UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-5514

(Investment Company Act File Number)

Wilmington Funds

(Exact Name of Registrant as Specified in Charter)

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

410.986.5600

(Registrant’s Telephone Number)

Gregory B. McShea

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

Baltimore, Maryland 21202

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 04/30

Date of Reporting Period: Fiscal year ended 04/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

April 30, 2012

PRESIDENT’S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Short-Term Corporate Bond Fund

Wilmington Short Duration Government Bond Fund

Wilmington Municipal Bond Fund

Wilmington Maryland Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington Pennsylvania Municipal Bond Fund

Wilmington Virginia Municipal Bond Fund

Money Market Funds

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”) formerly MTB Income Fund

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”) formerly MTB Intermediate Term Bond Fund

Wilmington Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”) formerly MTB Short-Term Corporate Bond Fund

Wilmington Short Duration Government Bond Fund (“Short Duration Government Bond Fund”) formerly MTB Short Duration Government Bond Fund

Wilmington Municipal Bond Fund (“Municipal Bond Fund”) formerly a series of the WT Mutual Fund

Wilmington Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”) formerly MTB Maryland Municipal Bond Fund

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”) formerly MTB New York Municipal Bond Fund

Wilmington Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”) formerly MTB Pennsylvania Municipal Bond Fund

Wilmington Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) formerly MTB Virginia Municipal Bond Fund

Wilmington Prime Money Market Fund (“Prime Money Market Fund”) formerly MTB Money Market Fund

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) formerly MTB US Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”) formerly MTB U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”) formerly MTB Tax-Free Money Market Fund

Dear Investor:

I am pleased to enclose the Annual Report of the Wilmington Funds, formerly known as the MTB Group of Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2011 through April 30, 2012. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the new advisor to the Trust, and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investments Advisors, Inc.), the sub-advisor to the Trust, have provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The U.S. economy continues to show positive growth, but it is a slow rate of growth. The Commerce Department announced its early estimate of Gross Domestic Product (“GDP”) growth of 2.2% in the first quarter. Momentum is improving, but economic expansion remains mediocre. Since the beginning of the current recovery (third quarter of calendar year 2009), the country has averaged a 2.4% growth rate. This is significantly lower than the 4.5% annual growth rate during the last seven economic recoveries over the past 40 years. Currently, personal consumption accounts for 70% of GDP, and there is a reluctance – or inability – to ramp up spending. Consumers are concerned about the value of their homes and the outlook for jobs. Post-recession employment growth has averaged less than 1% annually since the recession ended in 2009. Jobless recoveries have become the norm. At the same time, worker productivity (output per hour) has increased. These productivity gains allow employers to keep labor costs in check, boosting profitability.

There are pockets of strength in the U.S. economic recovery, and the warm winter may have brought an early spring to the economy. Private sector hiring picked up, but government cutbacks (state and local) held back over-all job growth. April’s unemployment rate dropped to 8.1% and the economy added 115,000 jobs in the month. While this appears favorable, over 300,000 workers have dropped out of the work force and 41% of the unemployed have been out of work for six months or more.

Global concerns remain; including a slower growth in China’s economy, austerity programs in the peripheral Eurozone countries, and a technical recession in the United Kingdom. On this side of the Atlantic, we are seeing some positive contributions from the consumer, exports, and private inventory investments. The Federal Reserve (the “Fed”) has noted an improving economy; however, “not enough to warrant a change in stimulative policies at this time”. They predicted economic growth between 2.4% and 2.9% this year, which is significantly better than the 1.7% last year.

The Bond Markets

The bond market, the subject of so much stress last summer, has been much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Fed responded to the slow economic growth by embarking on “Operation Twist” where it simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that it would keep short-term interest rates extremely low into 2014. The European Central Bank (ECB) initiated its “Long-Term Refinancing Operations” which addressed some of the liquidity concerns of its banking system by allowing banks to borrow cash from the ECB at a discounted borrowing rate by depositing longer-term loans with the ECB.

PRESIDENT’S MESSAGE  /  April 30, 2012

ii

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries.

It’s been a good year in fixed income, particularly in the tax-exempt bond arena. Two trends in the municipal market appeared during the 12 months ending 4/30/2012, both reflecting a reversal of the trends in place during the prior fiscal year. One trend was the increased supply of municipal debt issues where levels had moved into a more traditional range as compared to the previous period’s depressed levels, and the other trend was the increased level of demand for municipal securities compared to the previous period’s sell off of municipal securities.

For the 12-month reporting period May 1, 2011 through April 30, 2012, certain Barclays Capital indices performed as follows1:

Barclays Capital U.S. Aggregate Bond Index[2]	Barclays Capital U.S. Treasury Bond Index[3]	Barclays Capital U.S. Mortgage- Backed Securities Index[4]	Barclays Capital U.S. Credit Bond Index[5]	Barclays Capital Municipal Bond Index[6]
7.54%	8.89%	5.74%	9.20%	11.36%

The Stock Markets

The Funds’ fiscal year ended with broad U.S. stock indices modestly higher. The slight net change masks an index drop of nearly 20% and a recovery. The potential effects of a European insolvency in both sovereign credit and banks put a scare into equity markets in August but were alleviated at least temporarily by allowing European banks to move their funding needs out to three years to provide some insurance against a liquidity crisis. While concerns about Europe fluctuated, the economic picture in the U.S. appeared to firm with a marginally better employment picture and confidence improving for both consumers and small businesses. As employment improves, it is expected that the housing market will show signs of stability with the hope of potentially adding to domestic growth at some point in the future.

The S&P 500 jumped 12.6% (including dividends) in the first quarter of 2012 with the unusual feature of having positive returns in each of the three months. One strategist points out that this has happened in only 17 of the past 66 years and there were no down years in those periods. Of course, past performance is no indication of future performance. As we approach mid-year, the market has its eyes on many issues including weakness in the European Union; the elections in the U.S.; a slowdown in China; and, the “fiscal cliff” in the U.S. which refers to a combination of expiring tax cuts, the end of the 2009 stimulus package, automatic spending cuts and new healthcare-related taxes which will be a drag on the economy.

The best performing industries during the fiscal year included computer hardware, auto retailing and homebuilding. The worst performing industries, suggesting a concern about a cyclical slowdown, included tires and rubber, aluminum, coal and consumable fuel.

For the 12-month reporting period May 1, 2011 through April 30, 2012, certain stock market indices performed as follows:

S&P 500 Index[7]	Dow Jones Industrial Average[8]	NASDAQ Composite Index[9]	MSCI All Country World ex-US (Net) Index[10]
4.76%	5.97%	7.17%	(12.90)%

April 30, 2012  /  PRESIDENT’S MESSAGE

iii

The Trust, with assets of $12.8 billion as of April 30, 2012, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income11, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need.

Sincerely,

Kenneth Thompson

President

June 4, 2012

PRESIDENT’S MESSAGE  /  April 30, 2012

iv

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International Investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclays Capital U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.	Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

5.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Capital Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.	S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

9.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

10.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices.

11.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

Sector allocation and credit quality percentages are based on total portfolio as of quarter-end and are subject to change at any time. This data is shown for informational purposes only and is not to be considered a recommendation to purchase or sell any security. The credit quality of the investments in the Fund’s portfolio does not apply to the safety and stability of the Fund and are subject to change. Ratings shown are assigned by one or more Nationally Recognized Statistical Rating Organizations (NRSRO), such as Standard & Poor’s, and typically range from AAA (highest) to D (lowest). When ratings from two NRSROs are available, the lowest rating is used. Bonds not rated by an NRSRO are included in the Not Rated category, which does not necessarily indicate low quality. Cash is defined as bonds with stated maturities of seven days or less and includes money market funds and other cash equivalents. For more information regarding rating methodologies for S&P visit www.standardandpoors.com and for Moody’s visit www.moodys.com.

April 30, 2012  /  PRESIDENT’S MESSAGE

1

WILMINGTON BROAD MARKET BOND FUND

(formerly known as MTB Income Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 6.54%* for A Shares and 6.90%* for I Shares, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index**, which had a total return of 7.54%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 7.10%.

The bond market, the subject of so much stress last summer, was much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Federal Reserve (the “Fed”) responded to the slow economic growth by embarking on “Operation Twist” where it simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that it would keep short-term interest rates extremely low into 2014. The European Central Bank initiated the Long-Term Refinancing Operations which addressed some of the liquidity concerns of its banking system.

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries. However, for the past fiscal year the Corporate and Mortgage-Backed sectors underperformed the Treasury market as risk premiums widened.

The change in key interest rates over the last twelve months is presented below.

	4/30/11	10/31/11	4/30/12
Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.00% - 0.25%
2 Year Treasury Note	0.60%	0.24%	0.26%
10 Year Treasury Note	3.29%	2.11%	1.91%

The yield curve has flattened as investors seek to maintain current income. In sum, the bond market performed very strongly over the last twelve months.

The Fund underperformed the benchmark over the last fiscal year. The underperformance can be attributed to the decision to remain overweight the higher-yielding Corporate sector of the bond market. Given that long-term interest rates were providing negative real rates, we allocated more assets to the higher-yielding Corporate sector. However, given the concerns surrounding Europe and the fragility of the economic recovery, the Corporate sector underperformed in 2011 and for the fiscal year. The decision to remain underweight the Mortgage-Backed sector of the market versus the benchmark aided performance as the Mortgage-Backed sector underperformed as investors required higher risk premiums to compensate for increased prepayment risk associated with historically low mortgage rates.

Our duration and yield curve management strategies also aided performance during the fiscal year. For example, we maintained a longer duration than the benchmark as interest rates declined during last summer in response to the Fed decision to maintain the accommodative policy into mid- 2013.

Looking forward we will continue to utilize our disciplined active relative value investment process.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 1.73%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2012

2

WILMINGTON BROAD MARKET BOND FUND – A SHARES* AND I SHARES†,*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Broad Market Bond Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Lipper Corporate A-Rated Debt Funds Average.2

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Broad Market Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital Aggregate Bond Index (BCAB)2 and the Lipper Corporate A-Rated Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	1.73%	6.90%
5 Years	4.79%	6.01%
10 Years	4.48%	5.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	1.18%	0.93%
After Waivers	1.00%	0.65%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, BCAB and the Lipper Corporate A-Rated Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Broad Market Bond Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

*	Formerly Class A Shares and Institutional I Shares.

April 30, 2012  /  ANNUAL REPORT

3

WILMINGTON INTERMEDIATE-TERM BOND FUND

(formerly known as MTB Intermediate-Term Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 4.96%* for A Shares, 4.28%* for C Shares, and 5.33%* for I Shares, versus its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index**, which had a total return of 5.86% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 4.17%.

The bond market, the subject of so much stress last summer, was much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Federal Reserve (the “Fed”) responded to the slow economic growth by embarking on “Operation Twist” where they simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that it would keep short-term interest rates extremely low into 2014. The European Central Bank initiated the Long-Term Refinancing Operations which addressed some of the liquidity concerns of its banking system.

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries. However, for the past fiscal year the Corporate and Mortgage-Backed sectors underperformed the Treasury market as risk premiums widened.

The change in key interest rates over the last twelve months is presented below.

	4/30/11	10/31/11	4/30/12
Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.00% - 0.25%
2 Year Treasury Note	0.60%	0.24%	0.26%
10 Year Treasury Note	3.29%	2.11%	1.91%

The yield curve has flattened as investors seek to maintain current income. In sum, the bond market performed very strongly over the last twelve months.

The Fund had a shorter average maturity than its benchmark which detracted from performance. In addition, the Fund was underweight Treasuries and overweight Corporate securities relative to the benchmark. This hurt the Fund’s relative performance as Treasuries outperformed Corporate securities. Performance was also hampered in the first quarter of 2012 as large U.S. and U.S. dollar-denominated European banks and broker dealers significantly outperformed the overall credit portion of the benchmark. Earlier in the fiscal year the Fund reduced its exposure to this more risky sector of the market.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 0.21%, adjusted for the Fund’s maximum sales charge, and the total return for C Shares was 3.29%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital Intermediate U.S, Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2012

4

WILMINGTON INTERMEDIATE-TERM BOND FUND – A SHARES* AND C SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Intermediate-Term Bond Fund (A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2012, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)3 and the Lipper Short Intermediate Investment Grade Debt Funds Average.3

The graph below illustrates the hypothetical investment of $10,000,2 in the Wilmington Intermediate-Term Bond Fund (C Shares) (the “Fund”) from March 31, 2010 (start of performance) to April 30, 2012, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)3 and the Lipper Short Intermediate Investment Grade Debt Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	C Shares
1 Year	0.21%	3.29%
5 Years	5.39%	N/A
Start of Performance[4]	4.55%	4.90%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for A Shares and contingent deferred sales charge (“CDSC”) of up to 1.00% for C Shares.

Annual Operating Expense Ratio

	A Shares	C Shares
Before Waivers	1.23%	1.98%
After Waivers	0.95%	1.68%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	Represents a hypothetical investment of $10,000 in C Shares of the Fund. The ending value does not reflect a contingent deferred sales load on any redemption over 1 year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions.

3	The performance for the BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. Lipper Short Intermediate Investment Grade Debt Funds Average performance is as of the month-end following the inception date of the Fund. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

4	The start of performance for A Shares was August 18, 2003 and C Shares was March 31, 2010.

*	Formerly Class A Shares and Class C Shares.

April 30, 2012  /  ANNUAL REPORT

5

WILMINGTON INTERMEDIATE-TERM BOND FUND – I SHARES†,*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Intermediate-Term Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)1 and the Lipper Short Intermediate Investment Grade Debt Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	5.33%
5 Years	6.62%
10 Years	5.59%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.98%
After Waivers	0.60%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance for the Fund, the BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

6

WILMINGTON SHORT-TERM CORPORATE BOND FUND

(formerly known as MTB Short-Term Corporate Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Short-Term Corporate Bond Fund (the “Fund”) had a total return of 1.48%* for A Shares, 0.71%* for C Shares, and 1.74%* for I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 1.48%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 1.72%.

The bond market, the subject of so much stress last summer, was much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Federal Reserve (the “Fed”) responded to the slow economic growth by embarking on “Operation Twist” where they simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that it would keep short-term interest rates extremely low into 2014. The European Central Bank initiated the Long-Term Refinancing Operations which addressed some of the liquidity concerns of its banking system.

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries. However, for the past fiscal year the Corporate and Mortgage-Backed sectors underperformed the Treasury market as risk premiums widened.

The change in key interest rates over the last twelve months is presented below.

	4/30/11	10/31/11	4/30/12
Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.00% - 0.25%
2 Year Treasury Note	0.60%	0.24%	0.26%
10 Year Treasury Note	3.29%	2.11%	1.91%

The yield curve has flattened as investors seek to maintain current income. In sum, the bond market performed very strongly over the last twelve months.

The Fund had a shorter average maturity than its benchmark which detracted slightly from performance. In addition, relative performance was also hampered over the first quarter of 2012 as large U.S. and U.S. dollar-denominated European banks and broker dealers significantly outperformed the overall credit portion of the benchmark. Earlier in the year the Fund reduced its exposure to this more risky sector of the market. However, the Fund’s corporate exposure caused it to outperform the benchmark over the last 12 months.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was (0.26)%, adjusted for the Fund’s maximum sales charge, and the total return for C Shares was (0.29)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2012  /  ANNUAL REPORT

7

WILMINGTON SHORT-TERM CORPORATE BOND FUND – A SHARES* AND C SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short-Term Corporate Bond Fund (A Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2012, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)3 and the Lipper Short Investment Grade Debt Funds Average.3

The graph below illustrates the hypothetical investment of $10,0002 in the Wilmington Short-Term Corporate Bond Fund (C Shares) (the “Fund”) from April 08, 2010 (start of performance) to April 30, 2012, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)3 and the Lipper Short Investment Grade Debt Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	C Shares
1 Year	(0.26)%	(0.29)%
5 Years	3.13%	N/A
Start of Performance[4]	2.90%	1.43%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for A Shares and contingent deferred sales charge (“CDSC”) of up to 1.00% for C Shares.

Annual Operating Expense Ratio

	A Shares	C Shares
Before Waivers	1.25%	2.00%
After Waivers	0.86%	1.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	Represents a hypothetical investment of $10,000 in C Shares of the Fund. The ending value does not reflect a contingent deferred sales load on any redemption over 1 year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions.

3	The performance for the BCGC and the Lipper Short Investment Grade Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. Lipper Short Investment Grade Debt Funds Average performance is as of the month-end following the inception date of the Fund. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

4	The start of performance for A Shares was August 25, 2003 and C Shares was April 8, 2010.

*	Formerly Class A Shares and Class C Shares.

ANNUAL REPORT  /  April 30, 2012

8

WILMINGTON SHORT-TERM CORPORATE BOND FUND – I SHARES†,*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Short-Term Corporate Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BC1-3GCB”)1 and the Lipper Short Investment Grade Debt Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	1.74%
5 Years	3.71%
10 Years	3.44%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.00%
After Waivers	0.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance for the Fund, the BC1-3GCB and the Lipper Short Investment Grade Debt Funds Average assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	Performance presented prior to August 22, 2003 reflects the performance of the ARK Short-Term Bond Portfolio, which the Wilmington Short-Term Corporate Bond Fund acquired pursuant to a reorganization on that date.

*	Formerly Institutional I Shares.

April 30, 2012  /  ANNUAL REPORT

9

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

(formerly known as MTB Short Duration Government Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Short Duration Government Bond Fund (the “Fund”) had a total return of 1.40%* for A Shares, 0.61%* for C Shares, and 1.66%* for I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index**, which had a total return of 1.25%, and its peer group, the Lipper Short U.S. Government Bond Funds Average***, which had a total return of 1.21%.

The bond market, the subject of so much stress last summer, was much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Federal Reserve (the “Fed”) responded to the slow economic growth by embarking on “Operation Twist” where it simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that they would keep short-term interest rates extremely low into 2014. The European Central Bank initiated the Long-Term Refinancing Operations which addressed some of the liquidity concerns of its banking system.

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries. However, for the past fiscal year the Corporate and Mortgage-Backed sectors underperformed the Treasury market as risk premiums widened.

The change in key interest rates over the last 12 months is presented below.

	4/30/11	10/31/11	4/30/12
Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.00% - 0.25%
2 Year Treasury Note	0.60%	0.24%	0.26%
10 Year Treasury Note	3.29%	2.11%	1.91%

The yield curve has flattened as investors seek to maintain current income. In sum, the bond market performed very strongly over the last twelve months.

While having a shorter average maturity than its benchmark, which detracted slightly from performance, the maintenance and acquisition of well-structured collateralized mortgage obligations significantly enhanced the Fund’s total return.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was (0.42)%, adjusted for the Fund’s maximum sales charge, and the total return for C Shares was (0.38)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities between one and three years. This index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2012

10

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND –
A SHARES* AND C SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short Duration Government Bond Fund (A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2012, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)3 and the Lipper Short U.S. Government Average.3

The graph below illustrates the hypothetical investment of $10,0002 in the Wilmington Short Duration Government Bond Fund (C Shares) (the “Fund”) from April 9, 2010 (start of performance) to April 30, 2012, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index
(“BC1-3GB”)3 and the Lipper Short U.S. Government Average.3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	C Shares
1 Year	(0.42)%	(0.38)%
5 Years	3.01%	N/A
Start of Performance[4]	2.79%	1.07%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for A Shares and contingent deferred sales charge (“CDSC”) of up to 1.00% for C Shares.

Annual Operating Expense Ratio

	A Shares	C Shares
Before Waivers	1.26%	2.01%
After Waivers	0.89%	1.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	Represents a hypothetical investment of $10,000 in C Shares of the Fund. The ending value does not reflect a contingent deferred sales load on any redemption over 1 year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions.

3	The performance for the BC1-3GB and the Lipper Short U.S. Government Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. Lipper Short U.S. Government Average performance is as of the month-end following the inception date of the Fund. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

4	The start of performance for A Shares was August 18, 2003 and C Shares was April 9, 2010.

*	Formerly Class A Shares and Class C Shares.

April 30, 2012  /  ANNUAL REPORT

11

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Short Duration Government Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)1 and the Lipper Short U.S. Government Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	1.66%
5 Years	3.61%
10 Years	3.26%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.01%
After Waivers	0.64%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance for the Fund, the BC1-3GB and the Lipper Short U.S. Government Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

12

WILMINGTON MUNICIPAL BOND FUND

(formerly a series of WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 8.18%* for A Shares and 8.33%* for I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 7.84%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 7.08%.

It was a good year in fixed income securities, particularly in the tax-exempt bond arena. Two trends in the municipal bond market appeared during the 12 months ended April 30, 2012, both reflecting a reversal of the trends in place in the prior period. One trend had to do with the supply of municipal debt issues and the other had to do with the demand for those issues.

Regarding the supply of new issues, you need to return to the fourth quarter of 2010 to gather perspective on the dramatic decline during the calendar year 2011. The ability for states and municipalities to issue taxable “Build America Bonds” (“BABs”) was expiring at year end 2010. For municipalities, BABs were viewed as a viable alternative to issuing traditional tax-exempt bonds—particularly at the 35% reimbursement rate that they would receive back from the Federal government on the interest paid out. This “sunset” provision drove supply in the fourth quarter of 2010 much higher—in essence, taking the supply of Municipal Bonds away from the first and second quarters of 2011. Slowly, over the course of 2011, the new issue calendar began to build back up—not to the elevated 2010 levels, but more of a traditional pattern. By the first quarter of 2012, the supply could be described as moderate, not the drought like conditions of 2011 and not near record-breaking pace of 2010. We consider the return to a normal pattern to be positive for the market—often times a market without sufficient supply lacks direction and a market that is swamped in new issues struggles to efficiently place all the new bonds.

Much like the discussion of supply, the patterns of demand for municipal bonds begins with a consideration of the environment immediately prior to our 10-month reporting period. Sparked by the negative prognostications of municipal credit during the last few months of 2010, investors—particularly mutual fund investors—retreated and exited the tax-exempt market. As reported by the Investment Company Institute, flows into and out of long-term municipal bond funds for the first eight months of 2011 netted an outflow of $23 billion. Despite a turnaround in the final quarter, tax-exempt bond funds lost $12 billion in assets over the course of the calendar year 2011. The trend established at the end of 2011 has carried over into 2012 and the fund flows have been positive, some weeks very strong and some weeks almost none existent, but overall, the pattern is positive.

These two trends helped the municipal market generate some of the positive performance experienced over the last 10 months. With a couple of bumps along the way, municipal yields fell during the year. In fact, looking at the yields on 10-year high grade tax-exempt bonds, the high mark was the very beginning of the reporting period (April 29, 2011) with a 2.85% yield, as measured by the MMD1 AAA-rated scale. Municipal yields hit their low point in the middle of January 2012, with the 10-year touching 1.67%. From there rates were somewhat flat in February, ticked up in March and came right back down in April, ending the fiscal year at 1.87%. As you might expect in a falling rate environment, each extension out the maturity curve added to the overall total return. As measured by the components of the Barclays Capital Municipal Bond Index**, the 3-, 5-, 10-Year, and Long segments of the Index produced total returns for the year ending April 30, 2012 of 3.24%, 6.39%, 11.46%, and 18.57%, respectively.

Another trend worth noting was the reach for yield during the fiscal year. Two ways of reaching for yield are by extending out the curve and extending down in credit quality. From both perspectives, we can measurably see the impact of this reach. The slope of the yield curve measures the difference between yields at 2 different maturities. On April 29, 2011, the yield differential between 2- and 10-year high grade bonds (again as measured by the MMD AAA-rated scale) was 2.29%—in other words, investors were getting compensated with an additional 2.29% in yield for extending their maturity from 2 to 10-years. By the end of the fiscal year, that additional yield compensation had narrowed to 1.56%. Likewise, there is a yield spread between high-grade bonds and lower-rated investment grade securities. Comparing the yields of similar maturity bonds (i.e., 10-year terms), but with different ratings (AAA vs. BBB), we can see that during the year the differential in yield between these also narrowed—beginning the year at a 1.99% yield spread and ending the year with a 1.87% yield spread. Just as investors were reaching out the curve and driving down the slope, they reached down in credit and narrowed the spread between AAA and BBB rated bonds.

The Fund outperformed both its benchmark and its Lipper peer group. The Fund’s performance reflected the market trends discussed above. The longest bonds in the Fund generated the best total returns for the 10-month period. The Fund was slightly overweight bonds with durations exceeding 6 years (43.3% exposure versus 41.3% for the Index), which contributed positively to performance relative to the benchmark. Another positive influence on relative returns was the Fund’s sector positioning. The Fund was overweight Healthcare (10.8% vs. 5.8%) when healthcare revenue bonds outperformed and was underweight Pre-refunded bonds (2.4% vs. 4.7%) when Pre-refunded bonds underperformed. Detracting slightly was the Fund’s credit positioning—being underweight A-rated and lower rated securities (26% to 39% for the Index) in a market where credit spreads compressed.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 3.32% for the

April 30, 2012  /  ANNUAL REPORT

13
10-month period ended April 30, 2012, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The Barclays Capital 3-, 5-, 10-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named Index. The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

1	Municipal Market Data (MMD) is a municipal market securities information service provided by Thomson Reuters.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2012

14

WILMINGTON MUNICIPAL BOND FUND – A SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Municipal Bond Fund (A Shares) (the “Fund”) from December 19, 2005 to April 30, 2012, compared to the S&P Intermediate Municipal Index2.

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	4.55%
5 Years	4.32%
Start of Performance (12/19/05)	4.16%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.19%
After Waivers	0.87%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

*	Formerly Class A Shares.

April 30, 2012  /  ANNUAL REPORT

15

WILMINGTON MUNICIPAL BOND FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Municipal Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the S&P Intermediate Municipal Index.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	9.69%
5 Years	5.53%
10 Years	4.47%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.94%
After Waivers	0.62%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance for the Fund and the S&P Intermediate Municipal Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

16

WILMINGTON MARYLAND MUNICIPAL BOND FUND

(formerly known as MTB Maryland Municipal Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Maryland Municipal Bond Fund (the “Fund”) had a total return of 7.71%* for A Shares and 7.89%* for I Shares, versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index** and Barclays Capital 10-Year Municipal Bond Index**, which had total returns of 9.34% and 11.46%, respectively. The Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average***, had a total return of 7.93%.

It was a good year in fixed income securities, particularly in the tax-exempt bond arena. Two trends in the municipal bond market appeared during the 12 months ended April 30, 2012, both reflecting a reversal of the trends in place in the prior period. One trend had to do with the supply of municipal debt issues and the other had to do with the demand for those issues.

Regarding the supply of new issues, you need to return to the fourth quarter of 2010 to gather perspective on the dramatic decline during the calendar year 2011. The ability for states and municipalities to issue taxable “Build America Bonds” (“BABs”) was expiring at year end 2010. For municipalities, BABs were viewed as a viable alternative to issuing traditional tax-exempt bonds—particularly at the 35% reimbursement rate that they would receive back from the Federal government on the interest paid out. This “sunset” provision drove supply in the fourth quarter of 2010 much higher—in essence, taking the supply of Municipal Bonds away from the first and second quarters of 2011. Slowly, over the course of 2011, the new issue calendar began to build back up—not to the elevated 2010 levels, but more of a traditional pattern. By the first quarter of 2012, the supply could be described as moderate, not the drought like conditions of 2011 and not the near record-breaking pace of 2010. We consider the return to a normal pattern to be positive for the market—often times a market without sufficient supply lacks direction and a marketthat is swamped in new issues struggles to efficiently place all the new bonds.

Much like the discussion of supply, the patterns of demand for municipal bonds begins with a consideration of the environment immediately prior to our 12-month reporting period. Sparked by the negative prognostications of municipal credit during the last few months of 2010, investors—particularly mutual fund investors—retreated and exited the tax-exempt market. As reported by the Investment Company Institute, flows into and out of long-term municipal bond funds for the first eight months of 2011 netted an outflow of $23 billion. Despite a turnaround in the final quarter, tax-exempt bond funds lost $12 billion in assets over the course of the calendar year 2011. The trend established at the end of 2011 has carried over into 2012 and the fund flows have been positive, some weeks very strong and some weeks almost none existent, but overall, the pattern is positive.

These two trends helped the municipal market generate some of the positive performance experienced over the last 12 months. With a couple of bumps along the way, municipal yields fell during the year. In fact, looking at the yields on 10-year high grade tax-exempt bonds, the high mark was the very beginning of the reporting period

(April 29, 2011) with a 2.85% yield, as measured by the MMD1 AAA-rated scale. Municipal yields hit their low point in the middle of January 2012, with the 10-year touching 1.67%. From there rates were somewhat flat in February, ticked up in March and came right back down in April, ending the fiscal year at 1.87%. As you might expect in a falling rate environment, each extension out the maturity curve added to the overall total return. As measured by the components of the Barclays Capital Municipal Index, the 3-, 5-, 10-Year, and Long segments of the Index produced total returns for the year ending April 30, 2012 of 3.24%, 6.39%, 11.46%, and 18.57%, respectively.

Another trend worth noting was the reach for yield during the fiscal year. Two ways of reaching for yield are by extending out the curve and extending down in credit quality. From both perspectives, we can measurably see the impact of this reach. The slope of the yield curve measures the difference between yields at 2 different maturities. On April 29, 2011, the yield differential between 2 and 10-year high grade bonds (again as measured by the MMD AAA-rated scale) was 2.29%—in other words, investors were getting compensated with an additional 2.29% in yield for extending their maturity from 2 to 10-years. By the end of the fiscal year, that additional yield compensation had narrowed to 1.56%. Likewise, there is a yield spread between high-grade bonds and lower-rated investment grade securities. Comparing the yields of similar maturity bonds (i.e., 10-year terms), but with different ratings (AAA vs. BBB), we can see that during the year the differential in yield between these also narrowed—beginning the year at a 1.99% yield spread and ending the year with a 1.87% yield spread. Just as investors were reaching out the curve and driving down the slope, they reached down in credit and narrowed the spread between AAA and BBB rated bonds.

The Fund’s performance reflected these trends in the market. While the Fund is managed to an intermediate maturity and duration, that goal is achieved by using a barbell approach, with heavy weightings of both long and short bonds. As one might expect, the shorter bonds in the portfolio were among the weakest relative performers and the long bonds were the best performers. Ironically, these best and worst sectors, as measured by their term to maturity, were exaggerated by their credit ratings. While not universally true, many of the Fund’s short bonds were high rated—such as AAA bonds secured by escrowed U.S. Treasury securities—and hence were not advantaged by the reach for yield down the credit spectrum. Many of the long positions in the Fund were A-rated or below, positioning them to perform well not just because of their longer term to maturity, but also from the tightening of yield spreads. Overall, the Fund’s performance reflected its intermediate positioning—right in between the Barclays Capital Municipal 5 and 10-year Indices and very close the average for its Lipper peer group.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an

April 30, 2012  /  ANNUAL REPORT

17
investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 2.87%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds with maturities between eight and twelve years. The Barclays Capital 3-, 5-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named Index. The Indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indexes are unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

1	Municipal Market Data (MMD) is a municipal market securities information service provided by Thomson Reuters.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2012

18

WILMINGTON MARYLAND MUNICIPAL BOND FUND – A SHARES* AND I SHARES†,*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Maryland Municipal Bond Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Maryland Municipal Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the BC10MB,2 the BC7MB2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	2.87%	7.89%
5 Years	3.16%	4.29%
10 Years	3.66%	4.30%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	1.18%	0.93%
After Waivers	0.95%	0.67%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

*	Formerly Class A Shares and Institutional I Shares.

April 30, 2012  /  ANNUAL REPORT

19

WILMINGTON NEW YORK MUNICIPAL BOND FUND

(formerly known as MTB New York Municipal Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 7.96%* for A Shares and 8.33%* for I Shares, versus its benchmark, the Barclays Capital New York Tax-Exempt Index**, which had a total return of 10.08%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 8.08%.

It was a good year in fixed income securities, particularly in the tax-exempt bond arena. Two trends in the municipal bond market appeared during the 12 months ended April 30, 2012, both reflecting a reversal of the trends in place in the prior period. One trend had to do with the supply of municipal debt issues and the other had to do with the demand for those issues.

Regarding the supply of new issues, you need to return to the fourth quarter of 2010 to gather perspective on the dramatic decline during the calendar year 2011. The ability for states and municipalities to issue taxable “Build America Bonds” (“BABs”) was expiring at year end 2010. For municipalities, BABs were viewed as a viable alternative to issuing traditional tax-exempt bonds—particularly at the 35% reimbursement rate that they would receive back from the Federal government on the interest paid out. This “sunset” provision drove supply in the fourth quarter of 2010 much higher—in essence, taking the supply of Municipal Bonds away from the first and second quarters of 2011. Slowly, over the course of 2011, the new issue calendar began to build back up—not to the elevated 2010 levels, but more of a traditional pattern. By the first quarter of 2012, the supply could be described as moderate, not the drought like conditions of 2011 and not the near record-breaking pace of 2010. We consider the return to a normal pattern to be positive for the market—often times a market without sufficient supply lacks direction and a market that is swamped in new issues struggles to efficiently place all the new bonds.

Much like the discussion of supply, the patterns of demand for municipal bonds begins with a consideration of the environment immediately prior to our 12-month reporting period. Sparked by the negative prognostications of municipal credit during the last few months of 2010, investors—particularly mutual fund investors—retreated and exited the tax-exempt market. As reported by the Investment Company Institute, flows into and out of long-term municipal bond funds for the first eight months of 2011 netted an outflow of $23 billion. Despite a turnaround in the final quarter, tax-exempt bond funds lost $12 billion in assets over the course of the calendar year 2011. The trend established at the end of 2011 has carried over into 2012 and the fund flows have been positive, some weeks very strong and some weeks almost none existent, but overall, the pattern is positive.

These two trends helped the municipal market generate some of the positive performance experienced over the last 12 months. With a couple of bumps along the way, municipal yields fell during the year. In fact, looking at the yields on 10-year high grade tax-exempt bonds, the high mark was the very beginning of the reporting period (April 29, 2011) with a 2.85% yield, as measured by the MMD1

AAA- rated scale. Municipal yields hit their low point in the middle of January 2012, with the 10-year touching 1.67%. From there rates were somewhat flat in February, ticked up in March and came right back down in April, ending the fiscal year at 1.87%. As you might expect in a falling rate environment, each extension out the maturity curve added to the overall total return. As measured by the components of the Barclays Capital Municipal Index**, the 3-, 5-, 10-Year, and Long segments of the Index produced total returns for the year ending April 30, 2012 of 3.24%, 6.39%, 11.46%, and 18.57%, respectively.

Another trend worth noting was the reach for yield during the fiscal year. Two ways of reaching for yield are by extending out the curve and extending down in credit quality. From both perspectives, we can measurably see the impact of this reach. The slope of the yield curve measures the difference between yields at 2 different maturities. On April 29, 2011, the yield differential between 2 and 10-year high grade bonds (again as measured by the MMD AAA-rated scale) was 2.29%—in other words, investors were getting compensated with an additional 2.29% in yield for extending their maturity from 2 to 10-years. By the end of the fiscal year, that additional yield compensation had narrowed to 1.56%. Likewise, there is a yield spread between high-grade bonds and lower-rated investment grade securities. Comparing the yields of similar maturity bonds (i.e., 10-year terms), but with different ratings (AAA vs. BBB), we can see that during the year the differential in yield between these also narrowed—beginning the year at a 1.99% yield spread and ending the year with a 1.87% yield spread. Just as investors were reaching out the curve and driving down the slope, they reached down in credit and narrowed the spread between AAA and BBB rated bonds.

The Fund’s performance reflected these trends in the market. While the Fund is managed to an intermediate maturity and duration, that goal is achieved by using a barbell approach, with heavy weightings of both long and short bonds. As one might expect, the shorter bonds in the portfolio were among the weakest relative performers and the long bonds were the best performers. Ironically, these best and worst sectors as measured by their term to maturity were exaggerated by their credit ratings. While not universally true, many of our short bonds were high rated—such as AAA bonds secured by escrowed U.S. Treasury securities—and hence were not advantaged by the reach for yield down the credit spectrum. Many of the long positions in the Fund were A-rated or below, positioning them to perform well not just because of their longer term to maturity, but also from the tightening of yield spreads. Overall, the Fund’s performance reflected its intermediate positioning—right in between the Barclays Capital Municipal 5 and 10-year Indices and it outperformed the average for its Lipper peer group. The Fund trailed its Barclays Capital benchmark as that benchmark represents all New York issues across the curve, including long bonds. While the Fund’s average duration is close to 5 years (representative of its intermediate-term mandate), the average duration of the benchmark is over 7 years—reflecting the exposure to longer bonds.

ANNUAL REPORT  /  April 30, 2012

20
*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 3.15%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital New York Tax-Exempt Index is a total return performance benchmark for the New York long-term investment grade tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and pre-refunded bonds. The Barclays Capital 3-, 5-, 10-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named index. The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The index is unmanaged and it is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

1	Municipal Market Data (MMD) is a municipal market securities information service provided by Thomson Reuters.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

New York Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing, and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions on New York City, however, would ultimately have an effect on the stateBond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

April 30, 2012  /  ANNUAL REPORT

21

WILMINGTON NEW YORK MUNICIPAL BOND FUND – A SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington New York Municipal Bond Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	3.15%
5 Years	2.73%
10 Years	3.50%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.20%
After Waivers	0.84%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Class A Shares.

ANNUAL REPORT  /  April 30, 2012

22

WILMINGTON NEW YORK MUNICIPAL BOND FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington New York Municipal Bond Fund (I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2012, compared to the BCNYTE1 and the Lipper New York Intermediate Municipal Debt Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	8.33%
5 Years	3.88%
Start of Performance (8/18/03)	4.08%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.95%
After Waivers	0.59%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance for the Fund, the BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average assumes the reinvestment of all dividends and distributions. Lipper New York Intermediate Municipal Debt Funds Average performance is as of the month-end following the inception date of the Fund. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Institutional I Shares.

April 30, 2012  /  ANNUAL REPORT

23

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND

(formerly known as MTB Pennsylvania Municipal Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Pennsylvania Municipal Bond Fund (the “Fund”) had a total return of 8.19% for A Shares and 8.57% for I Shares, versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index** and the Barclays Capital 10-Year Municipal Bond Index**, which had total returns of 9.34% and 11.46%, respectively. The Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average***, had a total return of 7.93%.

It was a good year in fixed income securities, particularly in the tax-exempt bond arena. Two trends in the municipal bond market appeared during the 12 months ended April 30, 2012, both reflecting a reversal of the trends in place in the prior period. One trend had to do with the supply of municipal debt issues and the other had to do with the demand for those issues.

Regarding the supply of new issues, you need to return to the fourth quarter of 2010 to gather perspective on the dramatic decline during the calendar year 2011. The ability for states and municipalities to issue taxable “Build America Bonds” (“BABs”) was expiring at year end 2010. For municipalities, BABs were viewed as a viable alternative to issuing traditional tax-exempt bonds—particularly at the 35% reimbursement rate that they would receive back from the Federal government on the interest paid out. This “sunset” provision drove supply in the fourth quarter of 2010 much higher—in essence, taking the supply of Municipal Bonds away from the first and second quarters of 2011. Slowly, over the course of 2011, the new issue calendar began to build back up—not to the elevated 2010 levels, but more of a traditional pattern. By the first quarter of 2012, the supply could be described as moderate, not the drought like conditions of 2011 and not the near record-breaking pace of 2010. We consider the return to a normal pattern to be positive for the market—often times a market without sufficient supply lacks direction and a market that is swamped in new issues struggles to efficiently place all the new bonds.

Much like the discussion of supply, the patterns of demand for municipal bonds begins with a consideration of the environment immediately prior to our 12-month reporting period. Sparked by the negative prognostications of municipal credit during the last few months of 2010, investors—particularly mutual fund investors—retreated and exited the tax-exempt market. As reported by the Investment Company Institute, flows into and out of long-term municipal bond funds for the first eight months of 2011 netted an outflow of $23 billion. Despite a turnaround in the final quarter, tax-exempt bond funds lost $12 billion in assets over the course of the calendar year 2011. The trend established at the end of 2011 has carried over into 2012 and the fund flows have been positive, some weeks very strong and some weeks almost none existent, but overall, the pattern is positive.

These two trends helped the municipal market generate some of the positive performance experienced over the last 12 months. With a couple of bumps along the way, municipal yields fell during the year. In fact, looking at the yields on 10-year high grade tax-exempt bonds, the high mark was the very beginning of the reporting period (April 29, 2011) with a 2.85% yield, as measured by the MMD1 AAA-rated scale. Municipal yields hit their low point in the middle of January 2012, with the 10-year touching 1.67%. From there rates were somewhat flat in February, ticked up in March and came right back down in April, ending the fiscal year at 1.87%. As you might expect in a falling rate environment, each extension out the maturity curve added to the overall total return. As measured by the components of the Barclays Capital Municipal Index**, the 3-, 5-, 10-Year, and Long segments of the Index produced total returns for the year ending April 30, 2012 of 3.24%, 6.39%, 11.46%, and 18.57%, respectively.

Another trend worth noting was the reach for yield during the fiscal year. Two ways of reaching for yield are by extending out the curve and extending down in credit quality. From both perspectives, we can measurably see the impact of this reach. The slope of the yield curve measures the difference between yields at 2 different maturities. On April 29, 2011, the yield differential between 2 and 10-year high grade bonds (again as measured by the MMD AAA-rated scale) was 2.29%—in other words, investors were getting compensated with an additional 2.29% in yield for extending their maturity from 2 to 10-years. By the end of the fiscal year, that additional yield compensation had narrowed to 1.56%. Likewise, there is a yield spread between high-grade bonds and lower-rated investment grade securities. Comparing the yields of similar maturity bonds (i.e., 10-year terms), but with different ratings (AAA vs. BBB), we can see that during the year the differential in yield between these also narrowed—beginning the year at a 1.99% yield spread and ending the year with a 1.87% yield spread. Just as investors were reaching out the curve and driving down the slope, they reached down in credit and narrowed the spread between AAA and BBB rated bonds.

The Fund’s performance reflected these trends in the market. While the Fund is managed to an intermediate maturity and duration, that goal is achieved by using a barbell approach, with heavy weightings of both long and short bonds. As one might expect, the shorter bonds in the portfolio were among the weakest relative performers and the long bonds were the best performers. Ironically, these best and worst sectors, as measured by their term to maturity, were exaggerated by their credit ratings. While not universally true, many of our short bonds were high rated—such as AAA bonds secured by escrowed U.S. Treasury securities—and hence were not advantaged by the reach for yield down the credit spectrum. Many of the long positions in the Fund were A-rated or below, positioning them to perform well not just because of their longer term to maturity, but also from the tightening of yield spreads. Overall, the Fund’s performance reflected its intermediate positioning—right in between the Barclays Capital Municipal 5- and 10-year Indices and it outperformed the average for its Lipper peer group.

ANNUAL REPORT  /  April 30, 2012

24
*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 3.35%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds with maturities between eight and twelve years. The Barclays Capital 3-, 5-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named Index. The Indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indexes are unmanaged and it is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

1	Municipal Market Data (MMD) is a municipal market securities information service provided by Thomson Reuters.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices. Income may be subject to the federal alternative minimum tax.

Pennsylvania Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Pennsylvania issuers. Pennsylvania’s economy has historically been dependent on heavy industry and agriculture but has diversified recently into medical and health services, education and financial services. Future economic difficulties in any of these industries could have an adverse impact on the finances of the state.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

April 30, 2012  /  ANNUAL REPORT

25

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND – A SHARES* AND I SHARES†,*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Pennsylvania Municipal Bond Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

The graph below illustrates the hypothetical investment of $1,000,0002 in the Wilmington Pennsylvania Municipal Bond Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the BC10MB2, the BC7MB2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	3.35%	8.57%
5 Years	3.46%	4.61%
10 Years	3.60%	4.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	1.20%	0.95%
After Waivers	0.95%	0.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the Wilmington Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date.

*	Formerly Class A Shares and Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

26

WILMINGTON VIRGINIA MUNICIPAL BOND FUND

(formerly known as MTB Virginia Municipal Bond Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Virginia Municipal Bond Fund (the “Fund”) generated a positive total return of 7.22%* for A Shares, versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index** and the Barclays Capital 10-Year Municipal Bond Index**, which had total returns of 9.34% and 11.46%, respectively. The Fund’s peer group, the Lipper Virginia Municipal Debt Funds Average***, had a total return of 11.23%.

It was a good year in fixed income securities, particularly in the tax-exempt bond arena. Two trends in the municipal bond market appeared during the 12 months ended April 30, 2012, both reflecting a reversal of the trends in place in the prior period. One trend had to do with the supply of municipal debt issues and the other had to do with the demand for those issues.

Regarding the supply of new issues, you need to return to the fourth quarter of 2010 to gather perspective on the dramatic decline during the calendar year 2011. The ability for states and municipalities to issue taxable “Build America Bonds” (“BABs”) was expiring at year end 2010. For municipalities, BABs were viewed as a viable alternative to issuing traditional tax-exempt bonds—particularly at the 35% reimbursement rate that they would receive back from the Federal government on the interest paid out. This “sunset” provision drove supply in the fourth quarter of 2010 much higher—in essence, taking the supply of Municipal Bonds away from the first and second quarters of 2011. Slowly, over the course of 2011, the new issue calendar began to build back up—not to the elevated 2010 levels, but more of a traditional pattern. By the first quarter of 2012, the supply could be described as moderate, not the drought like conditions of 2011 and not the near record-breaking pace of 2010. We consider the return to normal pattern to be positive for the market—often times a market without sufficient supply lacks direction and a market that is swamped in new issues struggles to efficiently place all the new bonds.

Much like the discussion of supply, the patterns of demand for municipal bonds begins with a consideration of the environment immediately prior to our 12-month reporting period. Sparked by the negative prognostications of municipal credit during the last few months of 2010, investors—particularly mutual fund investors—retreated and exited the tax-exempt market. As reported by the Investment Company Institute, flows into and out of long-term municipal bond funds for the first eight months of 2011 netted an outflow of $23 billion. Despite a turnaround in the final quarter, tax-exempt bond funds lost $12 billion in assets over the course of the calendar year 2011. The trend established at the end of 2011 has carried over into 2012 and the fund flows have been positive, some weeks very strong and some weeks almost none existent, but overall, the pattern is positive.

These two trends helped the municipal market generate some of the positive performance experienced over the last 12 months. With a couple of bumps along the way, municipal yields fell during the year. In fact, looking at the yields on 10-year high grade tax-exempt bonds, the high mark was the very beginning of the reporting period

(April 29, 2011) with a 2.85% yield, as measured by the MMD1 AAA-rated scale. Municipal yields hit their low point in the middle of January 2012, with the 10-year touching 1.67%. From there rates were somewhat flat in February, ticked up in March and came right back down in April, ending the fiscal year at 1.87%. As you might expect in a falling rate environment, each extension out the maturity curve added to the overall total return. As measured by the components of the Barclays Capital Municipal Index**, the 3-, 5-, 10-Year, and Long segments of the Index produced total returns for the year ending April 30, 2012 of 3.24%, 6.39%, 11.46%, and 18.57%, respectively.

Another trend worth noting was the reach for yield during the fiscal year. Two ways of reaching for yield are by extending out the curve and extending down in credit quality. From both perspectives, we can measurably see the impact of this reach. The slope of the yield curve measures the difference between yields at 2 different maturities. On April 29, 2011, the yield differential between 2 and 10-year high grade bonds (again as measured by the MMD AAA-rated scale) was 2.29%—in other words, investors were getting compensated with an additional 2.29% in yield for extending their maturity from 2 to 10-years. By the end of the fiscal year, that additional yield compensation had narrowed to 1.56%. Likewise, there is a yield spread between high-grade bonds and lower-rated investment grade securities. Comparing the yields of similar maturity bonds (i.e., 10-year terms), but with different ratings (AAA vs. BBB), we can see that during the year the differential in yield between these also narrowed—beginning the year at a 1.99% yield spread and ending the year with a 1.87% yield spread. Just as investors were reaching out the curve and driving down the slope, they reached down in credit and narrowed the spread between AAA and BBB rated bonds.

The Fund’s performance reflected these trends in the market. While the Fund is managed to an intermediate maturity and duration, that goal is achieved by using a barbell approach, with heavy weightings of both long and short bonds. As one might expect, the shorter bonds in the portfolio were among the weakest relative performers and the long bonds were the best performers. Ironically, these best and worst sectors, as measured by their term to maturity, were exaggerated by their credit ratings. While not universally true, many of the Fund’s short bonds were high rated—such as AAA bonds secured by escrowed U.S. Treasury securities—and hence were not advantaged by the reach for yield down the credit spectrum. Many of the long positions in the Fund were A-rated or below, positioning them to perform well not just because of their longer term to maturity, but also from the tightening of yield spreads. Overall, the Fund’s performance reflected its intermediate positioning—right in between the Barclays Capital Municipal 5 and 10-year Indices. It trailed its Lipper peer group as that group incorporates all long-term VA municipal bond mutual funds. While the Fund’s average duration is close to 5 years (representative of its intermediate term mandate), the average duration of the funds participating in the Lipper peer group is over 7 years—reflecting the longer nature of the peer group.

April 30, 2012  /  ANNUAL REPORT

27
*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 2.37%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds with maturities between eight and twelve years. The Barclays Capital 3-, 5-Year, and Long Municipal Bond Indices are widely recognized indices of investment grade tax-exempt bonds with maturities representative of the appropriately named Index. The Indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indexes are unmanaged and it is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

1	Municipal Market Data (MMD) is a municipal market securities information service provided by Thomson Reuters.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors. Such changes could include changes in political parties in power, government spending cuts or economic downturn.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2012

28

WILMINGTON VIRGINIA MUNICIPAL BOND FUND – A SHARES†,*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Virginia Municipal Bond Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”),2 the Lipper Virginia Municipal Debt Funds Average2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	2.37%
5 Years	3.27%
10 Years	3.62%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.59%
After Waivers	0.96%

The Expense Ratio Before Waiver represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC10MB, BC7MB, Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The information presented above, for the periods prior to February 24, 2006, is historical information for the FBR Virginia Tax-Free Portfolio.

*	Formerly Class A Shares.

April 30, 2012  /  ANNUAL REPORT

29

WILMINGTON MONEY MARKET FUNDS

(formerly known as the MTB Money Market Funds)

The bond market, the subject of so much stress last summer, has been much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Federal Reserve (the “Fed”) responded to the slow economic growth by embarking on “Operation Twist” where it simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter obligations. The Fed also indicated that it would keep short-term rates extremely low into 2014. The European Central Bank initiated the Long-Term Refinancing Operations which addressed some of the liquidity concerns of their banking system.

While liquidity issues have been temporarily addressed, the underlying problems facing Europe have not been resolved. The rise in the three-month London Interbank Offered Rate (LIBOR) noted below is reflective of European credit concerns. The Wilmington Funds have and will continue to maintain a conservative posture toward European exposures for the foreseeable future. Unfortunately, with the Fed planning to maintain its zero interest rate policy, the result will be continued low returns for money market investors during the coming year.

The change in key interest rates over the last twelve months is presented below.

	4/30/11	10/31/11	4/30/12
Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.00% - 0.25%
3 Month LIBOR	0.273%	0.429%	0.466%
2 Year Treasury Note	0.60%	0.24%	0.26%
10 Year Treasury Note	3.29%	2.11%	1.91%

The following is a comparison of the performance of the Wilmington Prime Money Market Fund (formerly the MTB Money Market Fund), Wilmington U.S. Government Money Market Fund (formerly the MTB U.S. Government Money Market Fund), Wilmington U.S. Treasury Money Market Fund (formerly the MTB U.S. Treasury Money Market Fund) and Wilmington Tax-Exempt Money Market Fund (formerly the MTB Tax Free Money Market Fund) versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2012:

Wilmington Prime Money Market Fund – Administrative Shares	0.03%
Wilmington Prime Money Market Fund – Institutional Shares	0.01%*
Wilmington Prime Money Market Fund – Select Shares	0.02%
Wilmington Prime Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. First Tier Institutional Average	0.05%
Lipper Money Market Funds Average	0.01%

Wilmington U.S. Government Money Market Fund – Administrative Shares	0.01%
Wilmington U.S. Government Money Market Fund – Institutional Shares	0.00%*
Wilmington U.S. Government Money Market Fund – Select Shares	0.01%
Wilmington U.S. Government Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. Government & Agency Institutional Average	0.01%
Lipper U.S. Government Money Market Funds Average	0.01%

Wilmington U.S. Treasury Money Market Fund – Administrative Shares	0.01%
Wilmington U.S. Treasury Money Market Fund – Select Shares	0.01%
Wilmington U.S. Treasury Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.01%
Lipper U.S. Treasury Money Market Funds Average	0.00%

Wilmington Tax-Exempt Money Market Fund – Administrative Shares	0.01%
Wilmington Tax-Exempt Money Market Fund – Select Shares	0.01%
Wilmington Tax-Exempt Money Market Fund – Service Shares	0.01%
iMoneyNet, Inc. Tax-Free Institutional Average	0.02%
Lipper Tax-Exempt Money Market Funds	0.01%

*	Performance shown is the cumulative return for the period March 12, 2012 (commencement of operations) through April 30, 2012.

Source: iMoneyNet, Inc. and Lipper

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2012, Wilmington Funds Management Corporation, the Funds’ current investment adviser, and Wilmington Trust Investment Advisors, Inc., the Funds’ previous investment adviser, voluntarily agreed to reduce their advisory fees and/or reimburse certain of the Funds’ operating expenses, or certain "class-specific fees and expenses" to prevent the Funds’ (or a class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time.

ANNUAL REPORT  /  April 30, 2012

30

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON BROAD MARKET BOND FUND
Actual
A Shares	$1,000.00	$1,030.50	$5.05	1.00%
I Shares	$1,000.00	$1,032.70	$3.29	0.65%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,019.89	$5.02	1.00%
I Shares	$1,000.00	$1,021.63	$3.27	0.65%

WILMINGTON INTERMEDIATE-TERM BOND FUND
Actual
A Shares	$1,000.00	$1,026.00	$4.99	0.99%
C Shares	$1,000.00	$1,023.20	$8.55	1.70%
I Shares	$1,000.00	$1,027.70	$3.18	0.63%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,019.94	$4.97	0.99%
C Shares	$1,000.00	$1,016.41	$8.52	1.70%
I Shares	$1,000.00	$1,021.73	$3.17	0.63%

WILMINGTON SHORT-TERM CORPORATE BOND FUND
Actual
A Shares	$1,000.00	$1,011.70	$4.30	0.86%
C Shares	$1,000.00	$1,007.90	$8.04	1.61%
I Shares	$1,000.00	$1,013.00	$3.05	0.61%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.59	$4.32	0.86%
C Shares	$1,000.00	$1,016.86	$8.07	1.61%
I Shares	$1,000.00	$1,021.83	$3.07	0.61%

April 30, 2012  /  ANNUAL REPORT

31

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON SHORT DURATION GOVERNMENT BOND FUND
Actual
A Shares	$1,000.00	$1,007.40	$4.34	0.87%
C Shares	$1,000.00	$1,002.50	$8.17	1.64%
I Shares	$1,000.00	$1,008.60	$3.10	0.62%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.54	$4.37	0.87%
C Shares	$1,000.00	$1,016.71	$8.22	1.64%
I Shares	$1,000.00	$1,021.78	$3.12	0.62%

WILMINGTON MUNICIPAL BOND FUND
Actual
A Shares	$1,000.00	$1,053.70	$4.44	0.87%
I Shares	$1,000.00	$1,055.00	$3.17	0.62%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.54	$4.37	0.87%
I Shares	$1,000.00	$1,021.78	$3.12	0.62%

WILMINGTON MARYLAND MUNICIPAL BOND FUND
Actual
A Shares	$1,000.00	$1,035.50	$4.76	0.94%
I Shares	$1,000.00	$1,035.80	$3.34	0.66%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.19	$4.72	0.94%
I Shares	$1,000.00	$1,021.58	$3.32	0.66%

WILMINGTON NEW YORK MUNICIPAL BOND FUND
Actual
A Shares	$1,000.00	$1,041.40	$4.26	0.84%
I Shares	$1,000.00	$1,043.70	$3.00	0.59%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.69	$4.22	0.84%
Institutional I Shares	$1,000.00	$1,021.93	$2.97	0.59%

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND
Actual
A Shares	$1,000.00	$1,044.60	$4.73	0.93%
I Shares	$1,000.00	$1,046.90	$3.46	0.68%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.24	$4.67	0.93%
I Shares	$1,000.00	$1,021.48	$3.42	0.68%

WILMINGTON VIRGINIA MUNICIPAL BOND FUND
Actual
A Shares	$1,000.00	$1,037.90	$4.86	0.96%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.09	$4.82	0.96%

WILMINGTON PRIME MONEY MARKET FUND
Actual
Administrative Shares	$1,000.00	$1,000.20	$0.80	0.16%
Institutional Shares[3]	$1,000.00	$1,000.10	$0.25	0.18%
Select Shares	$1,000.00	$1,000.10	$0.80	0.16%
Service Shares	$1,000.00	$1,000.10	$0.90	0.18%
Hypothetical (assuming a 5% return before expense)
Administrative Shares	$1,000.00	$1,024.07	$0.81	0.16%
Institutional Shares[3]	$1,000.00	$1,023.97	$0.91	0.18%
Select Shares	$1,000.00	$1,024.07	$0.81	0.16%
Service Shares	$1,000.00	$1,023.97	$0.91	0.18%

ANNUAL REPORT  /  April 30, 2012

32

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
Actual
Administrative Shares	$1,000.00	$1,000.10	$0.55	0.11%
Institutional Shares[3]	$1,000.00	$1,000.00	$0.18	0.13%
Select Shares	$1,000.00	$1,000.10	$0.60	0.12%
Service Shares	$1,000.00	$1,000.10	$0.65	0.13%
Hypothetical (assuming a 5% return before expense)
Administrative Shares	$1,000.00	$1,024.32	$0.55	0.11%
Institutional Shares[3]	$1,000.00	$1,024.22	$0.65	0.13%
Select Shares	$1,000.00	$1,024.27	$0.60	0.12%
Service Shares	$1,000.00	$1,024.22	$0.65	0.13%

WILMINGTON U.S. TREASURY MONEY MARKET FUND
Actual
Administrative Shares	$1,000.00	$1,000.10	$0.30	0.06%
Select Shares	$1,000.00	$1,000.10	$0.35	0.07%
Service Shares	$1,000.00	$1,000.10	$0.30	0.06%
Hypothetical (assuming a 5% return before expense)
Administrative Shares	$1,000.00	$1,024.57	$0.30	0.06%
Select Shares	$1,000.00	$1,024.52	$0.35	0.07%
Service Shares	$1,000.00	$1,024.57	$0.30	0.06%

WILMINGTON TAX-EXEMPT MONEY MARKET FUND
Actual
Administrative Shares	$1,000.00	$1,000.10	$1.01	0.21%
Select Shares	$1,000.00	$1,000.10	$0.99	0.20%
Service Shares	$1,000.00	$1,000.10	$0.99	0.20%
Hypothetical (assuming a 5% return before expense)
Administrative Shares	$1,000.00	$1,023.82	$1.06	0.21%
Select Shares	$1,000.00	$1,023.87	$1.01	0.20%
Service Shares	$1,000.00	$1,023.87	$1.01	0.20%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period (except for Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund actual return information for Institutional Shares which reflect the 50 day period, respectively, from commencement of investment operations through April 30, 2012).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

(3)	Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund, Institutional Shares commenced investment operations on March 12, 2012.

April 30, 2012  /  ANNUAL REPORT

33

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	51.9%
Mortgage-Backed Securities	23.5%
U.S. Treasury	15.1%
Commercial Paper	4.8%
Collateralized Mortgage Obligations	3.2%
Government Agencies	2.5%
Asset-Backed Securities	1.4%
Enhanced Equipment Trust Certificates	0.7%
Municipal Bond	0.2%
Preferred Stock	0.1%
Cash Equivalents[1]	4.8%
Other Assets and Liabilities – Net[2]	(8.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	5.4%
AA	7.5%
A	20.1%
BBB	27.3%
BB	3.7%
B	0.8%
Not Rated	4.8%
U.S. Government	23.5%
U.S. Treasury	15.1%
Other Assets and Liabilities – Net[2]	(8.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

ASSET-BACKED SECURITIES – 1.4%

FINANCIAL SERVICES – 1.2%
[14]Hyundai Auto Receivables Trust, Series 2011-A, Class A2, 0.69%, 11/15/13	$623,340	$624,048
[6,7]LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26	1,273,714	1,388,254
[14]Nissan Auto Lease Trust, Series 2011-A, Class A2A, 0.70%, 1/15/14	1,707,361	1,700,694
TOTAL FINANCIAL SERVICES		$3,712,996

WHOLE LOAN – 0.2%
[1,6,7,14]SLM Student Loan Trust, Series 2011-A, Class A1, 1.24%, 10/15/24	611,396	611,690
TOTAL ASSET-BACKED SECURITIES (COST $4,215,751)		$4,324,686

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 1.5%
[6,7]American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37	1,000,000	1,071,777

Description	Par Value	Value

[14]Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.63%, 4/10/49	$626,690	$645,099
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.80%, 5/12/39	983,524	1,006,799
Morgan Stanley Capital I, Series 2004-IQ7, Class A4, 5.54%, 6/15/38	1,000,000	1,063,631
[14]Morgan Stanley Capital I, Series 2005-T19, Class AAB, 4.85%, 6/12/47	619,466	632,341
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$4,419,647

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.1%
Series 1988-23, Class C, 9.75%, 9/25/18	8,379	9,508
Series 2005-29, Class WC, 4.75%, 4/25/35	118,538	128,967
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$138,475

WHOLE LOAN – 1.6%
[1,14]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.00%, 2/25/34	395,189	350,706

(Wilmington Broad Market Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

34	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	$1,656,664	$1,669,092
[1]Indymac INDA Mortgage Loan Trust Series 2005-AR1, Class 2A1, 5.06%, 11/25/35	1,164,041	937,247
Morgan Stanley Mortgage Loan Trust Series 2004-1, Class 1A8, 4.75%, 11/25/18	26,534	26,515

WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	1,883,226	1,917,018
TOTAL WHOLE LOAN		$4,900,578
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $9,463,138)		$9,458,700

4COMMERCIAL PAPER – 4.8%

BEVERAGES – 0.6%
[6,7]Diageo Capital PLC, 0.47%, 5/09/12	2,000,000	1,999,765

COMMERCIAL SERVICES – 0.7%
[6,7]Western Union Co., 0.32%, 5/01/12	2,000,000	1,999,982

ELECTRIC – 1.1%
[6,7]Dominion Resources, Inc., 0.39%, 5/07/12	1,500,000	1,499,886
[6,7]Pacific Gas & Electric Co., 0.38%, 5/02/12	2,000,000	1,999,958
TOTAL ELECTRIC		$3,499,844

FOOD – 0.7%
[6,7]Kroger Co., 0.39%, 5/01/12	2,000,000	1,999,979

HEALTHCARE-PRODUCTS – 0.7%
[6,7]Baxter International, Inc., 0.25%, 5/02/12	2,000,000	1,999,972

RETAIL – 0.7%
[6,7]CVS Caremark Corp., 0.30%, 5/01/12	2,000,000	1,999,983

TRANSPORTATION – 0.3%
Ryder System, Inc., 0.39%, 5/16/12	1,000,000	999,827
TOTAL COMMERCIAL PAPER (COST $14,499,496)		$14,499,352

CORPORATE BONDS – 51.9%

AEROSPACE & DEFENSE – 0.5%
[6,7]BAE Systems Holdings, Inc., Company Guaranteed, 6.38%, 6/01/19	500,000	572,396
L-3 Communications Corp., Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,064,940
TOTAL AEROSPACE & DEFENSE		$1,637,336

AUTO MANUFACTURERS – 0.3%
[6,7]Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21	250,000	262,380
Toyota Motor Credit Corp., Sr. Unsecured, MTN, 1.00%, 2/17/15	250,000	250,859
Toyota Motor Credit Corp., Sr. Unsecured, MTN, 2.05%, 1/12/17	300,000	308,347
TOTAL AUTO MANUFACTURERS		$821,586

AUTO PARTS & EQUIPMENT – 0.1%
[6,7]Delphi Corp., Company Guaranteed, 5.88%, 5/15/19	125,000	132,500

Description	Par Value	Value

[6,7]Delphi Corp., Company Guaranteed, 6.13%, 5/15/21	$50,000	$53,500
Johnson Controls, Inc., Sr. Unsecured, 1.75%, 3/01/14	250,000	254,384
TOTAL AUTO PARTS & EQUIPMENT		$440,384

BANKS – 9.3%
Bank of America Corp., Sr. Unsecured, 6.50%, 8/01/16	1,250,000	1,373,698
Bank of Montreal, Sr. Unsecured, MTN, 2.50%, 1/11/17	1,250,000	1,285,121
Bank of New York Mellon Corp., Sr. Unsecured, MTN, 2.30%, 7/28/16	1,000,000	1,033,108
Bank One Corp., Subordinated, 8.00%, 4/29/27	425,000	537,028
14BB&T Corp., Subordinated, 4.75%, 10/01/12	500,000	508,215
BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	700,000	740,299
BB&T Corp., Sr. Unsecured, 6.85%, 4/30/19	905,000	1,130,558
[6,7]BNY Institutional Capital Trust A, Limited Guarantee, 7.78%, 12/01/26	1,500,000	1,526,250
Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	250,000	277,730
[1,14]Citigroup, Inc., Sr. Unsecured, 0.60%, 3/07/14	275,000	265,095
[14]Citigroup, Inc., Sr. Unsecured, 5.50%, 4/11/13	1,000,000	1,036,162
Citigroup, Inc., Sr. Unsecured, 5.50%, 10/15/14	500,000	533,492
Citigroup, Inc., Sr. Unsecured, 4.45%, 1/10/17	250,000	261,241
Citigroup, Inc., Sr. Unsecured, 6.13%, 5/15/18	275,000	305,013
Comerica, Inc., Sr. Unsecured, 3.00%, 9/16/15	1,300,000	1,354,432
Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	1,200,000	1,262,833
Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	500,000	502,166
Goldman Sachs Group, Inc., Sr. Notes, 3.30%, 5/03/15	1,000,000	1,001,820
HSBC Holdings PLC, Sr. Unsecured, 4.00%, 3/30/22	2,000,000	2,034,702
JPMorgan Chase & Co., Sr. Unsecured, 4.65%, 6/01/14	500,000	532,741
JPMorgan Chase & Co., Sr. Unsecured, 2.60%, 1/15/16	500,000	510,217
JPMorgan Chase & Co., Sr. Unsecured, 6.00%, 1/15/18	150,000	173,134
JPMorgan Chase & Co., Sr. Notes, 4.63%, 5/10/21	100,000	106,448
JPMorgan Chase Capital XVIII, Series R, Limited Guarantee, 6.95%, 8/17/36	1,000,000	1,006,298
[1,14]JPMorgan Chase Capital XXIII, Limited Guarantee, 1.50%, 5/15/47	1,000,000	740,994

(Wilmington Broad Market Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	35

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	$1,000,000	$1,057,209
[1,14]Morgan Stanley, Sr. Unsecured, 2.07%, 1/24/14	450,000	436,615
PNC Bank N.A., Subordinated, BKNT, 6.88%, 4/01/18	500,000	602,290
[1,14]PNC Funding Corp., Bank Guaranteed, 0.67%, 1/31/14	500,000	495,498
Royal Bank of Canada, Sr. Notes, MTN, 2.30%, 7/20/16	1,500,000	1,542,544
State Street Corp., Sr. Unsecured, 4.30%, 5/30/14	250,000	267,649
Toronto-Dominion Bank, Sr. Unsecured, 2.50%, 7/14/16	1,000,000	1,039,649
14U.S. Bank N.A., Sr. Unsecured, MTN, 5.92%, 5/25/12	305,922	306,972
US Bancorp, Sr. Unsecured, MTN, 2.20%, 11/15/16	500,000	515,879
Wells Fargo & Co., Sr. Unsecured, MTN, 1.25%, 2/13/15	240,000	240,825
Wells Fargo & Co., Sr. Unsecured, 3.68%, 6/15/16	500,000	538,092
Wells Fargo & Co., Sr. Unsecured, MTN, 3.50%, 3/08/22	750,000	762,002
TOTAL BANKS		$27,844,019

BEVERAGES – 1.0%
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 7.75%, 1/15/19	250,000	331,072
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 5.38%, 1/15/20	1,000,000	1,200,182
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 8.20%, 1/15/39	500,000	792,064
Coca-Cola Enterprises, Inc., Sr. Unsecured, 3.25%, 8/19/21	150,000	152,090
Dr Pepper Snapple Group, Inc., Company Guaranteed, 2.60%, 1/15/19	500,000	504,988
TOTAL BEVERAGES		$2,980,396

BIOTECHNOLOGY – 0.3%
Gilead Sciences, Inc., Sr. Unsecured, 4.40%, 12/01/21	800,000	871,152

BUILDING MATERIALS – 0.3%
Masco Corp., Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,026,441

CHEMICALS – 0.6%
Dow Chemical Co., Sr. Unsecured, 4.13%, 11/15/21	500,000	520,745
Dow Chemical Co., Sr. Unsecured, 5.25%, 11/15/41	500,000	521,073
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 4.88%, 3/30/20	500,000	575,120
TOTAL CHEMICALS		$1,616,938

Description	Par Value	Value

COAL – 0.2%
CONSOL Energy, Inc., Company Guaranteed, 8.00%, 4/01/17	$625,000	$662,500

COMMERCIAL SERVICES – 0.4%
Stanford University, Bonds, 4.75%, 5/01/19	500,000	589,067
Western Union Co., Sr. Unsecured, 3.65%, 8/22/18	500,000	541,227
TOTAL COMMERCIAL SERVICES		$1,130,294

COMPUTERS – 0.7%
Dell, Inc., Sr. Unsecured, 2.30%, 9/10/15	275,000	284,959
Hewlett-Packard Co., Sr. Unsecured, 2.20%, 12/01/15	500,000	507,655
Hewlett-Packard Co., Sr. Unsecured, 3.00%, 9/15/16	500,000	516,330
Hewlett-Packard Co., Sr. Unsecured, 2.60%, 9/15/17	500,000	501,293
International Business Machines Corp., Sr. Unsecured, 1.95%, 7/22/16	275,000	284,028
TOTAL COMPUTERS		$2,094,265

DIVERSIFIED FINANCIAL SERVICES – 6.2%
American Express Co., Sr. Unsecured, 4.88%, 7/15/13	335,000	349,917
American Express Credit Corp., Sr. Unsecured, MTN, 2.38%, 3/24/17	1,000,000	1,019,475
[6,7]American Honda Finance Corp., Sr. Unsecured, MTN, 4.63%, 4/02/13	500,000	519,101
[6,7,14]ASIF Global Financing XIX, Sr. Secured, 4.90%, 1/17/13	1,175,000	1,196,360
BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	287,632
Charles Schwab Corp., Sr. Unsecured, MTN, 6.38%, 9/01/17	1,000,000	1,201,439
Charles Schwab Corp., Sr. Unsecured, 4.45%, 7/22/20	250,000	276,382
[6,7]FMR LLC, Sr. Unsecured, 6.45%, 11/15/39	1,000,000	1,105,933
Ford Motor Credit Co. LLC, Sr. Unsecured, 3.88%, 1/15/15	800,000	833,000
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.00%, 4/15/15	250,000	279,375
Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	287,500
Ford Motor Credit Co. LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	562,500
Ford Motor Credit Co. LLC, Sr. Unsecured, 5.88%, 8/02/21	1,000,000	1,132,500
[6,7]FUEL Trust, Secured, 3.98%, 6/15/16	300,000	311,525
[1,14]General Electric Capital Corp., Series A, Sr. Unsecured, MTNA, 0.66%, 10/06/15	200,000	193,431

(Wilmington Broad Market Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

36	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

[12]General Electric Capital Corp., Sr. Unsecured, 2.90%, 1/09/17	$1,000,000	$1,037,573
General Electric Capital Corp., Subordinated, 5.30%, 2/11/21	250,000	275,145
General Electric Capital Corp., Sr. Unsecured, MTN, 4.65%, 10/17/21	1,200,000	1,307,461
[6,7]Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14	500,000	544,436
[6,7]Hyundai Capital America, Company Guaranteed, 4.00%, 6/08/17	250,000	258,695
[6,7]Hyundai Capital Services, Inc., Sr. Unsecured, 3.50%, 9/13/17	250,000	252,542
International Lease Finance Corp., Sr. Unsecured, 5.88%, 5/01/13	1,150,000	1,178,750
John Deere Capital Corp., Sr. Unsecured, MTN, 1.40%, 3/15/17	250,000	250,756
MBNA Capital, Series A, Limited Guarantee, 8.28%, 12/01/26	1,000,000	1,020,000
Merrill Lynch & Co., Inc., Sr. Unsecured, 5.45%, 7/15/14	400,000	418,947
Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	1,000,000	1,041,839
SLM Corp., Series A, Sr. Unsecured, MTNA, 5.00%, 10/01/13	1,000,000	1,024,182
14TD Ameritrade Holding Corp., Company Guaranteed, 2.95%, 12/01/12	500,000	506,035
TOTAL DIVERSIFIED FINANCIAL SERVICES		$18,672,431

ELECTRIC – 2.5%
Ameren Illinois Co., Sr. Secured, 9.75%, 11/15/18	600,000	825,996
CMS Energy Corp., Sr. Unsecured, 6.55%, 7/17/17	300,000	340,500
Commonwealth Edison Co., 1st Mortgage, 1.95%, 9/01/16	1,000,000	1,025,082
Dominion Resources, Inc., Series A, Sr. Unsecured, 5.60%, 11/15/16	500,000	585,540
DTE Energy Co., Sr. Unsecured, 7.63%, 5/15/14	250,000	280,873
Duke Energy Corp., Sr. Unsecured, 6.30%, 2/01/14	714,000	780,912
Entergy Corp., Sr. Unsecured, 4.70%, 1/15/17	500,000	524,601
Exelon Generation Co. LLC, Sr. Unsecured, 6.20%, 10/01/17	650,000	763,399
Florida Power Corp., 1st Mortgage, 3.10%, 8/15/21	500,000	514,771
Florida Power Corp., 1st Mortgage, 6.35%, 9/15/37	425,000	565,825
Oklahoma Gas & Electric Co., Sr. Secured, 6.65%, 7/15/27	565,000	730,868
Pacific Gas & Electric Co., Sr. Unsecured, 3.25%, 9/15/21	125,000	130,360
UIL Holdings Corp., Sr. Unsecured, 4.63%, 10/01/20	400,000	416,843

Description	Par Value	Value

Wisconsin Electric Power Co., Sr. Unsecured, 2.95%, 9/15/21	$250,000	$257,275
TOTAL ELECTRIC		$7,742,845

ELECTRONICS – 0.3%
FLIR Systems, Inc., Sr. Unsecured, 3.75%, 9/01/16	250,000	256,206
Honeywell International, Inc., Sr. Unsecured, 5.00%, 2/15/19	250,000	296,804
Thermo Fisher Scientific, Inc., Sr. Unsecured, 4.50%, 3/01/21	250,000	286,489
TOTAL ELECTRONICS		$839,499

ENERGY EQUIPMENT & SERVICES – 0.5%
[14]National Oilwell Varco, Inc., Sr. Unsecured, 5.65%, 11/15/12	1,500,000	1,533,530

ENVIRONMENTAL CONTROL – 0.1%
[14]Allied Waste North America, Inc., Company Guaranteed, 6.88%, 6/01/17	300,000	312,375

FOOD – 2.0%
General Mills, Inc., Sr. Unsecured, 5.65%, 2/15/19	750,000	907,402
HJ Heinz Co., Sr. Unsecured, 2.85%, 3/01/22	500,000	496,256
Kellogg Co., Sr. Unsecured, 1.88%, 11/17/16	1,000,000	1,018,913
[1]Kraft Foods, Inc., Sr. Unsecured, 1.34%, 7/10/13	350,000	351,380
Kraft Foods, Inc., Unsecured, 5.25%, 10/01/13	400,000	424,832
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	250,000	271,902
Kroger Co., Sr. Unsecured, 2.20%, 1/15/17	250,000	255,096
Kroger Co., Company Guaranteed, 8.00%, 9/15/29	500,000	666,971
McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	601,679
McCormick & Co., Inc., Sr. Unsecured, 3.90%, 7/15/21	500,000	547,361
[6,7]WM Wrigley Jr. Co., Sr. Secured, 3.70%, 6/30/14	500,000	517,640
TOTAL FOOD		$6,059,432

HEALTHCARE PROVIDERS & SERVICES – 0.3%
Quest Diagnostics, Inc., Company Guaranteed, 4.70%, 4/01/21	500,000	551,461
UnitedHealth Group, Inc., Sr. Unsecured, 6.00%, 6/15/17	250,000	302,311
TOTAL HEALTHCARE PROVIDERS & SERVICES		$853,772

HOME BUILDERS – 0.2%
Ryland Group, Inc., Company Guaranteed, 6.63%, 5/01/20	500,000	500,000

(Wilmington Broad Market Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	37

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

HOME FURNISHINGS – 0.1%
Whirlpool Corp., Sr. Unsecured, 6.50%, 6/15/16	$350,000	$392,601

HOUSEHOLD PRODUCTS – 0.3%
Tupperware Brands Corp., Company Guaranteed, 4.75%, 6/01/21	1,000,000	1,030,243

INSURANCE – 2.7%
CNA Financial Corp., Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,095,891
[6,7]Liberty Mutual Group, Inc., Company Guaranteed, 5.00%, 6/01/21	500,000	507,219
Lincoln National Corp., Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,009,963
MetLife, Inc., Sr. Unsecured, 5.00%, 6/15/15	400,000	442,033
MetLife, Inc., Sr. Unsecured, 4.75%, 2/08/21	500,000	551,429
[6,7],14Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	500,000	507,173
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.88%, 1/14/15	1,000,000	1,056,154
Prudential Financial, Inc., Sr. Unsecured, 6.20%, 1/15/15	500,000	554,417
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.00%, 5/12/16	1,000,000	1,034,659
WR Berkley Corp., Sr. Unsecured, 7.38%, 9/15/19	280,000	329,672
WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,023,764
TOTAL INSURANCE		$8,112,374

INTERNET – 0.2%
eBay, Inc., Sr. Unsecured, 1.63%, 10/15/15	500,000	511,843

IRON/STEEL – 0.4%
ArcelorMittal, Sr. Unsecured, 7.00%, 10/15/39	1,000,000	977,086
Cliffs Natural Resources, Inc., Sr. Unsecured, 4.88%, 4/01/21	275,000	289,895
TOTAL IRON/STEEL		$1,266,981

LEISURE TIME – 0.3%
[6,7]Harley-Davidson Financial Services, Inc., Company Guaranteed, 2.70%, 3/15/17	500,000	501,471
Royal Caribbean Cruises Ltd., Sr. Unsecured, 7.00%, 6/15/13	300,000	315,000
TOTAL LEISURE TIME		$816,471

MACHINERY – 0.2%
Caterpillar, Inc., Sr. Unsecured, 5.20%, 5/27/41	500,000	594,670

MEDIA – 4.1%
CBS Corp., Company Guaranteed, 3.38%, 3/01/22	540,000	530,601

Description	Par Value	Value

[14]Comcast Cable Communications Holdings, Inc., Company Guaranteed, 8.38%, 3/15/13	$400,000	$427,031
Comcast Corp., Company Guaranteed, 5.90%, 3/15/16	1,000,000	1,161,371
Comcast Corp., Company Guaranteed, 5.70%, 7/01/19	1,800,000	2,144,551
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 3.50%, 3/01/16	500,000	528,483
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 5.88%, 10/01/19	1,000,000	1,150,523
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 6.00%, 8/15/40	500,000	535,291
[6,7]DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 5.15%, 3/15/42	500,000	491,447
NBCUniversal Media LLC, Sr. Unsecured, 3.65%, 4/30/15	480,000	514,000
Time Warner Cable, Inc., Company Guaranteed, 4.00%, 9/01/21	500,000	519,087
Time Warner Cable, Inc., Company Guaranteed, 5.50%, 9/01/41	500,000	525,863
Time Warner Entertainment Co. LP, Company Guaranteed, 8.38%, 3/15/23	750,000	1,014,875
Viacom, Inc., Sr. Unsecured, 4.38%, 9/15/14	350,000	377,346
Viacom, Inc., Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,178,960
Viacom, Inc., Sr. Unsecured, 3.88%, 12/15/21	850,000	900,876
Walt Disney Co., Series E, Sr. Unsecured, 4.13%, 12/01/41	250,000	251,983
TOTAL MEDIA		$12,252,288

METALS & MINING – 1.5%
Alcoa, Inc., Sr. Unsecured, 5.72%, 2/23/19	550,000	594,384
[6,7]Barrick Gold Corp., Sr. Unsecured, 5.25%, 4/01/42	2,000,000	2,105,306
Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	750,000	1,029,286
[14]Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	800,000	810,413
TOTAL METALS & MINING		$4,539,389

MISCELLANEOUS MANUFACTURING –1.2%
GE Capital Trust I, Limited Guarantee, 6.38%, 11/15/67	1,000,000	1,025,000
[14]General Electric Co., Sr. Unsecured, 5.00%, 2/01/13	400,000	413,404
Ingersoll-Rand Co., Series B, Company Guaranteed, MTNB, 6.02%, 2/15/28	900,000	986,647
Ingersoll-Rand Global Holding Co. Ltd., Company Guaranteed, 6.00%, 8/15/13	700,000	744,864

(Wilmington Broad Market Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

38	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Textron, Inc., Sr. Unsecured, 6.20%, 3/15/15	$500,000	$551,035
TOTAL MISCELLANEOUS MANUFACTURING		$3,720,950

OFFICE/BUSINESS EQUIPMENT – 0.6%
Xerox Corp., Sr. Unsecured, 6.40%, 3/15/16	1,000,000	1,150,428
Xerox Corp., Sr. Unsecured, 2.95%, 3/15/17	250,000	255,734
Xerox Corp., Sr. Unsecured, 4.50%, 5/15/21	250,000	261,827
TOTAL OFFICE/BUSINESS EQUIPMENT		$1,667,989

OIL & GAS – 3.5%
Anadarko Finance Co., Series B, Company Guaranteed, 7.50%, 5/01/31	1,000,000	1,261,124
Anadarko Petroleum Corp., Sr. Unsecured, 5.75%, 6/15/14	250,000	272,167
Apache Corp., Sr. Unsecured, 3.25%, 4/15/22	570,000	590,635
Apache Corp., Sr. Unsecured, 4.75%, 4/15/43	1,000,000	1,067,755
BP Capital Markets PLC, Company Guaranteed, 3.20%, 3/11/16	300,000	319,835
Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68	1,000,000	1,075,000
Nabors Industries, Inc., Company Guaranteed, 4.63%, 9/15/21	500,000	532,388
[6,7]Phillips 66, Company Guaranteed, 2.95%, 5/01/17	250,000	256,566
[6,7]Phillips 66, Company Guaranteed, 4.30%, 4/01/22	500,000	521,386
[1,14]Sempra Energy, Sr. Unsecured, 1.23%, 3/15/14	1,000,000	1,000,752
Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	595,195
Shell International Finance BV, Company Guaranteed, 4.00%, 3/21/14	250,000	266,054
Sunoco, Inc., Sr. Unsecured, 9.63%, 4/15/15	550,000	644,181
Transocean, Inc., Company Guaranteed, 4.95%, 11/15/15	450,000	484,167
Transocean, Inc., Company Guaranteed, 6.00%, 3/15/18	1,000,000	1,120,190
Valero Energy Corp., Company Guaranteed, 4.75%, 4/01/14	550,000	585,332
TOTAL OIL & GAS		$10,592,727

OIL & GAS FIELD SERVICES – 0.4%
NuStar Pipeline Operating Partnership, LP, Company Guaranteed, 5.88%, 6/01/13	1,250,000	1,296,857

PHARMACEUTICALS – 0.4%
Allergan, Inc., Sr. Unsecured, 5.75%, 4/01/16	225,000	263,064

Description	Par Value	Value

Pfizer, Inc., Sr. Unsecured, 5.35%, 3/15/15	$250,000	$282,563
Sanofi, Sr. Unsecured, 4.00%, 3/29/21	275,000	305,472
Teva Pharmaceutical Finance Co. BV, Company Guaranteed, 2.40%, 11/10/16	400,000	415,478
TOTAL PHARMACEUTICALS		$1,266,577

PIPELINES – 1.1%
Enterprise Products Operating LLC, Company Guaranteed, 4.05%, 2/15/22	500,000	529,884
Enterprise Products Operating LLC, Company Guaranteed, 5.70%, 2/15/42	500,000	557,405
Enterprise Products Operating LLC, Company Guaranteed, 4.85%, 8/15/42	250,000	246,267
Plains All American Pipeline LP / PAA Finance Corp., Company Guaranteed, 5.00%, 2/01/21	500,000	557,913
Plains All American Pipeline LP / PAA Finance Corp., Sr. Unsecured, 3.65%, 6/01/22	1,000,000	1,011,837
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 5.63%, 4/15/20	500,000	450,000
TOTAL PIPELINES		$3,353,306

REAL ESTATE – 0.1%
ProLogis LP, Company Guaranteed, 4.50%, 8/15/17	250,000	262,478

REAL ESTATE INVESTMENT TRUSTS (REIT) – 2.9%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 3.95%, 1/15/21	250,000	262,540
BioMed Realty LP, Company Guaranteed, 3.85%, 4/15/16	1,000,000	1,040,290
Boston Properties LP, Sr. Unsecured, 5.00%, 6/01/15	650,000	714,211
Boston Properties LP, Sr. Unsecured, 5.88%, 10/15/19	1,000,000	1,159,709
Boston Properties LP, Sr. Unsecured, 4.13%, 5/15/21	250,000	262,503
Commonwealth REIT, Sr. Unsecured, 6.65%, 1/15/18	500,000	544,587
Commonwealth REIT, Sr. Unsecured, 5.88%, 9/15/20	500,000	519,301
Digital Realty Trust LP, Company Guaranteed, 5.25%, 3/15/21	500,000	535,772
HCP, Inc., Sr. Unsecured, MTN, 6.30%, 9/15/16	500,000	568,515
Health Care REIT, Inc., Sr. Unsecured, 4.95%, 1/15/21	1,000,000	1,044,481
Health Care REIT, Inc., Sr. Unsecured, 5.25%, 1/15/22	250,000	265,678
Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	307,513
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	500,000	583,824

(Wilmington Broad Market Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	39

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Ventas Realty LP / Ventas Capital Corp., Company Guaranteed, 4.75%, 6/01/21	$1,000,000	$1,036,294
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$8,845,218

RETAIL – 1.1%
CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	500,000	592,694
CVS Caremark Corp., Sr. Unsecured, 4.75%, 5/18/20	500,000	566,620
Kohl’s Corp., Sr. Unsecured, 6.25%, 12/15/17	250,000	301,812
Target Corp., Sr. Unsecured, 2.90%, 1/15/22	1,400,000	1,408,452
Yum! Brands, Inc., Sr. Unsecured, 3.75%, 11/01/21	250,000	263,321
TOTAL RETAIL		$3,132,899

SEMICONDUCTORS – 0.8%
Applied Materials, Inc., Sr. Unsecured, 5.85%, 6/15/41	1,250,000	1,472,381
Broadcom Corp., Sr. Unsecured, 2.70%, 11/01/18	500,000	515,370
Texas Instruments, Inc., Sr. Unsecured, 2.38%, 5/16/16	250,000	263,044
TOTAL SEMICONDUCTORS		$2,250,795

TELECOMMUNICATIONS – 2.3%
AT&T, Inc., Sr. Unsecured, 6.70%, 11/15/13	1,000,000	1,090,870
2.95%, 5/15/16	200,000	212,932
3.88%, 8/15/21	500,000	539,493
5.55%, 8/15/41	325,000	370,994
Corning, Inc., Sr. Unsecured, 4.75%, 3/15/42	300,000	300,629
[6,7]Crown Castle Towers LLC, Sr. Secured, 4.17%, 8/15/17	2,000,000	2,105,000
Verizon Communications, Inc., Sr. Unsecured, 1.25%, 11/03/14	295,000	298,955
Verizon Communications, Inc., Sr. Unsecured, 3.00%, 4/01/16	1,000,000	1,068,272
Verizon Communications, Inc., Sr. Unsecured, 5.50%, 2/15/18	250,000	295,846
Verizon Communications, Inc., Sr. Unsecured, 4.60%, 4/01/21	500,000	566,935
TOTAL TELECOMMUNICATIONS		$6,849,926

TRANSPORTATION – 1.8%
CSX Corp., Sr. Unsecured, 7.90%, 5/01/17	1,114,000	1,391,106
CSX Corp., Sr. Unsecured, 4.75%, 5/30/42	250,000	251,731
Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	303,496
[14]Ryder System, Inc., Sr. Unsecured, MTN, 6.00%, 3/01/13	665,000	690,289
Ryder System, Inc., Sr. Unsecured, MTN, 3.15%, 3/02/15	300,000	311,670

Description	Par Value	Value

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/17	$500,000	$504,210
Union Pacific Corp., Sr. Unsecured, 5.75%, 11/15/17	900,000	1,078,290
Union Pacific Corp., Sr. Unsecured, 4.75%, 9/15/41	500,000	534,801
TOTAL TRANSPORTATION		$5,065,593

TRUCKING AND LEASING – 0.2%
GATX Corp., Sr. Unsecured, 8.75%, 5/15/14	500,000	568,662
TOTAL CORPORATE BONDS (COST $146,260,082)		$156,030,032

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.7%

AIRLINES – 0.7%
American Airlines 2011-1, Series A, Pass-Through Certificates, 5.25%, 7/31/21	485,408	500,577
Continental Airlines, Inc., Series A, Pass-Through Certificates, 7.25%, 11/10/19	231,715	261,548
Delta Air Lines, Inc., Series A, Pass-Through Certificates, 7.75%, 12/17/19	438,623	499,482
Delta Air Lines, Inc., Series 071A, Pass-Through Certificates, 6.82%, 8/10/22	366,467	399,678
United Air Lines, Inc., Series 09-2, Pass-Through Certificates, 9.75%, 1/15/17	417,443	480,581
TOTAL AIRLINES		$2,141,866
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $1,939,656)		$2,141,866

GOVERNMENT AGENCIES – 2.5%

FEDERAL HOME LOAN BANK (FHLB) – 0.3%
5.25%, 6/18/14	175,000	193,460
[12]5.50%, 8/13/14	500,000	559,063
TOTAL FEDERAL HOME LOAN BANK (FHLB)		$752,523

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.9%
1.75%, 5/30/19	2,000,000	2,018,668
2.38%, 1/13/22	125,000	125,925
4.38%, 7/17/15	500,000	560,681
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$2,705,274

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.3%
1.38%, 11/15/16	500,000	510,324
4.88%, 12/15/16	700,000	825,264
5.00%, 5/11/17	750,000	894,094
6.25%, 5/15/29	750,000	1,044,469

(Wilmington Broad Market Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

40	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

7.25%, 5/15/30	$400,000	$615,923
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$3,890,074
TOTAL GOVERNMENT AGENCIES (COST $6,668,637)		$7,347,871

MORTGAGE-BACKED SECURITIES – 23.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 15.2%
Pool A13990, 4.50%, 10/01/33	187,378	201,697
Pool A83578, 5.00%, 12/01/38	255,746	276,573
Pool A93415, 4.00%, 8/01/40	9,833,785	10,379,099
Pool A93505, 4.50%, 8/01/40	6,900,443	7,367,373
Pool A97047, 4.50%, 2/01/41	6,975,368	7,447,367
Pool B17616, 5.50%, 1/01/20	195,771	212,890
Pool C00478, 8.50%, 9/01/26	31,876	37,399
Pool C01272, 6.00%, 12/01/31	124,082	138,743
Pool E00530, 6.00%, 1/01/13	1,973	2,054
Pool E00560, 6.00%, 7/01/13	19,170	19,704
Pool G01625, 5.00%, 11/01/33	201,351	218,000
Pool G02296, 5.00%, 6/01/36	1,352,093	1,462,627
Pool G02390, 6.00%, 9/01/36	64,779	71,786
Pool G02976, 5.50%, 6/01/37	938,669	1,023,511
Pool G02988, 6.00%, 5/01/37	804,121	890,590
Pool G03703, 5.50%, 12/01/37	453,647	494,650
Pool G04776, 5.50%, 7/01/38	658,171	717,249
Pool G06222, 4.00%, 1/01/41	6,866,205	7,251,249
Pool G08097, 6.50%, 11/01/35	63,008	71,149
Pool G12709, 5.00%, 7/01/22	307,698	333,669
Pool Q01443, 4.50%, 6/01/41	6,153,458	6,569,842
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$45,187,221

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 8.3%
Pool 254007, 6.50%, 10/01/31	60,178	68,774
Pool 254759, 4.50%, 6/01/18	290,819	313,139
Pool 254833, 4.50%, 8/01/18	48,829	52,573
Pool 256515, 6.50%, 12/01/36	127,157	143,573
[14]Pool 256639, 5.00%, 2/01/27	97,152	106,317
Pool 256752, 6.00%, 6/01/27	116,898	129,653
Pool 329794, 7.00%, 2/01/26	61,595	70,639
Pool 398162, 6.50%, 1/01/28	23,515	26,859
Pool 402255, 6.50%, 12/01/27	6,418	7,287
Pool 535939, 6.00%, 5/01/16	95,119	102,163
Pool 629603, 5.50%, 2/01/17	35,786	39,278
Pool 638023, 6.50%, 4/01/32	144,920	165,893
Pool 642345, 6.50%, 5/01/32	156,773	179,167
Pool 651292, 6.50%, 7/01/32	241,744	276,125

Description	Par Value	Value

Pool 686398, 6.00%, 3/01/33	$333,626	$373,624
Pool 688987, 6.00%, 5/01/33	538,084	602,258
Pool 695818, 5.00%, 4/01/18	338,403	367,197
Pool 745412, 5.50%, 12/01/35	143,497	157,988
Pool 838891, 6.00%, 7/01/35	137,522	152,807
[14]Pool 889982, 5.50%, 11/01/38	1,214,957	1,330,055
Pool 975207, 5.00%, 3/01/23	328,871	357,266
Pool AB1796, 3.50%, 11/01/40	2,732,106	2,839,512
Pool AE2520, 3.00%, 1/01/26	2,525,554	2,640,045
Pool TBA, 5.00%, 5/01/42	13,000,000	14,119,219
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$24,621,411

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**
Pool 2077, 7.00%, 9/20/25	25,883	29,817
Pool 354677, 7.50%, 10/15/23	58,296	67,659
Pool 354713, 7.50%, 12/15/23	35,986	41,766
Pool 354765, 7.00%, 2/15/24	73,875	85,058
Pool 354827, 7.00%, 5/15/24	76,917	88,560
Pool 360869, 7.50%, 5/15/24	31,758	36,986
Pool 361843, 7.50%, 10/15/24	56,553	65,635
Pool 373335, 7.50%, 5/15/22	24,911	28,823
Pool 385623, 7.00%, 5/15/24	69,069	79,747
Pool 503405, 6.50%, 4/15/29	95,913	111,232
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$635,283
TOTAL MORTGAGE-BACKED SECURITIES (COST $68,249,379)		$70,443,915

MUNICIPAL BOND – 0.2%

BUILD AMERICA BONDS – 0.2%
[1,14]New Jersey State, EDA, Revenue Bonds, 1.47%, 6/15/13	650,000	652,294
TOTAL MUNICIPAL BOND (COST $650,000)		$652,294

PREFERRED STOCK – 0.1%

BANKS – 0.1%
Wachovia Capital Trust IX, 6.38%, 6/01/67	12,000	303,120
TOTAL PREFERRED STOCK (COST $300,000)		$303,120

U.S. TREASURY – 15.1%

INFLATION INDEXED NOTES – 1.4%
0.13%, 4/15/16	500,000	546,567
1.13%, 1/15/21	3,000,000	3,578,322
2.00%, 1/15/14	100,000	130,767
TOTAL INFLATION INDEXED NOTES		$4,255,656

(Wilmington Broad Market Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	41

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

U.S. TREASURY BONDS – 3.3%
3.13%, 2/15/42	$3,250,000	$3,253,555
5.25%, 2/15/29	500,000	678,125
5.38%, 2/15/31	600,000	837,094
6.00%, 2/15/26	1,000,000	1,421,719
6.25%, 5/15/30	500,000	758,125
6.38%, 8/15/27	450,000	670,219
7.50%, 11/15/16	300,000	390,609
8.88%, 2/15/19	1,130,000	1,697,119
TOTAL U.S. TREASURY BONDS		$9,706,565

U.S. TREASURY NOTES – 10.4%
0.88%, 1/31/17	7,000,000	7,036,095
[12]0.88%, 2/28/17	4,000,000	4,018,125
1.00%, 3/31/17	1,500,000	1,515,000
1.25%, 9/30/15	1,000,000	1,026,094
1.25%, 1/31/19	250,000	249,844
[12]1.38%, 2/28/19	7,000,000	7,045,937
1.75%, 7/31/15	500,000	521,016
2.00%, 11/15/21	1,210,000	1,222,856
2.00%, 2/15/22	1,500,000	1,510,547
2.13%, 8/15/21	250,000	256,328
2.25%, 1/31/15	1,000,000	1,051,250
2.25%, 3/31/16	1,250,000	1,331,055
2.25%, 7/31/18	500,000	533,828
2.50%, 4/30/15	1,000,000	1,062,344
2.63%, 7/31/14	200,000	210,406
2.63%, 11/15/20	500,000	538,594
3.13%, 5/15/19	750,000	841,992
3.63%, 2/15/20	750,000	868,359
4.00%, 8/15/18	500,000	588,281
TOTAL U.S. TREASURY NOTES		$31,427,951
TOTAL U.S. TREASURY (COST $42,733,918)		$45,390,172

REPURCHASE AGREEMENT – 1.0%
Credit Suisse First Boston LLC, 0.17%, dated 04/30/12, due 05/01/12, repurchase price $3,046,885, collateralized by a U.S. Treasury Security 3.13%, maturing 05/15/21; total market value of $3,111,810.	3,046,871	3,046,871
TOTAL REPURCHASE AGREEMENT (COST $3,046,871)		$3,046,871
TOTAL INVESTMENTS IN SECURITIES – 104.4% (COST $298,026,928)		$313,638,879

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.8%

REPURCHASE AGREEMENTS – 3.8%
Barclays Capital, Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $2,698,428, collateralized by U.S. Government Securities 3.00% to 5.00%, maturing 04/01/27 to 09/01/41; total market value of $2,752,386.	$2,698,413	$2,698,413
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $2,698,426, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $2,752,382.	2,698,413	2,698,413
Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $568,092, collateralized by U.S. Treasury Securities 0.25% to 4.00%, maturing 09/30/13 to 04/30/19; total market value of $579,451.	568,089	568,089

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $2,698,426, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $2,752,392.	2,698,413	2,698,413
RBS Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $2,698,427, collateralized by U.S. Government Securities 0.00% to 8.88%, maturing 06/15/12 to 07/15/32; total market value of $2,752,404.	2,698,413	2,698,413
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $11,361,741)		$11,361,741
TOTAL INVESTMENTS – 108.2% (COST $309,388,669)		$325,000,620
COLLATERAL FOR SECURITIES ON LOAN – (3.8%)		(11,361,741)
OTHER LIABILITIES LESS ASSETS – (4.4%)		(13,232,066)
TOTAL NET ASSETS – 100.0%		$300,406,813

(Wilmington Broad Market Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

42	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $309,410,445. The net unrealized appreciation/(depreciation) of investments was $15,590,175. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $16,252,254 and net unrealized depreciation from investments for those securities having an excess of cost over value of $662,079.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Asset-Backed Securities	$—	$4,324,686	$—	$4,324,686
Collateralized Mortgage Obligations	—	9,458,700	—	9,458,700
Commercial Paper	—	14,499,352	—	14,499,352
Corporate Bonds	—	156,030,032	—	156,030,032
Enhanced Equipment Trust Certificates	—	2,141,866	—	2,141,866
Government Agencies	—	7,347,871	—	7,347,871
Mortgage-Backed Securities	—	70,443,915	—	70,443,915
Municipal Bond	—	652,294	—	652,294
Preferred Stock	303,120	—	—	303,120
U.S. Treasury	—	45,390,172	—	45,390,172
Repurchase Agreements	—	14,408,612	—	14,408,612

Total	$303,120	$324,697,500	$—	$325,000,620

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

43

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	53.6%
U.S. Treasury	19.8%
Government Agencies	8.0%
Mortgage-Backed Securities	7.6%
Collateralized Mortgage Obligations	3.0%
Enhanced Equipment Trust Certificates	0.8%
Municipal Bond	0.6%
Asset-Backed Securities	0.2%
Cash Equivalents[1]	6.6%
Other Assets and Liabilities – Net[2]	(0.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	11.2%
AA	6.6%
A	18.3%
BBB	25.7%
BB	3.9%
B	0.3%
Not Rated	6.7%
U.S. Government	7.8%
U.S. Treasury	19.7%
Other Assets and Liabilities – Net[2]	(0.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.2%

WHOLE LOAN – 0.2%
[1,6,7]SLM Student Loan Trust, Series 2011-A, Class A1, 1.24%, 10/15/24	$611,396	$611,690
TOTAL ASSET-BACKED SECURITY (COST $611,396)		$611,690

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.0%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 1.2%
[6,7]American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37	1,000,000	1,071,777
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.80%, 5/12/39	983,524	1,006,799
Morgan Stanley Capital I, Series 2004-IQ7, Class A4, 5.54%, 6/15/38	1,000,000	1,063,631
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,142,207

FEDERAL HOME LOAN BANK (FHLB) – 1.3%
Series 1, Class , 4.88%, 5/17/17	3,000,000	3,589,566

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.2%
Series 2005-29, Class WC, 4.75%, 4/25/35	$256,831	$279,428
Series 2005-97, Class LB, 5.00%, 11/25/35	135,881	137,283
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$416,711

WHOLE LOAN – 0.3%
[1]Indymac INDA Mortgage Loan Trust Series 2005-AR1, Class 2A1, 5.06%, 11/25/35	1,164,040	937,247
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $7,865,384)		$8,085,731

CORPORATE BONDS – 53.6%

AEROSPACE & DEFENSE – 0.9%
Boeing Co., Sr. Unsecured, 5.00%, 3/15/14	950,000	1,029,574
L-3 Communications Corp., Company Guaranteed, 4.75%, 7/15/20	1,250,000	1,331,176
TOTAL AEROSPACE & DEFENSE		$2,360,750

(Wilmington Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

44	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

AUTO MANUFACTURERS – 0.6%
[6,7]Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21	$250,000	$262,380
Toyota Motor Credit Corp., Sr. Unsecured, MTN, 1.00%, 2/17/15	500,000	501,718
Toyota Motor Credit Corp., Sr. Unsecured, MTN, 2.05%, 1/12/17	700,000	719,475
TOTAL AUTO MANUFACTURERS		$1,483,573

AUTO PARTS & EQUIPMENT – 0.0%**
[6,7]Delphi Corp., Company Guaranteed, 5.88%, 5/15/19	125,000	132,500
[6,7]Delphi Corp., Company Guaranteed, 6.13%, 5/15/21	50,000	53,500
TOTAL AUTO PARTS & EQUIPMENT		$186,000

BANKS – 10.3%
Bank of Montreal, Sr. Unsecured, MTN, 2.50%, 1/11/17	1,500,000	1,542,146
Bank of Nova Scotia, Sr. Notes, 1.85%, 1/12/15	1,500,000	1,529,628
1BB&T Corp., Sr. Unsecured, 1.17%, 4/28/14	1,000,000	1,003,610
BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	1,000,000	1,057,570
Capital One Financial Corp., Sr. Unsecured, 2.15%, 3/23/15	1,655,000	1,667,724
[1]Citigroup, Inc., Sr. Unsecured, 0.60%, 3/07/14	500,000	481,991
Citigroup, Inc., Sr. Unsecured, 5.50%, 10/15/14	500,000	533,492
Citigroup, Inc., Sr. Unsecured, 6.13%, 5/15/18	750,000	831,853
Comerica, Inc., Sr. Unsecured, 3.00%, 9/16/15	1,000,000	1,041,871
Credit Suisse, Sr. Unsecured, 5.30%, 8/13/19	750,000	831,689
Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	1,175,000	1,180,090
Goldman Sachs Group, Inc., Sr. Notes, 3.30%, 5/03/15	255,000	255,464
Goldman Sachs Group, Inc., Sr. Unsecured, 3.70%, 8/01/15	1,400,000	1,424,344
JPMorgan Chase & Co., Sr. Unsecured, 4.65%, 6/01/14	1,250,000	1,331,851
JPMorgan Chase & Co., Sr. Unsecured, 6.00%, 1/15/18	250,000	288,557
JPMorgan Chase & Co., Sr. Notes, 4.63%, 5/10/21	300,000	319,344
1JPMorgan Chase Capital XXIII, Limited Guarantee, 1.50%, 5/15/47	1,000,000	740,994
[1]Morgan Stanley, Sr. Unsecured, 2.07%, 1/24/14	1,100,000	1,067,282
1PNC Funding Corp., Bank Guaranteed, 0.67%, 1/31/14	1,500,000	1,486,494
PNC Funding Corp., Bank Guaranteed, 5.40%, 6/10/14	1,500,000	1,636,940
Royal Bank of Canada, Sr. Notes, MTN, 2.30%, 7/20/16	2,000,000	2,056,726
Toronto-Dominion Bank, Sr. Unsecured, 2.50%, 7/14/16	1,000,000	1,039,649

Description	Par Value	Value

U.S. Bank N.A., Sr. Unsecured, MTN, 5.92%, 5/25/12	$458,883	$460,458
U.S. Bank N.A., Subordinated, BKNT, 6.30%, 2/04/14	305,000	332,764
US Bancorp, Sr. Unsecured, MTN, 2.20%, 11/15/16	500,000	515,879
Wells Fargo & Co., Sr. Unsecured, MTN, 1.25%, 2/13/15	640,000	642,201
Wells Fargo & Co., Sr. Unsecured, MTN, 3.50%, 3/08/22	750,000	762,002
Wells Fargo Bank NA, Subordinated, 5.75%, 5/16/16	500,000	567,772
Westpac Banking Corp., Sr. Unsecured, 4.88%, 11/19/19	750,000	816,687
TOTAL BANKS		$27,447,072

BEVERAGES – 2.6%
Anheuser-Busch Cos. LLC, Company Guaranteed, 5.05%, 10/15/16	2,000,000	2,292,914
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 7.75%, 1/15/19	2,000,000	2,648,578
Coca-Cola Co., Sr. Unsecured, 1.80%, 9/01/16	2,000,000	2,058,865
TOTAL BEVERAGES		$7,000,357

BIOTECHNOLOGY – 0.4%
Gilead Sciences, Inc., Sr. Unsecured, 4.50%, 4/01/21	500,000	547,849
Gilead Sciences, Inc., Sr. Unsecured, 4.40%, 12/01/21	350,000	381,129
TOTAL BIOTECHNOLOGY		$928,978

BUILDING MATERIALS – 0.4%
Masco Corp., Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,026,441

CHEMICALS – 0.6%
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	1,000,000	1,126,644
Dow Chemical Co., Sr. Unsecured, 4.13%, 11/15/21	500,000	520,745
TOTAL CHEMICALS		$1,647,389

COAL – 0.3%
Consol Energy, Inc., Company Guaranteed, 8.00%, 4/01/17	625,000	662,500

COMPUTERS – 0.5%
Hewlett-Packard Co., Sr. Unsecured, 2.60%, 9/15/17	500,000	501,293
International Business Machines Corp., Sr. Unsecured, 1.95%, 7/22/16	725,000	748,801
TOTAL COMPUTERS		$1,250,094

DIVERSIFIED FINANCIAL SERVICES – 6.4%
American Express Co., Sr. Unsecured, 4.88%, 7/15/13	765,000	799,065
[6,7]American Honda Finance Corp., Sr. Unsecured, MTN, 4.63%, 4/02/13	1,500,000	1,557,305
BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	650,000	747,844
BP Capital Markets PLC, Company Guaranteed, 5.25%, 11/07/13	1,000,000	1,064,538

(Wilmington Intermediate-Term Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	45

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Caterpillar Financial Services Corp., Notes, 1.55%, 12/20/13	$2,000,000	$2,034,382
Charles Schwab Corp., Sr. Unsecured, MTN, 6.38%, 9/01/17	1,000,000	1,201,439
Charles Schwab Corp., Sr. Unsecured, 4.45%, 7/22/20	250,000	276,382
Ford Motor Credit Co. LLC, Sr. Unsecured, 3.88%, 1/15/15	1,500,000	1,561,875
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.00%, 4/15/15	250,000	279,375
Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	287,500
Ford Motor Credit Co. LLC, Sr. Unsecured, 5.88%, 8/02/21	1,000,000	1,132,500
[6,7]FUEL Trust, Secured, 3.98%, 6/15/16	300,000	311,525
[1]General Electric Capital Corp., Series A, Sr. Unsecured, MTNA, 0.66%, 10/06/15	1,000,000	967,153
General Electric Capital Corp., Unsecured, MTN, 2.30%, 4/27/17	750,000	753,911
General Electric Capital Corp., Sr. Unsecured, MTN, 4.65%, 10/17/21	500,000	544,775
[6,7]Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14	500,000	544,436
[6,7]Hyundai Capital America, Company Guaranteed, 4.00%, 6/08/17	250,000	258,695
[6,7]Hyundai Capital Services, Inc., Sr. Unsecured, 3.50%, 9/13/17	250,000	252,542
John Deere Capital Corp., Sr. Unsecured, MTN, 1.40%, 3/15/17	1,040,000	1,043,144
Merrill Lynch & Co., Inc., Sr. Unsecured, 5.45%, 7/15/14	500,000	523,684
SLM Corp., Series A, Sr. Unsecured, MTNA, 5.00%, 10/01/13	1,000,000	1,024,182
TOTAL DIVERSIFIED FINANCIAL SERVICES		$17,166,252

ELECTRIC – 4.7%
Ameren Illinois Co., Sr. Secured, 9.75%, 11/15/18	2,775,000	3,820,230
CMS Energy Corp., Sr. Unsecured, 6.55%, 7/17/17	625,000	709,375
Commonwealth Edison Co., 1st Mortgage, 1.95%, 9/01/16	1,000,000	1,025,082
Detroit Edison Co., Series G, Sr. Secured, 5.60%, 6/15/18	950,000	1,146,496
Dominion Resources, Inc., Sr. Unsecured, 2.25%, 9/01/15	500,000	519,147
Entergy Corp., Sr. Unsecured, 4.70%, 1/15/17	500,000	524,601
Exelon Generation Co. LLC, Sr. Unsecured, 6.20%, 10/01/17	1,000,000	1,174,460
Florida Power & Light Co., 1st Mortgage, 5.55%, 11/01/17	500,000	607,492
Florida Power Corp., 1st Mortgage, 3.10%, 8/15/21	500,000	514,771
Oklahoma Gas & Electric Co., Sr. Secured, 6.65%, 7/15/27	440,000	569,171
Southern California Edison Co., Series 05-A, 1st Mortgage, 5.00%, 1/15/16	654,000	745,020

Description	Par Value	Value

UIL Holdings Corp., Sr. Unsecured, 4.63%, 10/01/20	$1,250,000	$1,302,634
TOTAL ELECTRIC		$12,658,479

ELECTRONICS – 0.8%
FLIR Systems, Inc., Sr. Unsecured, 3.75%, 9/01/16	650,000	666,135
Thermo Fisher Scientific, Inc., Sr. Unsecured, 2.25%, 8/15/16	1,500,000	1,565,333
TOTAL ELECTRONICS		$2,231,468

ENVIRONMENTAL CONTROL – 0.2%
Allied Waste North America, Inc., Company Guaranteed, 6.88%, 6/01/17	600,000	624,750

FOOD – 1.5%
[1]Kraft Foods, Inc., Sr. Unsecured, 1.34%, 7/10/13	1,220,000	1,224,809
Kraft Foods, Inc., Unsecured, 5.25%, 10/01/13	750,000	796,560
Kraft Foods, Inc., Sr. Unsecured, 4.13%, 2/09/16	1,500,000	1,643,280
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	250,000	271,902
TOTAL FOOD		$3,936,551

HEALTHCARE PROVIDERS & SERVICES – 0.2%
UnitedHealth Group, Inc., Sr. Unsecured, 6.00%, 6/15/17	500,000	604,623

HOME FURNISHINGS – 0.4%
Whirlpool Corp., Sr. Unsecured, 6.50%, 6/15/16	1,000,000	1,121,717

HOUSEHOLD PRODUCTS – 0.4%
Tupperware Brands Corp., Company Guaranteed, 4.75%, 6/01/21	1,000,000	1,030,243

INSURANCE – 1.3%
MetLife, Inc., Sr. Unsecured, 5.00%, 6/15/15	730,000	806,710
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.88%, 1/14/15	1,700,000	1,795,463
WR Berkley Corp., Sr. Unsecured, 7.38%, 9/15/19	710,000	835,953
TOTAL INSURANCE		$3,438,126

IRON/STEEL – 0.3%
Cliffs Natural Resources, Inc., Sr. Unsecured, 4.88%, 4/01/21	700,000	737,914

LEISURE TIME – 0.5%
Royal Caribbean Cruises Ltd., Sr. Unsecured, 7.00%, 6/15/13	1,200,000	1,260,000

MEDIA – 4.7%
CBS Corp., Company Guaranteed, 3.38%, 3/01/22	1,485,000	1,459,152

(Wilmington Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

46	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Comcast Cable Communications Holdings, Inc., Company Guaranteed, 8.38%, 3/15/13	$1,765,000	$1,884,275
Comcast Corp., Company Guaranteed, 6.50%, 1/15/15	2,000,000	2,288,399
Comcast Corp., Company Guaranteed, 5.70%, 7/01/19	500,000	595,709
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 3.50%, 3/01/16	2,000,000	2,113,931
NBCUniversal Media LLC, Sr. Unsecured, 3.65%, 4/30/15	1,000,000	1,070,834
Time Warner Entertainment Co. LP, Company Guaranteed, 8.38%, 3/15/23	175,000	236,804
Viacom, Inc., Sr. Unsecured, 4.38%, 9/15/14	1,555,000	1,676,496
Viacom, Inc., Sr. Unsecured, 3.88%, 12/15/21	1,250,000	1,324,818
TOTAL MEDIA		$12,650,418

METALS & MINING – 0.9%
Alcoa, Inc., Sr. Unsecured, 6.00%, 7/15/13	1,251,000	1,325,942
Alcoa, Inc., Sr. Unsecured, 5.72%, 2/23/19	1,100,000	1,188,768
TOTAL METALS & MINING		$2,514,710

MISCELLANEOUS MANUFACTURING – 1.8%
Ingersoll-Rand Co., Series B, Company Guaranteed, MTNB, 6.02%, 2/15/28	2,015,000	2,208,992
Ingersoll-Rand Global Holding Co. Ltd., Company Guaranteed, 6.00%, 8/15/13	1,000,000	1,064,092
Textron, Inc., Sr. Unsecured, 6.20%, 3/15/15	1,500,000	1,653,106
TOTAL MISCELLANEOUS MANUFACTURING		$4,926,190

OIL & GAS – 4.5%
Anadarko Petroleum Corp., Sr. Unsecured, 6.38%, 9/15/17	695,000	827,386
BP Capital Markets PLC, Company Guaranteed, 3.20%, 3/11/16	775,000	826,240
Chesapeake Energy Corp., Company Guaranteed, 9.50%, 2/15/15	625,000	678,906
Marathon Oil Corp., Sr. Unsecured, 6.00%, 10/01/17	1,000,000	1,182,541
[6,7]Phillips 66, Company Guaranteed, 2.95%, 5/01/17	250,000	256,566
[6,7]Phillips 66, Company Guaranteed, 4.30%, 4/01/22	500,000	521,386
Sempra Energy, Sr. Unsecured, 2.30%, 4/01/17	800,000	821,907
Shell International Finance BV, Company Guaranteed, 4.00%, 3/21/14	2,000,000	2,128,430
Sunoco, Inc., Sr. Unsecured, 9.63%, 4/15/15	1,200,000	1,405,486
Total Capital SA, Company Guaranteed, 3.13%, 10/02/15	945,000	1,003,340

Description	Par Value	Value

Transocean, Inc., Company Guaranteed, 4.95%, 11/15/15	$1,000,000	$1,075,926
Valero Energy Corp., Company Guaranteed, 4.75%, 4/01/14	1,245,000	1,324,979
TOTAL OIL & GAS		$12,053,093

OIL & GAS SERVICES – 0.2%
Weatherford International Ltd., Company Guaranteed, 5.15%, 3/15/13	10,000	10,350
Weatherford International Ltd., Company Guaranteed, 4.50%, 4/15/22	500,000	516,762
TOTAL OIL & GAS SERVICES		$527,112

PHARMACEUTICALS – 0.9%
Allergan, Inc., Sr. Unsecured, 5.75%, 4/01/16	575,000	672,273
[6,7]Express Scripts Holding Co., Company Guaranteed, 2.10%, 2/12/15	150,000	152,379
Sanofi, Sr. Unsecured, 4.00%, 3/29/21	725,000	805,334
Teva Pharmaceutical Finance Co. BV, Company Guaranteed, 2.40%, 11/10/16	775,000	804,988
TOTAL PHARMACEUTICALS		$2,434,974

PIPELINES – 0.8%
Enterprise Products Operating LLC, Company Guaranteed, 4.05%, 2/15/22	500,000	529,884
Kinder Morgan Energy Partners LP, Sr. Unsecured, 3.95%, 9/01/22	1,000,000	1,008,577
Plains All American Pipeline LP / PAA Finance Corp., Company Guaranteed, 5.00%, 2/01/21	500,000	557,913
TOTAL PIPELINES		$2,096,374

REAL ESTATE – 0.3%
ProLogis LP, Company Guaranteed, 4.50%, 8/15/17	750,000	787,433

REAL ESTATE INVESTMENT TRUSTS (REIT) – 0.8%
Commonwealth REIT, Sr. Unsecured, 5.88%, 9/15/20	500,000	519,301
HCP, Inc., Sr. Unsecured, MTN, 6.30%, 9/15/16	1,000,000	1,137,030
Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	500,000	524,038
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$2,180,369

RETAIL – 0.3%
Kohl’s Corp., Sr. Unsecured, 6.25%, 12/15/17	730,000	881,292

SOFTWARE – 0.1%
Microsoft Corp., Sr. Unsecured, 3.00%, 10/01/20	150,000	161,756

TELECOMMUNICATIONS – 2.6%
AT&T, Inc., Sr. Unsecured, 2.95%, 5/15/16	750,000	798,497
AT&T, Inc., Sr. Unsecured, 5.63%, 6/15/16	2,000,000	2,344,501

(Wilmington Intermediate-Term Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	47

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

AT&T, Inc., Sr. Unsecured, 3.88%, 8/15/21	$500,000	$539,493
Corning, Inc., Sr. Unsecured, 6.63%, 5/15/19	275,000	335,696
Telefonica Emisiones Sau, Company Guaranteed, 2.58%, 4/26/13	1,225,000	1,220,577
Verizon Communications, Inc., Sr. Unsecured, 1.25%, 11/03/14	760,000	770,189
Verizon Communications, Inc., Sr. Unsecured, 5.50%, 2/15/18	750,000	887,537
TOTAL TELECOMMUNICATIONS		$6,896,490

TRANSPORTATION – 1.9%
CSX Corp., Sr. Unsecured, 7.90%, 5/01/17	685,000	855,393
CSX Corp., Sr. Unsecured, 4.25%, 6/01/21	500,000	545,716
Ryder System, Inc., Sr. Unsecured, MTN, 6.00%, 3/01/13	500,000	519,014
Ryder System, Inc., Sr. Unsecured, MTN, 3.15%, 3/02/15	850,000	883,065
Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/17	500,000	504,210
Union Pacific Corp., Sr. Unsecured, 5.75%, 11/15/17	1,500,000	1,797,151
TOTAL TRANSPORTATION		$5,104,549

TRUCKING AND LEASING – 0.5%
GATX Corp., Sr. Unsecured, 8.75%, 5/15/14	1,250,000	1,421,656
TOTAL CORPORATE BONDS (COST $136,446,008)		$143,439,693

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.8%

AIRLINES – 0.8%
American Airlines 2011-1, Series A, Pass-Through Certificates, 5.25%, 7/31/21	485,408	500,577
Continental Airlines, Inc., Series A, Pass-Through Certificates, 7.25%, 11/10/19	231,715	261,548
Delta Air Lines, Inc., Series A, Pass-Through Certificates, 7.75%, 12/17/19	438,623	499,482
Delta Air Lines, Inc., Series 071A, Pass-Through Certificates, 6.82%, 8/10/22	732,934	799,356
TOTAL AIRLINES		$2,060,963
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $1,878,785)		$2,060,963

GOVERNMENT AGENCIES – 8.0%

FEDERAL HOME LOAN BANK (FHLB) – 0.8%
[12]5.50%, 8/13/14	2,000,000	2,236,253

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.2%
1.75%, 5/30/19	$2,000,000	$2,018,668
2.38%, 1/13/22	2,500,000	2,518,509
2.50%, 5/27/16	2,500,000	2,672,815
4.38%, 7/17/15	1,315,000	1,474,592
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$8,684,584

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 4.0%
0.63%, 10/30/14	2,000,000	2,010,426
1.38%, 11/15/16	2,500,000	2,551,620
1.63%, 10/26/15	1,500,000	1,550,782
3.00%, 9/16/14	1,500,000	1,592,819
[1]4.18%, 6/10/20	1,000,000	1,090,500
5.00%, 5/11/17	1,500,000	1,788,188
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$10,584,335
TOTAL GOVERNMENT AGENCIES (COST $20,675,322)		$21,505,172

MORTGAGE-BACKED SECURITIES – 7.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 4.6%
Pool A18401, 6.00%, 2/01/34	148,070	165,196
Pool A93415, 4.00%, 8/01/40	4,830,631	5,098,505
Pool B19228, 4.50%, 4/01/20	101,119	108,705
Pool C90293, 7.50%, 9/01/19	228,522	263,074
Pool C90504, 6.50%, 12/01/21	90,659	102,599
Pool E00530, 6.00%, 1/01/13	3,265	3,400
Pool E76204, 5.50%, 4/01/14	732	766
Pool E83022, 6.00%, 4/01/16	38,019	40,894
Pool E92817, 5.00%, 12/01/17	320,848	346,325
Pool G01625, 5.00%, 11/01/33	201,351	218,000
Pool G02390, 6.00%, 9/01/36	113,364	125,625
Pool G08097, 6.50%, 11/01/35	101,963	115,137
Pool G08193, 6.00%, 4/01/37	264,430	292,865
Pool G11311, 5.00%, 10/01/17	194,166	209,705
Pool G12709, 5.00%, 7/01/22	2,002,242	2,171,243
Pool G13077, 5.50%, 4/01/23	2,696,430	2,930,542
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$12,192,581

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.8%
Pool 254240, 7.00%, 3/01/32	147,301	168,560
Pool 254833, 4.50%, 8/01/18	65,106	70,097
Pool 256639, 5.00%, 2/01/27	194,304	212,634
Pool 256752, 6.00%, 6/01/27	146,123	162,066
Pool 257007, 6.00%, 12/01/27	281,806	312,422

(Wilmington Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

48	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Pool 424286, 6.50%, 6/01/13	$2,863	$2,938
Pool 526062, 7.50%, 12/01/29	15,451	17,914
[1]Pool 612514, 2.47%, 5/01/33	107,996	113,255
Pool 619054, 5.50%, 2/01/17	139,187	152,771
Pool 629603, 5.50%, 2/01/17	59,643	65,464
Pool 688996, 8.00%, 11/01/24	16,941	18,717
Pool 745412, 5.50%, 12/01/35	144,645	159,252
Pool 832365, 5.50%, 8/01/20	1,720,086	1,883,109
Pool 838741, 5.00%, 9/01/20	1,360,998	1,481,907
Pool 839291, 5.00%, 9/01/20	22,401	24,391
Pool AE2520, 3.00%, 1/01/26	2,525,554	2,640,045
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$7,485,542

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%
Pool 2616, 7.00%, 7/20/28	100,085	115,718
Pool 2701, 6.50%, 1/20/29	187,443	218,934
Pool 426727, 7.00%, 2/15/29	17,934	20,823
Pool 780825, 6.50%, 7/15/28	183,922	213,102
Pool 781231, 7.00%, 12/15/30	88,578	102,960
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$671,537
TOTAL MORTGAGE-BACKED SECURITIES (COST $19,158,029)		$20,349,660

MUNICIPAL BOND – 0.6%

BUILD AMERICA BONDS – 0.6%
[1]New Jersey State, EDA, Revenue Bonds, 1.47%, 6/15/13	1,500,000	1,505,295
TOTAL MUNICIPAL BOND (COST $1,500,000)		$1,505,295

U.S. TREASURY – 19.8%

INFLATION INDEXED NOTES – 1.2%
0.13%, 4/15/16	1,500,000	1,639,700
1.25%, 7/15/20	500,000	606,534
1.63%, 1/15/15	500,000	647,661
3.00%, 7/15/12	180,000	231,437
TOTAL INFLATION INDEXED NOTES		$3,125,332

U.S. TREASURY NOTES – 18.6%
0.38%, 4/15/15	2,500,000	2,500,195
0.75%, 9/15/13	600,000	604,266
0.88%, 1/31/17	3,000,000	3,015,469
1.00%, 5/15/14	30,000	30,436
1.25%, 1/31/19	1,500,000	1,499,063
1.50%, 8/31/18	2,500,000	2,553,125

Description	Par Value/ Shares	Value
2.00%, 4/30/16	$1,600,000	$1,688,250
2.00%, 11/15/21	190,000	192,019

2.13%, 8/15/21	500,000	512,656
2.63%, 4/30/16	1,500,000	1,618,828
2.63%, 8/15/20	5,000,000	5,395,312
2.63%, 11/15/20	1,000,000	1,077,187
2.75%, 2/15/19	1,500,000	1,646,953
3.50%, 2/15/18	1,500,000	1,708,359
3.63%, 2/15/20	1,500,000	1,736,719
4.00%, 8/15/18	2,000,000	2,353,125
4.13%, 5/15/15	2,420,000	2,690,359
4.25%, 11/15/14	2,500,000	2,745,703
4.25%, 8/15/15	2,000,000	2,247,187
4.25%, 11/15/17	2,500,000	2,942,969
4.50%, 2/15/16	2,000,000	2,294,063
4.75%, 8/15/17	7,250,000	8,696,602
TOTAL U.S. TREASURY NOTES		$49,748,845
TOTAL U.S. TREASURY (COST $50,085,918)		$52,874,177

MONEY MARKET FUND – 0.0%**
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	4,109	4,109
TOTAL MONEY MARKET FUND (COST $4,109)		$4,109

REPURCHASE AGREEMENT – 5.8%
Credit Suisse First Boston LLC, 0.17%, dated 04/30/12, due 05/01/12, repurchase price $15,609,074, collateralized by a U.S. Treasury Security 1.50%, maturing 06/30/16; total market value of $15,926,164.	15,609,000	15,609,000
TOTAL REPURCHASE AGREEMENT (COST $15,609,000)		$15,609,000
TOTAL INVESTMENTS IN SECURITIES – 99.4% (COST $253,833,951)		$266,045,490

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%
Deutsche Bank Securities, Inc., 0.22%, dated 04/30/12, due 05/01/12, repurchase price $305,304, collateralized by U.S. Government Securities 2.49% to 7.00%, maturing 08/01/25 to 04/01/42; total market value of $311,408.	305,302	305,302
Mizuho Securities, Inc., 0.23%, dated 04/30/12, due 05/01/12, repurchase price $1,000,006, collateralized by U.S. Government Securities 0.00% to 7.50%, maturing 02/01/26 to 02/25/44; total market value of $1,020,000.	1,000,000	1,000,000

(Wilmington Intermediate-Term Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	49

Wilmington Intermediate-Term Bond Fund (concluded)

Description	Par Value	Value

UBS Securities LLC 0.22%, dated 04/30/12, due 05/01/12, repurchase price $1,000,006, collateralized by U.S. Government Securities 3.50% to 6.00%, maturing 02/01/20 to 01/01/48; total market value of $1,020,000.	$1,000,000	$1,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,305,302)		$2,305,302
TOTAL INVESTMENTS – 100.2% (COST $256,139,253)		$268,350,792
COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(2,305,302)
OTHER ASSETS LESS LIABILITIES – 0.6%		1,700,086
TOTAL NET ASSETS – 100.0%		$267,745,576

Cost of investments for Federal income tax purposes is $256,142,996. The net unrealized appreciation/(depreciation) of investments was $12,207,795. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $12,625,781 and net unrealized depreciation from investments for those securities having an excess of cost over value of $417,986.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Asset-Backed Securities	$—	$611,690	$—	$611,690
Collateralized Mortgage Obligations	—	8,085,731	—	8,085,731
Corporate Bonds	—	143,439,693	—	143,439,693
Enhanced Equipment Trust Certificates	—	2,060,963	—	2,060,963
Government Agency	—	21,505,172	—	21,505,172
Mortgage-Backed Securities	—	20,349,660	—	20,349,660
Municipal Bond	—	1,505,295	—	1,505,295
U.S. Treasury	—	52,874,177	—	52,874,177
Money Market Fund	4,109	—	—	4,109
Repurchase Agreements	—	17,914,302	—	17,914,302

Total	$4,109	$268,346,683	$—	$268,350,792

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

50

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Corporate Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Banks	17.7%
Diversified Financial Services	10.0%
Media	6.9%
Oil & Gas	6.4%
Food	6.0%
Real Estate Investment Trusts (REIT)	5.6%
Insurance	4.3%
Electric	3.6%
Beverages	3.4%
Retail	3.3%
Telecommunications	2.9%
Chemicals	2.7%
U.S. Treasury Note	2.6%
Transportation	2.4%
Computers	2.0%
Internet	2.0%
Commercial Mortgage-Backed Securities (CMBS)	1.8%
Pipelines	1.8%
Office/Business Equipment	1.7%
Pharmaceuticals	1.5%
Financial Services	1.3%
Cosmetics/Personal Care	1.1%
Healthcare Providers & Services	1.0%
Metals & Mining	1.0%
Iron/Steel	0.8%
Software	0.8%
Auto Manufacturers	0.7%
Electronics	0.6%
Auto Parts & Equipment	0.5%
Building Materials	0.5%
Gas	0.5%
Leisure Time	0.5%
Semiconductors	0.5%
Federal Home Loan Mortgage Corporation (FHLMC)	0.4%
Whole Loan	0.4%
Commercial Services	0.3%
Biotechnology	0.1%
Federal National Mortgage Association (FNMA)	0.0%[4]
Cash Equivalents[1]	1.0%
Other Assets and Liabilities – Net[2]	(0.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represent less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	4.5%
AA	12.8%
A	28.3%
BBB	47.6%
BB	3.4%
Not Rated	1.0%
U.S. Government Agency Securities	0.4%
U.S. Treasuries	2.6%
Other Assets and Liabilities – Net[2]	(0.6)%

TOTAL	100.0%

(Wilmington Short-Term Corporate Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

51

Wilmington Short-Term Corporate Bond Fund

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
[1]Pool 399251, 2.19%, 9/01/27	$64	$67
TOTAL ADJUSTABLE RATE MORTGAGE (COST $64)		$67

ASSET-BACKED SECURITIES – 1.7%

FINANCIAL SERVICES – 1.3%
Hyundai Auto Receivables Trust, Series 2011-A, Class A2, 0.69%, 11/15/13	831,120	832,064
[6,7]Porsche Financial Auto Securitization Trust, Series 2011-1, Class A2, 0.56%, 12/16/13	767,182	767,715
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A2, 0.67%, 12/20/13	921,353	923,117
TOTAL FINANCIAL SERVICES		$2,522,896

WHOLE LOAN – 0.4%
[1,6,7]SLM Student Loan Trust, Series 2011-A, Class A1, 1.24%, 10/15/24	815,195	815,587
TOTAL ASSET-BACKED SECURITIES (COST $3,334,746)		$3,338,483

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.2%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 1.8%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.80%, 5/12/39	1,311,365	1,342,399
Morgan Stanley Capital I, Series 2004-IQ7, Class A4, 5.54%, 6/15/38	2,000,000	2,127,262
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,469,661

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.4%
Series 2003-2632, Class A, 4.00%, 1/15/18	453,494	465,353
Series 2003-2649, Class KA, 4.50%, 7/15/18	280,902	298,140
Series 2005-2915, Class KP, 5.00%, 11/15/29	27,356	27,632
Series 2005-3075, Class TP, 5.50%, 1/15/30	25,373	25,636
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$816,761

WHOLE LOAN – 0.0%**
Morgan Stanley Mortgage Loan Trust Series 2004-1, Class 1A8, 4.75%, 11/25/18	12,061	12,052
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $4,342,952)		$4,298,474

Description	Par Value	Value

4COMMERCIAL PAPER – 0.5%

FOOD – 0.5%
[6,7]Kroger Co., 0.39%, 5/01/12	$1,000,000	$999,989
TOTAL COMMERCIAL PAPER (COST $1,000,000)		$999,989

CORPORATE BONDS – 92.6%

AUTO MANUFACTURERS – 0.7%
[6,7]Daimler Finance North America LLC, Company Guaranteed, 2.63%, 9/15/16	1,000,000	1,036,131
[6,7]Hyundai Motor Manufacturing Czech s.r.o., Company Guaranteed, 4.50%, 4/15/15	250,000	263,544
TOTAL AUTO MANUFACTURERS		$1,299,675

AUTO PARTS & EQUIPMENT – 0.5%
[1]Johnson Controls, Inc., Sr. Unsecured, 0.94%, 2/04/14	1,000,000	1,002,041

BANKS – 17.7%
[1]Bank of America Corp., Sr. Unsecured, MTN, 1.89%, 1/30/14	1,000,000	982,072
Bank of New York Mellon Corp., Sr. Unsecured, MTN, 2.30%, 7/28/16	1,000,000	1,033,108
[1]Bank of Nova Scotia, Certificate of Deposit, 0.82%, 2/15/13	1,000,000	1,002,292
Bank of Nova Scotia, Sr. Unsecured, 2.05%, 10/07/15	2,000,000	2,054,670
1BB&T Corp., Sr. Unsecured, 1.17%, 4/28/14	1,000,000	1,003,610
BB&T Corp., Sr. Unsecured, 5.70%, 4/30/14	1,000,000	1,093,116
Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	250,000	277,730
Capital One Financial Corp., Sr. Unsecured, 2.13%, 7/15/14	675,000	680,719
Capital One Financial Corp., Sr. Unsecured, 2.15%, 3/23/15	1,000,000	1,007,688
[1]Citigroup, Inc., Sr. Unsecured, 1.35%, 2/15/13	1,300,000	1,296,190
[1]Citigroup, Inc., Sr. Unsecured, 1.40%, 4/01/14	2,000,000	1,950,808
Citigroup, Inc., Sr. Unsecured, 2.65%, 3/02/15	1,000,000	999,077
Citigroup, Inc., Sr. Unsecured, 4.59%, 12/15/15	250,000	262,205
Comerica, Inc., Sr. Unsecured, 3.00%, 9/16/15	2,000,000	2,083,742
Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	850,000	894,507
Goldman Sachs Group, Inc., Sr. Notes, 3.30%, 5/03/15	900,000	901,638
1JPMorgan Chase & Co., Sr. Unsecured, MTN, 1.22%, 5/02/14	1,000,000	1,001,059

(Wilmington Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

52	PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

1JPMorgan Chase & Co., Sr. Unsecured, MTN, 1.27%, 1/24/14	$1,000,000	$1,001,489
JPMorgan Chase & Co., Sr. Unsecured, 3.15%, 7/05/16	1,000,000	1,037,289
1JPMorgan Chase Capital XXIII, Limited Guarantee, 1.50%, 5/15/47	1,000,000	740,994
KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	1,000,000	1,057,209
National City Corp., Sr. Unsecured, 4.90%, 1/15/15	1,000,000	1,097,832
PNC Funding Corp., Bank Guaranteed, 3.63%, 2/08/15	1,000,000	1,068,087
Royal Bank of Canada, Sr. Unsecured, 1.45%, 10/30/14	2,000,000	2,027,688
Royal Bank of Canada, Sr. Unsecured, MTN, 1.15%, 3/13/15	1,000,000	1,003,287
Toronto-Dominion Bank, Sr. Unsecured, 2.38%, 10/19/16	2,000,000	2,062,894
U.S. Bancorp, Sr. Unsecured, 4.20%, 5/15/14	2,000,000	2,140,708
Wachovia Bank NA, Subordinated, BKNT, 4.88%, 2/01/15	2,000,000	2,157,459
Wells Fargo & Co., Sr. Unsecured, MTN, 1.25%, 2/13/15	1,000,000	1,003,439
Wells Fargo & Co., Sr. Unsecured, 3.63%, 4/15/15	250,000	267,309
TOTAL BANKS		$35,189,915

BEVERAGES – 3.4%
[1]Anheuser-Busch InBev Worldwide, Inc., Series FRN, Company Guaranteed, 1.02%, 1/27/14	500,000	502,760
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 2.50%, 3/26/13	1,000,000	1,017,788
Diageo Capital PLC, Company Guaranteed, 5.20%, 1/30/13	1,000,000	1,034,861
Diageo Finance BV, Company Guaranteed, 3.25%, 1/15/15	2,000,000	2,126,568
Dr Pepper Snapple Group, Inc., Company Guaranteed, 2.35%, 12/21/12	1,000,000	1,012,186
PepsiCo, Inc., Sr. Unsecured, 0.75%, 3/05/15	1,050,000	1,052,209
TOTAL BEVERAGES		$6,746,372

BIOTECHNOLOGY – 0.1%
Gilead Sciences, Inc., Sr. Unsecured, 2.40%, 12/01/14	270,000	279,873

BUILDING MATERIALS – 0.5%
Masco Corp., Sr. Unsecured, 4.80%, 6/15/15	1,000,000	1,026,441

CHEMICALS – 2.7%
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	250,000	281,661
Ecolab, Inc., Sr. Unsecured, 2.38%, 12/08/14	1,000,000	1,035,404
1EI DU Pont de Nemours & Co., Sr. Unsecured, 0.89%, 3/25/14	2,000,000	2,016,163

Description	Par Value	Value

Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 4.88%, 3/01/13	$2,000,000	$2,069,182
TOTAL CHEMICALS		$5,402,410

COMMERCIAL SERVICES – 0.3%
[1]Western Union Co., Sr. Unsecured, 1.05%, 3/07/13	500,000	500,912

COMPUTERS – 2.0%
Hewlett-Packard Co., Sr. Unsecured, 1.25%, 9/13/13	1,000,000	1,000,910
International Business Machines Corp., Sr. Unsecured, 2.10%, 5/06/13	1,000,000	1,018,137
International Business Machines Corp., Sr. Unsecured, 1.00%, 8/05/13	800,000	806,117
International Business Machines Corp., Sr. Unsecured, 1.95%, 7/22/16	1,000,000	1,032,829
TOTAL COMPUTERS		$3,857,993

COSMETICS/PERSONAL CARE – 1.1%
Procter & Gamble Co., Sr. Unsecured, 3.50%, 2/15/15	2,000,000	2,158,332

DIVERSIFIED FINANCIAL SERVICES – 10.0%
American Express Co., Sr. Unsecured, 7.25%, 5/20/14	1,000,000	1,118,288
American Express Credit Corp., Sr. Unsecured, 5.13%, 8/25/14	1,000,000	1,086,648
[1]BlackRock, Inc., Sr. Unsecured, 0.79%, 5/24/13	1,000,000	1,002,776
BlackRock, Inc., Sr. Unsecured, 3.50%, 12/10/14	1,000,000	1,070,436
Capital One Bank USA NA, Subordinated, 6.50%, 6/13/13	1,000,000	1,052,778
Charles Schwab Corp., Sr. Unsecured, 4.95%, 6/01/14	1,000,000	1,083,169
Ford Motor Credit Co. LLC, Sr. Unsecured, 3.88%, 1/15/15	400,000	416,500
Ford Motor Credit Co., LLC, Sr. Unsecured, 8.00%, 6/01/14	2,000,000	2,232,500
[6,7]FUEL Trust, Secured, 3.98%, 6/15/16	400,000	415,367
[1]General Electric Capital Corp., Sr. Unsecured, MTN, 1.10%, 4/07/14	1,000,000	1,000,244
General Electric Capital Corp., Sr. Unsecured, 2.10%, 1/07/14	1,000,000	1,018,573
[12]General Electric Capital Corp., Sr. Unsecured, 2.90%, 1/09/17	500,000	518,787
1HSBC Finance Corp., Sr. Unsecured, 0.82%, 9/14/12	1,000,000	999,702
John Deere Capital Corp., Sr. Unsecured, MTN, 4.95%, 12/17/12	1,000,000	1,028,729
John Deere Capital Corp., Sr. Unsecured, MTN, 4.90%, 9/09/13	500,000	529,675
John Deere Capital Corp., Unsecured, 0.88%, 4/17/15	750,000	753,008

(Wilmington Short-Term Corporate Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	53

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	$1,500,000	$1,562,759
SLM Corp., Series A, Sr. Unsecured, MTNA, 5.00%, 10/01/13	1,000,000	1,024,182
TD Ameritrade Holding Corp., Company Guaranteed, 2.95%, 12/01/12	2,000,000	2,024,139
TOTAL DIVERSIFIED FINANCIAL SERVICES		$19,938,260

ELECTRIC – 3.6%
Consolidated Edison Co. of New York, Inc., Series 03-B, Sr. Unsecured, 3.85%, 6/15/13	400,000	414,201
Consolidated Edison Co. of New York, Inc., Series 05-C, Sr. Unsecured, 5.38%, 12/15/15	110,000	126,580
Dominion Resources, Inc., Sr. Unsecured, 2.25%, 9/01/15	2,000,000	2,076,586
1DTE Energy Co., Sr. Unsecured, 1.18%, 6/03/13	1,000,000	1,004,036
Entergy Corp., Sr. Unsecured, 4.70%, 1/15/17	500,000	524,601
Georgia Power Co., Sr. Unsecured, 1.30%, 9/15/13	1,000,000	1,011,531
Virginia Electric and Power Co., Sr. Unsecured, 5.10%, 11/30/12	2,000,000	2,053,976
TOTAL ELECTRIC		$7,211,511

ELECTRONICS – 0.6%
Agilent Technologies, Inc., Sr. Unsecured, 5.50%, 9/14/15	1,000,000	1,128,346
Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.20%, 5/01/15	100,000	106,440
TOTAL ELECTRONICS		$1,234,786

FOOD – 5.5%
Kellogg Co., Sr. Unsecured, 5.13%, 12/03/12	1,000,000	1,027,897
Kellogg Co., Sr. Unsecured Notes, 4.25%, 3/06/13	3,000,000	3,096,380
Kraft Foods, Inc., Unsecured, 5.25%, 10/01/13	1,000,000	1,062,080
Kraft Foods, Inc., Sr. Unsecured, 4.13%, 2/09/16	2,000,000	2,191,040
Kroger Co., Company Guaranteed, 5.50%, 2/01/13	250,000	259,247
Kroger Co., Company Guaranteed, 5.00%, 4/15/13	1,580,000	1,645,265
[6,7]WM Wrigley Jr. Co., Sr. Secured, 3.70%, 6/30/14	1,500,000	1,552,919
TOTAL FOOD		$10,834,828

GAS – 0.5%
National Fuel Gas Co., Sr. Unsecured, 5.25%, 3/01/13	1,000,000	1,033,821

HEALTHCARE PROVIDERS & SERVICES – 1.0%
[1]Quest Diagnostics, Inc., Company Guaranteed, 1.32%, 3/24/14	2,000,000	2,011,589

Description	Par Value	Value

INSURANCE – 4.3%
Lincoln National Corp., Sr. Unsecured, 5.65%, 8/27/12	$1,246,000	$1,265,348
MassMutual Global Funding II, Sr. Secured
[1,6,7]0.85%, 1/14/14	1,000,000	996,019
[6,7]3.63%, 7/16/12	500,000	503,379
MetLife, Inc., Sr. Unsecured, 2.38%, 2/06/14	1,750,000	1,792,665
[6,7]Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	1,000,000	1,014,345
Principal Financial Group, Inc., Company Guaranteed, 7.88%, 5/15/14	1,100,000	1,226,973
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.63%, 9/17/12	750,000	758,175
Prudential Financial, Inc., Sr. Unsecured, MTN, 2.75%, 1/14/13	1,000,000	1,013,050
TOTAL INSURANCE		$8,569,954

INTERNET – 2.0%
eBay, Inc., Sr. Unsecured, 0.88%, 10/15/13	1,000,000	1,007,216
Google, Inc., Sr. Unsecured, 1.25%, 5/19/14	3,000,000	3,048,931
TOTAL INTERNET		$4,056,147

IRON/STEEL – 0.8%
ArcelorMittal, Sr. Unsecured, 3.75%, 8/05/15	1,000,000	1,014,827
[12]ArcelorMittal, Sr. Unsecured, 3.75%, 3/01/16	500,000	501,310
TOTAL IRON/STEEL		$1,516,137

LEISURE TIME – 0.5%
[6,7]Harley-Davidson Financial Services, Inc., Company Guaranteed, 3.88%, 3/15/16	1,000,000	1,050,145

MEDIA – 6.9%
Comcast Cable Communications Holdings, Inc., Company Guaranteed, 8.38%, 3/15/13	2,000,000	2,135,156
COX Communications, Inc., Sr. Unsecured, 7.13%, 10/01/12	1,535,000	1,576,498
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 3.55%, 3/15/15	2,000,000	2,119,393
NBCUniversal Media LLC, Sr. Unsecured, 2.88%, 4/01/16	2,000,000	2,097,158
News America, Inc., Company Guaranteed, 5.30%, 12/15/14	2,000,000	2,212,226
Time Warner Cable, Inc., Company Guaranteed, 7.50%, 4/01/14	1,000,000	1,121,201
Viacom, Inc., Sr. Unsecured, 4.38%, 9/15/14	2,001,000	2,157,343
Viacom, Inc., Sr. Unsecured, 1.25%, 2/27/15	300,000	300,702
TOTAL MEDIA		$13,719,677

METALS & MINING – 1.0%
Vale Canada Ltd., Sr. Unsecured, 7.75%, 5/15/12	525,000	526,110
Xstrata Canada Corp., Company Guaranteed, 7.35%, 6/05/12	750,000	754,457

(Wilmington Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

54	PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	$710,000	$719,241
TOTAL METALS & MINING		$1,999,808

OFFICE/BUSINESS EQUIPMENT – 1.7%
Pitney Bowes, Inc., Sr. Unsecured, 3.88%, 6/15/13	1,000,000	1,027,169
Xerox Corp., Sr. Unsecured, 5.50%, 5/15/12	2,000,000	2,003,568
[1]Xerox Corp., Sr. Unsecured, 1.32%, 5/16/14	250,000	248,405
TOTAL OFFICE/BUSINESS EQUIPMENT		$3,279,142

OIL & GAS – 6.4%
Anadarko Petroleum Corp., Sr. Unsecured, 5.75%, 6/15/14	1,000,000	1,088,669
Chesapeake Energy Corp., Company Guaranteed, 7.63%, 7/15/13	1,000,000	1,040,000
Devon Energy Corp., Sr. Unsecured, 5.63%, 1/15/14	2,000,000	2,165,414
Diamond Offshore Drilling, Inc., Sr. Unsecured, 4.88%, 7/01/15	1,000,000	1,104,961
[6,7,12]Phillips 66, Company Guaranteed, 1.95%, 3/05/15	500,000	505,039
[1]Sempra Energy, Sr. Unsecured, 1.23%, 3/15/14	500,000	500,376
Tesoro Corp., Company Guaranteed, 6.25%, 11/01/12	1,000,000	1,025,000
Transocean, Inc., Company Guaranteed, 5.05%, 12/15/16	1,000,000	1,086,126
Valero Energy Corp., Company Guaranteed, 4.75%, 6/15/13	2,000,000	2,077,341
Valero Energy Corp., Company Guaranteed, 4.50%, 2/01/15	2,000,000	2,150,300
TOTAL OIL & GAS		$12,743,226

PHARMACEUTICALS – 1.5%
Abbott Laboratories, Sr. Unsecured, 2.70%, 5/27/15	257,000	272,715
McKesson Corp., Sr. Unsecured, 3.25%, 3/01/16	2,000,000	2,150,835
Mead Johnson Nutrition Co., Sr. Unsecured, 3.50%, 11/01/14	500,000	522,907
TOTAL PHARMACEUTICALS		$2,946,457

PIPELINES – 1.8%
Enterprise Products Operating LLC, Series G, Company Guaranteed, 5.60%, 10/15/14	1,000,000	1,108,810
Plains All American Pipeline LP / PAA Finance Corp., Company Guaranteed, 4.25%, 9/01/12	2,500,000	2,528,459
TOTAL PIPELINES		$3,637,269

Description	Par Value	Value

REAL ESTATE INVESTMENT TRUSTS (REIT) – 5.6%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 5.70%, 3/15/17	$1,000,000	$1,157,772
Boston Properties LP, Sr. Unsecured, 6.25%, 1/15/13	1,175,000	1,211,417
Boston Properties LP, Sr. Unsecured, 5.63%, 4/15/15	1,000,000	1,111,888
CommonWealth REIT, Sr. Unsecured, 5.75%, 2/15/14	1,000,000	1,037,060
HCP, Inc., Sr. Unsecured, 6.45%, 6/25/12	385,000	387,917
HCP, Inc., Sr. Unsecured, 2.70%, 2/01/14	500,000	508,533
Health Care REIT, Inc., Sr. Unsecured, 6.00%, 11/15/13	2,000,000	2,118,066
Simon Property Group LP, Sr. Unsecured, 5.10%, 6/15/15	1,325,000	1,466,575
Ventas Realty LP / Ventas Capital Corp., Company Guaranteed, 3.13%, 11/30/15	2,000,000	2,051,021
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$11,050,249

RETAIL – 3.3%
CVS Caremark Corp., Sr. Unsecured, 4.88%, 9/15/14	2,000,000	2,192,890
Home Depot, Inc., Sr. Unsecured, 5.25%, 12/16/13	2,000,000	2,154,081
Lowe’s Cos., Inc., Sr. Unsecured, 5.60%, 9/15/12	323,000	329,364
Staples, Inc., Company Guaranteed, 7.38%, 10/01/12	1,375,000	1,411,835
Wal-Mart Stores Pass-Through Trust 1994, Series A-2, Pass-Through Certificates, 8.85%, 1/02/15	416,165	462,464

TOTAL RETAIL		$6,550,634

SEMICONDUCTORS – 0.5%
Broadcom Corp., Sr. Unsecured, 1.50%, 11/01/13	1,000,000	1,014,616

SOFTWARE – 0.8%
Oracle Corp., Sr. Unsecured, 3.75%, 7/08/14	1,500,000	1,603,784

TELECOMMUNICATIONS – 2.9%
AT&T, Inc., Sr. Unsecured, 0.88%, 2/13/15	1,000,000	999,209
Cisco Systems, Inc., Sr. Unsecured, 2.90%, 11/17/14	2,000,000	2,121,953
Juniper Networks, Inc., Sr. Unsecured, 3.10%, 3/15/16	500,000	521,538
[1]Verizon Communications, Inc., Series FRN, Sr. Unsecured, 1.08%, 3/28/14	1,000,000	1,008,481
Verizon Communications, Inc., Sr. Unsecured, 4.35%, 2/15/13	1,000,000	1,027,342
TOTAL TELECOMMUNICATIONS		$5,678,523

(Wilmington Short-Term Corporate Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	55

Wilmington Short-Term Corporate Bond Fund (continued)

Description	Par Value/ Shares	Value

TRANSPORTATION – 2.4%
Federal Express Corp., Sr. Unsecured, 9.65%, 6/15/12	$2,600,000	$2,628,153
Ryder System, Inc., Sr. Unsecured, MTN, 3.15%, 3/02/15	2,000,000	2,077,801
TOTAL TRANSPORTATION		$4,705,954
TOTAL CORPORATE BONDS (COST $181,801,242)		$183,850,481

U.S. TREASURY – 2.6%

U.S. TREASURY NOTES – 2.6%
0.63%, 4/30/13	2,600,000	2,610,766
0.75%, 3/31/13	420,000	422,116
1.25%, 2/15/14	1,000,000	1,017,734
2.00%, 4/30/16	1,000,000	1,055,156
TOTAL U.S. TREASURY NOTES		$5,105,772
TOTAL U.S. TREASURY (COST $5,032,581)		$5,105,772

MONEY MARKET FUND – 0.0%**
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	3,169	3,169
TOTAL MONEY MARKET FUND (COST $3,169)		$3,169

REPURCHASE AGREEMENT – 0.2%
Credit Suisse First Boston LLC, 0.17%, dated 04/30/12, due 05/01/12, repurchase price $494,069, collateralized by a U.S. Treasury Security 3.13%, maturing 05/15/21; total market value of $507,360.	494,067	494,067
TOTAL REPURCHASE AGREEMENT (COST $494,067)		$494,067
TOTAL INVESTMENTS IN SECURITIES – 99.8% (COST $196,008,821)		$198,090,502

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%
Barclays Capital, Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $372,905, collateralized by U.S. Government Securities 3.00% to 5.00%, maturing 04/01/27 to 09/01/41; total market value of $380,362.	$372,903	$372,903
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $372,905, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $380,361.	372,903	372,903
Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $78,508, collateralized by U.S. Treasury Securities 0.25% to 4.00%, maturing 09/30/13 to 04/30/19; total market value of $80,078.	78,508	78,508
Goldman Sachs & Co., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $372,905, collateralized by U.S. Government Securities 3.50% to 5.50%, maturing 02/01/18 to 07/15/41; total market value of $380,361.	372,903	372,903
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $372,905, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $380,363.	372,903	372,903
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,570,120)		$1,570,120
TOTAL INVESTMENTS – 100.6% (COST $197,578,941)		$199,660,622
COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(1,570,120)
OTHER ASSETS LESS LIABILITIES – 0.2%		347,771
TOTAL NET ASSETS – 100.0%		$198,438,273

Cost of investments for Federal income tax purposes is $197,578,941. The net unrealized appreciation/(depreciation) of investments was $2,081,681. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,321,208 and net unrealized depreciation from investments for those securities having an excess of cost over value of $239,527.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

(Wilmington Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

56	PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Corporate Bond Fund (concluded)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Adjustable Rate Mortgage	$—	$67	$—	$67
Asset-Backed Securities	—	3,338,483	—	3,338,483
Collateralized Mortgage Obligations	—	4,298,474	—	4,298,474
Commercial Paper	—	999,989	—	999,989
Corporate Bonds	—	183,850,481	—	183,850,481
U.S. Treasury	—	5,105,772	—	5,105,772
Money Market Fund	3,169	—	—	3,169
Repurchase Agreements	—	2,064,187	—	2,064,187

Total	$3,169	$199,657,453	$—	$199,660,622

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

57

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short Duration Government Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Federal Home Loan Mortgage Corporation (FHLMC)	28.2%
Federal National Mortgage Association (FNMA)	27.3%
U.S. Treasury Note	13.1%
Government National Mortgage Association (GNMA)	11.6%
Diversified Financial Services	5.2%
Federal Farm Credit Bank (FFCB)	4.1%
Banks	3.7%
Inflation Indexed Notes	2.2%
Federal Home Loan Bank (FHLB)	1.4%
Whole Loan	1.3%
Transportation	0.4%
Healthcare Providers & Services	0.3%
Small Business Administration	0.3%
Facilities	0.2%
Development	0.1%
Housing	0.0%[4]
Cash Equivalents[1]	0.6%
Other Assets and Liabilities – Net[2]	0.0%[4]

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represent less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	28.6%
AA	4.8%
BB	1.3%
BBB	0.6%
Not Rated	0.6%
U.S. Government Agency Securities	48.8%
U.S. Treasuries	15.3%
Other Assets and Liabilities – Net[2]	0.0%[4]

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 34.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 13.8%
Series 1988-6, Class C, 9.05%, 6/15/19	$17,994	$20,161
Series 1989-112, Class I, 6.50%, 1/15/21	3,410	3,703
Series 1990-136, Class E, 6.00%, 4/15/21	9,089	9,851
Series 1990-141, Class D, 5.00%, 5/15/21	3,271	3,488
Series 1993-1577, Class PK, 6.50%, 9/15/23	139,609	156,925
Series 1993-1644, Class K, 6.75%, 12/15/23	120,070	134,347
Series 1994-1686, Class PJ, 5.00%, 2/15/24	24,416	26,116

Description	Par Value	Value

Series 2003-2590, Class NU, 5.00%, 6/15/17	$34,566	$34,703
Series 2003-2664, Class MA, 5.00%, 4/15/30	339,960	340,205
Series 2004-2747, Class HA, 4.00%, 10/15/13	33,668	33,787
Series 2004-2773, Class JD, 5.00%, 3/15/18	945,555	974,887
Series 2004-2786, Class PD, 4.50%, 1/15/18	947,068	970,301
Series 2004-2844, Class PV, 5.00%, 8/15/15	448,816	477,680
Series 2005-2931, Class QC, 4.50%, 1/15/19	1,000,000	1,035,907
Series 2005-2966, Class NC, 5.00%, 4/15/31	2,014,111	2,044,709
Series 2005-3062, Class LU, 5.50%, 10/15/16	3,979,345	4,349,998
Series 2005-3074, Class BG, 5.00%, 9/15/33	1,816,785	1,916,114
Series 2006-3116, Class PB, 5.00%, 6/15/29	169,374	170,171

(Wilmington Short Duration Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

58	PORTFOLIOS OF INVESTMENTS

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

Series 2006-R009, Class AJ, 5.75%, 12/15/18	$1,427,858	$1,456,473
Series 2007-3289, Class NC, 5.50%, 6/15/35	3,593,880	3,688,039
Series 2008-3481, Class BA, 5.00%, 8/15/34	1,043,504	1,063,653
Series 2009-3610, Class AB, 1.40%, 12/15/14	1,130,402	1,138,231
Series 2011-3871, Class PA, 4.00%, 1/15/41	4,059,012	4,105,309
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$24,154,758

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 8.4%
Series 1993-113, Class PK, 6.50%, 7/25/23	87,343	96,550
Series 1993-127, Class H, 6.50%, 7/25/23	82,421	91,029
Series 1993-202, Class J, 6.50%, 11/25/23	45,487	50,487
Series 1994-3, Class PL, 5.50%, 1/25/24	80,364	87,484
Series 1994-55, Class H, 7.00%, 3/25/24	95,478	106,955
Series 2002-52, Class QA, 6.00%, 7/18/32	48,921	54,213
Series 2003-113, Class PD, 4.00%, 2/25/17	331,425	334,320
Series 2003-122, Class OK, 4.00%, 6/25/17	354,229	358,296
Series 2003-45, Class AB, 3.75%, 5/25/33	48,765	50,210
Series 2003-64, Class BD, 5.00%, 3/25/30	107,643	108,995
Series 2003-74, Class VA, 5.50%, 7/25/14	1,995,755	2,078,773
Series 2003-80, Class BA, 5.00%, 5/25/31	174,496	177,998
Series 2003-80, Class CD, 5.00%, 4/25/30	159,943	162,609
Series 2003-84, Class GD, 4.50%, 3/25/17	240,493	243,575
Series 2004-52, Class ND, 4.50%, 5/25/29	211,917	212,842
Series 2004-96, Class QB, 5.00%, 2/25/32	406,072	415,120
Series 2005-30, Class UD, 5.00%, 8/25/30	3,247,705	3,285,810
Series 2005-87, Class PC, 5.00%, 2/25/27	24,748	24,751
Series 2007-26, Class C, 5.50%, 3/25/33	1,448,327	1,502,731
[14]Series 2008-74, Class AD, 5.00%, 4/25/37	356,337	359,053
Series 2011-81, Class PA, 3.50%, 8/25/26	4,634,091	4,882,077
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$14,683,878

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 11.2%
Series 2003-10, Class PV, 5.50%, 1/20/14	2,350,545	2,434,547
Series 2004-65, Class PA, 4.50%, 9/20/32	35,628	35,639
[14]Series 2005-20, Class VA, 5.00%, 6/16/16	3,014,918	3,041,535
Series 2005-44, Class PC, 5.00%, 12/20/33	2,402,375	2,571,578
Series 2010-17, Class K, 4.00%, 3/16/22	7,608,421	8,030,626
Series 2010-91, Class PA, 3.00%, 8/20/31	3,528,450	3,572,788
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$19,686,713

WHOLE LOAN – 1.3%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.00%, 2/25/34	423,619	375,937
[1]Banc of America Mortgage Securities, Inc., Series 2004-B, Class 2A1, 3.05%, 3/25/34	358,122	327,829

Description	Par Value	Value

[1]Indymac INDA Mortgage Loan Trust Series 2005-AR1, Class 2A1, 5.06%, 11/25/35	$1,940,067	$1,562,078
TOTAL WHOLE LOAN		$2,265,844
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $60,976,611)		$60,791,193

CORPORATE BONDS – 9.2%

BANKS – 3.7%
Ally Financial, Inc., FDIC Guaranteed, 2.20%, 12/19/12	5,000,000	5,061,899
First Tennessee Bank N.A., Subordinated, BKNT, 4.63%, 5/15/13	1,000,000	1,028,494
U.S. Bank N.A., Sr. Unsecured, MTN, 5.92%, 5/25/12	305,922	306,972
TOTAL BANKS		$6,397,365

DIVERSIFIED FINANCIAL SERVICES – 5.2%
Citigroup Funding, Inc., FDIC Guaranteed, 1.88%, 10/22/12	5,000,000	5,039,320
[2]Sallie Mae, Inc., Sr. Unsecured, 4.34%, 10/03/22	5,595,000	4,150,606
TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,189,926

HEALTHCARE PROVIDERS & SERVICES – 0.3%
Howard Hughes Medical Institute, Sr. Unsecured, 3.45%, 9/01/14	500,000	534,132
TOTAL CORPORATE BONDS (COST $15,445,448)		$16,121,423

GOVERNMENT AGENCIES – 25.2%

FEDERAL FARM CREDIT BANK (FFCB) – 4.1%
4.50%, 10/17/12	7,000,000	7,140,767

FEDERAL HOME LOAN BANK (FHLB) – 1.4%
Series 656 5.38%, 5/18/16	2,000,000	2,373,789

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 11.6%
0.63%, 12/29/14	3,000,000	3,016,005
0.63%, 11/08/13	5,000,000	5,001,266
1.00%, 3/08/17	3,000,000	3,001,729
2.00%, 8/25/16	1,000,000	1,048,885
4.75%, 1/19/16	1,000,000	1,151,794
4.88%, 6/13/18	2,000,000	2,417,250
5.13%, 10/18/16	2,000,000	2,370,008
5.25%, 4/18/16	2,000,000	2,349,535
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$20,356,472

(Wilmington Short Duration Government Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 7.4%
[1]4.18%, 6/10/20	$5,000,000	$5,452,500
Sr. Subordinated 5.25%, 8/01/12	7,500,000	7,595,243
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$13,047,743

HOUSING – 0.0%**
[10]Federal Housing Administration, Project Pass-Through Certificate, 7.43%, 4/01/22	35,340	34,986
U.S. Department of Housing and Urban Development, U.S. Government Guaranteed, Series 96-A, 7.66%, 8/01/15	3,455	3,509
TOTAL HOUSING		$38,495

SMALL BUSINESS ADMINISTRATION – 0.3%
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-C, 6.70%, 3/01/16	38,108	41,151
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-L, 6.70%, 12/01/16	131,085	139,580
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-K, 6.95%, 11/01/16	300,708	330,576
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1997-E, 7.30%, 5/01/17	8,213	8,973
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1999-I, 7.30%, 9/01/19	11,593	12,819
TOTAL SMALL BUSINESS ADMINISTRATION		$533,099

TRANSPORTATION – 0.4%
Vessel Management Services, Inc., U.S. Government Guaranteed, 6.75%, 7/15/25	552,000	678,437
TOTAL GOVERNMENT AGENCIES (COST $41,750,618)		$44,168,802

MORTGAGE-BACKED SECURITIES – 14.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.8%
Pool 287773, 7.50%, 3/01/17	1,018	1,073
Pool 538733, 9.00%, 9/01/19	330	381
Pool A18401, 6.00%, 2/01/34	1,220,275	1,361,407
Pool C78010, 5.50%, 4/01/33	2,005,526	2,203,091
Pool C80328, 7.50%, 7/01/25	61,826	71,599
Pool E00540, 6.00%, 3/01/13	38,145	38,971
Pool G01425, 7.50%, 5/01/32	142,295	164,966
Pool G01831, 6.00%, 5/01/35	483,616	539,550
Pool G12709, 5.00%, 7/01/22	469,483	509,111
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$4,890,149

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 11.5%
Pool 202957, 8.00%, 8/01/21	$5,907	$6,706
Pool 252439, 6.50%, 5/01/29	67,912	77,613
Pool 255933, 5.50%, 11/01/35	590,114	647,124
Pool 323419, 6.00%, 12/01/28	125,806	140,732
Pool 334593, 7.00%, 5/01/24	93,842	107,401
Pool 39862, 9.75%, 9/01/17	8,136	9,353
Pool 436746, 6.50%, 8/01/28	72,105	82,179
Pool 440401, 6.50%, 8/01/28	274,708	313,090
Pool 485678, 6.50%, 3/01/29	121,993	139,343
Pool 494375, 6.50%, 4/01/29	30,333	34,666
Pool 545051, 6.00%, 9/01/29	216,889	242,486
Pool 604867, 7.00%, 1/01/25	85,133	96,462
Pool 625596, 7.00%, 2/01/32	40,861	46,758
Pool 725418, 6.50%, 5/01/34	344,381	393,573
Pool 763704, 5.00%, 4/01/34	938,577	1,021,548
Pool 833143, 5.50%, 9/01/35	2,141,574	2,358,441
Pool 843323, 5.50%, 10/01/35	310,194	340,162
Pool AB1796, 3.50%, 11/01/40	910,702	946,504
Pool AB3417, 4.00%, 8/01/41	2,191,046	2,320,888
Pool AE2520, 3.00%, 1/01/26	841,851	880,015
Pool MA0921, 3.00%, 12/01/21	9,405,924	9,946,960
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$20,152,004

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.4%
Pool 1061, 9.00%, 4/20/23	19,254	22,646
Pool 146927, 9.00%, 9/15/16	2,088	2,124
Pool 1886, 9.00%, 10/20/24	2,865	3,355
Pool 188603, 9.00%, 11/15/16	7,589	8,779
Pool 208196, 9.00%, 2/15/17	11,526	13,333
Pool 306066, 8.50%, 7/15/21	6,583	7,719
Pool 307983, 8.50%, 7/15/21	19,516	22,883
Pool 341948, 8.50%, 1/15/23	13,850	16,071
Pool 346572, 7.00%, 5/15/23	20,647	23,772
Pool 484269, 7.00%, 9/15/28	51,921	60,285
Pool 581522, 6.00%, 5/15/33	261,736	298,857
Pool 592505, 6.00%, 4/15/33	215,320	244,646
Pool 780440, 8.50%, 11/15/17	2,563	2,950
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$727,420
TOTAL MORTGAGE-BACKED SECURITIES (COST $24,573,251)		$25,769,573

(Wilmington Short Duration Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

60	PORTFOLIOS OF INVESTMENTS

Wilmington Short Duration Government Bond Fund (continued)

Description	Par Value	Value

MUNICIPAL BONDS – 0.3%

DEVELOPMENT – 0.1%
Miami FL, Rent Revenue, Series 1998 (Lease payments guaranteed by U.S. Government), 8.65%, 7/01/19	$130,000	$170,957

FACILITIES – 0.2%
Tacoma City, WA, Lease Revenue Bonds, (Lease payments guaranteed by U.S. Government), 8.20%, 9/15/13	300,000	313,170
TOTAL MUNICIPAL BONDS (COST $463,713)		$484,127

U.S. TREASURY – 15.3%

INFLATION INDEXED NOTES – 2.2%
1.13%, 1/15/21	1,100,000	1,312,052
2.00%, 1/15/14	2,000,000	2,615,346
TOTAL INFLATION INDEXED NOTES		$3,927,398

U.S. TREASURY NOTE – 13.1%
0.25%, 10/31/13	2,300,000	2,300,539
0.50%, 10/15/13	6,700,000	6,725,648

Description	Par Value/ Shares	Value

1.25%, 10/31/15	$425,000	$436,024
1.75%, 10/31/18	2,000,000	2,070,000
2.13%, 8/15/21	2,000,000	2,050,625
2.25%, 7/31/18	1,000,000	1,067,656
3.13%, 8/31/13	8,000,000	8,306,875
TOTAL U.S. TREASURY NOTE		$22,957,367
TOTAL U.S. TREASURY (COST $26,429,117)		$26,884,765

MONEY MARKET FUND – 0.6%
[8]Dreyfus Government Cash Management Fund, Institutional Shares, 0.00%	992,504	992,504
TOTAL MONEY MARKET FUND (COST $992,504)		$992,504
TOTAL INVESTMENTS – 100.0% (COST $170,631,262)		$175,212,387
OTHER LIABILITIES LESS ASSETS – 0.0%**		(33,534)
TOTAL NET ASSETS – 100.0%		$175,178,853

Cost of investments for Federal income tax purposes is $170,675,592. The net unrealized appreciation/(depreciation) of investments was $4,536,795. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,644,499 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,107,704.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Collateralized Mortgage Obligations	$—	$60,791,193	$—	$60,791,193
Corporate Bonds	—	16,121,423	—	16,121,423
Government Agencies	—	44,133,816	34,986	44,168,802
Mortgage-Backed Securities	—	25,769,573	—	25,769,573
Municipal Bonds	—	484,127	—	484,127
U.S. Treasury	—	26,884,765	—	26,884,765
Money Market Fund	992,504	—	—	992,504

Total	$992,504	$174,184,897	$34,986	$175,212,387

The security in Level 3 in the table above was considered a Level 3 security because it was fair valued under procedures adopted by the Board of Trustees at April 30, 2012. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news. There were no changes in the valuation techniques used since the April 30, 2011 annual report for this security.

(Wilmington Short Duration Government Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	61

Wilmington Short Duration Government Bond Fund (concluded)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Balance as of 4/30/2011	$—
Realized gain (loss)	64
Change in unrealized appreciation (depreciation)	3,799
Net purchases (sales)	31,123
Transfers in and/or out of Level 3	—

Balance as of 4/30/2012	$34,986

Net change in unrealized appreciation/(depreciation) for investments still held as of 4/30/2012	$3,799

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

62

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Dedicated Tax	18.6%
Lease	15.0%
School District	13.7%
General Obligation	11.8%
Medical	10.8%
Water	8.6%
Higher Education	8.0%
Airport	2.4%
Pre-Refunded/Escrow	2.3%
Power	1.5%
Transportation	1.4%
Water & Sewer	1.3%
Education	0.2%
Cash Equivalents[1]	6.3%
Other Assets and Liabilities – Net[2]	(1.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	25.2%
AA	46.5%
BBB	23.1%
BB	0.8%
Not Rated	6.3%
Other Assets and Liabilities – Net[2]	(1.9)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

MUNICIPAL BONDS – 95.6%

ALABAMA – 0.8%

MEDICAL – 0.8%
University of Alabama, Hospital Revenue, Refunding Bonds, (Series A), 5.75%, 5/07/12	$1,000,000	$1,150,220
TOTAL ALABAMA		$1,150,220

ARIZONA – 3.9%

DEDICATED TAX – 0.8%
Mesa, AZ, Highway Revenue Bonds, (Series A), 5.00%, 7/01/19	1,000,000	1,118,640

LEASE – 0.7%
Tucson, AZ, Certificate Participation Bonds, (Series A), (National Reinsurance), 5.00%, 7/01/21	1,000,000	1,087,820

Description	Par Value	Value

WATER – 2.4%
Arizona State, Water Infrastructure Finance Authority, Revenue Bonds, (Series A), 5.00%, 10/01/23	$3,000,000	$3,534,270
TOTAL ARIZONA		$5,740,730

CALIFORNIA – 6.8%

AIRPORT – 1.1%
[5]San Francisco, CA, City & County Airports Commission, Revenue Bonds, AMT, (Series A), (AMBAC)/(SFO Fuel Co. LLC, OBG), 5.25%, 1/01/19	1,540,000	1,542,695

GENERAL OBLIGATIONS – 0.4%
California State, GO Unlimited Bonds, 5.00%, 9/01/19	500,000	602,165

(Wilmington Municipal Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	63

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

LEASE – 3.1%
Sacramento, CA, City Financing Authority, Refunding Revenue Bonds, (Series B), 5.40%, 11/01/20	$4,000,000	$4,595,040

MEDICAL – 2.2%
California State, Health Facilities Financing Authority, Revenue Bonds, (Series H), (Catholic Healthcare West, OBG), 5.13%, 7/01/22	875,000	948,273
California State, Statewide Communities Development Authority, Revenue Bonds, (Series E-1), 5.00%, 6/01/12	2,000,000	2,317,220
TOTAL MEDICAL		$3,265,493
TOTAL CALIFORNIA		$10,005,393

COLORADO – 3.8%

DEDICATED TAX – 0.8%
Grand Junction, CO, Refunding Revenue Bonds, 5.00%, 3/01/16	1,000,000	1,155,140

WATER – 3.0%
Colorado State, Water Resources & Power Development Authority, Refunding Revenue Bonds, (Series A), 5.00%, 9/01/22	4,000,000	4,379,680
TOTAL COLORADO		$5,534,820

GEORGIA – 4.4%

DEDICATED TAX – 1.3%
Georgia State, Road & Tollway Authority, Refunding Revenue Bonds, (Series B), (State GTD), 5.00%, 10/01/19	1,500,000	1,892,520

GENERAL OBLIGATIONS – 1.6%
Georgia State, GO Unlimited, Refunding Revenue Bonds, (Series C), 5.00%, 7/01/21	2,000,000	2,367,240

HIGHER EDUCATION – 1.5%
Fulton County Development Authority, GA, Refunding Revenue Bonds, (Series A), (Georgia Technology Foundation Inc., OBG), 5.25%, 11/01/24	1,750,000	2,260,073
TOTAL GEORGIA		$6,519,833

ILLINOIS – 6.2%

DEDICATED TAX – 3.1%
Illinois State, Sales Tax Revenue Bonds, 5.00%, 6/15/19	1,195,000	1,289,142
Illinois State, Sales Tax Revenue Bonds, (National Reinsurance FGIC), 6.00%, 6/15/26	2,500,000	3,294,075
TOTAL DEDICATED TAX		$4,583,217

SCHOOL DISTRICT – 3.1%
Chicago Board of Education, IL, GO Unlimited Bonds, (Series B), (AMBAC), 5.00%, 12/01/21	1,000,000	1,084,680
Chicago Board of Education, IL, GO Unlimited Bonds, (Series D), (AGM), 5.00%, 12/01/21	3,000,000	3,399,570
TOTAL SCHOOL DISTRICT		$4,484,250
TOTAL ILLINOIS		$9,067,467

Description	Par Value	Value

INDIANA – 1.6%

MEDICAL – 1.6%
Indiana State, Finance Authority Health System, Refunding Revenue Bonds, (Series C), (Franciscan Alliance Inc., OBG), 5.00%, 11/01/21	$2,000,000	$2,279,060
TOTAL INDIANA		$2,279,060

LOUISIANA – 0.8%

HIGHER EDUCATION – 0.8%
Louisiana State, Public Facilities Authority, Revenue Bonds, (Loyola University, OBG), 5.00%, 10/01/19	1,000,000	1,188,280
TOTAL LOUISIANA		$1,188,280

MASSACHUSETTS – 4.9%

DEDICATED TAX – 3.3%
Massachusetts Bay, MA, Transportation Authority, Sales Tax Refunding Revenue Bonds, (Series C), 5.50%, 7/01/23	2,000,000	2,621,420
Massachusetts State, School Building Authority, Sales Tax Revenue Bonds, (Series A), (AGM), 5.00%, 8/15/21	2,000,000	2,266,740
TOTAL DEDICATED TAX		$4,888,160

LEASE – 0.3%
Massachusetts State, Development Finance Agency, Lease Revenue Bonds, (Visual & Performing Arts Project), 6.00%, 8/01/16	310,000	369,870

WATER & SEWER – 1.3%
Massachusetts State, Water Resources Authority, Revenue Bonds, (Series B), (AGM), 5.25%, 8/01/27	1,500,000	1,919,520
TOTAL MASSACHUSETTS		$7,177,550

MICHIGAN – 2.4%

MEDICAL – 1.2%
Michigan State, Hospital Finance Authority, Refunding Revenue Bonds, (Series A), (Hospital Oakwood, OBG), 5.00%, 7/15/21	1,600,000	1,737,728

SCHOOL DISTRICT – 0.8%
Ann Arbor School District, MI, GO Unlimited, Refunding Revenue Bonds, (Q-SBLF), 5.00%, 5/01/17	1,000,000	1,191,270

WATER – 0.4%
Detroit, MI, Water Supply System Revenue Bonds, (Series A), (AGM), 5.00%, 7/01/23	550,000	585,348
TOTAL MICHIGAN		$3,514,346

MISSOURI – 1.5%

LEASE – 1.5%
Saint Louis Municipal Finance Corp., MO, Refunding Revenue Bonds, (Leasehold Revenue Refunded City Justice Center), 5.00%, 2/15/17	1,890,000	2,145,944
TOTAL MISSOURI		$2,145,944

(Wilmington Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

64	PORTFOLIOS OF INVESTMENTS

Description	Par Value	Value

NEVADA – 4.7%

DEDICATED TAX – 1.6%
Clark County, NV, Highway Improvement, Motor Vehicle Fuel Tax, Refunding Revenue Bonds, 5.00%, 7/01/18	$2,000,000	$2,394,680

GENERAL OBLIGATIONS – 2.3%
Clark County, NV, GO Limited Bonds, (AMBAC), 5.00%, 11/01/25	1,000,000	1,120,230
Las Vegas Valley, NV, Water District, GO Limited Bonds, (Series A), (AGM), 5.00%, 6/01/20	2,000,000	2,278,880
TOTAL GENERAL OBLIGATIONS		$3,399,110

SCHOOL DISTRICT – 0.8%
Washoe County, NV, School District, GO Limited, Refunding Revenue Bonds, (Series A), 4.00%, 6/01/18	1,000,000	1,137,830
TOTAL NEVADA		$6,931,620

NEW JERSEY – 4.9%

HIGHER EDUCATION – 0.6%
New Jersey State, Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Stevens Institution of Technology, OBG), 5.00%, 7/01/19	775,000	847,517

LEASE – 4.3%
New Jersey Economic Development Authority, Refunding Revenue Bonds, (Series W), (School Facilities Construction), (AGM), 5.00%, 3/01/18	3,000,000	3,557,280
New Jersey Economic Development Authority, Revenue Bonds, (Series N-1), (School Facilities Construction), (AGM), 5.50%, 9/01/25	2,250,000	2,829,892
TOTAL LEASE		$6,387,172
TOTAL NEW JERSEY		$7,234,689

NEW YORK – 10.3%

DEDICATED TAX – 5.0%
New York City, NY, Transitional Finance Authority, Future Tax Secured Revenue, Refunding Revenue Bonds, (Subseries E), 5.00%, 11/01/22	4,125,000	5,032,789
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds, (Series B), (AMBAC), 5.50%, 3/15/25	1,750,000	2,332,837
TOTAL DEDICATED TAX		$7,365,626

GENERAL OBLIGATIONS – 1.4%
New York City, NY, GO Unlimited Bonds, (Series D1), 5.00%, 12/01/21	1,000,000	1,167,700
New York City, NY, GO Unlimited Bonds, (Series E-1), 6.00%, 10/15/23	750,000	922,125
TOTAL GENERAL OBLIGATIONS		$2,089,825

LEASE – 3.2%
Erie County, NY, IDA, School Facility, Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 5/01/18	1,000,000	1,195,700

Description	Par Value	Value

New York State Urban Development Corp., State Personal Income Tax Revenue Bonds, (Series A-1), (AMBAC), 5.00%, 12/15/18	$3,000,000	$3,444,300
TOTAL LEASE		$4,640,000

TRANSPORTATION – 0.7%
New York State Thruway Authority, Revenue Bonds, (Series F), (AMBAC), 5.00%, 1/01/25	1,000,000	1,080,430
TOTAL NEW YORK		$15,175,881

NORTH CAROLINA – 1.1%

WATER – 1.1%
Charlotte, NC, Water & Sewer System, Refunding Revenue Bonds, 5.00%, 12/01/19	1,250,000	1,577,612
TOTAL NORTH CAROLINA		$1,577,612

OHIO – 7.6%

DEDICATED TAX – 1.2%
Hamilton County, OH, Sales Tax Revenue Bonds, (Series A), (AMBAC), 5.00%, 12/01/17	1,500,000	1,743,165

GENERAL OBLIGATIONS – 2.4%
Akron, OH, GO Limited, (AMBAC), 5.00%, 12/01/24	1,000,000	1,111,440
Akron-Summit County, OH, Public Library, GO Unlimited, Refunding Revenue Bonds, 5.00%, 12/01/20	1,960,000	2,371,522
TOTAL GENERAL OBLIGATIONS		$3,482,962

PRE-REFUNDED/ESCROW – 2.3%
Ohio State Water Development Authority, Water Pollution Control Revenue Bonds, (Series B), (PRF to 6/1/15), 5.00%, 6/01/18	2,340,000	2,658,357
Ohio State Water Development Authority, Water Pollution Control Revenue Bonds, (Series B), (RRF to 6/1/15), 5.00%, 6/01/18	660,000	749,793
TOTAL PRE-REFUNDED/ESCROW		$3,408,150

WATER – 1.7%
Ohio State, Water Development Authority, Refunding Revenue Bonds, (Series C), (Water Pollution Center), 5.00%, 12/01/20	2,000,000	2,531,920
TOTAL OHIO		$11,166,197

PENNSYLVANIA – 5.5%

EDUCATION – 0.2%
Philadelphia, PA, Authority For Industrial Development, Refunding Revenue Bonds, (Series A), (The Bayer School Foundation, OBG), 4.90%, 5/01/17	280,000	284,665

GENERAL OBLIGATIONS – 0.7%
Philadelphia, PA, GO Unlimited Bonds, (CIFG), 5.00%, 8/01/23	1,000,000	1,054,530

MEDICAL – 1.2%
Allegheny County, PA, Hospital Development Authority, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,430,000	1,689,731

(Wilmington Municipal Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

Wilmington Municipal Bond Fund (continued)

PORTFOLIOS OF INVESTMENTS	65

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 2.7%
Hamburg, PA, Area School District, GO Unlimited, Refunding Revenue Notes, (Series A), (AGM State Aid Withholding), 5.50%, 4/01/24	$2,405,000	$2,856,755
Hempfield, PA, Area School District, Westmoreland County, GO Limited Bonds, (AGM State Aid Withholding), 5.25%, 3/15/25	1,000,000	1,170,490
TOTAL SCHOOL DISTRICT		$4,027,245

TRANSPORTATION – 0.7%
Delaware River, PA, Joint Toll Bridge Commission, Refunding Revenue Bonds, 5.00%, 7/01/22	1,000,000	1,030,070
TOTAL PENNSYLVANIA		$8,086,241

SOUTH CAROLINA – 0.9%

GENERAL OBLIGATIONS – 0.9%
South Carolina State, GO Unlimited, Refunding Revenue Bonds, (Series A), (SCSDE), 5.00%, 4/01/22	1,000,000	1,274,370
TOTAL SOUTH CAROLINA		$1,274,370

TENNESSEE – 1.3%

GENERAL OBLIGATIONS – 1.3%
Metropolitan Government of Nashville & Davidson County, TN, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/01/17	1,610,000	1,939,052
TOTAL TENNESSEE		$1,939,052

TEXAS – 11.4%

AIRPORT – 1.3%
[5]Dallas-Fort Worth International Airport, TX, Revenue Bonds, AMT, (Series A), (National Reinsurance FGIC), 6.00%, 11/01/28	1,960,000	1,967,801

MEDICAL – 3.8%
Tarrant County, TX, Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, (Series A), (Texas Health Resources, OBG), 5.00%, 2/15/21	5,000,000	5,568,400

SCHOOL DISTRICT – 6.3%
Lewisville, TX, Independent School District, GO Unlimited Bonds, (PSF-GTD), 5.00%, 8/15/17	1,000,000	1,171,470
San Antonio Independent School District, TX, GO Unlimited Bonds, (PSF-GTD), 5.00%, 8/15/21	5,000,000	5,679,050
Spring Independent School District, TX, GO Unlimited Bonds, (Series A), (PSF-GTD), 5.00%, 8/15/16	2,000,000	2,355,800
TOTAL SCHOOL DISTRICT		$9,206,320
TOTAL TEXAS		$16,742,521

Description	Par Value/ Shares	Value

VIRGINIA – 5.1%

HIGHER EDUCATION – 5.1%
Virginia State, College Building Authority, Educational Facilities Revenue Bonds, (Series A), (Public Higher Education Financing, OBG), 5.00%, 9/01/19	$6,000,000	$7,471,500
TOTAL VIRGINIA		$7,471,500

WASHINGTON – 5.7%

DEDICATED TAX – 1.5%
Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (National Reinsurance FGIC), 5.25%, 2/01/21	1,750,000	2,208,710

GENERAL OBLIGATIONS – 0.8%
King County, WA, GO Unlimited Bonds, (Series B), (Harborview Medical Center), (AGM), 5.00%, 6/01/22	1,000,000	1,087,150

LEASE – 1.9%
Washington State, Economic Development Finance Authority, Lease Revenue Bonds, (National Reinsurance)/(Washington Biomedical, OBG) 5.00%, 6/01/23	1,510,000	1,651,562
5.25%, 6/01/21	1,000,000	1,106,020
TOTAL LEASE		$2,757,582

POWER – 1.5%
Klickitat County Public Utility District No. 1, WA, Refunding Revenue Bonds, (Series B), (National-Reinsurance, FGIC), 5.25%, 12/01/22	2,000,000	2,238,900
TOTAL WASHINGTON		$8,292,342
TOTAL MUNICIPAL BONDS (COST $132,826,660)		$140,215,668

MONEY MARKET FUND – 6.3%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%	9,307,931	9,307,931
TOTAL MONEY MARKET FUND (COST $9,307,931)		$9,307,931
TOTAL INVESTMENTS – 101.9% (COST $142,134,591)		$149,523,599
OTHER LIABILITIES LESS ASSETS – (1.9%)		(2,806,892)
TOTAL NET ASSETS – 100.0%		$146,716,707

(Wilmington Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

66	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $142,134,591. The net unrealized appreciation/(depreciation) of investments was $7,389,008. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,405,678 and net unrealized depreciation from investments for those securities having an excess of cost over value of $16,670.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$140,215,668	$—	$140,215,668
Money Market Fund	9,307,931	—	—	9,307,931

Total	$9,307,931	$140,215,668	$—	$149,523,599

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

67

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Maryland Municipal Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
General Obligation	33.1%
Medical	17.4%
Pre-Refunded/Escrow	13.0%
Transportation	10.6%
Higher Education	6.3%
Lease	5.0%
Continuing Care	3.7%
Not-For-Profit	2.0%
Water & Sewer	1.9%
Education	1.3%
Dedicated Tax	0.8%
Housing	0.0%[4]
Cash Equivalents[1]	6.0%
Other Assets and Liabilities – Net[2]	(1.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represent less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	23.7%
AA	39.8%
A	12.9%
BBB	11.8%
BB	0.5%
Not Rated	12.4%
Other Assets and Liabilities – Net[2]	(1.1)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

MUNICIPAL BONDS – 95.1%

MARYLAND – 92.0%

CONTINUING CARE – 3.7%
Baltimore County, MD, Revenue Bonds, (Series A), (Oak Crest Village, Inc.), 5.00%, 1/01/22	$1,200,000	$1,268,124
Maryland State Health & Higher Educational Facilities Authority, (Hebrew Home of Greater Washington)/(Landow House, Inc.), 5.80%, 1/01/32	2,135,000	2,137,882
Maryland State Health & Higher Educational Facilities Authority, (Series B), (Peninsula United Methodist), 5.25%, 10/01/13	1,000,000	673,060
TOTAL CONTINUING CARE		$4,079,066

Description	Par Value	Value

DEDICATED TAX – 0.8%
Montgomery County, MD, Revenue Bonds, (Series A), (Department of Liquor Controls), 5.00%, 4/01/29	$555,000	$621,123
Montgomery County, MD, Special Obligation, Special Tax, (Series A), (Radian), 5.38%, 7/01/20	250,000	253,060
TOTAL DEDICATED TAX		$874,183

EDUCATION – 1.3%
[11]Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2006), (Washington Christian Academy), 5.50%, 7/01/38	1,000,000	399,990
Maryland State IDFA, Economic Development Revenue Bonds, (Series 2005A), (Our Lady of Good Counsel High School), 6.00%, 5/01/35	1,000,000	1,020,860
TOTAL EDUCATION		$1,420,850

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ANNUAL REPORT  /  April 30, 2012

68	PORTFOLIOS OF INVESTMENTS

Wilmington Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

GENERAL OBLIGATIONS – 33.1%
[5]Anne Arundel County, MD, GO Limited Bonds, AMT, 5.50%, 9/01/15	$500,000	$501,590
Anne Arundel County, MD, GO Limited Bonds, General Improvements, 4.50%, 3/01/25	2,000,000	2,198,320
Anne Arundel County, MD, GO Limited, Refunding Bonds, 5.00%, 3/01/16	495,000	513,652
Anne Arundel County, MD, Refunding Revenue Bonds, (National Business Park Project)/(County Guaranty), 5.13%, 7/01/28	2,200,000	2,369,070
Baltimore County, MD, GO Unlimited, Refunding Revenue Bonds, 4.00%, 8/01/27	1,000,000	1,094,710
Cecil County, MD, GO Unlimited, Refunding Revenue Bonds, 5.00%, 11/01/23	2,590,000	3,271,766
Frederick County, MD, GO Unlimited Bonds, 5.25%, 11/01/19	1,500,000	1,908,480
Frederick County, MD, GO Unlimited Refunding Bonds, (Series A), 5.25%, 7/01/13	1,425,000	1,466,482
Frederick County, MD, Public Improvements, GO Unlimited Bonds, (Series A), 4.75%, 3/01/28	610,000	704,233
Harford County, MD, GO Unlimited Bonds, (Series A), 3.00%, 1/15/27	2,005,000	2,020,960
Harford County, MD, Public Improvements, GO Unlimited Bonds, 4.00%, 7/01/20	2,000,000	2,350,520
Howard County, MD, GO Unlimited Bonds, (Series A), 4.00%, 2/15/24	1,475,000	1,638,459
Howard County, MD, GO Unlimited, Refunding Bonds, (Series B), 5.00%, 8/15/18	2,500,000	3,098,625
Maryland State Community Development Administration, Revenue Bonds, (Series A), (National Reinsurance), 5.00%, 6/01/21	40,000	40,506
Maryland State, GO Unlimited Bonds, 5.00%, 7/15/17	2,725,000	3,304,580
MarylandState, State & Local Facilities Loan, GO Unlimited, Refunding Revenue Bonds, (Series C), 5.00%, 11/01/18	2,000,000	2,491,900
Montgomery County, MD, GO Unlimited, Refunding Notes, (Series A), 5.00%, 7/01/22	2,000,000	2,432,360
Prince Georges County, MD, GO Limited Bonds, (Series A), 5.00%, 9/15/27	2,570,000	3,113,015
Queen Anne’s County, MD, (National Reinsurance), 5.00%, 11/15/16	1,000,000	1,146,480
Washington Suburban Sanitation District, MD, GO Unlimited Bonds, 6.00%, 6/01/18	1,000,000	1,288,430
TOTAL GENERAL OBLIGATIONS		$36,954,138

HIGHER EDUCATION – 6.3%
Maryland State Economic Development Corp., Revenue Bonds, Morgan State University Project, (Series A), 6.00%, 7/01/22	500,000	506,530
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Maryland Institute College of Art), 5.00%, 6/01/36	1,900,000	1,930,590

Description	Par Value	Value

St. Mary’s College of Maryland, Academic & Auxiliary Fee, Revenue Bonds, (Subseries A), (AMBAC), 4.50%, 9/01/30	$2,250,000	$2,309,827
University System, MD, Auxiliary Facility & Tuition Revenue Bonds, (Series A), 4.00%, 4/01/16	2,000,000	2,250,160
TOTAL HIGHER EDUCATION		$6,997,107

HOUSING – 0.0%**
[5]Prince Georges County, MD, Housing Authority, Single Family Mortgage, AMT, (Series A), (GNMA)/(FNMA)/(FHLMC), 5.55%, 12/01/33	5,000	5,142

LEASE – 5.0%
Maryland State Economic Development Corp., Lease Refunding Revenue Bonds, (Dept. Transaction Headquarters), 4.00%, 6/01/21	2,570,000	2,984,412
Maryland State, Economic Development Corp., Lease Revenue Bonds, 5.00%, 6/01/19	1,000,000	1,225,470
Montgomery County, MD, Revenue Authority Lease, Revenue Bonds, 5.00%, 4/01/13	1,330,000	1,387,350
TOTAL LEASE		$5,597,232

MEDICAL – 17.4%
Maryland State Health & Higher Educational Facilities Authority, (Carroll County, MD General Hospital), 6.00%, 7/01/37	2,250,000	2,257,020
Maryland State Health & Higher Educational Facilities Authority, (Frederick Memorial Hospital), 5.00%, 7/01/22	3,000,000	3,006,150
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Suburban Hospital), 5.50%, 7/01/16	600,000	646,278
Maryland State Health & Higher Educational Facilities Authority, (Series B), (University of Maryland Medical System)/(AMBAC INS), 5.00%, 7/01/15	1,740,000	1,806,677
Maryland State Health & Higher Educational Facilities Authority, (University of Maryland Medical System), 5.00%, 7/01/12	355,000	357,882
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Baltimore Medical Center), 5.00%, 7/01/25	1,015,000	1,137,825
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series C), (Upper Chesapeake Medical Center), 5.50%, 1/01/28	2,500,000	2,711,475
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Health System, OBG) 5.00%, 7/01/19	1,000,000	1,223,720
5.00%, 7/01/22	1,000,000	1,231,310
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Peninsula Regional Medical Center) 5.00%, 7/01/17	1,745,000	1,942,639
5.00%, 7/01/26	1,000,000	1,045,620

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April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

Wilmington Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Western Maryland Health System)/(National Reinsurance FHA 242), 4.00%, 1/01/18	$1,935,000	$2,072,598
TOTAL MEDICAL		$19,439,194

NOT-FOR-PROFIT – 2.0%
Maryland State Economic Development Corp., (Lutheran World Relief, Inc.), 5.25%, 4/01/29	2,100,000	2,177,175

PRE-REFUNDED/ESCROW – 9.9%
Anne Arundel County, MD, GO Limited, Refunding Bonds, (PRF to 3/01/13 @ 100), 5.00%, 3/01/16	505,000	525,230
Baltimore County, MD, Wastewater Project Revenue Bonds, (Series B), (National Reinsurance)/(PRF 7/01/15 @ 100), 5.00%, 7/01/22	1,290,000	1,472,961
Baltimore County, MD, Water Projects Revenue Bonds, ETM, (Series A), (FGIC INS), 5.38%, 7/01/15	775,000	852,461
Maryland State Department of Transportation, Refunding Revenue Bonds, (PRF 5/1/14 @ 100), 5.00%, 5/01/15	1,375,000	1,504,580
Maryland State Health & Higher Educational Facilities Authority, ETM, (AMBAC INS)/(Helix Health Systems, Inc.), 5.00%, 7/01/27	3,630,000	4,475,899
Maryland State Health & Higher Educational Facilities Authority, ETM, (Howard County General Hospital, MD), 5.50%, 7/01/13	260,000	265,515
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Sheppard Pratt Health System)/(PRF 7/1/13), 5.25%, 7/01/35	500,000	527,505
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, ETM, (Frederick Memorial Hospital)/(FGIC INS), 5.25%, 7/01/13	210,000	214,616
Montgomery County, MD, GO Unlimited Bonds, (Series A), (PRF 5/1/17 @ 100), 5.00%, 5/01/19	1,000,000	1,211,140
TOTAL PRE-REFUNDED/ESCROW		$11,049,907

TRANSPORTATION – 10.6%
Baltimore City, MD, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.25%, 7/01/17	1,000,000	1,125,980
Maryland State Department of Transportation, County Transportation, Revenue Bonds, 5.50%, 2/01/17	1,785,000	2,178,449
Maryland State Department of Transportation, Refunding Revenue Bonds, 5.00%, 5/01/17	2,000,000	2,411,780
Maryland State Department of Transportation, Revenue Bonds 5.00%, 2/15/17	1,590,000	1,906,283
5.50%, 2/01/16	1,000,000	1,180,650

Description	Par Value/ Shares	Value

Maryland State Transportation Authority, Facilities Project Revenue, Refunding Bonds, 5.00%, 7/01/18	$2,500,000	$3,062,425
TOTAL TRANSPORTATION		$11,865,567

WATER & SEWER – 1.9%
Baltimore County, MD, Wastewater Project Revenue Bonds, (National Reinsurance FGIC), 6.00%, 7/01/15	705,000	757,664
Baltimore, MD, Wastewater Project Revenue Bonds, (Series A), 5.00%, 7/01/22	1,135,000	1,408,739
TOTAL WATER & SEWER		$2,166,403
TOTAL MARYLAND		$102,625,964

PUERTO RICO – 3.1%

PRE-REFUNDED/ESCROW – 3.1%
Puerto Rico Housing Finance Authority, Prerefunded Revenue Bonds, Capital Guaranteed Program, (HUD LN)/(PRF 12/1/13 @ 100), 5.00%, 12/01/18	1,400,000	1,501,206
Puerto Rico Public Finance Corp., (Series A), (AMBAC INS), 5.38%, 6/01/19	1,500,000	1,898,445
TOTAL PRE-REFUNDED/ESCROW		$3,399,651
TOTAL PUERTO RICO		$3,399,651
TOTAL MUNICIPAL BONDS (COST $101,193,926)		$106,025,615
MONEY MARKET FUND – 6.0%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%	6,694,880	6,694,880
TOTAL MONEY MARKET FUND (COST $6,694,880)		$6,694,880
TOTAL INVESTMENTS – 101.1% (COST $107,888,806)		$112,720,495
OTHER LIABILITIES LESS ASSETS – (1.1%)		(1,218,188)
TOTAL NET ASSETS – 100.0%		$111,502,307

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ANNUAL REPORT  /  April 30, 2012

70	PORTFOLIOS OF INVESTMENTS

Wilmington Maryland Municipal Bond Fund (continued)

See Notes to Portfolios of Investments

Cost of investments for Federal income tax purposes is $107,797,823. The net unrealized appreciation/(depreciation) of investments was $4,922,672. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,841,217 and net unrealized depreciation from investments for those securities having an excess of cost over value of $918,545.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$106,025,615	$—	$106,025,615
Money Market Fund	6,694,880	—	—	6,694,880

Total	$6,694,880	$106,025,615	$—	$112,720,495

April 30, 2012  /  ANNUAL REPORT

71

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Lease	27.2%
General Obligation	16.4%
School District	11.1%
Water & Sewer	10.8%
Dedicated Tax	9.2%
Higher Education	6.3%
Medical	6.0%
Pre-Refunded/Escrow	5.4%
Transportation	2.9%
Utilities	1.2%
Not-For-Profit	1.0%
Cash Equivalents[1]	5.9%
Other Assets and Liabilities – Net[2]	(3.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	10.3%
AA	66.2%
A	15.2%
BBB	4.2%
Not Rated	7.5%
Other Assets and Liabilities – Net[2]	(3.4)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

MUNICIPAL BONDS – 97.5%

NEW YORK – 97.5%

DEDICATED TAX – 9.2%
Grand Central, NY, District Management Association, Inc., 5.00%, 1/01/21	$1,000,000	$1,055,510
Metropolitan Transportation Authority, NY, Dedicated Tax Fund, Refunding Revenue Bonds, (Subseries B-2), 5.00%, 11/01/16	1,000,000	1,182,710
New York State Local Government Assistance Corp., Refunding Revenue Bonds, (Series A), (GO of Corp.), 5.00%, 4/01/20	3,000,000	3,780,750
New York State Thruway Authority, State Personal Income Tax Revenue, (Series A) 5.00%, 3/15/27	1,000,000	1,157,940
5.25%, 3/15/23	2,500,000	3,000,375
TOTAL DEDICATED TAX		$10,177,285

Description	Par Value	Value

GENERAL OBLIGATIONS – 16.4%
Erie County, NY, GO Unlimited Bonds, (Series D-1), (National-Reinsurance), 5.00%, 6/01/12	$1,000,000	$1,003,882
New York City, NY, GO Unlimited Bonds, (Subseries G-1), 5.00%, 4/01/19	5,000,000	6,068,400
New York City, NY, GO Unlimited, Refunding Bonds, (Series B), 5.75%, 8/01/14	1,555,000	1,576,133
New York City, NY, GO Unlimited, Refunding Revenue Bonds, (Series E), 5.00%, 8/01/17	1,215,000	1,451,937
New York State Municipal Bond Bank Agency, Recovery Act, Refunding Revenue Bonds, (Subseries B1), (AGM GO of Bond Bank), 5.00%, 4/15/21	3,000,000	3,514,800
New York State, GO Unlimited Bonds, (Series E), 5.00%, 12/15/21	2,090,000	2,653,192
Westchester County, NY, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 10/15/17	1,425,000	1,735,935
TOTAL GENERAL OBLIGATIONS		$18,004,279

(Wilmington New York Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

72	PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

HIGHER EDUCATION – 6.3%
Geneva, NY, Revenue Bonds, (Project A), 5.38%, 2/01/33	$1,000,000	$1,027,960
New York State Dormitory Authority, Non-State Supported Debt, Refunding Revenue Bonds, (Yeshiva University, OBG) 5.00%, 9/01/26	1,000,000	1,099,320
5.00%, 9/01/27	1,415,000	1,537,383
New York State Dormitory Authority, State University Educational Facilities, Refunding Revenue Bonds, (Series A), 7.50%, 5/15/13	3,000,000	3,223,950
TOTAL HIGHER EDUCATION		$6,888,613

LEASE – 27.2%
Erie County, NY, IDA, School Facility Revenue Bonds, (Series A), (School District Buffalo Project)/(State Aid Withholding), 5.00%, 5/01/23	3,000,000	3,580,470
Erie County, NY, IDA, School Faculty Revenue Bonds, (Series A), (AGM), 5.75%, 5/01/21	1,000,000	1,189,910
Erie County, NY, IDA, School Faculty Revenue, Refunding Bonds, (State Aid Withholding), 5.00%, 5/01/17	1,000,000	1,176,320
New York City, NY, Transitional Finance Authority, Building Aid Revenue Bonds, (Series S-5), (State Aid Withholding), 5.00%, 1/15/27	2,000,000	2,269,280
New York State Dormitory Authority Lease Revenue, Refunding Bonds, (Series A), (Mental Health Services Facilities), 5.00%, 8/15/24	2,000,000	2,329,600
New York State Dormitory Authority, State Supported Debt, Mental Health Services Facilities, Revenue Bonds, (Series D), (National-Reinsurance FGIC State Appropriations), 5.00%, 2/15/23	2,000,000	2,209,740
New York State Dormitory Authority, State Supported Debt, Revenue Bonds, (AGM), 5.00%, 7/01/18	1,000,000	1,167,750
New York State Urban Development Corp., Service Contract Obligation, Refunding Revenue Bonds, (Series B), 5.25%, 1/01/23	5,500,000	6,340,895
Tobacco Settlement Financing Corp., NY, (Series B-1C), Mandatory Redemption, 5.50%, 6/01/22	1,000,000	1,053,690
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1), 5.50%, 6/01/19	4,575,000	4,821,135
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1), (AMBAC State GTD), 5.25%, 6/01/22	3,000,000	3,152,970
Tobacco Settlement Financing Corp., NY, Unrefunded Revenue Bonds, Asset Backed, (Series A-1), 5.50%, 6/01/18	660,000	662,541
TOTAL LEASE		$29,954,301

MEDICAL – 6.0%
Monroe County, NY, IDA, (Highland Hospital Rochester Project), 5.00%, 8/01/22	1,000,000	1,044,780

Description	Par Value	Value

Monroe County, NY, IDA, Civic Facilities Revenue Bonds, (Highland Hospital Rochester Project), 5.00%, 8/01/25	$995,000	$1,025,188
New York State Dormitory Authority, FHA Insured Mortgage Ellis Hospital Revenue Bonds, (FHA INS), 5.05%, 8/15/24	730,000	787,721
New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, (AMBAC FHA INS), 5.10%, 2/01/19	910,000	912,685
New York State Dormitory Authority, Non-State Supported Debt, Refunding Revenue Bonds, (Series A), (North Shore Long Island Jewish, OBG)
5.00%, 5/01/16	1,000,000	1,140,710
5.00%, 5/01/17	1,300,000	1,508,234
Tompkins, NY, Healthcare Corp., (FHA INS), 10.80%, 2/01/28	210,000	220,153
TOTAL MEDICAL		$6,639,471

NOT-FOR-PROFIT – 1.0%
New York City, NY, Trust for Cultural Resources, Refunding Revenue Bonds, (Series A), 5.00%, 4/01/15	1,000,000	1,128,850

PRE-REFUNDED/ESCROW – 5.4%
New York State Thruway Authority, Local Highway & Bridge, Refunding Revenue Bonds, 5.00%, 4/01/18	1,035,000	1,247,910
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, ETM, (Series Y), (CAPMAC - ITC GO of Authority), 6.13%, 1/01/21	3,500,000	4,655,280
TOTAL PRE-REFUNDED/ESCROW		$5,903,190

SCHOOL DISTRICT – 11.1%
Clarence Central School District, NY, GO Unlimited Bonds, (AGM State Aid Withholding), 5.00%, 5/15/16	1,000,000	1,002,020
Greece, NY, Central School District, GO Unlimited, Refunding Revenue Bonds, (Series A), (State Aid Withholding), 5.00%, 6/15/18	1,000,000	1,193,220
New York State Dormitory Authority, Non-State Supported Debt, School District Board Funding Program, Refunding Revenue Bonds, (Series C), (State Aid Withholding)/(GO of Authority), 7.25%, 10/01/28	3,000,000	3,768,270
New York State Dormitory Authority, Non-State Supported Debt, School District Board Funding Program, Revenue Bonds, (Series B), (Assured Guaranty State Aid Withholding), 5.25%, 10/01/23	2,000,000	2,398,240
New York State Dormitory Authority, School Districts Financing Program, (Series D), (National Reinsurance State Aid Withholding), 5.50%, 10/01/17	895,000	910,206
New York State, Dormitory Authority Non State Supported Debt, Revenue Bonds, (Series H), (School District Funding Program)/(AGM State Aid Withholding), 5.00%, 10/01/23	2,500,000	2,910,250
TOTAL SCHOOL DISTRICT		$12,182,206

(Wilmington New York Municipal Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	73

Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

TRANSPORTATION – 2.9%
Metropolitan Transportation Authority, NY, Revenue Bonds, (Series B), 5.00%, 11/15/22	$1,000,000	$1,145,770
Metropolitan Transportation Authority, NY, Service Contract, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.00%, 7/01/25	2,000,000	2,012,440
TOTAL TRANSPORTATION		$3,158,210

UTILITIES – 1.2%
Long Island Power Authority, NY, Electric System, Refunding Revenue Bonds, (Series 2010A), 5.00%, 5/01/14	1,210,000	1,313,528

WATER & SEWER – 10.8%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series BB), 5.00%, 6/15/27	5,000,000	5,714,600
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, (Series C), (National Reinsurance), 5.00%, 6/15/27	3,000,000	3,316,320

Description	Par Value/ Shares	Value

New York State Environmental Facilities Corp., NY, State Clean Water & Drinking Revolving Funds, Pooled Financing Program, (Series B), 5.00%, 11/15/18	$1,450,000	$1,581,529
New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, Refunding Revenue Bonds, 5.00%, 6/15/17	1,020,000	1,221,124
TOTAL WATER & SEWER		$11,833,573
TOTAL NEW YORK		$107,183,506
TOTAL MUNICIPAL BONDS (COST $101,056,770)		$107,183,506

MONEY MARKET FUND – 5.9%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%	6,541,088	6,541,088
TOTAL MONEY MARKET FUND (COST $6,541,088)		$6,541,088
TOTAL INVESTMENTS – 103.4% (COST $107,597,858)		$113,724,594
OTHER LIABILITIES LESS ASSETS – (3.4%)		(3,712,323)
TOTAL NET ASSETS – 100.0%		$110,012,271

Cost of investments for Federal income tax purposes is $107,532,327. The net unrealized appreciation/(depreciation) of investments was $6,192,267. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $6,258,242 and net unrealized depreciation from investments for those securities having an excess of cost over value of $65,975.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1–quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$107,183,506	$—	$107,183,506
Money Market Fund	6,541,088	—	—	6,541,088

Total	$6,541,088	$107,183,506	$—	$113,724,594

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

74

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Pennsylvania Municipal Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Higher Education	24.5%
General Obligation	16.0%
School District	14.3%
Pre-Refunded/Escrow	14.0%
Transportation	8.9%
Medical	7.9%
Lease	6.7%
Water & Sewer	4.3%
Continuing Care	1.8%
Dedicated Tax	1.2%
Cash Equivalents[1]	9.0%
Other Assets and Liabilities – Net[2]	(8.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	4.6%
AA	42.5%
A	32.4%
BBB	10.7%
Not Rated	18.4%
Other Assets and Liabilities – Net[2]	(8.6)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

MUNICIPAL BONDS – 99.6%

PENNSYLVANIA – 99.6%

CONTINUING CARE – 1.8%
Montgomery County, PA, IDA, (ACTS Retirement-Life Community, Inc.), 5.25%, 11/15/28	$1,850,000	$1,850,870

DEDICATED TAX – 1.2%
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, Regional Asset District, Sales Tax Refunding Revenue Bonds, (AGM), 5.00%, 2/01/23	1,000,000	1,149,860

GENERAL OBLIGATIONS – 16.0%
Allegheny County, PA, GO Unlimited, (Series C-57), (National Reinsurance FGIC), 5.00%, 11/01/22	2,000,000	2,173,640
Berks County, PA, GO Unlimited, Refunding Revenue Bonds, 5.00%, 11/15/21	2,000,000	2,373,720
Commonwealth of Pennsylvania, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/01/18	2,500,000	3,069,100

Description	Par Value	Value

Lower Merion Township, PA, GO Unlimited, Refunding Revenue Bonds, (Series A) 5.00%, 1/01/17	$1,470,000	$1,748,315
5.00%, 1/01/18	1,445,000	1,756,109
Pennsylvania State, GO Unlimited Bonds 5.00%, 10/01/15	1,235,000	1,422,275
5.00%, 11/15/23	2,000,000	2,467,000
Township of Cranberry, PA, GO Unlimited, Refunding Revenue Bonds, 4.50%, 3/01/26	1,000,000	1,113,420
TOTAL GENERAL OBLIGATIONS		$16,123,579

HIGHER EDUCATION – 24.5%
Huntingdon County, PA, General Authority Refunding Revenue Bonds, (Series A), (Juniata College), 5.00%, 5/01/27	1,765,000	1,952,108
Lancaster, PA, Higher Education Authority, College Revenue, Refunding Bonds, (Franklin & Marshall College), 5.00%, 4/15/18	2,350,000	2,650,917

(Wilmington Pennsylvania Municipal Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	75

Wilmington Pennsylvania Municipal Bond Fund (continued)

Description	Par Value	Value

Montgomery County, PA, Higher Education & Health Authority Hospital, (Series FF1), (Dickinson College)/(CIFG INS) 5.00%, 5/01/19	$1,420,000	$1,569,370
5.00%, 5/01/20	1,490,000	1,632,950
Montgomery County, PA, Higher Education & Health Authority, Revenue Bonds, (Arcadia University, OBG)/(Radian), 5.00%, 4/01/21	300,000	316,677
Pennsylvania State Higher Education Facilities Authority, (Philadelphia College of Osteopathic Medicine), 5.00%, 12/01/13	1,345,000	1,427,529
Pennsylvania State Higher Education Facilities Authority, (Series EE 1), (York College of PA)/(XLCA), 5.00%, 11/01/18	1,020,000	1,117,512
Pennsylvania State Higher Education Facilities Authority, (St. Joseph’s University)/(Radian), 5.50%, 12/15/15	1,940,000	2,006,309
Pennsylvania State Higher Education Facilities Authority, (York College of Pennsylvania)/(National Reinsurance FGIC), 5.00%, 11/01/20	550,000	576,158
Pennsylvania State Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (University of Pennsylvania, OBG), 5.00%, 9/01/19	1,000,000	1,234,280
Pennsylvania State Higher Educational Revenue, (National Reinsurance FGIC)/(Drexel University), 5.00%, 5/01/27	1,250,000	1,337,625
Pennsylvania State, Higher Educational Facilities Authority, Refunding Revenue Bonds, (Bryn Mawr College), 5.00%, 12/01/17	4,500,000	5,430,690
State Public School Building Authority, PA, College Revenue Bonds, (Harrisburg Area Community College, OBG), 5.00%, 10/01/19	2,150,000	2,466,416
Union County, PA, Higher Educational Facilities Financing Authority, Refunding Revenue Bonds, (Series A), (Bucknell University), 5.25%, 4/01/20	1,000,000	1,041,200
TOTAL HIGHER EDUCATION		$24,759,741

LEASE – 6.7%
Berks County, PA, Vocational Technical School Authority, Refunding Revenue Bonds, (National-Reinsurance), 5.00%, 6/01/14	1,655,000	1,778,430
Charleroi, PA, Area School District, (Series C), (FGIC State Aid Withholding), 6.00%, 10/01/17	30,000	30,111
Philadelphia Redevelopment Authority, PA, Transportation Initiative, Refunding Revenue Bonds, 5.00%, 4/15/24	3,000,000	3,423,270
Philadelphia, PA, Redevelopment Authority, (Series C), (National Reinsurance FGIC), 5.00%, 4/15/27	1,500,000	1,549,425
TOTAL LEASE		$6,781,236

MEDICAL – 7.9%
Allegheny County, PA, HDA, Revenue Bonds, (Series A), (Jefferson Regional Medical Center, PA), 4.25%, 5/01/12	290,000	290,009

Description	Par Value	Value

Central Bradford Progress Authority, PA, Refunding Revenue Bonds, (Guthrie Healthcare System, OBG), 5.00%, 12/01/26	$2,000,000	$2,241,780
Lancaster County, PA, Hospital Authority, (Series B), (Lancaster General Hospital), 5.00%, 3/15/23	1,770,000	1,949,885
Lancaster County, PA, Hospital Authority, Refunding Revenue Bonds, (Series B), (Lancaster General Hospital, OBG), 5.00%, 3/15/19	1,485,000	1,697,073
Pennsylvania State Higher Educational Facilities Authority, Revenue Bonds, (Series A), (University of Pennsylvania Health System, OBG), 5.00%, 8/15/24	1,500,000	1,765,155
TOTAL MEDICAL		$7,943,902

PRE-REFUNDED/ESCROW – 14.0%
Bucks County, PA, IDA, Refunding Revenue Bonds, ETM, (Series A), (Senior Lifestyles, Inc., OBG), 10.00%, 5/15/19	4,775,000	7,503,149
Jenkintown, PA, School District, GO Unlimited Bonds, (Series A), (FGIC State Aid Withholding)/(PRF 5/15/12 @ 100), 5.00%, 5/15/28	1,375,000	1,377,777
Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC INS), 6.00%, 9/01/19	2,410,000	3,092,126
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, ETM, (Series A), (AMBAC INS)/(Escrowed in State & Local Government Series COL), 5.00%, 12/01/15	2,090,000	2,098,172
TOTAL PRE-REFUNDED/ESCROW		$14,071,224

SCHOOL DISTRICT – 14.3%
Eastern York, PA, School District, GO Unlimited Bonds, (Series A), (FSA State Aid Withholding), 5.00%, 9/01/24	1,200,000	1,360,260
Hempfield, PA, School District, GO Unlimited Bonds, (Series B), (National Reinsurance FGIC State Aid Withholding), 5.00%, 10/15/18	2,650,000	2,924,196
Mifflin County, PA, School District, GO Unlimited, (National-IBC XLCA State Aid Withholding), 7.50%, 9/01/26	2,000,000	2,486,940
Muhlenberg, PA, School District, GO Unlimited, Revenue Bonds, (Series A), (State Aid Withholding), 5.00%, 9/01/16	1,000,000	1,158,150
Philadelphia, PA, School District, GO Unlimited, (Series D), (FSA State Aid Withholding), 5.50%, 6/01/17	1,300,000	1,533,662
Pittsburgh Public Schools, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), (State Aid Withholding), 5.00%, 9/01/16	1,500,000	1,736,325
Pittsburgh School District, PA, GO Unlimited Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	2,132,875
Tredyffrin-Easttown, PA, School District, GO Unlimited Bonds, Refunding Bonds, (State Aid Withholding), 5.00%, 2/15/15	1,000,000	1,125,190
TOTAL SCHOOL DISTRICT		$14,457,598

(Wilmington Pennsylvania Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

76	PORTFOLIOS OF INVESTMENTS

Wilmington Pennsylvania Municipal Bond Fund (concluded)

Description	Par Value	Value

TRANSPORTATION – 8.9%
Allegheny County Port Authority, PA, Special Refunding Revenue Bonds, 5.00%, 3/01/16	$1,000,000	$1,136,190
Delaware River Joint Toll Bridge Commission, PA, Refunding Revenue Bonds, 5.25%, 7/01/18	1,500,000	1,562,970
Pennsylvania State Turnpike Commission, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/21	2,400,000	2,849,592
Pittsburgh, PA, Public Parking Authority, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.00%, 12/01/20	2,565,000	2,705,588
Southeastern Pennsylvania Transportation Authority, Refunding Revenue Bonds, 5.00%, 3/01/28	650,000	728,825
TOTAL TRANSPORTATION		$8,983,165

Description	Par Value/ Shares	Value

WATER & SEWER – 4.3%
Allegheny County Sanitary Authority, PA, Sewer Revenue Bonds, (Series A), (National-Reinsurance), 5.00%, 12/01/30	$2,000,000	$2,204,700
Erie Sewer Authority, PA, Revenue Bonds, 4.63%, 12/01/24	2,000,000	2,170,780
TOTAL WATER & SEWER		$4,375,480
TOTAL PENNSYLVANIA		$100,496,655
TOTAL MUNICIPAL BONDS (COST $94,568,988)		$100,496,655

MONEY MARKET FUND – 9.0%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%	9,122,025	9,122,025
TOTAL MONEY MARKET FUND (COST $9,122,025)		$9,122,025
TOTAL INVESTMENTS – 108.6% (COST $103,691,013)		$109,618,680
OTHER LIABILITIES LESS ASSETS – (8.6%)		(8,673,400)
TOTAL NET ASSETS – 100.0%		$100,945,280

Cost of investments for Federal income tax purposes is $103,524,550. The net unrealized appreciation/(depreciation) of investments was $6,094,130. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $6,105,858 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,728.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$100,496,655	$—	$100,496,655
Money Market Fund	9,122,025	—	—	9,122,025

Total	$9,122,025	$100,496,655	$—	$109,618,680

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

77

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Virginia Municipal Bond Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
General Obligations	34.2%
Lease	23.0%
Water & Sewer	12.1%
Pre-Refunded/Escrow	8.0%
Medical	7.1%
School District	5.8%
Transportation	4.7%
Higher Education	2.7%
Multi-Family Housing	0.1%
Cash Equivalents[1]	1.9%
Other Assets and Liabilities – Net[2]	0.4%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	26.5%
AA	60.6%
A	3.7%
BBB	3.1%
Not Rated	5.7%
Other Assets and Liabilities – Net[2]	0.4%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

MUNICIPAL BONDS – 97.7%

PUERTO RICO – 1.0%

TRANSPORTATION – 1.0%
Puerto Rico Highway and Transportation Authority, (Series W), 5.50%, 7/01/13	$185,000	$196,390
TOTAL PUERTO RICO		$196,390

VIRGINIA – 96.8%

GENERAL OBLIGATIONS – 34.2%
Chesterfield County, VA, GO Unlimited, Refunding Revenue Bonds, (Series B), (State Aid Withholding), 5.00%, 1/01/24	500,000	628,520
Falls Church, VA, GO Unlimited, Refunding Revenue Bonds, 4.00%, 8/01/17	1,000,000	1,160,530
Hanover County, VA, Public Improvements, GO Unlimited, Refunding Bonds, 5.00%, 7/15/19	110,000	137,573
Henrico County, VA, GO Unlimited, Refunding Bonds, 5.00%, 7/15/19	500,000	628,460
Leesburg, VA, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 1/15/24	500,000	608,745

Description	Par Value	Value

Loudoun County, VA, GO Unlimited Bonds, (Series A), 5.00%, 7/01/25	$400,000	$483,928
Loudoun County, VA, GO UT, (Series B), (State Aid Withholding), 5.25%, 12/01/14	500,000	562,645
Newport News, VA, GO Unlimited Bonds, Refunding Notes, (Series 2007A), 5.00%, 3/01/19	100,000	120,390
Poquoson, VA, GO Unlimited, Refunding Revenue Bonds, 5.00%, 2/15/18	500,000	605,210
Prince William County, VA, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 8/01/27	735,000	953,971
Virginia Beach, Public Improvement, GO Unlimited Bonds, (Series B), 5.00%, 5/01/20	400,000	459,796
Virginia Beach, VA, GO Unlimited, Refunding Revenue Bonds, (Series B), (State Aid Withholding), 5.00%, 4/01/24	500,000	625,665
TOTAL GENERAL OBLIGATIONS		$6,975,433

HIGHER EDUCATION – 2.7%
Virginia College Building Authority, Educational Facilities, Refunding Revenue Bonds, (Series B), (University of Richmond, OBG), 5.00%, 3/01/21	250,000	313,893

(Wilmington Virginia Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

78	PORTFOLIOS OF INVESTMENTS

Wilmington Virginia Municipal Bond Fund (continued)

Description	Par Value	Value
Virginia College Building Authority, Educational Facilities, Revenue Bonds, (Series A), (Public Higher Education Funding Program), 5.00%, 9/01/23	$200,000	$233,216
TOTAL HIGHER EDUCATION		$547,109

LEASE – 23.0%
Fairfax County, VA, EDA, Refunding Revenue Bonds, (Series A), (Laurel Hill Public Facilities Projects), 5.00%, 6/01/17	750,000	897,285
Frederick County, VA, IDA, Revenue Bonds, (AMBAC INS), 5.00%, 12/01/14	455,000	502,625
Henrico County, VA, EDA, Refunding Revenue Bonds, (Series B), 4.50%, 8/01/21	325,000	385,362
Manassas Park Economic Development Authority, VA, Refunding Revenue Bonds, (Series A), 4.38%, 7/15/17	370,000	395,600
Virginia Beach, Development Authority, Social Services Facility, (AMBAC INS), 5.00%, 12/01/17	100,000	100,332
Virginia Beach, Development Authority, Town Center Project Phase I, (Series A), 4.25%, 8/01/13	50,000	50,494
Virginia State, College Building Authority, Educational Facilities Revenue Bonds, (Series E-1), (State Appropriation), 5.00%, 2/01/24	150,000	190,938
Virginia State, Public Building Authority, Public Facility Revenue Bonds, (Series B)
5.00%, 8/01/16	135,000	158,728
5.00%, 8/01/23	500,000	573,475
Virginia State, Public School Authority, Revenue Bonds, (Series B), (School Financing-1997 Resolution)/(National-Reinsurance), 5.00%, 8/01/26	400,000	459,648
Virginia State, Resources Authority Infrastructure, Refunding Revenue Bonds, (VA Pooled Funding Program)/(Moral Obligated), 5.00%, 11/01/30	500,000	575,975
Virginia State, Resources Authority Infrastructure, Revenue Bonds, (Series A), (VA Pooled Funding Program), 4.00%, 11/01/21	350,000	393,190
TOTAL LEASE		$4,683,652

MEDICAL – 7.1%
Fairfax County, VA, IDA, Refunding Revenue Bonds, (Inova Health System), 5.25%, 8/15/19	500,000	584,290
Fairfax County, VA, IDA, Revenue Bonds, (Inova Health System), 5.00%, 8/15/23	250,000	303,947
Smyth County, VA, IDA, Hospital Refunding Revenue Bonds, (Mountain States Health Alliance), 5.00%, 7/01/15	400,000	436,084
Virginia Beach, Development Authority, (Virginia Beach, VA General Hospital)/(AMBAC INS), 5.13%, 2/15/18	110,000	129,227
TOTAL MEDICAL		$1,453,548

Description	Par Value	Value

MULTI-FAMILY HOUSING – 0.1%
[5]Arlington County, VA, IDA, Colonial Village Revenue Bonds, AMT, (AHC LP-2)/(FANNIE MAE), Mandatory Tender 11/01/19, 5.15%, 11/01/31	$10,000	$10,327

PRE-REFUNDED/ESCROW – 8.0%
Fairfax County, VA, Water Authority Revenue Bonds, ETM, (Escrowed in U.S. Treasuries, COL), 5.80%, 1/01/16	375,000	412,867
Fredericksburg, VA, IDA, Revenue Bonds, (Mary Washington College R/E)/(State and Local Government PRF 4/01/14 @ 100), 5.35%, 4/01/29	250,000	271,897
Henrico County, VA, EDA, Revenue Bonds, (Series A), (Obligated Group)/(Bon Secours Health System, Inc., St. Francis Medical)/(State and Local Government PRF 11/15/12 @ 100), 5.60%, 11/15/30	5,000	5,146
Southeastern Public Service Authority, VA, Prerefunded Revenue Bonds, ETM, (AMBAC), 5.00%, 7/01/15	255,000	282,571
Southeastern Public Service Authority, VA, Refunding Revenue Bonds, ETM, (AMBAC), 5.00%, 7/01/15	245,000	270,703
Tobacco Settlement Financing Corp., VA, Revenue Bonds, (PRF 6/01/15 @ 100), 5.63%, 6/01/37	335,000	386,530
TOTAL PRE-REFUNDED/ESCROW		$1,629,714

SCHOOL DISTRICT – 5.8%
Fauquier County, VA, GO Unlimited, Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 7/15/20	1,000,000	1,178,350

TRANSPORTATION – 3.7%
Richmond, VA, Metropolitan Authority Expressway, Refunding Revenue Bonds, (National-Reinsurance FGIC), 5.25%, 7/15/17	170,000	187,420
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement, Revenue Bonds, Anticipation Notes, 5.00%, 9/28/15	500,000	574,005
TOTAL TRANSPORTATION		$761,425

WATER & SEWER – 12.1%
Fairfax County, VA, Water Authority Revenue, Refunding Bonds, 5.00%, 4/01/21	100,000	122,972
Henrico County, VA, Water & Sewer Revenue, Refunding Bonds, 5.00%, 5/01/24	550,000	652,778
Norfolk, VA, Water Revenue Bonds, (National Reinsurance) 5.75%, 11/01/12	500,000	500,310
5.88%, 11/01/15	500,000	500,315
Upper Occoquan Sewage Authority, VA, (Series A), (National Reinsurance), 5.15%, 7/01/20	575,000	698,263
TOTAL WATER & SEWER		$2,474,638
TOTAL VIRGINIA		$19,714,196
TOTAL MUNICIPAL BONDS (COST $18,739,281)		$19,910,586

(Wilmington Virginia Municipal Bond Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	79

Wilmington Virginia Municipal Bond Fund (concluded)

Description	Shares	Value

MONEY MARKET FUND – 1.9%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%	393,115	$393,115
TOTAL MONEY MARKET FUND (COST $393,115)		$393,115
TOTAL INVESTMENTS – 99.6% (COST $19,132,396)		$20,303,701
OTHER ASSETS LESS LIABILITIES – 0.4%		70,681
TOTAL NET ASSETS – 100.0%		$20,374,382

Cost of investments for Federal income tax purposes is $19,107,486. The net unrealized appreciation/(depreciation) of investments was $1,196,215. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,213,880 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,665.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$19,910,586	$—	$19,910,586
Money Market Fund	393,115	—	—	393,115

Total	$393,115	$19,910,586	$—	$20,303,701

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

80

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Prime Money Market Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Banks	12.7%
Diversified Financial Services	9.4%
Chemicals	7.7%
Food	4.8%
Agriculture	3.8%
Municipal	3.8%
Federal Farm Credit Bank (FFCB)	3.4%
Miscellaneous Manufacturing	3.1%
Beverages	2.7%
Pharmaceuticals	2.7%
Auto Manufacturers	2.7%
Development	2.6%
Commercial Services	2.5%
Federal Home Loan Bank (FHLB)	2.0%
Oil & Gas	1.7%
Federal National Mortgage Association (FNMA)	1.6%
Asset-Backed Securities	1.6%
Media	1.5%
Pollution Control	1.4%
Insurance	1.4%
Regional(State/Province)	1.2%
General Obligation	1.2%
Oil & Gas Services	1.2%
Electronics	1.1%
Cosmetics/Personal Care	0.9%
School District	0.5%
Retail	0.5%
Water	0.5%
Cash Equivalents[1]	19.8%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

(Wilmington Prime Money Market Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

81

Wilmington Prime Money Market Fund

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

ASSET-BACKED COMMERCIAL PAPER – 6.6%
[6,7]CRC Funding LLC, 0.25%, 5/10/2012	$70,000,000	$69,995,625
MetLife Short Term Funding LLC
[6,7]0.21%, 7/25/2012	25,000,000	24,987,604
[6,7]0.23%, 7/11/2012	50,000,000	49,977,319
[6,7]Old Line Funding LLC, 0.23%, 8/6/2012	100,000,000	99,938,028
TOTAL ASSET-BACKED COMMERCIAL PAPER (COST $244,898,576)		$244,898,576

CERTIFICATE OF DEPOSIT – 9.4%
Bank of Montreal, CHI, 0.15%, 5/23/2012	100,000,000	100,000,000
Bank of Nova Scotia, HOU, 0.21%, 6/13/2012	50,000,000	50,000,000
Chase Bank USA, 0.18%, 7/2/2012	100,000,000	100,000,000
Toronto Dominion Bank, NY, 0.17%, 6/27/2012	100,000,000	100,000,000
TOTAL CERTIFICATE OF DEPOSIT (COST $350,000,000)		$350,000,000

CORPORATE NOTES & BONDS – 2.0%
[1,6,7]American Honda Finance Corp., 0.72%, 1/17/2013	25,000,000	25,000,000
Goldman Sachs Group, Inc., FDIC Guaranteed, 3.25%, 6/15/2012	50,000,000	50,187,490
TOTAL CORPORATE NOTES & BONDS (COST $75,187,490)		$75,187,490

FINANCIAL COMPANY COMMERCIAL PAPER – 7.0%
[6,7]Australia & New Zealand Banking Group Ltd., 0.17%, 5/9/2012	25,000,000	24,999,056
[6,7]Commonwealth Bank of Australia, 0.18%, 7/24/2012	50,000,000	49,979,583
National Rural Utilities Cooperative Finance Corp, 0.15%, 6/7/2012	35,000,000	34,994,604
[6,7]Pacific Life Insurance Co., 0.16%, 5/15/2012	50,000,000	49,996,889
Toyota Motor Credit Corp. 0.20%, 7/11/2012	25,000,000	24,990,139
0.43%, 7/9/2012	75,000,000	74,938,187
TOTAL FINANCIAL COMPANY COMMERCIAL PAPER (COST $259,898,458)		$259,898,458

MUNICIPAL COMMERCIAL PAPER – 7.5%
Alaska Housing Finance Corp., 0.20%, 5/15/2012	24,600,000	24,598,087

Description	Par Value	Value

Catholic Health Initiatives, CO, (Series B), 0.30%, 7/2/2012	$20,000,000	$20,000,000
City of Houston, Combined Utility System,TX, (Series B-1), (JP Morgan Chase, LOC)
0.20%, 5/21/2012	25,000,000	25,000,000
0.24%, 6/6/2012	20,000,000	20,000,000
Regional Transportation Authority, IL, (Series B-1), (JP Morgan Chase, LOC), 0.20%, 5/23/2012	45,000,000	45,000,000
St Joseph County, IN, (University of Notre Dame), 0.17%, 5/8/2012	20,000,000	19,999,339
Stanford University 0.17%, 5/11/2012	24,200,000	24,198,857
0.20%, 7/3/2012	47,000,000	46,983,550
University Of California Revenue, 0.20%, 6/7/2012	50,000,000	49,989,722
TOTAL MUNICIPAL COMMERCIAL PAPER (COST $275,769,555)		$275,769,555

3MUNICIPAL NOTES & BONDS – 6.2%
Chicago Board of Education, IL, GO Unlimited Bonds, (Series B) Weekly VRDNs, (Wells Fargo Bank N.A., LOC), 0.25%, 5/3/2012	20,000,000	20,000,000
Jackson County, MS, Pollution Control Revenue, Refunding Bonds, Daily VRDNs, (Chevron Corp., OBG), 0.23%, 5/1/2012	30,005,000	30,005,000
Mississippi State Business Finance Commission Corp., Gulf Opportunity Revenue Bonds, (Series I) Daily VRDNs, (Chevron Corp., OBG), 0.23%, 5/1/2012	19,100,000	19,100,000
Mississippi State, Business Finance Commission Gulf Opportunity, Revenue Bonds, (Series D) Daily VRDNs, (Chevron Corp., OBG), 0.23%, 5/1/2012	21,290,000	21,290,000
Parish of St James, LA, Revenue Bonds, (Series B-1) Weekly VRDNs, (Nucor Corp.)/(Nucor Steel Louisiana LLC, OBG), 0.24%, 5/2/2012	37,100,000	37,100,000
Texas Transportation Commission, GO Unlimited Bonds, (Series B) Weekly VRDNs, (State Street/Calpers, SPA), 0.25%, 5/2/2012	43,200,000	43,200,000
Uinta County, WY, Pollution Control Refunding Revenue Bonds, Daily VRDNs, (Chevron Corp., OBG), 0.23%, 5/1/2012	23,850,000	23,850,000
Valdez City, AK, Marine Terminal Revenue Bonds, (Series C) Daily VRDNs, (Exxon Pipeline Co. Project/Exxon Mobil, OBG), 0.21%, 5/1/2012	19,110,000	19,110,000

(Wilmington Prime Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

82	PORTFOLIOS OF INVESTMENTS

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value

Water Development Board, TX, Revenue Bonds, (Series A) Daily VRDNs, (JP Morgan Chase Bank NA, SPA), 0.26%, 5/1/2012	$17,230,000	$17,230,000
TOTAL MUNICIPAL NOTES & BONDS (COST $230,885,000)		$230,885,000

OTHER COMMERCIAL PAPER – 34.5%
Air Products & Chemicals, Inc.
[6,7]0.15%, 5/2/2012	52,000,000	51,999,783
[6,7]0.15%, 5/4/2012	41,000,000	40,999,487
Archer-Daniels-Midland Co.
[6,7]0.15%, 5/7/2012	40,000,000	39,999,000
[6,7]0.15%, 5/14/2012	50,000,000	49,997,292
[6,7]Baker Hughes, Inc., 0.16%, 5/2/2012	42,576,000	42,575,811
BASF SE
[6,7]0.16%, 6/28/2012	44,800,000	44,788,452
[6,7]0.18%, 6/26/2012	50,000,000	49,986,000
[1,6,7]BP Capital Markets PLC, 0.67%, 2/8/2013	25,000,000	25,000,000
Coca Cola Co.
[6,7]0.14%, 6/19/2012	50,000,000	49,990,472
[6,7]0.17%, 5/14/2012	50,000,000	49,996,931
EI Du Pont de Nemours & Co.
[6,7]0.16%, 5/2/2012	20,000,000	19,999,911
[6,7]0.16%, 6/11/2012	40,000,000	39,992,711
[6,7]0.16%, 6/14/2012	40,000,000	39,992,178
General Electric Co.
0.15%, 6/26/2012	40,000,000	39,990,667
0.15%, 6/28/2012	50,000,000	49,987,917
[6,7]Glaxosmithkline Finance PLC, 0.15%, 5/10/2012	45,000,000	44,998,313
Honeywell International, Inc.
[6,7]0.25%, 9/25/2012	25,000,000	24,974,479
[6,7]0.30%, 12/28/2012	14,500,000	14,470,898
Motiva Enterprises LLC, 0.15%, 5/11/2012	36,815,000	36,813,466
[6,7]Nestle Capital Corp., 0.26%, 10/1/2012	80,000,000	79,911,600
[6,7]Philip Morris International, Inc., 0.16%, 7/16/2012	50,000,000	49,983,111
[6,7]Procter & Gamble Co., 0.12%, 5/8/2012	35,000,000	34,999,183
[6,7]Sanofi, 0.21%, 6/13/2012	100,000,000	99,974,917
[6,7]Siemens Capital Co., LLC, 0.15%, 6/4/2012	27,100,000	27,096,161
Straight-A Funding LLC, 0.13%, 5/1/2012	60,000,000	60,000,000
[6,7]Sysco Corp., 0.15%, 5/9/2012	48,930,000	48,928,369
[6,7]Unilever Capital Corp., 0.15%, 7/12/2012	50,000,000	49,985,000
[6,7]Wal-Mart Stores, Inc., 0.12%, 5/7/2012	20,000,000	19,999,600
[6,7]Walt Disney Co., 0.10%, 5/21/2012	54,009,000	54,006,149
TOTAL OTHER COMMERCIAL PAPER (COST $1,281,437,858)		$1,281,437,858

Description	Par Value	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 7.0%
Federal Farm Credit Bank
[1]0.23%, 8/22/2012	$65,000,000	$64,997,965
[1]0.26%, 10/12/2012	60,000,000	60,000,000
Federal Home Loan Bank
[1]0.19%, 11/23/12	47,000,000	46,994,719
0.26%, 1/8/2013	25,000,000	25,000,000
[1]Federal National Mortgage Association, 0.21%, 11/18/2013	60,200,000	60,181,999
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $257,174,683)		$257,174,683

REPURCHASE AGREEMENTS – 19.8%
Barclays Capital, Inc., 0.17%, dated 04/30/12, due 05/01/12, repurchase price $31,000,146, collateralized by a U.S. Treasury Security 1.38%, maturing 09/15/12; total market value of $31,310,071.	31,000,000	31,000,000
Credit Suisse First Boston LLC, 0.17%, dated 04/30/12, due 05/01/12, repurchase price $140,000,661, collateralized by a U.S. Treasury Security 3.63%, maturing 08/15/19; total market value of $142,802,138.	140,000,000	140,000,000
Deutsche Bank Securities, Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $365,002,028, collateralized by U.S. Government Securities 0.45% to 5.13%, maturing 08/23/13; total market value of $368,650,956.	365,000,000	365,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.17%, dated 04/30/12, due 05/01/12, repurchase price $199,600,943, collateralized by U.S. Treasury Securities 0.25% to 3.63%, maturing 09/15/14 to 02/15/21; total market value of $201,596,115.	199,600,000	199,600,000
TOTAL REPURCHASE AGREEMENTS (COST $735,600,000)		$735,600,000
TOTAL INVESTMENTS – 100.0% (COST $3,710,851,620)		$3,710,851,620
OTHER ASSETS LESS LIABILITIES – 0.0%**		267,507
TOTAL NET ASSETS – 100.0%		$3,711,119,127

(Wilmington Prime Money Market Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	83

Wilmington Prime Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Asset-Backed Commercial Paper	$—	$244,898,576	$—	$244,898,576
Certificate Of Deposit	—	350,000,000	—	350,000,000
Corporate Notes & Bonds	—	75,187,490	—	75,187,490
Financial Company Commercial Paper	—	259,898,458	—	259,898,458
Municipal Commercial Paper	—	275,769,555	—	275,769,555
Municipal Notes & Bonds	—	230,885,000	—	230,885,000
Other Commercial Paper	—	1,281,437,858	—	1,281,437,858
Repurchase Agreements	—	735,600,000	—	735,600,000
U.S. Government Agency & Obligations	—	257,174,683	—	257,174,683

Total	$—	$3,710,851,620	$—	$3,710,851,620

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

84

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
U.S. Government Agency & Obligations	60.4%
Cash Equivalents[1]	39.6%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 60.4%

FEDERAL FARM CREDIT BANK (FFCB) – 6.8%
[1]0.14%, 10/31/12	$25,000,000	$25,000,000
[1]0.23%, 2/22/13	13,845,000	13,853,551
[1]0.23%, 8/22/12	100,000,000	99,996,869
[1]0.27%, 9/20/12	59,500,000	59,530,703
[2]0.05%, 5/11/12	25,000,000	24,999,653
[2]0.09%, 5/29/12	20,000,000	19,998,613
[2]0.11%, 9/13/12	25,000,000	24,989,688
TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$268,369,077

FEDERAL HOME LOAN BANK (FHLB) – 14.0%
[1]Federal Home Loan Bank, 0.19%, 11/23/12	48,000,000	47,994,607
[2]0.08%, 5/16/12	40,000,000	39,998,750
[2]0.09%, 5/09/12	25,000,000	24,999,528
[2]0.11%, 6/13/12	50,000,000	49,993,431
[2]0.12%, 6/20/12	50,000,000	49,991,666
[2]0.12%, 7/20/12	23,000,000	22,993,867
[2]0.15%, 5/17/12	30,000,000	29,997,942
[2]0.15%, 10/26/12	94,000,000	93,930,283
[2]0.18%, 10/16/12	50,000,000	49,958,000
0.08%, 5/29/12	20,000,000	19,999,383
[1]0.33%, 2/25/13	100,000,000	100,000,000
1.38%, 6/08/12	25,000,000	25,032,300
TOTAL FEDERAL HOME LOAN BANK (FHLB)		$554,889,757

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 18.6%
[2]0.06%, 5/07/12	$91,000,000	$90,998,939
[2]0.08%, 5/21/12	50,000,000	49,997,778
[2]0.08%, 6/19/12	50,000,000	49,994,556
[2]0.09%, 5/29/12	50,000,000	49,996,500
[2]0.10%, 5/18/12	35,725,000	35,723,397
[2]0.12%, 7/09/12	50,000,000	49,988,500
[2]0.12%, 7/10/12	25,000,000	24,994,167
[2]0.12%, 7/16/12	55,000,000	54,986,067
[2]0.12%, 8/27/12	27,180,000	27,169,309
[2]0.12%, 9/12/12	50,000,000	49,977,666
[2]0.13%, 6/26/12	25,000,000	24,994,944
[2]0.14%, 8/20/12	50,000,000	49,978,417
[2]0.15%, 10/22/12	30,000,000	29,978,250
[1]0.20%, 3/21/13	21,438,000	21,446,771
0.52%, 11/26/12	13,999,000	14,023,720
1.00%, 8/28/12	100,000,000	100,314,000
1.75%, 6/15/12	14,048,000	14,075,987
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$738,638,968

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 19.8%
[2]0.05%, 5/09/12	50,000,000	49,999,448
[2]0.05%, 5/14/12	49,300,000	49,299,199
[2]0.07%, 7/02/12	200,000,000	199,974,167
[2]0.08%, 5/01/12	36,055,000	36,055,000
[2]0.09%, 6/25/12	25,000,000	24,996,586
[2]0.09%, 10/02/12	50,000,000	49,980,750

(Wilmington U.S. Government Money Market Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	85

Wilmington U.S. Government Money Market Fund (concluded)

Description	Par Value	Value

[2]0.12%, 5/30/12	$16,000,000	$15,998,453
[2]0.12%, 7/11/12	25,000,000	24,994,083
[2]0.14%, 7/16/12	125,750,000	125,712,338
[2]0.14%, 7/18/12	25,201,000	25,193,134
[2]0.15%, 10/24/12	25,000,000	24,981,667
[2]0.18%, 10/01/12	14,000,000	13,989,290
[1]0.21%, 11/18/13	45,000,000	44,986,544
0.38%, 12/28/12	25,000,000	25,037,611
1.13%, 7/30/12	25,000,000	25,059,820
4.75%, 11/19/12	49,406,000	50,629,307
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$786,887,397

U.S. TREASURY BILL – 1.3%
[2]0.13%, 10/25/12	50,000,000	49,967,550
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $2,398,752,749)		$2,398,752,749

REPURCHASE AGREEMENTS – 39.6%
Barclays Capital, Inc., 0.17%, dated 04/30/12, due 05/01/12, repurchase price $150,000,708, collateralized by U.S. Treasury Securities 2.75% to 6.13%, maturing 02/15/19 to 11/15/27; total market value of $151,500,113.	150,000,000	150,000,000

Description	Par Value	Value

Credit Suisse First Boston LLC, 0.17%, dated 04/30/12, due 05/01/12, repurchase price $405,701,916, collateralized by U.S. Treasury Securities 2.38% to 2.50%, maturing 02/25/15 to 03/21/15; total market value of $413,818,755.	$405,700,000	$405,700,000
Deutsche Bank Securities, Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $667,003,706, collateralized by U.S. Government Securities 0.00% – 6.25%, maturing 05/10/2012 – 11/15/2030; total market value of $673,670,218.	667,000,000	667,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.17%, dated 04/30/12, due 05/01/12, repurchase price $350,001,653, collateralized by U.S. Treasury Securities 0.00% – 4.5%, maturing 04/04/2013 – 08/15/2039; total market value of $353,500,007.	350,000,000	350,000,000
TOTAL REPURCHASE AGREEMENTS (COST $1,572,700,000)		$1,572,700,000
TOTAL INVESTMENTS – 100.0% (COST $3,971,452,749)		$3,971,452,749
OTHER ASSETS LESS LIABILITIES – 0.0%**		1,408,247
TOTAL NET ASSETS – 100.0%		$3,972,860,996

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Repurchase Agreements	$—	$1,572,700,000	$—	$1,572,700,000
U.S. Government Agency & Obligations	—	2,398,752,749	—	2,398,752,749

Total	$—	$3,971,452,749	$—	$3,971,452,749

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

86

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
U.S. Government Agency & Obligations	46.6%
Cash Equivalents[1]	53.4%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 46.6%

U.S. TREASURY BILLS – 37.7%
[2]0.01%, 5/17/12	$50,000,000	$49,999,778
[2]0.04%, 7/05/12	100,000,000	99,991,875
[2]0.10%, 8/02/12	50,000,000	49,987,471
[2]0.10%, 8/16/12	50,000,000	49,984,322
[2]0.12%, 9/13/12	25,000,000	24,988,656
[2]0.13%, 10/18/12	25,000,000	24,984,653
[2]0.13%, 10/25/12	25,000,000	24,983,775
[2]0.14%, 9/20/12	100,000,000	99,946,158
TOTAL U.S. TREASURY BILLS		$424,866,688

U.S. TREASURY NOTES – 8.9%
0.38%, 9/30/12	25,000,000	25,022,304
1.75%, 8/15/12	75,000,000	75,351,690
TOTAL U.S. TREASURY NOTES		$100,373,994
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $525,240,682)		$525,240,682

REPURCHASE AGREEMENTS – 53.4%
Barclays Capital, Inc., 0.17%, dated 04/30/12, due 05/01/12, repurchase price $233,001,100, collateralized by U.S. Treasury Securities 1.75% to 2.75%, maturing 07/31/15 to 02/15/19; total market value of $235,330,091.	233,000,000	233,000,000

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $260,001,372, collateralized by U.S. Treasury Securities 0.00%, maturing 05/21/12 to 01/15/29; total market value of $262,600,099.	$260,000,000	$260,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.17%, dated 04/30/12, due 05/01/12, repurchase price $110,000,519, collateralized by a U.S. Treasury Security 0.75%, maturing 06/15/14; total market value of $111,100,091.	110,000,000	110,000,000
TOTAL REPURCHASE AGREEMENTS (COST $603,000,000)		$603,000,000
TOTAL INVESTMENTS – 100.0% (COST $1,128,240,682)		$1,128,240,682
OTHER ASSETS LESS LIABILITIES – 0.0%**		205,338
TOTAL NET ASSETS – 100.0%		$1,128,446,020

(Wilmington U.S. Treasury Money Market Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	87

Wilmington U.S. Treasury Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Repurchase Agreements	$—	$603,000,000	$—	$603,000,000
U.S. Government Agency & Obligations	—	525,240,682	—	525,240,682

Total	$—	$1,128,240,682	$—	$1,128,240,682

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

88

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Tax-Exempt Money Market Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Higher Education	31.7%
Medical	10.5%
Municipal	8.7%
Regional(State/Province)	8.0%
Development	7.1%
Electric	7.0%
Water	5.4%
General Obligation	5.4%
School District	4.2%
Pollution Control	3.5%
Transportation	2.5%
Commercial Services	2.5%
Multi-Family Housing	1.8%
General Revenue	0.6%
Water & Sewer	0.6%
Education	0.4%
Other Assets and Liabilities – Net[1]	0.1%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

COMMERCIAL PAPER – 45.9%

ARIZONA – 1.8%
Salt River Project Agricultural Improvement & Power District, (Series C), 0.17%, 5/17/12	$8,400,000	$8,400,000
TOTAL ARIZONA		$8,400,000

CALIFORNIA – 2.3%
University Of California, 0.15%, 6/11/12	10,500,000	10,500,000
TOTAL CALIFORNIA		$10,500,000

FLORIDA – 4.2%
JEA, 0.15%, 5/09/12	19,300,000	19,300,000
TOTAL FLORIDA		$19,300,000

GEORGIA – 3.4%
Metropolitan Atlanta Rapid Transit Authority, GA, (Series 7C-1), 0.24%, 5/24/12	4,800,000	4,800,000

Description	Par Value	Value

Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Revenue, Commercial Paper Notes, (Series 7C-1), 0.23%, 7/13/12	$3,000,000	$3,000,000
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Revenue, Commercial Paper Notes, (Series 7D-1), 0.15%, 5/10/12	7,850,000	7,850,000
TOTAL GEORGIA		$15,650,000

ILLINOIS – 1.5%
Illinois Educational Facilities Authority, Pooled Financing Program, (Series 95), 0.13%, 5/10/12	7,083,000	7,083,000
TOTAL ILLINOIS		$7,083,000

MARYLAND – 6.6%
Howard County, MD, (Series 2011), 0.17%, 5/24/12	9,266,000	9,266,000
Johns Hopkins University, 0.15%, 7/19/12	21,200,000	21,200,000
TOTAL MARYLAND		$30,466,000

(Wilmington Tax-Exempt Money Market Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	89

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value

MICHIGAN – 2.5%
University of Michigan, 0.15%, 5/09/12	$11,500,000	$11,500,000
TOTAL MICHIGAN		$11,500,000

MISSOURI – 4.3%
Curators of University of Missouri, (Series A) 0.16%, 5/01/12	4,500,000	4,500,000
0.17%, 5/09/12	15,500,000	15,500,000
TOTAL MISSOURI		$20,000,000

NEVADA – 2.4%
Las Vegas Valley Water District, (Series 04-A) 0.13%, 5/10/12	8,000,000	8,000,000
0.15%, 6/12/12	3,000,000	3,000,000
TOTAL NEVADA		$11,000,000

OHIO – 1.3%
Ohio Higher Educational Facility Commission, (Case Western University) 0.16%, 6/05/12	2,700,000	2,700,000
0.16%, 6/06/12	3,500,000	3,500,000
TOTAL OHIO		$6,200,000

SOUTH CAROLINA – 1.0%
South Carolina Public Service Authority, (Series B), 0.15%, 5/14/12	3,360,000	3,360,000
South Carolina Public Service Authority, Revenue Notes, Tax-Exempt Commercial Paper, (Subseries C), 0.15%, 6/04/12	1,326,000	1,326,000
TOTAL SOUTH CAROLINA		$4,686,000

TENNESSEE – 2.0%
Metropolitan Government Of Nashville & Davidson County, TN, (Series A), 0.15%, 5/01/12	9,000,000	9,000,000
TOTAL TENNESSEE		$9,000,000

TEXAS – 10.6%
City of Houston, TX, General Obligation Commercial Paper Notes, (Series H-2), 0.16%, 5/17/12	5,400,000	5,400,000
Texas A&M University, (Series B), 0.15%, 6/11/12	10,000,000	10,000,000
Texas Tech University 0.15%, 5/02/12	3,057,000	3,057,000
0.15%, 7/19/12	10,000,000	10,000,000
University of Texas System 0.15%, 6/11/12	5,383,000	5,383,000
0.15%, 6/12/12	15,300,000	15,300,000
TOTAL TEXAS		$49,140,000

WISCONSIN – 2.0%
State Of Wisconsin, 0.17%, 5/23/12	9,101,000	9,101,000
TOTAL WISCONSIN		$9,101,000
TOTAL COMMERCIAL PAPER (COST $212,026,000)		$212,026,000

Description	Par Value	Value

MUNICIPAL BONDS – 10.4%

ALABAMA – 0.6%
Jefferson County, AL, Sewer Revenue Warrants, Revenue Bonds, (Series D), (FGIC),(PRF to 8/01/12 @ 100), 5.25%, 2/01/23	$2,500,000	$2,531,406
TOTAL ALABAMA		$2,531,406

ARIZONA – 0.7%
Southern Arizona, Capital Facilities Finance Corp., Student Housing Revenue Bonds, (National-Reinsurance)/(University of Arizona, OBG), (PRF to 9/01/12 @ 100), 5.10%, 9/01/33	3,000,000	3,049,556
TOTAL ARIZONA		$3,049,556

IDAHO – 1.1%
Idaho State, GO Unlimited Notes, TANs, 2.00%, 6/29/12	5,000,000	5,013,606
TOTAL IDAHO		$5,013,606

NEW YORK – 5.4%
Byron-Bergen Central School District, NY, GO Unlimited, Refunding Notes, BANs, (State Aid Withholding), 1.50%, 7/13/12	5,830,000	5,838,068
Cattaraugus-Little Valley Central School District, NY, GO Unlimited, Refunding Notes, BANs, (State Aid Withholding), 2.00%, 6/15/12	4,665,765	4,672,011
East Bloomfield-Holcomb Fire District, NY, GO Unlimited Notes, BANs, (State Aid Withholding), 2.00%, 8/15/12	1,180,000	1,183,382
Seneca Falls, NY, Central School District, GO Unlimited Notes, BANs, (State Aid Withholding), 1.50%, 6/15/12	3,900,000	3,903,327
Suffolk County, NY, GO Unlimited Bonds, Public Improvements, (Series B), 2.00%, 10/15/12	4,300,000	4,333,248
Wyandanch, NY, Union Free School District, GO Unlimited Notes, TANs, (State Aid Withholding) 2.00%, 6/22/12	4,000,000	4,001,955
2.25%, 6/22/12	1,000,000	1,001,189
TOTAL NEW YORK		$24,933,180

OHIO – 0.3%
State of Ohio, Revitalization Project Revenue Notes, BANs, (Series A), 0.35%, 6/01/12	1,500,000	1,500,000
TOTAL OHIO		$1,500,000

OREGON – 1.5%
Oregon State, GO Limited Notes, TANs, 2.00%, 6/29/12	7,000,000	7,019,485
TOTAL OREGON		$7,019,485

TENNESSEE – 0.1%
Montgomery County, TN, GO Unlimited Bonds, (FGIC), (REF to 5/01/12 @ 100), 5.50%, 5/01/14	500,000	500,000
TOTAL TENNESSEE		$500,000

(Wilmington Tax-Exempt Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

90	PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value

WISCONSIN – 0.7%
Wisconsin State, Revenue Notes, 2.00%, 6/15/12	$1,200,000	$1,202,605
Wisconsin State, School Districts Cash Flow Administration, Temporary Borrowing Program, Revenue Notes, 1.00%, 10/15/12	2,000,000	2,005,454
TOTAL WISCONSIN		$3,208,059
TOTAL MUNICIPAL BONDS (COST $47,755,292)		$47,755,292

3SHORT-TERM MUNICIPAL BONDS – 43.6%

ALASKA – 2.5%
Valdez Alaska Marine Term, Refunding Revenue Bonds, Daily VRDNs, (Exxon Mobil Corporation), 0.20%, 5/01/12	1,000,000	1,000,000
Valdez City, AK, Marine Terminal Revenue Bonds, (Series C) Daily VRDNs, (Exxon Pipeline Co. Project/Exxon Mobil, OBG), 0.21%, 5/01/12	5,200,000	5,200,000
Valdez, AK, Marine Terminal Revenue Bonds, (Series B) Daily VRDNs, (Exxon Pipeline Co. Project, OBG), 0.21%, 5/01/12	5,500,000	5,500,000
TOTAL ALASKA		$11,700,000

CONNECTICUT – 1.5%
Connecticut State Health & Educational Facility Authority, Revenue Bonds, (Series V-2) Daily VRDNs, (Yale University, OBG), 0.22%, 5/01/12	5,370,000	5,370,000
Connecticut State Health & Educational Facility Authority, Revenue Bonds, (Series Y-2) Daily VRDNs, (Yale University, OBG), 0.22%, 5/01/12	1,700,000	1,700,000
TOTAL CONNECTICUT		$7,070,000

DELAWARE – 7.9%
Delaware State Health Facilities Authority, Revenue Bonds, (Series A) Daily VRDNs, (Christiana Care Health Services, OBG), 0.23%, 5/01/12	16,700,000	16,700,000
University of Delaware, DE, Refunding Revenue Bonds, Daily VRDNs, (TD Bank N.A., SPA), 0.26%, 5/01/12	19,675,000	19,675,000
TOTAL DELAWARE		$36,375,000

FLORIDA – 0.9%
Orange County Housing Finance Authority, FL, Refunding Revenue Bonds, Weekly VRDNs, (Walk Apartments LLC, OBG)/(Fannie Mae, LIQ & Guarantor), 0.25%, 5/02/12	4,035,000	4,035,000
TOTAL FLORIDA		$4,035,000

ILLINOIS – 0.5%
Educational Facilities Authority, IL, Revenue Bonds, (Series B-3), (University of Chicago, OBG), 0.44%, 5/03/12	2,400,000	2,400,000
TOTAL ILLINOIS		$2,400,000

Description	Par Value	Value

KENTUCKY – 1.2%
Shelby County, KY, Lease Revenue Bonds, (Series A) Daily VRDNs, (U.S Bank NA, LOC), 0.24%, 5/01/12	$5,520,000	$5,520,000
TOTAL KENTUCKY		$5,520,000

LOUISIANA – 1.6%
Parish of St James, LA, Revenue Bonds, (Series B-1) Weekly VRDNs, (Nucor Corp.)/(Nucor Steel Louisiana LLC, OBG), 0.24%, 5/02/12	7,200,000	7,200,000
TOTAL LOUISIANA		$7,200,000

MARYLAND – 1.5%
Montgomery County, MD, GO Unlimited, Refunding Notes, (Series B) Daily VRDNs, (Well Fargo Bank N.A., SPA), 0.23%, 5/01/12	6,700,000	6,700,000
TOTAL MARYLAND		$6,700,000

MASSACHUSETTS – 0.2%
Massachusetts State Health & Educational Facilities Authority, Refunding Revenue Bonds, (Series R) Daily VRDNs, (Harvard University, OBG), 0.22%, 5/01/12	800,000	800,000
TOTAL MASSACHUSETTS		$800,000

MISSISSIPPI – 1.0%
Mississippi State Business Finance Commission Corp., Gulf Opportunity Revenue Bonds, (Series F) Daily VRDNs, (Chevron Corp.)/(Chevron U.S.A. Inc., OBG), 0.24%, 5/01/12	4,490,000	4,490,000
TOTAL MISSISSIPPI		$4,490,000

MISSOURI – 2.2%
Missouri State Health & Educational Facilities Authority, Revenue Bonds, (Series B) Daily VRDNs, (Well Fargo Bank N. A., SPA)/(Washington University, OBG), 0.25%, 5/01/12	10,255,000	10,255,000
TOTAL MISSOURI		$10,255,000

NEW HAMPSHIRE – 0.8%
New Hampshire, HEFA, Refunding Revenue Bonds, Weekly VRDNs, (Dartmouth College)/(U.S. Bank), 0.23%, 5/02/12	3,525,000	3,525,000
TOTAL NEW HAMPSHIRE		$3,525,000

NEW YORK – 0.2%
New York State, Dormitory Authority State Supported Debt, Revenue Bonds, (Series B) Daily VRDNs, (University of Rochester, OBG)/(HSBC Bank USA NA, LOC), 0.23%, 5/01/12	800,000	800,000
TOTAL NEW YORK		$800,000

OHIO – 3.3%
Ohio State, Higher Educational Facility Commission, Refunding Revenue Bonds, (Series B-4) Daily VRDNs, (Cleveland Clinic, OBG), 0.23%, 5/01/12	15,355,000	15,355,000
TOTAL OHIO		$15,355,000

(Wilmington Tax-Exempt Money Market Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	91

Wilmington Tax-Exempt Money Market Fund (concluded)

Description	Par Value	Value

OKLAHOMA – 2.5%
Oklahoma State Turnpike Authority, Revenue Bonds, (Series E) Daily VRDNs, (JP Morgan Chase Bank NA, SPA), 0.24%, 5/01/12	$11,720,000	$11,720,000
TOTAL OKLAHOMA		$11,720,000

PENNSYLVANIA – 1.0%
Delaware County, PA, IDA, (Series G) Weekly VRDNs, (General Electric Capital Co.(GTD)), 0.23%, 5/02/12	1,075,000	1,075,000
Delaware County, PA, IDA, Refunding Revenue Bonds, (Series G) Weekly VRDNs, (General Electric Capital Corp.), 0.23%, 5/02/12	1,000,000	1,000,000
Delaware County, PA, IDA, Revenue Bonds, (Series G) Weekly VRDNs, (Resource Recovery Facility)/(General Electric Capital Corp.), 0.23%, 5/02/12	2,580,000	2,580,000
TOTAL PENNSYLVANIA		$4,655,000

TEXAS – 13.9%
Gulf Coast Waste Disposal Authority, TX, Pollution Control, Refunding Revenue Bonds, Daily VRDNs, (Exxon Mobil Corp.), 0.20%, 5/01/12	2,300,000	2,300,000
Gulf Coast Waste Disposal Authority, TX, Revenue Bonds, Weekly VRDNs, (Air Products LP, OBG), 0.22%, 5/02/12	13,100,000	13,100,000
Harris County Health Facilities Development Corp., TX, Refunding Revenue Bonds, (series B) Daily VRDNs, (JP Morgan Chase/Northern Trust/Bank of America, SPA)/(St. Lukes Episcopal Hospital, OBG), 0.26%, 5/01/12	16,500,000	16,500,000
Houston Higher Education Finance Corp., TX, Revenue Bonds, (Series A) Daily VRDNs, (William Marsh Rice University, OBG), 0.23%, 5/01/12	5,300,000	5,300,000

Description	Par Value	Value

Houston Higher Education Finance Corp., TX, Revenue Bonds, (Series B) Daily VRDNs, (William Marsh Rice University, OBG), 0.22%, 5/01/12	$2,300,000	$2,300,000
Lower Neches Valley Authority Industrial Development Corp., TX, Refunding Revenue Bonds, (Series A-2) Daily VRDNs, (Exxon Mobile Corp.)/(Exxon Capital Ventures, OBG), 0.21%, 5/01/12	2,300,000	2,300,000
Lower Neches Valley Authority Industrial Development Corp., TX, Refunding Revenue Bonds, (Series A-2) Daily VRDNs, (Exxon Mobile Project, OBG), 0.20%, 5/01/12	3,050,000	3,050,000
Water Development Board, TX, Revenue Bonds, (Series A) Daily VRDNs, (JP Morgan Chase Bank NA, SPA), 0.26%, 5/01/12	19,390,000	19,390,000
TOTAL TEXAS		$64,240,000

WISCONSIN – 0.9%
Wisconsin State, Housing & Economic Development Authority, Revenue Bonds, (Series E) Weekly VRDNs, (AGM GO of Authority)/(Federal Home Loan Bank, SPA), 0.35%, 5/02/12	4,135,000	4,135,000
TOTAL WISCONSIN		$4,135,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $200,975,000)		$200,975,000
TOTAL INVESTMENTS – 99.9% (COST $460,756,292)		$460,756,292
OTHER ASSETS LESS LIABILITIES – 0.1%		686,532
TOTAL NET ASSETS – 100.0%		$461,442,824

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commercial Paper	$—	$212,026,000	$—	$212,026,000
Municipal Bonds	—	47,755,292	—	47,755,292
Short-Term Municipal Bonds	—	200,975,000	—	200,975,000

Total	$—	$460,756,292	$—	$460,756,292

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

92

NOTES TO PORTFOLIOS OF INVESTMENTS

(1)	Floating rate note with current rate and stated maturity date shown.

(2)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

(3)	Current rate and next reset date shown for Variable Rate Demand Notes.

(4)	Discount rate at time of purchase.

(5)	At April 30, 2012, the percentage of total investments at market value subject to the alternative minimum tax is as follows:

Wilmington Fund	Amount	Percentage of Total Investments
Wilmington Municipal Bond Fund	$3,510,496	1.0%
Wilmington Maryland Municipal Bond Fund	506,732	0.4%
Wilmington Virginia Municipal Bond Fund	10,327	0.1%

(6)	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2012, these liquid restricted securities were as follows:

Wilmington Fund	Amount	Percentage of Total Net Assets
Wilmington Broad Market Bond Fund	$31,270,072	10.4%
Wilmington Intermediate-Term Bond Fund	5,986,681	2.2%
Wilmington Short-Term Corporate Bond Fund	9,920,180	5.0%
Wilmington Prime Money Market Fund	1,489,519,912	40.1%

(7)	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2012, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Wilmington Broad Market Bond Fund
American Honda Finance Corp.	08/20/2009	$502,572	$519,101
American Tower Trust	04/30/2007	1,000,000	1,071,777
ASIF Global Financing XIX	01/08/2003	1,172,807	1,196,360
BAE Systems Holdings, Inc.	06/01/2009	498,255	572,396
Barrick Gold Corp.	03/29/2012	1,996,400	2,105,306
Baxter International, Inc.	04/25/2012	1,999,903	1,999,972
BNY Institutional Capital Trust A	11/25/1996	1,500,000	1,526,250
Crown Castle Towers LLC	07/29/2010	1,000,000	1,052,500
Crown Castle Towers LLC	08/04/2010	1,003,370	1,052,500
CVS Caremark Corp.	04/25/2012	1,999,900	1,999,983
Daimler Finance North America LLC	09/07/2011	247,588	262,380
Delphi Corp.	05/10/2011	125,000	132,500
Delphi Corp.	05/10/2011	50,000	53,500
Diageo Capital PLC	04/19/2012	1,999,478	1,999,765
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/05/2012	499,005	491,447
Dominion Resources, Inc.	04/20/2012	1,499,724	1,499,886
FMR LLC	10/28/2009	997,720	1,105,933
FUEL Trust	06/14/2011	300,000	311,525
Harley-Davidson Financial Services, Inc.	01/26/2012	499,890	501,471
Harley-Davidson Funding Corp.	11/19/2009	499,195	544,436
Hyundai Capital America	12/01/2011	248,878	258,695
Hyundai Capital Services, Inc.	03/06/2012	249,073	252,542
Kroger Co.	04/30/2012	1,999,978	1,999,979
LA Arena Funding LLC	04/23/1999	1,273,714	1,388,254

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	93

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Liberty Mutual Group, Inc.	05/18/2011	$489,395	$507,219
Metropolitan Life Global Funding I	01/06/2010	498,755	507,173
Pacific Gas & Electric Co.	04/27/2012	1,999,894	1,999,958
Phillips 66	03/07/2012	498,815	521,386
Phillips 66	03/07/2012	249,955	256,566
Rockies Express Pipeline LLC	03/17/2010	499,555	450,000
SLM Student Loan Trust	04/14/2011	611,396	611,690
Western Union Co.	04/30/2012	1,999,982	1,999,982
WM Wrigley Jr. Co.	06/21/2010	499,485	517,640
			$31,270,072	10.4%
Wilmington Intermediate-Term Bond Fund
American Honda Finance Corp.	08/20/2009	1,507,717	1,557,305
American Tower Trust	04/30/2007	1,000,000	1,071,777
Daimler Finance North America LLC	09/07/2011	247,588	262,380
Delphi Corp.	05/10/2011	125,000	132,500
Delphi Corp.	05/10/2011	50,000	53,500
Express Scripts Holding Co.	02/06/2012	149,281	152,379
FUEL Trust	06/14/2011	300,000	311,525
Harley-Davidson Funding Corp.	11/19/2009	499,195	544,436
Hyundai Capital America	12/01/2011	248,878	258,695
Hyundai Capital Services, Inc.	03/06/2012	249,073	252,542
Phillips 66	03/07/2012	498,815	521,386
Phillips 66	03/07/2012	249,955	256,566
SLM Student Loan Trust	04/14/2011	611,396	611,690
			$5,986,681	2.2%
Wilmington Short-Term Corporate Bond Fund
Daimler Finance North America LLC	09/07/2011	993,500	1,036,131
FUEL Trust	06/14/2011	400,000	415,367
Harley-Davidson Financial Services, Inc.	03/01/2011	499,700	525,073
Harley-Davidson Financial Services, Inc.	04/27/2011	503,510	525,073
Hyundai Motor Manufacturing Czech s.r.o.	04/15/2010	249,248	263,544
Kroger Co.	04/30/2012	999,989	999,989
MassMutual Global Funding II	06/25/2009	499,610	503,379
MassMutual Global Funding II	04/07/2011	1,000,000	996,019
Metropolitan Life Global Funding I	01/06/2010	997,510	1,014,345
Phillips 66	03/07/2012	499,770	505,039
Porsche Financial Auto Securitization Trust	06/16/2011	767,143	767,715
SLM Student Loan Trust	04/14/2011	815,195	815,587
WM Wrigley Jr. Co.	04/20/2011	1,553,175	1,552,919
			$9,920,180	5.0%
Wilmington Prime Money Market Fund
Air Products & Chemicals, Inc.	04/19/2012	51,997,183	51,999,783
Air Products & Chemicals, Inc.	04/20/2012	40,997,608	40,999,487
American Honda Finance Corp.	01/11/2012	25,000,000	25,000,000
Archer-Daniels-Midland Co.	04/17/2012	49,994,375	49,997,292
Archer-Daniels-Midland Co.	04/26/2012	39,998,167	39,999,000
Australia & New Zealand Banking Group Ltd.	02/07/2012	24,989,257	24,999,056
Baker Hughes, Inc.	04/25/2012	42,574,675	42,575,811

ANNUAL REPORT  /  April 30, 2012

94	NOTES TO PORTFOLIOS OF INVESTMENTS

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
BASF SE	04/17/2012	$49,982,500	$49,986,000
BASF SE	04/30/2012	44,788,252	44,788,452
BP Capital Markets PLC	02/13/2012	25,000,000	25,000,000
Coca Cola Enterprises, Inc.	12/12/2011	49,963,639	49,996,931
Coca Cola Enterprises, Inc.	03/29/2012	49,984,056	49,990,472
Commonwealth Bank of Australia	04/24/2012	49,977,882	49,979,583
CRC Funding LLC	02/09/2012	59,962,083	59,996,250
CRC Funding LLC	02/09/2012	9,993,681	9,999,375
EI Du Pont de Nemours & Co.	03/19/2012	19,996,089	19,999,911
EI Du Pont de Nemours & Co.	04/23/2012	39,990,756	39,992,178
EI Du Pont de Nemours & Co.	04/24/2012	39,991,467	39,992,711
Glaxosmithkline Finance PLC	04/26/2012	44,997,375	44,998,313
Honeywell International, Inc.	01/05/2012	24,954,167	24,974,479
Honeywell International, Inc.	02/27/2012	14,463,170	14,470,898
MetLife Short Term Funding LLC	04/16/2012	49,972,528	49,977,319
MetLife Short Term Funding LLC	04/24/2012	24,986,583	24,987,604
Nestle Capital Corp.	12/01/2011	24,944,931	24,972,375
Nestle Capital Corp.	12/01/2011	4,988,986	4,994,475
Nestle Capital Corp.	12/05/2011	42,906,523	42,952,485
Nestle Capital Corp.	12/05/2011	6,984,783	6,992,265
Old Line Funding LLC	04/04/2012	99,920,778	99,938,028
Pacific Life Insurance Co.	04/26/2012	49,995,778	49,996,889
Philip Morris International, Inc.	04/24/2012	49,981,556	49,983,111
Procter & Gamble Co.	02/17/2012	34,990,550	34,999,183
Sanofi	04/13/2012	99,964,417	99,974,917
Siemens Capital Co., LLC	04/19/2012	27,094,806	27,096,161
Sysco Corp.	04/18/2012	48,925,719	48,928,369
Unilever Capital Corp.	01/18/2012	41,969,200	41,987,400
Unilever Capital Corp.	01/18/2012	7,994,133	7,997,600
Wal-Mart Stores, Inc.	02/06/2012	19,993,933	19,999,600
Walt Disney Co.	01/04/2012	46,982,884	46,997,519
Walt Disney Co.	01/04/2012	7,006,448	7,008,630
			$1,489,519,912	40.1%

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	95
(8)	7-Day net yield.

(10)	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2012, the value of these securities amounted to:

Wilmington Fund	Amount	Percentage of Total Net Assets
Wilmington Short Duration Government Bond Fund	$34,986	0.0%

(11)	Security is in default.

(12)	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

(13)	The Fund’s advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(14)	All or a portion of this security was segregated for extended settlement contracts.

*	Non-income producing security.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

BANs – Bond Anticipation Notes

CAPMAC – Capital Markets Assurance Corporation

CIFG – CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

COL – Collateralized

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Association

FGIC – Financial Guarantee Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

GTD – Guaranteed

HDA – Housing Development Authority

HEFA – Health & Education Facility Authority

IDA – Industrial Development Authority/Agency

IDFA – Industrial Development Finance Authority

INS – Insured

LIQ – Liquidity Agreement

LLC – Limited Liability Corporation

LOC – Letter of Credit

LP – Limited Partnership

MTN – Medium Term Note

PLC – Public Company Limited

PRF – Prerefunded

Q-SBLF – Qualified School Bond Loan Fund

SCSDE – South Carolina State Department of Education

TANs – Tax Anticipation Notes

TBA – To Be Announced

UT – Unlimited Tax

UPMC – University of Pittsburgh Medical Center

VRDNs – Variable Rate Demand Notes

XLCA – XL Capital Assurance Inc.

ANNUAL REPORT  /  April 30, 2012

96	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2012	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Corporate Bond Fund		Wilmington Short Duration Government Bond Fund	Wilmington Municipal Bond Fund
ASSETS:
Investments, at identified cost	$309,388,669		$256,139,253		$197,578,941		$170,631,262	$142,134,591

Investments in repurchase agreements, at value (Including securities on loan)	$14,408,612		$17,914,302		$2,064,187		$—	$—
Investments in securities, at value	310,592,008		250,436,490		197,596,435		175,212,387	149,523,599

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	325,000,620		268,350,792		199,660,622		175,212,387	149,523,599

Income receivable	2,445,576		2,213,767		1,800,807		741,962	1,782,281
Receivable for shares sold	838,034		310,912		627,980		234,119	493,132
Receivable for investments sold	253,438		1,560,313		253,438		1,404	—
Other assets	5,232		3,121		7,498		2,567	11,442

TOTAL ASSETS	328,542,900		272,438,905		202,350,345		176,192,439	151,810,454

LIABILITIES:
Payable for investments purchased	15,369,637		1,640,311		1,749,746		—	4,736,908
Collateral for securities on loan	11,361,741		2,305,302		1,570,120		—	—
Income distribution payable	794,519		540,135		222,531		403,802	253,561
Payable for shares redeemed	496,492		107,116		295,455		535,480	33,411
Payable for Trustees’ fees	730		772		805		456	1,817
Payable for distribution services fee	3,996		8,001		3,732		11,798	239
Payable for shareholder services fee	1,362		2,200		9		142	22
Other accrued expenses	107,610		89,492		69,674		61,908	67,789

TOTAL LIABILITIES	28,136,087		4,693,329		3,912,072		1,013,586	5,093,747

NET ASSETS	$300,406,813		$267,745,576		$198,438,273		$175,178,853	$146,716,707

NET ASSETS CONSIST OF:
Paid-in capital	$282,756,711		$254,164,030		$196,272,275		$172,651,611	$137,153,048
Undistributed (distributions in excess of) net investment income	95,859		47,637		23,865		(51,557)	(201)
Accumulated net realized gain (loss) on investments	1,942,292		1,322,370		60,452		(2,002,326)	2,174,852
Net unrealized appreciation (depreciation) of investments	15,611,951		12,211,539		2,081,681		4,581,125	7,389,008

TOTAL NET ASSETS	$300,406,813		$267,745,576		$198,438,273		$175,178,853	$146,716,707

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
A Shares
Net Assets	$8,431,194		$12,961,031		$8,911,994		$22,874,213	$707,866

Shares outstanding (unlimited shares authorized)	824,184		1,217,607		867,084		2,337,051	51,341

Net Asset Value per share	$10.23		$10.64		$10.28		$9.79	$13.79

Offering price per share*	$10.71	***	$11.14	***	$10.46	**	$9.96 **	$14.44	***

C Shares
Net Assets	$—		$1,365,365		$350,213		$905,273	$—

Shares outstanding (unlimited shares authorized)	—		127,996		34,042		92,288	—

Net Asset Value per share	$—		$10.67		$10.29		$9.81	$—

I Shares
Net Assets	$291,975,619		$253,419,180		$189,176,066		$151,399,367	$146,008,841

Shares outstanding (unlimited shares authorized)	29,005,989		23,794,420		18,404,532		15,438,250	10,587,230

Net Asset Value per share	$10.07		$10.65		$10.28		$9.81	$13.79

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/98.25 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	97

April 30, 2012	Wilmington Maryland Municipal Bond Fund		Wilmington New York Municipal Bond Fund		Wilmington Pennsylvania Municipal Bond Fund		Wilmington Virginia Municipal Bond Fund		Wilmington Prime Money Market Fund
ASSETS:
Investments, at identified cost	$107,888,806		$107,597,858		$103,691,013		$19,132,396		$3,710,851,620

Investments in repurchase agreements, at value	$—		$—		$—		$—		$735,600,000
Investments in securities, at value	112,720,495		113,724,594		109,618,680		20,303,701		2,975,251,620

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	112,720,495		113,724,594		109,618,680		20,303,701		3,710,851,620

Cash	27,500		—		—		—		31,762
Income receivable	1,351,077		1,331,588		1,346,390		239,695		818,552
Receivable for shares sold	154,335		149,033		59,929		19,120		2,709
Receivable for investments sold	—		—		—		497,365		—
Other assets	2,737		—		1,563		1,392		9,527

TOTAL ASSETS	114,256,144		115,205,215		111,026,562		21,061,273		3,711,714,170

LIABILITIES:
Payable for investments purchased	2,417,430		4,956,289		9,795,618		601,835		—
Income distribution payable	245,099		168,023		220,825		34,298		97,586
Payable for shares redeemed	20,868		1,496		12,415		—		—
Payable for Trustees’ fees	580		551		560		578		181
Payable for distribution services fee	15,676		24,041		3,464		10,023		3,074
Payable for shareholder services fee	1,798		222		87		—		32,798
Other accrued expenses	52,386		42,322		48,313		40,157		461,404

TOTAL LIABILITIES	2,753,837		5,192,944		10,081,282		686,891		595,043

NET ASSETS	$111,502,307		$110,012,271		$100,945,280		$20,374,382		$3,711,119,127

NET ASSETS CONSIST OF:
Paid-in capital	$107,132,048		$107,146,644		$94,499,351		$18,928,069		$3,711,104,354
Undistributed (distributions in excess of) net investment income	21,419		24,569		37,089		338		13,101
Accumulated net realized gain (loss) on investments	(482,849)		(3,285,678)		481,173		274,670		1,672
Net unrealized appreciation (depreciation) of investments	4,831,689		6,126,736		5,927,667		1,171,305		—

TOTAL NET ASSETS	$111,502,307		$110,012,271		$100,945,280		$20,374,382		$3,711,119,127

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
A Shares
Net Assets	$36,078,975		$35,099,417		$8,677,638		$20,374,382		$—

Shares outstanding (unlimited shares authorized)	3,548,138		3,312,908		826,180		1,818,044		—

Net Asset Value per share	$10.17		$10.59		$10.50		$11.21		$—

Offering price per share*	$10.65	***	$11.09	***	$10.99	***	$11.74	***	$—

Administrative Shares
Net Assets	$—		$—		$—		$—		$464,721,073

Shares outstanding (unlimited shares authorized)	—		—		—		—		464,824,931

Net Asset Value per share	$—		$—		$—		$—		$1.00

I Shares
Net Assets	$75,423,332		$74,912,854		$92,267,642		$—		$—

Shares outstanding (unlimited shares authorized)	7,405,616		7,067,124		8,781,473		—		—

Net Asset Value per share	$10.18		$10.60		$10.51		$—		$—

Institutional Shares
Net Assets	$—		$—		$—		$—		$42,072,466

Shares outstanding (unlimited shares authorized)	—		—		—		—		42,072,580

Net Asset Value per share	$—		$—		$—		$—		$1.00

Select Shares
Net Assets	$—		$—		$—		$—		$2,424,782,699

Shares outstanding (unlimited shares authorized)	—		—		—		—		2,425,053,223

Net Asset Value per share	$—		$—		$—		$—		$1.00

Service Shares
Net Assets	$—		$—		$—		$—		$779,542,889

Shares outstanding (unlimited shares authorized)	—		—		—		—		779,583,363

Net Asset Value per share	$—		$—		$—		$—		$1.00

*	See “How are Shares Priced?” in the Prospectus.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2012

98	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2012	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
ASSETS:
Investments, at identified cost	$3,971,452,749	$1,128,240,682	$460,756,292

Investments in repurchase agreements, at value	$1,572,700,000	$603,000,000	$—
Investments in securities, at value	2,398,752,749	525,240,682	460,756,292

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	3,971,452,749	1,128,240,682	460,756,292

Cash	48,593	58,409	58,971
Income receivable	1,729,290	284,971	725,384
Receivable for shares sold	18	—	7,335
Other assets	15,942	4,796	457

TOTAL ASSETS	3,973,246,592	1,128,588,858	461,548,439

LIABILITIES:
Income distribution payable	31,510	8,596	5,371
Payable for Trustees’ fees	1,725	131	956
Payable for distribution services fee	6,923	3,625	531
Other accrued expenses	345,438	130,486	98,757

TOTAL LIABILITIES	385,596	142,838	105,615

NET ASSETS	$3,972,860,996	$1,128,446,020	$461,442,824

NET ASSETS CONSIST OF:
Paid-in capital	$3,972,857,350	$1,128,437,937	$461,510,452
Undistributed (distributions in excess of) net investment income	(14,818)	8,083	4,430
Accumulated net realized gain (loss) on investments	18,464	—	(72,058)

TOTAL NET ASSETS	$3,972,860,996	$1,128,446,020	$461,442,824

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Shares
Net Assets	$1,801,115,026	$909,306,368	$41,512,679

Shares outstanding (unlimited shares authorized)	1,801,302,173	909,335,718	41,515,117

Net Asset Value per share	$1.00	$1.00	$1.00

Select Shares
Net Assets	$1,213,145,594	$210,230,804	$362,550,852

Shares outstanding (unlimited shares authorized)	1,213,270,782	210,248,019	362,594,477

Net Asset Value per share	$1.00	$1.00	$1.00

Service Shares
Net Assets	$873,277,973	$8,908,848	$57,379,293

Shares outstanding (unlimited shares authorized)	873,266,401	8,909,082	57,425,914

Net Asset Value per share	$1.00	$1.00	$1.00

Institutional Shares
Net Assets	$85,322,403	$—	$—

Shares outstanding (unlimited shares authorized)	85,324,488	—	—

Net Asset Value per share	$1.00	$—	$—

See Notes which are an integral part of the Financial Statements

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS	99

Year Ended April 30, 2012	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Corporate Bond Fund	Wilmington Short Duration Government Bond Fund

INVESTMENT INCOME:
Dividends	$203	$196	$1,453	$4
Interest	9,651,585	4,298,870	3,912,027	3,025,143
Security lending	5,791	8,575	4,149	—

TOTAL INVESTMENT INCOME	9,657,579	4,307,641	3,917,629	3,025,147

EXPENSES:
Investment advisory fee	1,365,172	861,624	1,297,629	706,068
Administrative personnel and services fee	64,494	36,037	53,481	33,316
Portfolio accounting, administration and custodian fees	99,964	66,849	90,943	46,732
Transfer and dividend disbursing agent fees and expenses	88,363	26,240	87,754	26,197
Trustees’ fees	20,199	20,199	20,356	20,199
Professional fees	45,839	41,511	41,197	35,879
Distribution services fee—A Shares	17,088	20,253	26,731	43,353
Distribution services fee—C Shares	—	13,698	4,237	11,095
Shareholder services fee—A Shares	17,088	20,253	26,731	43,353
Shareholder services fee—C Shares	—	3,425	1,059	2,774
Shareholder services fee—I Shares	568,592	309,715	454,643	258,412
Share registration costs	29,037	35,112	33,070	33,878
Printing and postage	17,119	6,006	15,730	5,737
Miscellaneous	34,050	23,763	27,219	17,813

TOTAL EXPENSES	2,367,005	1,484,685	2,180,780	1,284,806

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(218,972)	(257,231)	(482,849)	(156,505)
Waiver of shareholder services fee—A Shares	(10,556)	(12,161)	(26,731)	(43,353)
Waiver of shareholder services fee—C Shares	—	(2,481)	(1,059)	(2,588)
Waiver of shareholder services fee—I Shares	(568,592)	(309,715)	(454,643)	(258,412)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(7,364)	(1,517)	(7,395)	(3,355)

TOTAL WAIVERS AND REIMBURSEMENTS	(805,484)	(583,105)	(972,677)	(464,213)

Net expenses	1,561,521	901,580	1,208,103	820,593

Net investment income	8,096,058	3,406,061	2,709,526	2,204,554

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,123,925	4,066,312	378,568	1,826,640
Net change in unrealized appreciation (depreciation) of investments	1,282,204	(693,946)	63,770	(1,991,670)

Net realized and unrealized gain (loss) on investments	7,406,129	3,372,366	442,338	(165,030)

Change in net assets resulting from operations	$15,502,187	$6,778,427	$3,151,864	$2,039,524

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2012

100	STATEMENTS OF OPERATIONS (continued)

	Wilmington Municipal Bond Fund		Wilmington Maryland Municipal Bond Fund	Wilmington New York Municipal Bond Fund	Wilmington Pennsylvania Municipal Bond Fund
	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2012	Year Ended April 30, 2012
INVESTMENT INCOME:
Dividends	$—	$12,043	$—	$76	$45
Interest	4,092,340	6,416,445	4,918,047	3,798,821	4,178,030

TOTAL INVESTMENT INCOME	4,092,340	6,428,488	4,918,047	3,798,897	4,178,075

EXPENSES:
Investment advisory fee	449,396	556,187	760,153	714,080	673,144
Administrative personnel and services fee	28,868	25,616	31,316	29,437	27,742
Portfolio accounting, administration and custodian fees	90,045	135,636	55,250	49,893	50,100
Transfer and dividend disbursing agent fees and expenses	45,350	65,701	23,267	28,957	19,545
Trustees’ fees	24,521	34,750	20,396	20,419	20,452
Professional fees	44,792	61,294	37,590	39,018	38,272
Distribution services fee—A Shares	1,636	1,633	89,260	87,257	20,731
Shareholder services fee—A Shares	239	—	89,260	87,257	20,731
Shareholder services fee—I Shares	49,104	—	193,059	178,421	229,512
Share registration costs	25,757	34,014	13,003	7,279	—
Printing and postage	24,871	18,925	2,340	5,666	3,561
Compliance services	8,571	11,645	—	—	—
Miscellaneous	19,482	19,364	23,740	21,456	19,363

TOTAL EXPENSES	812,632	964,765	1,338,634	1,269,140	1,123,153

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(23,407)	—	(216,174)	(287,060)	(158,540)
Waiver of shareholder services fee—A Shares	(239)	—	(79,352)	(87,263)	(20,752)
Waiver of shareholder services fee—I Shares	(49,104)	—	(193,059)	(178,421)	(229,512)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	—	—	(1,267)	(2,144)	(842)

TOTAL WAIVERS AND REIMBURSEMENTS	(72,750)	—	(489,852)	(554,888)	(409,646)

Net expenses	739,882	964,765	848,782	714,252	713,507

Net investment income	3,352,458	5,463,723	4,069,265	3,084,645	3,464,568

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,265,303	654,612	(421,195)	1,125,425	1,084,003
Realized gain distributions received from investment companies	—	12	—	—	—
Net change in unrealized appreciation (depreciation) of investments	5,001,572	(273,365)	4,937,390	4,137,027	3,614,827

Net realized and unrealized gain (loss) on investments	8,266,875	381,259	4,516,195	5,262,452	4,698,830

Change in net assets resulting from operations	$11,619,333	$5,844,982	$8,585,460	$8,347,097	$8,163,398

(a)	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	101

Year Ended April 30, 2012	Wilmington Virginia Municipal Bond Fund	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Dividends	$—	$—	$—	$19,050	$—
Interest	774,973	3,477,349	3,223,258	717,813	456,750

TOTAL INVESTMENT INCOME	774,973	3,477,349	3,223,258	736,863	456,750

EXPENSES:
Investment advisory fee	139,728	7,412,850	9,944,239	4,324,381	762,020
Administrative personnel and services fee	5,756	500,523	678,246	300,095	50,648
Portfolio accounting, administration and custodian fees	21,220	593,337	798,177	361,767	75,787
Transfer and dividend disbursing agent fees and expenses	15,327	157,246	11,976	16,886	13,963
Trustees’ fees	20,198	20,363	18,999	19,868	20,832
Professional fees	36,588	43,404	35,992	42,121	40,026
Distribution services fee—A Shares	51,878	—	—	—	—
Distribution services fee—Administrative Shares	—	961,704	4,726,344	2,147,566	100,443
Distribution services fee—S Shares	—	12,131	—	—	—
Distribution services fee—Service Shares	—	726,621	332,677	23,249	45,848
Shareholder services fee—A Shares	51,878	—	—	—	—
Shareholder services fee—Administrative Shares	—	245,624	1,292,999	527,052	29,416
Shareholder services fee—I Shares	—	—	—	257,159	—
Shareholder services fee—Institutional I Shares	—	1,094,828	—	—	—
Shareholder services fee—S Shares	—	12,131	—	—	—
Shareholder services fee—Select Shares	—	1,823,309	1,124,113	274,765	328,612
Shareholder services fee—Service Shares	—	726,632	332,677	23,249	46,610
Share registration costs	4,090	49,178	33,874	36,442	30,194
Printing and postage	2,202	34,539	14,405	9,368	2,883
Miscellaneous	9,466	153,483	203,852	123,207	11,082

TOTAL EXPENSES	358,331	14,567,903	19,548,570	8,487,175	1,558,364

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(106,891)	(5,975,593)	(8,779,177)	(4,624,661)	(573,924)
Waiver of distribution services fee—Administrative Shares	—	(961,704)	(4,726,344)	(2,147,566)	(100,443)
Waiver of distribution services fee—S Shares	—	(12,131)	—	—	—
Waiver of distribution services fee—Service Shares	—	(726,621)	(332,677)	(23,249)	(45,848)
Waiver of shareholder services fee—A Shares	(51,878)	—	—	—	—
Waiver of shareholder services fee—Administrative Shares	—	(245,624)	(1,292,999)	(527,052)	(29,416)
Waiver of shareholder services fee—I Shares	—	—	—	(257,159)	—
Waiver of shareholder services fee—Institutional I Shares	—	(1,106,758)	—	—	—
Waiver of shareholder services fee—S Shares	—	(12,030)	—	—	—
Waiver of shareholder services fee—Select Shares	—	(1,821,444)	(1,124,113)	(274,765)	(328,612)
Waiver of shareholder services fee—Service Shares	—	(673,399)	(332,677)	(23,249)	(46,198)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(441)	(20,455)	(66)	(727)	(299)

TOTAL WAIVERS AND REIMBURSEMENTS	(159,210)	(11,555,759)	(16,588,053)	(7,878,428)	(1,124,740)

Net expenses	199,121	3,012,144	2,960,517	608,747	433,624

Net investment income	575,852	465,205	262,741	128,116	23,126

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	274,828	5,879	31,971	13,750	46
Net change in unrealized appreciation (depreciation) of investments	594,440	—	—	—	—

Net realized and unrealized gain (loss) on investments	869,268	5,879	31,971	13,750	46

Change in net assets resulting from operations	$1,445,120	$471,084	$294,712	$141,866	$23,172

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2012

102	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$8,096,058	$8,477,621	$3,406,061	$4,401,668
Net realized gain (loss) on investments	6,123,925	5,541,696	4,066,312	3,843,770
Net change in unrealized appreciation (depreciation) of investments	1,282,204	63,926	(693,946)	(999,035)

Change in net assets resulting from operations	15,502,187	14,083,243	6,778,427	7,246,403

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(219,962)	(229,377)	(183,231)	(215,492)
B Shares	—	(14,459)	—	(6,314)
C Shares	—	—	(21,044)	(21,648)
I Shares	(8,190,147)	(8,235,941)	(3,258,611)	(4,253,857)
Distributions from net realized gain on investments
A Shares	(155,794)	(88,622)	(277,193)	(69,233)
B Shares	—	—	—	(2,389)
C Shares	—	(7,145)	(46,621)	(10,680)
I Shares	(5,189,617)	(2,856,073)	(3,682,030)	(1,074,039)

Change in net assets resulting from distributions to shareholders	(13,755,520)	(11,431,617)	(7,468,730)	(5,653,652)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	338,445	1,531,738	2,574,273	3,134,711
B Shares	—	11,396	—	27,026
C Shares	—	—	619,511	1,262,659
I Shares	65,940,446	63,281,313	27,033,293	24,929,262
Proceeds from shares issued in connection with Reorganization (Note 8)	58,782,175	—	147,980,426	—
Distributions reinvested
A Shares	337,682	276,843	392,754	216,735
B Shares	—	22,645	—	7,292
C Shares	—	—	56,008	19,469
I Shares	9,693,413	7,016,050	4,689,799	2,752,514
Cost of shares redeemed
A Shares	(767,544)	(1,517,023)	(1,127,972)	(2,472,238)
B Shares	—	(668,876)	—	(306,283)
C Shares	—	—	(623,521)	(16,372)
I Shares	(51,652,201)	(69,285,835)	(28,850,257)	(44,123,895)

Change in net assets resulting from share transactions	82,672,416	668,251	152,744,314	(14,569,120)

Change in net assets	84,419,083	3,319,877	152,054,011	(12,976,369)
NET ASSETS:
Beginning of year	215,987,730	212,667,853	115,691,565	128,667,934

End of year	$300,406,813	$215,987,730	$267,745,576	$115,691,565

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$95,859	$7,645	$47,637	$18,485

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	31,833	146,295	240,914	293,326
B Shares	—	1,149	—	740
C Shares	—	—	57,791	117,963
I Shares	6,573,305	6,335,156	2,537,108	2,339,460
Shares issued in connection with Reorganization (Note 8)	5,858,174	—	13,946,072	—
Distributions reinvested
A Shares	33,350	27,285	37,284	20,281
B Shares	—	2,264	—	682
C Shares	—	—	5,324	1,818
I Shares	974,780	702,473	445,485	257,459
Shares redeemed
A Shares	(73,823)	(149,715)	(105,708)	(230,193)
B Shares	—	(62,370)	—	(28,673)
C Shares	—	—	(57,861)	(1,540)
I Shares	(5,138,452)	(6,894,829)	(2,711,555)	(4,120,095)

Net change resulting from share transactions	8,259,167	107,708	14,394,854	(1,348,772)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	103

	Wilmington Short-Term Corporate Bond Fund		Wilmington Short Duration Government Bond Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$2,709,526	$2,537,451	$2,204,554	$2,369,230 **
Net realized gain (loss) on investments	378,568	1,293,976	1,826,640	(138,094)**
Net change in unrealized appreciation (depreciation) of investments	63,770	55,915	(1,991,670)	(16,673)**

Change in net assets resulting from operations	3,151,864	3,887,342	2,039,524	2,214,463

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(127,699)	(109,128)	(384,724)	(333,191)
B Shares	—	(1,363)	—	(3,499)
C Shares	(1,852)	(2,259)	(15,881)	(13,324)
I Shares	(2,645,212)	(2,439,743)	(2,532,776)	(2,299,117)
Distributions from net realized gain on investments
A Shares	(36,859)	(8,792)	—	—
B Shares	—	(237)	—	—
C Shares	(1,477)	(443)	—	—
I Shares	(646,562)	(214,131)	—	—

Change in net assets resulting from distributions to shareholders	(3,459,661)	(2,776,096)	(2,933,381)	(2,649,131)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	6,816,943	7,946,101	3,592,852	8,674,399
B Shares	—	13,410	—	8,435
C Shares	197,370	259,710	355,365	1,045,861
I Shares	63,222,247	95,077,274	61,490,495	37,734,803
Proceeds from Shares issued in connection with Reorganization (Note 8)	—	—	63,847,406	—
Distributions reinvested
A Shares	152,669	69,382	290,578	265,899
B Shares	—	1,721	—	3,326
C Shares	1,417	813	9,954	6,704
I Shares	2,099,699	1,422,061	1,066,256	809,777
Cost of shares redeemed
A Shares	(9,920,311)	(1,647,678)	(3,585,926)	(2,725,621)
B Shares	—	(176,053)	—	(258,057)
C Shares	(240,015)	(1,507)	(681,389)	(26,104)
I Shares	(52,413,258)	(29,642,966)	(51,428,411)	(32,855,236)

Change in net assets resulting from share transactions	9,916,761	73,322,268	74,957,180	12,684,186

Change in net assets	9,608,964	74,433,514	74,063,323	12,249,518
NET ASSETS:
Beginning of year	188,829,309	114,395,795	101,115,530	88,866,012

End of year	$198,438,273	$188,829,309	$175,178,853	$101,115,530

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$23,865	$3,962	$(51,557)	$(1,656)

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	663,009	775,059	366,327	877,882
B Shares	—	510	—	537
C Shares	19,230	25,425	36,087	105,279
I Shares	6,160,045	9,267,129	6,256,075	3,803,486
Shares issued in connection with Reorganization (Note 8)	—	—	6,515,306	—
Distributions reinvested
A Shares	14,899	6,774	29,600	26,880
B Shares	—	168	—	335
C Shares	138	79	1,011	677
I Shares	204,972	138,880	108,485	81,679
Shares redeemed
A Shares	(967,743)	(160,018)	(365,307)	(276,107)
B Shares	—	(17,138)	—	(26,163)
C Shares	(23,452)	(147)	(69,313)	(2,646)
I Shares	(5,113,279)	(2,898,257)	(5,240,005)	(3,321,856)

Net change resulting from share transactions	957,819	7,138,464	7,638,266	1,269,983

**	Certain amounts have been reclassified to reflect amortization adjustments and paydown losses.

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2012

104	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Municipal Bond Fund			Wilmington Maryland Municipal Bond Fund
	Ten Months Ended April 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$3,352,458	$5,463,723	$5,385,936	$4,069,265	$4,668,179
Net realized gain (loss) on investments	3,265,303	654,624	1,207,422	(421,195)	252,837
Net change in unrealized appreciation (depreciation) of investments	5,001,572	(273,365)	5,341,547	4,937,390	(2,733,910)

Change in net assets resulting from operations	11,619,333	5,844,982	11,934,905	8,585,460	2,187,106

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(16,766)	(20,833)	(9,966)	(1,221,463)	(1,411,378)
B Shares	—	—	—	—	(15,389)
I Shares	(3,335,788)	(5,442,890)	(5,375,970)	(2,860,460)	(3,254,642)
Distributions from net realized gain on investments
A Shares	(10,129)	(3,181)	(317)	—	—
I Shares	(1,733,845)	(999,078)	(286,188)	—	—

Change in net assets resulting from distributions to shareholders	(5,096,528)	(6,465,982)	(5,672,441)	(4,081,923)	(4,681,409)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	68,090	409,604	413,692	1,613,461	1,521,011
B Shares	—	—	—	—	—
I Shares	31,325,608	34,655,128	86,810,282	5,357,945	9,415,881
Distributions reinvested
A Shares	22,813	16,031	3,097	990,695	1,040,983
B Shares	—	—	—	—	7,585
I Shares	2,373,765	2,386,205	1,795,491	335,735	324,919
Cost of shares redeemed
A Shares	(176,393)	(247,382)	(11,356)	(2,486,938)	(9,493,968)
B Shares	—	—	—	—	(706,018)
I Shares	(35,697,116)	(61,153,482)	(63,678,569)	(12,273,784)	(14,166,229)

Change in net assets resulting from share transactions	(2,083,233)	(23,933,896)	25,332,637	(6,462,886)	(12,055,836)

Change in net assets	4,439,572	(24,554,896)	31,595,101	(1,959,349)	(14,550,139)
NET ASSETS:
Beginning of period	142,277,135	166,832,031	135,236,930	113,461,656	128,011,795

End of period	$146,716,707	$142,277,135	$166,832,031	$111,502,307	$113,461,656

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(201)	$(105)	$(105)	$21,419	$3,875

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	5,004	31,504	31,462	161,476	149,203
B Shares	—	—	—	—	—
I Shares	2,307,549	2,623,517	6,631,216	533,219	948,495
Distributions reinvested
A Shares	1,687	1,218	235	98,962	104,729
B Shares	—	—	—	—	759
I Shares	175,583	181,311	137,518	33,491	32,676
Shares redeemed
A Shares	(12,840)	(19,039)	(885)	(248,089)	(958,526)
B Shares	—	—	—	—	(67,717)
I Shares	(2,627,310)	(4,648,399)	(4,881,554)	(1,223,458)	(1,431,439)

Net change resulting from share transactions	(150,327)	(1,829,888)	1,917,992	(644,399)	(1,221,820)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	105

	Wilmington New York Municipal Bond Fund		Wilmington Pennsylvania Municipal Bond Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$3,084,645	$3,871,732	$3,464,568	$3,690,730
Net realized gain (loss) on investments	1,125,425	(345,235)	1,084,003	335,442
Net change in unrealized appreciation (depreciation) of investments	4,137,027	(1,506,769)	3,614,827	(1,391,118)

Change in net assets resulting from operations	8,347,097	2,019,728	8,163,398	2,635,054

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(948,523)	(1,341,392)	(273,645)	(237,624)
B Shares	—	(19,307)	—	(13,838)
I Shares	(2,122,485)	(2,531,467)	(3,261,367)	(3,431,099)
Distributions from net realized gain on investments

Change in net assets resulting from distributions to shareholders	(3,071,008)	(3,892,166)	(3,535,012)	(3,682,561)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	1,396,095	2,265,693	746,960	2,464,530
B Shares	—	—	—	—
I Shares	14,491,388	16,836,677	8,778,763	11,182,194
Distributions reinvested
A Shares	782,863	1,054,658	191,056	180,604
B Shares	—	17,328	—	9,777
I Shares	1,075,560	998,141	740,423	609,900
Cost of shares redeemed
A Shares	(2,935,575)	(9,155,442)	(394,669)	(1,548,480)
B Shares	—	(856,341)	—	(700,665)
I Shares	(13,100,538)	(15,032,428)	(15,281,446)	(15,309,800)

Change in net assets resulting from share transactions	1,709,793	(3,871,714)	(5,218,913)	(3,111,940)

Change in net assets	6,985,882	(5,744,152)	(590,527)	(4,159,447)
NET ASSETS:
Beginning of year	103,026,389	108,770,541	101,535,807	105,695,254

End of year	$110,012,271	$103,026,389	$100,945,280	$101,535,807

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$24,569	$(5,730)	$37,089	$107,695

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	134,466	216,375	72,848	241,930
B Shares	—	—	—	—
I Shares	1,394,887	1,657,937	844,582	1,106,663
Distributions reinvested
A Shares	75,819	103,173	18,561	17,807
B Shares	—	1,693	—	963
I Shares	104,094	97,715	71,896	60,219
Shares redeemed
A Shares	(281,345)	(909,289)	(38,305)	(151,094)
B Shares	—	(77,988)	—	(66,995)
I Shares	(1,266,350)	(1,475,745)	(1,486,652)	(1,521,321)

Net change resulting from share transactions	161,571	(386,129)	(517,070)	(311,828)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2012

106	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Virginia Municipal Bond Fund		Wilmington Prime Money Market Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$575,852	$684,515	$465,205	$465,415
Net realized gain (loss) on investments	274,828	79,544	5,879	—
Net change in unrealized appreciation (depreciation) of investments	594,440	(241,291)	—	—

Change in net assets resulting from operations	1,445,120	522,768	471,084	465,415

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(573,992)	(681,181)	—	—
Administrative Shares	—	—	(97,456)	(164,341)
B Shares	—	—	—	(19)
Institutional I Shares	—	—	(96,235)	(225,258)
Institutional Shares	—	—	(2,187)	—
S Shares	—	—	(511)	(1,192)
Select Shares	—	—	(204,449)	(43,015)
Service Shares	—	—	(30,012)	(23,560)
Distributions from net realized gain on investments
A Shares	(61,136)	—	—	—
Administrative Shares	—	—	(1,010)	—
Institutional I Shares	—	—	(1,762)	—
S Shares	—	—	(17)	—
Select Shares	—	—	(863)	—
Service Shares	—	—	(555)	—

Change in net assets resulting from distributions to shareholders	(635,128)	(681,181)	(435,057)	(457,385)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	1,309,355	1,047,561	—	—
Administrative Shares	—	—	854,721,908	858,351,940
B Shares	—	—	—	48,770
Institutional I Shares	—	—	976,613,959	1,116,334,940
Institutional Shares	—	—	42,909,072	—
S Shares	—	—	53,086,901	112,590,000
Select Shares	—	—	2,657,192,587	1,159,756,741
Service Shares	—	—	474,230,548	155,495,435
Proceeds from shares issued in connection with Reorganization (Note 8)	—	—	2,179,476,547	—
Distributions reinvested
A Shares	390,348	373,793	—	—
Administrative Shares	—	—	5	10
B Shares	—	—	—	21
Institutional I Shares	—	—	6,058	16,082
Institutional Shares	—	—	497	—
S Shares	—	—	17	60
Select Shares	—	—	59,435	33,365
Service Shares	—	—	23,172	23,257
Cost of shares redeemed
A Shares	(2,938,549)	(1,697,760)	—	—
Administrative Shares	—	—	(806,384,915)	(867,066,245)
B Shares	—	—	—	(253,926)
Institutional I Shares	—	—	(1,488,987,356)	(1,170,580,109)
Institutional Shares	—	—	(47,746,474)	—
S Shares	—	—	(58,957,563)	(119,546,284)
Select Shares	—	—	(2,071,526,559)	(1,273,362,600)
Service Shares	—	—	(552,021,749)	(182,348,866)

Change in net assets resulting from share transactions	(1,238,846)	(276,406)	2,212,696,090	(210,507,409)

Change in net assets	(428,854)	(434,819)	2,212,732,117	(210,499,379)
NET ASSETS:
Beginning of year	20,803,236	21,238,055	1,498,387,010	1,708,886,389

End of year	20,374,382	$20,803,236	$3,711,119,127	$1,498,387,010

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$338	$2,441	$13,101	$(21,254)

(Statements of Changes in Net Assets continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	107

	Wilmington Virginia Municipal Bond Fund		Wilmington Prime Money Market Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	118,674	96,080	—	—
Administrative Shares	—	—	854,721,908	858,351,940
B Shares	—	—	—	48,770
Institutional I Shares	—	—	976,450,856	1,116,334,940
Institutional Shares	—	—	42,909,072	—
S Shares	—	—	53,081,909	112,590,000
Select Shares	—	—	2,657,355,690	1,159,756,741
Service Shares	—	—	474,235,600	155,495,435
Shares issued in connection with Reorganization (Note 8)	—	—	2,179,479,827	—
Distributions reinvested
A Shares	35,467	34,366	—	—
Administrative Shares	—	—	5	10
B Shares	—	—	—	21
Institutional I Shares	—	—	6,058	16,082
Institutional Shares	—	—	497	—
S Shares	—	—	17	60
Select Shares	—	—	59,435	33,365
Service Shares	—	—	23,172	23,257
Shares redeemed
A Shares	(266,033)	(156,165)	—	—
Administrative Shares	—	—	(806,384,915)	(867,066,245)
B Shares	—	—	—	(253,926)
Institutional I Shares	—	—	(1,488,987,356)	(1,170,580,109)
Institutional Shares	—	—	(47,746,474)	—
S Shares	—	—	(58,957,563)	(119,546,284)
Select Shares	—	—	(2,071,526,559)	(1,273,362,600)
Service Shares	—	—	(552,021,749)	(182,348,866)

Net change resulting from share transactions	(111,892)	(25,719)	2,212,699,430	(210,507,409)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2012

108	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$262,741	$227,404	$128,116	$120,686
Net realized gain (loss) on investments	31,971	—	13,750	5,300
Net change in unrealized appreciation (depreciation) of investments	—	—	—	—

Change in net assets resulting from operations	294,712	227,404	141,866	125,986

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Shares	(203,073)	(173,078)	(100,268)	(74,920)
Institutional I Shares	—	—	—	(22,116)
Institutional Shares	(1,276)	—	—	—
Select Shares	(49,244)	(48,851)	(24,945)	(8,642)
Service Shares	(8,510)	(3,204)	(1,116)	(1,231)
Distributions from net realized gain on investments
Administrative Shares	(11,203)	(11,564)	(15,067)	—
Select Shares	(2,131)	(3,264)	(3,840)	—
Service Shares	(173)	(214)	(143)	—

Change in net assets resulting from distributions to shareholders	(275,610)	(240,175)	(145,379)	(106,909)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Shares	3,841,287,817	3,046,806,667	3,301,935,173	2,682,169,766
Institutional I Shares	—	—	—	726,497,713
Institutional Shares	97	—	—	—
Select Shares	1,434,890,575	1,600,579,006	1,322,087,786	734,784,789
Service Shares	379,016,399	71,796,583	23,723,341	42,441,571
Proceeds from shares issued in connection with Reorganization (Note 8)	1,785,990,941	—	—	—
Distributions reinvested
Administrative Shares	5,148	13	5	—
Institutional I Shares	—	—	—	388
Institutional Shares	1	—	—	—
Select Shares	1,523	1,954	7,776	7,239
Service Shares	3,299	3,139	14	10
Cost of shares redeemed
Administrative Shares	(3,533,335,430)	(3,135,973,704)	(3,068,693,891)	(2,660,643,620)
Institutional I Shares	—	—	—	(737,173,495)
Institutional Shares	(14,039,669)	—	—	—
Select Shares	(1,525,934,420)	(1,741,077,371)	(1,349,589,815)	(804,512,975)
Service Shares	(279,249,973)	(71,740,682)	(25,441,891)	(42,569,468)

Change in net assets resulting from share transactions	2,088,636,308	(229,604,395)	204,028,498	(58,998,082)

Change in net assets	2,088,655,410	(229,617,166)	204,024,985	(58,979,005)
NET ASSETS:
Beginning of year	1,884,205,586	2,113,822,752	924,421,035	983,400,040

End of year	$3,972,860,996	$1,884,205,586	$1,128,446,020	$924,421,035

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(14,818)	$(15,456)	$8,083	$6,296

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Shares	3,841,287,817	3,046,806,667	3,301,935,173	2,682,169,766
Institutional I Shares	—	—	—	726,497,713
Institutional Shares	97	—	—	—
Select Shares	1,434,890,575	1,600,579,006	1,322,087,786	734,784,789
Service Shares	379,016,421	71,796,583	23,723,341	42,441,571
Shares issued in connection with Reorganization (Note 8)	1,785,986,774	—	—	—
Distributions reinvested
Administrative Shares	5,148	13	5	—
Institutional I Shares	—	—	—	388
Institutional Shares	1	—	—	—
Select Shares	1,523	1,954	7,776	7,239
Service Shares	3,299	3,139	14	10
Shares redeemed
Administrative Shares	(3,533,335,430)	(3,135,973,704)	(3,068,693,891)	(2,660,643,620)
Institutional I Shares	—	—	—	(737,173,495)
Institutional Shares	(14,039,669)	—	—	—
Select Shares	(1,525,934,420)	(1,741,077,371)	(1,349,589,815)	(804,512,975)
Service Shares	(279,249,973)	(71,740,682)	(25,441,891)	(42,569,468)

Net change resulting from share transactions	2,088,632,163	(229,604,395)	204,028,498	(58,998,082)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	109

	Wilmington Tax-Exempt Money Market Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income	$23,126	$36,100
Net realized gain (loss) on investments	46	—
Net change in unrealized appreciation (depreciation) of investments	—	—

Change in net assets resulting from operations	23,172	36,100

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Shares	(4,780)	(10,621)
Select Shares	(16,128)	(24,011)
Service Shares	(1,848)	(2,058)
Distributions from net realized gain on investments
Administrative Shares	(23)	—
Select Shares	(54)	—
Service Shares	(4)	—

Change in net assets resulting from distributions to shareholders	(22,837)	(36,690)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Shares	51,092,331	82,897,090
Select Shares	181,390,336	170,176,509
Service Shares	44,887,670	37,814,367
Proceeds from shares issued in connection with Reorganization (Note 8)	369,618,689	—
Distributions reinvested
Administrative Shares	—	—
Select Shares	493	345
Service Shares	2,982	2,026
Cost of shares redeemed
Administrative Shares	(44,650,435)	(86,444,854)
Select Shares	(242,756,850)	(145,290,490)
Service Shares	(52,046,105)	(44,986,161)

Change in net assets resulting from share transactions	307,539,111	14,168,832

Change in net assets	307,539,446	14,168,242
NET ASSETS:
Beginning of year	153,903,378	139,735,136

End of year	$461,442,824	$153,903,378

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,430	$4,060

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Shares	51,092,331	82,897,090
Select Shares	181,390,336	170,176,509
Service Shares	44,887,670	37,814,367
Shares issued in connection with Reorganization (Note 8)	369,702,380	—
Distributions reinvested
Administrative Shares	—	—
Select Shares	493	345
Service Shares	2,982	2,026
Shares redeemed
Administrative Shares	(44,650,435)	(86,444,854)
Select Shares	(242,756,850)	(145,290,490)
Service Shares	(52,046,105)	(44,986,161)

Net change resulting from share transactions	307,622,802	14,168,832

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2012

110	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

A SHARES(d)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.16	$ 10.05	$ 9.24	$ 9.77	$ 9.84
Income (Loss) From Operations:
Net Investment Income(c)	0.32	0.38	0.39	0.45	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.33	0.26	0.81	(0.54)	(0.08)

Total Income (Loss) From Operations	0.65	0.64	1.20	(0.09)	0.38

Less Distributions From:
Net Investment Income	(0.33)	(0.38)	(0.39)	(0.44)	(0.45)
Net Realized Gains	(0.25)	(0.15)	—	—	—

Total Distributions	(0.58)	(0.53)	(0.39)	(0.44)	(0.45)

Net Asset Value, End of Period	$10.23	$10.16	$10.05	$ 9.24	$9.77

Total Return(a)	6.54%	6.50%	13.13%	(0.84)%	3.93%
Net Assets, End of Period (000’s)	$8,431	$6,602	$6,289	$5,681	$5,572
Ratios to Average Net Assets
Gross Expense	1.25%	1.28%	1.26%	1.32%	1.29%
Net Expenses(b)	1.00%	1.00%	0.84%	0.78%	0.88%
Net Investment Income	3.12%	3.76%	4.00%	4.75%	4.66%
Portfolio Turnover Rate	93%	128%	142%	93%	152%

I SHARES(e)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.01	$ 9.90	$ 9.10	$ 9.63	$ 9.71
Income (Loss) From Operations:
Net Investment Income(c)	0.35	0.41	0.40	0.43	0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.32	0.26	0.80	(0.50)	(0.10)

Total Income (Loss) From Operations	0.67	0.67	1.20	(0.07)	0.38

Less Distributions From:
Net Investment Income	(0.36)	(0.41)	(0.40)	(0.46)	(0.46)
Net Realized Gains	(0.25)	(0.15)	—	—	—

Total Distributions	(0.61)	(0.56)	(0.40)	(0.46)	(0.46)

Net Asset Value, End of Period	$10.07	$10.01	$ 9.90	$ 9.10	$ 9.63

Total Return(a)	6.90%	6.93%	13.39%	(0.71)%	4.03%
Net Assets, End of Period (000’s)	$291,976	$209,386	$205,794	$159,120	$91,416
Ratios to Average Net Assets
Gross Expense	1.00%	1.03%	1.01%	1.06%	1.04%
Net Expenses(b)	0.66%	0.66%	0.64%	0.64%	0.73%
Net Investment Income	3.47%	4.12%	4.21%	4.83%	4.80%
Portfolio Turnover Rate	93%	128%	142%	93%	152%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Formerly Class A Shares.
(e)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	111

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

A SHARES(g)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$10.76	$10.63	$ 9.96		$ 9.97	$ 9.81
Income (Loss) From Operations:
Net Investment Income(c)	0.24	0.34	0.43		0.41	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.28	0.24	0.68		(0.00)	0.16

Total Income (Loss) From Operations	0.52	0.58	1.11		0.41	0.56

Less Distributions From:
Net Investment Income	(0.25)	(0.35)	(0.44)		(0.42)	(0.40)
Net Realized Gains	(0.39)	(0.10)	—		—	—

Total Distributions	(0.64)	(0.45)	(0.44)		(0.42)	(0.40)

Net Asset Value, End of Period	$10.64	$10.76	$10.63		$ 9.96	$ 9.97

Total Return(a)	4.96%	5.51%	11.33%		4.20%	5.85%
Net Assets, End of Period (000’s)	$12,961	$6,744	$5,777		$2,619	$1,495
Ratios to Average Net Assets
Gross Expense	1.35%	1.43%	1.41%		1.35%	1.36%
Net Expenses(b)	1.00%	1.01%	0.87%		0.78%	0.85%
Net Investment Income	2.22%	3.18%	4.23%		4.22%	4.12%
Portfolio Turnover Rate	253%	485%	164%		191%	279%

C SHARES(h)	2012	2011	2010(d)
Net Asset Value, Beginning of Period	$10.78	$10.65	$10.55
Income (Loss) From Operations:
Net Investment Income(c)	0.16	0.25	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.32	0.25	0.10

Total Income (Loss) From Operations	0.48	0.50	0.12

Less Distributions From:
Net Investment Income	(0.20)	(0.27)	(0.02)
Net Realized Gains	(0.39)	(0.10)	—

Total Distributions	(0.59)	(0.37)	(0.02)

Net Asset Value, End of Period	$10.67	$10.78	$10.65

Total Return(a)	4.28%	4.79%	1.10%
Net Assets, End of Period (000’s)	$1,366	$1,323	$48
Ratios to Average Net Assets
Gross Expense	2.13%	2.19%	2.30	%(e)
Net Expenses(b)	1.72%	1.74%	1.81	%(e)
Net Investment Income	1.52%	2.39%	3.30	%(e)
Portfolio Turnover Rate	253%	485%	164	%(f)

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

112	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND – (continued)

I SHARES(i)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.77	$10.64	$ 9.96	$ 9.97	$ 9.81
Income (Loss) From Operations:
Net Investment Income(c)	0.28	0.38	0.47	0.43	0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.27	0.24	0.67	(0.01)	0.16

Total Income (Loss) From Operations	0.55	0.62	1.14	0.42	0.58

Less Distributions From:
Net Investment Income	(0.28)	(0.39)	(0.46)	(0.43)	(0.42)
Net Realized Gains	(0.39)	(0.10)	—	—	—

Total Distributions	(0.67)	(0.49)	(0.46)	(0.43)	(0.42)

Net Asset Value, End of Period	$10.65	$10.77	$10.64	$ 9.96	$ 9.97

Total Return(a)	5.33%	5.96%	11.62%	4.35%	6.01%
Net Assets, End of Period (000’s)	$253,419	$107,625	$122,553	$126,742	$178,343
Ratios to Average Net Assets
Gross Expense	1.09%	1.17%	1.15%	1.09%	1.11%
Net Expenses(b)	0.64%	0.66%	0.63%	0.63%	0.70%
Net Investment Income	2.58%	3.54%	4.49%	4.31%	4.27%
Portfolio Turnover Rate	253%	485%	164%	191%	279%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 5, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.
(g)	Formerly Class A Shares.
(h)	Formerly Class C Shares.
(i)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	113

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM CORPORATE BOND FUND

A SHARES(g)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$10.29	$ 10.21	$ 9.89		$ 9.87	$ 9.83
Income (Loss) From Operations:
Net Investment Income(c)	0.12	0.16	0.21		0.27	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.03	0.10	0.33		0.08	0.03

Total Income (Loss) From Operations	0.15	0.26	0.54		0.35	0.43

Less Distributions From:
Net Investment Income	(0.12)	(0.17)	(0.22)		(0.33)	(0.39)
Net Realized Gains	(0.04)	(0.01)	—		—	—

Total Distributions	(0.16)	(0.18)	(0.22)		(0.33)	(0.39)

Net Asset Value, End of Period	$10.28	$10.29	$10.21		$ 9.89	$ 9.87

Total Return(a)	1.48%	2.57%	5.47%		3.59%	4.48%
Net Assets, End of Period (000’s)	$8,912	$11,905	$5,461		$453	$63
Ratios to Average Net Assets
Gross Expense	1.37%	1.45%	1.49%		1.48%	1.49%
Net Expenses(b)	0.86%	0.86%	0.92%		0.89%	0.89%
Net Investment Income	1.16%	1.57%	2.04%		3.21%	4.01%
Portfolio Turnover Rate	73%	142%	81%		94%	80%

C SHARES(h)	2012	2011	2010(d)
Net Asset Value, Beginning of Period	$10.30	$10.21	$10.18
Income (Loss) From Operations:
Net Investment Income(c)	0.04	0.08	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.04	0.11	0.03

Total Income (Loss) From Operations	0.08	0.19	0.04

Less Distributions From:
Net Investment Income	(0.05)	(0.09)	(0.01)
Net Realized Gains	(0.04)	(0.01)	—

Total Distributions	(0.09)	(0.10)	(0.01)

Net Asset Value, End of Period	$10.29	$10.30	$10.21

Total Return(a)	0.71%	1.89%	0.35%
Net Assets, End of Period (000’s)	$350	$393	$130
Ratios to Average Net Assets
Gross Expense	2.12%	2.20%	2.65	%(e)
Net Expenses(b)	1.61%	1.61%	1.70	%(e)
Net Investment Income	0.42%	0.79%	1.57	%(e)
Portfolio Turnover Rate	73%	142%	81	%(f)

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

114	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM CORPORATE BOND FUND – (continued)

I SHARES(i)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.29	$10.21	$ 9.89	$ 9.88	$ 9.83
Income (Loss) From Operations:
Net Investment Income(c)	0.15	0.18	0.23	0.33	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.03	0.10	0.32	0.02	0.05

Total Income (Loss) From Operations	0.18	0.28	0.55	0.35	0.46

Less Distributions From:
Net Investment Income	(0.15)	(0.19)	(0.23)	(0.34)	(0.41)
Net Realized Gains	(0.04)	(0.01)	—	—	—

Total Distributions	(0.19)	(0.20)	(0.23)	(0.34)	(0.41)

Net Asset Value, End of Period	$10.28	$10.29	$10.21	$ 9.89	$ 9.88

Total Return(a)	1.74%	2.83%	5.66%	3.64%	4.74%
Net Assets, End of Period (000’s)	$189,176	$176,531	$108,636	$61,655	$54,417
Ratios to Average Net Assets
Gross Expense	1.11%	1.20%	1.22%	1.23%	1.24%
Net Expenses(b)	0.61%	0.61%	0.71%	0.73%	0.74%
Net Investment Income	1.42%	1.81%	2.32%	3.42%	4.17%
Portfolio Turnover Rate	73%	142%	81%	94%	80%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 9, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.
(g)	Formerly Class A Shares.
(h)	Formerly Class C Shares.
(i)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	115

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND

A SHARES(g)	2012	2011		2010		2009	2008
Net Asset Value, Beginning of Period	$9.87	$9.90		$ 9.90		$ 9.78	$ 9.61
Income (Loss) From Operations:
Net Investment Income(c)	0.16	0.21	(j)	0.30		0.32	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.00	(j)(k)	0.01		0.12	0.17

Total Income (Loss) From Operations	0.14	0.21		0.31		0.44	0.53

Less Distributions From:
Net Investment Income	(0.22)	(0.24)		(0.31)		(0.32)	(0.36)
Net Realized Gains	—	—		—		—	—

Total Distributions	(0.22)	(0.24)		(0.31)		(0.32)	(0.36)

Net Asset Value, End of Period	$9.79	$9.87		$ 9.90		$ 9.90	$ 9.78

Total Return(a)	1.40%	2.10%		3.15%		4.59%	5.65%
Net Assets, End of Period (000’s)	$22,874	$16,848		$10,680		$5,209	$3,005
Ratios to Average Net Assets
Gross Expense	1.27%	1.36%		1.36%		1.25%	1.26%
Net Expenses(b)	0.88%	0.89%		0.86%		0.80%	0.81%
Net Investment Income	1.65%	2.09	%(j)	3.04%		3.27%	3.76%
Portfolio Turnover Rate	131%	255%		164%		84%	67%

C SHARES(h)	2012	2011		2010(d)
Net Asset Value, Beginning of Period	$9.89	$9.92		$ 9.90
Income (Loss) From Operations:
Net Investment Income(c)	0.10	0.13	(j)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.00	(j)(k)	0.02

Total Income (Loss) From Operations	0.06	0.13		0.03

Less Distributions From:
Net Investment Income	(0.14)	(0.16)		(0.01)
Net Realized Gains	—	—		—

Total Distributions	(0.14)	(0.16)		(0.01)

Net Asset Value, End of Period	$9.81	$9.89		$ 9.92

Total Return(a)	0.61%	1.29%		0.30%
Net Assets, End of Period (000’s)	$905	$1,231		$210
Ratios to Average Net Assets
Gross Expense	2.03%	2.12%		2.08	%(e)
Net Expenses(b)	1.65%	1.66%		1.72	%(e)
Net Investment Income	1.00%	1.28	%(j)	2.32	%(e)
Portfolio Turnover Rate	131%	255%		164	%(f)

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

116	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT DURATION GOVERNMENT BOND FUND – (continued)

I SHARES(i)	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$9.89	$9.92		$ 9.92	$ 9.78	$ 9.61
Income (Loss) From Operations:
Net Investment Income(c)	0.18	0.23	(j)	0.32	0.35	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.00	(j)(k)	0.00	0.13	0.17

Total Income (Loss) From Operations	0.16	0.23		0.32	0.48	0.55

Less Distributions From:
Net Investment Income	(0.24)	(0.26)		(0.32)	(0.34)	(0.38)
Net Realized Gains	—	—		—	—	—

Total Distributions	(0.24)	(0.26)		(0.32)	(0.34)	(0.38)

Net Asset Value, End of Period	$9.81	$9.89		$ 9.92	$ 9.92	$ 9.78

Total Return(a)	1.66%	2.35%		3.32%	4.96%	5.81%
Net Assets, End of Period (000’s)	$151,399	$83,037		$77,725	$69,442	$164,547
Ratios to Average Net Assets
Gross Expense	1.01%	1.11%		1.11%	0.99%	1.01%
Net Expenses(b)	0.63%	0.64%		0.65%	0.65%	0.66%
Net Investment Income	1.85%	2.34	%(j)	3.25%	3.45%	3.91%
Portfolio Turnover Rate	131%	255%		164%	84%	67%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 12, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.
(g)	Formerly Class A Shares.
(h)	Formerly Class C Shares.
(i)	Formerly Institutional I Shares.
(j)	Net investment income per share and net realized and unrealized gain (loss) per share were (decreased)/increased by ($0.03) and $0.03, respectively, to reflect amortization adjustments and paydown losses. A corresponding adjustment was made to decrease the net investment income ratio by 0.27%.
(k)	Represent less than $0.05.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	117

For a share outstanding throughout each year ended June 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND†

A SHARES	For the period July 1, 2011 through April 30, 2012*		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.18		$13.22	$12.64	$12.79	$12.75	$12.66
Income (Loss) From Operations:
Net Investment Income	0.29	(b)	0.42	0.46	0.47	0.45	0.40
Net realized and unrealized gain (loss) on Investments	0.78		0.04	0.61	(0.10)	0.04	0.09

Total Income (Loss) From Operations	1.07		0.46	1.07	0.37	0.49	0.49

Less Distributions From:
Net Investment Income	(0.29)		(0.42)	(0.46)	(0.47)	(0.45)	(0.40)
Net Realized gains	(0.17)		(0.08)	(0.03)	(0.05)	—	—

Total Distributions	(0.46)		(0.50)	(0.49)	(0.52)	(0.45)	(0.40)

Net Asset Value, End of Period	$13.79		$13.18	$13.22	$12.64	$12.79	$12.75

Total Return(a)	8.18%		3.56%	8.57%	3.04%	3.86%	3.92%
Net Assets, End of Period (000’s)	$708		$758	$579	$164	$11	$10
Ratios to Average Net Assets
Gross Expense	0.92	%(d)	0.86%	0.85%	0.87%	0.86%	0.90%
Net Expenses(b)	0.87	%(d)	0.86%	0.85%	0.87%	0.86%	0.90%
Net Investment Income	2.56	%(d)	3.20%	3.55%	3.50%	3.48%	3.15%
Portfolio Turnover Rate	52%		30%	44%	19%	37%	56%

I SHARES(c)	For the period July 1, 2011 through April 30, 2012*		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.19		$13.22	$12.64	$12.79	$12.75	$12.66
Income (Loss) From Operations:
Net Investment Income	0.32	(b)	0.45	0.49	0.50	0.48	0.43
Net realized and unrealized gain (loss) on Investments	0.77		0.05	0.61	(0.10)	0.04	0.09

Total Income (Loss) From Operations	1.09		0.50	1.10	0.40	0.52	0.52

Less Distributions From:
Net Investment Income	(0.32)		(0.45)	(0.49)	(0.50)	(0.48)	(0.43)
Net Realized gains	(0.17)		(0.08)	(0.03)	(0.05)	—	—

Total Distributions	(0.49)		(0.53)	(0.52)	(0.55)	(0.48)	(0.43)

Net Asset Value, End of Period	$13.79		$13.19	$13.22	$12.64	$12.79	$12.75

Total Return	8.33%		3.90%	8.84%	3.27%	4.09%	4.15%
Net Assets, End of Period (000’s)	$146,009		$141,519	$166,253	$135,073	$134,272	$113,118
Ratios to Average Net Assets
Gross Expense	0.68	%(d)	0.61%	0.60%	0.62%	0.61%	0.65%
Net Expenses(e)	0.62	%(d)	0.61%	0.60%	0.62%	0.61%	0.65%
Net Investment Income	2.80	%(d)	3.44%	3.79%	3.99%	3.70%	3.37%
Portfolio Turnover Rate	52%		30%	44%	19%	37%	56%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Formerly Institutional Shares.
(d)	Annualized for periods less than one year.
(e)	The investment advisor or other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Municipal Bond Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period, prior to that date reflect the performance of the WT Fund.
*	Prior to March 9, 2012, the Funds fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements.

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

118	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MARYLAND MUNICIPAL BOND FUND

A SHARES(d)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.77	$ 9.98	$ 9.50	$ 9.82	$10.10
Income (Loss) From Operations:
Net Investment Income(c)	0.34	0.36	0.38	0.40	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.40	(0.21)	0.49	(0.30)	(0.26)

Total Income (Loss) From Operations	0.74	0.15	0.87	0.10	0.13

Less Distributions From:
Net Investment Income	(0.34)	(0.36)	(0.39)	(0.40)	(0.39)
Net Realized Gains	—	—	—	(0.02)	(0.02)

Total Distributions	(0.34)	(0.36)	(0.39)	(0.42)	(0.41)

Net Asset Value, End of Period	$10.17	$9.77	$ 9.98	$ 9.50	$ 9.82

Total Return(a)	7.71%	1.54%	9.24%	1.10%	1.30%
Net Assets, End of Period (000’s)	$36,079	$34,550	$42,303	$38,627	$41,846
Ratios to Average Net Assets
Gross Expense	1.36%	1.38%	1.38%	1.38%	1.39%
Net Expenses(b)	0.94%	0.94%	0.82%	0.79%	0.81%
Net Investment Income	3.41%	3.62%	3.90%	4.21%	3.95%
Portfolio Turnover Rate	34%	6%	8%	6%	3%

I SHARES(e)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.79	$ 9.99	$ 9.51	$ 9.83	$10.11
Income (Loss) From Operations:
Net Investment Income(c)	0.37	0.39	0.40	0.41	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.39	(0.20)	0.48	(0.30)	(0.26)

Total Income (Loss) From Operations	0.76	0.19	0.88	0.11	0.14

Less Distributions From:
Net Investment Income	(0.37)	(0.39)	(0.40)	(0.41)	(0.40)
Net Realized Gains	—	—	—	(0.02)	(0.02)

Total Distributions	(0.37)	(0.39)	(0.40)	(0.43)	(0.42)

Net Asset Value, End of Period	$10.18	$9.79	$ 9.99	$ 9.51	$ 9.83

Total Return(a)	7.89%	1.90%	9.33%	1.20%	1.40%
Net Assets, End of Period (000’s)	$75,423	$78,912	$85,039	$79,494	$86,933
Ratios to Average Net Assets
Gross Expense	1.11%	1.13%	1.13%	1.13%	1.14%
Net Expenses(b)	0.66%	0.67%	0.70%	0.70%	0.72%
Net Investment Income	3.69%	3.90%	4.02%	4.30%	4.05%
Portfolio Turnover Rate	34%	6%	8%	6%	3%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Formerly Class A Shares.
(e)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	119

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

A SHARES(d)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.08	$ 10.25	$ 9.89	$10.25	$10.51
Income (Loss) From Operations:
Net Investment Income(c)	0.28	0.35	0.35	0.38	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.51	(0.16)	0.36	(0.34)	(0.27)

Total Income (Loss) From Operations	0.79	0.19	0.71	0.04	0.12

Less Distributions From:
Net Investment Income	(0.28)	(0.36)	(0.35)	(0.40)	(0.38)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.28)	(0.36)	(0.35)	(0.40)	(0.38)

Net Asset Value, End of Period	$10.59	$10.08	$10.25	$ 9.89	$10.25

Total Return(a)	7.99%	1.83%	7.28%	0.44%	1.21%
Net Assets, End of Period (000’s)	$35,099	$34,107	$40,748	$33,904	$60,836
Ratios to Average Net Assets
Gross Expense	1.36%	1.40%	1.40%	1.40%	1.39%
Net Expenses(b)	0.84%	0.84%	0.80%	0.75%	0.79%
Net Investment Income	2.73%	3.47%	3.42%	3.96%	3.70%
Portfolio Turnover Rate	87%	67%	64%	102%	119%

I SHARES(e)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.08	$ 10.26	$ 9.89	$10.25	$10.51
Income (Loss) From Operations:
Net Investment Income(c)	0.31	0.38	0.36	0.41	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.52	(0.18)	0.37	(0.36)	(0.27)

Total Income (Loss) From Operations	0.83	0.20	0.73	0.05	0.13

Less Distributions From:
Net Investment Income	(0.31)	(0.38)	(0.36)	(0.41)	(0.39)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.31)	(0.38)	(0.36)	(0.41)	(0.39)

Net Asset Value, End of Period	$10.60	$10.08	$10.26	$ 9.89	$10.25

Total Return(a)	8.33%	1.97%	7.54%	0.54%	1.31%
Net Assets, End of Period (000’s)	$74,913	$68,919	$67,239	$57,173	$42,737
Ratios to Average Net Assets
Gross Expense	1.11%	1.15%	1.15%	1.15%	1.16%
Net Expenses(b)	0.59%	0.59%	0.64%	0.65%	0.66%
Net Investment Income	2.99%	3.71%	3.58%	4.11%	3.83%
Portfolio Turnover Rate	87%	67%	64%	102%	119%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Formerly Class A Shares.
(e)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

120	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND

A SHARES(d)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.02	$ 10.13	$ 9.87	$10.02	$10.09
Income (Loss) From Operations:
Net Investment Income(c)	0.34	0.33	0.37	0.37	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.48	(0.11)	0.26	(0.14)	(0.07)

Total Income (Loss) From Operations	0.82	0.22	0.63	0.23	0.28

Less Distributions From:
Net Investment Income	(0.34)	(0.33)	(0.37)	(0.37)	(0.35)
Net Realized Gains	—	—	—	(0.01)	—

Total Distributions	(0.34)	(0.33)	(0.37)	(0.38)	(0.35)

Net Asset Value, End of Period	$10.50	$10.02	$10.13	$ 9.87	$10.02

Total Return(a)	8.37%	2.33%	6.51%	2.39%	2.87%
Net Assets, End of Period (000’s)	$8,678	$7,750	$6,727	$4,731	$5,344
Ratios to Average Net Assets
Gross Expense	1.35%	1.40%	1.38%	1.37%	1.38%
Net Expenses(b)	0.94%	0.95%	0.95%	0.95%	0.95%
Net Investment Income	3.23%	3.30%	3.69%	3.77%	3.54%
Portfolio Turnover Rate	37%	19%	8%	21%	14%

I SHARES(e)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.03	$ 10.13	$ 9.87	$10.02	$10.09
Income (Loss) From Operations:
Net Investment Income(c)	0.35	0.36	0.38	0.38	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.50	(0.10)	0.26	(0.14)	(0.08)

Total Income (Loss) From Operations	0.85	0.26	0.64	0.24	0.29

Less Distributions From:
Net Investment Income	(0.37)	(0.36)	(0.38)	(0.38)	(0.36)
Net Realized Gains	—	—	—	(0.01)	—

Total Distributions	(0.37)	(0.36)	(0.38)	(0.39)	(0.36)

Net Asset Value, End of Period	$10.51	$10.03	$10.13	$ 9.87	$10.02

Total Return(a)	8.57%	2.57%	6.62%	2.49%	2.97%
Net Assets, End of Period (000’s)	$92,268	$93,786	$98,299	$106,029	$117,723
Ratios to Average Net Assets
Gross Expense	1.10%	1.15%	1.13%	1.12%	1.13%
Net Expenses(b)	0.69%	0.70%	0.83%	0.85%	0.85%
Net Investment Income	3.48%	3.54%	3.82%	3.87%	3.64%
Portfolio Turnover Rate	37%	19%	8%	21%	14%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Formerly Class A Shares.
(e)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	121

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON VIRGINIA MUNICIPAL BOND FUND

A SHARES(e)	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$10.78	$10.86	$10.67	$10.67		$10.90
Income (Loss) From Operations:
Net Investment Income(c)	0.31	0.35	0.37	0.38		0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.45	(0.08)	0.19	0.00	(d)	(0.14)

Total Income (Loss) From Operations	0.76	0.27	0.56	0.38		0.26

Less Distributions From:
Net Investment Income	(0.30)	(0.35)	(0.37)	(0.38)		(0.39)
Net Realized Gains	(0.03)	—	—	(0.00	)(d)	(0.10)

Total Distributions	(0.33)	(0.35)	(0.37)	(0.38)		(0.49)

Net Asset Value, End of Period	$11.21	$10.78	$10.86	$10.67		$10.67

Total Return(a)	7.22%	2.48%	5.28%	3.73%		2.47%
Net Assets, End of Period (000’s)	$20,374	$20,803	$21,238	$20,085		$16,570
Ratios to Average Net Assets
Gross Expense	1.73%	1.79%	1.81%	1.88%		1.77%
Net Expenses(b)	0.96%	0.94%	0.82%	0.84%		0.88%
Net Investment Income	2.78%	3.21%	3.40%	3.62%		3.67%
Portfolio Turnover Rate	39%	11%	19%	7%		3%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	Formerly Class A Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

122	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND

ADMINISTRATIVE SHARES(d)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.012	0.042

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.012)	(0.042)
Return of Capital	—		—		(0.000	)(c)	—	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.012)	(0.042)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.03%		0.04%		0.04%		1.25%	4.29%
Net Assets, End of Period (000’s)	$464,721		$416,387		$425,103		$447,219	$1,104,416
Ratios to Average Net Assets
Gross Expense	0.80%		0.75%		0.77%		0.74%	0.74%
Net Expenses(b)	0.16%		0.25%		0.26%		0.53%	0.52%
Net Investment Income	0.02%		0.04%		0.04%		1.55%	3.93%

SELECT SHARES(e)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.011	0.041

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.011)	(0.041)
Return of Capital	—		—		(0.000	)(c)	—	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.011)	(0.041)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.02%		0.01%		0.02%		1.13%	4.14%
Net Assets, End of Period (000’s)	$2,424,783		$345,931		$459,497		$630,429	$837,674
Ratios to Average Net Assets
Gross Expense	0.73%		0.75%		0.77%		0.76%	0.75%
Net Expenses(b)	0.16%		0.28%		0.29%		0.67%	0.67%
Net Investment Income	0.03%		0.01%		0.02%		1.20%	3.97%

SERVICE SHARES(f)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.013	0.043

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.013)	(0.043)
Return of Capital	—		—		(0.000	)(c)	—	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.013)	(0.043)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.03%		1.30%	4.35%
Net Assets, End of Period (000’s)	$779,543		$217,836		$244,661		$320,238	$459,544
Ratios to Average Net Assets
Gross Expense	0.98%		1.00%		1.02%		1.00%	0.99%
Net Expenses(b)	0.18%		0.28%		0.28%		0.49%	0.47%
Net Investment Income	0.01%		0.01%		0.03%		1.42%	3.98%

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	123

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND – (continued)

INSTITUTIONAL SHARES(g)	2012
Net Asset Value, Beginning of Period	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)

Less Distributions From:
Net Investment Income	(0.000	)(c)
Return of Capital	—

Total Distributions	(0.000)

Net Asset Value, End of Period	$1.000

Total Return(a)	0.01%
Net Assets, End of Period (000’s)	$42,072
Ratios to Average Net Assets
Gross Expense	0.46	%(h)
Net Expenses(b)	0.16	%(h)
Net Investment Income	0.04	%(h)

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Formerly Institutional II Shares.
(e)	Formerly Class A Shares.
(f)	Formerly Class A2 Shares.
(g)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.
(h)	Annualized for periods less the one year.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

124	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE SHARES(d)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.012	0.040
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(c)	—		—		—	—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.012	0.040

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.012)	(0.040)
Return of Capital	—		(0.000	)(c)	(0.000	)(c)	—	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.012)	(0.040)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.02%		1.23%	4.09%
Net Assets, End of Period (000’s)	$1,801,115		$1,493,139		$1,582,317		$1,642,160	$1,417,435
Ratios to Average Net Assets
Gross Expense	0.79%		0.73%		0.74%		0.73%	0.73%
Net Expenses(b)	0.12%		0.25%		0.29%		0.58%	0.55%
Net Investment Income	0.01%		0.01%		0.02%		1.17%	3.88%

SELECT SHARES(e)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.013	0.041
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(c)	—		—		—	—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.013	0.041

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.013)	(0.041)
Return of Capital	—		(0.000	)(c)	(0.000	)(c)	—	—

Total Distributions	(0.000)		(0.001)		(0.000)		(0.013)	(0.041)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.02%		1.34%	4.20%
Net Assets, End of Period (000’s)	$1,213,146		$355,506		$496,004		$1,394,758	$2,196,947
Ratios to Average Net Assets
Gross Expense	0.72%		0.74%		0.75%		0.73%	0.73%
Net Expenses(b)	0.12%		0.26%		0.32%		0.48%	0.45%
Net Investment Income	0.01%		0.01%		0.02%		1.38%	3.97%

SERVICE SHARES(f)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.011	0.038
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(c)	—		—		—	—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.011	0.038

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.011)	(0.038)
Return of Capital	—		(0.000	)(c)	(0.000	)(c)	—	—

Total Distributions	(0.000)		(0.000)		(0.000)		(0.011)	(0.038)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.02%		1.14%	3.97%
Net Assets, End of Period (000’s)	$873,278		$35,561		$35,502		$42,427	$26,789
Ratios to Average Net Assets
Gross Expense	0.97%		0.98%		1.00%		0.99%	0.99%
Net Expenses(b)	0.13%		0.25%		0.30%		0.73%	0.70%
Net Investment Income	0.01%		0.01%		0.02%		0.97%	3.77%

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	125

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND – (continued)

INSTITUTIONAL SHARES(g)	2012
Net Asset Value, Beginning of Period	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)
Net Realized and Unrealized Gain (Loss) on Investments	0.000	(c)

Total Income (Loss) From Operations	0.000

Less Distributions From:
Net Investment Income	(0.000	)(c)
Return of Capital	—

Total Distributions	(0.000)

Net Asset Value, End of Period	$1.000

Total Return(a)	0.00%
Net Assets, End of Period (000’s)	$85,322
Ratios to Average Net Assets
Gross Expense	0.46	%(h)
Net Expenses(b)	0.13	%(h)
Net Investment Income	0.01	%(h)

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Formerly Institutional II Shares.
(e)	Formerly Institutional I Shares.
(f)	Formerly Class A Shares.
(g)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.
(h)	Annualized for periods less the one year.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

126	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE SHARES(d)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.006	0.035
Net Realized and Unrealized Gain (Loss)	0.000	(c)	—		—		—	—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.006	0.035

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.006)	(0.035)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.02%		0.58%	3.51%
Net Assets, End of Period (000’s)	$909,306		$676,070		$654,530		$752,284	$447,430
Ratios to Average Net Assets
Gross Expense	0.80%		0.74%		0.73%		0.74%	0.75%
Net Expenses(b)	0.06%		0.16%		0.22%		0.54%	0.64%
Net Investment Income	0.01%		0.01%		0.03%		0.39%	3.22%

SELECT SHARES(e)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.005	0.033
Net Realized and Unrealized Gain (Loss)	0.000	(c)	—		—		—	—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.005	0.033

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.005)	(0.033)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.02%		0.54%	3.40%
Net Assets, End of Period (000’s)	$210,231		$71,929		$141,648		$133,754	$103,488
Ratios to Average Net Assets
Gross Expense	0.73%		0.74%		0.74%		0.74%	0.76%
Net Expenses(b)	0.06%		0.17%		0.20%		0.60%	0.74%
Net Investment Income	0.01%		0.01%		0.02%		0.48%	3.32%

SERVICE SHARES(f)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.004	0.031
Net Realized and Unrealized Gain (Loss)	0.000	(c)	—		—		—	—

Total Income (Loss) From Operations	0.000		0.000		0.000		0.004	0.031

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.004)	(0.031)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.02%		0.43%	3.14%
Net Assets, End of Period (000’s)	$8,909		$10,627		$10,755		$10,271	$21,153
Ratios to Average Net Assets
Gross Expense	0.99%		0.99%		0.98%		0.99%	1.01%
Net Expenses(b)	0.06%		0.16%		0.20%		0.74%	0.99%
Net Investment Income	0.01%		0.01%		0.02%		0.45%	3.27%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Formerly Class Institutional II Shares.
(e)	Formerly Class A Shares.
(f)	Formerly Class S Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	127

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

ADMINISTRATIVE SHARES(d)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.001		0.012	0.026
Net Realized and Unrealized Gain (Loss)	0.000	(c)	—		—		—	0.001

Total Income (Loss) From Operations	0.000		0.000		0.001		0.012	0.027

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.001)		(0.012)	(0.027)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.03%		0.06%		1.25%	2.74%
Net Assets, End of Period (000’s)	$41,513		$33,322		$36,870		$49,143	$39,081
Ratios to Average Net Assets
Gross Expense	0.87%		0.83%		0.78%		0.78%	0.82%
Net Expenses(b)	0.23%		0.39%		0.45%		0.56%	0.54%
Net Investment Income	0.01%		0.03%		0.06%		1.21%	2.64%

SELECT SHARES(e)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.001		0.014	0.028
Net Realized and Unrealized Gain (Loss)	0.000	(c)	—		—		—	0.001

Total Income (Loss) From Operations	0.000		0.000		0.001		0.014	0.029

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.001)		(0.014)	(0.029)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.03%		0.09%		1.40%	2.88%
Net Assets, End of Period (000’s)	$362,551		$108,802		$83,916		$180,584	$70,133
Ratios to Average Net Assets
Gross Expense	0.77%		0.83%		0.78%		0.78%	0.90%
Net Expenses(b)	0.23%		0.39%		0.41%		0.42%	0.39%
Net Investment Income	0.01%		0.03%		0.10%		1.14%	2.75%

SERVICE SHARES(f)	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.000	(c)	0.010	0.024
Net Realized and Unrealized Gain (Loss)	0.000	(c)	—		—		—	0.001

Total Income (Loss) From Operations	0.000		0.000		0.000		0.010	0.025

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.000	)(c)	(0.010)	(0.025)

Net Asset Value, End of Period	$1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.01%		0.01%		0.03%		1.00%	2.49%
Net Assets, End of Period (000’s)	$57,379		$11,779		$18,949		$21,338	$22,194
Ratios to Average Net Assets
Gross Expense	1.02%		1.08%		1.04%		1.03%	1.08%
Net Expenses(b)	0.23%		0.41%		0.47%		0.80%	0.79%
Net Investment Income	0.01%		0.01%		0.04%		0.99%	2.44%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Formerly Class Institutional II Shares.
(e)	Formerly Institutional I Shares.
(f)	Formerly Class A Shares.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2012

128	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2012

1.	ORGANIZATION

Wilmington Funds (the “Trust”), formerly known as MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 26 portfolios, 13 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 13 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund (“Broad Market Bond Fund” formerly MTB Income Fund)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”) formerly MTB Intermediate-Term Bond Fund(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”) formerly MTB Short-Term Corporate Bond Fund(d)	The Fund seeks to provide current income.

Wilmington Short Duration Government Bond Fund (“Short Duration Government Bond Fund”) formerly MTB Short Duration Government Bond Fund(d)	The Fund seeks to provide current income and secondarily, preservation of capital.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)*	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”) formerly MTB Maryland Municipal Bond Fund(n)	The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”) formerly MTB New York Municipal Bond Fund(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

Wilmington Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”) formerly MTB Pennsylvania Municipal Bond Fund(n)	The Fund seeks to provide current income that is exempt from both federal and Pennsylvania state and local income taxes.

Wilmington Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) formerly MTB Virginia Municipal Bond Fund(n)	The Fund seeks to provide current income that is exempt from both federal and Virginia state and local income taxes.

Wilmington Prime Money Market Fund (“Prime Money Market Fund”) formerly MTB Money Market Fund(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) formerly MTB US Government Money Market Fund(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”) formerly MTB U.S. Treasury Money Market Fund(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”) formerly MTB Tax-Free Money Market Fund(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

(d)	Diversified

(n)	Non-diversified

*	Effective March 9, 2012, the Wilmington Municipal Bond Fund (the “WT Municipal Bond Fund”), a series of WT Mutual Fund, was reorganized into the Trust. For financial reporting purposes, the WT Municipal Bond Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Fund’s financial statements and financial highlights. See Note 8 for additional information regarding the reorganization.

The Trust offers 7 classes of shares: A Shares, C Shares, Service Shares, Select Shares, Administrative Shares, I Shares and Institutional Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

Effective January 23, 2012, shares of the MTB Money Market Fund, MTB New York Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Fund, MTB Tax-Free Money Market

Fund, MTB U.S. Government Money Market Fund, and MTB Treasury Money Market Fund were converted into new share classes. Class A shares were converted to Service Shares, Class I shares were converted to Select Shares and Class I2 shares were converted to Administrative Shares. In addition, for the MTB Money Market Fund, Class A2 Shares and Class S Shares were combined and converted to Service Shares and Class I Shares and Class A shares were combined and converted to Select Shares.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	129

Class A Shares, Class C Shares, and Institutional I Shares were renamed A Shares, C Shares, and I Shares, respectively for all other series in the Trust.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•	Money Market Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2012, there were no significant transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedure noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

In May 2011, the International Accounting Standards Board and the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04, which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS, will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date basis for financial reporting purposes. Inflation/deflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds, except Virginia Municipal Bond Fund, offer multiple classes of shares. Investment income, realized gains and losses, and

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ANNUAL REPORT  /  April 30, 2012

130	NOTES TO FINANCIAL STATEMENTS

certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distribution rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Premium and Discount Amortization/Accretion and Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Short Duration Government Bond Fund, Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2012.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	131

As of April 30, 2012, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
Broad Market Bond Fund	$11,102,559	$11,361,741
Intermediate-Term Bond Fund	2,236,253	2,305,302
Short-Term Corporate Bond Fund	1,525,134	1,570,120

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, discount accretion/premium amortization on debt securities and distributions recognition on income distribution payable.

As of April 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2011, 2010 and 2009, remain subject to examination by the Internal Revenue Service.

For the period ended April 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed (Distributions in Excess of ) Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$980	$402,265	$(403,245)
Intermediate-Term Bond Fund	—	85,977	(85,977)
Short-Term Corporate Bond	—	85,139	(85,139)
Short Duration Government Bond	2,308,767	678,926	(2,987,693)
Maryland Municipal Bond Fund	—	30,202	(30,202)
New York Municipal Bond Fund	—	16,662	(16,662)
Pennsylvania Municipal Bond Fund	—	(162)	162
Virginia Municipal Bond Fund	—	(3,963)	3,963
Tax-Exempt Money Market Fund	72,023	—	(72,023)

The tax character of distributions for the corresponding years or periods as reported on the Statements of Changes in Net Assets were as follows:

	2012			2011
Fund	Ordinary Income*		Long-Term Capital Gains	Ordinary Income		Long-Term Capital Gains	Return of Capital
Broad Market Bond Fund	$10,360,344		$3,395,176	$8,854,834		$2,576,783	$—
Intermediate-Term Bond Fund	5,573,369		1,895,361	5,074,358		579,284	—
Short-Term Corporate Bond	3,118,418		341,243	2,552,493		223,603	—
Short Duration Government Bond	2,933,381		—	2,649,131		—	—
Municipal Bond Fund	3,352,554	**	1,743,974	5,577,824	***	888,158	—
Maryland Municipal Bond Fund	4,081,923	**	—	4,681,409	***	—	—
New York Municipal Bond Fund	3,071,008	**	—	3,892,166	***	—	—
Pennsylvania Municipal Bond Fund	3,535,012	**	—	3,682,561	***	—	—
Virginia Municipal Bond Fund	573,992	**	61,136	681,181	***	—	—
Prime Money Market Fund	435,057		—	457,385		—	—
U.S. Government Money Market Fund	275,610		—	225,133		—	15,042
U.S. Treasury Money Market Fund	145,379		—	106,909		—	—
Tax-Exempt Money Market Fund	22,837	**	—	36,690	***	—	—

For the year ended June 30, 2010, the tax character of distributions paid for the Municipal Bond Fund was ordinary income in the amount of $151,095, tax exempt income in the amount of $5,318,027 and long term capital gains in the amount of $203,319.

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $3,344,842, $4,047,836, $3,054,578, $3,502,557, $573,992 and $22,756, respectively.

***	Included in this amount is tax exempt income of $5,155,523, $4,672,384, $3,887,386, $3,594,614, $681,181 and $36,662, respectively.

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ANNUAL REPORT  /  April 30, 2012

132	NOTES TO FINANCIAL STATEMENTS

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ Over Distributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Broad Market Bond Fund	$678,943	$1,380,984	$15,590,175	$—
Intermediate-Term Bond Fund	706,442	667,310	12,207,795	—
Short-Term Corporate Bond	23,865	60,452	2,081,681	—
Short Duration Government Bond	(51,557)	600,449	4,536,795	(2,558,445)
Municipal Bond Fund	677,567	1,497,084	7,389,008	—
Maryland Municipal Bond Fund	94,651	—	4,849,442	(573,834)
New York Municipal Bond Fund	24,569	—	6,192,267	(3,351,209)
Pennsylvania Municipal Bond Fund	37,089	314,710	6,094,130	—
Virginia Municipal Bond Fund	22,553	227,545	1,196,215	—
Prime Money Market Fund	14,773	—	—	—
U.S. Government Money Market Fund	3,646	—	—	—
U.S. Treasury Money Market Fund	8,083	—	—	—
Tax-Exempt Money Market Fund	4,430	—	—	(72,058)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2012, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through								Short-Term Post-Effective No Expiration	Total Capital Loss Carryforwards
Fund	2012	2013	2014	2015	2016	2017	2018	2019
Short Duration Government Bond	$—	$385,099	$1,434,935	$129,435	$—	$—	$—	$108,426	$500,550	$2,558,445
Maryland Municipal Bond Fund	—	—	—	—	—	—	98,224	—	114,515	212,739
New York Municipal Bond Fund	—	—	—	—	—	348,865	3,002,344	—	—	3,351,209
Tax-Exempt Money Market Fund	—	—	—	—	6,657	63,251	2,115	—	—	72,023

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	133

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2012:

Fund	Capital Loss Carryforwards Used
Short Duration Government Bond	$97,215
New York Municipal Bond Fund	565,449
Pennsylvania Municipal Bond Fund	760,034

The Short Duration Government Bond Fund expired capital loss carryforwards in the amount of $640,541.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October losses deferred to May 1, 2012 are as follows:

Fund	Ordinary	Short-Term	Long-Term
Maryland Municipal Bond Fund	$—	$—	$361,095
Tax-Exempt Money Market Fund	—	35	—
Pennsylvania Municipal Bond Fund	153

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Wilmington Funds Management Corporation (“WFMC”) (formerly Rodney Square Management Corporation) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) (formerly MTB Investment Advisors, Inc.) provides sub-advisory services to the Funds. Prior to March 12, 2012, WTIA served as the Investment Advisor of the Funds, with the exception of the Municipal Bond Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Advisory Fee Annual Rate
Broad Market Bond Fund	0.50%
Intermediate-Term Bond Fund	0.50%
Short-Term Corporate Bond Fund	0.50%
Short Duration Government Bond Fund	0.50%
Municipal Bond Fund	0.50%
Maryland Municipal Bond Fund	0.50%
New York Municipal Bond Fund	0.50%
Pennsylvania Municipal Bond Fund	0.50%
Virginia Municipal Bond Fund	0.50%
Prime Money Market Fund	0.40%

Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%
Tax-Exempt Money Market Fund	0.40%

Prior to March 9, 2012, the advisory rates were 0.60% for Broad Market Fund and Short Duration Government Bond and 0.70% for Intermediate Term Bond, Short-Term Corporate Bond Fund, Maryland Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Virginia Municipal Bond Fund and 0.35% for Municipal Bond Fund, respectively.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2012 (August 31, 2013 with regard to the Broad Market Bond Fund, Intermediate-Term Bond Fund, Short Duration Government Bond Fund and Municipal Bond Fund), so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
	A Shares	C Shares	I Shares
Broad Market Bond Fund	1.00%	N/A	0.65%
Intermediate-Term Bond Fund	0.95%	1.68%	0.60%
Short-Term Corporate Bond Fund	0.86%	1.61%	0.61%
Short Duration Government Bond Fund	0.89%	1.66%	0.64%
Municipal Bond Fund	0.86%	N/A	0.61%
Maryland Municipal Bond Fund	0.95%	N/A	0.67%
New York Municipal Bond Fund	0.84%	N/A	0.59%
Pennsylvania Municipal Bond Fund	0.95%	N/A	0.70%
Virginia Municipal Bond Fund	0.96%	N/A	N/A

Prior to March 9, 2012 the contractual expense caps were 0.66% and 0.66% (not including class specific expenses, and the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), for Broad Market Bond Fund and Intermediate Term Bond Fund, respectively.

WFMC has voluntarily agreed to reduce its advisory fee and/or reimburse each of the Money Market Fund’s operating expenses, or certain “class-specific fees and expenses” to prevent the Fund’s (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time.

Compliance Services – Prior to March 9, 2012, RSMC provided compliance services to the Municipal Bond Fund pursuant to Compliance Services Agreement. The fees for these services are shown separately on the Statement of Operations.

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration, accounting, transfer

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ANNUAL REPORT  /  April 30, 2012

134	NOTES TO FINANCIAL STATEMENTS

agency, and custody services. WTIA in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WTIA	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion

BNYM	.0285%	on the first $500 million
	.0280%	on the next $500 million
	.0275%	on assets in excess of $1 billion

WTIA may voluntarily choose to waive any portion of its fee. WTIA can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2012, WTIA did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ A Shares, Administrative Shares and Service Shares, and up to 1.00% of the average daily net assets of the Funds’ C Shares for the sale, distribution, administration, customer servicing and recordkeeping of these shares.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2012, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the distribution fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$11,604
Intermediate-Term Bond Fund	18,585
Short-Term Corporate Bond Fund	9,943
Short Duration Government Bond Fund	35,838
Municipal Bond Fund	9
Maryland Municipal Bond Fund	78,468
New York Municipal Bond Fund	82,172
Pennsylvania Municipal Bond Fund	20,562
Virginia Municipal Bond Fund	46,982
Tax-Exempt Money Market Fund	473

Sales Charges – The Class A Shares of all the Funds bear front-end sales charges and Class C Shares may be subject to a contingent deferred sales charge (“CDSC”).

For the year ended April 30, 2012, M&T received the amounts listed below from sales charges on the sale of Class A Shares and from the CDSC charges upon redemptions of Class C Shares.

Fund	Sales Charges from A Shares	CDSC Charges from A Shares and C Shares
Broad Market Bond Fund	$224	$—
Intermediate-Term Bond Fund	478	507
Short-Term Corporate Bond Fund	33	17
Short Duration Government Bond Fund	355	5,124
Maryland Municipal Bond Fund	1,446	—
New York Municipal Bond Fund	1,665	—
Pennsylvania Municipal Bond Fund	3,087	—

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s A Shares, C Shares, I Shares, Administrative Shares, Select Shares and Service Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2012, M&T received a portion of the fees paid by the following Funds listed in the chart below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$4,468
Intermediate-Term Bond Fund	5,555
Short Duration Government Bond Fund	58
Municipal Bond Fund	197
Maryland Municipal Bond Fund	9,412
Tax-Exempt Money Market Fund	151

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

For the period May 1, 2011 to February 17, 2012, ALPS Fund Services, Inc. provided transfer agency services to the Trust. Effective February 18, 2012, BNY Mellon Fund Services Inc. replaced ALPS as the Fund’s transfer agent.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	135

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2012 were as follows:

	Investments
Fund Name	Purchases	Sales
Broad Market Bond Fund	$215,876,230	$153,080,591
Intermediate-Term Bond Fund	249,123,826	150,380,432
Short-Term Corporate Bond Fund	112,272,978	100,789,062
Short Duration Government Bond Fund	184,665,331	129,668,869
Municipal Bond Fund	72,205,998	76,785,776
Maryland Municipal Bond Fund	37,835,502	47,644,896
New York Municipal Bond Fund	91,739,291	91,348,182
Pennsylvania Municipal Bond Fund	36,586,974	40,260,031
Virginia Municipal Bond Fund	7,967,835	8,986,155

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2012 as follows:

Fund Name	U.S. Government Securities
	Purchases	Sales
Broad Market Bond Fund	$73,004,167	$59,947,513
Intermediate-Term Bond Fund	203,251,406	174,925,092
Short-Term Corporate Bond Fund	33,936,841	33,598,102
Short Duration Government Bond Fund	43,268,742	28,491,800

6.	CONCENTRATION OF RISK

Since Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2012, 39.7% for Municipal Bond Fund, 20.4% for Maryland Municipal Bond Fund, 43.5% for New York Municipal Bond Fund, 37.6% for Pennsylvania Municipal Bond Fund and 36.4% for Virginia Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 12.3% for Municipal Bond Fund, 9.3% for Maryland Municipal Bond Fund, 13.6% for New York Municipal Bond Fund, 14.5% for Pennsylvania Municipal Bond Fund and 14.8% for Virginia Municipal Bond Fund.

7.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNY Mellon. The termination date of this LOC is February 8, 2012 however this was extended to March 11, 2013. The Funds did not utilize the LOC for the year ended April 30, 2012.

8.	REORGANIZATION

On February 21, 2012, the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) to transfer all of the assets of Wilmington Prime Money Market Fund, Wilmington Broad Market Bond Fund, Wilmington U.S. Government Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington Short/Intermediate-Term Bond Fund, and Wilmington Municipal Bond Fund, each a series of WT Mutual Fund, and the MTB Prime Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB New York Tax-Free Money Market Fund, and MTB U.S. Government Bond Fund, each a series of the Trust (the “Acquired Funds”) in exchange for shares of the series of the Trust shown below (the “Acquiring Funds”).

The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the Acquired Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective Acquired Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the Reorganization, except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

New Name after the Reorganizations	Acquiring Funds	Acquired Funds

Wilmington Broad Market Bond Fund	MTB Income Fund	Wilmington Broad Market Bond Fund

Wilmington Intermediate-Term Bond	MTB Intermediate-Term Bond Fund	Wilmington Short/Intermediate-Term Bond Fund

Wilmington Short Duration Government Bond Fund	MTB Short Duration Government Bond Fund	MTB U.S. Government Bond Fund

Wilmington Municipal Bond Fund	Wilmington Municipal Bond Fund	Wilmington Municipal Bond Fund

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ANNUAL REPORT  /  April 30, 2012

136	NOTES TO FINANCIAL STATEMENTS

New Name after the Reorganizations	Acquiring Funds	Acquired Funds
Wilmington Prime Money Market Fund	MTB Money Market Fund	Wilmington Prime Money Market Fund
MTB Prime Money Market Fund

Wilmington U.S. Government Money Market Fund	MTB U.S. Government Money Market Fund	Wilmington U.S. Government Money Market Fund

Wilmington Tax-Exempt Money Market Fund	MTB Tax-Free Money Market Fund	Wilmington Tax-Exempt Money Market Fund
MTB Pennsylvania Tax-Free Money Market Fund
MTB New York Tax-Free Money Market Fund

In exchange for their shares, shareholders of the Acquired Funds received shares of the Acquiring Funds with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The following information summarizes the essential elements of the Reorganization as of March 9, 2012:

Wilmington Broad Market Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Income Fund				$234,005,891

Acquired Funds
Wilmington Broad Market Bond Fund				58,782,175
Class A Shares in exchange for A Shares	$1,867,478	183,086	183,257
Institutional Shares in exchange for I Shares	56,914,697	5,582,079	5,674,917

				$292,788,066

The net assets of the Acquired Fund included net unrealized appreciation on investments of $5,205,025 and accumulated net realized gains of $2,566.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $9,552,266, $8,006,754 and $18,927,561

Wilmington Intermediate-Term Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Intermediate-Term Bond Fund				$114,500,229

Acquired Funds
Wilmington Short/Intermediate-Term Bond Fund				147,980,426
Class A Shares in exchange for A Shares	$4,443,745	422,307	418,433
Institutional Shares in exchange for I Shares	143,536,681	13,503,815	13,527,639

				$262,480,655

The net assets of the Acquired Fund included net unrealized appreciation on investments of $9,114,247 and accumulated net realized gains of $8,512.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment loss, net gain on investments and net increase (decrease) in net assets from operations for the fiscal year ended April 30, 2012 would have been $6,687,727, $6,514,938 and $13,202,666

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	137

Wilmington Short Duration Government Bond Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Short Duration Government Bond Fund				$123,764,502

Acquired Funds
MTB U.S. Government Bond Fund				63,847,406
A Shares	$5,861,284	585,561	599,123
I Shares	57,986,122	5,791,381	5,916,183

				$187,611,908

The net assets of the Acquired Fund included net unrealized depreciation on investments of $4,641,551 and accumulated net realized losses of $2,927,170.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net loss on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $4,262,763, $(90,446) and $2,966,683.

Wilmington Prime Money Market Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Money Market Fund				$1,548,554,794

Acquired Funds
Wilmington Prime Money Market Fund				1,894,729,066
W Shares in exchange for Select Shares	$1,208,345,372	1,208,360,799	1,208,360,799
Service Shares in exchange for Service Shares	639,474,385	639,458,864	639,458,864
Institutional Shares in exchange for Institutional Shares	46,909,309	46,909,485	46,909,485
MTB Prime Money Market Fund				284,747,481
Corporate Class Shares in exchange for Select Shares	284,747,481	284,750,679	284,750,679

				$3,728,031,341

The net assets of the Acquired Fund(s) included accumulated net realized gains/(losses) of $738 for the Wilmington Prime Money Market Fund and ($728) for the MTB Prime Money Market Fund.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $688,854, $8,792 and $697,646, respectively.

Wilmington U.S. Government Money Market Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB U.S. Government Money Market Fund				$2,199,868,466

Acquired Funds
Wilmington U.S. Government Money Market Fund				1,785,990,941
W Shares in exchange for Select Shares	$737,947,983	737,931,587	737,931,587
Service Shares in exchange for Service Shares	948,680,846	948,691,128	948,691,128
Institutional Shares in exchange for Institutional Shares	99,362,112	99,364,059	99,364,059

				$3,985,859,407

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ANNUAL REPORT  /  April 30, 2012

138	NOTES TO FINANCIAL STATEMENTS

The net assets of the Acquired Fund included accumulated net realized losses of $261.

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $2,854,689, $38,256 and $2,892,945, respectively.

Wilmington Tax-Exempt Money Market Fund	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
MTB Tax-Free Money Market Fund				$129,239,511

Acquired Funds
Wilmington Tax-Exempt Money Market Fund				260,164,979
W Shares in exchange for Select Shares	$260,019,317	260,026,244	260,026,244
Institutional Shares in exchange for Select Shares	145,662	145,667	145,667
MTB New York Tax-Free Money Market Fund				87,841,224
Service Shares	46,004,012	46,049,092	46,049,092
Select Shares	41,837,212	41,868,889	41,868,889
MTB Pennsylvania Tax-Free Money Market Fund				21,612,486
Service Shares	6,751,848	6,752,580	6,752,580
Select Shares	13,112,355	13,111,398	13,111,398
Administrative Shares	1,748,283	1,748,510	1,748,510

				$498,858,200

The financial statements of the Fund reflect the operations of the Acquiring Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on May 1, 2011, the pro forma net investment income, net gain on investments and net increase in net assets from operations for the fiscal year ended April 30, 2012 would have been $53,382, $77 and $53,459, respectively.

In exchange for their shares (A Shares and Institutional Shares), shareholders of the WT Municipal Bond Fund received an identical number of shares of the corresponding class (A Shares and I Shares) of the Municipal Bond Fund, with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The Municipal Bond Fund had no operations prior to March 9, 2012. The Wilmington Municipal Bond Fund investment objectives, policies and limitations were identical to those of the Municipal Bond Fund. Accordingly, for financial reporting purposes, the operating history of the WT Municipal Bond Fund prior to the Reorganization is reflected in the financial statements and financial highlights.

9.	RECLASSIFICATIONS

Certain amounts have been reclassified for the Wilmington Short Duration Government Bond Fund on the Statement of Changes in Net Assets for the year ended April 30, 2011. Net investment income was decreased by $276,743 and net realized gain (loss) on investments and change in unrealized appreciation (depreciation) was increased by $99,255 and $177,488, respectively. The adjustments were made due to prior period amortization and paydown reclasses. The reclassifications have no impact to the Fund’s net asset value.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that the following event requires disclosure in the Funds’ financial statements through this date.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on June 22, 2012, the Board determined that a proposed merger of the Pennsylvania Municipal Bond Fund and the Virginia Municipal Bond Fund (the “Target Funds”) into the Municipal Bond Fund (the “Acquiring Fund”) would be in the best interests of the Target Funds and their shareholders. Subject to shareholder approval, on or about the close of business on November 30, 2012, the Target Funds will be merged into the Acquiring Fund. The Board also approved Plans of Reorganization (the “Plans”) for the mergers. The proposed Plans contemplate that the Acquiring Fund will acquire all of the assets of the Target Funds and assume the liabilities of the Target Funds (as set forth in the Plans) in exchange for designated shares in the Acquiring Fund, which the Target Funds will distribute to their shareholders, in exchange for their respective Target Fund shares.

Effective as of the close of business on September 7, 2012, the Target Funds will be closed to new investors, but may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities of Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Municipal Bond Fund, Wilmington Maryland Municipal Bond Fund, Wilmington New York Municipal Bond Fund, Wilmington Pennsylvania Municipal Bond Fund, Wilmington Virginia Municipal Bond Fund, Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund, and Wilmington Tax-Exempt Money Market Fund (thirteen of the series constituting the Wilmington Funds) (the “Funds”), including the portfolios of investments, as of April 30, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Municipal Bond Fund, Wilmington Maryland Municipal Bond Fund, Wilmington New York Municipal Bond Fund, Wilmington Pennsylvania Municipal Bond Fund, Wilmington Virginia Municipal Bond Fund, Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund, and Wilmington Tax-Exempt Money Market Fund at April 30, 2012, and the results of their operations, the changes in their net assets and financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2012

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140	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Kenneth G. Thompson* Birth date: 9/64 TRUSTEE Began serving: December 2008

Principal Occupations: President, Wilmington Funds; Senior Vice President and Managing Director, Wilmington Trust Investment Advisors, Inc. (“WTIA”); Senior Vice President, M&T Bank.

Other Directorships Held: None

Robert J. Christian* Birth date: 2/49 TRUSTEE Began serving: March 2012

Principal Occupations: Retired.

Other Directorships Held: Fund Vantage Trust (33 portfolios); Optimum Fund Trust (6 portfolios) (registered investment companies).

Previous Positions: Executive Vice President of Wilmington Trust Company (“WTC”) (2/96 to 2/06); President of Rodney Square Management Corporation (“RSMC”) (1996 to 2005); Vice President of RSMC (2005 to 2006).

R. Samuel Fraundorf, CFA, CPA* Birth year: 1964 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA.

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of Wilmington Trust Investment Management (“WTIM”) (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Jeffrey Durkee** Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupations: President and Chief Executive Officer, Wilmington Trust Investment Advisors, Inc. (3/07 to 1/12).

Other Directorships Held: None.

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*     Kenneth G. Thompson is “interested” due to positions he held with M&T Bank, the parent of the Fund’s Advisor. Robert J. Christian is “interested” due to positions he held with WTC and RSMC. R. Samuel Fraundorf is “interested” due to positions he held with WTIM.

**   Jeffrey Durkee resigned as Trustee effective January 27, 2012. Mr. Durkee was “interested” due to positions he held with WTIA.

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INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Retired

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/05 to 2/08); Chairman, Trustee and Treasurer, Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to present); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Baker Victory Services (1/05 to 12/08); Director, Dunn Tire Corporation (1/05 to present); Director, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Highmark Blue Cross/Blue Shield (2/05 to 6/10); Director, Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Hilbert College (2000 to 2011); Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation; Former National Director, Classic Car Club of America.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

Dr. Marguerite D. Hambleton Birth date: 2/43 TRUSTEE Began Serving: September 2005

Principal Occupations: President, AAA New York State Association (travel and financial services) (7/09 to present).

Other Directorships Held: Director, AAA Foundation for Traffic Safety (5/85 to 12/01); Director, AAA (travel and financial services) (3/91-3/08).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (2003-2005); President and CEO, AAA Western and Central New York (travel and financial services) (12/85 to 12/05).

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Name Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).
Dr. Eric Brucker Birth date: 12/41 TRUSTEE Began serving: March 2012

Principal Occupations: Retired.

Other Directorships Held: None.

Previous Positions: Professor of Economics, Widener University (2004 to 2012); Dean, School of Business Administration of Widener University (2001 to 2004); Dean, School of Business, Public Policy and Health, University of Maine (1998 to 2001); Dean, School of Management, University of Michigan-Dearborn (1992 to 1998); Academic Vice President, Trenton State University (1989-1991); Dean, College of Business and Economics, University of Delaware (1976 to 1989).

Nicholas A. Giordano Birth date: 2/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

OFFICERS

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions

Kenneth G. Thompson Birth year: 1964 PRESIDENT Began serving: March 2012	Principal Occupations: Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

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Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2009 AML COMPLIANCE OFFICER Began serving: February 2012

Principal Occupations: Managing Director, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: President and Managing Partner, Foreside Financial Group, LLC (5/08 to present).

Previous Positions: Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

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BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Advisory Agreement and Sub-Advisory Agreement on Behalf of Each Fund

At in-person meetings held on October 26 and December 9, 2011, the Board, including each Trustee who is not an “interested person” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved an investment advisory agreement between the Trust, on behalf of each Fund, and WFMC (the “New Investment Advisory Agreement”). At the same meetings, the Board, including all of the Independent Trustees, also approved a sub-advisory agreement among the Trust, on behalf of each Fund, WFMC and WTIA (the “New Sub-Advisory Agreement,” and together with the New Investment Advisory Agreement, the “New Agreements”).

The New Agreements relate to each of: the Wilmington Large-Cap Value Fund, Wilmington Large-Cap Growth Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund, Wilmington Multi-Manager International Fund, Wilmington Strategic Allocation Moderate Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Maryland Municipal Bond Fund, Wilmington New York Municipal Bond Fund, Wilmington Pennsylvania Municipal Bond Fund, Wilmington Virginia Municipal Bond Fund, Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund, and Wilmington Tax-Exempt Money Market Fund (the “Group A Funds”); the Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Aggressive Fund, and Wilmington Municipal Bond Fund (the “Group B Funds”); and the Wilmington Rock Maple Alternatives Fund (the “Alternatives Fund,” and, collectively with the Group A Funds and the Group B Funds, the “Funds”). Each Group A Fund has been a series of the Trust for a number of years, and on or about March 12, 2012, certain of the Group A Funds acquired the assets and liabilities of a corresponding series of the WT Mutual Fund. The shareholders of each Group A Fund as of January 6, 2012, approved the New Agreements. The Board established the Group B Funds at the October 26 and December 9 meetings and on or about March 12, 2012, each Group B Fund acquired the assets and liabilities of a corresponding series of the WT Mutual Fund. The Board established the Alternatives Fund at the October 26 and December 9 meetings and the Alternatives Fund commenced operations on or about January 14, 2012.

Before considering the New Advisory Agreement and the New Sub-Advisory Agreement with respect to each Fund, the Board requested and reviewed information relating to the New Agreements, which was provided by WFMC and WTIA. That information addressed, among other things: (i) the services to be performed; (ii) the size and qualifications of WFMC and WTIA’s portfolio management staff; (iii) any potential or actual material conflicts of interest which may arise in connection with WFMC and WTIA’s management of the Funds; (iv) how the Funds would be managed by WFMC and WTIA, including a general description of the investment decision making processes, sources of information and investment strategies; (v) investment performance information; (vi) results of independent audit and regulatory examinations, including any recommendations or deficiencies noted; (vii) any litigation, investigation or administrative proceeding which may have a material impact on WFMC or WTIA’s ability to service the Funds; and (viii) WFMC and WTIA’s internal program for ensuring compliance with applicable investment objectives, policies and practices of the Funds, and the federal securities laws and other regulatory requirements. WFMC and WTIA provided written responses to the Board’s request for information, and also provided oral responses during the in-person meetings. The Independent Trustees received and reviewed a memorandum from independent legal counsel regarding the legal standards applicable to their review of the New Agreements. In addition, the Independent Trustees consulted with independent legal counsel in executive session with respect to their review of the New Agreements and certain other considerations relevant to their deliberations on whether to approve the New Agreements.

At the meetings on October 26 and December 9, 2011, the Board determined that WFMC and WTIA had the capabilities, resources and personnel necessary to provide satisfactory advisory services to each Fund, and that the advisory fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represent reasonable compensation to WFMC and WTIA. In making their decision to approve the New Agreements for each Fund, the Independent Trustees gave attention to all information furnished, including information provided throughout the prior year by WTIA (formerly known as MTB Investment Advisors, Inc.) as investment advisor to the Group A Funds. The Trustees also noted that WFMC and WTIA are under the common control of M&T Bank Corporation, and that the officers and employees of WFMC overlap with the officers and employees of WTIA.

In making their decision to approve the New Agreements for each Fund, the Independent Trustees considered various factors, as described below, that they believed to be relevant in evaluating the New Agreements. In their deliberations, the Trustees did not identify any particular information or factor that was controlling, and different Trustees may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Board considered that the New Agreements are substantially similar to the Trust’s previous investment advisory agreements with WTIA, which were approved for renewal at an in-person meeting held on September 14-15, 2011. In the case of each Fund, the Trustees therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as: the relative performance of the Group A Funds; compliance with the investment objectives, policies, strategies and limitations of the Group A Funds; and the compliance of management personnel with the numerous operational and compliance policies and procedures that were established by the Board. In the case of each Fund, the Trustees also considered WFMC and WTIA’s personnel who possess the experience to provide investment management services to the Funds. The Trustees noted that the Wilmington Multi-Manager International Fund, Wilmington Large-Cap Value Fund, Wilmington Multi-Manager Real Asset Fund and Alternatives Fund employ a multi-manager approach

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through which the Funds rely on two or more sub-advisors to manage a portion of each Fund’s assets under the ongoing supervision of WFMC and WTIA. In the case of the Wilmington Multi-Manager Real Asset Fund and Alternatives Fund, which were established at the October 26 and December 9 meetings, the Trustees focused on the prior experience of WFMC and WTIA in overseeing the investment activities of sub-advisors that are not affiliated with WFMC and WTIA.

Based on the information provided by WFMC and WTIA, the Trustees concluded that the nature, extent and quality of the services provided by WFMC and WTIA supported the approval of the New Agreements.

Investment Performance. The Board considered the overall investment performance of WFMC, WTIA and the Group A and Group B Funds, as well as the funds of the WT Mutual Fund for which WFMC previously served as investment advisor. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees also gave weight to their review of investment performance in connection with the approval of the New Agreements at the Board meetings held October 26 and December 9, 2011. The Trustees reviewed reports prepared by WFMC and WTIA, which showed each Group A Fund’s investment performance in comparison with its applicable peer group for the one-, five- and ten-year periods, as well as information about each Fund’s performance compared to its benchmark. With respect to the Group B Funds, the Trustees considered similar information about the performance of each series of the WT Mutual Fund that was merged into a corresponding Group B Fund. With respect to the Alternatives Fund, the Trustees considered hypothetical, pro-forma performance information for the Fund. The Board concluded that the performance information provided by WFMC and WTIA supported approval of the New Agreements.

Comparative Expenses. WFMC and WTIA represented to the Board that the aggregate contractual investment advisory fees for each Group A Fund would be the same as that previously charged to the Funds by WTIA. At its meeting on September 14-15, 2011, the Board, including all of the Independent Trustees, approved the continuation of the investment advisory agreements for each Group A Fund based upon, among other things, comparative information about the net advisory fee ratios and total expense ratios (after deduction for advisory fee waivers and expense reimbursements) of each Fund versus those of a group of funds selected as being similar to each Fund. The Trustees reviewed reports prepared by WFMC and WTIA which showed each Group B Fund’s advisory fees and expenses in comparison with its applicable peer group. The Trustees also reviewed reports prepared by WFMC which showed Alternatives Fund’s advisory fees and expenses in comparison with its applicable peer group. In that regard, the Trustees noted the unique nature of the Alternatives Fund, which uses multiple sub-advisors employing alternative investment strategies, as well as WFMC and WTIA’s contractual commitment to waive certain fees and reimburse expenses for the Fund.

At the October 26 and December 9 meetings, the Trustees concluded that the proposed advisory and sub-advisory fees to be paid to and the services to be provided by WFMC and WTIA supported approval of the New Agreements.

Management Profitability. The Trustees also considered the profitability of the relationships among the Funds and WFMC and WTIA, noting the significant decreases in profitability for the Group A Funds over the last few years. The Trustees considered any direct or indirect revenues received by affiliates of WFMC and WTIA. Based on the information provided, the Trustees concluded that the profitability to WFMC and WTIA with respect to the Funds supported approval of the New Agreements.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered WFMC and WTIA’s assessments that under the current market conditions and based on the asset sizes of the Funds, and the existence of certain voluntary and contractual fee waivers, economies of scale were appropriately reflected in the investment advisory fees of the Funds.

Other Benefits. The Trustees considered the “fall-out” or ancillary benefits resulting from the relationships among the Funds and WFMC and WTIA. In that regard, the Board considered the fees received by WFMC and WTIA and their affiliates for providing other services to the Funds under separate agreements. With respect to any soft-dollar arrangements, the Board noted that in selecting brokers, WFMC and WTIA must seek to obtain best execution of fund trades.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session with independent legal counsel outside of the presence of management personnel, the Board, including all of the Independent Trustees, approved the New Agreements. The Board based its decision on the totality of the circumstances, including the factors identified above, and with a view to past and long-term considerations. Not all of the factors and considerations identified were relevant to each Fund, nor did the Board find any one of them to be determinative.

Sub-Advisory Agreements on Behalf of the Wilmington Multi-Manager International Fund (the “International Fund”), the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”) and the Alternatives Fund

At in-person meetings held on October 26 and December 9, 2011, the Board, including all of the Independent Trustees, approved investment sub-advisory agreements among the Trust, WFMC and each of the following sub-advisors: (i) on behalf the International Fund, Acadian Asset Management, LLC; Dimensional Fund Advisors LP; Goldman Sachs Asset Management, L.P.; Parametric Portfolio Associates LLC; and Principal Global Investors LLC; (ii) on behalf of the Real Asset Fund, CBRE Clarion Securities LLC, EII Realty Securities, Inc.; Pacific Investment Management Company, LLC; and HSBC Global Asset Management (France); and (iii) on behalf of the Alternatives Fund, Acuity Capital Management, LLC; ADAR Investment Management, LLC; Calypso Capital Management, LP; Evercore Wealth Management, LLC; Madison Street Partners, LLC; Parametric Risk Advisors, LLC; Rock Maple Services, LLC (“Rock Maple”); TIG Advisors, LLC; Water Island Capital, LLC; and Whitebox Advisors LLC. Together, the International Fund, Real Asset Fund and Alternatives Fund are referred to as the

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“Sub-Advised Funds.” The Sub-Advised Funds’ agreements with the sub-advisors listed above are referred to as the “Sub-Advisory Agreements.”

Before meeting to determine whether to approve the Sub-Advisory Agreements, the Board had the opportunity to review written materials provided by each of the sub-advisors and independent legal counsel to the Independent Trustees, which contained information to help the Board evaluate the Sub-Advisory Agreements. The materials generally included information regarding, among other things: (i) services performed or to be performed; (ii) the size and qualifications of each sub-advisor’s portfolio management staff; (iii) any potential or actual conflicts of interest which may arise in connection with a sub-advisor’s management of the relevant Fund; (iv) investment performance information; (v) results of any independent audit or regulatory examinations, including any recommendations or deficiencies noted; (vi) any litigation, investigation or administrative proceeding which may have a material impact on any sub-advisor’s ability to service the relevant Fund; and (vii) the sub-advisor’s internal program for ensuring compliance with applicable investment objectives, policies and practices, the federal securities laws and other regulatory requirements. The Board also considered the recommendations of management with respect to each sub-adviser.

The Independent Trustees received and reviewed a memorandum from independent legal counsel regarding the legal standards applicable to their review of the New Agreements, including the Sub-Advisory Agreements. In addition, the Independent Trustees consulted with independent legal counsel in executive session with respect to their review of the Sub-Advisory Agreements and certain other considerations relevant to their deliberations on whether to approve them.

In addition to the information provided by each sub-advisor as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Sub-Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Trustees considered the services to be provided to each Sub-Advised Fund by each sub-advisor, including information about the education and experience of relevant personnel at each sub-advisor. With respect to the Alternatives Fund, WFMC engages WTIA and Rock Maple to assist in the identification and selection of sub-advisors and in the portfolio construction process. The Trustees concluded that the nature, extent and quality of the services provided by the sub-advisors to each Sub-Advised Fund are appropriate and consistent with the terms of the Sub-Advisory Agreements.

Investment Performance. The Trustees reviewed information from the sub-advisors for the International Fund and Real Asset Fund reflecting the investment performance of their respective sub-advised portions of the corresponding series of the WT Mutual Fund (that was merged into the International Fund and Real Asset Fund, as applicable) for various time periods, and, as available, information about the performance of similarly managed accounts. Although the Alternatives Fund did not have historical performance, the sub-advisors to the Alternatives Fund, to the extent available, showed investment performance information for similarly managed pooled accounts and investment companies for various periods. The Board concluded, taking into account the recommendations of Fund management, that the information supported approval of the Sub-Advisory Agreements.

Comparative Expenses. The sub-advisors provided information regarding sub-advisory fees and an analysis of these fees in relation to the delivery of services to the Sub-Advised Funds. The Trustees also reviewed information regarding fees charged by the sub-advisors to other similar clients, to the extent available, and evaluated any explanation provided by the sub-advisors as to differences in fees charged to the Sub-Advised Funds and other similarly managed accounts. The Trustees concluded that the amount of the sub-advisory fees to be paid to the sub-advisors was supported by the information provided.

Management Profitability. The Board considered information about the profitability of the relationships among each Sub-Advised Fund and each sub-advisor. Based on the information provided, the Board concluded that each sub-advisor’s profitability supported approval of the Sub-Advisory Agreements.

Economies of Scale. The Trustees also considered the extent to which economies of scale would be realized relative to fee levels as each Sub-Advised Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered WFCM and WTIA’s assessments that under the current market conditions and based on asset sizes of the Sub-Advised Funds, economies of scale were appropriately reflected in the fees to be paid to each sub-advisor.

Other Benefits. The Trustees considered any ancillary benefit resulting from each sub-advisor’s relationship with the Sub-Advised Fund, including any soft-dollar arrangements. With respect to any soft-dollar arrangements, the Board noted that in selecting brokers, the sub-advisors must seek to obtain best execution of fund trades.

Conclusion. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreements was in the best interests of each Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Sub-Advisory Agreements.

April 30, 2012  /  ANNUAL REPORT

147

SHAREHOLDER PROXY RESULTS

At February 21, 2012, a summary report of shares voted by proposal is as follows:

To approve a new investment advisory agreement between MTB Group of Funds, on behalf of each Fund, and Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation).

Shares Voted
For	2,817,888,588
Against	10,879,070
Abstain	301,975,843
Broker Non-Vote	537,128,987

To approve a new investment sub-advisory agreement among MTB Group of Funds, on behalf of each Fund, Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation) and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investment Advisors, Inc.).

Shares Voted
For	2,606,529,311
Against	11,647,269
Abstain	302,566,927
Broker Non-Vote	537,128,986

Plan of reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB New York Tax-free Money Market Fund (“target fund”) to MTB Tax-free Money Market Fund, (“acquiring fund”); (ii) distribution of shares of corresponding class of the acquiring fund to holders of target fund; (iii) liquidation of target fund.

Shares Voted
For	50,360,421
Against	644,933
Abstain	8,882,130

Plan of reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB Pennsylvania Tax-free Money Market Fund (“target fund”) to MTB Tax-free Money Market Fund, (“acquiring fund”); (ii) distribution of shares of corresponding class of the acquiring fund to holders of target fund; (iii) liquidation of target fund.

Shares Voted
For	20,321,772
Against	118,118
Abstain	49,066

Plan of reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB Prime Money Market Fund (“target fund”) to MTB Money Market Fund, (“acquiring fund”); (ii) distribution of shares of corresponding class of the acquiring fund to holders of target fund; (iii) liquidation of target fund.

Shares Voted
For	142,457,478
Against	724
Abstain	984,307

Plan of reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB U.S. Government Bond Fund (“target fund”) to MTB Short Duration Government Bond Fund, (“acquiring fund”); (ii) distribution of shares of corresponding class of the acquiring fund to holders of target fund; (iii) liquidation of target fund.

Shares Voted
For	5,776,497
Against	2,642
Abstain	5,913

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Broad Market Bond Fund (“target fund”), to MTB Income Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	3,840,290
Against	—
Abstain	—

ANNUAL REPORT  /  April 30, 2012

148

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Municipal Bond Fund (“target fund”), to Wilmington Municipal Bond Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	8,049,453
Against	12,554
Abstain	17,343

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Prime Money Market Fund (“target fund”), to MTB Money Market Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund as Investment Company.

Shares Voted
For	1,662,602,925
Against	339,083
Abstain	86,111

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Short/Intermediate-Term Bond Fund (“target fund”), to MTB Intermediate-Term Bond Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	8,954,157
Against	15,259
Abstain	14,598

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Tax-free Money Market Fund (“target fund”), to MTB Tax-free Money Market Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	259,776,831
Against	—
Abstain	—

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington U.S. Government Money Market Fund (“target fund”), to MTB U.S. Government Money Market Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	2,141,824,454
Against	—
Abstain	29,368

April 30, 2012  /  ANNUAL REPORT

149

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT  /  April 30, 2012

150

PRIVACY POLICY AND NOTICE OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

April 30, 2012  /  ANNUAL REPORT

151
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT  /  April 30, 2012

Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors

111 South Calvert Street, 26th Floor

Baltimore, MD 21202

Co-Administrator

Wilmington Trust Investment Advisors

111 South Calvert Street, 26th Floor

Baltimore, MD 21202

Co-Administrator, Accountant, and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent and Dividend

Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-AR-MM/FI-0412

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Since we are required by law to send a report to each person listed as a shareholder, you (or your household) may receive more than one report.

April 30, 2012

PRESIDENT’S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Funds

Wilmington Large Cap Growth Fund

Wilmington Large-Cap Strategy Fund

Wilmington Large Cap Value Fund

Wilmington Mid Cap Growth Fund

Wilmington Small Cap Growth Fund

Wilmington Small-Cap Strategy Fund

Wilmington Large Cap Growth Fund (“Large Cap Growth Fund”) formerly MTB Large Cap Growth Fund

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”) formerly a series of WT Mutual Fund

Wilmington Large Cap Value Fund (“Large Cap Value Fund”) formerly MTB Large Cap Value Fund

Wilmington Mid Cap Growth Fund (“Mid Cap Growth Fund”) formerly MTB Mid Cap Growth Fund

Wilmington Small Cap Growth Fund (“Small Cap Growth Fund”) formerly MTB Small Cap Growth Fund

Wilmington Small-Cap Strategy Fund (“Small-Cap Strategy Fund”) formerly a series of WT Mutual Fund

Dear Investor:

I am pleased to enclose the Annual Report of the Wilmington Funds, formerly known as the MTB Group of Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2011 through April 30, 2012. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the new advisor to the Trust, and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investments Advisors, Inc.), the sub-advisor to the Trust, have provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The U.S. economy continues to show positive growth, but it is a slow rate of growth. The Commerce Department announced its early estimate of Gross Domestic Product (“GDP”) growth of 2.2% in the first quarter. Momentum is improving, but economic expansion remains mediocre. Since the beginning of the current recovery (third quarter of calendar year 2009), the country has averaged a 2.4% growth rate. This is significantly lower than the 4.5% annual growth rate during the last seven economic recoveries over the past 40 years. Currently, personal consumption accounts for 70% of GDP, and there is a reluctance – or inability – to ramp up spending. Consumers are concerned about the value of their homes and the outlook for jobs. Post-recession employment growth has averaged less than 1% annually since the recession ended in 2009. Jobless recoveries have become the norm. At the same time, worker productivity (output per hour) has increased. These productivity gains allow employers to keep labor costs in check, boosting profitability.

There are pockets of strength in the U.S. economic recovery, and the warm winter may have brought an early spring to the economy. Private sector hiring picked up, but government cutbacks (state and local) held back over-all job growth. April’s unemployment rate dropped to 8.1% and the economy added 115,000 jobs in the month. While this appears favorable, over 300,000 workers have dropped out of the work force and 41% of the unemployed have been out of work for six months or more.

Global concerns remain; including a slower growth in China’s economy, austerity programs in the peripheral Eurozone countries, and a technical recession in the United Kingdom. On this side of the Atlantic, we are seeing some positive contributions from the consumer, exports, and private inventory investments. The Federal Reserve (the “Fed”) has noted an improving economy; however, “not enough to warrant a change in stimulative policies at this time”. They predicted economic growth between 2.4% and 2.9% this year, which is significantly better than the 1.7% last year.

The Bond Markets

The bond market, the subject of so much stress last summer, has been much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Fed responded to the slow economic growth by embarking on “Operation Twist” where it simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that it would keep short-term interest rates extremely low into 2014. The European Central Bank (ECB) initiated its “Long-Term Refinancing Operations” which addressed some of the liquidity concerns of its banking system by allowing banks to borrow cash from the ECB at a discounted borrowing rate by depositing longer-term loans with the ECB.

PRESIDENT’S MESSAGE  /  April 30, 2012

ii

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries.

It’s been a good year in fixed income, particularly in the tax-exempt bond arena. Two trends in the municipal market appeared during the 12 months ending 4/30/2012, both reflecting a reversal of the trends in place during the prior fiscal year. One trend was the increased supply of municipal debt issues where levels had moved into a more traditional range as compared to the previous period’s depressed levels, and the other trend was the increased level of demand for municipal securities compared to the previous period’s sell off of municipal securities.

For the 12-month reporting period May 1, 2011 through April 30, 2012, certain Barclays Capital indices performed as follows1:

Barclays Capital U.S. Aggregate Bond Index[2]	Barclays Capital U.S. Treasury Bond Index[3]	Barclays Capital U.S. Mortgage- Backed Securities Index[4]	Barclays Capital U.S. Credit Bond Index[5]	Barclays Capital Municipal Bond Index[6]
7.54%	8.89%	5.74%	9.20%	11.36%

The Stock Markets

The Funds’ fiscal year ended with broad U.S. stock indices modestly higher. The slight net change masks an index drop of nearly 20% and a recovery. The potential effects of a European insolvency in both sovereign credit and banks put a scare into equity markets in August but were alleviated at least temporarily by allowing European banks to move their funding needs out to three years to provide some insurance against a liquidity crisis. While concerns about Europe fluctuated, the economic picture in the U.S. appeared to firm with a marginally better employment picture and confidence improving for both consumers and small businesses. As employment improves, it is expected that the housing market will show signs of stability with the hope of potentially adding to domestic growth at some point in the future.

The S&P 500 jumped 12.6% (including dividends) in the first quarter of 2012 with the unusual feature of having positive returns in each of the three months. One strategist points out that this has happened in only 17 of the past 66 years and there were no down years in those periods. Of course, past performance is no indication of future performance. As we approach mid-year, the market has its eyes on many issues including weakness in the European Union; the elections in the U.S.; a slowdown in China; and, the “fiscal cliff” in the U.S. which refers to a combination of expiring tax cuts, the end of the 2009 stimulus package, automatic spending cuts and new healthcare-related taxes which will be a drag on the economy.

The best performing industries during the fiscal year included computer hardware, auto retailing and homebuilding. The worst performing industries, suggesting a concern about a cyclical slowdown, included tires and rubber, aluminum, coal and consumable fuel.

For the 12-month reporting period May 1, 2011 through April 30, 2012, certain stock market indices performed as follows:

S&P 500 Index[7]	Dow Jones Industrial Average[8]	NASDAQ Composite Index[9]	MSCI All Country World ex-US (Net) Index[10]
4.76%	5.97%	7.17%	(12.90)%

April 30, 2012  /  PRESIDENT’S MESSAGE

iii

The Trust, with assets of $12.8 billion as of April 30, 2012, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income11, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need.

Sincerely,

Kenneth Thompson

President

June 4, 2012

PRESIDENT’S MESSAGE  /  April 30, 2012

iv

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclays Capital U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.	Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

5.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Capital Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.	S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

9.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

10.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices.

11.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

Sector allocation and credit quality percentages are based on total portfolio as of quarter-end and are subject to change at any time. This data is shown for informational purposes only and is not to be considered a recommendation to purchase or sell any security. The credit quality of the investments in a Fund’s portfolio does not apply to the safely and stability of the Fund and are subject to change. Ratings shown are assigned by one or more Nationally Recognized Statistical Rating Organizations (NRSRO), such as Standard & Poor’s, and typically range from AAA (highest) to D (lowest). When ratings from two NRSROs are available, the lowest rating is used. Bonds not rated by an NRSRO are included in the Not Rated category, which does not necessarily indicate low quality. Cash is defined as bonds with stated maturities of seven days or less and includes money market funds and other cash equivalents. For more information regarding rating methodologies for S&P visit www.standardandpoors.com and for Moody’s visit www.moodys.com.

April 30, 2012  /  PRESIDENT’S MESSAGE

1

WILMINGTON LARGE CAP GROWTH FUND

(formerly known as MTB Large Cap Growth Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Large Cap Growth Fund (the “Fund”) had a total return of (4.36)%* for A Shares and (3.96)%* for I Shares, versus its benchmark, the Russell 1000 Growth Index,** which had a total return of 7.26%.

The equity markets bottomed in early March of 2009. Since that date most equity index levels have about doubled. We are now three years into the recovery. We say recovery rather than a bull market because although equities remain inexpensive versus their historical norms, market uneasiness and volatility have kept traditional investors on the sideline. A large portion of investors have failed to reap the financial successes of the past three years due to fear and loss of capital stemming from the 2008 global financial collapse. This fiscal year, the United States has witnessed a steady but slow economic recovery. Asia is in the midst of a slowdown, albeit from a rather lofty level, and most of Western Europe is in a recession. Domestic earnings continue to come in above plan; however we are now in a global market and it is difficult for the U.S. equity market to single-handedly carry the weight of the rest of the world. Even with our slow but steady growth coupled with above trend earnings, the investor has yet to return in earnest. A recent Rasmussen poll asked the question, do you feel that the U.S. economy is currently in a recession? And 62% responded affirmatively. We wonder why volatility remains at a fever pitch. Our domestic market is close to a year high, and we are only a few percentage points away from the all-time high registered in October 2007. The equity market usually forecasts economic conditions a year in advance. We are off to a surprisingly strong start this year, even with the European financial uncertainty. Maybe the recent move in equities will be a harbinger for a bright financial future.

After delivering a solid double-digit return in fiscal 2011, last year was a disappointment. The Fund started strongly and actually was named a Category King by the Wall street Journal for outstanding performance. However Greece fiscal issues once again surfaced during the summer months and the Fund got caught by being aggressively positioned for continued economic growth and it quickly forfeited the above benchmark performance. Fiscal issues in Europe continued into the fall months and worries of the contagion spreading to much larger economies (Spain and Italy) weighed heavily on the equity markets. We again were cited as a Category King in January 2012; however it was not enough to make up for our summer shortfall. We are off to a good start in fiscal 2013, and we believe that as economic numbers continue to improve, equity shareholders will be rewarded.

The Fund’s top performing equity positions once again came from a rather eclectic group void of any central theme. CBS Corp. was our top performing equity. This national broadcasting company continued to surprise skeptics by delivering eight of the top ten weekly shows. CBS Corp. shareholders were rewarded as its share price appreciated over 37% during our fiscal year. Apple, Inc. was another top performer. The company announced several new products and withstood the death of its founder, Steve Jobs, and yet it still managed to appreciate over 70% during our fiscal year, becoming the largest market capitalization company in the world. The

Fund also benefitted from our holding in D.R. Horton, Inc. This leading homebuilder finally was rewarded for its actions taken during the financial collapse. The company rewarded its shareholders by appreciating over 35% in our fiscal year.

The Fund was negatively impacted by our position CBRE Group, Inc., a real estate and financial advisory firm. Shares of CBRE Group, Inc. dropped over 28% as earnings in their real estate division failed to meet street expectations. Another holding, Illumina, Inc. manufactures a gene sequencing machine and although there was a lot of chatter regarding its future advantages, weak earnings drove its share price lower. Our position in Baker Hughes, Inc. also had a negative impact on the Fund’s overall performance. Baker Hughes, Inc.’s share price fell over 40% from its recent high as margins in its domestic pressure pumping division collapsed. Baker Hughes, Inc. is a leading oil service company, which specialized in providing services into the new shale gas regions. As natural gas inventories climbed into an unseasonably warm winter, margins dropped, placing pressure on its share price.

As we reflect back on fiscal year 2012, we were caught with mixed emotions. To win an accolade among your peers we were elated; however we were quickly humbled by the market volatility over concerns of fiscal collapse in Greece and other Western European countries. We are once again off to a good start in fiscal year 2013; however we must be prudent given the looming financial atmosphere in Europe. We are cautious as we enter the summer months and we have reduced our aggressive growth stance; however we firmly believe that if strong domestic economic data continues then this should lead the market to a new all-time high.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was (9.66)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

ANNUAL REPORT  /  April 30, 2012

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WILMINGTON LARGE CAP GROWTH FUND – A SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large Cap Growth Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Russell 1000 Growth Index (“Russell 1000 Growth”)2 and the Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(9.66)%
5 Years	(0.85)%
10 Years	1.19%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.66%
After Waivers	1.42%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Class A Shares.

April 30, 2012  /  ANNUAL REPORT

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WILMINGTON LARGE CAP GROWTH FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Large Cap Growth Fund (I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2012, compared to the Russell 1000 Growth1 and the Lipper Large-Cap Growth Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(3.96)%
5 Years	0.51%
Start of Performance (8/18/03)	3.60%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.41%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance shown for the I Shares of the Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average assumes the reinvestment of all dividends and distributions. Lipper Large-Cap Growth Funds Average performance is as of the month-end following the inception date for the Fund. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

4

WILMINGTON LARGE-CAP STRATEGY FUND

(formerly a series of the WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 7.12%* for A Shares and 7.32%* for I Shares, versus its benchmark, the Russell 1000 Index**, which had a total return of 7.11%.

The Fund attempts to outperform the Russell 1000 Index by overweighting growth or value companies based on recommendations from the Wilmington Trust Investment Strategy Team (IST). During the third quarter of calendar year 2011, the IST style recommendation for domestic large-cap equities was neutral. The I Shares of the Fund accurately tracked the benchmark and returned (14.68)% during the third calendar quarter. At the end of the third calendar quarter, the IST recommended an overweight to growth companies for domestic large-cap portfolios. The Fund was rebalanced to track a custom benchmark of 60% Russell 1000 Growth Index** / 40% Russell 1000 Value Index**. The IST held this target through the end of calendar year 2011. For the fourth quarter of 2011, the Russell 1000 Value Index returned 13.11% and the Russell 1000 Growth Index returned 10.61%. The I Shares of the Fund returned 11.61% and the Russell 1000 Index returned 11.84%. The 0.23% of underperformance is attributable to the recommended growth tilt over the period.

During the first quarter of calendar year 2012, the growth index outperformed the value index by 3.57%. In accordance with the IST recommendations, the Fund continued to overweight growth companies and the I Shares returned 13.23% versus 12.90% for the benchmark. The 0.33% of outperformance is attributable to the IST recommended growth tilt.

In April, the Fund continued to target a custom benchmark of 60% Russell 1000 Growth Index / 40% Russell 1000 Value Index. Large-cap growth companies slightly outperformed value companies in April. The I Shares of the Fund returned (0.47)% slightly outperforming the benchmark.

At the April IST meeting, the proprietary U.S. large-cap style model continued to favor growth stocks. The IST voted to follow the models and recommended maintaining the overweight to growth companies in domestic large-cap equity portfolios. The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was 1.19%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

April 30, 2012  /  ANNUAL REPORT

5

WILMINGTON LARGE-CAP STRATEGY FUND – A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large-Cap Strategy Fund (A Shares) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2012, compared to the Russell 1000 Index (“Russell 1000”)2 and the Standard & Poors 500 Index (“S&P 500”).2

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(1.67)%
5 Years	(1.53)%
Start of Performance (12/19/05)	1.44%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.11%
After Waivers	0.50%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Index and the S&P 500 assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2012

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WILMINGTON LARGE-CAP STRATEGY FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Large-Cap Strategy Fund (I Shares) (the “Fund”) from July 1, 2003 (start of performance) to April 30, 2012, compared to the Russell 10001 Index and the Standard & Poors 500 Index (“S&P 500”).1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	4.33%
5 Years	(0.07)%
Start of Performance (7/01/03)	4.82%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.86%
After Waivers	0.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance shown for the I Shares of the Fund, the Russell 1000 Index and the S&P 500 assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Institutional Shares.

April 30, 2012  /  ANNUAL REPORT

7

WILMINGTON LARGE CAP VALUE FUND

(formerly known as MTB Large Cap Value Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Large Cap Value Fund (the “Fund”) had a total return of (6.94)%* for A Shares and (6.65)%* for I Shares, versus its benchmark, the Russell 1000 Value Index,** which had a total return of 1.03%.

Following very strong returns for the prior year, U.S. equity markets delivered moderate returns for the fiscal year ended April 30 2012. During the first part of the year global equities corrected significantly as concerns about slowing U.S. economic growth and European sovereign debt roiled the markets. However, beginning in October 2011 global equity markets rose significantly as the outlook for domestic growth improved and, the European Central Bank provided significant liquidity to European banks thus easing the risk of a bank default and/or a credit crunch. The markets continue to be driven by a gradually improving U.S. economy and relatively strong corporate earnings growth. U.S. corporations have demonstrated great cost control, have strong balance sheets and have maintained high profit margins in an environment where revenue growth has become a bit more challenging. Overall valuations for the market, although not compelling, remain reasonable.

PORTFOLIO REVIEW:

CONSUMER DISCRETIONARY: General Motors Co. declined as the company reported mixed quarterly earnings as better-than-expected North America volume and pricing was offset by higher costs. Investors were also concerned about a potential degradation in pricing and product mix going forward given sharply rising gasoline prices, and production cutbacks early in the year due to supply shortages from Japan. The potential overhang of the U.S. government’s ownership stake also weighed on the stock. Our investment thesis for the stock remains intact as the company’s fundamentals have greatly improved since it emerged from bankruptcy. Increased profit forecasts and the potential return of cash to shareholders along with a positive outlook for auto sales volumes continue to offer support. The outlook for earnings is being driven by higher volumes and a large new product pipeline. General Motors Co. has recently entered into an alliance with Peugeot S.A. to develop shared vehicle platforms and to collaborate on global sourcing with the goal of reducing costs at its Opel operations in Europe. In addition, General Motors Co. is particularly focused on further restructuring opportunities in Europe.

ENERGY: Natural gas prices reached 10 year lows as mild winter weather and falling coal prices resulted in a glut of gas in North America storage. Companies have begun to shut in production and shift significant capital away from dry gas, which should help to set a floor on gas prices later this year and allow for increases going into 2013. The prospect of lower North American natural gas production is a more likely reality in late 2012/early 2013 given the steep spending cuts currently underway. Amongst our energy holdings, Apache Corp. appreciated following declines last year fueled by political instability in Egypt. ApacheCorp.’s pace of acquisitions should slow appreciably from 2011, which will enable investors to focus on its strong operations, capital returns, and cash flow generation. We increased our position in Talisman Energy, Inc. as the company is selling assets which we expect will help recognize the significant undervaluation of the remainder of the firm. In addition, we believe it will shortly announce an update suggesting a timeline for production at their Yme project in the North Sea which should reverse the negative concern that has developed over the past year. We believe investor’s expectations for the company are exceedingly low. Our position in Canadian Natural Resources Ltd. declined due to the temporary shutdown of its Horizon Oil Sands project for repairs, resulting in the company lowering its production guidance. Horizon issues have weighed on management’s credibility since a fire in the coker unit shut down production for eight months last year. Investor sentiment on the stock also reflected wider heavy oil differentials as Canadian crude traded at a depressed level to West Texas Intermediate (WTI). The reversal of the Seaway pipeline and addition of more pipeline capacity should lower the WTI discount to Brent crude. The company generates substantial free cash flow, and has significant long-lived, proven reserves that we believe are overlooked by the market. We have recently increased our position in Canadian Natural Resources Ltd. on price weakness. In addition, the company just authorized a share repurchase of up to 5% of the outstanding shares over the next 12 months.

FINANCE: Our financial holdings were weak during the first six months of the year but have recovered significantly since October 2011. Although the low interest rate environment continues to weigh on the banks, their balance sheets have substantially improved over the past two years, as reflected by increased levels of capital, reserves, and liquidity. Settlement with the states’ Attorneys General regarding mortgage foreclosure and servicing practices, and the European Central Bank’s successful efforts to date in staving off the Eurozone’s sovereign debt crisis has removed an overhang on the group. Recently, portfolio holdings JP Morgan Chase & Co. and Wells Fargo & Co. announced an increase to their dividends along with share buyback plans after successfully passing the Federal Reserve’s most recent CCAR stress test. We expect Citigroup Inc. to get regulatory approval to increase capital return to shareholders later this year. Goldman Sachs Group, Inc. benefitted from increased capital market activity, which has rebounded from the depressed levels witnessed in the last half of 2011. Following a difficult first six months, our insurance stocks appreciated on the strength of improving fundamentals and a more positive outlook for capital redeployment. Responding to shareholder pressure, Hartford Financial Services Group, Inc. announced a strategic restructuring whereby it will focus on property casualty by divesting its life and retirement businesses, and put its annuity business into runoff. Once executed, the restructuring should help improve returns and reduce capital market-related volatility. We believe the strategic plan is a step in the right direction, and that management is extremely focused on creating shareholder value. Recently, we trimmed our stake in Lincoln National Corp. at an attractive price, and increased our position in Unum Group. Unum Group is poised to benefit from improving pricing trends in group disability insurance. The company has a strong balance sheet and stable free cash flow that provides an opportunity for management to return significant capital back to shareholders. The stock trades at a steep discount to book value.

ANNUAL REPORT  /  April 30, 2012

8

HEALTHCARE: Our healthcare holdings performed well during the year. Pfizer, Inc. had positive pipeline news as FDA panel committees recommended Axitinib in the treatment of advanced renal cell carcinoma, and Prevnar-13 for the prevention of pneumococcal disease in adults over 50 years of age. The company generates strong cash flow that supports an attractive dividend, while expense controls and the anticipated sale of several businesses remain potential catalysts. We tendered 85% of our Amgen, Inc. stock in a Dutch auction at $60 per share, and sold the remaining shares shortly thereafter. Although we believe Amgen, Inc. has an attractive valuation with a solid drug pipeline that includes Denosumab for the treatment of bone loss, the company faces a number of regulatory and competitive headwinds going forward that caused us to be more cautious. We believe our investment in Teva Pharmaceutical Industries Ltd. offers an attractive risk/reward at current levels. We expect Teva Pharmaceutical Industries Ltd.’s Copaxone franchise to continue to drive earnings and cash flow growth, and believe that the stock’s valuation reflects a far more pessimistic scenario. Teva Pharmaceutical Industries Ltd. announced the appointment of a new CEO and $3.0 billion share buyback, which was well received by investors as it represents a shift toward a more shareholder focused capital allocation strategy. The next catalyst for the stock is a lower court trial ruling on the generic challenge of Copaxone, Teva’s branded multiple sclerosis drug, in mid-2012.

MATERIALS & PROCESSING: Our gold investments declined as gold equities have continued their under-performance relative to the price of gold. Operationally, AngloGold Ashanti Ltd. reported solid performance at its Geita mine in Tanzania, while its Obuasi mine in Ghana continues to make steady progress towards improving results. We believe the turnaround of these two mines, along with its Tropicana project coming online in late 2013, remain catalysts for the stock. For Barrick Gold Corp., the ramp up of production at its Pueblo Viejo mine in the Dominican Republic is progressing as expected, while its Pascua-Lama development in Argentina/Chile is slated for production in mid-2013. Together these projects should add 1.5 million ounces of new low cost annual gold output. Cost inflation going forward remains a concern as fuel and labor prices continue to increase. During the year, we added fertilizer producer Mosaic Co. to the portfolio. The stock has been pressured by concerns regarding the near term demand outlook for phosphate and potash given delayed U.S. dealer purchases and uncertainty of Indian and Brazilian imports. While we acknowledge these near term headwinds, we believe the medium/long term fundamentals remain favorable given the company’s unique position in a cartel potash market. Mosaic Co. offers a substantial resource base at an attractive price, has net cash on its balance sheet, and positive free cash flow that could be used for share repurchases. The company recently announced that it had negotiated a favorable agreement to resume operations at its South Fort Meade phosphate mine in Florida, enabling the company to significantly lower its phosphate rock acquisition costs.

INDUSTRIALS: The recent positive performance of Ingersoll-Rand PLC. reflects early indications of a cyclical recovery in housing and construction end-markets after being depressed for the last three years. The company has also made significant progress at resolving internal profit pressures, particularly within its HVAC business. The stock trades at an attractive valuation, and earnings expectations appear to be conservative. Additionally, an activist investor has recently taken a position in the stock. PACCAR, Inc. has recently reported good earnings progress that reflects continued fundamental improvement in the North American commercial truck market. Missteps at competitor Navistar International Corp. related to EPA certification for new engines could provide some upside opportunities for PACCAR, Inc. in the near term.

TECHNOLOGY: Motorola Mobility Holdings, Inc. appreciated significantly during the year as the company received an all cash takeover offer from Google, Inc. at $40 per share. The catalyst for the acquisition was Motorola’s extensive patent portfolio, which Google plans to use to protect its Android franchise. We had increased our position in Motorola Mobility Holdings, Inc. back in March 2011 based on valuation given the attractiveness of its patent portfolio, and subsequently eliminated the entire position after the acquisition was announced. The recent appreciation of CA, Inc. reflects the company’s announcement that it will return $2.5 billion of capital to shareholders through 2014 by raising its dividend 400% and repurchasing shares (equating to roughly 80% of the company’s free cash flows). These are actions that we have strongly supported. CA, Inc.’s strengthened management team has made strides to improve the company’s market position and enhance shareholder value through a strategic restructuring and increased focus on internal operations. Going forward, our focus will be on management’s execution at improving margins in its distribution business. Shares of Microsoft Corp. also posted a strong gain for the quarter, reflecting anticipation of a successful launch of Windows 8 later this year and a resurgent PC market. Another potential catalyst is an index rebalancing expected to occur later this year due to an increase in the shares available for trading (i.e. “float”) as Bill Gates continues to reduce his personal holdings of Microsoft Corp. stock. This could put upward pressure on the stock price. We also initiated a new position in Hewlett-Packard Co. The company is in the midst of a strategic turnaround following several quarters of declining revenues and earnings. Former eBay CEO Meg Whitman was brought in as CEO in 2011 to oversee a complex transformation which will include cost restructuring, an increase in research and development spending with a focus on growth areas, and a more cohesive strategy for its server, storage, and networking businesses. The near-term goal for the firm is to improve operating margins while stabilizing the revenue stream. HP continues to generate a strong free cash flow which it can use to support its current dividend, repurchase shares, and reduce its debt load. The recent appointment of an activist investor to the board of HP should keep management focused on addressing operational issues that will improve profitability as well as pursue innovations in higher growth markets with better margins. The market is forecasting declines in profitability that are significantly worse than we believe will occur.

OUTLOOK: While this is no time to be complacent and no permanent solutions have been applied to the structural issues facing the global economy, U.S. economic growth continues at a slow/moderate pace. Earnings reports are, on balance, pretty good. Dividend increases and share repurchase authorizations have continued as well. Interest rates have increased modestly on medium/long-term Treasuries although they remain at exceptionally low levels. Inflation is still modest, and confidence in the U.S. has kept interest rates at a level well below normal. Warning signs are not hard to find. China’s rate of economic growth, a critical engine for global

April 30, 2012  /  ANNUAL REPORT

9

growth and commodity prices/demand, is decelerating and uncertain. Concerns about the structural fiscal problems in Europe have surfaced again. The U.S. has been a major beneficiary of low interest rates due to the turmoil and fear in Europe; how long our country can borrow and finance its structural deficits at historically low rates remains a big question mark. There is no easy cure for structural deficits. Austerity programs provide a long-term balance between government spending and revenues, but are socially and politically difficult. It is hard to get anything done until market dynamics absolutely force action under the threat of otherwise dire consequences.

We would like to close our outlook with a few observations. Shareholder activism has accelerated over the past year. We cannot recall a time when there have been more companies undergoing challenges from major shareholders (whether or not they are 13D filers) to solve problems, improve profitability, accelerate the return of free cash flow, or create value in other ways. Waiting for a robust economy to solve problems and increase stock prices can’t be and isn’t the go to option anymore. We have generally found company managements to be more understanding of the need to have greater urgency. Separately, we have even witnessed Wall Street analysts promoting what we refer to as “sell side activism” as there have been several reports urging or articulating the value or need to restructure. We have redoubled our efforts to find companies that not only offer attractive valuation and downside protection, but can solve problems and force recognition of value even in a difficult economic environment. The number of our portfolio investments that are in the midst of transforming themselves to highlight and recognize value is meaningful and growing.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was (12.08)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

ANNUAL REPORT  /  April 30, 2012

10

WILMINGTON LARGE CAP VALUE FUND – A SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Large Cap Value Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Russell 1000 Value Index (“Russell 1000 Value”)2, and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(12.08)%
5 Years	(3.62)%
10 Years	2.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.43%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 1000 Value Index and the Lipper Large Cap Value Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Class A Shares.

April 30, 2012  /  ANNUAL REPORT

11

WILMINGTON LARGE CAP VALUE FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Large Cap Value Fund (I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2012, compared to the Russell 1000 Value Index (“Russell 1000 Value”)1, and the Lipper Large Cap Value Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(6.65)%
5 Years	(2.39)%
Start of Performance (8/18/03)	4.84%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.18%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance shown for the I Shares of the Fund, the Russell 1000 Value Index and the Lipper Large Cap Value Funds Average assumes the reinvestment of all dividends and distributions. Lipper Large Cap Value Funds Average performance is as of the month-end following the inception date for the Fund. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

12

WILMINGTON MID CAP GROWTH FUND

(formerly known as MTB Mid Cap Growth Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Mid Cap Growth Fund (the “Fund”) had a total return of (1.55)%* for A Shares and (1.40)%* for I Shares, versus its benchmark, the Russell Mid Cap Growth Index**, which had a total return of 0.78%.

The Fund faced a challenging year as equity markets fluctuated in a broad range. The pattern was reminiscent of 2010, with investors beginning the year anxious about the prospect for continued economic growth. This concern reached a fever pitch from August through October as the U.S. debt-ceiling, European sovereign/bank debt, and China growth concerns worked together to undermine investor confidence. Stock correlations rose to levels above the 2008 crisis, while valuations plummeted. As in 2010, our analysis indicated that the worst fears reflected in the equity market were unlikely to be realized. We retained our pro-growth positioning and our conviction was rewarded with a strong rebound from November 2011 through March 2012. Through March and April 2012, however, growth jitters (and consolidation from the rapid rebound) again softened investor enthusiasm for stocks in general, growth stocks particularly, and a few of our holdings especially.

The Fund’s performance relative to the benchmark mainly reflects significant weakness of a few holdings, which unfortunately had a large enough impact to offset some remarkable successes. To an extent, the wide dispersion of outcomes reflects narrowing stock market leadership as we recover from the 2008/2009 lows. When a company appears to no longer display attractive growth momentum, the stock gets punished. In addition, the fiscal year began at a high point for the Fund, and thus the year-over-year return looks weak from a high starting point. Broadly speaking, we held solid winners in Consumer Discretionary (Lululemon Athletica, Inc., CBS Corp.), Consumer Staples (Herbalife Ltd.), Information Technology (Sourcefire, Inc.), and Energy (Cabot Oil & Gas Corp.). Unfortunately, we offset these and other strong performers with weak results from other holdings, notably Walter Industries, Inc., Allscripts Healthcare Solutions, Inc., Peabody Energy Corp., Aruba Networks, Inc., and McDermott International, Inc. Sector allocation had an additional negative impact, as Energy and Information Technology stocks struggled against investor pessimism despite, in our analysis, attractive underlying fundamentals.

Finally, in the periods when the market has been driven (generally down) by macro news flow, volatile and highly-correlated stock movements have made it difficult for fundamentally-based, active managers in general. Strong, individual company-based results were frequently overwhelmed by sector rotations and broad market gyrations. The result was that a majority of managers underperformed the benchmark, which allowed our I Share returns to achieve the 50th percentile of the Lipper Mid Cap Growth Funds Average for the year despite our missteps. Nonetheless, our goal remains to exceed the benchmark’s return and, while our discipline may not achieve that goal every year, our long-term results indicate that we have been able to identify companies with strong business models selling at attractive valuations. We remain committed to the disciplined implementation of that approach.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was (6.95)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell Mid Cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

April 30, 2012  /  ANNUAL REPORT

13

WILMINGTON MID CAP GROWTH FUND – A SHARES†, *

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Mid Cap Growth Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(6.95)%
5 Years	4.20%
10 Years	6.84%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.62%
After Waivers	1.24%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell Mid Cap Growth Index and the Lipper Mid Cap Growth Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

*	Formerly Class A Shares.

ANNUAL REPORT  /  April 30, 2012

14

WILMINGTON MID CAP GROWTH FUND – I SHARES†, *

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Mid Cap Growth Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),1 and the Lipper Mid Cap Growth Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(1.40)%
5 Years	5.55%
10 Years	7.60%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.37%
After Waivers	1.08%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance shown for the I Shares of the Fund, the Russell Mid Cap Growth Index and the Lipper Mid Cap Growth Funds Average assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

*	Formerly Institutional I Shares.

April 30, 2012  /  ANNUAL REPORT

15

WILMINGTON SMALL CAP GROWTH FUND

(formerly known as MTB Small Cap Growth Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Small Cap Growth Fund (the “Fund”) had a total return of (8.68)%* for A Shares, (8.77)%* for C Shares and (8.53)%* for I Shares, versus its benchmark, the Russell 2000 Growth Index,** which had a total return of (4.42)%.

After peaking in late April into early May 2011, equity markets encountered significant turbulence during the first half of the Fund’s fiscal year. Macroeconomic and political concerns again trumped strong corporate profit performance as European sovereign debt issues (seemingly annual), worries over China slowing, and political gridlock in the United States and Europe dominated investors’ behavior. Turmoil in Europe intensified, driven by fear of Greek debt issues spilling over into the stronger European core countries. As China continued to tighten credit availability, fears of a hard landing resurfaced. In the U.S., the debt ceiling debate led S&P to downgrade the U.S.’s debt rating.

The first quarter of 2012 saw the S&P 500 Index turn in its best quarterly performance since the third quarter of 2009 as Europe backed away from the point of collapse, the U.S. economy showed continued signs of life, and central banks pledged to step in and support global economic growth. Investors diverted assets from relatively safe but low-yielding bonds into riskier investments following last year’s turmoil. The risk on trade was alive and well.

Financials rallied as the U.S. economy strengthened and the Federal Reserve reported that 15 of the 19 largest banks in the U.S. passed its latest stress test to gauge their ability to withstand a deep financial downturn. Technology shares benefited from strong results from Apple, Inc. and Consumer Discretionary shares outperformed the broad market. Stocks levered to growth in China and the emerging markets, Materials and Industrials, lagged but still delivered positive returns. Could this be a sign of new leadership in the market and will the improvement in the economy continue after the effect of the warm weather wears off? Only time will tell.

In April cracks in Europe were fixed and the housing market recovery trade began to emerge. Economic data continued to surprise to the upside at a less frequent rate. Profits were booked and a wait and see attitude began to permeate the market. Fear of a repeat of last summer’s selloff was too fresh in the minds of investors. Yet leading economic indicators continue to improve and commodity prices started to decline, the opposite of last year.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was (13.71)%, adjusted for the Fund’s maximum sales charge, and the total return for C Shares was (9.68)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

ANNUAL REPORT  /  April 30, 2012

16

WILMINGTON SMALL CAP GROWTH FUND – A SHARES* AND C SHARES†, *

The graph below illustrates the hypothetical investment of $10,0001,2 in the Wilmington Small Cap Growth Fund (A and C Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)3 and the Lipper Small Cap Growth Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	C Shares
1 Year	(13.71)%	(9.68)%
5 Years	(0.85)%	0.34%
10 Years	3.21%	3.64%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for A Shares and contingent deferred sales charge (“CDSC”) of 1.00% as applicable for C Shares.

Annual Operating Expense Ratio

	A Shares	C Shares
Before Waivers	1.67%	2.17%
After Waivers	1.47%	1.52%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	Represents a hypothetical investment of $10,000 in C Shares of the Fund. The ending value does not reflect a contingent deferred sales load on any redemption over 1 year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions.

3	The performance for the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Average assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The Wilmington Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

*	Formerly Class A Shares and Institutional I Shares.

April 30, 2012  /  ANNUAL REPORT

17

WILMINGTON SMALL CAP GROWTH FUND – I SHARES†, *

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Small Cap Growth Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Russell 2000 Growth1 and the Lipper Small Cap Growth Funds Average.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(8.53)%
5 Years	0.42%
10 Years	3.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.42%
After Waivers	1.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance shown for I Shares of the Fund, the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Average assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged

†	The Wilmington Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

18

WILMINGTON SMALL-CAP STRATEGY FUND

(formerly a series of the WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Small-Cap Strategy Fund (the “Fund”) had a total return of 0.06% for I Shares, versus its benchmark, the Russell 2000 Index**, which had a total return of (0.12)%.

The Fund attempts to outperform the Russell 2000 Index by overweighting growth or value companies based on recommendations from the Wilmington Trust Investment Strategy Team (IST). During the third quarter of calendar year 2011, the IST style recommendation for domestic small-cap equities was neutral, and the Fund underperformed the benchmark by 0.10%. At the end of the third quarter of the calendar year, the IST recommended overweighting growth companies for domestic small-cap portfolios. The Fund was rebalanced to track a custom benchmark of 60% Russell 2000 Growth Index** / 40% Russell 2000 Value Index**. The IST held this target through the end of the calendar year. For the fourth quarter of the calendar year, the Russell 2000 Value Index returned 15.97% and the Russell 2000 Growth Index returned 14.99%. The Fund returned 15.36% and slightly underperformed the Russell 2000 Index return of 15.47%. The 0.11% of underperformance is attributable to the recommended growth tilt over the period.

During the first quarter of calendar year 2012, the growth index outperformed the value index by 1.69%. The Fund continued to be overweight growth companies and returned 12.57% versus 12.44% for the benchmark. The 0.13% of outperformance is attributable to the IST recommended growth tilt.

In April, the Fund continued to target a custom benchmark of 60% Russell 2000 Growth Index / 40% Russell 2000 Value Index. Small-cap growth companies slightly outperformed value companies in April. The Fund returned (1.49)%, almost matching the Russell 2000 Index return of (1.55)%.

At the April IST meeting, the proprietary U.S. small-cap style model continued to favor growth stocks. The IST voted to follow the models and recommended maintaining the overweight to growth companies in domestic small-cap equity portfolios. The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

April 30, 2012  /  ANNUAL REPORT

19

WILMINGTON SMALL-CAP STRATEGY FUND – I SHARES*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Small-Cap Strategy Fund (I Shares) (the “Fund”) from July 01, 2003 (start of performance) to April 30, 2012, compared to the Russell 2000 Index1 and the S&P Small Cap 600 Index.1

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(4.07)%
5 Years	0.28%
Start of Performance (7/01/03)	6.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.09%
After Waivers	0.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance shown for I Shares of the Fund, the Russell 2000 Index and the S&P Small Cap 600 Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

*	Formerly Institutional Shares.

ANNUAL REPORT  /  April 30, 2012

20

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON LARGE CAP GROWTH FUND
Actual
A Shares	$1,000.00	$1,098.00	$7.41	1.42%
I Shares	$1,000.00	$1,099.60	$5.38	1.03%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,017.80	$7.12	1.42%
I Shares	$1,000.00	$1,019.74	$5.17	1.03%

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
A Shares	$1,000.00	$1,130.00	$2.65	0.50%
I Shares	$1,000.00	$1,131.50	$1.32	0.25%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,022.38	$2.51	0.50%
I Shares	$1,000.00	$1,023.62	$1.26	0.25%

WILMINGTON LARGE CAP VALUE FUND
Actual
A Shares	$1,000.00	$1,070.10	$6.69	1.30%
I Shares	$1,000.00	$1,071.40	$5.20	1.01%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,018.40	$6.52	1.30%
I Shares	$1,000.00	$1,019.84	$5.07	1.01%

WILMINGTON MID CAP GROWTH FUND
Actual
A Shares	$1,000.00	$1,090.80	$6.45	1.24%
I Shares	$1,000.00	$1,091.40	$5.56	1.07%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,018.70	$6.22	1.24%
I Shares	$1,000.00	$1,019.54	$5.37	1.07%

April 30, 2012  /  ANNUAL REPORT

21

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON SMALL CAP GROWTH FUND
Actual
A Shares	$1,000.00	$1,062.00	$7.33	1.43%
C Shares	$1,000.00	$1,061.60	$7.53	1.47%
I Shares	$1,000.00	$1,062.50	$6.15	1.20%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,017.75	$7.17	1.43%
C Shares	$1,000.00	$1,017.55	$7.37	1.47%
I Shares	$1,000.00	$1,018.90	$6.02	1.20%

WILMINGTON SMALL-CAP STRATEGY FUND
Actual
I Shares	$1,000.00	$1,110.00	$1.31	0.25%
Hypothetical (assuming a 5% return before expense)
I Shares	$1,000.00	$1,023.62	$1.26	0.25%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

ANNUAL REPORT  /  April 30, 2012

22

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large Cap Growth Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Common Stocks
Information Technology	31.3%
Consumer Discretionary	14.5%
Industrials	11.4%
Energy	11.3%
Consumer Staples	10.5%
Health Care	8.7%
Financials	6.0%
Materials	4.8%
Cash Equivalents[1]	1.8%
Other Assets and Liabilities – Net[2]	(0.3)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 98.5%

CONSUMER DISCRETIONARY – 14.5%

AUTO COMPONENTS – 1.1%
*BorgWarner, Inc.	14,000	$1,106,560

AUTOMOBILES – 1.0%
Ford Motor Co.	85,000	958,800

HOTELS RESTAURANTS & LEISURE – 2.2%
Las Vegas Sands Corp.	18,000	998,820
Starwood Hotels & Resorts Worldwide, Inc.	19,000	1,124,800
		$2,123,620

HOUSEHOLD DURABLES – 1.5%
DR Horton, Inc.	88,000	1,438,800

INTERNET & CATALOG RETAIL – 1.9%
*Amazon.com, Inc.	8,000	1,855,200

MEDIA – 1.9%
CBS Corp., Non – Voting	55,000	1,834,250

SPECIALTY RETAIL – 1.9%
*Bed Bath & Beyond, Inc.	9,000	633,510

Description	Number of Shares	Value

Ltd. Brands, Inc.	24,000	$1,192,800
		$1,826,310

TEXTILES, APPAREL & LUXURY GOODS – 3.0%
*,12Lululemon Athletica, Inc.	11,000	815,540
NIKE, Inc.	11,000	1,230,570
PVH Corp.	10,000	888,000
		$2,934,110
TOTAL CONSUMER DISCRETIONARY		$14,077,650

CONSUMER STAPLES – 10.5%

BEVERAGES – 4.7%
Coca-Cola Co.	22,000	1,679,040
PepsiCo, Inc.	44,500	2,937,000
		$4,616,040

FOOD & STAPLES RETAILING – 1.9%
Costco Wholesale Corp.	10,500	925,785
Whole Foods Market, Inc.	11,000	913,770
		$1,839,555

(Wilmington Large Cap Growth Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	23

Wilmington Large Cap Growth Fund (continued)

Description	Number of Shares	Value

FOOD PRODUCTS – 0.8%
*Green Mountain Coffee Roasters, Inc.	15,000	$731,250

PERSONAL PRODUCTS – 1.3%
Estee Lauder Cos., Inc.	19,500	1,274,325

TOBACCO – 1.8%
Philip Morris International, Inc.	19,000	1,700,690
TOTAL CONSUMER STAPLES		$10,161,860

ENERGY – 11.3%

ENERGY EQUIPMENT & SERVICES – 6.7%
*Cameron International Corp.	15,000	768,750
Halliburton Co.	40,000	1,368,800
National Oilwell Varco, Inc.	19,000	1,439,440
Schlumberger Ltd.	28,500	2,112,990
*Weatherford International Ltd.	60,000	856,200
		$6,546,180

OIL, GAS & CONSUMABLE FUELS – 4.6%
*Alpha Natural Resources, Inc.	65,000	1,048,450
Exxon Mobil Corp.	40,000	3,453,600
		$4,502,050
TOTAL ENERGY		$11,048,230

FINANCIALS – 6.0%

CAPITAL MARKETS – 1.7%
Goldman Sachs Group, Inc.	6,500	748,475
T Rowe Price Group, Inc.	14,000	883,610
		$1,632,085

CONSUMER FINANCE – 0.8%
American Express Co.	13,000	782,730

DIVERSIFIED FINANCIAL SERVICES – 1.0%
Bank of America Corp.	120,000	973,200

INSURANCE – 0.7%
Prudential Financial, Inc.	12,000	726,480

REAL ESTATE INVESTMENT TRUSTS – 0.8%
American Tower Corp.	12,000	786,960

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.0%
*CBRE Group, Inc.	52,000	978,120
TOTAL FINANCIALS		$5,879,575

Description	Number of Shares	Value

HEALTH CARE – 8.7%

BIOTECHNOLOGY – 2.1%
*Biogen Idec, Inc.	6,000	$804,060
*Celgene Corp.	5,000	364,600
*Gilead Sciences, Inc.	17,000	884,170
		$2,052,830

HEALTH CARE EQUIPMENT & SUPPLIES – 2.2%
Baxter International, Inc.	12,500	692,625
Medtronic, Inc.	10,000	382,000
Stryker Corp.	19,000	1,036,830
		$2,111,455

HEALTH CARE PROVIDERS & SERVICES – 2.9%
*Express Scripts Holding Co.	30,000	1,673,700
UnitedHealth Group, Inc.	20,000	1,123,000
		$2,796,700

PHARMACEUTICALS – 1.5%
Abbott Laboratories	17,000	1,055,020
Allergan, Inc.	4,000	384,000
		$1,439,020
TOTAL HEALTH CARE		$8,400,005

INDUSTRIALS – 11.4%

AEROSPACE & DEFENSE – 4.9%
Boeing Co.	22,000	1,689,600
Precision Castparts Corp.	6,300	1,111,131
United Technologies Corp.	24,500	2,000,180
		$4,800,911

AIR FREIGHT & LOGISTICS – 1.1%
CH Robinson Worldwide, Inc.	17,500	1,045,450

INDUSTRIAL CONGLOMERATES – 2.1%
Danaher Corp.	38,000	2,060,360

MACHINERY – 3.3%
Caterpillar, Inc.	17,500	1,798,475
Cummins, Inc.	3,500	405,405
Manitowoc Co., Inc.	70,000	969,500
		$3,173,380
TOTAL INDUSTRIALS		$11,080,101

INFORMATION TECHNOLOGY – 31.3%

COMMUNICATIONS EQUIPMENT – 5.3%
*,12Aruba Networks, Inc.	22,000	464,640
*Finisar Corp.	38,000	627,760
*Juniper Networks, Inc.	35,000	750,050

(Wilmington Large Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

24	PORTFOLIOS OF INVESTMENTS

Wilmington Large Cap Growth Fund (continued)

Description	Number of Shares	Value

QUALCOMM, Inc.	41,000	$2,617,440
*Riverbed Technology, Inc.	36,000	710,280
		$5,170,170

COMPUTERS & PERIPHERALS – 10.0%
*Apple, Inc.	14,200	8,296,208
*EMC Corp.	50,000	1,410,500
		$9,706,708

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS INDUSTRY – 0.5%
Corning, Inc.	35,000	502,250

INTERNET SOFTWARE & SERVICES – 2.2%
*Baidu, Inc. ADR	3,500	464,450
*Google, Inc.	2,700	1,634,121
		$2,098,571

IT SERVICES – 5.4%
International Business Machines Corp.	19,000	3,934,520
Mastercard, Inc.	3,000	1,356,810
		$5,291,330

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.7%
*Advanced Micro Devices, Inc.	215,000	1,582,400
*,12Lam Research Corp.	12,000	499,800
Xilinx, Inc.	15,000	545,700
		$2,627,900

SOFTWARE – 5.2%
Microsoft Corp.	98,000	3,137,960
Oracle Corp.	65,000	1,910,350
		$5,048,310
TOTAL INFORMATION TECHNOLOGY		$30,445,239

MATERIALS – 4.8%

CHEMICALS – 2.5%
Air Products & Chemicals, Inc.	12,000	1,025,880

Description	Number of Shares	Value

EI du Pont de Nemours & Co.	14,000	$748,440
Potash Corp. of Saskatchewan, Inc.	15,000	637,200
		$2,411,520

METALS & MINING – 2.3%
Cliffs Natural Resources, Inc.	12,500	778,250
Freeport-McMoRan Copper & Gold, Inc.	39,000	1,493,700
		$2,271,950
TOTAL MATERIALS		$4,683,470
TOTAL COMMON STOCKS (COST $74,923,524)		$95,776,130
TOTAL INVESTMENTS IN SECURITIES – 98.5% (COST $74,923,524)		$95,776,130
	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.8%

REPURCHASE AGREEMENTS – 1.8%
Credit Suisse First Boston LLC, 0.18%, dated 04/30/12, due 05/01/12, repurchase price $763,142, collateralized by U.S. Treasury Securities 0.63% to 2.38%, maturing 04/30/13 to 02/15/41; total market value of $778,403.	$763,138	763,138
Deutsche Bank Securities, Inc., 0.22%, dated 04/30/12, due 05/01/12, repurchase price $1,000,006, collateralized by U.S. Government Securities 2.49% to 7.00%, maturing 08/01/25 to 04/01/42; total market value of $1,020,000.	1,000,000	1,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,763,138)		$1,763,138
TOTAL INVESTMENTS – 100.3% (COST $76,686,662)		$97,539,268
COLLATERAL FOR SECURITIES ON LOAN – (1.8%)		(1,763,138)
OTHER ASSETS LESS LIABILITIES – 1.5%		1,466,844
TOTAL NET ASSETS – 100.0%		$97,242,974

Cost of investments for Federal income tax purposes is $77,348,384. The net unrealized appreciation/(depreciation) of investments was $20,190,884. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $22,475,131 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,284,247.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

(Wilmington Large Cap Growth Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	25

Wilmington Large Cap Growth Fund (concluded)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$95,776,130	$—	$—	$95,776,130
Repurchase Agreements	—	1,763,138	—	1,763,138

Total	$95,776,130	$1,763,138	$—	$97,539,268

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

26

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Common Stocks
Information Technology	21.4%
Financials	13.2%
Consumer Discretionary	12.7%
Industrials	11.0%
Health Care	11.0%
Energy	10.7%
Consumer Staples	10.1%
Materials	4.2%
Utilities	2.9%
Telecommunication Services	2.3%
Mutual Fund	0.4%
Warrant	0.0%[3]
Rights	0.0%[3]
Preferred Stock	0.0%[3]
Cash Equivalents[1]	0.8%
Other Assets and Liabilities – Net[2]	(0.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 99.5%

CONSUMER DISCRETIONARY – 12.7%

AUTO COMPONENTS – 0.4%
Autoliv, Inc.	2,450	$153,713
*BorgWarner, Inc.	4,840	382,554
Gentex Corp.	2,190	48,114
*Goodyear Tire & Rubber Co.	11,860	130,223
Johnson Controls, Inc.	15,030	480,509
Lear Corp.	2,400	99,600
*TRW Automotive Holdings Corp.	1,010	46,167
*Visteon Corp.	1,500	75,255
		$1,416,135

Description	Number of Shares	Value

AUTOMOBILES – 0.5%
Ford Motor Co.	94,120	$1,061,674
*General Motors Co.	14,000	322,000
Harley-Davidson, Inc.	7,950	416,023
*,12Tesla Motors, Inc.	1,500	49,695
Thor Industries, Inc.	280	9,472
		$1,858,864

DISTRIBUTORS – 0.1%
Genuine Parts Co.	4,960	321,309
*LKQ Corp.	6,240	208,728
		$530,037

(Wilmington Large-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	27

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

DIVERSIFIED CONSUMER SERVICES – 0.1%
*Apollo Group, Inc.	2,487	$87,592
*Career Education Corp.	845	6,025
DeVry, Inc.	2,020	64,943
H&R Block, Inc.	6,860	100,842
Service Corp. International	10,870	125,875
Weight Watchers International, Inc.	1,560	118,498
		$503,775

HOTELS RESTAURANTS & LEISURE – 2.5%
*Bally Technologies, Inc.	700	33,985
Brinker International, Inc.	4,020	126,509
Carnival Corp.	9,820	319,052
*Chipotle Mexican Grill, Inc.	1,050	434,857
Choice Hotels International, Inc.	60	2,257
Darden Restaurants, Inc.	4,640	232,371
Dunkin’ Brands Group, Inc.	900	29,133
International Game Technology	100	1,558
Las Vegas Sands Corp.	14,520	805,715
Marriott International, Inc.	7,072	276,444
*Marriott Vacations Worldwide Corp.	1,187	35,052
McDonald’s Corp.	31,499	3,069,578
*MGM Resorts International	9,410	126,282
*Panera Bread Co.	845	133,442
*Penn National Gaming, Inc.	2,480	111,550
Royal Caribbean Cruises Ltd.	4,080	111,670
Starbucks Corp.	23,460	1,346,135
Starwood Hotels & Resorts Worldwide, Inc.	6,430	380,656
Wendy’s Co.	1,200	5,844
*WMS Industries, Inc.	3,720	91,177
Wyndham Worldwide Corp.	5,260	264,788
Wynn Resorts Ltd.	2,320	309,488
Yum! Brands, Inc.	15,150	1,101,860
		$9,349,403

HOUSEHOLD DURABLES – 0.4%
DR Horton, Inc.	7,070	115,594
Garmin Ltd.	1,290	60,798
Harman International Industries, Inc.	1,180	58,504
Jarden Corp.	1,560	65,411
Leggett & Platt, Inc.	3,670	79,896
[12]Lennar Corp.	4,910	136,203
*Mohawk Industries, Inc.	1,650	110,583
Newell Rubbermaid, Inc.	3,120	56,784
*NVR, Inc.	130	101,912
*PulteGroup, Inc.	8,840	86,986

Description	Number of Shares	Value

*Tempur-Pedic International, Inc.	2,900	$170,636
*Toll Brothers, Inc.	4,050	102,870
Tupperware Brands Corp.	2,700	168,183
Whirlpool Corp.	2,450	156,849
		$1,471,209

INTERNET & CATALOG RETAIL – 1.2%
*Amazon.com, Inc.	11,030	2,557,857
[12]Expedia, Inc.	3,120	133,006
*Liberty Interactive Corp.	18,350	345,714
*,12Netflix, Inc.	1,180	94,565
*priceline.com, Inc.	1,530	1,164,055
*TripAdvisor, Inc.	3,120	117,031
		$4,412,228

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Hasbro, Inc.	3,490	128,223
Mattel, Inc.	10,650	357,840
Polaris Industries, Inc.	2,000	158,880
		$644,943

MEDIA – 3.4%
*AMC Networks, Inc.	1,685	71,613
Cablevision Systems Corp.	6,540	96,923
CBS Corp., Non-Voting	18,200	606,970
*Charter Communications, Inc.	100	6,047
*Clear Channel Outdoor Holdings, Inc.	500	3,785
Comcast Corp.	70,280	2,131,592
*DIRECTV	20,990	1,034,177
*Discovery Communications, Inc.	6,500	353,730
Dish Network Corp.	4,680	149,620
*,12DreamWorks Animation SKG, Inc.	2,290	41,243
Gannett Co., Inc.	6,290	86,928
Interpublic Group of Cos., Inc.	15,320	180,929
John Wiley & Sons, Inc.	2,100	94,899
*Lamar Advertising Co.	2,400	76,368
*Liberty Global, Inc.	11,020	548,906
*Liberty Media Corp.—Liberty Capital	1,843	161,152
*Madison Square Garden Co.	87	3,129
McGraw-Hill Cos., Inc.	7,440	365,825
Morningstar, Inc.	1,100	63,492
News Corp.	44,130	864,948
Omnicom Group, Inc.	10,390	533,111
[12]Regal Entertainment Group	770	10,480
Scripps Networks Interactive, Inc.	2,280	114,502
*Sirius XM Radio, Inc.	123,100	278,206
Thomson Reuters Corp.	9,600	286,272
Time Warner Cable, Inc.	11,024	886,881
Time Warner, Inc.	21,096	790,256

(Wilmington Large-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

28	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Viacom, Inc.	17,620	$817,392
Virgin Media, Inc.	10,170	249,775
Walt Disney Co.	36,946	1,592,742
[12]Washington Post Co.	140	52,944
		$12,554,837

MULTILINE RETAIL – 0.8%
*Big Lots, Inc.	1,324	48,511
Dillard’s, Inc.	1,400	90,384
*Dollar General Corp.	1,500	71,190
*Dollar Tree, Inc.	3,281	333,546
Family Dollar Stores, Inc.	4,826	325,996
12JC Penney Co., Inc.	4,930	177,776
Kohl’s Corp.	6,110	306,294
Macy’s, Inc.	9,280	380,666
Nordstrom, Inc.	5,880	328,457
*,12Sears Holdings Corp.	1,270	68,301
Target Corp.	13,660	791,460
		$2,922,581

SPECIALTY RETAIL – 2.4%
Aaron’s, Inc.	4,300	116,831
Abercrombie & Fitch Co.	2,400	120,408
Advance Auto Parts, Inc.	2,150	197,370
American Eagle Outfitters, Inc.	1,050	18,910
*,12Autonation, Inc.	580	20,056
*Autozone, Inc.	860	340,698
*Bed Bath & Beyond, Inc.	6,790	477,948
Best Buy Co., Inc.	4,980	109,909
*CarMax Inc	4,300	132,741
Chico’s FAS, Inc.	8,990	138,086
Dick’s Sporting Goods, Inc.	2,300	116,380
Foot Locker, Inc.	4,930	150,809
[12]GameStop Corp.	820	18,663
Gap, Inc.	6,390	182,115
Guess?, Inc.	1,160	33,965
Home Depot, Inc.	44,040	2,280,832
Lowe’s Cos., Inc.	29,300	922,071
Ltd. Brands, Inc.	8,250	410,025
*Orchard Supply Hardware Stores Corp.	57	1,224
*O’Reilly Automotive, Inc.	4,500	474,570
PetSmart, Inc.	3,860	224,884
[12]RadioShack Corp.	3,660	18,959
Ross Stores, Inc.	7,680	473,011
*Sally Beauty Holdings, Inc.	200	5,320
Signet Jewelers Ltd.	1,420	69,253
Staples, Inc.	13,810	212,674
Tiffany & Co.	4,890	334,769

Description	Number of Shares	Value
TJX Cos., Inc.	23,040	$960,998
Tractor Supply Co.	2,800	275,548
Ulta Salon Cosmetics & Fragrance, Inc.	200	17,636
*Urban Outfitters, Inc.	4,060	117,578
Williams-Sonoma, Inc.	3,640	140,832
		$9,115,073

TEXTILES, APPAREL & LUXURY GOODS – 0.7%
Coach, Inc.	8,650	632,834
*Fossil, Inc.	1,600	209,072
NIKE, Inc.	10,560	1,181,347
PVH Corp.	1,580	140,304
Ralph Lauren Corp.	1,900	327,313
*Under Armour, Inc.	100	9,793
VF Corp.	1,550	235,678
		$2,736,341
TOTAL CONSUMER DISCRETIONARY		$47,515,426

CONSUMER STAPLES – 10.1%

BEVERAGES – 2.5%
Beam, Inc.	4,760	270,273
Brown-Forman Corp.	3,398	293,417
Coca-Cola Co.	58,741	4,483,113
Coca-Cola Enterprises, Inc.	13,240	398,789
*Constellation Brands, Inc.	4,630	100,008
Dr Pepper Snapple Group, Inc.	4,250	172,465
Molson Coors Brewing Co.	3,650	151,767
*Monster Beverage Corp.	3,568	231,777
PepsiCo, Inc.	46,899	3,095,334
		$9,196,943

FOOD & STAPLES RETAILING – 2.0%
Costco Wholesale Corp.	11,860	1,045,696
CVS Caremark Corp.	28,200	1,258,284
Kroger Co.	12,336	287,059
[12]Safeway, Inc.	6,550	133,161
12SUPERVALU, Inc.	3,900	23,166
Sysco Corp.	13,490	389,861
Walgreen Co.	29,120	1,020,947
Wal-Mart Stores, Inc.	49,833	2,935,662
Whole Foods Market, Inc.	5,570	462,700
		$7,556,536

FOOD PRODUCTS – 1.6%
Archer-Daniels-Midland Co.	15,240	469,849
Bunge Ltd.	1,370	88,365
Campbell Soup Co.	1,056	35,724
ConAgra Foods, Inc.	9,330	240,901
Corn Products International, Inc.	2,270	129,526

(Wilmington Large-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	29

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*Dean Foods Co.	6,660	$81,785
Flowers Foods, Inc.	6,225	133,526
General Mills, Inc.	14,384	559,394
*Green Mountain Coffee Roasters, Inc.	3,940	192,075
Hershey Co.	4,640	310,926
HJ Heinz Co.	7,380	393,428
Hormel Foods Corp.	3,460	100,548
JM Smucker Co.	2,799	222,884
Kellogg Co.	7,140	361,070
Kraft Foods, Inc.	35,287	1,406,893
McCormick & Co., Inc.	5,030	281,227
Mead Johnson Nutrition Co.	5,250	449,190
*Post Holdings, Inc.	625	18,594
*Ralcorp Holdings, Inc.	1,250	91,012
Sara Lee Corp.	18,000	396,720
*Smithfield Foods, Inc.	4,810	100,818
Tyson Foods, Inc.	6,100	111,325
		$6,175,780

HOUSEHOLD PRODUCTS – 1.7%
Church & Dwight Co., Inc.	5,692	289,154
Clorox Co.	2,068	144,967
Colgate-Palmolive Co.	13,688	1,354,291
*Energizer Holdings, Inc.	2,290	163,346
Kimberly-Clark Corp.	10,340	811,380
Procter & Gamble Co.	57,106	3,634,226
		$6,397,364

PERSONAL PRODUCTS – 0.3%
Avon Products, Inc.	16,170	349,272
Estee Lauder Cos., Inc.	7,580	495,353
Herbalife Ltd.	3,960	278,467
		$1,123,092

TOBACCO – 2.0%
Altria Group, Inc.	59,650	1,921,326
Lorillard, Inc.	2,940	397,753
Philip Morris International, Inc.	53,760	4,812,058
Reynolds American, Inc.	10,040	409,933
		$7,541,070
TOTAL CONSUMER STAPLES		$37,990,785

ENERGY – 10.7%

ENERGY EQUIPMENT & SERVICES – 2.0%
*Atwood Oceanics, Inc.	2,650	117,474
Baker Hughes, Inc.	11,400	502,854
*Cameron International Corp.	7,180	367,975
12CARBO Ceramics, Inc.	700	58,863
[12]Core Laboratories NV	1,500	205,470

Description	Number of Shares	Value
[12]Diamond Offshore Drilling, Inc.	1,440	$98,712
*Dresser-Rand Group, Inc.	2,070	100,768
*FMC Technologies, Inc.	7,760	364,720
Halliburton Co.	26,530	907,857
Helmerich & Payne, Inc.	3,080	158,281
*McDermott International, Inc.	5,080	57,404
*Nabors Industries, Ltd.	7,430	123,710
National Oilwell Varco, Inc.	9,155	693,583
Oceaneering International, Inc.	3,480	179,672
*Oil States International, Inc.	1,360	108,229
Patterson-UTI Energy, Inc.	4,330	70,016
*Rowan Cos., Inc.	3,240	111,877
12RPC, Inc.	450	4,653
Schlumberger Ltd.	41,584	3,083,038
*SEACOR Holdings, Inc.	660	61,334
*Superior Energy Services, Inc.	2,740	73,761
Tidewater, Inc.	1,660	91,350
*Unit Corp.	220	9,295
		$7,550,896

OIL, GAS & CONSUMABLE FUELS - 8.7%
*Alpha Natural Resources, Inc.	7,134	115,071
Anadarko Petroleum Corp.	10,850	794,328
Apache Corp.	9,173	880,058
[12]Arch Coal, Inc.	5,590	54,558
Cabot Oil & Gas Corp.	6,240	219,274
Chesapeake Energy Corp.	12,000	221,280
Chevron Corp.	44,800	4,773,888
Cimarex Energy Co.	2,750	190,052
*Cobalt International Energy, Inc.	3,900	104,364
*Concho Resources, Inc.	3,280	351,550
ConocoPhillips	29,460	2,110,220
CONSOL Energy, Inc.	6,850	227,694
*Continental Resources, Inc.	1,360	121,380
*Denbury Resources, Inc.	12,115	230,670
Devon Energy Corp.	8,700	607,695
El Paso Corp.	25,540	757,772
Energen Corp.	830	43,475
EOG Resources, Inc.	8,000	878,480
EQT Corp	3,450	171,879
12EXCO Resources, Inc.	2,470	18,130
Exxon Mobil Corp.	139,283	12,025,694
*Forest Oil Corp.	3,600	47,952
Hess Corp.	5,690	296,677
HollyFrontier Corp	5,240	161,497
[12]Kinder Morgan, Inc.	4,200	150,780
*Lone Pine Resources, Inc.	2,204	13,136
Marathon Oil Corp.	17,330	508,462

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30	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Marathon Petroleum Corp.	7,765	$323,102
Murphy Oil Corp.	3,650	200,640
*Newfield Exploration Co.	4,260	152,934
Noble Energy, Inc.	4,360	433,035
Occidental Petroleum Corp.	19,600	1,787,912
Peabody Energy Corp.	9,070	282,168
Pioneer Natural Resources Co.	3,720	430,850
*Plains Exploration & Production Co.	2,591	105,842
QEP Resources Inc	5,000	154,050
*,12Quicksilver Resources, Inc.	5,790	27,213
Range Resources Corp.	3,850	256,641
*,12Sandridge Energy, Inc.	15,730	125,683
SM Energy Co.	1,570	103,793
*Southwestern Energy Co.	9,028	285,104
Spectra Energy Corp.	13,700	421,138
Sunoco, Inc.	2,400	118,296
Teekay Corp.	520	18,772
*Tesoro Corp.	2,340	54,405
*Ultra Petroleum Corp.	5,500	108,680
Valero Energy Corp.	11,570	285,779
*Whiting Petroleum Corp.	3,500	200,200
Williams Cos., Inc.	12,150	413,464
*WPX Energy, Inc.	5,116	89,888
		$32,455,605
TOTAL ENERGY		$40,006,501

FINANCIALS – 13.2%

CAPITAL MARKETS – 1.9%
*Affiliated Managers Group, Inc.	1,470	167,021
*American Capital Ltd.	11,200	111,216
Ameriprise Financial, Inc.	5,240	284,060
Ares Capital Corp.	7,500	120,300
Bank of New York Mellon Corp.	26,670	630,745
BlackRock, Inc.	2,060	394,655
Charles Schwab Corp.	28,470	407,121
*E*TRADE Financial Corp.	4,900	52,087
Eaton Vance Corp.	670	17,621
[12]Federated Investors, Inc.	3,970	87,658
Franklin Resources, Inc.	4,880	612,489
Goldman Sachs Group, Inc.	10,990	1,265,499
Greenhill & Co., Inc.	960	37,296
Invesco Ltd.	8,870	220,331
Janus Capital Group, Inc.	6,350	48,133
Jefferies Group, Inc.	3,260	51,932
Lazard Ltd.	3,950	108,665
Legg Mason, Inc.	3,910	101,934
*LPL Investment Holdings, Inc.	3,700	132,793

Description	Number of Shares	Value
Morgan Stanley	33,796	$583,995
Northern Trust Corp.	4,880	232,239
Raymond James Financial, Inc.	2,010	73,606
SEI Investments Co.	1,940	39,169
State Street Corp.	10,020	463,124
T Rowe Price Group, Inc.	8,280	522,592
TD Ameritrade Holding Corp.	5,650	106,163
Waddell & Reed Financial, Inc.	2,740	87,625
		$6,960,069

COMMERCIAL BANKS – 2.3%
Associated Banc-Corp.	5,285	70,449
Bank of Hawaii Corp.	770	37,645
BB&T Corp.	13,790	441,832
BOK Financial Corp.	320	18,250
CapitalSource, Inc.	4,820	31,089
*CIT Group, Inc.	3,600	136,260
City National Corp.	940	50,064
Comerica, Inc.	3,630	116,233
Commerce Bancshares, Inc.	464	18,606
Cullen/Frost Bankers, Inc.	1,440	84,902
East West Bancorp, Inc.	6,500	148,005
Fifth Third Bancorp	19,900	283,177
First Citizens Bancshares, Inc.	50	8,665
First Horizon National Corp.	6,384	58,605
First Niagara Financial Group, Inc.	10,030	89,668
Fulton Financial Corp.	7,410	77,731
Huntington Bancshares, Inc.	21,541	144,109
KeyCorp	16,870	135,635
9M&T Bank Corp.	2,210	190,657
PNC Financial Services Group, Inc.	11,360	753,395
*Popular, Inc.	42,000	74,760
Regions Financial Corp.	26,656	179,661
SunTrust Banks, Inc.	10,880	264,166
Synovus Financial Corp.	15,640	32,844
TCF Financial Corp.	4,310	49,436
US Bancorp	40,720	1,309,962
Valley National Bancorp	5,355	67,473
Wells Fargo & Co.	108,705	3,634,008
Zions Bancorporation	5,090	103,785
		$8,611,072

CONSUMER FINANCE – 0.8%
American Express Co.	27,160	1,635,304
Capital One Financial Corp.	8,000	443,840
Discover Financial Services	16,080	545,112

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April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	31

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*,12Green Dot Corp.	2,000	$52,780
SLM Corp.	11,460	169,952
		$2,846,988

DIVERSIFIED FINANCIAL SERVICES – 2.4%
Bank of America Corp.	231,690	1,879,006
CBOE Holdings, Inc.	500	13,220
Citigroup, Inc.	60,902	2,012,202
CME Group, Inc.	960	255,187
*IntercontinentalExchange, Inc.	2,100	279,384
JPMorgan Chase & Co.	84,720	3,641,266
Leucadia National Corp.	5,070	126,040
Moody’s Corp.	7,840	321,048
*MSCI, Inc.	2,520	92,207
*NASDAQ Omx Group, Inc.	3,830	94,103
NYSE Euronext	6,920	178,190
		$8,891,853

INSURANCE – 3.0%
ACE Ltd.	7,700	584,969
Aflac, Inc.	10,350	466,164
*Alleghany Corp.	256	87,782
Allied World Assurance Co. Holdings AG	930	66,923
Allstate Corp.	10,580	352,631
American Financial Group, Inc.	3,800	147,896
*American International Group, Inc.	7,150	243,315
American National Insurance Co.	60	4,212
Aon PLC	7,350	380,730
*Arch Capital Group Ltd.	3,540	139,051
Arthur J Gallagher & Co.	3,880	145,733
Aspen Insurance Holdings, Ltd.	190	5,381
Assurant, Inc.	2,530	102,060
Assured Guaranty Ltd.	6,100	86,498
Axis Capital Holdings Ltd.	3,280	111,586
*Berkshire Hathaway, Inc.	36,206	2,912,773
Brown & Brown, Inc.	2,170	58,525
Chubb Corp.	6,650	485,916
Cincinnati Financial Corp.	4,606	164,066
CNA Financial Corp.	1,050	32,151
Endurance Specialty Holdings Ltd.	200	8,036
Erie Indemnity Co.	270	20,763
Everest Re Group Ltd.	1,770	175,407
Fidelity National Financial, Inc.	6,220	119,859
*Genworth Financial, Inc.	8,760	52,648
Hanover Insurance Group, Inc.	2,500	100,900
Hartford Financial Services Group, Inc.	7,590	155,975
HCC Insurance Holdings, Inc.	870	27,805
Kemper Corp.	370	11,096

Description	Number of Shares	Value
Lincoln National Corp.	8,070	$199,894
Loews Corp.	5,290	217,578
*Markel Corp.	180	79,250
Marsh & McLennan Cos., Inc.	14,040	469,638
*,12MBIA, Inc.	1,650	16,632
Mercury General Corp.	370	16,720
MetLife, Inc.	18,001	648,576
Old Republic International Corp.	6,600	65,670
PartnerRe Ltd.	2,170	151,075
Principal Financial Group, Inc.	4,690	129,772
Progressive Corp.	10,280	218,964
Protective Life Corp.	1,130	33,064
Prudential Financial, Inc.	8,630	522,460
Reinsurance Group of America, Inc.	1,690	98,257
RenaissanceRe Holdings Ltd.	1,320	103,039
StanCorp Financial Group, Inc.	2,140	82,133
Torchmark Corp.	2,730	132,978
Travelers Cos., Inc.	7,080	455,386
Unum Group	2,110	50,091
Validus Holdings Ltd.	3,370	109,525
White Mountains Insurance Group Ltd.	160	83,680
WR Berkley Corp.	3,580	134,823
XL Group PLC	6,420	138,094
		$11,408,150

REAL ESTATE INVESTMENT TRUSTS – 2.6%
Alexandria Real Estate Equities, Inc.	440	32,965
American Capital Agency Corp.	2,700	84,348
American Tower Corp.	12,110	794,174
Annaly Capital Management, Inc.	12,250	199,920
Apartment Investment & Management Co.	3,970	107,785
AvalonBay Communities, Inc.	2,622	381,239
Boston Properties, Inc.	4,150	449,237
Brandywine Realty Trust	1,130	13,402
BRE Properties, Inc.	1,100	57,750
Camden Property Trust	1,970	133,310
Chimera Investment Corp.	40,700	117,623
CommonWealth REIT	3,742	70,163
Corporate Office Properties Trust	1,820	42,861
DDR Corp.	2,800	41,440
Digital Realty Trust, Inc.	4,660	349,919
Douglas Emmett, Inc.	4,410	102,488
Duke Realty Corp.	6,310	93,514
Equity Residential	7,350	451,584
Essex Property Trust, Inc.	1,050	165,868
Federal Realty Investment Trust	1,170	117,772
General Growth Properties, Inc.	16,243	289,125

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ANNUAL REPORT  /  April 30, 2012

32	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Hospitality Properties Trust	4,650	$128,247
HCP, Inc.	8,070	334,502
Health Care REIT, Inc.	4,220	239,105
Host Hotels & Resorts, Inc.	12,540	208,666
Kimco Realty Corp.	6,880	133,541
Liberty Property Trust	1,340	48,843
Macerich Co.	2,510	154,541
Mack-Cali Realty Corp.	2,630	75,534
Piedmont Office Realty Trust, Inc.	3,300	58,542
Plum Creek Timber Co., Inc.	3,210	134,948
Prologis, Inc.	9,810	351,002
Public Storage	4,560	653,266
Rayonier, Inc.	3,915	177,545
Realty Income Corp.	3,910	153,819
Regency Centers Corp.	2,060	92,618
*,12Rouse Properties, Inc.	609	8,185
Senior Housing Properties Trust	3,140	69,331
Simon Property Group, Inc.	8,433	1,312,175
SL Green Realty Corp.	1,990	164,056
Taubman Centers, Inc.	1,850	142,783
UDR, Inc.	3,980	104,793
Ventas, Inc.	6,866	403,652
Vornado Realty Trust	2,773	238,034
Weingarten Realty Investors	3,560	94,554
Weyerhaeuser Co.	14,010	285,244
		$9,864,013

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
*CBRE Group, Inc.	8,910	167,597
*Forest City Enterprises, Inc.	3,200	51,040
*Howard Hughes Corp.	658	44,158
Jones Lang LaSalle, Inc.	1,270	101,524
*,12St Joe Co.	2,820	50,281
		$414,600

THRIFTS & MORTGAGE FINANCE – 0.1%
Hudson City Bancorp, Inc.	2,432	17,170
New York Community Bancorp, Inc.	9,640	130,044
People’s United Financial, Inc.	7,600	93,784
*TFS Financial Corp.	250	2,457
Washington Federal, Inc.	4,670	81,912
		$325,367
TOTAL FINANCIALS		$49,322,112

HEALTH CARE – 11.0%

BIOTECHNOLOGY – 1.6%
*Alexion Pharmaceuticals, Inc.	5,540	500,373
Amgen, Inc.	16,184	1,150,844

Description	Number of Shares	Value

*Amylin Pharmaceuticals, Inc.	4,380	$113,486
*Biogen Idec, Inc.	7,200	964,872
*BioMarin Pharmaceutical, Inc.	1,900	65,930
*Celgene Corp.	13,783	1,005,056
*,12Dendreon Corp.	1,960	22,834
*Gilead Sciences, Inc.	24,027	1,249,644
*,12Human Genome Sciences, Inc.	5,500	80,905
*Myriad Genetics, Inc.	2,310	60,083
*Regeneron Pharmaceuticals, Inc.	2,400	324,624
*United Therapeutics Corp.	1,340	58,625
*Vertex Pharmaceuticals, Inc.	6,183	237,922
		$5,835,198

HEALTH CARE EQUIPMENT & SUPPLIES – 2.0%
*Alere, Inc.	2,650	63,308
Baxter International, Inc.	16,150	894,872
Becton Dickinson & Co.	6,160	483,252
*,12Boston Scientific Corp.	21,000	131,460
*CareFusion Corp.	4,900	126,959
Cooper Cos., Inc.	2,050	180,749
Covidien PLC	14,300	789,789
CR Bard, Inc.	3,380	334,485
DENTSPLY International, Inc.	3,670	150,690
*Edwards Lifesciences Corp.	3,286	272,639
*Gen-Probe, Inc.	1,610	131,295
Hill-Rom Holdings, Inc.	2,260	73,337
*Hologic, Inc.	8,040	153,725
*IDEXX Laboratories, Inc.	1,790	157,395
*Intuitive Surgical, Inc.	1,300	751,660
Medtronic, Inc.	32,260	1,232,332
*ResMed, Inc.	4,620	157,126
St Jude Medical, Inc.	10,270	397,654
Stryker Corp.	9,400	512,958
Teleflex, Inc.	1,160	72,697
*Thoratec Corp.	2,100	73,101
*Varian Medical Systems, Inc.	4,050	256,851
Zimmer Holdings, Inc.	3,010	189,419
		$7,587,753

HEALTH CARE PROVIDERS & SERVICES – 2.2%
Aetna, Inc.	9,220	406,049
*AMERIGROUP Corp.	200	12,352
AmerisourceBergen Corp.	10,570	393,310
*Brookdale Senior Living, Inc.	470	8,935
Cardinal Health, Inc.	12,730	538,097
Cigna Corp.	7,890	364,755
*Community Health Systems, Inc.	290	7,059

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PORTFOLIOS OF INVESTMENTS	33

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Coventry Health Care, Inc.	3,890	$116,661
*DaVita, Inc.	3,294	291,783
*Express Scripts Holding Co.	25,662	1,431,683
HCA Holdings, Inc.	5,500	148,060
*Health Management Associates, Inc.	3,700	26,640
*Health Net, Inc.	1,220	43,444
*Henry Schein, Inc.	3,760	288,542
Humana, Inc.	3,970	320,300
*Laboratory Corp. of America Holdings	3,110	273,338
*LifePoint Hospitals, Inc.	2,330	90,917
Lincare Holdings, Inc.	3,870	94,428
McKesson Corp.	9,470	865,653
*MEDNAX, Inc.	1,370	96,229
Omnicare, Inc.	1,959	68,252
Patterson Cos., Inc.	970	33,067
Quest Diagnostics, Inc.	4,650	268,258
*Tenet Healthcare Corp.	9,700	50,343
UnitedHealth Group, Inc.	23,170	1,300,996
Universal Health Services, Inc.	3,380	144,360
*VCA Antech, Inc.	70	1,656
WellPoint, Inc.	7,110	482,200
		$8,167,367

HEALTH CARE TECHNOLOGY – 0.1%
*Allscripts Healthcare Solutions, Inc.	4,700	52,076
*Cerner Corp.	4,820	390,854
*SXC Health Solutions Corp.	1,000	90,580
		$533,510

LIFE SCIENCES TOOLS & SERVICES – 0.5%
Agilent Technologies, Inc.	9,890	417,160
*Bio-Rad Laboratories Inc	890	96,111
*Charles River Laboratories International, Inc.	1,920	68,218
*Covance, Inc.	240	11,222
*,12Illumina, Inc.	2,200	97,966
*Life Technologies Corp.	3,031	140,517
*Mettler-Toledo International, Inc.	920	164,974
PerkinElmer, Inc.	3,470	95,772
*QIAGEN NV	5,600	93,688
Techne Corp.	1,731	115,873
Thermo Fisher Scientific, Inc.	7,420	412,923
*Waters Corp.	2,810	236,349
		$1,950,773

PHARMACEUTICALS – 4.6%
Abbott Laboratories	46,009	2,855,319
Allergan, Inc.	9,240	887,040
Bristol-Myers Squibb Co.	34,700	1,157,939
Eli Lilly & Co.	24,090	997,085

Description	Number of Shares	Value

*Endo Pharmaceuticals Holdings, Inc.	3,410	$119,827
*Forest Laboratories, Inc.	5,230	182,161
*Hospira, Inc.	4,270	149,962
Johnson & Johnson	59,420	3,867,648
Merck & Co., Inc.	62,746	2,462,153
*Mylan, Inc.	12,130	263,342
Perrigo Co.	2,060	216,094
Pfizer, Inc.	170,007	3,898,261
*Valeant Pharmaceuticals International, Inc.	2	111
*Warner Chilcott PLC	7,500	163,125
*Watson Pharmaceuticals, Inc.	2,220	167,299
		$17,387,366
TOTAL HEALTH CARE		$41,461,967

INDUSTRIALS – 11.0%

AEROSPACE & DEFENSE – 2.5%
Alliant Techsystems, Inc.	1,020	54,366
*BE Aerospace, Inc.	2,900	136,387
Boeing Co.	20,390	1,565,952
Exelis, Inc.	5,070	58,457
General Dynamics Corp.	7,410	500,175
Goodrich Corp.	2,730	342,506
Honeywell International, Inc.	25,470	1,545,010
*Huntington Ingalls Industries, Inc.	1,645	64,895
L-3 Communications Holdings, Inc.	1,710	125,753
Lockheed Martin Corp.	6,450	583,983
Northrop Grumman Corp.	5,470	346,142
Precision Castparts Corp.	4,990	880,086
Raytheon Co.	7,620	412,547
Rockwell Collins, Inc.	2,870	160,404
*Spirit Aerosystems Holdings, Inc.	1,940	48,500
Textron, Inc.	6,370	169,697
*Transdigm Group, Inc.	1,290	162,695
United Technologies Corp.	28,060	2,290,818
		$9,448,373

AIR FREIGHT & LOGISTICS – 0.8%
CH Robinson Worldwide, Inc.	5,284	315,666
Expeditors International of Washington, Inc.	4,880	195,200
FedEx Corp.	6,560	578,854
United Parcel Service, Inc.	23,350	1,824,569
UTi Worldwide Inc	6,600	110,022
		$3,024,311

AIRLINES – 0.2%
Copa Holdings SA	720	58,543
*Delta Air Lines, Inc.	20,020	219,419
Southwest Airlines Co.	20,930	173,300
*United Continental Holdings, Inc.	9,933	217,731
		$668,993

(Wilmington Large-Cap Strategy Fund continued next page)

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34	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

BUILDING PRODUCTS – 0.1%
Armstrong World Industries, Inc.	40	$1,762
*Fortune Brands Home & Security, Inc.	4,760	108,242
Lennox International, Inc.	1,490	64,666
Masco Corp.	9,130	120,333
*Owens Corning	3,190	109,577
		$404,580

COMMERCIAL SERVICES & SUPPLIES – 0.4%
Avery Dennison Corp.	2,710	86,666
Cintas Corp.	3,520	137,878
*Copart, Inc.	1,880	49,651
*Corrections Corp. of America	3,600	104,004
Covanta Holding Corp.	6,310	101,276
Iron Mountain, Inc.	480	14,578
*KAR Auction Services, Inc.	100	1,840
[12]Pitney Bowes, Inc.	2,430	41,626
Republic Services, Inc.	4,640	126,997
12RR Donnelley & Sons Co.	6,570	82,191
*Stericycle, Inc.	2,852	246,983
Waste Connections, Inc.	5,175	166,790
Waste Management, Inc.	8,940	305,748
		$1,466,228

CONSTRUCTION & ENGINEERING – 0.2%
*AECOM Technology Corp.	1,800	39,726
Chicago Bridge & Iron Co. NV	1,600	71,072
Fluor Corp.	5,270	304,342
*Jacobs Engineering Group, Inc.	3,550	155,597
KBR, Inc.	5,170	175,056
*Quanta Services, Inc.	510	11,281
*Shaw Group, Inc.	2,340	70,832
URS Corp.	2,220	91,708
		$919,614

ELECTRICAL EQUIPMENT – 0.8%
AMETEK, Inc.	4,520	227,492
*Babcock & Wilcox Co.	2,940	72,324
Cooper Industries PLC	5,200	325,364
Emerson Electric Co.	23,590	1,239,419
*General Cable Corp.	960	28,262
*GrafTech International Ltd.	5,400	63,396
Hubbell, Inc.	1,590	127,582
*,12Polypore International, Inc.	1,700	63,495
Regal-Beloit Corp.	600	40,584
Rockwell Automation, Inc.	5,120	395,981

Description	Number of Shares	Value
Roper Industries, Inc.	3,210	$327,099
*Thomas & Betts Corp.	730	52,494
		$2,963,492

INDUSTRIAL CONGLOMERATES – 2.1%
3M Co.	19,810	1,770,222
Carlisle Cos., Inc.	1,890	104,063
Danaher Corp.	18,580	1,007,408
General Electric Co.	225,820	4,421,556
Tyco International Ltd.	9,600	538,848
		$7,842,097

MACHINERY – 2.6%
*AGCO Corp.	2,760	128,533
Caterpillar, Inc.	19,800	2,034,846
*,12CNH Global NV	2,000	91,540
Crane Co.	2,450	108,119
Cummins, Inc.	5,420	627,799
Deere & Co.	13,450	1,107,742
Donaldson Co., Inc.	4,860	168,448
Dover Corp.	5,860	367,188
Eaton Corp.	8,700	419,166
Flowserve Corp.	1,140	131,020
Gardner Denver, Inc.	1,030	67,094
Graco, Inc.	2,140	114,083
Harsco Corp.	1,810	40,363
IDEX Corp.	2,120	91,817
Illinois Tool Works, Inc.	12,900	740,202
Ingersoll-Rand PLC	8,500	361,420
ITT Corp.	2,535	56,936
Joy Global, Inc.	3,280	232,126
Kennametal, Inc.	2,650	111,910
Lincoln Electric Holdings, Inc.	2,600	127,426
Manitowoc Co., Inc.	3,910	54,153
*Navistar International Corp.	1,680	57,036
*Oshkosh Corp.	2,890	65,979
PACCAR, Inc.	11,390	489,314
Pall Corp.	3,170	188,964
Parker Hannifin Corp.	4,500	394,605
Pentair, Inc.	2,320	100,549
Snap-On, Inc.	1,780	111,321
SPX Corp.	1,230	94,439
Stanley Black & Decker, Inc.	3,320	242,891
*Terex Corp.	2,030	45,959
Timken Co.	2,400	135,624
Toro Co.	1,570	112,192
Trinity Industries, Inc.	1,080	31,968
Valmont Industries, Inc.	1,060	131,366

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PORTFOLIOS OF INVESTMENTS	35

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*WABCO Holdings, Inc.	2,050	$129,212
Wabtec Corp.	910	70,780
Xylem, Inc.	1,270	35,408
		$9,619,538

MARINE – 0.0%**
Alexander & Baldwin, Inc.	260	13,302
*Kirby Corp.	1,500	99,555
		$112,857

PROFESSIONAL SERVICES INDUSTRY – 0.3%
Dun & Bradstreet Corp.	1,830	142,337
Equifax, Inc.	4,060	186,029
*IHS, Inc.	2,140	216,290
Manpower, Inc.	1,860	79,236
*Nielsen Holdings NV	2,100	61,362
Robert Half International, Inc.	4,810	143,338
Towers Watson & Co.	800	52,320
*Verisk Analytics, Inc.	1,200	58,740
		$939,652

ROAD & RAIL – 0.8%
Con-way, Inc.	1,840	59,800
CSX Corp.	31,200	696,072
*Hertz Global Holdings, Inc.	8,050	124,051
JB Hunt Transport Services, Inc.	4,580	253,411
Kansas City Southern	2,800	215,656
Landstar System, Inc.	1,590	85,176
Norfolk Southern Corp.	5,160	376,319
Ryder System, Inc.	1,640	79,901
Union Pacific Corp.	11,460	1,288,562
		$3,178,948

TRADING COMPANIES & DISTRIBUTORS – 0.2%
Fastenal Co.	9,660	452,281
GATX Corp.	290	12,432
MSC Industrial Direct Co., Inc.	1,390	102,457
*WESCO International, Inc.	380	25,228
WW Grainger, Inc.	1,510	313,808
		$906,206
TOTAL INDUSTRIALS		$41,494,889

INFORMATION TECHNOLOGY – 21.4%

COMMUNICATIONS EQUIPMENT – 1.9%
*Acme Packet, Inc.	1,600	44,912
*Brocade Communications Systems, Inc.	8,790	48,697
*Ciena Corp.	4,740	70,247
Cisco Systems, Inc.	112,720	2,271,308

Description	Number of Shares	Value
*EchoStar Corp.	270	$7,843
*F5 Networks, Inc.	2,810	376,343
Harris Corp.	1,540	70,132
*JDS Uniphase Corp.	5,850	71,077
*Juniper Networks, Inc.	15,840	339,451
*Motorola Mobility Holdings, Inc.	3,842	149,146
Motorola Solutions, Inc.	7,790	397,524
*Polycom, Inc.	3,200	42,464
QUALCOMM, Inc.	51,500	3,287,760
*Riverbed Technology, Inc.	4,200	82,866
Tellabs, Inc.	1,800	6,786
		$7,266,556

COMPUTERS & PERIPHERALS – 5.7%
*Apple, Inc.	28,440	16,615,786
*Dell, Inc.	40,350	660,529
Diebold, Inc.	3,073	121,230
*EMC Corp.	64,770	1,827,162
Hewlett-Packard Co.	42,490	1,052,052
Lexmark International, Inc.	2,230	67,123
*NCR Corp.	5,320	125,020
*NetApp, Inc.	11,943	463,747
*QLogic Corp.	4,890	84,352
*SanDisk Corp.	3,850	142,489
*Western Digital Corp.	4,680	181,631
		$21,341,121

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS INDUSTRY – 0.5%
Amphenol Corp.	5,350	311,049
*Arrow Electronics, Inc.	3,540	148,857
*Avnet, Inc.	4,960	178,957
AVX Corp.	200	2,540
Corning, Inc.	33,140	475,559
*Dolby Laboratories, Inc.	1,350	52,960
FLIR Systems, Inc.	3,390	76,139
*Ingram Micro, Inc.	4,200	81,732
*IPG Photonics Corp.	100	4,840
*Itron, Inc.	70	2,856
Jabil Circuit, Inc.	5,240	122,878
Molex, Inc.	3,650	100,703
National Instruments Corp.	2,880	78,336
*Tech Data Corp.	1,700	91,443
*Trimble Navigation Ltd.	3,850	208,439
*Vishay Intertechnology, Inc.	2,370	26,591
		$1,963,879

(Wilmington Large-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

36	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

INTERNET SOFTWARE & SERVICES – 1.9%
*Akamai Technologies, Inc.	4,850	$158,110
*AOL, Inc.	3,431	85,912
*eBay, Inc.	31,620	1,298,001
*Equinix, Inc.	1,090	178,978
*Google, Inc.	7,685	4,651,193
IAC/InterActiveCorp	1,130	54,409
*Monster Worldwide, Inc.	6,120	52,816
*Rackspace Hosting, Inc.	2,800	162,652
VeriSign, Inc.	3,950	162,384
*,12VistaPrint NV	600	22,374
*WebMD Health Corp.	2,353	53,531
*Yahoo!, Inc.	26,970	419,114
		$7,299,474

IT SERVICES – 4.4%
Accenture PLC	21,100	1,370,445
*Alliance Data Systems Corp.	2,090	268,544
*Amdocs Ltd.	2,720	87,040
Automatic Data Processing, Inc.	14,230	791,473
Broadridge Financial Solutions, Inc.	3,630	84,252
*Cognizant Technology Solutions Corp.	10,070	738,332
Computer Sciences Corp.	3,600	101,016
*CoreLogic, Inc.	180	3,006
DST Systems, Inc.	170	9,517
Fidelity National Information Services, Inc.	4,143	139,495
*Fiserv, Inc.	5,430	381,675
*FleetCor Technologies, Inc.	600	23,730
*Gartner, Inc.	1,700	74,460
*Genpact Ltd.	400	6,672
Global Payments, Inc.	3,250	150,898
International Business Machines Corp.	37,580	7,782,066
Lender Processing Services, Inc.	270	7,169
Mastercard, Inc.	3,180	1,438,219
*NeuStar, Inc.	3,350	121,772
Paychex, Inc.	9,570	296,479
*Teradata Corp.	5,770	402,631
Total System Services, Inc.	4,520	106,310
*VeriFone Systems, Inc.	2,600	123,864
Visa, Inc.	12,830	1,577,833
Western Union Co.	19,790	363,740
		$16,450,638

OFFICE ELECTRONICS – 0.1%
Xerox Corp.	29,060	226,087
*Zebra Technologies Corp.	350	13,577
		$239,664

Description	Number of Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.4%
*Advanced Micro Devices, Inc.	12,850	$94,576
Altera Corp.	10,530	374,552
Analog Devices, Inc.	11,720	456,846
Applied Materials, Inc.	31,580	378,644
*Atmel Corp.	11,220	99,521
Avago Technologies Ltd.	4,600	158,608
*Broadcom Corp.	14,930	546,438
*,12Cree, Inc.	3,430	105,987
*Cypress Semiconductor Corp.	5,630	87,265
*Fairchild Semiconductor International, Inc.	1,810	25,648
*,12First Solar, Inc.	1,280	23,552
Intel Corp.	103,670	2,944,228
*International Rectifier Corp.	410	8,950
Intersil Corp.	900	9,243
KLA-Tencor Corp.	5,150	268,572
*,12Lam Research Corp.	4,810	200,336
Linear Technology Corp.	2,970	97,149
*LSI Corp.	7,300	58,692
*Marvell Technology Group Ltd.	11,030	165,560
Maxim Integrated Products, Inc.	11,920	352,594
*MEMC Electronic Materials, Inc.	6,540	23,479
Microchip Technology, Inc.	7,240	255,862
*Micron Technology, Inc.	15,670	103,265
*Novellus Systems, Inc.	1,040	48,620
*NVIDIA Corp.	20,280	263,640
*ON Semiconductor Corp.	10,170	84,004
*PMC—Sierra, Inc.	7,550	53,378
*Silicon Laboratories, Inc.	1,380	48,976
*Skyworks Solutions, Inc.	4,800	130,272
*,12SunPower Corp	91	511
*Teradyne, Inc.	3,450	59,374
Texas Instruments, Inc.	33,450	1,068,393
Xilinx, Inc.	8,200	298,316
		$8,895,051

SOFTWARE – 4.5%
Activision Blizzard, Inc.	8,770	112,870
*Adobe Systems, Inc.	14,080	472,525
*ANSYS, Inc.	2,280	152,920
*Autodesk, Inc.	7,930	312,204
*BMC Software, Inc.	5,650	233,119
CA, Inc.	7,980	210,832
*Cadence Design Systems, Inc.	12,310	143,658
*Citrix Systems, Inc.	6,130	524,789
*Compuware Corp.	1,080	9,418
*Electronic Arts, Inc.	9,460	145,495

(Wilmington Large-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	37

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
FactSet Research Systems, Inc.	1,540	$161,484
*Fortinet, Inc.	4,000	104,480
*Informatica Corp.	3,500	161,070
Intuit, Inc.	10,240	593,613
*MICROS Systems, Inc.	3,020	171,627
Microsoft Corp.	228,240	7,308,245
*Nuance Communications, Inc.	7,200	175,968
Oracle Corp.	118,600	3,485,654
*Red Hat, Inc.	6,330	377,331
*Rovi Corp.	1,650	47,190
*Salesforce.Com, Inc.	4,220	657,181
Solera Holdings, Inc.	3,000	134,820
*Symantec Corp.	27,320	451,326
*Synopsys, Inc.	5,700	171,057
*TIBCO Software, Inc.	4,300	141,470
*Vmware, Inc.	2,310	258,073
		$16,718,419
TOTAL INFORMATION TECHNOLOGY		$80,174,802

MATERIALS – 4.2%

CHEMICALS – 2.7%
Air Products & Chemicals, Inc.	6,370	544,571
Airgas, Inc.	1,960	179,614
Albemarle Corp.	3,080	201,124
Ashland, Inc.	440	28,983
Cabot Corp.	2,560	110,413
Celanese Corp.	5,570	269,922
CF Industries Holdings, Inc.	1,623	313,336
Cytec Industries, Inc.	980	62,299
Dow Chemical Co.	23,150	784,322
Eastman Chemical Co.	6,200	334,614
Ecolab, Inc.	9,277	590,852
EI du Pont de Nemours & Co.	29,630	1,584,020
FMC Corp.	1,830	202,124
Huntsman Corp.	7,270	102,943
International Flavors & Fragrances, Inc.	1,600	96,336
*Intrepid Potash, Inc.	100	2,485
Lyondellbasell Industries NV	6,300	263,214
Monsanto Co.	16,750	1,276,015
Mosaic Co.	7,650	404,073
PPG Industries, Inc.	5,620	591,449
Praxair, Inc.	9,150	1,058,655
*Rockwood Holdings, Inc.	2,000	110,680
RPM International, Inc.	3,760	99,903
Scotts Miracle-Gro Co.	1,470	77,028
Sherwin-Williams Co.	2,858	343,760
Sigma-Aldrich Corp.	3,490	247,441
Solutia, Inc.	4,900	138,866

Description	Number of Shares	Value
Valspar Corp.	1,520	$77,748
*WR Grace & Co.	2,500	149,025
		$10,245,815

CONSTRUCTION MATERIALS – 0.0%**
Vulcan Materials Co.	3,300	141,273

CONTAINERS & PACKAGING – 0.3%
Aptargroup, Inc.	580	31,616
Ball Corp.	8,000	334,080
Bemis Co., Inc.	2,840	91,988
*Crown Holdings, Inc.	4,340	160,493
Greif, Inc.	270	14,483
*Owens-Illinois, Inc.	3,380	78,585
Packaging Corp. of America	2,850	83,191
Rock-Tenn Co.	2,000	124,660
Sealed Air Corp.	3,900	74,802
Silgan Holdings, Inc.	1,900	83,353
Sonoco Products Co.	510	16,896
		$1,094,147

METALS & MINING – 1.0%
12AK Steel Holding Corp.	2,670	19,811
Alcoa, Inc.	22,900	222,817
Allegheny Technologies, Inc.	2,650	113,791
*Allied Nevada Gold Corp.	500	14,645
Carpenter Technology Corp.	3,080	171,433
Cliffs Natural Resources, Inc.	4,640	288,886
Commercial Metals Co.	870	12,859
Compass Minerals International, Inc.	900	68,868
Freeport-McMoRan Copper & Gold, Inc.	27,760	1,063,208
*,12Molycorp, Inc.	1,900	51,414
Newmont Mining Corp.	9,670	460,776
Nucor Corp.	6,450	252,905
Reliance Steel & Aluminum Co.	2,150	120,163
Royal Gold, Inc.	2,400	148,704
Schnitzer Steel Industries, Inc.	140	5,582
Southern Copper Corp.	5,670	186,430
Steel Dynamics, Inc.	5,700	72,789
Titanium Metals Corp.	3,351	49,494
[12]United States Steel Corp.	3,420	96,889
Walter Industries, Inc.	1,950	129,304
		$3,550,768

PAPER & FOREST PRODUCTS – 0.2%
Domtar Corp.	1,800	157,464
International Paper Co.	10,540	351,087
MeadWestvaco Corp.	4,680	148,918
		$657,469
TOTAL MATERIALS		$15,689,472

(Wilmington Large-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

38	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

TELECOMMUNICATION SERVICES – 2.3%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc.	125,557	$4,132,081
Centurylink, Inc.	12,119	467,309
[12]Frontier Communications Corp.	21,600	87,264
*Level 3 Communications, Inc.	2,028	46,766
*tw telecom, inc.	4,100	89,298
Verizon Communications, Inc.	69,220	2,795,104
Windstream Corp.	8,900	100,036
		$7,717,858

WIRELESS TELECOMMUNICATION SER – 0.3%
*Clearwire Corp.	8,700	12,745
*Crown Castle International Corp.	10,040	568,364
*MetroPCS Communications, Inc.	4,930	35,989
*NII Holdings, Inc.	5,590	78,232
*SBA Communications Corp.	3,210	172,505
*Sprint Nextel Corp.	50,940	126,331
Telephone & Data Systems, Inc.	2,424	58,879
*United States Cellular Corp.	90	3,530
		$1,056,575
TOTAL TELECOMMUNICATION SERVICES		$8,774,433

UTILITIES – 2.9%

ELECTRIC UTILITIES – 1.5%
American Electric Power Co., Inc.	10,690	415,200
Duke Energy Corp.	29,000	621,470
Edison International	8,620	379,366
Entergy Corp.	1,670	109,485
Exelon Corp.	14,899	581,210
FirstEnergy Corp.	10,326	483,463
Great Plains Energy, Inc.	1,020	20,828
Hawaiian Electric Industries, Inc.	2,710	71,923
ITC Holdings Corp.	1,320	102,247
NextEra Energy Inc	9,540	613,899
Northeast Utilities	5,713	210,067
NV Energy, Inc.	5,880	97,902
Pepco Holdings, Inc.	7,250	137,170
Pinnacle West Capital Corp.	3,200	154,720
PPL Corp.	8,300	227,005
Progress Energy, Inc.	6,120	325,706
Southern Co.	18,981	871,987
Westar Energy, Inc.	2,960	84,922
		$5,508,570

Description	Number of Shares	Value

GAS UTILITIES – 0.2%
AGL Resources, Inc.	520	$20,504
Atmos Energy Corp.	2,610	85,034
National Fuel Gas Co.	2,410	114,041
ONEOK, Inc.	2,580	221,596
Questar Corp.	6,500	128,375
UGI Corp.	1,890	55,150
		$624,700

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
*AES Corp.	16,910	211,713
*Calpine Corp.	1,950	36,563
*GenOn Energy, Inc.	29,757	63,383
*NRG Energy, Inc.	1,900	32,300
		$343,959

MULTI-UTILITIES – 1.1%
Alliant Energy Corp.	2,000	90,480
Ameren Corp.	6,450	211,496
CenterPoint Energy, Inc.	5,060	102,263
CMS Energy Corp.	7,770	178,632
Consolidated Edison, Inc.	7,340	436,363
Dominion Resources, Inc.	12,270	640,371
DTE Energy Co.	3,900	219,882
Integrys Energy Group, Inc.	1,760	96,166
MDU Resources Group, Inc.	4,280	98,183
NiSource, Inc.	5,400	133,110
OGE Energy Corp.	3,110	167,816
PG&E Corp.	8,620	380,832
Public Service Enterprise Group, Inc.	6,600	205,590
SCANA Corp.	740	34,129
Sempra Energy	5,350	346,359
TECO Energy, Inc.	5,130	92,443
Vectren Corp.	1,680	49,476
Wisconsin Energy Corp.	7,340	270,406
Xcel Energy, Inc.	11,770	318,496
		$4,072,493

WATER UTILITIES – 0.0%**
American Water Works Co., Inc.	4,390	150,314
Aqua America, Inc.	1,500	34,065
		$184,379
TOTAL UTILITIES		$10,734,101
TOTAL COMMON STOCKS (COST $277,365,713)		$373,164,488

(Wilmington Large-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	39

Wilmington Large-Cap Strategy Fund (concluded)

Description	Number of Shares	Value

MUTUAL FUND – 0.4%
iShares Russell 1000 Index Fund	19,000	$1,472,880
TOTAL MUTUAL FUND (COST $1,431,123)		$1,472,880

PREFERRED STOCK – 0.0%**

CONSUMER DISCRETIONARY – 0.0%**

SPECIALTY RETAIL – 0.0%**
*Orchard Supply Hardware Stores Corp.	57	108
TOTAL PREFERRED STOCK (COST $132)		$108

RIGHTS – 0.0%**
*Celgene Corp.	89	156
*Sanofi Avanetis SA CVR	8,520	11,502
TOTAL RIGHTS (COST $20,874)		$11,658

WARRANT – 0.0%**
*American International Group, Inc. CW21	2,055	26,407
TOTAL WARRANT (COST $34,935)		$26,407
TOTAL INVESTMENTS IN SECURITIES – 99.9% (COST $278,852,777)		$374,675,541

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $1,000,005, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $1,020,000.	$1,000,000	$1,000,000
Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $167,873, collateralized by U.S. Treasury Securities 0.25% to 4.00%, maturing 09/30/13 to 04/30/19; total market value of $171,229.	167,872	167,872
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $1,000,005, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $1,020,004.	1,000,000	1,000,000
RBC Capital Markets LLC, 0.20%, dated 04/30/12, due 05/01/12, repurchase price $1,000,006, collateralized by U.S. Government Securities 0.00% to 5.00%, maturing 07/30/12 to 03/01/42; total market value of $1,020,000.	1,000,000	1,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $3,167,872)		$3,167,872
TOTAL INVESTMENTS – 100.7% (COST $282,020,649)		$377,843,413
COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(3,167,872)
OTHER ASSETS LESS LIABILITIES – 0.1%		252,299
TOTAL NET ASSETS – 100.0%		$374,927,840

Cost of investments for Federal income tax purposes is $288,093,560. The net unrealized appreciation/(depreciation) of investments was $89,749,853. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $101,657,700 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,907,847.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$373,164,488	$—	$—	$373,164,488
Mutual Fund	1,472,880	—	—	1,472,880
Preferred Stock	108	—	—	108
Rights	11,658	—	—	11,658
Warrant	26,407	—	—	26,407
Repurchase Agreements	—	3,167,872	—	3,167,872

Total	$374,675,541	$3,167,872	$—	$377,843,413

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

40

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large Cap Value Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Common Stocks
Financials	26.7%
Energy	16.0%
Information Technology	14.2%
Health Care	12.6%
Consumer Discretionary	8.6%
Materials	7.6%
Industrials	7.5%
Consumer Staples	4.1%
Utilities	0.9%
Cash Equivalents[1]	2.6%
Other Assets and Liabilities – Net[2]	(0.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 98.2%

CONSUMER DISCRETIONARY – 8.6%

AUTOMOBILES – 2.0%
*General Motors Co.	126,600	$2,911,800

MEDIA – 5.8%
Time Warner, Inc.	87,700	3,285,242
Viacom, Inc.	105,900	4,912,701
		$8,197,943

SPECIALTY RETAIL – 0.8%
Best Buy Co., Inc.	50,800	1,121,156
TOTAL CONSUMER DISCRETIONARY		$12,230,899

CONSUMER STAPLES – 4.1%

FOOD & STAPLES RETAILING – 2.5%
CVS Caremark Corp.	77,900	3,475,898

Description	Number of Shares	Value

TOBACCO – 1.6%
Philip Morris International, Inc.	25,400	$2,273,554
TOTAL CONSUMER STAPLES		$5,749,452

ENERGY – 16.0%

ENERGY EQUIPMENT & SERVICES – 1.0%
Halliburton Co.	40,600	1,389,332

OIL, GAS & CONSUMABLE FUELS – 15.0%
Apache Corp.	66,050	6,336,837
Canadian Natural Resources Ltd.	128,500	4,465,375
Noble Energy, Inc.	32,900	3,267,628
Occidental Petroleum Corp.	21,200	1,933,864
Talisman Energy, Inc.	398,800	5,208,328
		$21,212,032
TOTAL ENERGY		$22,601,364

(Wilmington Large Cap Value Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	41

Wilmington Large Cap Value Fund (continued)

Description	Number of Shares	Value

FINANCIALS – 26.7%

CAPITAL MARKETS – 2.2%
Goldman Sachs Group, Inc.	26,700	$3,074,505

COMMERCIAL BANKS – 2.9%
Wells Fargo & Co.	121,700	4,068,431

CONSUMER FINANCE – 0.4%
Capital One Financial Corp.	9,500	527,060

DIVERSIFIED FINANCIAL SERVICES – 5.2%
Citigroup, Inc.	130,830	4,322,623
JPMorgan Chase & Co.	72,300	3,107,454
		$7,430,077

INSURANCE – 16.0%
Aon PLC	79,000	4,092,200
Hartford Financial Services Group, Inc.	227,900	4,683,345
Lincoln National Corp.	52,600	1,302,902
Loews Corp.	89,646	3,687,140
MetLife, Inc.	131,000	4,719,930
Unum Group	181,000	4,296,940
		$22,782,457
TOTAL FINANCIALS		$37,882,530

HEALTH CARE – 12.6%

PHARMACEUTICALS – 12.6%
Merck & Co., Inc.	57,500	2,256,300
Pfizer, Inc.	291,600	6,686,388
Sanofi-Aventis SA ADR	146,100	5,578,098
Teva Pharmaceutical Industries Ltd. ADR	72,100	3,297,854
		$17,818,640
TOTAL HEALTH CARE		$17,818,640

INDUSTRIALS – 7.5%

AEROSPACE & DEFENSE – 1.5%
Raytheon Co.	39,700	2,149,358

COMMERCIAL SERVICES & SUPPLIES – 1.1%
[12] Pitney Bowes, Inc.	92,410	1,582,983

MACHINERY – 3.4%
Ingersoll-Rand PLC	55,150	2,344,978
PACCAR, Inc.	57,300	2,461,608
		$4,806,586

ROAD & RAIL – 1.5%
Union Pacific Corp.	18,700	2,102,628
TOTAL INDUSTRIALS		$10,641,555

Description	Number of Shares	Value

INFORMATION TECHNOLOGY – 14.2%

COMMUNICATIONS EQUIPMENT – 3.4%
Cisco Systems, Inc.	238,500	$4,805,775

COMPUTERS & PERIPHERALS – 2.9%
Hewlett-Packard Co.	168,700	4,177,012

SOFTWARE – 7.9%
CA, Inc.	284,800	7,524,416
Microsoft Corp.	113,000	3,618,260
		$11,142,676
TOTAL INFORMATION TECHNOLOGY		$20,125,463

MATERIALS – 7.6%

CHEMICALS – 2.1%
Mosaic Co.	55,300	2,920,946

METALS & MINING – 5.5%
AngloGold Ashanti Ltd. ADR	131,899	4,534,688
Newmont Mining Corp.	69,635	3,318,108
		$7,852,796
TOTAL MATERIALS		$10,773,742

UTILITIES – 0.9%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.9%
*NRG Energy, Inc.	71,400	1,213,800
TOTAL COMMON STOCKS (COST $122,022,347)		$139,037,445

MONEY MARKET FUND – 1.4%
[8,9]Wilmington Prime Money Market Fund, Select Shares, 0.04%	1,988,206	$1,988,206
TOTAL MONEY MARKET FUND (COST $1,988,206)		$1,988,206
TOTAL INVESTMENTS IN SECURITIES – 99.6% (COST $124,010,553)		$141,025,651
	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.2%

REPURCHASE AGREEMENTS – 1.2%
Credit Suisse First Boston LLC, 0.18%, dated 04/30/12, due 05/01/12, repurchase price $640,500, collateralized by U.S. Treasury Securities 0.63% to 2.38%, maturing 04/30/13 to 02/15/41; total market value of $653,309.	$640,497	640,497

(Wilmington Large Cap Value Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

42	PORTFOLIOS OF INVESTMENTS

Wilmington Large Cap Value Fund (concluded)

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.22%, dated 04/30/12, due 05/01/12, repurchase price $1,000,006, collateralized by U.S. Government Securities 2.49% to 7.00%, maturing 08/01/25 to 04/01/42; total market value of $1,020,000.	$1,000,000	$1,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,640,497)		$1,640,497
TOTAL INVESTMENTS – 100.8% (COST $125,651,050)		$142,666,148
COLLATERAL FOR SECURITIES ON LOAN – (1.2%)		(1,640,497)
OTHER ASSETS LESS LIABILITIES – 0.4%		567,445
TOTAL NET ASSETS – 100.0%		$141,593,096

Cost of investments for Federal income tax purposes is $129,074,225. The net unrealized appreciation/(depreciation) of investments was $13,591,923. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $24,540,941 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,949,018.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$139,037,445	$—	$—	$139,037,445
Money Market Fund	1,988,206	—	—	1,988,206
Repurchase Agreements	—	1,640,497	—	1,640,497

Total	$141,025,651	$1,640,497	$—	$142,666,148

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

43

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Mid Cap Growth Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Common Stocks
Consumer Discretionary	22.4%
Information Technology	20.2%
Industrials	14.5%
Health Care	11.7%
Energy	10.3%
Financials	9.3%
Materials	5.7%
Consumer Staples	4.7%
Cash Equivalents[1]	6.1%
Other Assets and Liabilities – Net[2]	(4.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 98.8%

CONSUMER DISCRETIONARY – 22.4%

AUTO COMPONENTS – 2.0%
*BorgWarner, Inc.	72,600	$5,738,304

DISTRIBUTORS – 1.9%
*LKQ Corp.	163,400	5,465,730

DIVERSIFIED CONSUMER SERVICES – 1.1%
*,12ITT Educational Services, Inc.	47,600	3,142,552

HOTELS RESTAURANTS & LEISURE – 2.3%
*DineEquity, Inc.	78,400	3,808,672
*Panera Bread Co.	18,400	2,905,728
		$6,714,400

MEDIA – 2.5%
CBS Corp., Non-Voting	219,100	7,306,985

MULTILINE RETAIL – 1.6%
Nordstrom, Inc.	85,900	4,798,374

Description	Number of Shares	Value

SPECIALTY RETAIL – 5.8%
[12]GameStop Corp.	160,600	$3,655,256
Ltd. Brands, Inc.	97,500	4,845,750
Tiffany & Co.	64,200	4,395,132
*Vitamin Shoppe, Inc.	88,600	4,170,402
		$17,066,540

TEXTILES, APPAREL & LUXURY GOODS – 5.2%
Coach, Inc.	73,000	5,340,680
*,12Lululemon Athletica, Inc.	57,300	4,248,222
PVH Corp.	62,400	5,541,120
		$15,130,022
TOTAL CONSUMER DISCRETIONARY		$65,362,907

CONSUMER STAPLES – 4.7%

FOOD PRODUCTS – 1.3%
*,12Green Mountain Coffee Roasters, Inc.	79,700	3,885,375

HOUSEHOLD PRODUCTS – 1.5%
Church & Dwight Co., Inc.	86,500	4,394,200

(Wilmington Mid Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

44	PORTFOLIOS OF INVESTMENTS

Wilmington Mid Cap Growth Fund (continued)

Description	Number of Shares	Value

PERSONAL PRODUCTS – 1.9%
Herbalife Ltd.	78,100	$5,491,992
TOTAL CONSUMER STAPLES		$13,771,567

ENERGY – 10.3%

ENERGY EQUIPMENT & SERVICES – 4.6%
*Cameron International Corp.	84,700	$4,340,875
Core Laboratories NV	33,100	4,534,038
*FMC Technologies, Inc.	56,500	2,655,500
Lufkin Industries, Inc.	27,400	2,105,416
		$13,635,829

OIL, GAS & CONSUMABLE FUELS – 5.7%
Cabot Oil & Gas Corp.	99,100	3,482,374
Noble Energy, Inc.	43,800	4,350,216
Peabody Energy Corp.	100,900	3,138,999
*Whiting Petroleum Corp.	100,100	5,725,720
		$16,697,309
TOTAL ENERGY		$30,333,138

FINANCIALS – 9.3%

CAPITAL MARKETS – 3.4%
Raymond James Financial, Inc.	156,100	5,716,382
T Rowe Price Group, Inc.	69,700	4,399,116
		$10,115,498

COMMERCIAL BANKS – 1.0%
*Texas Capital Bancshares, Inc.	77,700	2,930,067

DIVERSIFIED FINANCIAL SERVICES – 1.9%
*IntercontinentalExchange, Inc.	41,100	5,467,944

INSURANCE – 1.3%
Brown & Brown, Inc.	136,900	3,692,193

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.7%
*CBRE Group, Inc.	266,500	5,012,865
TOTAL FINANCIALS		$27,218,567

HEALTH CARE – 11.7%

BIOTECHNOLOGY – 0.7%
*Regeneron Pharmaceuticals, Inc.	14,700	1,988,322

HEALTH CARE EQUIPMENT & SUPPLIES – 3.7%
*Alere, Inc.	114,000	2,723,460
*Intuitive Surgical, Inc.	8,230	4,758,586
*ResMed, Inc.	97,600	3,319,376
		$10,801,422

Description	Number of Shares	Value

HEALTH CARE PROVIDERS & SERVICES – 1.4%
*Express Scripts Holding Co.	72,200	$4,028,038

HEALTH CARE TECHNOLOGY – 1.9%
*Allscripts Healthcare Solutions, Inc.	226,000	2,504,080
*Cerner Corp.	38,400	3,113,856
		$5,617,936

LIFE SCIENCES TOOLS & SERVICES – 0.9%
*Life Technologies Corp.	59,600	2,763,056

PHARMACEUTICALS – 3.1%
*Auxilium Pharmaceuticals, Inc.	88,700	1,589,504
*MAP Pharmaceuticals, Inc.	181,500	2,326,830
Perrigo Co.	50,000	5,245,000
		$9,161,334
TOTAL HEALTH CARE		$34,360,108

INDUSTRIALS – 14.5%

AEROSPACE & DEFENSE – 2.4%
HEICO Corp.	90,875	2,928,901
Precision Castparts Corp.	22,700	4,003,599
		$6,932,500

AIR FREIGHT & LOGISTICS – 2.2%
CH Robinson Worldwide, Inc.	61,100	3,650,114
Expeditors International of Washington, Inc.	72,400	2,896,000
		$6,546,114

COMMERCIAL SERVICES & SUPPLIES – 1.2%
Waste Connections, Inc.	109,900	3,542,077

ELECTRICAL EQUIPMENT – 2.9%
*Babcock & Wilcox Co.	163,500	4,022,100
Rockwell Automation, Inc.	59,300	4,586,262
		$8,608,362

MACHINERY – 4.5%
Cummins, Inc.	40,000	4,633,200
Graco, Inc.	86,200	4,595,322
Joy Global, Inc.	57,400	4,062,198
		$13,290,720

TRADING COMPANIES & DISTRIBUTORS – 1.3%
Fastenal Co.	82,200	3,848,604
TOTAL INDUSTRIALS		$42,768,377

(Wilmington Mid Cap Growth Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	45

Wilmington Mid Cap Growth Fund (continued)

Description	Number of Shares	Value

INFORMATION TECHNOLOGY – 20.2%

COMMUNICATIONS EQUIPMENT – 4.5%
ADTRAN, Inc.	159,100	$4,855,732
*,12Aruba Networks, Inc.	209,800	4,430,976
*F5 Networks, Inc.	29,400	3,937,542
		$13,224,250

COMPUTERS & PERIPHERALS – 1.4%
*,12Stratasys, Inc.	82,900	4,245,309

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS INDUSTRY – 2.3%
FLIR Systems, Inc.	92,900	2,086,534
*IPG Photonics Corp.	95,900	4,641,560
		$6,728,094

IT SERVICES – 1.1%
Global Payments, Inc.	72,300	3,356,889

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.1%
Altera Corp.	142,800	5,079,396
*,12Lam Research Corp.	98,600	4,106,690
MKS Instruments, Inc.	105,800	2,925,370
		$12,111,456

SOFTWARE – 6.8%
*ANSYS, Inc.	92,200	6,183,854
*Autodesk, Inc.	129,400	5,094,478
*Citrix Systems, Inc.	66,700	5,710,187
*Sourcefire, Inc.	57,700	2,942,123
		$19,930,642
TOTAL INFORMATION TECHNOLOGY		$59,596,640

MATERIALS – 5.7%

CHEMICALS – 2.7%
Mosaic Co.	60,500	3,195,610
*WR Grace & Co.	78,500	4,679,385
		$7,874,995

CONTAINERS & PACKAGING – 1.9%
*Crown Holdings, Inc.	149,600	5,532,208

METALS & MINING – 1.1%
Walter Industries, Inc.	48,400	3,209,404
TOTAL MATERIALS		$16,616,607
TOTAL COMMON STOCKS (COST $220,736,644)		$290,027,911

Description	Number of Shares	Value

MONEY MARKET FUNDS – 1.3%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	34,868	$34,868
[8,9]Wilmington Prime Money Market Fund, Select Shares, 0.04%	3,796,553	3,796,553
TOTAL MONEY MARKET FUNDS (COST $3,831,421)		$3,831,421
TOTAL INVESTMENTS IN SECURITIES – 100.1% (COST $224,568,065)		$293,859,332
	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.8%

REPURCHASE AGREEMENTS – 4.8%
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $3,335,404, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $3,402,096.	$3,335,388	3,335,388
Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $702,190, collateralized by U.S. Treasury Securities 0.25% to 4.00%, maturing 09/30/13 to 04/30/19; total market value of $716,230.	702,186	702,186
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $3,335,405, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $3,402,110.	3,335,388	3,335,388
RBC Capital Markets LLC, 0.20%, dated 04/30/12, due 05/01/12, repurchase price $3,335,407, collateralized by U.S. Government Securities 0.00% to 5.00%, maturing 07/30/12 to 03/01/42; total market value of $3,402,096.	3,335,388	3,335,388
RBS Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $3,335,406, collateralized by U.S. Government Securities 0.00% to 8.88%, maturing 06/15/12 to 07/15/32; total market value of $3,402,123.	3,335,388	3,335,388
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $14,043,738)		$14,043,738
TOTAL INVESTMENTS – 104.9% (COST $238,611,803)		$307,903,070
COLLATERAL FOR SECURITIES ON LOAN – (4.8%)		(14,043,738)
OTHER LIABILITIES LESS ASSETS – (0.1%)		(333,089)
TOTAL NET ASSETS – 100.0%		$293,526,243

(Wilmington Mid Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

46	PORTFOLIOS OF INVESTMENTS

Wilmington Mid Cap Growth Fund (concluded)

Cost of investments for Federal income tax purposes is $240,998,694. The net unrealized appreciation/(depreciation) of investments was $66,904,376. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $78,293,047 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,388,671.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$290,027,911	$—	$—	$290,027,911
Money Market Funds	3,831,421	—	—	3,831,421
Repurchase Agreements	—	14,043,738	—	14,043,738

Total	$293,859,332	$14,043,738	$—	$307,903,070

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

47

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small Cap Growth Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Common Stocks
Industrials	26.8%
Information Technology	24.9%
Consumer Discretionary	20.2%
Financials	10.8%
Health Care	10.7%
Materials	3.8%
Energy	2.2%
Telecommunication Services	0.6%
Cash Equivalents[1]	6.5%
Other Assets and Liabilities – Net[2]	(6.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 100.0%

CONSUMER DISCRETIONARY – 20.2%

DIVERSIFIED CONSUMER SERVICES – 0.6%
Sotheby’s	26,000	$1,022,320

HOTELS RESTAURANTS & LEISURE – 5.6%
*Bravo Brio Restaurant Group, Inc.	69,700	1,407,940
*Buffalo Wild Wings, Inc.	40,400	3,387,540
*MGM Resorts International	106,000	1,422,520
*Orient-Express Hotels Ltd.	127,000	1,357,630
*Red Robin Gourmet Burgers, Inc.	44,500	1,586,870
		$9,162,500

LEISURE EQUIPMENT & PRODUCTS – 1.5%
*Arctic Cat, Inc.	24,000	1,061,760
Polaris Industries, Inc.	17,500	1,390,200
		$2,451,960

MEDIA – 3.5%
*AMC Networks, Inc.	24,000	1,020,000
Belo Corp.	152,500	1,027,850
Cinemark Holdings, Inc.	77,000	1,767,920

Description	Number of Shares	Value

*,12Lions Gate Entertainment Corp.	155,050	$1,896,262
		$5,712,032

SPECIALTY RETAIL – 7.9%
*Body Central Corp.	42,500	1,290,725
DSW, Inc.	17,000	956,420
*Express, Inc.	48,500	1,145,570
Finish Line, Inc.	20,000	445,200
Foot Locker, Inc.	45,200	1,382,668
*Francesca’s Holdings Corp.	39,500	1,238,325
*Genesco, Inc.	11,000	825,000
Group 1 Automotive, Inc.	15,000	868,200
*,12Lumber Liquidators Holdings, Inc.	62,000	1,793,660
Penske Automotive Group, Inc.	63,400	1,676,296
Sonic Automotive, Inc.	78,500	1,320,370
		$12,942,434

TEXTILES, APPAREL & LUXURY GOODS – 1.1%
*Liz Claiborne, Inc.	135,500	1,815,700
TOTAL CONSUMER DISCRETIONARY		$33,106,946

(Wilmington Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

48	PORTFOLIOS OF INVESTMENTS

Wilmington Small Cap Growth Fund (continued)

Description	Number of Shares	Value

ENERGY – 2.2%

OIL, GAS & CONSUMABLE FUELS – 2.2%
Berry Petroleum Co.	13,600	$619,480
*,12Clean Energy Fuels Corp.	46,000	885,040
*Gulfport Energy Corp.	22,000	576,620
*Stone Energy Corp.	22,500	631,125
[12]Targa Resources Partners LP	20,000	860,600
		$3,572,865
TOTAL ENERGY		$3,572,865

FINANCIALS – 10.8%

CAPITAL MARKETS – 3.0%
Evercore Partners, Inc.	70,500	1,863,315
*Stifel Financial Corp.	25,000	910,500
*Wisdomtree Investments, Inc.	241,000	2,060,550
		$4,834,365

COMMERCIAL BANKS – 2.6%
Bank of The Ozarks, Inc.	40,500	1,251,450
*Signature Bank	25,700	1,688,233
*SVB Financial Group	21,000	1,345,890
		$4,285,573

CONSUMER FINANCE – 3.3%
Cash America International, Inc.	32,500	1,519,375
*First Cash Financial Services, Inc.	54,000	2,211,840
*Netspend Holdings, Inc.	212,000	1,617,560
		$5,348,775

DIVERSIFIED FINANCIAL SERVICES – 0.7%
MarketAxess Holdings, Inc.	33,500	1,149,385

REAL ESTATE INVESTMENT TRUSTS – 1.2%
*Strategic Hotels & Resorts, Inc.	300,000	2,043,000
TOTAL FINANCIALS		$17,661,098
HEALTH CARE – 10.7%

BIOTECHNOLOGY – 1.6%
*Affymax, Inc.	95,000	1,245,450
*Medivation, Inc.	16,000	1,294,080
		$2,539,530
HEALTH CARE EQUIPMENT & SUPPLIES – 2.2%
*Insulet Corp.	37,000	660,820
*NxStage Medical, Inc.	55,200	938,400
*Staar Surgical Co.	108,200	1,186,954
*Volcano Corp.	30,800	836,220
		$3,622,394

Description	Number of Shares	Value

HEALTH CARE PROVIDERS & SERVICES – 1.0%
*Air Methods Corp.	15,500	$1,303,705
*LCA-Vision, Inc.	51,500	381,100
		$1,684,805

HEALTH CARE TECHNOLOGY – 1.4%
*athenahealth, Inc.	20,000	1,449,000
*MedAssets, Inc.	74,000	933,140
		$2,382,140

LIFE SCIENCES TOOLS & SERVICES – 1.9%
*Charles River Laboratories International, Inc.	39,000	1,385,670
*Covance, Inc.	26,500	1,239,140
*Luminex Corp.	20,000	500,800
		$3,125,610

PHARMACEUTICALS – 2.6%
*Jazz Pharmaceuticals PLC	35,000	1,786,050
*,12MAP Pharmaceuticals, Inc.	57,500	737,150
*,12Questcor Pharmaceuticals, Inc.	37,675	1,691,608
		$4,214,808
TOTAL HEALTH CARE		$17,569,287

INDUSTRIALS – 26.8%

AEROSPACE & DEFENSE – 3.5%
*Hexcel Corp.	71,000	1,943,980
*Spirit Aerosystems Holdings, Inc.	47,500	1,187,500
Triumph Group, Inc.	42,500	2,669,850
		$5,801,330

AIR FREIGHT & LOGISTICS – 0.7%
*Atlas Air Worldwide Holdings, Inc.	23,500	1,082,175

AIRLINES – 4.4%
*Alaska Air Group, Inc.	47,000	1,588,600
*Spirit Airlines, Inc.	120,500	2,894,410
*US Airways Group, Inc.	258,000	2,647,080
		$7,130,090

BUILDING PRODUCTS – 3.4%
Armstrong World Industries, Inc.	33,200	1,462,128
*Owens Corning	41,000	1,408,350
*,12USG Corp.	153,000	2,761,650
		$5,632,128

COMMERCIAL SERVICES & SUPPLIES – 1.6%
*Encore Capital Group, Inc.	81,500	1,931,550
*Heritage-Crystal Clean, Inc.	30,500	645,075
		$2,576,625

(Wilmington Small Cap Growth Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	49

Wilmington Small Cap Growth Fund (continued)

Description	Number of Shares	Value

MACHINERY – 2.3%
*Chart Industries, Inc.	8,600	$657,298
Wabtec Corp.	41,000	3,188,980
		$3,846,278

MARINE – 0.8%
*Kirby Corp.	19,000	1,261,030

PROFESSIONAL SERVICES INDUSTRY – 1.9%
*Advisory Board Co.	17,300	1,577,068
*TrueBlue, Inc.	85,000	1,467,100
		$3,044,168

ROAD & RAIL – 2.2%
*Quality Distribution, Inc.	136,000	1,519,120
*RailAmerica, Inc.	31,400	727,852
*Swift Transportation Co.	122,500	1,285,025
		$3,531,997

TRADING COMPANIES & DISTRIBUTORS – 6.0%
*Beacon Roofing Supply, Inc.	55,450	1,479,960
GATX Corp.	21,000	900,270
*H&E Equipment Services, Inc.	125,000	2,412,500
*,12United Rentals, Inc.	71,000	3,314,280
*WESCO International, Inc.	27,800	1,845,642
		$9,952,652
TOTAL INDUSTRIALS		$43,858,473

INFORMATION TECHNOLOGY – 24.9%

COMMUNICATIONS EQUIPMENT – 3.4%
*Aruba Networks, Inc.	61,000	1,288,320
*Finisar Corp.	69,000	1,139,880
*Procera Networks, Inc.	105,000	2,179,800
*Riverbed Technology, Inc.	47,900	945,067
		$5,553,067

COMPUTERS & PERIPHERALS – 0.4%
*Stratasys, Inc.	11,500	588,915

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS INDUSTRY – 4.8%
*IPG Photonics Corp.	26,500	1,282,600
*OSI Systems, Inc.	65,350	4,369,301
*,12RealD, Inc.	80,200	968,816
*,12Universal Display Corp.	26,300	1,182,711
		$7,803,428

Description	Number of Shares	Value

INTERNET SOFTWARE & SERVICES – 1.4%
*Active Network, Inc.	69,500	$1,167,600
*Dealertrack Holdings, Inc.	20,000	596,600
*,12OpenTable, Inc.	14,000	626,220
		$2,390,420

IT SERVICES – 4.1%
*Cardtronics, Inc.	53,500	1,410,260
Heartland Payment Systems, Inc.	38,000	1,157,860
Jack Henry & Associates, Inc.	37,000	1,256,520
*VeriFone Systems, Inc.	30,000	1,429,200
*Wright Express Corp.	24,000	1,531,680
		$6,785,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.3%
*Cavium, Inc.	31,000	907,060
*Cirrus Logic, Inc.	36,000	985,680
*Rudolph Technologies, Inc.	61,500	664,200
*Semtech Corp.	62,000	1,690,120
*Volterra Semiconductor Corp.	35,000	1,151,150
		$5,398,210

SOFTWARE – 7.5%
*Allot Communications Ltd.	68,100	1,671,174
*Aspen Technology, Inc.	65,700	1,299,546
*BroadSoft, Inc.	18,000	770,580
*Concur Technologies, Inc.	26,300	1,487,528
*Descartes Systems Group, Inc.	105,200	874,212
*MicroStrategy, Inc.	6,500	908,570
*Parametric Technology Corp.	91,700	1,978,886
*QLIK Technologies, Inc.	42,000	1,210,020
*Sourcefire, Inc.	25,800	1,315,542
*Ultimate Software Group, Inc.	10,500	810,180
		$12,326,238
TOTAL INFORMATION TECHNOLOGY		$40,845,798

MATERIALS – 3.8%

CHEMICALS – 3.2%
Celanese Corp.	37,000	1,793,020
*,12Flotek Industries, Inc.	35,500	484,220
*LSB Industries, Inc.	22,200	753,024
Methanex Corp.	50,000	1,758,000
*TPC Group, Inc.	11,400	478,572
		$5,266,836

CONSTRUCTION MATERIALS – 0.6%
Eagle Materials, Inc.	26,500	933,330
TOTAL MATERIALS		$6,200,166

(Wilmington Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

50	PORTFOLIOS OF INVESTMENTS

Wilmington Small Cap Growth Fund (concluded)

Description	Number of Shares	Value

TELECOMMUNICATION SERVICES – 0.6%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.6%
*AboveNet, Inc.	4,000	$332,680
*Cogent Communications Group, Inc.	34,200	640,566
		$973,246
TOTAL TELECOMMUNICATION SERVICES		$973,246
TOTAL COMMON STOCKS (COST $150,533,204)		$163,787,879

MONEY MARKET FUND – 0.1%
[8,9]Wilmington Prime Money Market Fund, Select Shares, 0.04%	94,563	$94,563
TOTAL MONEY MARKET FUND (COST $94,563)		$94,563
TOTAL INVESTMENTS IN SECURITIES – 100.1% (COST $150,627,767)		$163,882,442
	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 6.4%

REPURCHASE AGREEMENTS – 6.4%
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $2,478,660, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $2,528,221.	$2,478,648	2,478,648

Description	Par Value	Value

Deutsche Bank Securities, Inc., 0.22%, dated 04/30/12, due 05/01/12, repurchase price $2,478,663, collateralized by U.S. Government Securities 2.49% to 7.00%, maturing 08/01/25 to 04/01/42; total market value of $2,528,222.	$2,478,648	$2,478,648
HSBC Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $521,824, collateralized by U.S. Treasury Securities 0.00%, maturing 06/15/12 to 11/15/41; total market value of $532,257.	521,821	521,821
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $2,478,660, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $2,528,231.	2,478,648	2,478,648
RBS Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $2,478,661, collateralized by U.S. Government Securities 0.00% to 8.88%, maturing 06/15/12 to 07/15/32; total market value of $2,528,242.	2,478,648	2,478,648
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $10,436,413)		$10,436,413
TOTAL INVESTMENTS – 106.5% (COST $161,064,180)		$174,318,855
COLLATERAL FOR SECURITIES ON LOAN – (6.4%)		(10,436,413)
OTHER LIABILITIES LESS ASSETS – (0.1%)		(207,823)
TOTAL NET ASSETS – 100.0%		$163,674,619

Cost of investments for Federal income tax purposes is $163,912,440. The net unrealized appreciation/(depreciation) of investments was $10,406,415. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $14,325,788 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,919,373.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$163,787,879	$—	$—	$163,787,879
Money Market Fund	94,563	—	—	94,563
Repurchase Agreements	—	10,436,413	—	10,436,413

Total	$163,882,442	$10,436,413	$—	$174,318,855

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

51

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Strategy Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Common Stocks
Financials	19.7%
Information Technology	17.7%
Industrials	16.3%
Consumer Discretionary	14.2%
Health Care	13.7%
Energy	6.9%
Materials	4.6%
Consumer Staples	3.7%
Utilities	2.4%
Telecommunication Services	0.8%
Mutual Fund	0.1%
Right	0.0%[3]
Warrants	0.0%[3]
Cash Equivalents[1]	8.9%
Other Assets and Liabilities – Net[2]	(9.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 100.0%

CONSUMER DISCRETIONARY – 14.2%

AUTO COMPONENTS – 0.9%
*American Axle & Manufacturing Holdings, Inc.	2,655	$25,727
*Amerigon, Inc.	1,127	16,116
Cooper Tire & Rubber Co.	2,966	44,342
Dana Holding Corp.	7,190	105,118
*Dorman Products, Inc.	686	32,777
*Drew Industries, Inc.	744	22,156
*Exide Technologies	2,242	6,457
*Fuel Systems Solutions, Inc.	566	13,273
*Modine Manufacturing Co.	2,175	17,183
Spartan Motors, Inc.	469	2,040
Standard Motor Products, Inc.	810	12,207
*Stoneridge, Inc.	738	6,362

Description	Number of Shares	Value

Superior Industries International, Inc.	866	$14,817
*Tenneco, Inc.	3,180	98,039
		$416,614

AUTOMOBILES – 0.0%**
*Winnebago Industries, Inc.	1,485	14,479

DISTRIBUTORS – 0.3%
Core-Mark Holding Co., Inc.	603	23,276
Pool Corp.	2,525	93,198
*VOXX International Corp.	608	7,716
Weyco Group, Inc.	131	3,195
		$127,385

DIVERSIFIED CONSUMER SERVICES – 1.3%
*,12American Public Education, Inc.	665	23,089
*Archipelago Learning, Inc.	40	443

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

52	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

*Ascent Capital Group, Inc.	490	$25,235
*,12Bridgepoint Education, Inc.	900	19,404
*Capella Education Co.	665	21,752
*,12Coinstar, Inc.	1,638	102,850
*Corinthian Colleges, Inc.	1,381	5,303
*Grand Canyon Education, Inc.	1,344	23,372
Hillenbrand, Inc.	2,720	56,957
*,12K12, Inc.	1,390	35,445
Lincoln Educational Services Corp.	20	147
Matthews International Corp.	852	25,560
Regis Corp.	2,098	38,498
*School Specialty, Inc.	1,926	6,298
Sotheby’s	3,532	138,878
*Steiner Leisure Ltd.	815	38,272
Stewart Enterprises, Inc.	2,449	15,478
[12]Strayer Education, Inc.	540	53,287
Universal Technical Institute, Inc.	901	10,812
		$641,080

HOTELS RESTAURANTS & LEISURE – 3.2%
*AFC Enterprises, Inc.	1,405	23,997
Ambassadors Group, Inc.	798	4,301
Ameristar Casinos, Inc.	1,655	29,757
*Biglari Holdings, Inc.	40	16,253
*BJ’s Restaurants, Inc.	1,380	59,602
Bob Evans Farms, Inc.	1,056	40,381
*Boyd Gaming Corp.	1,720	13,227
*Bravo Brio Restaurant Group, Inc.	440	8,888
*Buffalo Wild Wings, Inc.	902	75,633
*Caribou Coffee Co., Inc.	630	10,338
*Carrols Restaurant Group, Inc.	1,060	15,985
CEC Entertainment, Inc.	928	35,468
*Cheesecake Factory, Inc.	2,776	87,444
Churchill Downs, Inc.	282	16,740
Cracker Barrel Old Country Store, Inc.	1,252	72,015
*Denny’s Corp.	3,860	15,980
*DineEquity, Inc.	832	40,419
Domino’s Pizza, Inc.	2,384	90,139
Einstein Noah Restaurant Group, Inc.	704	9,962
*Gaylord Entertainment Co.	1,494	47,031
International Speedway Corp.	640	17,082
Interval Leisure Group, Inc.	2,000	34,560
*Isle of Capri Casinos, Inc.	321	2,006
*Jack In The Box, Inc.	1,856	42,168
*Jamba, Inc.	2,990	5,561
*Krispy Kreme Doughnuts, Inc.	4,040	29,613
*Life Time Fitness, Inc.	2,097	97,636

Description	Number of Shares	Value

Marcus Corp.	487	$6,092
*Monarch Casino & Resort, Inc.	928	8,983
*Morgans Hotel Group Co.	253	1,255
*Multimedia Games Holding Co., Inc.	1,550	17,608
*O’Charleys, Inc.	540	5,319
*Orient-Express Hotels Ltd.	2,900	31,001

*Papa John’s International, Inc.	1,156	46,564
*,12Peet’s Coffee & Tea, Inc.	680	52,238
PF Chang’s China Bistro, Inc.	1,201	47,668
*Pinnacle Entertainment, Inc.	2,927	32,490
*Red Lion Hotels Corp.	520	4,337
*Red Robin Gourmet Burgers, Inc.	762	27,173
*Ruby Tuesday, Inc.	2,310	15,708
*Ruth’s Hospitality Group, Inc.	610	4,221
*Scientific Games Corp.	2,380	24,181
*Shuffle Master, Inc.	2,390	42,231
Six Flags Entertainment Corp.	1,980	94,862
*Sonic Corp.	2,295	16,570
Speedway Motorsports, Inc.	421	7,182
Texas Roadhouse, Inc.	2,635	45,454
*Town Sports International Holdings, Inc.	980	12,564
Vail Resorts, Inc.	1,550	63,209
		$1,549,096

HOUSEHOLD DURABLES – 0.7%
[12]American Greetings Corp.	1,907	30,512
*Beazer Homes USA, Inc.	2,380	7,378
Blyth, Inc.	150	13,195
*Cavco Industries, Inc.	395	20,382
CSS Industries, Inc.	28	536
Ethan Allen Interiors, Inc.	716	16,611
*Helen of Troy Ltd.	983	34,012
*Hovnanian Enterprises, Inc.	623	1,246
*iRobot Corp.	1,300	30,693
12KB Home	2,230	19,356
*La-Z-Boy, Inc.	956	14,407
*Libbey, Inc.	780	11,131
Lifetime Brands, Inc.	120	1,398
*M/I Homes, Inc.	164	2,181
MDC Holdings, Inc.	1,160	32,608
*Meritage Homes Corp.	1,202	34,125
Ryland Group, Inc.	1,321	29,736
Skyline Corp.	539	2,959
*Standard Pacific Corp.	4,740	23,984
*Universal Electronics, Inc.	648	10,964
*,12Zagg, Inc.	880	11,466
		$348,880

(Wilmington Small-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	53

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

INTERNET & CATALOG RETAIL – 0.4%
*1-800-Flowers.Com, Inc.	3,112	$9,274
*,12Blue Nile, Inc.	562	17,017
*Geeknet, Inc.	300	4,365
Hsn, Inc.	1,960	75,852
Nutrisystem, Inc.	1,229	14,232

*Orbitz Worldwide, Inc.	89	325
*,12Overstock.com, Inc.	1,122	6,766
PetMed Express, Inc.	947	12,756
*Shutterfly, Inc.	1,442	44,875
*US Auto Parts Network, Inc.	1,920	6,950
*Valuevision Media, Inc.	200	324
		$192,736

LEISURE EQUIPMENT & PRODUCTS – 0.5%
*Arctic Cat, Inc.	410	18,138
Brunswick Corp.	4,661	122,538
Callaway Golf Co.	2,811	17,231
Jakks Pacific, Inc.	218	4,157
*Johnson Outdoors, Inc.	120	2,216
*Leapfrog Enterprises, Inc.	737	6,884
Marine Products Corp.	1,100	6,567
*Smith & Wesson Holding Corp.	2,617	21,590
*Steinway Musical Instruments, Inc.	68	1,714
Sturm Ruger & Co., Inc.	870	49,651
		$250,686

MEDIA – 1.2%
AH Belo Corp.	350	1,544
Arbitron, Inc.	1,464	55,705
Belo Corp.	4,120	27,769
*,12Central European Media Enterprises Ltd.	1,250	9,888
Cinemark Holdings, Inc.	3,797	87,179
*,12Cumulus Media, Inc.	10	36
*Digital Generation, Inc.	1,047	9,716
*Entercom Communications Corp.	230	1,424
Entravision Communications Corp.	540	848
*EW Scripps Co.	1,410	12,916
*Fisher Communications, Inc.	177	5,804
*Global Sources Ltd.	619	3,813
*Gray Television, Inc.	1,720	3,096
Harte-Hanks, Inc.	1,636	13,742
*Journal Communications, Inc.	1,100	4,609
*Knology, Inc.	849	16,513
*LIN TV Corp.	290	1,145
*,12Lions Gate Entertainment Corp.	2,430	29,719
*Live Nation Entertainment, Inc.	5,176	46,895
Martha Stewart Living Omnimedia	1,683	6,008

Description	Number of Shares	Value
*McClatchy Co.	220	$598
MDC Partners, Inc.	1,560	16,099
[12]Meredith Corp.	1,320	38,056
National Cinemedia, Inc.	2,892	41,327
*New York Times Co.	4,750	29,972
*Nexstar Broadcasting Group, Inc.	530	4,107
Outdoor Channel Holdings, Inc.	1,170	8,658

*Reachlocal, Inc.	90	680
*Rentrak Corp.	280	5,298
Scholastic Corp.	746	22,790
Sinclair Broadcast Group, Inc.	2,208	22,698
*Valassis Communications, Inc.	2,140	42,800
World Wrestling Entertainment, Inc.	1,017	8,014
		$579,466

MULTILINE RETAIL – 0.1%
12BON-TON Stores, Inc.	20	124
Fred’s, Inc.	1,222	17,499
*Gordmans Stores, Inc.	160	3,398
*Saks, Inc.	3,860	42,306
*Tuesday Morning Corp.	1,800	7,272
		$70,599

SPECIALTY RETAIL – 3.8%
*Aeropostale, Inc.	3,930	87,167
*America’s Car-Mart, Inc.	310	14,241
*ANN INC	2,700	74,763
*Asbury Automotive Group, Inc.	1,304	36,408
*Ascena Retail Group, Inc.	6,094	124,805
*,12Barnes & Noble, Inc.	860	17,845
Bebe Stores, Inc.	186	1,525
Big 5 Sporting Goods Corp.	472	3,951
*Body Central Corp.	390	11,844
Brown Shoe Co., Inc.	1,205	10,978
[12]Buckle, Inc.	1,175	54,262
*Build-A-Bear Workshop, Inc.	271	1,222
*Cabela’s, Inc.	1,574	59,513
*Casual Male Retail Group, Inc.	40	126
Cato Corp.	1,093	30,418
*Charming Shoppes, Inc.	4,150	24,485
*Childrens Place Retail Stores, Inc.	1,008	46,348
Christopher & Banks Corp.	95	178
*Citi Trends, Inc.	876	9,759
*Coldwater Creek, Inc.	2,380	2,356
*Collective Brands, Inc.	2,107	43,762
*Conn’s, Inc.	56	916
*Cost Plus, Inc.	340	6,586
Destination Maternity Corp.	960	19,046
*Express, Inc.	2,040	48,185

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

54	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Finish Line, Inc.	2,254	$50,174
*Francesca’s Holdings Corp.	530	16,615
*Genesco, Inc.	891	66,825
GNC Holdings, Inc.	1,190	46,481
Group 1 Automotive, Inc.	884	51,166
Haverty Furniture Cos., Inc.	717	8,604

*,12hhgregg, Inc.	715	7,479
*Hibbett Sports, Inc.	1,444	86,236
Hot Topic, Inc.	361	3,538
*Jos A Bank Clothiers, Inc.	1,380	65,619
*Kirkland’s, Inc.	330	4,831
Lithia Motors, Inc.	820	22,001
*,12Lumber Liquidators Holdings, Inc.	971	28,091
*MarineMax, Inc.	800	8,528
Men’s Wearhouse, Inc.	2,089	77,377
Monro Muffler Brake, Inc.	1,632	67,336
*New York & Co., Inc.	2,080	8,216
*Office Depot, Inc.	7,700	23,408
*OfficeMax, Inc.	3,650	16,972
*Pacific Sunwear of California, Inc.	150	220
Penske Automotive Group, Inc.	1,720	45,477
PEP Boys-Manny Moe & Jack	1,813	27,068
Pier 1 Imports, Inc.	4,200	72,156
Rent-A-Center, Inc.	2,014	68,899
*rue21 inc	520	15,782
*Select Comfort Corp.	2,620	75,666
*Shoe Carnival, Inc.	554	10,760
Sonic Automotive, Inc.	1,818	30,579
Stage Stores, Inc.	1,088	16,614
*Stein Mart, Inc.	680	4,366
*Systemax, Inc.	272	4,670
*,12Talbots, Inc.	1,610	4,766
*Vitamin Shoppe, Inc.	1,290	60,720
*West Marine, Inc.	60	703
*Wet Seal, Inc.	1,886	6,205
*Zale Corp.	180	493
*Zumiez, Inc.	993	36,403
		$1,871,733

TEXTILES, APPAREL & LUXURY GOODS – 1.8%
*Carter’s, Inc.	2,341	127,116
Cherokee, Inc.	150	1,947
Columbia Sportswear Co.	463	21,807
*CROCS, Inc.	4,650	93,930
*Delta Apparel, Inc.	60	859
*G-III Apparel Group Ltd.	727	19,520
*Iconix Brand Group, Inc.	2,805	43,029

Description	Number of Shares	Value
Jones Group, Inc.	2,710	$30,406
*Kenneth Cole Productions, Inc.	850	13,540
*K-Swiss, Inc.	2,058	7,573
*Liz Claiborne, Inc.	3,010	40,334
*Maidenform Brands, Inc.	929	21,209
Movado Group, Inc.	715	20,270

Oxford Industries, Inc.	640	30,714
*Perry Ellis International, Inc.	127	2,376
*Quiksilver, Inc.	4,760	16,470
*Skechers U.S.A., Inc.	1,633	30,488
*Steven Madden Ltd.	2,066	89,272
*True Religion Apparel, Inc.	987	26,807
*Unifi, Inc.	1,066	11,854
*,12Vera Bradley, Inc.	770	20,005
*Warnaco Group, Inc.	2,011	106,503
Wolverine World Wide, Inc.	2,456	103,029
		$879,058
TOTAL CONSUMER DISCRETIONARY		$6,941,812

CONSUMER STAPLES – 3.7%

BEVERAGES – 0.2%
*,12Boston Beer Co., Inc.	445	45,977
*,12Central European Distribution Corp.	1,400	6,832
Coca-Cola Bottling Co. Consolidated	261	16,743
*National Beverage Corp.	1,170	17,386
*Primo Water Corp.	1,950	2,925
		$89,863

FOOD & STAPLES RETAILING – 1.2%
Andersons, Inc.	645	32,508
Arden Group, Inc.	53	4,688
Casey’s General Stores, Inc.	1,936	109,094
*Chefs’ Warehouse, Inc.	570	13,783
*Fresh Market, Inc.	1,380	70,615
Harris Teeter Supermarkets, Inc.	1,700	64,549
Nash Finch Co.	498	12,500
*Pantry, Inc.	980	12,505
Pricesmart, Inc.	956	78,908
*Rite Aid Corp.	18,820	27,289
Spartan Stores, Inc.	829	15,113
*Susser Holdings Corp.	331	8,834
*United Natural Foods, Inc.	2,557	126,035
Village Super Market, Inc.	220	6,072
Weis Markets, Inc.	250	11,150
		$593,643

FOOD PRODUCTS – 1.3%
Alico, Inc.	10	227
B&G Foods, Inc.	2,406	53,509

(Wilmington Small-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	55

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
[12]Calavo Growers, Inc.	167	$4,790
Cal-Maine Foods, Inc.	642	23,131
*Chiquita Brands International, Inc.	1,201	10,208
*Darling International, Inc.	5,987	98,067
[12]Diamond Foods, Inc.	1,025	21,422

*Dole Food Co., Inc.	1,170	9,922
*Farmer Bros Co.	388	3,531
Fresh Del Monte Produce, Inc.	1,369	31,720
Griffin Land & Nurseries, Inc.	246	5,924
*Hain Celestial Group, Inc.	1,323	62,578
[12]Imperial Sugar Co.	1,036	4,196
J&J Snack Foods Corp.	574	32,178
Lancaster Colony Corp.	822	53,603
[12]Limoneira Co.	180	3,026
*Omega Protein Corp.	550	3,938
*Pilgrim’s Pride Corp.	930	6,640
Sanderson Farms, Inc.	871	44,952
*Seneca Foods Corp.	420	9,782
*Smart Balance, Inc.	1,879	11,086
Snyders-Lance, Inc.	641	16,589
Tootsie Roll Industries, Inc.	797	18,977
*TreeHouse Foods, Inc.	1,552	89,255
		$619,251

HOUSEHOLD PRODUCTS – 0.2%
*Central Garden And Pet Co.	1,854	19,819
*Harbinger Group, Inc.	1,670	8,617
Oil-Dri Corp. of America	160	3,386
*Spectrum Brands Holdings, Inc.	690	23,812
WD-40 Co.	984	44,359
		$99,993

PERSONAL PRODUCTS – 0.6%
*Elizabeth Arden, Inc.	1,357	52,896
Female Health Co.	1,630	9,796
Inter Parfums, Inc.	418	6,583
*Medifast, Inc.	440	8,457
*,12Nature’s Sunshine Products, Inc.	380	5,882
Nu Skin Enterprises, Inc.	2,848	151,798
*Nutraceutical International Corp.	460	7,052
*Prestige Brands Holdings, Inc.	637	10,823
*Revlon, Inc.	160	2,733
*Schiff Nutrition International, Inc.	195	3,208
*Synutra International, Inc.	429	2,467
*USANA Health Sciences, Inc.	195	8,131
		$269,826

Description	Number of Shares	Value

TOBACCO – 0.2%
*Alliance One International, Inc.	3,972	$14,061
*,12Star Scientific, Inc.	4,159	14,764
Universal Corp.	952	43,630
[12]Vector Group Ltd.	1,416	24,568
		$97,023
TOTAL CONSUMER STAPLES		$1,769,599

ENERGY – 6.9%

ENERGY EQUIPMENT & SERVICES – 1.9%
*Basic Energy Services, Inc.	1,152	16,589
Bristow Group, Inc.	1,371	66,973
*,12C&J Energy Services, Inc.	190	3,581
*Cal Dive International, Inc.	3,789	14,663
*Dawson Geophysical Co.	343	9,209
*Dril-Quip, Inc.	1,748	117,798
*Exterran Holdings, Inc.	1,860	25,129
*Geokinetics, Inc.	10	18
*Global Geophysical Services, Inc.	490	4,689
Gulf Island Fabrication, Inc.	463	12,973
*Gulfmark Offshore, Inc.	1,061	51,108
*,12Heckmann Corp.	3,660	13,908
*Helix Energy Solutions Group, Inc.	3,860	78,783
*Hercules Offshore, Inc.	3,250	16,510
*Hornbeck Offshore Services, Inc.	1,218	50,705
*ION Geophysical Corp.	7,597	47,329
*Key Energy Services, Inc.	6,180	78,239
Lufkin Industries, Inc.	1,560	119,870
*Matrix Service Co.	1,613	22,017
*Mitcham Industries, Inc.	320	7,603
*Natural Gas Services Group, Inc.	704	9,180
*Newpark Resources, Inc.	2,712	17,248
*OYO Geospace Corp.	211	24,311
*Parker Drilling Co.	5,454	28,197
*PHI, Inc.	455	12,117
*Pioneer Drilling Co.	2,798	22,048
*Tesco Corp.	1,560	25,475
*TETRA Technologies, Inc.	3,100	27,001
*Union Drilling, Inc.	340	1,894
*Vantage Drilling Co.	7,810	12,340
*Willbros Group, Inc.	1,238	6,685
		$944,190

OIL, GAS & CONSUMABLE FUELS – 5.0%
*,12Abraxas Petroleum Corp.	4,480	13,350
ALON USA Energy, Inc.	34	307
*,12Amyris, Inc.	990	3,099

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

56	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
[12]Apco Oil And Gas International, Inc.	480	$20,136
*Approach Resources, Inc.	990	35,521
*,12ATP Oil & Gas Corp.	2,852	21,561
Berry Petroleum Co.	2,734	124,534
*Bill Barrett Corp.	1,475	35,370
*,12BPZ Resources, Inc.	5,343	21,639
*Callon Petroleum Co.	1,680	9,761
*CAMAC Energy, Inc.	1,920	1,498

*Carrizo Oil & Gas, Inc.	1,896	53,164
*Cheniere Energy, Inc.	5,317	97,354
*Clayton Williams Energy, Inc.	313	23,018
*,12Clean Energy Fuels Corp.	2,469	47,504
*Cloud Peak Energy, Inc.	2,520	38,783
*Comstock Resources, Inc.	1,920	33,734
*Contango Oil & Gas Co.	649	35,215
*Crimson Exploration, Inc.	110	599
Crosstex Energy, Inc.	2,433	36,252
*CVR Energy, Inc.	4,516	137,106
Delek US Holdings, Inc.	552	8,998
DHT Holdings, Inc.	2,613	2,090
*Endeavour International Corp.	1,283	16,012
*Energy Partners Ltd.	1,010	16,443
*Energy XXI Bermuda Ltd.	3,900	146,952
*Evolution Petroleum Corp.	40	354
[12]Frontline Ltd.	2,000	13,100
*FX Energy, Inc.	1,953	11,093
*Gastar Exploration Ltd.	1,080	3,035
*GeoResources, Inc.	974	36,729
*,12GMX Resources, Inc.	1,740	2,384
[12]Golar LNG Ltd.	1,838	67,969
*,12Goodrich Petroleum Corp.	1,285	21,549
*Gulfport Energy Corp.	2,550	66,835
*Harvest Natural Resources, Inc.	1,209	8,318
*,12Houston American Energy Corp.	930	2,148
*Hyperdynamics Corp.	7,490	6,992
*Isramco, Inc.	40	3,712
*,12James River Coal Co.	732	3,631
*KiOR, Inc.	30	294
Knightsbridge Tankers Ltd.	863	10,926
*Kodiak Oil & Gas Corp.	13,470	119,209
*L&L Energy, Inc.	2,400	5,400
*,12Magnum Hunter Resources Corp.	4,960	30,802
*,12McMoRan Exploration Co.	4,838	42,574
*Miller Energy Resources, Inc.	320	1,738
[12]Nordic American Tankers Ltd.	1,978	28,721
*Northern Oil and Gas, Inc.	3,070	59,650
*,12Oasis Petroleum, Inc.	3,180	105,163

Description	Number of Shares	Value
[12]Overseas Shipholding Group, Inc.	1,120	$13,104
Panhandle Oil And Gas, Inc.	586	16,144
*Patriot Coal Corp.	3,730	21,746
Penn Virginia Corp.	1,544	7,905
*Petroleum Development Corp.	869	29,885
*Petroquest Energy, Inc.	3,153	19,044
*Resolute Energy Corp.	2,540	26,949
*Rex American Resources Corp.	200	5,548

*Rex Energy Corp.	1,345	14,136
*Rosetta Resources, Inc.	2,788	140,153
*Scorpio Tankers, Inc.	1,250	8,462
*SemGroup Corp.	1,510	48,018
Ship Finance International Ltd.	1,153	15,969
*,12Solazyme, Inc.	180	1,980
*Stone Energy Corp.	2,414	67,713
*Swift Energy Co.	1,456	44,044
*Syntroleum Corp.	2,190	2,059
Targa Resources Corp.	760	36,548
Teekay Tankers Ltd.	398	2,054
*Triangle Petroleum Corp.	1,410	9,179
*Uranerz Energy Corp.	1,240	2,170
*,12Uranium Energy Corp.	3,940	11,623
*Uranium Resources, Inc.	880	766
*Ur-Energy, Inc.	640	698
*USEC, Inc.	7,145	6,013
*Vaalco Energy, Inc.	2,387	21,650
*Venoco, Inc.	420	4,666
*Voyager Oil & Gas, Inc.	540	1,372
W&T Offshore, Inc.	1,940	38,354
*Warren Resources, Inc.	2,940	9,085
Western Refining, Inc.	2,955	56,293
*Westmoreland Coal Co.	140	1,413
World Fuel Services Corp.	3,194	140,728
*Zion Oil & Gas, Inc.	170	422
		$2,458,219
TOTAL ENERGY		$3,402,409

FINANCIALS – 19.7%

CAPITAL MARKETS – 1.9%
Apollo Investment Corp.	6,642	48,155
Arlington Asset Investment Corp.	180	4,232
Artio Global Investors, Inc.	2,080	7,530
BGC Partners, Inc.	4,390	30,598
[12]BlackRock Kelso Capital Corp.	2,550	24,608
Calamos Asset Management, Inc.	485	6,266
Capital Southwest Corp.	102	9,763
Charles Schwab Corp.	270	3,861

(Wilmington Small-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	57

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
[12]Cohen & Steers, Inc.	873	$30,765
*Cowen Group, Inc.	1,955	4,927
Diamond Hill Investment Group, Inc.	160	12,142
Duff & Phelps Corp.	1,824	29,002
Edelman Financial Group, Inc.	1,765	15,585
Epoch Holding Corp.	940	25,380
Evercore Partners, Inc.	1,103	29,152
*FBR & Co.	710	1,881

[12]Fifth Street Finance Corp.	2,866	28,144
*Financial Engines, Inc.	1,670	38,143
12FXCM, Inc.	120	1,390
GAMCO Investors, Inc.	202	9,102
GFI Group, Inc.	2,191	7,230
Gladstone Capital Corp.	1,442	11,550
Gladstone Investment Corp.	1,707	12,666
Golub Capital BDC, Inc.	630	9,362
*Harris & Harris Group, Inc.	2,760	11,123
Hercules Technology Growth Capital, Inc.	1,537	17,537
*HFF, Inc.	1,900	31,046
*ICG Group, Inc.	1,734	16,438
*INTL. FCStone, Inc.	476	10,234
*Investment Technology Group, Inc.	1,690	17,238
JMP Group, Inc.	900	6,669
[12]Kbw, Inc.	1,343	22,885
*Knight Capital Group, Inc.	2,712	35,636
Kohlberg Capital Corp.	1,700	10,489
*Ladenburg Thalmann Financial Services, Inc.	5,250	8,663
[12]Main Street Capital Corp.	985	25,226
MCG Capital Corp.	2,660	11,145
Medallion Financial Corp.	1,311	14,329
Medley Capital Corp.	150	1,694
MVC Capital, Inc.	764	10,085
New Mountain Finance Corp.	430	5,809
NGP Capital Resources Co.	187	1,139
Oppenheimer Holdings, Inc.	150	2,559
PennantPark Investment Corp.	1,410	14,735
*Piper Jaffray Cos.	370	8,972
[12]Prospect Capital Corp.	3,859	42,140
Pzena Investment Management, Inc.	715	4,211
*Safeguard Scientifics, Inc.	1,135	18,569
Solar Capital Ltd.	1,020	21,175
Solar Senior Capital Ltd.	60	973
*Stifel Financial Corp.	2,009	73,168
SWS Group, Inc.	117	660
Teton Advisors, Inc.	10	173
THL Credit, Inc.	70	882
TICC Capital Corp.	1,239	11,411

Description	Number of Shares	Value
Triangle Capital Corp.	1,056	$21,342
*Virtus Investment Partners, Inc.	323	27,261
Walter Investment Management Corp.	872	17,641
Westwood Holdings Group, Inc.	210	7,724
		$932,415

COMMERCIAL BANKS – 5.1%
1st Source Corp.	618	14,022
*1st United Bancorp, Inc.	740	4,484

Alliance Financial Corp.	340	10,373
Ames National Corp.	11	243
Arrow Financial Corp.	63	1,508
Bancfirst Corp.	134	5,588
Banco Latinoamericano de Exportaciones SA	1,034	21,559
*Bancorp, Inc.	560	5,751
BancorpSouth, Inc.	2,810	37,851
Bank of Marin Bancorp	50	1,853
Bank of The Ozarks, Inc.	1,132	34,979
Banner Corp.	440	9,658
*BBCN Bancorp, Inc.	1,691	18,567
Boston Private Financial Holdings, Inc.	1,108	10,327
Bridge Bancorp, Inc.	90	1,753
Bryn Mawr Bank Corp.	475	10,208
Camden National Corp.	263	8,553
Capital City Bank Group, Inc.	951	7,941
Cardinal Financial Corp.	1,330	16,053
Cathay General Bancorp	2,712	46,701
Center Bancorp, Inc.	130	1,374
Centerstate Banks, Inc.	926	7,445
*Central Pacific Financial Corp.	140	1,991
Chemical Financial Corp.	1,188	26,219
Citizens & Northern Corp.	831	15,739
City Holding Co.	42	1,401
CNB Financial Corp.	910	14,960
CoBiz Financial, Inc.	1,980	12,375
Columbia Banking System, Inc.	1,159	23,748
Community Bank System, Inc.	1,374	38,637
Community Trust Bancorp, Inc.	128	4,090
CVB Financial Corp.	3,174	36,723
*Eagle Bancorp, Inc.	670	11,919
*Encore Bancshares, Inc.	70	1,436
[12]Enterprise Bancorp, Inc.	60	965
Enterprise Financial Services Corp.	753	9,104
Financial Institutions, Inc.	873	14,771
First Bancorp	1,095	10,972
First Bancorp, Inc.	439	6,370
First Busey Corp.	321	1,489
First Commonwealth Financial Corp.	3,196	20,550

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

58	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
First Community Bancshares, Inc.	501	$6,708
First Financial Bancorp	2,325	39,083
[12]First Financial Bankshares, Inc.	1,291	43,687
First Financial Corp.	495	14,850
First Interstate Bancsystem, Inc.	530	7,468
First Merchants Corp.	955	11,775
First Midwest Bancorp, Inc.	2,721	28,979
First of Long Island Corp.	220	6,057

Firstmerit Corp.	3,223	54,146
FNB Corp.	5,296	60,110
German American Bancorp, Inc.	900	17,136
Glacier Bancorp, Inc.	2,351	35,030
Great Southern Bancorp, Inc.	490	11,780
*Hampton Roads Bankshares, Inc.	1,780	5,625
Hancock Holding Co.	2,548	81,995
*Hanmi Financial Corp.	1,480	15,436
Heartland Financial USA, Inc.	273	5,056
Heritage Financial Corp.	820	10,742
Home BancShares, Inc.	402	11,714
Hudson Valley Holding Corp.	312	5,719
Iberiabank Corp.	844	43,103
Independent Bank Corp.	736	20,660
International Bancshares Corp.	1,672	32,989
*Investors Bancorp, Inc.	1,871	28,888
Lakeland Bancorp, Inc.	542	4,954
Lakeland Financial Corp.	165	4,297
Mainsource Financial Group, Inc.	109	1,274
MB Financial, Inc.	1,685	34,829
Merchants Bancshares, Inc.	290	7,795
*Metro Bancorp, Inc.	572	6,618
MidSouth Bancorp, Inc.	730	10,293
National Bankshares, Inc.	200	5,942
National Penn Bancshares, Inc.	4,311	39,747
Nbt Bancorp, Inc.	508	10,439
Old National Bancorp	2,821	36,165
*OmniAmerican Bancorp, Inc.	770	15,439
Oriental Financial Group, Inc.	854	10,094
Orrstown Financial Services, Inc.	290	2,242
*Pacific Capital Bancorp NA	20	911
Pacific Continental Corp.	1,340	11,913
PacWest Bancorp	439	10,457
[12]Park National Corp.	288	19,368
*Park Sterling Corp.	1,300	6,123
Penns Woods Bancorp, Inc.	160	6,310
Peoples Bancorp, Inc.	126	2,317
*Pinnacle Financial Partners, Inc.	1,271	23,259
Privatebancorp, Inc.	2,120	33,348

Description	Number of Shares	Value
Prosperity Bancshares, Inc.	1,715	$80,005
Renasant Corp.	1,001	16,016
Republic Bancorp, Inc.	197	4,635
S&T Bancorp, Inc.	780	14,602
Sandy Spring Bancorp, Inc.	697	12,553
SCBT Financial Corp.	390	13,412
Sierra Bancorp	516	4,727
*Signature Bank	2,394	157,262

Simmons First National Corp.	276	6,718
Southside Bancshares, Inc.	345	7,038
*Southwest Bancorp, Inc.	82	745
*State Bank Financial Corp.	790	13,628
StellarOne Corp.	643	8,044
Sterling Bancorp	1,237	11,764
*,12Sterling Financial Corp.	1,360	26,411
*Suffolk Bancorp	4	48
Susquehanna Bancshares, Inc.	5,912	61,307
*SVB Financial Group	1,678	107,543
SY Bancorp, Inc.	530	12,296
*,12Taylor Capital Group, Inc.	160	2,227
*Texas Capital Bancshares, Inc.	1,348	50,833
Tompkins Financial Corp.	140	5,299
[12]TowneBank	370	4,817
Trico Bancshares	273	4,488
Trustmark Corp.	2,098	53,394
UMB Financial Corp.	964	46,320
Umpqua Holdings Corp.	3,246	42,977
Union First Market Bankshares Corp.	59	824
[12]United Bankshares, Inc.	1,714	45,301
*United Community Banks, Inc.	864	8,130
Univest Corp. of Pennsylvania	553	8,903
Valley National Bancorp	469	5,909
Washington Banking Co.	920	12,825
Washington Trust Bancorp, Inc.	576	13,634
Webster Financial Corp.	2,560	58,189
Wesbanco, Inc.	346	7,086
West Bancorporation, Inc.	27	259
*West Coast Bancorp	758	14,811
[12]Westamerica Bancorporation	1,053	48,301
*Western Alliance Bancorp	3,121	27,402
*Wilshire Bancorp, Inc.	1,900	10,184
Wintrust Financial Corp.	1,263	45,632
		$2,509,619

CONSUMER FINANCE – 0.7%
Cash America International, Inc.	1,196	55,913
*CompuCredit Holdings Corp.	837	4,612
*Credit Acceptance Corp.	375	35,261
*DFC Global Corp.	1,798	31,429

(Wilmington Small-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*Ezcorp, Inc.	2,609	$69,895
*First Cash Financial Services, Inc.	1,679	68,772
*First Marblehead Corp.	5,080	5,385
*Imperial Holdings, Inc.	2,620	10,035
Nelnet, Inc.	572	14,769
*,12Netspend Holdings, Inc.	840	6,409
*World Acceptance Corp.	904	60,125
		$362,605

DIVERSIFIED FINANCIAL SERVICES – 0.3%
California First National Bancorp	150	2,385
[12]Compass Diversified Holdings	1,841	27,026
MarketAxess Holdings, Inc.	1,547	53,078
*NewStar Financial, Inc.	924	10,968
*PHH Corp.	1,887	29,249
*PICO Holdings, Inc.	640	15,366
		$138,072

INSURANCE – 2.3%
Alterra Capital Holdings Ltd.	3,025	72,388
American Equity Investment Life Holding Co.	2,693	33,016
*American Safety Insurance Holdings Ltd.	137	2,593
*AMERISAFE, Inc.	672	17,956
Amtrust Financial Services, Inc.	1,160	31,598
Argo Group International Holdings Ltd.	661	19,076
Baldwin & Lyons, Inc.	492	10,711
*Citizens, Inc.	117	1,124
*CNO Financial Group, Inc.	8,360	60,777
Crawford & Co.	27	129
Delphi Financial Group, Inc.	1,633	74,171
Donegal Group, Inc.	10	136
*eHealth, Inc.	154	2,729
Employers Holdings, Inc.	1,347	23,330
*Enstar Group Ltd.	319	30,040
FBL Financial Group, Inc.	633	18,433
First American Financial Corp.	3,550	59,462
Flagstone Reinsurance Holdings SA	1,127	8,453
*Global Indemnity PLC	524	9,437
*Greenlight Capital Re Ltd	1,060	26,394
*Hallmark Financial Services	1,217	9,152
Harleysville Group, Inc.	449	26,913
*Hilltop Holdings, Inc.	571	4,528
Horace Mann Educators Corp.	1,504	26,395
Infinity Property & Casualty Corp.	468	24,996
[12]Kansas City Life Insurance Co.	400	13,016
Maiden Holdings Ltd.	1,932	16,036
Meadowbrook Insurance Group, Inc.	2,035	17,969
Montpelier RE Holdings, Ltd.	1,874	38,454

Description	Number of Shares	Value
*National Financial Partners Corp.	2,020	$29,795
National Interstate Corp.	519	12,456
National Western Life Insurance Co.	85	11,565
*Navigators Group, Inc.	426	20,235
OneBeacon Insurance Group Ltd.	1,090	15,511
*Phoenix Cos., Inc.	4,024	8,450
Platinum Underwriters Holdings, Ltd.	1,150	42,113
Presidential Life Corp.	660	7,643

Primerica, Inc.	770	20,197
Proassurance Corp.	1,067	93,992
RLI Corp.	536	36,920
Safety Insurance Group, Inc.	464	18,490
SeaBright Holdings, Inc.	44	396
Selective Insurance Group, Inc.	1,943	33,983
State Auto Financial Corp.	638	9,143
Stewart Information Services Corp.	429	6,315
Symetra Financial Corp.	1,870	22,739
Tower Group, Inc.	557	12,020
United Fire Group, Inc.	795	13,690
Universal Insurance Holdings, Inc.	2,460	10,184
		$1,105,249

REAL ESTATE INVESTMENT TRUSTS – 8.3%
Acadia Realty Trust	1,695	39,290
Agree Realty Corp.	129	2,941
Alexander’s, Inc.	106	41,301
American Assets Trust, Inc.	1,080	25,391
American Campus Communities, Inc.	2,775	123,349
Anworth Mortgage Asset Corp.	1,861	12,543
Apollo Commercial Real Estate Finance, Inc.	410	6,613
12ARMOUR Residential REIT, Inc.	1,470	10,261
Ashford Hospitality Trust, Inc.	2,440	20,838
Associated Estates Realty Corp.	854	14,458
BioMed Realty Trust, Inc.	5,546	109,922
Campus Crest Communities, Inc.	1,420	16,543
Caplease, Inc.	4,301	17,849
Capstead Mortgage Corp.	2,660	36,522
CBL & Associates Properties, Inc.	6,140	114,388
Cedar Realty Trust, Inc.	1,766	9,219
Chatham Lodging Trust	1,040	13,520
Chesapeake Lodging Trust	1,260	22,806
Colonial Properties Trust	3,063	68,519
Colony Financial, Inc.	970	16,480
Coresite Realty Corp.	680	16,939
Cousins Properties, Inc.	3,647	28,665
CreXus Investment Corp.	2,150	22,554
Cubesmart	4,764	59,836

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

60	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
12CYS Investments, Inc.	1,180	$16,201
DCT Industrial Trust, Inc.	9,725	57,669
Diamondrock Hospitality Co.	6,067	64,492
[12]Dupont Fabros Technology, Inc.	1,665	45,205
Dynex Capital, Inc.	880	8,298
EastGroup Properties, Inc.	1,274	64,082
Education Realty Trust, Inc.	3,911	44,077
Entertainment Properties Trust	1,739	83,455

Equity Lifestyle Properties, Inc.	1,417	99,105
Equity One, Inc.	832	17,289
Excel Trust, Inc.	880	10,551
Extra Space Storage, Inc.	4,002	121,461
*Felcor Lodging Trust, Inc.	4,470	18,863
*First Industrial Realty Trust, Inc.	2,962	36,551
First Potomac Realty Trust	1,574	19,581
Franklin Street Properties Corp.	2,057	20,714
[12]Getty Realty Corp.	827	13,083
Gladstone Commercial Corp.	440	7,476
Glimcher Realty Trust	5,605	55,433
Government Properties Income Trust	1,040	24,149
Hatteras Financial Corp.	1,781	51,881
Healthcare Realty Trust, Inc.	2,726	58,554
Hersha Hospitality Trust	4,978	28,624
Highwoods Properties, Inc.	3,285	114,088
Home Properties, Inc.	2,424	147,985
Hudson Pacific Properties, Inc.	360	5,699
Inland Real Estate Corp.	1,925	16,555
Invesco Mortgage Capital, Inc.	3,490	61,564
Investors Real Estate Trust	2,297	16,584
*iStar Financial, Inc.	3,130	21,660
Kilroy Realty Corp.	2,680	127,166
Kite Realty Group Trust	2,600	13,286
LaSalle Hotel Properties	3,061	90,024
Lexington Realty Trust	4,171	37,122
LTC Properties, Inc.	1,142	38,006
Medical Properties Trust, Inc.	4,175	39,162
MFA Financial, Inc.	12,361	91,224
MID-America Apartment Communities, Inc.	1,850	125,930
Mission West Properties, Inc.	635	5,575
Monmouth Real Estate Investment Corp.	722	7,408
*MPG Office Trust, Inc.	2,020	4,262
National Health Investors, Inc.	1,084	53,625
[12]National Retail Properties, Inc.	3,564	97,582
Newcastle Investment Corp.	5,610	39,663
NorthStar Realty Finance Corp.	2,530	14,421
[12]Omega Healthcare Investors, Inc.	4,855	103,946
Parkway Properties, Inc.	639	6,320

Description	Number of Shares	Value
Pebblebrook Hotel Trust	1,920	$46,234
Pennsylvania Real Estate Investment Trust	1,651	23,263
PennyMac Mortgage Investment Trust	630	12,783
Post Properties, Inc.	1,741	84,787
Potlatch Corp.	1,751	54,806
PS Business Parks, Inc.	739	50,437
12RAIT Financial Trust	627	3,035
Ramco-Gershenson Properties Trust	1,564	18,831

Redwood Trust, Inc.	2,529	29,539
Resource Capital Corp.	2,312	12,485
[12]Retail Opportunity Investments Corp.	1,450	17,617
RLJ Lodging Trust	480	9,014
Sabra Health Care REIT, Inc.	1,233	20,640
Saul Centers, Inc.	438	17,524
Sovran Self Storage, Inc.	907	47,799
STAG Industrial, Inc.	700	9,744
Starwood Property Trust, Inc.	3,060	63,862
*Strategic Hotels & Resorts, Inc.	6,920	47,125
Summit Hotel Properties, Inc.	390	3,260
Sun Communities, Inc.	771	33,731
*Sunstone Hotel Investors, Inc.	3,384	34,517
Tanger Factory Outlet Centers	4,514	141,378
Terreno Realty Corp.	130	1,859
Two Harbors Investment Corp.	5,720	59,831
UMH Properties, Inc.	410	4,834
Universal Health Realty Income Trust	597	24,143
Urstadt Biddle Properties, Inc.	555	10,678
Washington Real Estate Investment Trust	2,322	68,615
[12]Whitestone REIT	550	7,601
Winthrop Realty Trust	1,120	11,950
		$4,068,320

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%
*AV Homes, Inc.	512	6,385
*Forestar Group, Inc.	1,798	27,653
Kennedy-Wilson Holdings, Inc.	1,050	14,763
*Tejon Ranch Co.	798	23,828
		$72,629

THRIFTS & MORTGAGE FINANCE – 0.9%
Astoria Financial Corp.	2,560	24,806
Bank Mutual Corp.	811	3,163
BankFinancial Corp.	1,681	11,195
*Beneficial Mutual Bancorp, Inc.	150	1,301
Berkshire Hills Bancorp, Inc.	741	16,813
*Bofi Holding, Inc.	270	4,798
Brookline Bancorp, Inc.	2,308	20,726
*Cape Bancorp, Inc.	640	5,210

(Wilmington Small-Cap Strategy Fund continued next page)

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Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Clifton Savings Bancorp, Inc.	1,220	$12,468
Dime Community Bancshares, Inc.	1,113	15,426
*Doral Financial Corp.	2,698	4,937
ESB Financial Corp.	360	4,835
ESSA Bancorp, Inc.	510	4,973
Federal Agricultural Mortgage Corp.	80	1,829
First Financial Holdings, Inc.	964	11,125
[12]First Pactrust Bancorp, Inc.	500	5,495

*Flagstar Bancorp, Inc.	1,960	1,706
Flushing Financial Corp.	684	8,913
Fox Chase Bancorp, Inc.	980	12,466
*Franklin Financial Corp.	20	288
Home Federal Bancorp, Inc./Id	653	6,393
Kearny Financial Corp.	19	184
*Meridian Interstate Bancorp, Inc.	1,020	13,668
*MGIC Investment Corp.	5,170	17,888
Northfield Bancorp, Inc.	446	6,226
Northwest Bancshares, Inc.	2,528	31,145
OceanFirst Financial Corp.	48	699
*Ocwen Financial Corp.	3,436	51,231
Oritani Financial Corp.	2,170	32,159
Provident Financial Services, Inc.	2,645	38,881
Provident New York Bancorp	1,054	8,896
Radian Group, Inc.	3,476	10,845
Rockville Financial, Inc.	672	7,869
Roma Financial Corp.	100	944
Territorial Bancorp, Inc.	310	6,733
TrustCo Bank Corp.	4,690	25,654
United Financial Bancorp, Inc.	380	6,095
Viewpoint Financial Group, Inc.	621	9,880
Westfield Financial, Inc.	854	6,379
WSFS Financial Corp.	158	6,306
		$460,548
TOTAL FINANCIALS		$9,649,457

HEALTH CARE – 13.7%

BIOTECHNOLOGY – 4.3%
*Achillion Pharmaceuticals, Inc.	1,590	10,574
*Acorda Therapeutics, Inc.	1,583	39,955
*Aegerion Pharmaceuticals, Inc.	70	872
*Affymax, Inc.	465	6,096
*Alkermes PLC	4,203	72,712
*Allos Therapeutics, Inc.	4,008	7,295
*Alnylam Pharmaceuticals, Inc.	2,010	22,894
*AMAG Pharmaceuticals, Inc.	330	5,168
*Anacor Pharmaceuticals, Inc.	50	277
*Anthera Pharmaceuticals, Inc.	980	1,529

Description	Number of Shares	Value
*Ardea Biosciences, Inc.	1,156	$36,830
*,12Arena Pharmaceuticals, Inc.	3,540	8,638
*Ariad Pharmaceuticals, Inc.	7,520	122,576
*Arqule, Inc.	3,040	21,432
*Array BioPharma, Inc.	3,453	12,051
*Astex Pharmaceuticals	2,500	4,400
*AVEO Pharmaceuticals, Inc.	1,390	15,985
*AVI BioPharma, Inc.	4,470	3,729

*BioCryst Pharmaceuticals, Inc.	1,130	4,091
*BioMimetic Therapeutics, Inc.	2,209	5,898
*Biosante Pharmaceuticals, Inc.	5,350	2,943
*,12Biospecifics Technologies Corp.	150	2,212
*,12Biotime, Inc.	260	985
*Celldex Therapeutics, Inc.	1,693	7,720
*Cepheid, Inc.	3,397	130,479
*,12Chelsea Therapeutics International Ltd.	4,050	8,586
*,12Cleveland Biolabs, Inc.	2,120	4,113
*Codexis, Inc.	770	2,787
*Cubist Pharmaceuticals, Inc.	3,122	131,998
*,12Curis, Inc.	1,690	8,095
*Cytori Therapeutics, Inc.	2,187	5,183
*Dusa Pharmaceuticals, Inc.	530	3,106
*Dyax Corp.	6,611	10,776
*Dynavax Technologies Corp.	6,770	33,918
*Emergent Biosolutions, Inc.	1,641	23,072
*Enzon Pharmaceuticals, Inc.	1,860	11,588
*Exact Sciences Corp.	2,430	26,171
*Exelixis, Inc.	6,252	30,010
*Genomic Health, Inc.	750	21,495
*Geron Corp.	6,027	10,125
*GTx, Inc.	350	1,096
*Halozyme Therapeutics, Inc.	4,431	35,847
*,12Idenix Pharmaceuticals, Inc.	2,462	21,592
*Immunogen, Inc.	3,418	43,579
*Immunomedics, Inc.	2,800	10,052
*,12Incyte Corp. Ltd.	4,707	106,755
*,12Infinity Pharmaceuticals, Inc.	610	8,235
*Insmed, Inc.	2,160	6,242
*,12InterMune, Inc.	2,566	26,789
*Ironwood Pharmaceuticals, Inc.	2,570	33,950
*Isis Pharmaceuticals, Inc.	4,162	33,296
*Keryx Biopharmaceuticals, Inc.	2,290	3,618
*Lexicon Pharmaceuticals, Inc.	3,810	6,172
*Ligand Pharmaceuticals, Inc.	595	8,038
*MannKind Corp.	2,657	5,978
*Maxygen, Inc.	1,716	9,695
*Medivation, Inc.	1,581	127,871

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62	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*,12Metabolix, Inc.	936	$2,537
*Momenta Pharmaceuticals, Inc.	2,030	32,236
*Nabi Biopharmaceuticals	4,488	7,495
*Neostem, Inc.	2,120	763
*Neurocrine Biosciences, Inc.	2,837	21,079
*Novavax, Inc.	5,063	6,886
*NPS Pharmaceuticals, Inc.	4,262	30,516
*Nymox Pharmaceutical Corp.	320	2,608

*,12OncoGenex Pharmaceutical, Inc.	1,000	13,000
*Oncothyreon, Inc.	1,890	8,108
*Onyx Pharmaceuticals, Inc.	3,144	143,083
*,12Opko Health, Inc.	7,360	34,960
*Orexigen Therapeutics, Inc.	55	192
*,12Osiris Therapeutics, Inc.	1,794	9,526
PDL Biopharma, Inc.	5,226	32,872
*Peregrine Pharmaceuticals, Inc.	4,340	2,040
*,12Pharmacyclics, Inc.	2,280	62,837
*Progenics Pharmaceuticals, Inc.	356	3,912
*,12Raptor Pharmaceutical Corp.	1,340	7,852
*Rigel Pharmaceuticals, Inc.	1,731	13,381
*,12Sangamo Biosciences, Inc.	2,305	10,718
*,12Savient Pharmaceuticals, Inc.	3,128	7,413
*Sciclone Pharmaceuticals, Inc.	2,980	17,850
*,12Seattle Genetics, Inc.	4,895	96,774
*,12SIGA Technologies, Inc.	1,840	6,072
*,12Spectrum Pharmaceuticals, Inc.	2,790	29,658
*Sunesis Pharmaceuticals, Inc.	610	1,677
*Synta Pharmaceuticals Corp.	2,000	8,700
*Targacept, Inc.	640	3,040
*,12Theravance, Inc.	3,256	70,460
*Trius Therapeutics, Inc.	60	322
*Vanda Pharmaceuticals, Inc.	2,420	10,721
*Vical, Inc.	1,980	6,178
*Zalicus, Inc.	350	368
*,12ZIOPHARM Oncology, Inc.	2,920	13,899
		$2,086,902

HEALTH CARE EQUIPMENT & SUPPLIES – 3.3%
*Abaxis, Inc.	1,331	47,410
*ABIOMED, Inc.	1,412	34,354
*Accuray, Inc.	2,472	19,034
*Align Technology, Inc.	3,281	104,041
*Alphatec Holdings, Inc.	400	872
Analogic Corp.	638	43,518
*Angiodynamics, Inc.	989	12,244
*Antares Pharma, Inc.	580	1,827
*Arthrocare Corp.	1,020	25,459

Description	Number of Shares	Value
*AtriCure, Inc.	750	$6,150
Atrion Corp.	90	20,758
*Biolase Technology, Inc.	799	2,077
Cantel Medical Corp.	846	19,864
*Cardiovascular Systems, Inc.	80	789
*Cerus Corp.	120	473
*Conceptus, Inc.	980	18,395
Conmed Corp.	673	19,241

*CryoLife, Inc.	1,550	8,199
*Cyberonics, Inc.	1,650	63,195
*Cynosure, Inc.	603	12,464
*,12Delcath Systems, Inc.	2,570	7,222
*Dexcom, Inc.	3,063	29,987
*DynaVox, Inc.	1,310	3,223
*Endologix, Inc.	2,250	33,705
*Exactech, Inc.	622	9,641
*Greatbatch, Inc.	501	11,668
*Haemonetics Corp.	1,255	89,820
*,12Hansen Medical, Inc.	2,673	8,447
*HeartWare International, Inc.	650	50,674
*ICU Medical, Inc.	557	29,237
*Insulet Corp.	2,181	38,953
*Integra Lifesciences Holdings Corp.	897	33,395
Invacare Corp.	974	15,438
*Iris International, Inc.	895	11,707
Kensey Nash Corp.	558	15,864
*,12MAKO Surgical Corp.	1,510	62,378
*Masimo Corp.	2,681	59,331
*Medical Action Industries, Inc.	1,124	6,204
Meridian Bioscience, Inc.	2,014	41,388
*Merit Medical Systems, Inc.	2,150	28,423
*Natus Medical, Inc.	1,083	13,256
*,12Navidea Biopharmaceuticals, Inc.	5,150	16,068
*Neogen Corp.	1,243	48,465
*NuVasive, Inc.	1,930	31,980
*NxStage Medical, Inc.	2,031	34,527
*OraSure Technologies, Inc.	3,017	34,605
*Orthofix International NV	901	37,139
*Palomar Medical Technologies, Inc.	143	1,244
*,12Quidel Corp.	1,817	30,017
*Rockwell Medical Technologies, Inc.	200	1,850
*RTI Biologics, Inc.	970	3,395
*Solta Medical, Inc.	80	260
*Spectranetics Corp.	1,838	19,281
*Staar Surgical Co.	1,250	13,712
*Stereotaxis, Inc.	2,146	878
STERIS Corp.	3,030	95,172

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April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	63

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*SurModics, Inc.	700	$10,353
*Symmetry Medical, Inc.	1,308	9,300
*Tornier NV	370	8,784
*,12Unilife Corp.	1,760	7,533
*Uroplasty, Inc.	680	2,067
*Vascular Solutions, Inc.	250	2,838
*Volcano Corp.	2,669	72,463
West Pharmaceutical Services, Inc.	1,440	64,656

*Wright Medical Group, Inc.	950	17,699
Young Innovations, Inc.	390	13,260
		$1,637,871

HEALTH CARE PROVIDERS & SERVICES – 2.7%
*,12Accretive Health, Inc.	1,510	15,191
*Air Methods Corp.	661	55,597
*Alliance HealthCare Services, Inc.	3,130	4,288
*Almost Family, Inc.	248	6,046
*Amedisys, Inc.	1,086	15,997
*AMN Healthcare Services, Inc.	1,978	13,272
*Amsurg Corp.	1,180	33,937
Assisted Living Concepts, Inc.	734	13,146
*Bio-Reference Labs, Inc.	988	21,064
*BioScrip, Inc.	1,960	14,524
*Capital Senior Living Corp.	1,128	10,930
*Cardionet, Inc.	1,800	5,076
*Centene Corp.	2,097	83,020
Chemed Corp.	985	59,435
*Chindex International, Inc.	861	8,412
*Corvel Corp.	100	4,349
*Cross Country Healthcare, Inc.	374	1,724
*Emeritus Corp.	1,276	21,947
Ensign Group, Inc.	869	23,211
*ExamWorks Group, Inc.	1,170	13,619
*Five Star Quality Care, Inc.	230	789
*Gentiva Health Services, Inc.	207	1,714
*Hanger Orthopedic Group, Inc.	1,653	38,928
*Healthsouth Corp.	3,494	78,231
*Healthways, Inc.	1,610	10,739
*HMS Holdings Corp.	4,357	104,829
*IPC The Hospitalist Co., Inc.	600	23,046
*Kindred Healthcare, Inc.	1,805	17,400
Landauer, Inc.	486	25,622
*LHC Group, Inc.	597	10,573
*Magellan Health Services, Inc.	1,055	46,715
*Metropolitan Health Networks, Inc.	2,105	15,745
*MModal, Inc.	1,180	15,057
*Molina Healthcare, Inc.	1,372	35,192

Description	Number of Shares	Value
*MWI Veterinary Supply, Inc.	710	$67,024
National Healthcare Corp.	460	20,976
National Research Corp.	210	10,151
Owens & Minor, Inc.	3,056	89,357
*Pharmerica Corp.	539	6,398
*Providence Service Corp.	510	7,171
*PSS World Medical, Inc.	2,652	63,462
*RadNet, Inc.	80	247

*Select Medical Holdings Corp.	690	5,913
*Skilled Healthcare Group, Inc.	59	453
*Sun Healthcare Group, Inc.	503	3,637
*,12Sunrise Senior Living, Inc.	2,820	17,710
*Team Health Holdings, Inc.	1,140	24,556
*Triple-S Management Corp.	351	7,392
*Universal American Corp.	1,093	10,034
US Physical Therapy, Inc.	812	19,797
*WellCare Health Plans, Inc.	2,170	132,761
		$1,336,404

HEALTH CARE TECHNOLOGY – 0.7%
*,12Athenahealth, Inc.	1,680	121,716
Computer Programs & Systems, Inc.	573	34,145
*Epocrates, Inc.	10	81
*HealthStream, Inc.	700	16,044
*MedAssets, Inc.	1,899	23,946
*Medidata Solutions, Inc.	1,120	29,019
*Merge Healthcare, Inc.	2,830	12,169
*Omnicell, Inc.	1,348	19,236
Quality Systems, Inc.	1,856	69,414
		$325,770

LIFE SCIENCES TOOLS & SERVICES – 0.4%
*Affymetrix, Inc.	3,504	15,488
*,12BG Medicine, Inc.	210	1,392
*Cambrex Corp.	534	3,460
*,12Complete Genomics, Inc.	1,700	4,590
*ENZO Biochem, Inc.	2,252	6,170
*eResearchTechnology, Inc.	1,143	9,030
*Fluidigm Corp.	100	1,561
*Furiex Pharmaceuticals, Inc.	720	10,346
*Harvard Bioscience, Inc.	650	2,593
*Luminex Corp.	1,688	42,268
*Medtox Scientific, Inc.	10	221
*,12Pacific Biosciences of California, Inc.	1,380	3,726
*Parexel International Corp.	2,639	71,095
*,12Sequenom, Inc.	3,622	18,545
		$190,485

(Wilmington Small-Cap Strategy Fund continued next page)

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64	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

PHARMACEUTICALS – 2.3%
*,12Acura Pharmaceuticals, Inc.	1,700	$5,491
*Akorn, Inc.	2,550	30,931
*Alimera Sciences, Inc.	50	155
*Ampio Pharmaceuticals, Inc.	110	340
*Auxilium Pharmaceuticals, Inc.	2,201	39,442
*,12AVANIR Pharmaceuticals, Inc.	5,700	17,385
*Cadence Pharmaceuticals, Inc.	1,939	7,155

*Columbia Laboratories, Inc.	1,020	744
*Corcept Therapeutics, Inc.	490	1,833
*Cornerstone Therapeutics, Inc.	20	118
*Depomed, Inc.	4,130	25,152
*Durect Corp.	3,845	2,692
*,12Endocyte, Inc.	940	6,712
*Hi-Tech Pharmacal Co., Inc.	270	8,799
*Impax Laboratories, Inc.	3,180	78,323
*ISTA Pharmaceuticals, Inc.	2,090	18,914
*Jazz Pharmaceuticals PLC	810	41,334
*Lannett Co., Inc.	460	1,812
*,12MAP Pharmaceuticals, Inc.	1,184	15,179
*Medicines Co.	2,479	54,761
Medicis Pharmaceutical Corp.	3,077	118,372
*Nektar Therapeutics	4,852	36,972
*Obagi Medical Products, Inc.	1,610	21,123
*,12Optimer Pharmaceuticals, Inc.	2,095	31,006
*Pain Therapeutics, Inc.	2,020	8,181
*Par Pharmaceutical Cos., Inc.	1,830	77,482
*,12Pozen, Inc.	2,145	14,286
*,12Questcor Pharmaceuticals, Inc.	2,639	118,491
*Sagent Pharmaceuticals, Inc.	320	5,757
*Salix Pharmaceuticals Ltd.	2,837	140,148
*Santarus, Inc.	3,410	21,722
*Sucampo Pharmaceuticals, Inc.	892	7,421
*ViroPharma, Inc.	2,624	57,072
*,12Vivus, Inc.	4,636	112,284
*XenoPort, Inc.	2,664	12,174
*Zogenix, Inc.	3,430	6,277
		$1,146,040
TOTAL HEALTH CARE		$6,723,472

INDUSTRIALS – 16.3%

AEROSPACE & DEFENSE – 1.8%
Aar Corp.	1,586	24,504
*Aerovironment, Inc.	614	14,932
American Science & Engineering, Inc.	534	34,876
*Astronics Corp.	641	20,294
Ceradyne, Inc.	1,072	27,143

Description	Number of Shares	Value
Cubic Corp.	628	$29,032
Curtiss-Wright Corp.	1,416	49,971
*Digitalglobe, Inc.	1,900	23,313
*Ducommun, Inc.	524	6,183
*Esterline Technologies Corp.	1,067	73,079
*GenCorp., Inc.	3,549	24,382
*Geoeye, Inc.	839	19,230
Heico Corp.	2,451	98,834

*Hexcel Corp.	4,283	117,269
*KEYW Holding Corp.	450	4,230
*Kratos Defense & Security Solutions, Inc.	1,461	8,109
*LMI Aerospace, Inc.	657	12,017
*Moog, Inc.	1,756	74,226
[12]National Presto Industries, Inc.	282	20,789
*Orbital Sciences Corp.	1,351	16,969
*TASER International, Inc.	1,201	5,525
*Teledyne Technologies, Inc.	1,444	93,311
Triumph Group, Inc.	1,450	91,089
		$889,307

AIR FREIGHT & LOGISTICS – 0.4%
*Air Transport Services Group, Inc.	3,040	16,112
*Atlas Air Worldwide Holdings, Inc.	924	42,550
Forward Air Corp.	1,461	49,353
*Hub Group, Inc.	2,012	70,420
*Pacer International, Inc.	2,385	14,334
*Park-Ohio Holdings Corp.	320	6,909
		$199,678

AIRLINES – 0.5%
*Alaska Air Group, Inc.	2,694	91,057
*Allegiant Travel Co.	494	29,027
*Hawaiian Holdings, Inc.	2,093	11,846
*Jetblue Airways Corp.	7,334	34,836
*Republic Airways Holdings, Inc.	1,241	6,317
Skywest, Inc.	1,703	15,310
*Spirit Airlines, Inc.	850	20,417
*,12US Airways Group, Inc.	5,216	53,516
		$262,326

BUILDING PRODUCTS – 0.6%
AAON, Inc.	698	14,239
*Ameresco, Inc.	770	9,386
American Woodmark Corp.	645	11,578
AO Smith Corp.	1,458	69,401
*Builders FirstSource, Inc.	100	417
*Gibraltar Industries, Inc.	1,280	17,306
Griffon Corp.	1,599	15,846
Insteel Industries, Inc.	130	1,478

(Wilmington Small-Cap Strategy Fund continued next page)

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PORTFOLIOS OF INVESTMENTS	65

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

*NCI Building Systems, Inc.	582	$6,978
Quanex Building Products Corp.	1,423	26,226
Simpson Manufacturing Co., Inc.	1,211	37,577
*Trex Co., Inc.	669	21,408
Universal Forest Products, Inc.	386	14,436
*,12USG Corp.	3,100	55,955
		$302,231

COMMERCIAL SERVICES & SUPPLIES – 2.8%
ABM Industries, Inc.	2,319	53,986
*ACCO Brands Corp.	2,470	26,058
*American Reprographics Co.	668	3,647
Brink’s Co.	2,290	58,166
*Casella Waste Systems, Inc.	1,750	10,553
*Cenveo, Inc.	793	2,268
*Clean Harbors, Inc.	2,344	159,955
Compx International, Inc.	70	940
*Consolidated Graphics, Inc.	502	20,075
Courier Corp.	104	1,068
Deluxe Corp.	2,855	67,978
*Encore Capital Group, Inc.	545	12,916
*EnergySolutions, Inc.	2,221	9,350
*EnerNOC, Inc.	834	5,012
Ennis, Inc.	1,159	18,266
*Fuel Tech, Inc.	1,231	5,700
G&K Services, Inc.	884	29,048
*Geo Group, Inc.	2,438	50,491
Healthcare Services Group, Inc.	3,375	71,617
Herman Miller, Inc.	2,785	54,391
HNI Corp.	2,243	54,101
*Innerworkings, Inc.	650	7,481
Interface, Inc.	2,785	39,436
Intersections, Inc.	80	962
Kimball International, Inc.	580	3,961
Knoll, Inc.	2,222	32,863
McGrath Rentcorp	1,070	31,479
*Metalico, Inc.	673	2,181
Mine Safety Appliances Co.	1,423	60,421
*Mobile Mini, Inc.	1,818	34,287
Multi-Color Corp.	681	14,519
NL Industries, Inc.	42	591
*Portfolio Recovery Associates, Inc.	909	62,557
[12]Quad/Graphics, Inc.	1,030	13,843
Rollins, Inc.	3,261	69,296
Schawk, Inc.	343	4,620
*Standard Parking Corp.	588	11,207
Steelcase, Inc.	2,860	24,710

Description	Number of Shares	Value

*,12Swisher Hygiene, Inc.	5,240	$11,790
*Sykes Enterprises, Inc.	1,442	22,856
*Team, Inc.	1,274	37,749
*Tetra Tech, Inc.	2,084	55,643
*TMS International Corp.	200	2,416
UniFirst Corp.	588	35,727
United Stationers, Inc.	2,068	58,648
US Ecology, Inc.	194	4,206
Viad Corp.	1,135	20,521
		$1,379,556

CONSTRUCTION & ENGINEERING – 0.7%
*Aegion Corp.	1,283	23,415
Argan, Inc.	160	2,333
Comfort Systems USA, Inc.	351	3,714
*Dycom Industries, Inc.	1,557	36,418
Emcor Group, Inc.	2,512	73,652
*Furmanite Corp.	2,481	15,531
Granite Construction, Inc.	1,130	31,459
Great Lakes Dredge & Dock Corp.	2,646	19,607
*Layne Christensen Co.	550	11,302
*MasTec, Inc.	2,514	43,718
*Michael Baker Corp.	490	11,040
*MYR Group, Inc.	1,100	18,392
*Northwest Pipe Co.	401	8,345
*Orion Marine Group, Inc.	268	1,855
*Pike Electric Corp.	1,200	9,864
Primoris Services Corp.	1,470	21,197
*Sterling Construction Co., Inc.	485	4,748
*Tutor Perini Corp.	811	12,335
		$348,925

ELECTRICAL EQUIPMENT – 1.2%
*,12A123 Systems, Inc.	4,740	4,835
Acuity Brands, Inc.	2,063	114,641
*,12American Superconductor Corp.	815	3,366
AZZ, Inc.	677	35,008
Belden, Inc.	2,374	82,568
Brady Corp.	1,939	60,167
*Broadwind Energy, Inc.	5,160	1,754
*Capstone Turbine Corp.	9,640	10,508
Encore Wire Corp.	417	10,629
*EnerSys	1,837	64,203
Franklin Electric Co., Inc.	1,136	56,970
*FuelCell Energy, Inc.	654	811
*Generac Holdings, Inc.	1,060	25,525
*Global Power Equipment Group, Inc.	370	9,254
*II-VI, Inc.	2,834	57,842
LSI Industries, Inc.	33	226

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66	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*Powell Industries, Inc.	309	$10,076
*,12PowerSecure International, Inc.	616	3,197
Preformed Line Products Co.	194	11,200
*Thermon Group Holdings, Inc.	930	20,665
*Valence Technology, Inc.	320	234
Vicor Corp.	689	4,802
		$588,481

INDUSTRIAL CONGLOMERATES – 0.2%
Raven Industries, Inc.	921	55,453
*Seaboard Corp.	7	13,933
Standex International Corp.	678	29,873
		$99,259

MACHINERY – 3.5%
*Accuride Corp.	1,350	9,788
Actuant Corp.	2,600	70,902
Alamo Group, Inc.	229	7,713
Albany International Corp.	1,310	31,571
*Altra Holdings, Inc.	1,173	21,442
*American Railcar Industries, Inc.	219	5,909
Ampco-Pittsburgh Corp.	26	483
*Astec Industries, Inc.	571	17,867
Barnes Group, Inc.	2,005	52,932
*Blount International, Inc.	2,940	47,540
Briggs & Stratton Corp.	1,878	33,992
Cascade Corp.	503	23,676
*Chart Industries, Inc.	1,439	109,983
CIRCOR International, Inc.	858	26,701
CLARCOR, Inc.	2,548	122,355
*Colfax Corp.	1,665	56,427
*Columbus McKinnon Corp.	855	12,680
*Commercial Vehicle Group, Inc.	1,240	13,194
Douglas Dynamics, Inc.	510	7,206
Dynamic Materials Corp.	675	12,339
*Energy Recovery, Inc.	2,459	5,164
*EnPro Industries, Inc.	827	34,246
Esco Technologies, Inc.	1,092	37,565
*Federal Signal Corp.	1,929	9,954
*Flow International Corp.	1,261	5,183
Freightcar America, Inc.	423	9,137
Gorman-Rupp Co.	980	28,224
Graham Corp.	665	14,683
*Greenbrier Cos., Inc.	750	12,937
John Bean Technologies Corp.	740	11,833
*Kadant, Inc.	714	18,471
Kaydon Corp.	952	23,353
LB Foster Co.	306	8,204
Lindsay Corp.	668	44,616

Description	Number of Shares	Value
*Meritor, Inc.	4,070	$26,496
Met-Pro Corp.	170	1,693
*Middleby Corp.	1,004	101,876
Miller Industries, Inc.	50	820
Mueller Industries, Inc.	1,376	62,897
Mueller Water Products, Inc.	6,500	23,335
Nacco Industries, Inc.	216	24,510

*NN, Inc.	120	949
*Omega Flex, Inc.	150	2,018
*PMFG, Inc.	1,007	13,605
*RBC Bearings, Inc.	1,097	51,427
Robbins & Myers, Inc.	1,469	71,555
Sauer-Danfoss, Inc.	644	27,892
Sun Hydraulics Corp.	997	24,955
*Tecumseh Products Co.	1,102	4,210
Tennant Co.	1,021	45,230
[12]Titan International, Inc.	2,265	65,436
*Trimas Corp.	1,350	29,714
[12]Twin Disc, Inc.	493	10,811
*Wabash National Corp.	3,490	29,211
Watts Water Technologies, Inc.	1,234	45,436
Woodward, Inc.	3,001	124,812
*Xerium Technologies, Inc.	200	940
		$1,738,098

MARINE – 0.1%
Baltic Trading Ltd.	2,070	9,625
*,12Eagle Bulk Shipping, Inc.	2,288	3,752
*Excel Maritime Carriers Ltd.	4,260	7,966
*Genco Shipping & Trading Ltd.	499	2,670
International Shipholding Corp.	45	952
*,12Ultrapetrol Bahamas Ltd.	1,180	2,254
		$27,219

PROFESSIONAL SERVICES INDUSTRY – 1.6%
*Acacia Research Corp.	2,150	88,150
*Advisory Board Co.	828	75,480
Barrett Business Services, Inc.	220	4,356
*CBIZ, Inc.	597	3,624
CDI Corp.	453	8,036
Corporate Executive Board Co.	1,920	79,430
*Costar Group, Inc.	1,359	99,058
*CRA International, Inc.	177	3,620
*Dolan Media Co.	1,269	10,165
*Exponent, Inc.	677	32,361
*Franklin Covey Co.	350	3,252
*FTI Consulting, Inc.	1,260	45,788
*GP Strategies Corp.	590	9,900

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Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Heidrick & Struggles International, Inc.	400	$7,800
*Hill International, Inc.	1,739	6,191
*Hudson Global, Inc.	540	2,938
*Huron Consulting Group, Inc.	1,292	45,530
*Icf International, Inc.	597	14,889
Insperity, Inc.	1,081	29,479
Kelly Services, Inc.	747	10,451
*Kforce, Inc.	1,303	18,854
*Korn/Ferry International	1,474	23,805
*Mistras Group, Inc.	780	18,307
*Navigant Consulting, Inc.	822	11,442
*,12Odyssey Marine Exploration, Inc.	3,200	9,728
*On Assignment, Inc.	1,615	30,217
*Pendrell Corp.	4,630	6,250
Resources Connection, Inc.	1,485	19,275
*RPX Corp.	100	1,728
*TrueBlue, Inc.	2,311	39,888
VSE Corp.	336	7,392
		$767,384

ROAD & RAIL – 1.4%
Amerco, Inc.	312	31,337
Arkansas Best Corp.	646	9,910
*Avis Budget Group, Inc.	5,380	70,801
Celadon Group, Inc.	728	11,379
*Dollar Thrifty Automotive Group, Inc.	1,500	121,290
*Genesee & Wyoming, Inc.	2,017	108,736
Heartland Express, Inc.	1,848	25,558
Knight Transportation, Inc.	2,647	43,464
Marten Transport Ltd.	729	15,360
*Old Dominion Freight Line, Inc.	2,460	109,396
*Patriot Transportation Holding, Inc.	250	5,493
*Quality Distribution, Inc.	50	558
*RailAmerica, Inc.	720	16,690
*Roadrunner Transportation Systems, Inc.	150	2,602
*Saia, Inc.	539	10,122
*Swift Transportation Co.	2,890	30,316
Universal Truckload Services, Inc.	380	5,928
Werner Enterprises, Inc.	1,891	44,665
*,12Zipcar, Inc.	670	8,073
		$671,678

TRADING COMPANIES & DISTRIBUTORS – 1.5%
Aceto Corp.	1,663	14,967
Aircastle Ltd.	2,575	31,286
Applied Industrial Technologies, Inc.	2,180	85,674
*Beacon Roofing Supply, Inc.	2,414	64,430
*CAI International, Inc.	990	20,453

Description	Number of Shares	Value

*DXP Enterprises, Inc.	370	$16,047
*H&E Equipment Services, Inc.	1,075	20,747
Houston Wire & Cable Co.	1,199	14,736
*Interline Brands, Inc.	1,128	23,733
Kaman Corp.	1,322	45,450
Lawson Products, Inc.	430	6,261
*RSC Holdings, Inc.	2,174	51,567
*Rush Enterprises, Inc.	1,160	20,973
SeaCube Container Leasing Ltd.	330	6,121
TAL International Group, Inc.	1,179	48,704
[12]Textainer Group Holdings Ltd.	534	18,727
*Titan Machinery, Inc.	690	24,585
*,12United Rentals, Inc.	2,450	114,366
Watsco, Inc.	1,433	103,104
		$731,931

TRANSPORTATION INFRASTRUCTURE – 0.0%**
*Wesco Aircraft Holdings, Inc.	860	13,579
TOTAL INDUSTRIALS		$8,019,652

INFORMATION TECHNOLOGY – 17.7%

COMMUNICATIONS EQUIPMENT – 1.8%
ADTRAN, Inc.	3,261	99,526
*Anaren, Inc.	571	10,301
*Arris Group, Inc.	4,561	58,974
*Aruba Networks, Inc.	4,565	96,413
*Aviat Networks, Inc.	88	224
Bel Fuse, Inc.	397	7,063
Black Box Corp.	528	11,938
*Calix, Inc.	2,134	16,987
Comtech Telecommunications Corp.	739	22,850
*Dialogic, Inc.	240	235
*Digi International, Inc.	812	7,535
*EMCORE Corp.	68	307
*Emulex Corp.	2,470	21,440
*Extreme Networks	3,736	14,309
*Finisar Corp.	4,730	78,140
*Globecomm Systems, Inc.	1,116	15,825
*Harmonic, Inc.	3,812	17,993
*,12Infinera Corp.	3,206	22,955
[12]InterDigital, Inc.	2,248	62,315
*Ixia	1,715	21,609
*KVH Industries, Inc.	130	1,297
Loral Space & Communications, Inc.	501	31,087
*,12Meru Networks, Inc.	1,250	3,550
*Netgear, Inc.	1,887	72,649
*,12Oclaro, Inc.	400	1,148

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68	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

*Oplink Communications, Inc.	811	$12,846
*Opnext, Inc.	3,388	4,032
Plantronics, Inc.	1,726	66,140
*,12Powerwave Technologies, Inc.	1,268	1,433
*Procera Networks, Inc.	230	4,775
*ShoreTel, Inc.	1,640	7,856
*Sonus Networks, Inc.	3,560	10,075
*Sycamore Networks, Inc.	725	11,303
*Symmetricom, Inc.	878	4,882
*Viasat, Inc.	1,612	77,860
		$897,872

COMPUTERS & PERIPHERALS – 0.8%
*,123D Systems Corp.	2,360	69,596
*Avid Technology, Inc.	1,047	9,098
*Cray, Inc.	660	7,359
*Electronics For Imaging, Inc.	2,098	37,449
*Imation Corp.	598	3,468
*Immersion Corp.	1,927	10,502
*Intermec, Inc.	2,372	12,619
*Intevac, Inc.	486	3,917
*Novatel Wireless, Inc.	2,481	7,170
*,12OCZ Technology Group, Inc.	2,440	14,396
*Quantum Corp.	8,960	21,325
Rimage Corp.	10	91
*,12Silicon Graphics International Corp.	2,050	19,352
*,12STEC, Inc.	1,556	12,899
*Stratasys, Inc.	1,000	51,210
*Super Micro Computer, Inc.	1,228	21,674
*Synaptics, Inc.	1,523	46,771
Xyratex Ltd.	1,580	22,942
		$371,838

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS INDUSTRY – 2.7%
*,12Aeroflex Holding Corp.	760	8,512
*Agilysys, Inc.	80	701
*Anixter International, Inc.	1,185	81,267
Badger Meter, Inc.	588	21,721
*Benchmark Electronics, Inc.	2,020	32,078
*Brightpoint, Inc.	1,625	9,945
*Checkpoint Systems, Inc.	1,723	18,884
Cognex Corp.	1,920	77,280
*Coherent, Inc.	1,164	61,226
CTS Corp.	988	10,601
Daktronics, Inc.	1,458	11,868
DDi Corp.	400	5,192
*DTS, Inc.	667	20,810

Description	Number of Shares	Value

*Echelon Corp.	2,929	$12,770
Electro Rent Corp.	784	12,215
Electro Scientific Industries, Inc.	503	7,173
*eMagin Corp.	90	280
*Fabrinet	740	12,447
*FARO Technologies, Inc.	973	54,469
*Fei Co.	1,942	97,430
*GSI Group, Inc.	670	8,087
*Insight Enterprises, Inc.	1,680	34,121
*Kemet Corp.	1,670	14,212
Littelfuse, Inc.	1,045	65,490
*,12Maxwell Technologies, Inc.	1,758	16,719
*Measurement Specialties, Inc.	791	28,262
*Mercury Computer Systems, Inc.	995	13,134
Methode Electronics, Inc.	1,387	11,720
*,12Microvision, Inc.	750	1,395
MTS Systems Corp.	940	45,092
*Multi-Fineline Electronix, Inc.	683	18,093
*NeoPhotonics Corp.	350	1,655
*Newport Corp.	1,682	28,712
*OSI Systems, Inc.	1,019	68,130
Park Electrochemical Corp.	322	9,290
PC Connection, Inc.	319	2,558
*Plexus Corp.	1,978	64,028
*Power-One, Inc.	2,710	11,599
Pulse Electronics Corp.	3,242	6,646
*Radisys Corp.	552	3,505
*,12RealD, Inc.	1,600	19,328
Richardson Electronics Ltd.	1,100	13,871
*Rofin-Sinar Technologies, Inc.	1,223	30,820
*Rogers Corp.	662	25,348
*Sanmina-SCI Corp.	2,650	23,585
*ScanSource, Inc.	1,051	34,641
*SYNNEX Corp.	862	32,834
*TTM Technologies, Inc.	2,289	23,645
*,12Universal Display Corp.	2,117	95,201
*Viasystems Group, Inc.	20	446
*Vishay Precision Group, Inc.	480	6,950
*X-Rite, Inc.	1,580	8,753
*Zygo Corp.	610	12,072
		$1,336,811

INTERNET SOFTWARE & SERVICES – 1.8%
*Active Network, Inc.	30	504
*,12Ancestry.com, Inc.	1,770	47,259
*comScore, Inc.	1,475	29,382
*Constant Contact, Inc.	1,603	38,745

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Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*Cornerstone Ondemand, Inc.	600	$12,468
*Dealertrack Holdings, Inc.	2,008	59,899
*Demand Media, Inc.	60	499
*Dice Holdings, Inc.	2,140	23,069
*Digital River, Inc.	1,141	21,462
EarthLink, Inc.	3,213	26,090
*Envestnet, Inc.	540	6,755

*InfoSpace, Inc.	514	5,721
*Internap Network Services Corp.	2,485	17,494
*IntraLinks Holdings, Inc.	1,460	6,804
j2 Global, Inc.	2,075	53,597
Keynote Systems, Inc.	829	15,254
*,12Kit Digital, Inc.	980	6,644
*Limelight Networks, Inc.	4,342	11,897
*Liquidity Services, Inc.	900	47,997
*LivePerson, Inc.	3,140	49,863
*LogMeIn, Inc.	1,100	39,611
*,12LoopNet, Inc.	912	17,483
Marchex, Inc.	405	1,409
*Move, Inc.	2,590	22,533
NIC, Inc.	3,983	44,570
*,12OpenTable, Inc.	1,020	45,625
*Openwave Systems, Inc.	770	1,987
*Perficient, Inc.	1,026	12,322
*QuinStreet, Inc.	1,360	14,294
RealNetworks, Inc.	719	6,881
*Responsys, Inc.	380	4,856
*Saba Software, Inc.	1,920	18,662
*SciQuest, Inc.	530	7,870
*SPS Commerce, Inc.	20	556
*Stamps.Com, Inc.	440	12,773
*Support.Com, Inc.	731	2,654
*TechTarget, Inc.	1,335	9,932
*,12Travelzoo, Inc.	220	5,711
United Online, Inc.	2,573	12,196
*Valueclick, Inc.	3,879	82,157
*Vocus, Inc.	994	12,852
*Web.Com Group, Inc.	1,110	14,374
*XO Group, Inc.	844	7,824
*Zix Corp.	3,220	9,113
		$889,648

IT SERVICES – 2.3%
*Acxiom Corp.	2,461	33,790
*CACI International, Inc.	923	56,423
*Cardtronics, Inc.	2,360	62,210
Cass Information Systems, Inc.	280	11,466

Description	Number of Shares	Value
*CIBER, Inc.	1,332	$5,541
*Computer Task Group, Inc.	1,060	15,285
*Convergys Corp.	2,800	37,436
*CSG Systems International, Inc.	1,330	19,152
*Echo Global Logistics, Inc.	470	8,004
*Euronet Worldwide, Inc.	1,846	39,929
*Exlservice Holdings, Inc.	1,165	32,247

Forrester Research, Inc.	735	26,056
*Global Cash Access Holdings, Inc.	2,131	18,007
*Hackett Group, Inc.	1,523	8,696
Heartland Payment Systems, Inc.	1,909	58,167
*,12Higher One Holdings, Inc.	1,450	22,866
*iGATE Corp.	1,348	26,232
Jack Henry & Associates, Inc.	4,279	145,315
*Lionbridge Technologies, Inc.	1,870	5,143
Mantech International Corp.	831	26,110
Maximus, Inc.	1,884	83,367
*Moduslink Global Solutions, Inc.	1,459	7,222
*MoneyGram International, Inc.	737	12,411
*NCI, Inc.	722	3,581
*PRGX Global, Inc.	70	442
Sapient Corp.	4,900	58,653
*,12ServiceSource International, Inc.	240	3,979
Syntel, Inc.	875	52,404
*Teletech Holdings, Inc.	1,318	19,968
*TNS, Inc.	1,256	25,622
*Unisys Corp.	1,631	30,434
*Virtusa Corp.	1,109	16,735
*Wright Express Corp.	2,036	129,938
		$1,102,831

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.4%
*Advanced Energy Industries, Inc.	1,022	12,203
*Alpha & Omega Semiconductor Ltd.	130	1,286
*Amkor Technology, Inc.	2,944	15,220
*Amtech Systems, Inc.	70	489
*Anadigics, Inc.	310	685
*Applied Micro Circuits Corp.	2,234	12,466
*ATMI, Inc.	982	20,632
*Axcelis Technologies, Inc.	1,870	2,543
*AXT, Inc.	1,540	7,839
Brooks Automation, Inc.	2,324	27,330
Cabot Microelectronics Corp.	1,131	38,884
*Cavium, Inc.	2,474	72,389
*Ceva, Inc.	1,552	34,284
*Cirrus Logic, Inc.	3,320	90,902
Cohu, Inc.	843	9,256

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70	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*CSR PLC	99	$1,437
*Cymer, Inc.	1,296	67,185
*Diodes, Inc.	1,725	38,450
*DSP Group, Inc.	1,625	10,627
*Entegris, Inc.	5,660	50,091
*Entropic Communications, Inc.	4,530	19,162
*EXAR Corp.	20	158

*FormFactor, Inc.	2,571	14,398
*FSI International, Inc.	150	760
*GSI Technology, Inc.	440	1,861
*,12GT Advanced Technologies, Inc.	5,524	35,961
*Hittite Microwave Corp.	1,548	82,880
*Inphi Corp.	1,090	11,063
*Integrated Device Technology, Inc.	7,540	51,046
*Integrated Silicon Solution, Inc.	1,000	10,620
*IXYS Corp.	1,532	19,089
*Kopin Corp.	3,208	11,453
*Kulicke & Soffa Industries, Inc.	2,580	33,798
*Lattice Semiconductor Corp.	5,280	28,829
*LTX-Credence Corp.	2,733	18,858
*MaxLinear, Inc.	1,510	7,324
Micrel, Inc.	2,356	25,657
*Microsemi Corp.	4,392	94,516
*Mindspeed Technologies, Inc.	920	4,609
*MIPS Technologies, Inc.	2,380	15,565
MKS Instruments, Inc.	2,039	56,378
*Monolithic Power Systems, Inc.	667	13,820
*MoSys, Inc.	790	2,844
*Nanometrics, Inc.	1,180	18,302
*NVE Corp.	89	4,511
*Omnivision Technologies, Inc.	2,411	44,411
*PDF Solutions, Inc.	810	7,144
*Pericom Semiconductor Corp.	513	4,032
*Photronics, Inc.	1,560	9,656
*PLX Technology, Inc.	3,203	12,748
Power Integrations, Inc.	1,314	49,774
*Rambus, Inc.	5,080	25,857
*RF Micro Devices, Inc.	9,650	41,784
*Rubicon Technology, Inc.	702	6,634
*Rudolph Technologies, Inc.	1,177	12,712
*Semtech Corp.	3,240	88,322
*Sigma Designs, Inc.	1,225	6,750
*Silicon Image, Inc.	2,975	17,850
*Spansion, Inc.	2,330	28,100
*Standard Microsystems Corp.	524	13,876
*,12STR Holdings, Inc.	500	1,910
*Supertex, Inc.	640	13,101

Description	Number of Shares	Value
*Tessera Technologies, Inc.	1,446	$22,615
*TriQuint Semiconductor, Inc.	8,785	42,871
*Ultra Clean Holdings	540	3,699
*Ultratech, Inc.	1,301	41,554
*,12Veeco Instruments, Inc.	1,740	52,531
*Volterra Semiconductor Corp.	892	29,338
		$1,674,929

SOFTWARE – 4.9%
*Accelrys, Inc.	2,169	17,851
*ACI Worldwide, Inc.	1,934	77,089
*Actuate Corp.	1,033	7,334
*Advent Software, Inc.	1,674	45,181
American Software, Inc.	954	7,899
*Aspen Technology, Inc.	4,000	79,120
Blackbaud, Inc.	2,222	68,838
*Bottomline Technologies, Inc.	1,957	46,048
*BroadSoft, Inc.	940	40,241
*Callidus Software, Inc.	1,750	13,860
*CommVault Systems, Inc.	2,181	113,565
*Concur Technologies, Inc.	2,333	131,954
*,12Convio, Inc.	880	14,080
*Deltek, Inc.	1,655	17,278
*Digimarc Corp.	260	6,799
[12]Ebix, Inc.	1,368	27,976
*Ellie Mae, Inc.	390	5,054
EPIQ Systems, Inc.	161	1,829
Fair Isaac Corp.	1,694	72,673
*FalconStor Software, Inc.	2,261	7,439
*,12Glu Mobile, Inc.	290	1,319
*Guidance Software, Inc.	680	6,453
*Interactive Intelligence Group, Inc.	533	15,809
*JDA Software Group, Inc.	1,810	52,273
*Kenexa Corp.	1,418	46,326
*Manhattan Associates, Inc.	1,185	59,428
*Mentor Graphics Corp.	4,488	64,852
*MicroStrategy, Inc.	429	59,966
*Monotype Imaging Holdings, Inc.	1,688	23,953
*Motricity, Inc.	1,770	1,823
*Netscout Systems, Inc.	1,851	38,297
*Netsuite, Inc.	1,373	60,934
Opnet Technologies, Inc.	809	18,736
*Parametric Technology Corp.	5,847	126,178
[12]Pegasystems, Inc.	709	26,368
*Progress Software Corp.	2,954	68,356
*PROS Holdings, Inc.	866	17,052
*QAD, Inc.	607	7,496
*QLIK Technologies, Inc.	3,410	98,242

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Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*Quest Software, Inc.	2,495	$58,059
*RealPage, Inc.	1,120	20,328
*Seachange International, Inc.	510	4,192
*Smith Micro Software, Inc.	2,429	4,882
*Solarwinds, Inc.	2,790	130,879
*Sourcefire, Inc.	1,408	71,794
*SRS Labs, Inc.	450	4,288

*SS&C Technologies Holdings, Inc.	700	16,639
*Synchronoss Technologies, Inc.	1,329	41,598
*Take-Two Interactive Software, Inc.	4,201	59,234
*Tangoe, Inc.	810	16,589
*Telecommunication Systems, Inc.	3,572	6,894
*TeleNav, Inc.	770	5,213
*THQ, Inc.	623	422
*TiVo, Inc.	6,490	70,027
*Tyler Technologies, Inc.	1,519	60,684
*Ultimate Software Group, Inc.	1,387	107,021
*VASCO Data Security International, Inc.	685	5,336
*Verint Systems, Inc.	1,110	33,566
*,12VirnetX Holding Corp.	2,070	51,419
*,12Wave Systems Corp.	3,040	4,347
*Websense, Inc.	1,481	30,716
		$2,400,096
TOTAL INFORMATION TECHNOLOGY		$8,674,025

MATERIALS – 4.6%

CHEMICALS – 2.1%
American Vanguard Corp.	304	7,600
Balchem Corp.	1,140	32,946
*Calgon Carbon Corp.	1,441	19,943
*Chemtura Corp.	4,350	74,037
*Ferro Corp.	3,032	15,736
*Flotek Industries, Inc.	2,060	28,098
FutureFuel Corp.	810	7,970
*Georgia Gulf Corp.	1,190	42,186
Hawkins, Inc.	340	11,808
HB Fuller Co.	1,739	57,213
Innophos Holdings, Inc.	1,185	58,266
*Innospec, Inc.	790	23,882
KMG Chemicals, Inc.	10	172
Koppers Holdings, Inc.	1,074	41,757
*Kraton Performance Polymers, Inc.	1,260	32,760
*Landec Corp.	1,667	10,735
*LSB Industries, Inc.	971	32,936
Minerals Technologies, Inc.	755	50,661
Newmarket Corp.	436	97,324
Olin Corp.	3,605	75,561

Description	Number of Shares	Value
*OM Group, Inc.	1,006	$24,265
*Omnova Solutions, Inc.	2,000	15,680
PolyOne Corp.	4,659	64,574
Quaker Chemical Corp.	632	27,429
Schulman A, Inc.	1,128	27,760
*Senomyx, Inc.	1,770	3,876
Sensient Technologies Corp.	1,832	68,059

Stepan Co.	249	22,624
*TPC Group, Inc.	710	29,806
Tredegar Corp.	750	13,013
Zep, Inc.	904	12,882
*Zoltek Cos., Inc.	457	5,041
		$1,036,600

CONSTRUCTION MATERIALS – 0.2%
Eagle Materials, Inc.	2,080	73,258
*Headwaters, Inc.	965	4,188
Texas Industries, Inc.	800	26,888
*United States Lime & Minerals, Inc.	246	11,801
		$116,135

CONTAINERS & PACKAGING – 0.2%
*AEP Industries, Inc.	297	10,356
Boise, Inc.	3,180	24,295
*Graphic Packaging Holding Co.	8,610	46,064
Myers Industries, Inc.	1,542	25,489
		$106,204

METALS & MINING – 1.5%
*AM Castle & Co.	650	8,704
AMCOL International Corp.	1,120	36,915
*Century Aluminum Co.	1,500	13,800
*Coeur d’Alene Mines Corp.	3,410	73,486
*,12General Moly, Inc.	2,460	7,970
Globe Specialty Metals, Inc.	3,600	48,024
[12]Gold Resource Corp.	1,340	36,341
*,12Golden Minerals Co.	1,130	8,441
*Golden Star Resources Ltd.	6,730	10,297
Haynes International, Inc.	614	38,295
[12]Hecla Mining Co.	14,518	62,137
*Horsehead Holding Corp.	2,348	26,368
*Jaguar Mining, Inc.	1,860	5,041
Kaiser Aluminum Corp.	711	37,377
*Materion Corp.	772	19,076
*,12McEwen Mining, Inc.	5,550	21,035
*Metals USA Holdings Corp.	330	4,976
*Midway Gold Corp.	2,730	3,931
Noranda Aluminum Holding Corp.	670	7,115
Olympic Steel, Inc.	625	13,206

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

72	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value
*,12Paramount Gold And Silver Corp.	6,430	$15,689
*,12Revett Minerals, Inc.	130	516
*RTI International Metals, Inc.	1,032	25,336
*Stillwater Mining Co.	5,614	60,238
*SunCoke Energy, Inc.	3,270	49,769
*Thompson Creek Metals Co., Inc.	4,970	29,472
*Universal Stainless & Alloy	226	10,486

*US Energy Corp. Wyoming	190	498
*Vista Gold Corp.	770	2,325
Worthington Industries, Inc.	2,409	42,977
		$719,841

PAPER & FOREST PRODUCTS – 0.6%
Buckeye Technologies, Inc.	1,358	44,013
*Clearwater Paper Corp.	824	27,167
Deltic Timber Corp.	595	36,343
*KapStone Paper and Packaging Corp.	1,500	27,090
*Louisiana-Pacific Corp.	4,566	41,322
Neenah Paper, Inc.	461	13,166
PH Glatfelter Co.	1,863	29,026
Schweitzer-Mauduit International, Inc.	634	42,998
*Verso Paper Corp.	2,270	3,746
Wausau Paper Corp.	1,680	15,221
		$280,092
TOTAL MATERIALS		$2,258,872

TELECOMMUNICATION SERVICES – 0.8%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.7%
*8x8, Inc.	470	1,941
*AboveNet, Inc.	1,200	99,804
Alaska Communications Systems Group, Inc.	2,264	5,796
Atlantic Tele-Network, Inc.	400	13,624
*Cbeyond, Inc.	2,049	13,175
*Cincinnati Bell, Inc.	8,320	31,616
*Cogent Communications Group, Inc.	2,453	45,945
Consolidated Communications Holdings, Inc.	789	15,267
*,12Fairpoint Communications, Inc.	30	139
*General Communication, Inc.	1,642	12,479
*Globalstar, Inc.	1,770	938
HickoryTech Corp.	790	7,845
IDT Corp.	1,200	10,104
*,12Iridium Communications, Inc.	1,240	10,900
Lumos Networks Corp.	637	5,758
*Neutral Tandem, Inc.	1,350	15,687
*Premiere Global Services, Inc.	1,350	12,083
SureWest Communications	350	7,903

Description	Number of Shares	Value
*,12Towerstream Corp.	310	$1,423
*Vonage Holdings Corp.	5,710	11,648
		$324,075

WIRELESS TELECOMMUNICATION SER – 0.1%
*Leap Wireless International, Inc.	1,620	9,088
NTELOS Holdings Corp.	637	12,880

Shenandoah Telecommunications Co.	786	8,764
USA Mobility, Inc.	358	4,625
		$35,357
TOTAL TELECOMMUNICATION SERVICES		$359,432

UTILITIES – 2.4%

ELECTRIC UTILITIES – 1.1%
ALLETE, Inc.	936	38,573
Central Vermont Public Service Corp.	414	14,594
Cleco Corp.	2,215	90,372
El Paso Electric Co.	1,690	51,782
Empire District Electric Co.	1,806	37,059
IDACORP, Inc.	1,712	69,747
MGE Energy, Inc.	429	19,622
Otter Tail Corp.	640	14,054
Pnm Resources, Inc.	2,457	46,093
Portland General Electric Co.	2,607	67,339
UIL Holdings Corp.	1,196	41,107
Unisource Energy Corp.	1,035	37,674
		$528,016

GAS UTILITIES – 0.7%
Chesapeake Utilities Corp.	340	14,287
Laclede Group, Inc.	808	31,819
New Jersey Resources Corp.	1,237	53,488
Northwest Natural Gas Co.	208	9,506
Piedmont Natural Gas Co., Inc.	2,184	66,568
South Jersey Industries, Inc.	1,151	56,687
Southwest Gas Corp.	1,738	73,031
Wgl Holdings, Inc.	1,290	51,742
		$357,128

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
[12]Atlantic Power Corp.	3,130	44,696
*Dynegy, Inc.	6,030	2,472
Genie Energy Ltd.	1,200	9,984
Ormat Technologies, Inc.	820	16,211
		$73,363

(Wilmington Small-Cap Strategy Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	73

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MULTI-UTILITIES – 0.4%
Avista Corp.	1,578	$41,722
Black Hills Corp.	1,428	47,138
CH Energy Group, Inc.	665	43,637
Northwestern Corp.	1,309	46,496
		$178,993

WATER UTILITIES – 0.1%
American States Water Co.	147	5,357
Artesian Resources Corp.	40	764

*,12Cadiz, Inc.	936	7,890
Connecticut Water Service, Inc.	63	1,748
Consolidated Water Co. Ltd.	907	6,503
Middlesex Water Co.	241	4,473
SJW Corp.	378	9,110
York Water Co.	230	4,018
		$39,863
TOTAL UTILITIES		$1,177,363
TOTAL COMMON STOCKS (COST $30,472,929)		$48,976,093

MUTUAL FUND – 0.1%

EQUITY FUNDS – 0.1%
iShares Russell 2000 Index Fund	300	24,429
TOTAL MUTUAL FUND (COST $23,514)		$24,429

RIGHT – 0.0%**
*Clinical Data, Inc.	845	—
TOTAL RIGHT (COST $ –)		$—

WARRANTS – 0.0%**
Magnum Hunter	1,145	—
*Vector Group	3,960	—
TOTAL WARRANTS (COST $ –)		$—
TOTAL INVESTMENTS IN SECURITIES – 100.1% (COST $30,496,443)		$49,000,522

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 8.9%

REPURCHASE AGREEMENTS – 8.9%
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $1,036,036, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $1,056,752.	$1,036,031	$1,036,031
Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $218,112, collateralized by U.S. Treasury Securities 0.25% to 4.00%, maturing 09/30/13 to 04/30/19; total market value of $222,473.	218,111	218,111
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $1,036,036, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $1,056,756.	1,036,031	1,036,031
RBC Capital Markets LLC, 0.20%, dated 04/30/12, due 05/01/12, repurchase price $1,036,037, collateralized by U.S. Government Securities 0.00% to 5.00%, maturing 07/30/12 to 03/01/42; total market value of $1,056,752.	1,036,031	1,036,031

RBS Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $1,036,036, collateralized by U.S. Government Securities 0.00% to 8.88%, maturing 06/15/12 to 07/15/32; total market value of $1,056,760.	1,036,031	1,036,031
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,362,235)		$4,362,235
TOTAL INVESTMENTS – 109.0% (COST $34,858,678)		$53,362,757
COLLATERAL FOR SECURITIES ON LOAN – (8.9%)		(4,362,235)
OTHER LIABILITIES LESS ASSETS – (0.1%)		(26,239)
TOTAL NET ASSETS – 100.0%		$48,974,283

(Wilmington Small-Cap Strategy Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

74	PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $36,209,589. The net unrealized appreciation/(depreciation) of investments was $17,153,168. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $19,773,356 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,620,188.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1		Level 2	Level 3	Total

Investments in Securities
Common Stocks	$48,976,093		$—	$—	$48,976,093
Mutual Fund	24,429		—	—	24,429
Right	—	[a]	—	—	—
Warrants	—	[a]	—	—	—
Repurchase Agreements	—		4,362,235	—	4,362,235

Total	$49,000,522		$4,362,235	$—	$53,362,757

(a)	Represents less than $1.

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

75

NOTES TO PORTFOLIOS OF INVESTMENTS

(8)	7-Day net yield.

(9)	Affiliated company. See Note 4 in Notes to Financial Statements.

(12)	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

LP – Limited Partnership

ANNUAL REPORT  /  April 30, 2012

76	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2012	Wilmington Large Cap Growth Fund		Wilmington Large-Cap Strategy Fund		Wilmington Large Cap Value Fund		Wilmington Mid Cap Growth Fund		Wilmington Small Cap Growth Fund
ASSETS:
Investments, at identified cost	$76,686,662		$282,020,649		$125,651,050		$238,611,803		$161,064,180

Investments in securities, at value (Including securities on loan) (Note 2)	$97,539,268		$377,843,413	(a)	$142,666,148	(a)	$307,903,070	(a)	$174,318,855	(a)
Cash	2,138,024		125,529		—		—		—
Income receivable	54,965		334,870		86,727		98,910		21,782
Receivable for shares sold	65,345		14,640		73,296		403,026		69,974
Receivable for investments sold	2,083,847		—		1,658,182		747,733		1,131,253
Other assets	2,132		14,230		2,458		4,874		1,674

TOTAL ASSETS	101,883,581		378,332,682		144,486,811		309,157,613		175,543,538

LIABILITIES:
Payable for investments purchased	2,625,635		—		957,133		1,235,670		1,167,521
Collateral for securities on loan	1,763,138		3,167,872		1,640,497		14,043,738		10,436,413
Payable for shares redeemed	137,185		93,558		122,313		158,227		94,812
Payable for Trustees’ fees	1,524		1,096		1,575		1,290		785
Payable for distribution services fee	8,954		9		5,295		26,850		14,453
Payable for shareholder services fee	16,494		70		32,602		55,936		33,775
Other accrued expenses	87,677		142,237		134,300		109,659		121,160

TOTAL LIABILITIES	4,640,607		3,404,842		2,893,715		15,631,370		11,868,919

NET ASSETS	$97,242,974		$374,927,840		$141,593,096		$293,526,243		$163,674,619

NET ASSETS CONSIST OF:
Paid-in capital	$88,628,933		$337,504,604		$144,896,907		$236,671,298		$180,302,422
Undistributed (distributions in excess of) net investment income	84,980		490,455		—		(405,325)		—
Accumulated net realized gain (loss) on investments	(12,323,545)		(58,889,983)		(20,318,909)		(12,030,997)		(29,882,478)
Net unrealized appreciation (depreciation) of investments	20,852,606		95,822,764		17,015,098		69,291,267		13,254,675

TOTAL NET ASSETS	$97,242,974		$374,927,840		$141,593,096		$293,526,243		$163,674,619

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
A Shares
Net Assets	$18,737,802		$25,102		$6,037,595		$60,666,465		$38,439,458

Shares outstanding (unlimited shares authorized)	2,089,986		1,955		569,044		3,988,713		2,312,994

Net Asset Value per share	$8.97		$12.84		$10.61		$15.21		$16.62

Offering price per share *	$9.49	**	$13.59	**	$11.23	**	$16.10	**	$17.59	**

C Shares
Net Assets	$—		$—		$—		$—		$271,098

Shares outstanding (unlimited shares authorized)	—		—		—		—		16,920

Net Asset Value per share	$—		$—		$—		$—		$16.02

I Shares
Net Assets	$78,505,172		$374,902,738		$135,555,501		$232,859,778		$124,964,063

Shares outstanding (unlimited shares authorized)	8,704,530		29,202,645		12,724,729		14,933,402		7,280,213

Net Asset Value per share	$9.02		$12.84		$10.65		$15.59		$17.16

(a)	Includes $190,657, $1,988,206, $3,796,553 and $94,563 of investments in affiliated issuers, respectively.
*	See “What do Shares Cost?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

(Statements of Assets and Liabilities continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	77

April 30, 2012	Wilmington Small-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$34,858,678

Investments in securities, at value (Including securities on loan)	$53,362,757
Cash	33,241
Income receivable	31,606
Receivable for shares sold	593
Receivable for investments sold	115,099
Other assets	7,165

TOTAL ASSETS	53,550,461

LIABILITIES:
Collateral for securities on loan	4,362,235
Payable for shares redeemed	88,095
Payable for shareholder services fee	29
Other accrued expenses	125,819

TOTAL LIABILITIES	4,576,178

NET ASSETS	$48,974,283

NET ASSETS CONSIST OF:
Paid-in capital	$50,440,797
Undistributed (distributions in excess of) net investment income	21,273
Accumulated net realized gain (loss) on investments	(19,991,866)
Net unrealized appreciation (depreciation) of investments	18,504,079

TOTAL NET ASSETS	$48,974,283

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
I Shares
Net Assets	$48,974,283

Shares outstanding (unlimited shares authorized)	4,625,986

Net Asset Value per share	$10.59

ANNUAL REPORT  /  April 30, 2012

78	STATEMENTS OF OPERATIONS

			Wilmington Large-Cap Strategy Fund
Year Ended April 30, 2012	Wilmington Large Cap Growth Fund		Ten Months Ended April 30, 2012(c)		Year Ended June 30, 2011	Wilmington Large Cap Value Fund		Wilmington Mid Cap Growth Fund
INVESTMENT INCOME:
Dividends	$1,411,121	(a)(b)	$6,322,954	(a)(b)	$7,406,288 (b)	$2,875,546	(a)(b)	$1,623,626	(a)(b)
Interest	3,074		1,275		31,150	13,334		6,883
Security lending	29,916		72,705		84,291	13,850		184,688

TOTAL INVESTMENT INCOME	1,444,111		6,396,934		7,521,729	2,902,730		1,815,197

EXPENSES:
Investment advisory fee	1,002,693		1,639,768		1,910,094	1,096,324		2,027,538
Administrative personnel and services fee	32,843		63,983		61,560	43,527		65,832
Portfolio accounting, administration and custodian fees	50,043		257,690		310,846	61,236		91,788
Transfer and dividend disbursing agent fees and expenses	156,484		126,497		125,202	114,314		209,795
Trustees’ fees	20,199		28,750		34,750	20,199		20,198
Professional fees	34,956		67,734		78,276	36,291		61,300
Distribution services fee—A Shares	47,921		49		51	15,270		146,212
Shareholder services fee—A Shares	47,921		9		—	15,270		146,212
Shareholder services fee—I Shares	246,988		129,137		—	376,274		450,123
Share registration costs	26,224		26,417		29,255	17,442		29,329
Printing and postage	16,318		34,440		26,770	21,946		26,698
Compliance services	—		8,402		12,210	—		—
Miscellaneous	24,387		45,920		39,675	28,985		31,543

TOTAL EXPENSES	1,706,977		2,428,796		2,628,689	1,847,078		3,306,568

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(147,586)		(1,472,098)		(1,673,590)	(5,635)		(278,820)
Waiver of shareholder services fee—A Shares	(19,364)		(9)		—	(7,223)		(123,564)
Waiver of shareholder services fee—I Shares	(234,628)		(129,137)		—	(237,490)		(260,689)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(17,083)		—		—	(11,174)		(19,130)

TOTAL WAIVERS AND REIMBURSEMENTS	(418,661)		(1,601,244)		(1,673,590)	(261,522)		(682,203)

Net expenses	1,288,316		827,552		955,099	1,585,556		2,624,365

Net investment income (loss)	155,795		5,569,382		6,566,630	1,317,174		(809,168)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	13,226,789		8,077,638		2,692,000	4,135,082		25,609,997
Net realized gain (loss) on foreign currencies transactions	—		—		—	(35)		—
Net change in unrealized appreciation (depreciation) of investments	(22,434,916)		13,862,545		78,156,513	(19,012,573)		(27,883,636)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9,208,127)		21,940,183		80,848,513	(14,877,526)		(2,273,639)

Change in net assets resulting from operations	$(9,052,332)		$27,509,565		$87,415,143	$(13,560,352)		$(3,082,807)

(a)	Includes $367, $2,961, $912 and $1,577 received from affiliated issuers, respectively.
(b)	Net foreign taxes withheld of $987, $759, $2,268, $79,717 and $4,447, respectively.
(c)	Year end changed from June 30 to April 30.

(Statements of Operations continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	79

			Wilmington Small-Cap Strategy Fund
Year Ended April 30, 2012	Wilmington Small Cap Growth Fund		Ten Months Ended April 30, 2012(c)	Year Ended June 30, 2011
INVESTMENT INCOME:
Dividends	$1,060,443	(a)(b)	$718,796 (b)	$1,437,612 (b)
Interest	563		38	7,345
Security lending	460,039		159,126	199,896

TOTAL INVESTMENT INCOME	1,521,045		877,960	1,644,853

EXPENSES:
Investment advisory fee	1,426,651		340,835	634,271
Administrative personnel and services fee	46,552		10,563	18,588
Portfolio accounting, administration and custodian fees	88,415		129,376	180,902
Transfer and dividend disbursing agent fees and expenses	208,689		58,522	78,348
Trustees’ fees	20,199		19,083	34,750
Professional fees	38,323		50,944	63,304
Distribution services fee—A Shares	98,047		—	—
Distribution services fee—C Shares	2,104		—	—
Shareholder services fee—A Shares	98,047		—	—
Shareholder services fee—C Shares	701		—	—
Shareholder services fee—I Shares	320,855		17,085	—
Share registration costs	31,068		25,264	37,908
Printing and postage	25,633		33,773	24,579
Compliance services	—		8,429	11,585
Miscellaneous	29,766		22,730	18,550

TOTAL EXPENSES	2,435,050		716,604	1,102,785

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(30,192)		(545,039)	(814,480)
Waiver of distribution services fee—C Shares	(1,150)		—	—
Waiver of shareholder services fee—A Shares	(67,453)		—	—
Waiver of shareholder services fee—C Shares	(618)		—	—
Waiver of shareholder services fee—I Shares	(193,434)		(17,085)	—
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(21,179)		—	—

TOTAL WAIVERS AND REIMBURSEMENTS	(314,026)		(562,124)	(814,480)

Net expenses	2,121,024		154,480	288,305

Net investment income (loss)	(599,979)		723,480	1,356,548

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	9,032,648		(1,998,866)	5,092,724
Net realized gain on foreign currencies transactions	172		—	—
Net change in unrealized appreciation (depreciation) of investments	(25,481,130)		(11,912,058)	27,454,374

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(16,448,310)		(13,910,924)	32,547,098

Change in net assets resulting from operations	$(17,048,289)		$(13,187,444)	$33,903,646

(a)	Includes $548 received from affiliated issuers.
(b)	Net foreign taxes withheld of $3,110, $680 and $182, respectively.
(c)	Year end changed from June 30 to April 30.

ANNUAL REPORT  /  April 30, 2012

80	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Large Cap Growth Fund		Wilmington Large-Cap Strategy Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011	Year Ended June 30, 2010
OPERATIONS:
Net investment income (loss)	$155,795	$233,586	$5,569,382	$6,566,630	$1,425,025
Net realized gain (loss) on investments	13,226,789	11,314,715	8,077,638	2,692,000	23,010,247
Net change in unrealized appreciation (depreciation) of investments	(22,434,916)	10,711,107	13,862,545	78,156,513	(7,987,384)

Change in net assets resulting from operations	(9,052,332)	22,259,408	27,509,565	87,415,143	16,447,888

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	—	(13,982)	(267)	(286)	(85)
I Shares	(70,815)	(221,160)	(5,372,840)	(6,299,693)	(1,560,040)
Distributions from net realized gain on investments
A Shares	(308,531)	—	—	—	—
I Shares	(1,546,450)	—	—	—	—

Change in net assets resulting from distributions to shareholders	(1,925,796)	(235,142)	(5,373,107)	(6,299,979)	(1,560,125)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	266,102	6,576,699	—	24,341	—
B Shares	—	500	—	—	—
I Shares	19,200,047	23,766,712	65,074,652	315,538,826	48,599,841
Distributions reinvested
A Shares	300,789	13,683	267	236	85
I Shares	1,407,752	124,444	1,858,419	2,303,175	964,330
Cost of shares redeemed
A Shares	(3,122,802)	(3,264,112)	(4,333)	(2,088)	(32,511)
B Shares	—	(6,534,972)	—	—	—
I Shares	(55,868,242)	(40,789,784)	(143,632,690)	(87,589,025)	(78,037,546)

Change in net assets resulting from share transactions	(37,816,354)	(20,106,830)	(76,703,685)	230,275,465	(28,505,801)

Change in net assets	(48,794,482)	1,917,436	(54,567,227)	311,390,629	(13,618,038)
NET ASSETS:
Beginning of period	146,037,456	144,120,020	429,495,067	118,104,438	131,722,476

End of period	$97,242,974	$146,037,456	$374,927,840	$429,495,067	$118,104,438

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$84,980	$—	$490,455	$305,380	$38,705

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	30,904	215,355	—	2,320	—
B Shares	—	75	—	—	—
I Shares	2,296,957	2,861,704	5,878,354	30,273,313	4,910,967
Distributions reinvested
A Shares	37,505	1,593	23	20	8
I Shares	174,874	14,470	161,249	203,829	95,120
Shares redeemed
A Shares	(368,225)	(397,777)	(408)	(213)	(3,311)
B Shares	—	(230,389)	—	—	—
I Shares	(6,653,843)	(5,022,075)	(12,239,104)	(7,651,566)	(7,727,637)

Net change resulting from share transactions	(4,481,828)	(2,557,044)	(6,199,886)	22,827,703	(2,724,853)

(a)	Year end changed from June 30 to April 30.

(Statements of Changes in Net Assets continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	81

	Wilmington Large Cap Value Fund		Wilmington Mid Cap Growth Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011
OPERATIONS:
Net investment income (loss)	$1,317,174	$750,854	$(809,168)	$(1,150,181)
Net realized gain (loss) on investments	4,135,047	(59,270)	25,609,997	12,536,371
Net change in unrealized appreciation (depreciation) of investments	(19,012,573)	25,862,574	(27,883,636)	47,678,280

Change in net assets resulting from operations	(13,560,352)	26,554,158	(3,082,807)	59,064,470

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(36,426)	(17,842)	—	—
I Shares	(1,319,431)	(747,636)	—	—
Distributions from net realized gain on investments
A Shares	—	—	(2,661,286)	—
I Shares	—	—	(7,928,225)	—

Change in net assets resulting from distributions to shareholders	(1,355,857)	(765,478)	(10,589,511)	—

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	282,370	1,203,185	8,152,799	21,393,078
B Shares	—	—	—	6,446
I Shares	42,352,416	29,753,802	89,824,533	29,097,557
Distributions reinvested
A Shares	35,523	17,487	2,500,128	—
I Shares	842,966	424,331	7,366,210	—
Cost of shares redeemed
A Shares	(1,015,899)	(1,240,426)	(9,489,591)	(7,811,052)
B Shares	—	(1,158,768)	—	(6,225,606)
I Shares	(68,742,638)	(35,939,918)	(41,530,266)	(31,290,228)

Change in net assets resulting from share transactions	(26,245,262)	(6,940,307)	56,823,813	5,170,195

Change in net assets	(41,161,471)	18,848,373	43,151,495	64,234,665
NET ASSETS:
Beginning of year	182,754,567	163,906,194	250,374,748	186,140,083

End of year	$141,593,096	$182,754,567	$293,526,243	$250,374,748

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$(405,325)	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	27,134	90,802	552,347	1,166,263
B Shares	—	—	—	579
I Shares	4,216,455	2,926,450	5,962,713	2,066,931
Distributions reinvested
A Shares	3,484	1,831	181,037	—
I Shares	82,892	43,773	520,580	—
Shares redeemed
A Shares	(99,446)	(125,283)	(641,122)	(572,968)
B Shares	—	(88,360)	—	(183,016)
I Shares	(6,814,920)	(3,559,450)	(2,847,066)	(2,270,245)

Net change resulting from share transactions	(2,584,401)	(710,237)	3,728,489	207,544

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2012

82	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Small Cap Growth Fund		Wilmington Small-Cap Strategy Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Ten Months Ended April 30, 2012(a)	Year Ended June 30, 2011	Year Ended June 30, 2010
OPERATIONS:
Net investment income (loss)	$(599,979)	$(1,445,284)	$723,480	$1,356,548	$840,508
Net realized gain (loss) on investments	9,032,820	34,213,430	(1,998,866)	5,092,724	8,094,073
Net change in unrealized appreciation (depreciation) of investments	(25,481,130)	8,700,840	(11,912,058)	27,454,374	(971,330)

Change in net assets resulting from operations	(17,048,289)	41,468,986	(13,187,444)	33,903,646	7,963,251

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	—	—	—	—	(21)
I Shares	—	—	(884,546)	(1,230,775)	(789,122)

Change in net assets resulting from distributions to shareholders	—	—	(884,546)	(1,230,775)	(789,143)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	1,063,682	3,990,977	—	—	—
B Shares	—	24,356	—	—	—
C Shares	—	13,000	—	—	—
I Shares	21,997,629	20,168,821	7,510,526	54,102,863	76,189,843
Distributions reinvested
A Shares	—	—	—	—	21
I Shares	—	—	186,726	237,390	282,775
Cost of shares redeemed
A Shares	(6,178,700)	(6,568,603)	—	—	(15,779)
B Shares	—	(2,640,289)	—	—	—
C Shares	(51,523)	(48,517)	—	—	—
I Shares	(32,909,077)	(33,663,914)	(72,618,596)	(58,102,865)	(47,525,051)

Change in net assets resulting from share transactions	(16,077,989)	(18,724,169)	(64,921,344)	(3,762,612)	28,931,809

Change in net assets	(33,126,278)	22,744,817	(78,993,334)	28,910,259	36,105,917
NET ASSETS:
Beginning of year	196,800,897	174,056,080	127,967,617	99,057,358	62,951,441

End of year	$163,674,619	$196,800,897	$48,974,283	$127,967,617	$99,057,358

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$21,273	$205,306	$87,570

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	67,626	217,604	—	—	—
B Shares	—	1,637	—	—	—
C Shares	—	767	—	—	—
I Shares	1,378,910	1,331,899	787,693	5,901,118	8,841,740
Distributions reinvested
A Shares	—	—	—	—	2
I Shares	—	—	19,935	24,537	34,953
Shares redeemed
A Shares	(385,128)	(438,135)	—	—	(2,010)
B Shares	—	(148,718)	—	—	—
C Shares	(3,393)	(3,741)	—	—	—
I Shares	(2,017,597)	(2,177,036)	(8,141,855)	(6,505,328)	(5,916,246)

Net change resulting from share transactions	(959,582)	(1,215,723)	(7,334,227)	(579,673)	2,958,439

(a)	Year end changed from June 30 to April 30.

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS	83

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE CAP GROWTH FUND

A SHARES(e)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$ 9.54	$ 8.09	$5.80		$ 8.75	$ 9.29
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.02)	(0.05)	0.00	(d)	(0.01)	0.00	(d)
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)	1.51	2.29		(2.93)	(0.27)

Total Income (Loss) From Operations	(0.43)	1.46	2.29		(2.94)	(0.27)

Less Distributions From:
Net Investment Income	—	(0.01)	(0.00	)(d)	(0.01)	(0.02)
Net Realized Gains	(0.14)	—	—		—	(0.25)
Return of Capital	—	—	—		—	(0.00	)(d)

Total Distributions	(0.14)	(0.01)	—		(0.01)	(0.27)

Net Asset Value, End of Period	$ 8.97	$ 9.54	$ 8.09		$ 5.80	$ 8.75

Total Return(a)	(4.36)%	18.00%	39.52%		(33.56)%	(3.09)%
Net Assets, End of Period (000’s)	$18,738	$22,790	$20,790		$15,714	$1,858
Ratios to Average Net Assets
Gross Expense	1.66%	1.66%	1.64%		1.53%	1.63%
Net Expenses(b)	1.42%	1.42%	1.29%		1.23%	1.31%
Net Investment Income (Loss)	(0.20)%	(0.58)%	(0.06)%		(0.16)%	0.05%
Portfolio Turnover Rate	83%	61%	83%		138%	76%

I SHARES(f)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$ 9.56	$ 8.09	$ 5.80		$ 8.75	$ 9.28
Income (Loss) From Operations:
Net Investment Income(c)	0.02	0.02	0.01		0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)	1.47	2.29		(2.95)	(0.27)

Total Income (Loss) From Operations	(0.39)	1.49	2.30		(2.93)	(0.26)

Less Distributions From:
Net Investment Income	(0.01)	(0.02)	(0.01)		(0.02)	(0.02)
Net Realized Gains	(0.14)	—	—		—	(0.25)
Return of Capital	—	—	—		—	(0.00	)(d)

Total Distributions	(0.15)	(0.02)	(0.01)		(0.02)	(0.27)

Net Asset Value, End of Period	$ 9.02	$ 9.56	$ 8.09		$ 5.80	$ 8.75

Total Return(a)	(3.96)%	18.40%	39.72%		(33.47)%	(2.97)%
Net Assets, End of Period (000’s)	$78,505	$123,247	$121,608		$92,658	$69,988
Ratios to Average Net Assets
Gross Expense	1.41%	1.41%	1.39%		1.36%	1.38%
Net Expenses(b)	1.03%	1.03%	1.10%		1.13%	1.17%
Net Investment Income	0.20%	0.25%	0.14%		0.30%	0.16%
Portfolio Turnover Rate	83%	61%	83%		138%	76%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	Formerly Class A Shares.
(f)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

84	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout the period:

WILMINGTON LARGE-CAP STRATEGY FUND†

A SHARES(e)	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2007
Net Asset Value, Beginning of Period	$ 12.13		$ 9.45	$ 8.61	$ 12.28	$ 14.41	$12.33
Income (Loss) From Operations:
Net Investment Income(c)	0.14		0.16	0.07	0.10	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.71		2.64	0.85	(3.68)	(1.56)	2.18

Total Income (Loss) From Operations	0.85		2.80	0.92	(3.58)	(1.51)	2.24

Less Distributions From:
Net Investment Income	(0.14)		(0.12)	(0.08)	(0.09)	(0.07)	(0.06)
Net Realized gains	—		—	—	—	(0.55)	(0.10)

Total Distributions	(0.14)		(0.12)	(0.08)	(0.09)	(0.62)	(0.16)

Net Asset Value, End of Period	$ 12.84		$12.13	$ 9.45	$ 8.61	$ 12.28	$14.41

Total Return(a)	7.12%		30.00%	10.36%	(29.11)%	(10.98)%	18.26%
Net Assets, End of Period (000's)	$25		$28	$2	$30	$41	$12
Ratios to Average Net Assets
Gross Expense	0.99	%(d)	0.92%	1.32%	1.43%	1.30%	1.18%
Net Expenses(b)	0.50	%(d)	0.50%	1.18%	1.25%	1.18%	1.11%
Net Investment Income	1.43	%(d)	1.40%	0.70%	1.10%	0.39%	0.47%
Portfolio Turnover Rate	19%		39%	160%	224%	127%	96%

I SHARES(f)	For the period July 1, 2011 through April 30, 2012*		Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2007
Net Asset Value, Beginning of Period	$ 12.13		$ 9.39	$ 8.61	$ 12.28	$ 14.40	$12.33
Income (Loss) From Operations:
Net Investment Income(c)	0.16		0.20	0.10	0.12	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.71		2.72	0.79	(3.68)	(1.57)	2.16

Total Income (Loss) From Operations	0.87		2.92	0.89	(3.56)	(1.48)	2.26

Less Distributions From:
Net Investment Income	(0.16)		(0.18)	(0.11)	(0.11)	(0.09)	(0.09)
Net Realized gains	—		—	—	—	(0.55)	(0.10)

Total Distributions	(0.16)		(0.18)	(0.11)	(0.11)	(0.64)	(0.19)

Net Asset Value, End of Period	$ 12.84		$12.13	$ 9.39	$ 8.61	$ 12.28	$14.40

Total Return(a)	7.32%		31.24%	10.28%	(28.94)%	(10.75)%	18.45%
Net Assets, End of Period (000's)	$374,903		$429,467	$118,102	$131,692	$242,391	$252,756
Ratios to Average Net Assets
Gross Expense	0.74	%(d)	0.69%	1.01%	1.18%	1.00%	0.93%
Net Expenses(b)	0.25	%(d)	0.25%	0.93%	1.00%	0.93%	0.86%
Net Investment Income	1.70	%(d)	1.72%	0.99%	1.27%	0.67%	0.72%
Portfolio Turnover Rate	19%		39%	160%	224%	127%	96%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized for periods less than one year.
(e)	Formerly Class A Shares.
(f)	Formerly Institutional Shares.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Large-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Prior to March 9, 2012, the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	85

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE CAP VALUE FUND

A SHARES(e)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$11.47	$ 9.85	$ 7.03		$11.32	$13.41
Income (Loss) From Operations:
Net Investment Income(c)	0.06	0.01	0.04		0.19	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.86)	1.64	2.83		(4.30)	(1.35)

Total Income (Loss) From Operations	(0.80)	1.65	2.87		(4.11)	(1.23)

Less Distributions From:
Net Investment Income	(0.06)	(0.03)	(0.05)		(0.15)	(0.12)
Return of Capital	—	—	(0.00	)(d)	—	—
Net Realized Gains	—	—	—		(0.03)	(0.74)

Total Distributions	(0.06)	(0.03)	(0.05)		(0.18)	(0.86)

Net Asset Value, End of Period	$10.61	$11.47	$ 9.85		$ 7.03	$11.32

Total Return(a)	(6.94)%	16.79%	41.02%		(36.53)%	(9.56)%
Net Assets, End of Period (000’s)	$6,038	$7,315	$6,606		$5,027	$40,021
Ratios to Average Net Assets
Gross Expense	1.42%	1.43%	1.42%		1.34%	1.31%
Net Expenses(b)	1.29%	1.31%	1.15%		0.53%	1.03%
Net Investment Income	0.56%	0.09%	0.41%		2.30%	0.93%
Portfolio Turnover Rate	37%	26%	29%		34%	17%

I SHARES(f)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$11.51	$ 9.88	$ 7.05		$11.34	$13.41
Income (Loss) From Operations:
Net Investment Income(c)	0.09	0.05	0.05		0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.86)	1.63	2.84		(4.26)	(1.34)

Total Income (Loss) From Operations	(0.77)	1.68	2.89		(4.13)	(1.21)

Less Distributions From:
Net Investment Income	(0.09)	(0.05)	(0.06)		(0.13)	(0.12)
Return of Capital	—	—	(0.00	)(d)	—	—
Net Realized Gains	—	—	—		(0.03)	(0.74)

Total Distributions	(0.09)	(0.05)	(0.06)		(0.16)	(0.86)

Net Asset Value, End of Period	$10.65	$11.51	$ 9.88		$ 7.05	$11.34

Total Return(a)	(6.65)%	17.08%	41.23%		(36.62)%	(9.42)%
Net Assets, End of Period (000’s)	$135,556	$175,440	$156,442		$117,108	$121,163
Ratios to Average Net Assets
Gross Expense	1.17%	1.18%	1.17%		1.13%	1.13%
Net Expenses(b)	1.00%	1.02%	0.99%		0.96%	0.97%
Net Investment Income	0.85%	0.48%	0.57%		1.55%	0.99%
Portfolio Turnover Rate	37%	26%	29%		34%	17%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	Formerly Class A Shares.
(f)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

86	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MID CAP GROWTH FUND

A SHARES(e)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$16.21	$12.24	$ 8.37		$ 13.43	$15.05
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.07)	(0.11)	(0.05)		(0.01)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	4.08	3.93		(4.74)	0.74

Total Income (Loss) From Operations	(0.32)	3.97	3.88		(4.75)	0.65

Less Distributions From:
Net Investment Income	—	—	(0.01)		—	—
Return of Capital	—	—	(0.00	)(d)	—	—
Net Realized Gains	(0.68)	—	—		(0.31)	(2.27)

Total Distributions	(0.68)	—	(0.01)		(0.31)	(2.27)

Net Asset Value, End of Period	$15.21	$16.21	$12.24		$ 8.37	$13.43

Total Return(a)	(1.55)%	32.43%	46.30%		(34.75)%	4.48%
Net Assets, End of Period (000’s)	$60,666	$63,168	$40,438		$19,638	$6,314
Ratios to Average Net Assets
Gross Expense	1.57%	1.62%	1.62%		1.59%	1.66%
Net Expenses(b)	1.24%	1.24%	1.13%		1.08%	1.25%
Net Investment Income (Loss)	(0.47)%	(0.85)%	(0.51)%		(0.10)%	(0.60)%
Portfolio Turnover Rate	44%	34%	56%		90%	58%

I SHARES(f)	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$16.57	$12.49	$ 8.54		$ 13.66	$15.25
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.04)	(0.07)	(0.04)		0.02	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	4.15	4.00		(4.83)	0.75

Total Income (Loss) From Operations	(0.30)	4.08	3.96		(4.81)	0.68

Less Distributions From:
Net Investment Income	—	—	(0.01)		—	—
Return of Capital	—	—	(0.00	)(d)	—	—
Net Realized Gains	(0.68)	—	—		(0.31)	(2.27)

Total Distributions	(0.68)	—	(0.01)		(0.31)	(2.27)

Net Asset Value, End of Period	$15.59	$16.57	$12.49		$ 8.54	$13.66

Total Return(a)	(1.40)%	32.67%	46.37%		(34.60)%	4.63%
Net Assets, End of Period (000’s)	$232,860	$187,207	$143,594		$95,447	$68,897
Ratios to Average Net Assets
Gross Expense	1.33%	1.37%	1.36%		1.39%	1.41%
Net Expenses(b)	1.06%	1.06%	0.96%		0.94%	1.11%
Net Investment Income (Loss)	(0.30)%	(0.54)%	(0.33)%		0.18%	(0.49)%
Portfolio Turnover Rate	44%	34%	56%		90%	58%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	Formerly Class A Shares.
(f)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	87

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SMALL CAP GROWTH FUND

A SHARES(d)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.20	$14.48	$ 9.99	$ 15.53	$19.40
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.08)	(0.21)	(0.12)	(0.06)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	(1.50)	3.93	4.61	(5.48)	(0.65)

Total Income (Loss) From Operations	(1.58)	3.72	4.49	(5.54)	(0.82)

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	—	(3.05)

Total Distributions	—	—	—	—	(3.05)

Net Asset Value, End of Period	$16.62	$18.20	$14.48	$ 9.99	$15.53

Total Return(a)	(8.68)%	25.69%	44.94%	(35.67)%	(5.26)%
Net Assets, End of Period (000’s)	$38,439	$47,884	$41,276	$29,935	$47,294
Ratios to Average Net Assets
Gross Expense	1.64%	1.67%	1.70%	1.66%	1.62%
Net Expenses(b)	1.44%	1.45%	1.30%	1.26%	1.31%
Net Investment Income (Loss)	(0.54)%	(1.43)%	(0.98)%	(0.49)%	(0.93)%
Portfolio Turnover Rate	561%	393%	635%	865%	600%

C SHARES(e)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.56	$13.97	$ 9.61	$ 14.93	$18.75
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.09)	(0.15)	(0.09)	(0.05)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	(1.45)	3.74	4.45	(5.27)	(0.63)

Total Income (Loss) From Operations	(1.54)	3.59	4.36	(5.32)	(0.78)

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	—	(3.04)

Total Distributions	—	—	—	—	(3.04)

Net Asset Value, End of Period	$16.02	$17.56	$13.97	$ 9.61	$14.93

Total Return(a)	(8.77)%	25.79%	45.27%	(35.63)%	(5.23)%
Net Assets, End of Period (000’s)	$271	$357	$325	$210	$299
Ratios to Average Net Assets
Gross Expense	2.14%	2.17%	2.20%	2.62%	1.47%
Net Expenses(b)	1.48%	1.48%	1.09%	1.22%	1.28%
Net Investment Income (Loss)	(0.59)%	(1.05)%	(0.75)%	(0.42)%	(0.89)%
Portfolio Turnover Rate	561%	393%	635%	865%	600%

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

88	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SMALL CAP GROWTH FUND – (continued)

I SHARES(f)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.76	$14.89	$10.26	$15.94	$19.83
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.05)	(0.12)	(0.10)	(0.05)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	(1.55)	3.99	4.73	(5.63)	(0.67)

Total Income (Loss) From Operations	(1.60)	3.87	4.63	(5.68)	(0.82)

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	—	(3.07)

Total Distributions	—	—	—	—	(3.07)

Net Asset Value, End of Period	$17.16	$18.76	$14.89	$10.26	$15.94

Total Return(a)	(8.53)%	25.99%	45.13%	(35.63)%	(5.16)%
Net Assets, End of Period (000’s)	$124,964	$148,560	$130,502	$93,014	$141,074
Ratios to Average Net Assets
Gross Expense	1.39%	1.42%	1.45%	1.43%	1.38%
Net Expenses(b)	1.21%	1.24%	1.17%	1.18%	1.19%
Net Investment Income (Loss)	(0.30)%	(0.81)%	(0.84)%	(0.40)%	(0.81)%
Portfolio Turnover Rate	561%	393%	635%	865%	600%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Formerly Class A Shares.
(e)	Formerly Class C Shares.
(f)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	89

For a share outstanding throughout the period:

WILMINGTON SMALL-CAP STRATEGY FUND†

I SHARES(e)	For the period July 1, 2011 through April 30, 2012*		Year ended June 30 2011	Year ended June 30 2010	Year ended June 30 2009	Year ended June 30 2008	Year ended June 30 2007
Net Asset Value, Beginning of Period	$10.70		$ 7.90	$ 6.57	$ 9.16	$ 14.11	$14.20
Income (Loss) From Operations:
Net Investment Income(c)	0.09		0.11	0.09	0.05	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(0.10)		2.80	1.32	(2.60)	(2.25)	1.89

Total Income (Loss) From Operations	(0.01)		2.91	1.41	(2.55)	(2.27)	1.91

Less Distributions From:
Net Investment Income	(0.10)		(0.11)	(0.08)	(0.04)	—	(0.01)
Net Realized gains	—		—	—	—	(2.68)	(1.99)

Total Distributions	(0.10)		(0.11)	(0.08)	(0.04)	(2.68)	(2.00)

Net Asset Value, End of Period	$10.59		$10.70	$ 7.90	$ 6.57	$ 9.16	$14.11

Total Return(a)	0.06%		36.96%	21.47%	(27.72)%	(18.13)%	14.42%
Net Assets, End of Period (000's)	$48,974		$127,968	$99,057	$62,938	$31,834	$41,899
Ratios to Average Net Assets
Gross Expense	1.16	%(d)	0.96%	1.07%	1.61%	1.92%	1.57%
Net Expenses(b)	0.25	%(d)	0.25%	0.25%	0.75%	1.25%	1.25%
Net Investment Income	1.17	%(d)	1.18%	1.14%	0.81%	(0.15)%	0.13%
Portfolio Turnover Rate	10%		48%	84%	205%	134%	127%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized for periods of less than one year.
(e)	Formerly Institutional Shares.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Small-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Prior to March 9, 2012, the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2012

90	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2012

1.	ORGANIZATION

Wilmington Funds (the “Trust”), formerly known as MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 26 portfolios, 6 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 20 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Goal

Wilmington Large Cap Growth Fund (“Large Cap Growth Fund”) formerly MTB Large Cap Growth Fund(d)	The Fund seeks to provide long-term capital appreciation.

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund’s investment goal is to achieve long-term capital appreciation.

Wilmington Large-Cap Value Fund (“Large Cap Value Fund”) formerly MTB Large Cap Value Fund(d)	The Fund seeks to provide long-term capital appreciation and secondarily, current income.

Wilmington Mid Cap Growth Fund (“Mid Cap Growth Fund”) formerly MTB Mid Cap Growth Fund(d)	The Fund seeks to provide long-term capital appreciation.

Wilmington Small Cap Growth Fund (“Small Cap Growth Fund”) formerly MTB Small Cap Growth Fund(d)	The Fund seeks to provide long-term capital appreciation.

Wilmington Small-Cap Strategy Fund (“Small-Cap Strategy Fund”)(d)	The Fund’s investment goal is to achieve long-term capital appreciation.

(d)	Diversified

The Trust offers 7 classes of shares: A Shares, C Shares, Service Shares, Select Shares, Administrative Shares, I Shares and Institutional Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

On April 1, 2011, Class B Shares of the Funds were terminated after the conversion to Class A Shares of the same Fund.

Effective March 9, 2012, the Wilmington Large Cap Strategy Fund and the Wilmington Small Cap Strategy Fund (collectively the “WT Funds”), each a series of WT Mutual Fund, were reorganized into the Trust. For financial reporting purposes, the WT Funds’ financial and performance history prior to the reorganization has been carried forward and is reflected in the Funds’ financial statements and financial highlights. See Note 7 for additional information regarding the reorganization.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in other open-end regulated investment companies are valued at net asset value (“NAV”);

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(continued on next page)

April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	91

The Funds’ policy is to disclose significant transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2012, there were no significant transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

In May 2011, the International Accounting Standards Board and the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04, which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS, will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid as follows:

Fund	Dividends Declared	Dividends Paid
Large Cap Growth Fund	Annually	Annually
Large-Cap Strategy Fund	Quarterly	Quarterly
Large Cap Value Fund	Quarterly	Quarterly
Mid Cap Growth Fund	Annually	Annually
Small Cap Growth Fund	Annually	Annually
Small-Cap Strategy Fund	Quarterly	Quarterly

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Board of Trustee’s approved fair value procedures.

(continued on next page)

ANNUAL REPORT  /  April 30, 2012

92	NOTES TO FINANCIAL STATEMENTS

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2012, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
Large Cap Growth Fund	$1,693,773	$1,763,138
Large-Cap Strategy Fund	3,080,296	3,167,872
Large Cap Value Fund	1,582,983	1,640,497
Mid Cap Growth Fund	13,641,299	14,043,738
Small Cap Growth Fund	10,114,931	10,436,413
Small-Cap Strategy Fund	4,223,618	4,362,235

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities, and distributions recognition on income distribution payable.

As of April 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended, 2011, 2010, and 2009, remain subject to examination by the Internal Revenue Service.

For the period ended April 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Strategy Fund	$—	$(11,200)	$11,200
Large Cap Value Fund	(143,965)	38,683	105,282
Mid Cap Growth Fund	(403,843)	403,843	—
Small Cap Growth Fund	(599,807)	599,979	(172)
Small-Cap Strategy Fund	—	(22,967)	22,967

The tax character of distributions for the corresponding years or periods as reported on the Statements of Changes in Net Assets were as follows:

Fund	2012		2011
	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*
Large Cap Growth Fund	$70,815	$1,854,981	$—	$235,142
Large Cap Value Fund	1,355,857	—	—	765,478
Mid Cap Growth Fund	—	10,589,511	—	—

Fund	2012 Ordinary Income*	2011 Ordinary Income*	2010 Ordinary Income*
Large-Cap Strategy Fund	$5,373,107	$6,299,979	$1,560,125
Small-Cap Strategy Fund	884,546	1,230,775	789,143

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

(continued on next page)

April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	93

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Capital Gains	Undistributed/ Over Distributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryforwards and Deferrals
Large Cap Growth Fund	$7,366,022	$84,980	$20,190,884	$(19,027,845)
Large-Cap Strategy Fund	—	490,431	89,749,853	(52,817,048)
Large Cap Value Fund	—	—	13,591,923	(16,895,734)
Mid Cap Growth Fund	11,276,218	(405,325)	66,904,376	(20,920,324)
Small Cap Growth Fund	—	—	10,406,415	(27,034,218)
Small-Cap Strategy Fund	—	22,639	17,153,168	(18,642,321)

At April 30, 2012, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through			Short-Term Post-Effective No Expiration	Total Capital Loss Carryforwards
Fund	2016	2017	2018
Large Cap Growth Fund	$15,222,276	$3,805,569	$—	$—	$19,027,845
Large-Cap Strategy Fund	—	1,789,484	50,036,848	—	51,826,332
Large Cap Value Fund	2,666,760	12,309,017	1,646,592	—	16,622,369
Mid Cap Growth Fund	1,902,894	17,656,560	1,360,930	—	20,920,384
Small Cap Growth Fund	7,293,340	18,467,238	1,273,640	—	27,034,218
Small-Cap Strategy Fund	936,546	14,256,144	—	3,122,907	18,315,597

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As a result of the tax-free transfer of assets described in Note 7, and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2012:

Fund	Capital Loss Carryforwards Used
Large Cap Growth Fund	$3,853,415
Large-Cap Strategy Fund	10,810,147
Large Cap Value Fund	5,365,362
Mid Cap Growth Fund	4,054,445
Small Cap Growth Fund	10,325,906

The Large Cap Value Fund expired capital loss carryforwards in the amount of $75,669.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernizatiion Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occuring on the first day of the following fiscal year. Post-October losses and Post-December losses deferred to May 1, 2012 are as follows:

Fund	Ordinary Post-December/ Late Year Losses	Short-Term Post-October/ Late Year Losses	Long-Term Post-October/ Late Year Losses
Large-Cap Strategy Fund	$—	$990,716	$—
Large Cap Value Fund	—	234,814	38,551
Mid Cap Growth Fund	405,325	—	—
Small-Cap Strategy Fund	—	326,724	—

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC”) (formerly Rodney Square Management Corporation) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) (formerly MTB Investment Advisors, Inc.) provides sub-advisory services to the Funds. Prior to March 12, 2012, WTIA served as the Investment Advisor of the Funds, with the exception of the Large-Cap Strategy Fund and the Small-Cap Strategy Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid

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ANNUAL REPORT  /  April 30, 2012

94	NOTES TO FINANCIAL STATEMENTS

daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Advisory Fee Annual Rate
Large Cap Growth Fund	0.85%
Large-Cap Strategy Fund	0.50%
Large Cap Value Fund	0.25%
Mid Cap Growth Fund	0.85%
Small Cap Growth Fund	0.85%
Small-Cap Strategy Fund	0.55%

WFMC has entered into a Sub-Advisory agreement with NWQ Investment Management Company LLC (“NWQ”) to manage the Large Cap Value Fund, subject to supervision by the Advisor and the Trustees, and in accordance with the investment goal and restrictions of the Fund. For their service, NWQ receives a fee of 0.45% based upon the Fund’s average daily net assets that they manage for the Fund, which is paid by the Fund.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2013 (August 31, 2012 with regard to the Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, and Small Cap Growth Fund), so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
	A Shares	C Shares	I Shares
Large Cap Growth Fund	1.42%	N/A	1.04%
Large-Cap Strategy Fund	0.50%	N/A	0.25%
Large Cap Value Fund	1.32%	N/A	1.04%
Mid Cap Growth Fund	1.24%	N/A	1.08%
Small Cap Growth Fund	1.47%	1.52%	1.25%
Small-Cap Strategy Fund	N/A	N/A	0.25%

Administrative Fee – BNY Mellon (BNYM) provides the Trust with fund administration, accounting, transfer agency, and custody services. WTIA in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WTIA	0.033%	on the first $5 billion
	0.020%	on the next $2 billion
	0.016%	on the next $3 billion
	0.015%	on assets in excess of $10 billion
BNYM	.0285%	on the first $500 million
	.0280%	on the next $500 million
	.0275%	on assets in excess of $1 billion

WTIA may voluntarily choose to waive any portion of its fee. WTIA can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2012, WTIA did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ A Shares and up to 1.00% of the average daily net assets of the Funds’ C Shares (0.75% of the average daily net assets of the Small Cap Growth Fund), for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2012, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Large Cap Growth Fund	$46,416
Large Cap Value Fund	13,242
Mid Cap Growth Fund	132,551
Small Cap Growth Fund	40,992

Sales Charges – The A Shares of all the Funds bear front-end sales charges and C Shares may be subject to a contingent deferred sales charge (“CDSC”).

For the year ended April 30, 2012, M&T received the amounts listed below from sales charges on the sale of A Shares and from the CDSC charges upon redemptions of C Shares.

Fund	Sales Charges From A Shares	CDSC Charges From C Shares
Large Cap Growth Fund	$445	$—
Large Cap Value Fund	291	—
Mid Cap Growth Fund	1,047	—
Small Cap Growth Fund	643	—

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s A Shares, C Shares and I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provides shareholder services. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	95

For the year ended April 30, 2012, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Large Cap Growth Fund	$38,919
Large-Cap Strategy Fund	210
Large Cap Value Fund	136,735
Mid Cap Growth Fund	158,759
Small Cap Growth Fund	127,177
Small-Cap Strategy Fund	28

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

For the period May 1, 2011 to February 17, 2012, ALPS Fund Services, Inc. provided transfer agency services to the Trust. Effective February 18, 2012, BNYM Fund Services, Inc. replaced ALPS Fund Services, Inc. as the transfer agent.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2012 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/2011		Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2012	Value at 4/30/2012	Dividend Income	Realized Gain/Loss
Large Cap Growth Fund:
Wilmington Prime Money Market Fund	697,870		20,612,685	21,310,555	—	$—	$367	$—

Large-Cap Strategy Fund:
M&T Bank	1,010	*	1,200	—	2,210	190,657	2,961	—

Large Cap Value Fund:
Wilmington Prime Money Market Fund	2,646,516		55,267,901	55,926,211	1,988,206	1,988,206	912	—

Mid Cap Growth Fund:
Wilmington Prime Money Market Fund	2,937,841		97,460,114	96,601,402	3,796,553	3,796,553	1,577	—

Small Cap Growth Fund:
Wilmington Prime Money Market Fund	851,034		123,473,878	124,230,349	94,563	94,563	548	—

* As of 6/30/2011
Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the advisor or sub-advisors. Commissions paid on those trades for the ten-month period ended April 30, 2012 were as follows:

Large-Cap Strategy Fund	$63,345
Small-Cap Strategy Fund	62,314

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the period ended April 30, 2012 were as follows:

Fund Name	Investments
	Purchases	Sales
Large Cap Growth Fund	$97,677,161	$137,203,866
Large-Cap Strategy Fund	74,726,666	145,030,147
Large Cap Value Fund	56,722,525	80,633,802
Mid Cap Growth Fund	149,501,197	105,892,591
Small Cap Growth Fund	948,825,313	965,566,117
Small-Cap Growth Strategy Fund	7,703,045	74,693,483
6.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNY Mellon. The termination date of this LOC is March 11, 2013. The Funds did not utilize the LOC for the year ended April 30, 2012.

7.	REORGANIZATION

On February 21, 2012, the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) to transfer all of the assets of Wilmington Large-Cap Strategy Fund and Wilmington Small-Cap Strategy Fund, each a series of WT Mutual Fund, (the “WT Funds”) in exchange for shares of Large-Cap Strategy Fund and Small-Cap Strategy Fund, respectively (the “Acquiring Funds”). The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the

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ANNUAL REPORT  /  April 30, 2012

96	NOTES TO FINANCIAL STATEMENTS

Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the WT Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective WT Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the Reorganization, except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

In exchange for their shares (A Shares and Institutional Shares), shareholders of the WT Funds received an identical number of shares of the corresponding class (A Shares and I Shares) of the Acquiring Funds, with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The Acquiring Funds had no operations prior to March 9, 2012. The WT Funds investment objectives, policies and limitations were identical to those of the Acquiring Funds. Accordingly, for financial reporting purposes, the operating history of the WT Funds prior to the Reorganization is reflected in the financial statements and financial highlights.

8.	LEGAL PROCEEDINGS

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. For example, certain creditors of the Tribune Co., now in bankruptcy, have filed actions against former Tribune shareholders who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These creditor plaintiffs seek the return of all proceeds received by the former Tribune shareholders. The Tribune-related actions are currently pending in the U.S. District Court for the Southern District of New York in a Multi-District Litigation (“MDL”). There are thousands of defendants in the MDL, including the Large-Cap Strategy Fund and the Mid Cap Growth Fund. The suits all seek the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO. The reason there are different suits is that there are different plaintiffs (various Tribune creditors) and different legal theories of recovery (intentional versus constructive fraudulent conveyance). Although management currently believes that the resolution of the claims against the Funds, individually or in the aggregate, will not have a materially adverse impact on the Funds’ financial positions, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

Litigation counsel to the Large-Cap Strategy Fund and the Mid Cap Growth Fund in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the Large-Cap Strategy Fund and the Mid Cap Growth Fund arising from the Lawsuits. Until the Large-Cap Strategy Fund and the Mid Cap Growth Fund can do so, no reduction of the net asset value of the Large-Cap Strategy Fund and the Mid Cap Growth Fund will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 0.5% of the Large-Cap Strategy Fund and the Mid Cap Growth Fund’s net asset value at this time. The Large-Cap Strategy Fund and the Mid Cap Growth Fund also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of the Large-Cap Strategy Fund and the Mid Cap Growth Fund will pay or receive, as the case may be, a price based on net asset value of the Large-Cap Strategy Fund and the Mid Cap Growth Fund, with no adjustment relating to the Lawsuits. The attorneys’ fees and costs relating to the Lawsuits will be taken as expenses by the Large-Cap Strategy Fund and the Mid Cap Growth Fund as incurred and in a manner similar to any other expense incurred by the Large-Cap Strategy Fund and the Mid Cap Growth Fund.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

10.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2012, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large Cap Growth Fund	100.00%
Large-Cap Strategy Fund	99.36%
Large Cap Value Fund	100.00%
Small-Cap Strategy Fund	58.84%

For the year ended April 30, 2012, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large Cap Growth Fund	100.00%
Large-Cap Strategy Fund	100.00%
Large Cap Value Fund	100.00%
Small-Cap Strategy Fund	59.27%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

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April 30, 2012  /  ANNUAL REPORT

97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities of Wilmington Large Cap Growth Fund, Wilmington Large-Cap Strategy Fund, Wilmington Large Cap Value Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small Cap Growth Fund, and Wilmington Small-Cap Strategy Fund (six of the series constituting the Wilmington Funds) (the “Funds”), including the portfolios of investments, as of April 30, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large Cap Growth Fund, Wilmington Large-Cap Strategy Fund, Wilmington Large Cap Value Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small Cap Growth Fund, and Wilmington Small-Cap Strategy Fund at April 30, 2012, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2012

ANNUAL REPORT  /  April 30, 2012

98	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Kenneth G. Thompson* Birth date: 9/64 TRUSTEE Began serving: December 2008

Principal Occupations: President, Wilmington Funds; Senior Vice President and Managing Director, Wilmington Trust Investment Advisors, Inc. (“WTIA”); Senior Vice President, M&T Bank.

Other Directorships Held: None

Robert J. Christian* Birth date: 2/49 TRUSTEE Began serving: March 2012

Principal Occupations: Retired.

Other Directorships Held: Fund Vantage Trust (33 portfolios); Optimum Fund Trust (6 portfolios) (registered investment companies).

Previous Positions: Executive Vice President of Wilmington Trust Company (“WTC”) (2/96 to 2/06); President of Rodney Square Management Corporation (“RSMC”) (1996 to 2005); Vice President of RSMC (2005 to 2006).

R. Samuel Fraundorf, CFA, CPA* Birth year: 1964 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA.

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of Wilmington Trust Investment Management (“WTIM”) (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Jeffrey Durkee** Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupations: President and Chief Executive Officer, Wilmington Trust Investment Advisors, Inc. (3/07 to 1/12).

Other Directorships Held: None.

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*     Kenneth G. Thompson is “interested” due to positions he held with M&T Bank, the parent of the Fund’s Advisor. Robert J. Christian is “interested” due to positions he held with WTC and RSMC. R. Samuel Fraundorf is “interested” due to positions he held with WTIM.

**   Jeffrey Durkee resigned as Trustee effective January 27, 2012. Mr. Durkee was “interested” due to positions he held with WTIA.

April 30, 2012  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	99

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Retired

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/05 to 2/08); Chairman, Trustee and Treasurer, Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to present); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Baker Victory Services (1/05 to 12/08); Director, Dunn Tire Corporation (1/05 to present); Director, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Highmark Blue Cross/Blue Shield (2/05 to 6/10); Director, Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Hilbert College (2000 to 2011); Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation; Former National Director, Classic Car Club of America.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

Dr. Marguerite D. Hambleton Birth date: 2/43 TRUSTEE Began Serving: September 2005

Principal Occupations: President, AAA New York State Association (travel and financial services) (7/09 to present).

Other Directorships Held: Director, AAA Foundation for Traffic Safety (5/85 to 12/01); Director, AAA (travel and financial services) (3/91-3/08).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (2003-2005); President and CEO, AAA Western and Central New York (travel and financial services) (12/85 to 12/05).

ANNUAL REPORT  /  April 30, 2012

100	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).
Dr. Eric Brucker Birth date: 12/41 TRUSTEE Began serving: March 2012

Principal Occupations: Retired.

Other Directorships Held: None.

Previous Positions: Professor of Economics, Widener University (2004 to 2012); Dean, School of Business Administration of Widener University (2001 to 2004); Dean, School of Business, Public Policy and Health, University of Maine (1998 to 2001); Dean, School of Management, University of Michigan-Dearborn (1992 to 1998); Academic Vice President, Trenton State University (1989-1991); Dean, College of Business and Economics, University of Delaware (1976 to 1989).

Nicholas A. Giordano Birth date: 2/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

OFFICERS

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions

Kenneth G. Thompson Birth year: 1964 PRESIDENT Began serving: March 2012	Principal Occupations: Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

April 30, 2012  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	101

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2009 AML COMPLIANCE OFFICER Began serving: February 2012

Principal Occupations: Managing Director, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: President and Managing Partner, Foreside Financial Group, LLC (5/08 to present).

Previous Positions: Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

ANNUAL REPORT  /  April 30, 2012

102

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Advisory Agreement and Sub-Advisory Agreement on Behalf of Each Fund

At in-person meetings held on October 26 and December 9, 2011, the Board, including each Trustee who is not an “interested person” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved an investment advisory agreement between the Trust, on behalf of each Fund, and WFMC (the “New Investment Advisory Agreement”). At the same meetings, the Board, including all of the Independent Trustees, also approved a sub-advisory agreement among the Trust, on behalf of each Fund, WFMC and WTIA (the “New Sub-Advisory Agreement,” and together with the New Investment Advisory Agreement, the “New Agreements”).

The New Agreements relate to each of: the Wilmington Large-Cap Value Fund, Wilmington Large-Cap Growth Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund, Wilmington Multi-Manager International Fund, Wilmington Strategic Allocation Moderate Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Maryland Municipal Bond Fund, Wilmington New York Municipal Bond Fund, Wilmington Pennsylvania Municipal Bond Fund, Wilmington Virginia Municipal Bond Fund, Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund, and Wilmington Tax-Exempt Money Market Fund (the “Group A Funds”); the Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Aggressive Fund, and Wilmington Municipal Bond Fund (the “Group B Funds”); and the Wilmington Rock Maple Alternatives Fund (the “Alternatives Fund,” and, collectively with the Group A Funds and the Group B Funds, the “Funds”). Each Group A Fund has been a series of the Trust for a number of years, and on or about March 12, 2012, certain of the Group A Funds acquired the assets and liabilities of a corresponding series of the WT Mutual Fund. The shareholders of each Group A Fund as of January 6, 2012, approved the New Agreements. The Board established the Group B Funds at the October 26 and December 9 meetings and on or about March 12, 2012, each Group B Fund acquired the assets and liabilities of a corresponding series of the WT Mutual Fund. The Board established the Alternatives Fund at the October 26 and December 9 meetings and the Alternatives Fund commenced operations on or about January 14, 2012.

Before considering the New Advisory Agreement and the New Sub-Advisory Agreement with respect to each Fund, the Board requested and reviewed information relating to the New Agreements, which was provided by WFMC and WTIA. That information addressed, among other things: (i) the services to be performed; (ii) the size and qualifications of WFMC and WTIA’s portfolio management staff; (iii) any potential or actual material conflicts of interest which may arise in connection with WFMC and WTIA’s management of the Funds; (iv) how the Funds would be managed by WFMC and WTIA, including a general description of the investment decision making processes, sources of information and investment strategies; (v) investment performance information; (vi) results of independent audit and regulatory examinations, including any recommendations or deficiencies noted; (vii) any litigation, investigation or administrative proceeding which may have a material impact on WFMC or WTIA’s ability to service the Funds; and (viii) WFMC and WTIA’s internal program for ensuring compliance with applicable investment objectives, policies and practices of the Funds, and the federal securities laws and other regulatory requirements. WFMC and WTIA provided written responses to the Board’s request for information, and also provided oral responses during the in-person meetings. The Independent Trustees received and reviewed a memorandum from independent legal counsel regarding the legal standards applicable to their review of the New Agreements. In addition, the Independent Trustees consulted with independent legal counsel in executive session with respect to their review of the New Agreements and certain other considerations relevant to their deliberations on whether to approve the New Agreements.

At the meetings on October 26 and December 9, 2011, the Board determined that WFMC and WTIA had the capabilities, resources and personnel necessary to provide satisfactory advisory services to each Fund, and that the advisory fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represent reasonable compensation to WFMC and WTIA. In making their decision to approve the New Agreements for each Fund, the Independent Trustees gave attention to all information furnished, including information provided throughout the prior year by WTIA (formerly known as MTB Investment Advisors, Inc.) as investment advisor to the Group A Funds. The Trustees also noted that WFMC and WTIA are under the common control of M&T Bank Corporation, and that the officers and employees of WFMC overlap with the officers and employees of WTIA.

In making their decision to approve the New Agreements for each Fund, the Independent Trustees considered various factors, as described below, that they believed to be relevant in evaluating the New Agreements. In their deliberations, the Trustees did not identify any particular information or factor that was controlling, and different Trustees may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Board considered that the New Agreements are substantially similar to the Trust’s previous investment advisory agreements with WTIA, which were approved for renewal at an in-person meeting held on September 14-15, 2011. In the case of each Fund, the Trustees therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as: the relative performance of the Group A Funds; compliance with the investment objectives, policies, strategies and limitations of the Group A Funds; and the compliance of management personnel with the numerous operational and compliance policies and procedures that were established by the Board. In the case of each Fund, the Trustees also considered WFMC and WTIA’s personnel who possess the experience to provide investment management services to the Funds. The Trustees noted that the Wilmington Multi-Manager International Fund, Wilmington Large-Cap Value Fund, Wilmington Multi-Manager Real Asset Fund and Alternatives Fund employ a

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multi-manager approach through which the Funds rely on two or more sub-advisors to manage a portion of each Fund’s assets under the ongoing supervision of WFMC and WTIA. In the case of the Wilmington Multi-Manager Real Asset Fund and Alternatives Fund, which were established at the October 26 and December 9 meetings, the Trustees focused on the prior experience of WFMC and WTIA in overseeing the investment activities of sub-advisors that are not affiliated with WFMC and WTIA.

Based on the information provided by WFMC and WTIA, the Trustees concluded that the nature, extent and quality of the services provided by WFMC and WTIA supported the approval of the New Agreements.

Investment Performance. The Board considered the overall investment performance of WFMC, WTIA and the Group A and Group B Funds, as well as the funds of the WT Mutual Fund for which WFMC previously served as investment advisor. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees also gave weight to their review of investment performance in connection with the approval of the New Agreements at the Board meetings held October 26 and December 9, 2011. The Trustees reviewed reports prepared by WFMC and WTIA, which showed each Group A Fund’s investment performance in comparison with its applicable peer group for the one-, five- and ten-year periods, as well as information about each Fund’s performance compared to its benchmark. With respect to the Group B Funds, the Trustees considered similar information about the performance of each series of the WT Mutual Fund that was merged into a corresponding Group B Fund. With respect to the Alternatives Fund, the Trustees considered hypothetical, pro-forma performance information for the Fund. The Board concluded that the performance information provided by WFMC and WTIA supported approval of the New Agreements.

Comparative Expenses. WFMC and WTIA represented to the Board that the aggregate contractual investment advisory fees for each Group A Fund would be the same as that previously charged to the Funds by WTIA. At its meeting on September 14-15, 2011, the Board, including all of the Independent Trustees, approved the continuation of the investment advisory agreements for each Group A Fund based upon, among other things, comparative information about the net advisory fee ratios and total expense ratios (after deduction for advisory fee waivers and expense reimbursements) of each Fund versus those of a group of funds selected as being similar to each Fund. The Trustees reviewed reports prepared by WFMC and WTIA which showed each Group B Fund’s advisory fees and expenses in comparison with its applicable peer group. The Trustees also reviewed reports prepared by WFMC which showed Alternatives Fund’s advisory fees and expenses in comparison with its applicable peer group. In that regard, the Trustees noted the unique nature of the Alternatives Fund, which uses multiple sub-advisors employing alternative investment strategies, as well as WFMC and WTIA’s contractual commitment to waive certain fees and reimburse expenses for the Fund.

At the October 26 and December 9 meetings, the Trustees concluded that the proposed advisory and sub-advisory fees to be paid to and the services to be provided by WFMC and WTIA supported approval of the New Agreements.

Management Profitability. The Trustees also considered the profitability of the relationships among the Funds and WFMC and WTIA, noting the significant decreases in profitability for the Group A Funds over the last few years. The Trustees considered any direct or indirect revenues received by affiliates of WFMC and WTIA. Based on the information provided, the Trustees concluded that the profitability to WFMC and WTIA with respect to the Funds supported approval of the New Agreements.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered WFMC and WTIA’s assessments that under the current market conditions and based on the asset sizes of the Funds, and the existence of certain voluntary and contractual fee waivers, economies of scale were appropriately reflected in the investment advisory fees of the Funds.

Other Benefits. The Trustees considered the “fall-out” or ancillary benefits resulting from the relationships among the Funds and WFMC and WTIA. In that regard, the Board considered the fees received by WFMC and WTIA and their affiliates for providing other services to the Funds under separate agreements. With respect to any soft-dollar arrangements, the Board noted that in selecting brokers, WFMC and WTIA must seek to obtain best execution of fund trades.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session with independent legal counsel outside of the presence of management personnel, the Board, including all of the Independent Trustees, approved the New Agreements. The Board based its decision on the totality of the circumstances, including the factors identified above, and with a view to past and long-term considerations. Not all of the factors and considerations identified were relevant to each Fund, nor did the Board find any one of them to be determinative.

ANNUAL REPORT  /  April 30, 2012

104

SHAREHOLDER PROXY RESULTS

At February 21, 2012, a summary report of shares voted by proposal is as follows:

To approve a new investment advisory agreement between MTB Group of Funds, on behalf of each Fund, and Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation).

Shares Voted
For	2,817,888,588
Against	10,879,070
Abstain	301,975,843
Broker Non-Vote	537,128,987

To approve a new investment sub-advisory agreement among MTB Group of Funds, on behalf of each Fund, Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation) and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investment Advisors, Inc.).

Shares Voted
For	2,606,529,311
Against	11,647,269
Abstain	302,566,927
Broker Non-Vote	537,128,986

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Large-Cap Strategy Fund (“target fund”), to Wilmington Large-Cap Strategy Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	27,977,863
Against	15,999
Abstain	20,360

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Small-Cap Strategy Fund (“target fund”), to Wilmington Small-Cap Strategy Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	4,572,528
Against	1,113
Abstain	1,321

April 30, 2012  /  ANNUAL REPORT

105

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT  /  April 30, 2012

106

PRIVACY POLICY AND NOTICE OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

April 30, 2012  /  ANNUAL REPORT

107

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT  /  April 30, 2012

Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors

111 South Calvert Street 26th Floor

Baltimore, MD 21202

Additional Sub-Advisor to the

Wilmington Large-Cap Value Fund

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

Co-Administrator

Wilmington Trust Investment Advisors

111 South Calvert Street 26th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent and Dividend

Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-AR-EQ-0412

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Since we are required by law to send a report to each person listed as a shareholder, you (or your household) may receive more than one report.

April 30, 2012

PRESIDENT’S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Multi-Manager Equity Fund

Wilmington Multi-Manager International Fund

Alternatives Fund

Wilmington Rock Maple Alternatives Fund

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Multi-Manager International Fund (“International Fund”) formerly a series of the WT Mutual Fund

Wilmington Rock Maple Alternatives Fund (“Rock Maple Alternatives Fund")

Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”) formerly a series of the WT Mutual Fund

Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”) formerly Wilmington Conservative Asset Allocation Fund

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”), formerly MTB Strategic Allocation Fund

Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”) formerly Wilmington Aggressive Asset Allocation Fund

Dear Investor:

I am pleased to enclose the Annual Report of the Wilmington Funds, formerly known as the MTB Group of Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2011 through April 30, 2012. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the new advisor to the Trust, and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investments Advisors, Inc.), the sub-advisor to the Trust, have provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The U.S. economy continues to show positive growth, but it is a slow rate of growth. The Commerce Department announced its early estimate of Gross Domestic Product (“GDP”) growth of 2.2% in the first quarter. Momentum is improving, but economic expansion remains mediocre. Since the beginning of the current recovery (third quarter of calendar year 2009), the country has averaged a 2.4% growth rate. This is significantly lower than the 4.5% annual growth rate during the last seven economic recoveries over the past 40 years. Currently, personal consumption accounts for 70% of GDP, and there is a reluctance—or inability—to ramp up spending. Consumers are concerned about the value of their homes and the outlook for jobs. Post-recession employment growth has averaged less than 1% annually since the recession ended in 2009. Jobless recoveries have become the norm. At the same time, worker productivity (output per hour) has increased. These productivity gains allow employers to keep labor costs in check, boosting profitability.

There are pockets of strength in the U.S. economic recovery, and the warm winter may have brought an early spring to the economy. Private sector hiring picked up, but government cutbacks (state and local) held back over-all job growth. April’s unemployment rate dropped to 8.1% and the economy added 115,000 jobs in the month. While this appears favorable, over 300,000 workers have dropped out of the work force and 41% of the unemployed have been out of work for six months or more.

Global concerns remain; including a slower growth in China’s economy, austerity programs in the peripheral Eurozone countries, and a technical recession in the United Kingdom. On this side of the Atlantic, we are seeing some positive contributions from the consumer, exports, and private inventory investments. The Federal Reserve (the “Fed”) has noted an improving economy; however, “not enough to warrant a change in stimulative policies at this time”. They predicted economic growth between 2.4% and 2.9% this year, which is significantly better than the 1.7% last year.

The Bond Markets

The bond market, the subject of so much stress last summer, has been much less volatile over the last six months. Twelve months ago, the economy was beginning to decelerate and fears that a “double dip” recession could occur were evident. This perceived economic weakness helped bolster bond prices as inflation concerns waned. A recession was averted, but in late July, concern over the U.S. debt limit mounted.

While the debt limit was eventually raised, and the risk of default abated, Standard and Poor’s lowered the credit rating of the U.S. from “AAA” to “AA+”. In Europe, the fiscal difficulties of Greece, Portugal, Spain, Italy and Ireland brought “flight to safety” buying as investors sought the relative safety of U.S. Treasury obligations. Lagging the strong performance of Treasuries were Agency, Corporate, and Mortgage-Backed Securities which underperformed the Treasury market in the fourth quarter of 2011.

The Fed responded to the slow economic growth by embarking on “Operation Twist” where it simultaneously bought $400B of longer-term Treasury obligations while selling $400B of shorter-term obligations. The Fed also indicated that it would keep short-term interest rates extremely low into 2014. The European Central Bank (ECB) initiated its “Long-Term Refinancing Operations” which addressed some of the liquidity concerns of its banking system by allowing banks to borrow cash from the ECB at a discounted borrowing rate by depositing longer-term loans with the ECB.

Taxable sectors of the bond market such as Agency, Corporate and Mortgage-Backed Securities began 2012 by outperforming Treasuries relatively strongly. As the economy performed well and a stimulative monetary policy was maintained, investor desire for incremental income allowed “spread” sectors to outperform. In particular, the Corporate sector had a very strong quarter and was able to largely erase the 2011 underperformance versus Treasuries.

PRESIDENT’S MESSAGE  /  April 30, 2012

ii

It’s been a good year in fixed income, particularly in the tax-exempt bond arena. Two trends in the municipal market appeared during the 12 months ending 4/30/2012, both reflecting a reversal of the trends in place during the prior fiscal year. One trend was the increased supply of municipal debt issues where levels had moved into a more traditional range as compared to the previous period’s depressed levels, and the other trend was the increased level of demand for municipal securities compared to the previous period’s sell off of municipal securities.

For the 12-month reporting period May 1, 2011 through April 30, 2012, certain Barclays Capital indices performed as follows1:

Barclays Capital U.S. Aggregate Bond Index[2]	Barclays Capital U.S. Treasury Bond Index[3]	Barclays Capital U.S. Mortgage- Backed Securities Index[4]	Barclays Capital U.S. Credit Bond Index[5]	Barclays Capital Municipal Bond Index[6]
7.54%	8.89%	5.74%	9.20%	11.36%

The Stock Markets

The Funds’ fiscal year ended with broad U.S. stock indices modestly higher. The slight net change masks an index drop of nearly 20% and a recovery. The potential effects of a European insolvency in both sovereign credit and banks put a scare into equity markets in August but were alleviated at least temporarily by allowing European banks to move their funding needs out to three years to provide some insurance against a liquidity crisis. While concerns about Europe fluctuated, the economic picture in the U.S. appeared to firm with a marginally better employment picture and confidence improving for both consumers and small businesses. As employment improves, it is expected that the housing market will show signs of stability with the hope of potentially adding to domestic growth at some point in the future.

The S&P 500 jumped 12.6% (including dividends) in the first quarter of 2012 with the unusual feature of having positive returns in each of the three months. One strategist points out that this has happened in only 17 of the past 66 years and there were no down years in those periods. Of course, past performance is no indication of future performance. As we approach mid-year, the market has its eyes on many issues including weakness in the European Union; the elections in the U.S.; a slowdown in China; and, the “fiscal cliff” in the U.S. which refers to a combination of expiring tax cuts, the end of the 2009 stimulus package, automatic spending cuts and new healthcare-related taxes which will be a drag on the economy.

The best performing industries during the fiscal year included computer hardware, auto retailing and homebuilding. The worst performing industries, suggesting a concern about a cyclical slowdown, included tires and rubber, aluminum, coal and consumable fuel.

For the 12-month reporting period May 1, 2011 through April 30, 2012, certain stock market indices performed as follows:

S&P 500 Index[7]	Dow Jones Industrial Average[8]	NASDAQ Composite Index[9]	MSCI All Country World ex-US (Net) Index[10]
4.76%	5.97%	7.17%	(12.90%)

The Trust, with assets of $12.8 billion as of April 30, 2012, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income11, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds may provide you with the diversification, flexibility and professional management you need.

Sincerely,

Kenneth Thompson

President

June 4, 2012

April 30, 2012  /  PRESIDENT’S MESSAGE

iii

For more complete information, please download the Funds’ prospectus available on www.wilmingtonfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

All investments involve risk, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

These risks are magnified in emerging markets. Stock markets, especially foreign markets, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices. Real estate is a cyclical industry that is sensitive to interest rates, economic conditions (both nationally and locally), property tax rates and other factors. Commodity-related securities may be subject to additional risks and broad price fluctuations. High yield securities present greater risk of loss than higher quality debt securities and may be subject to greater price volatility. Investments such as mutual funds that focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors.

Diversification and asset allocation do not assure profit or protect against loss. Investment markets are volatile and no investment strategy can guarantee that the desired result will be achieved. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclays Capital U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays Capital U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.	Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

5.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Capital Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.	S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

9.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

10.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices.

11.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

Sector allocation and credit quality percentages are based on total portfolio as of quarter-end and are subject to change at any time. This data is shown for informational purposes only and is not to be considered a recommendation to purchase or sell any security. The credit quality of the investments in each Fund’s portfolio does not apply to the safety and stability of the Fund and are subject to change. Ratings shown are assigned by one or more Nationally Recognized Statistical Rating Organizations (NRSRO), such as Standard & Poor’s, and typically range from AAA (highest) to D (lowest). When ratings from two NRSROs are available, the lowest rating is used. Bonds not rated by an NRSRO are included in the Not Rated category, which does not necessarily indicate low quality. Cash is defined as bonds with stated maturities of seven days or less and includes money market funds and other cash equivalents. For more information regarding rating methodologies for S&P visit www.standardandpoors.com and for Moody’s visit www.moodys.com.

PRESIDENT’S MESSAGE  /  April 30, 2012

4

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

(formerly a series of WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Multi-Manager International Fund (the “Fund”) had a total return of -11.65%* for A Shares and -11.45%* for I Shares, versus its benchmarks, the Morgan Stanley Capital International— All Country World ex-US Index (Net, USD) (“MSCI ACWI ex-US”)** and Morgan Stanley Capital International—Europe, Australasia and Far East Index (Net, USD) (“MSCI EAFE”)*** which had a total returns of -8.99% and -9.03%, respectively.

The fiscal period was a volatile and difficult time for international equity markets as it started poorly as investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of many European banks. In addition, weakness in manufacturing data in the U.S., Europe, and China led to heightened fears of a double-dip global recession. Global equity markets were further unsettled by the downgrade of the U.S. credit rating. Investors returned from the sidelines in October 2011 to send markets soaring as corporate earnings remained strong and economic data indicated a better outlook for the U.S. economy in 2012. Investors were also encouraged by the progress being made by Europe’s leaders to resolve the region’s debt crisis. However, the optimism failed to persist among growing fears over the European debt and banking crises and much of the gains recorded in October disappeared by the end of April 2012.

Developed large-cap equities returned -9.0% during the period as measured by the MSCI ACWI ex-US. The Pacific region posted a -3.4% return due in large part to the performance of Japan (-3.1%). Meanwhile, the European region returned -11.8%, reflecting investor sentiment regarding the issues over the region’s sovereign debt problems as Germany (-16.0%) and France (-24.1%) recorded poor relative results. Denmark, Ireland, New Zealand, and the United Kingdom were the only developed markets outside of the U.S. that experienced positive returns over the fiscal period.

Emerging market equities returned -8.9% during the fiscal period as measured by the MSCI Emerging Markets Index (Net, USD)***. The Emerging Asia region was the best performing in the period, returning -8.0%. The Philippines (+23.7%) and Thailand (+19.5%) were among the strongest performing countries in the region as investors continued to invest in smaller emerging nations that are experiencing increasing economic growth. Despite poor results from the Latin America’s largest country, Brazil (-15.2%), the region returned -9.5% and did include some standout positive performers such as Peru (+22.9%) and Colombia (+14.4%). The Eastern Europe region trailed on a relative basis, returning -18.9%, as countries such as Hungary (-33.0%) experienced difficulties in handling their own fiscal house.

The U.S. dollar strengthened during the fiscal period versus most of the major world currencies. The overall impact of currency fluctuations between the U.S. dollar and developed country currencies was to decrease the dollar-denominated returns of developed market equities by nearly 3%. In addition, the impact of U.S. dollar strength versus emerging market currencies was to decrease the dollar-denominated returns of emerging market equities by nearly 7% during the fiscal period.

Value stocks in developed markets underperformed growth stocks as the MSCI World ex-US Value Index (Net, USD)** returned -10.8% and the MSCI World ex-US Growth Index (Net, USD)** returned -7.0%. A view of performance along the market capitalization spectrum saw small-caps, as measured by the MSCI World Small Cap ex-US Index (Net, USD), return -7.7% and outperform large-caps as measured by the MSCI World ex-US Index (Net, USD)***, -9.0%.

On March 12, 2012, the MTB International Equity Fund merged with the Wilmington Multi-Manager International Fund and added the following sub-advisors to the Fund: Acadian Asset Management LLC (“Acadian”), Dimensional Fund Advisors LP (“DFA”), Goldman Sachs Asset Management, L.P. (“GSAM”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors LLC (“Principal”), and Wilmington Trust Investment Advisors, Inc. (“WTIA”). WTIA allocates assets of the Fund among the sub-advisors and is currently not allocating any assets to Acadian and Principal. In addition, the Fund terminated the sub-advisory services of Artio Global Investors during March 2012.

The Fund allocates assets between developed markets and emerging markets based on the advice of WTIA’s Investment Strategy Team tactical asset allocation recommendations and as of April 30, 2012 had a 73% allocation to developed large-cap markets, 0% to developed small-cap markets, and 27% allocation to emerging markets. In addition, the allocation to developed large-cap markets was 42% value and 58% growth. Prior to the Funds’ merger, the MTB International Equity Fund had a static allocation of assets amongst the three sub-advisors of the Fund, Hansberger Global Investors (“HGI”), LSV Asset Management (“LSV”), and Barings International Investment Limited (“Barings”). Post merger these three sub-advisers continue to manage assets within the Fund.

The growth portfolio managed by Hansberger slightly trailed the MSCI World ex-US Growth Index (Net, USD) during the fiscal period. Though their allocation to emerging markets did add relative value, their holdings in Canada, including uranium producer Cameco and Manulife Financial, and Pacific ex-Japan, including Australia’s Woodside Petroleum and BHP Billiton, detracted value. On a sector basis, the portfolio’s technology holdings outperformed with Britain’s Autonomy being the main contributor after it was acquired by Hewlett Packard for a considerable premium. Consumer discretionary outperformed with Prada and Hong Kong retail goods distributor Li & Fung the main contributors. Materials holdings underperformed with the German chemical company Wacher Chemie and the French steel manufacturer ArcelorMittal among the holdings most impacted by the deteriorating outlook for global economic growth. The portfolio’s allocation to the financial sector underperformed with France’s BNP Paribas and Austria’s Erste Group Bank hit hard by the fallout from the worsening European sovereign debt crisis. Both of these holdings were disposed of during the period. Consumer staples also underperformed with

April 30, 2012  /  ANNUAL REPORT

5

Brazil’s Hypermarcas and Britain’s Tesco being the most disappointing performers during the period.

The value portfolio managed by LSV outperformed the MSCI World ex-US Value Index (Net, USD) during the period. As their investment style is to maintain a country and sector-neutral bias, most of their positive relative results are based on stock selection, especially within industrials and consumer discretionary.

The core portfolio managed by Barings outperformed the MSCI World ex-US Index (Net, USD) during the period. They were able to generate positive relative performance from stock selection in a number of different areas. They added value in continental European equities, primarily from the decision not to own any continental European banks. Japanese stock selection also produced favorable results, primarily through their overweight positions in Unicharm (a consumer staples company), Rakuten (an internet company), and Daito Trust Construction. Finally, their underweight allocation to continental Europe itself added value.

The emerging markets portfolio managed by Parametric outperformed the MSCI Emerging Markets Index (Net, USD) during the period. The main positive drivers in explaining their relative results were their structural underweight to Brazil and their overweight allocation to Thailand. Their underweight allocation to Korea and overweight exposure to Eastern European countries (Czech Republic, Poland, and Hungary, in particular) detracted slightly from relative returns.

The quantitative developed country large-cap portfolio managed by GSAM underperformed the MSCI World ex-US Growth Index (Net, USD) during the period. GSAM’s quantitative CORE (Computer-Optimized, Research-Enhanced) investment philosophy is predicated on three ideas: fundamentals drive alpha, risk management helps add value, and lower trading costs mean higher portfolio returns. Returns based on their six investment themes on an overall basis were somewhat positive. The Momentum theme contributed the most on a positive basis, and the Valuation theme was the only one to detract from relative returns. However, stock selection within certain sectors negatively impacted relative performance as weak selection in consumer staples and materials more than offset good selection in consumer discretionary and financials.

The developed country large-cap value portfolio managed by DFA underperformed the MSCI World ex-US Value Index (Net, USD). DFA’s strategy to overweight high book-to-price stocks had a negative effect on relative performance. On a country basis, DFA experienced weak stock selection within Japan and continental Europe. At the sector level, they had weak stock selection within financials and consumer discretionary and somewhat positive stock selection within telecom and industrials.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was -16.47%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and it is not possible to invest directly in an index.

***	The MSCI EAFE Index (Europe, Australasia, Far East) (Net, USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and it is not possible to invest directly in an index.

MSCI Emerging Markets Index (Net, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World ex-US Index (Net, USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. market. The MSCI World ex-US Index consisted of 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World ex-US Growth and Value Indices (Net, USD) are free float-adjusted market capitalization weighted indices that are designed to measure the equity market performance of developed markets excluding the U.S. market. MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics including forward looking variables. The objective of the index design is to divide constituents of the MSCI World ex-US Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

ANNUAL REPORT  /  April 30, 2012

6

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – A SHARES†, *

The graph below illustrates the hypothetical investment of $10,0001,2 in the Wilmington Multi-Manager International Fund (A Shares) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2012, compared to the Morgan Stanley Capital International All Country World Index ex-USA (Net, USD) (“MSCI ACWI ex-USA”)2 and the Morgan Stanley Capital International—Europe, Australia and Far East Index (Net, USD) (“MSCI EAFE”).

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(20.34)%
5 Years	(5.49)%
Start of Performance (12/19/05)	0.76%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.70%
After Waivers	1.49%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the MSCI ACWI ex-USA and MSCI EAFE assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund. See Reorganization note within the notes to financial statements.

*	Formerly Class A Shares.

April 30, 2012  /  ANNUAL REPORT

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WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – I SHARES†,*

The graph below illustrates the hypothetical investment of $1,000,0001 in the Wilmington Multi-Manager International Fund (I Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Morgan Stanley Capital International All Country World Index ex-USA (Net, USD) (“MSCI ACWI ex-USA”)1 and the Morgan Stanley Capital International—Europe, Australia and Far East Index (Net, USD) (“MSCI EAFE”).

Average Annual Total Returns for the Period Ended April 30, 2012

1 Year	(15.46)%
5 Years	(4.20)%
10 Years	5.65%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.45%
After Waivers	1.36%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The performance for the Fund, the MSCI ACWI ex-USA and MSCI EAFE assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index or Lipper average and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund. See Reorganization note within the notes to financial statements.

*	Formerly Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

8

WILMINGTON ROCK MAPLE ALTERNATIVES FUND

Management’s Discussion of Fund Performance

For the fiscal period January 12, 2012 (commencement of operations) through ended April 30, 2012, Wilmington Rock Maple Alternatives Fund (the “Fund”) had a total return of 1.10%* for A Shares and 1.10%* for I Shares, versus its benchmark, the HFRX Global Hedge Fund Index**, which had a total return of 3.27% for the period January 12, 2012 through April 30, 2012.

Fund Highlights

The Fund commenced operations on January 12, 2012 but did not become fully invested until the end of January. Performance met objectives relative to the benchmark and the expectations of the portfolio management team. Manager cross correlation was low, and return attribution was well diversified from both a strategic and geographic standpoint.

Performance by Strategy

All of our equity long/short managers contributed during the fiscal period ended April 30, 2012, highlighted by strong gains from our mid-cap value team, where security selection, particularly in the retail sector, was rewarded. Catalyst-driven wins were numerous for our deep value manager and improved earnings trends helped our equity income-oriented manager. Our European-focused manager was modestly positive, though macro headwinds in March detracted from performance. A lack of mergers and acquisitions activity limited gains during the period in our event strategy. Higher equity prices and improved sentiment should help reverse this trend, and the manager noted an uptick in deal flow in March. Corporate credit allocations were consistently profitable, and we expect our short duration and event emphasis to continue to mute the potential impact of higher rates on the fund overall. The Fund’s options arbitrage allocation provided steady and uncorrelated returns, helping decrease volatility and downside risk for the fund. Losses for the global macro allocation were not unexpected given the manager’s bearish view and the role they designed to play in the portfolio.

Commentary & Outlook

The Fund’s equity long/short strategies are hedged using both single name and index positions, with the global macro allocation designed to function as a fund level overlay to hedge against fiscal and monetary imbalances that the portfolio managers feel have reached extremes. These hedge and short positions detracted from performance during what was the largest first quarter move in U.S. equity markets since 1998, but should dampen volatility and generate alpha under more normal conditions. The options arbitrage strategy is systemic and is continually rebalanced based on changing volatility patterns. (Volatility is currently low and the VIX forward curve is very steep.) Corporate credit strategies are oriented around refinancing and other “events,” but we expect to move toward a relative value positioning as we enter the next phase of the credit cycle.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was -4.44%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is composed of active private funds with assets under management of a least $50 million reporting to Hedge Fund Research, Inc. (HFRX). The performance results reported by HFRX are asset weighted. The index is unmanaged and it is not possible to invest directly in an index.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Chicago Board Options Exchange Volatility Index (VIX)—VIX is designed to measure the market’s expectation of 30-day volatility implied by at-the-money S&P 500® Index option prices. VIX estimates expected volatility by averaging the weighted prices of S&P 500® puts and calls over a wide range of strike prices. As such, VIX does not serve as a benchmark for returns, but rather as an indication of opportunities that may be present in the marketplace when utilizing volatility-based, or volatility management, strategies. There is no established return benchmark for volatility or options strategies. International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value, some are subjective and others are objective.

Correlation is a statistical measure of how two securities move in relation to each other.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and

April 30, 2012  /  ANNUAL REPORT

9
correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

WILMINGTON ROCK MAPLE ALTERNATIVES FUND – A SHARES* AND I SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Rock Maple Alternatives Fund (A Shares) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2012, compared to the HFRX Global Hedge Fund Index.2

The graph below illustrates the hypothetical investment of $1,000,0002 in the Wilmington Rock Maple Alternatives Fund (I Shares) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2012, compared to the HFRX Global Hedge Fund Index.2

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	N/A	N/A
5 Years	N/A	N/A
Start of Performance (01/12/12)	(4.44)%	1.10%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	3.80%	3.55%
After Waivers	2.99%	2.49%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund and the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

*	Formerly Class A Shares and Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

10

WILMINGTON MULTI-MANAGER REAL ASSET FUND

(formerly a series of the WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Multi-Manager Real Asset Fund (the “Fund”) had a total return of 2.04%* for A Shares and 2.31%* for I Shares, versus its benchmarks, the Barclays Capital World Government Inflation-Linked Bond Index (hedged, USD) (Barclays World GILB Index)** and its Blended Index which had total returns of 8.31% and 3.82%, respectively. The Blended Index is currently a blend of 50% Barclays World GILB Index, 35% S&P Developed Property Index***, and 15% Dow Jones-UBS Commodity Index (“DJUBSCI”)***. During the ten-month period, the Fund’s managers and investments added value, while tactical asset allocation decisions to underweight global inflation linked bonds (ILBs) and overweight commodity-related securities during the first four months of the fiscal period offset the added value.

The Fund maintained a 10% tactical underweight to global ILBs and a 10% overweight to commodity-related securities from July to October 2012, at which point the tactical shifts were removed and the Fund’s allocation was moved to a neutral stance reflecting the Fund’s blended benchmark weightings. In aggregate, the tactical tilts detracted from the Fund’s relative performance to the Blended Index during the fiscal period.

Over the ten-month fiscal period, real yields fell across most major developed ILB markets due to slower-than-expected economic growth. Despite inflation expectations (as measured by breakeven inflation) generally decreasing during the fiscal period, global ILBs, as measured by the Barclays World GILB Index gained 8.3%. The portfolio of global developed- and emerging-market ILBs managed by Pacific Investment Management Company (“PIMCO”) outperformed its blended benchmark during this time (9.4% versus 8.5%). PIMCO’s blended benchmark consists of 85% Barclays World GILB Index and 15% Barclays Capital Emerging Market Government ILB Index***. PIMCO’s portfolio benefited from a variety of positions including underweight allocations to Italian and Argentine ILBs, a significant overweight to Australian ILBs, and an overweight to Brazilian ILBs, which were among the best performing emerging market ILBs as the Central bank of Brazil cut interest rates throughout the period. The portfolio of global, developed-market ILBs managed by HSBC Global Asset Management (“HSBC”) underperformed its benchmark during the period (7.6% versus 8.3% for the Barclays World GILB Index). HSBC’s portfolio trailed the Barclays World GILB Index primarily due to the portfolio’s underweight to duration, which had a negative impact on performance as real rates rallied during this period. An overweight to euro zone ILBs also detracted from performance as real rates increased in Europe until the beginning of November 2012.

Global real estate securities were up modestly during this time, as measured by the S&P Developed Property Index (up 2.6%). Underperformance of the European region (down -17.0%, as measured by the UBS Europe Real Estate Investors Index) pulled the index down as property companies in North America were up 12.0% (as measured by the UBS U.S. & Canada Real Estate Investors Index). The portfolio of global real estate securities managed by EII Realty Securities (“EII”) returned 2.6% during the ten-month period.

Relative to the S&P Developed Property Index’s 2.6% return, EII’s performance was helped by retail, self-storage, and apartment companies in North America, while investments in Europe and Hong Kong detracted from performance. The portfolio of global real estate securities managed by CBRE Clarion Securities (“CBRE”) outperformed the benchmark (3.2% versus 2.6%), primarily due to an underweight to the underperforming European region.

Finally, commodities, as measured by the DJUBSCI, were down -10.6% over the ten-month period. During this time, commodity returns were mixed, with unleaded gas faring the best (up 15.2%), while natural gas fared the worst (down -63.7%). The PIMCO CommodityRealReturn Fund (the “PIMCO Fund”) outpaced the DJUBSCI, returning -5.7%. The PIMCO Fund invests in derivative securities linked to commodity indices, while the collateral portion of the portfolio is actively managed by investing primarily in domestic ILBs in an attempt to add incremental returns, along with additional inflation hedging. The PIMCO Fund’s excess return, therefore, is primarily attributable to the collateral portfolio beating the return on T-Bills, which is the implied collateral return for the DJUBSCI. The Credit Suisse Commodity Return Strategy Fund (the “Credit Suisse Fund”) has a similar structure to the PIMCO Fund, but instead of investing the collateral primarily in domestic ILBs, it invests primarily in enhanced cash securities. During the ten-month period, the Credit Suisse Fund slightly trailed the DJUBSCI (-11.1% versus -10.6%). The Fund also had exposure to the Deutsche Bank Liquid Commodity Index-Optimum Yield Diversified (“DBLCIOY Diversified”) via exposure to the PowerShares DB Commodity Index Tracking Fund which added value. During the period, the DBLCIOY Diversified outperformed the DJUBSCI by 800 basis points (-2.6% vs. -10.6%), helped primarily by its strategic underweights to natural gas and coffee (down -35.7% during the period) and overweights to unleaded gas, heating oil (up 7.9%), and crude oil (up 5.7%).

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was -3.54%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	Barclays Capital World Government Inflation-Linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely to invest. To be

April 30, 2012  /  ANNUAL REPORT

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included, a market must have aggregate issuance of $4 billion or more and have minimum ratings of A3/A- for G7 and euro-zone issuers, Aa3/AA- otherwise.

***

Dow Jones—UBS Commodity Index is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 19 physical commodities. S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

Barclays Capital Emerging Market Government Inflation-Linked Bond Index measures the total return performance of inflation-linked bonds from the major emerging market countries. The index includes government debt, i.e. direct obligations of the state issuer. Quasi-government and corporate debt is not included in the index.

Deutsche Bank Liquid Commodity Index-Optimum Yield-Diversified Excess ReturnTM reflects the performance of a basket of futures contracts relating to 14 of the most heavily-traded and imported physical commodities. The commodities included in the Index are: WTI crude oil, Brent crude oil, heating oil, RBOB gasoline, natural gas, gold, silver, aluminum, zinc, copper grade A, corn, wheat, soybeans and sugar.

UBS Europe Real Estate Investors Index tracks performance of continental European companies that engage in real estate activities and have over 70% of total revenue derived from rental income.

UBS U.S. & Canada Real Estate Investors Index tracks performance of U.S. and Canadian companies that engage in real estate activities and have over 70% of total revenue derived from rental income.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

ANNUAL REPORT  /  April 30, 2012

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WILMINGTON MULTI-MANAGER REAL ASSET FUND – A SHARES* AND I SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager Real Asset Fund (A Shares) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2012, compared to the Barclays Capital Government Inflation-Linked Bond Index (“BCGILB”)2 and the Real Asset Blended Index.2,3

The graph below illustrates the hypothetical investment of $1,000,0002 in the Wilmington Multi-Manager Real Asset Fund (I Shares) (the “Fund”) from July 1, 2003 (start of performance) to April 30, 2012, compared to the BCGILB2 and the Real Asset Blended Index.2,3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	(6.11)%	(0.37)%
5 Years	1.44%	2.85%
Start of Performance[4]	4.06%	9.69%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	1.60%	1.35%
After Waivers	1.39%	1.14%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 40% Barclays Capital Government Inflation-Linked Bond Index, 30% S&P Developed Property Index and 30% Dow Jones-UBS Commodity Index for the period since January 1, 2009.

4	The start of performance for A Shares was December 20, 2005 and I Shares was July 1, 2003.

*	Formerly Class A Shares and Institutional Shares.

April 30, 2012  /  ANNUAL REPORT

13

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

(formerly known as Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Strategic Allocation Conservative Fund (the “Fund”) returned 2.15%* for A Shares and 2.44%* for I Shares, versus its benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Conservative Blended Index**, which returned 6.47% and 3.62%, respectively.

The Fund’s underperformance to its blended benchmark for the ten-month period ended April 30, 2012 can principally be traced to the asset allocation positioning of the Fund. In particular, an overweight position in international equity, and an underweight position in core bonds, detracted from relative performance in the period. A position in high-yield fixed income, which is not in the blended benchmark, and an overweight position in domestic equity, served to benefit relative performance in the period.

The performance of the active money managers who sub-advise portions of the underlying funds in which the Fund invests was generally in-line to slightly ahead of their respective benchmarks. The Wilmington Multi-Manager International Fund, which accounted for 7% of the assets of the Conservative Asset Allocation Fund at the end of the period, trailed the MSCI All-Country World ex-US Index by 266 basis points (-11.65% vs. -8.99%), and detracted from relative performance.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
The total return for A Shares was -3.49%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-US Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

The Consumer Price Index provides a measure of inflation at the retail level.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT  /  April 30, 2012

14

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND – A SHARES* AND I SHARES*

The graph below illustrates the hypothetical investment of $10,0001,2 in the Wilmington Strategic Allocation Conservative Fund (A Shares) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2012, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Conservative Blended Index.2,3

The graph below illustrates the hypothetical investment of $1,000,000 in the Wilmington Strategic Allocation Conservative Fund (I Shares) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2012, compared to the BCAB2 and the Conservative Blended Index.2,3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	(4.68)%	1.23%
5 Years	1.61%	3.03%
Start of Performance (12/20/05)	3.10%	4.28%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	1.85%	1.60%
After Waivers	1.46%	1.21%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-U.S. (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-U.S. Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

*	Formerly Class A Shares and Institutional Shares.

April 30, 2012  /  ANNUAL REPORT

15

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

(formerly known as MTB Strategic Allocation Fund)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2012, Wilmington Strategic Allocation Moderate Fund (the “Fund”) had a total return of -3.13%* for A Shares and -2.87%* for I Shares, versus its current benchmarks, the Russell 3000 Index**, Barclays Capital U.S. Aggregate Bond Index**, and the Moderate Blended Index**, which had total returns of 3.40%, 7.54%, and -0.28%, respectively. Previously the Fund also compared itself to the S&P 500 Index*** which returned 4.76% for the fiscal year.

The Fund, which during the fiscal year was a blend of various types of domestic and international equity combined with various forms of domestic and international fixed income and inflation hedges lagged its indexes primarily due to two factors:

1. An overweight to international equities carried in the portfolio until late 2011 at a time when international equity markets underperformed domestic large cap equities; and

2. A shorter than benchmark duration and a globally diversified fixed income line-up, neither of which participated fully in the domestic intermediate bond markets’ surge during the 3rd quarter of 2011.

For much of the fiscal year, the target equity portion of the Fund represented approximately 65% of the portfolio, and within equities, our diversification into developed country and emerging markets international equities represented over 22% of the Fund’s allocation. Without exception, all of these international equity holdings finished the fiscal year in negative return territory. Compounding the Fund’s underperformance was an allocation to natural resource equities (average allocation of just over 4% during the year). This asset class also underperformed the Russell 3000 significantly for the fiscal year.

In the fixed income portion of the portfolio, the Fund contained allocations to several non-U.S. based and/or non-investment grade securities such as global high yield, developed and emerging market debt, and floating rate bank loans. During the particularly volatile summer months of 2011, when there was a broad ‘flight to quality’ (i.e., U.S. government dollar-denominated debt), these asset classes acted as a drag on this portion of the Fund’s return.

There were several small surgical and one large strategic rebalancing trades implemented during the fiscal year, as well as two large tactical allocation trades within the portfolio.

After a summer in which global stocks were sent reeling by bickering over the U.S. debt ceiling limit increase at home and fears over a Greek debt default abroad, we took advantage of relative value in global equity markets with a large strategic rebalance trade that brought our equity allocations back to their prescribed 64.4% weight. The timing of this move proved constructive for the portfolio as we bought more equity assets at what near what would prove to be the lows for the fiscal year.

In late autumn, the markets rallied on the ECB’s efforts to stabilize European banks that had exposure to troubled sovereign debt. On the heels of this rally, we implemented a ‘risk off’ trade in the Fund to reduce exposure to equity markets that had proven increasingly beholden to global policy-makers decisions and missteps. In this trade, we reduced equity exposure to near 55% of the portfolio and lifted our cash component to 10%.

When the markets appeared to have stabilized and returned to trading off of fundamentals rather than the latest policy moves of government officials around the world, we redeployed over half of the portfolio’s cash allocation into hedges against unanticipated inflation, while preserving our underweight in equity. Within the fixed income portion of the Fund, we reduced our allocation to international developed market bonds and more than doubled our allocation to higher-yielding, U.S. dollar denominated, emerging market debt where country fundamentals and economic growth prospects appear more sound than in the developed world.

We continue to look for opportunities to add value in the fund, whether through over- or underweighting asset classes we feel are attractive or expensive, entering new asset classes like inflation hedges added late this past year, or through selecting underlying managers we believe have the ability to outperform.

We thank you for your continued investment in this Fund and look forward to a challenging, but rewarding year.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was -8.41%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indexes are unmanaged and it is not possible to invest directly in an index.

ANNUAL REPORT  /  April 30, 2012

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***	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.
The Consumer Price Index provides a measure of inflation at the retail level.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2012  /  ANNUAL REPORT

17

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND – A SHARES* AND I SHARES†,*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Moderate Fund (A Shares) (the “Fund”) from April 30, 2002 to April 30, 2012, compared to the Standard & Poor’s 500 Index (“S&P 500”)2,3, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2, the Russell 3000 Index2,3 and the Moderate Blended Index.2,4

The graph below illustrates the hypothetical investment of $1,000,0002 in the Wilmington Strategic Allocation Moderate Fund (I Shares) (the “Fund”) from June 11, 2010 (start of performance) to April 30, 2012, compared to the S&P 5002,3, the BCAB2, the Russell 3000 Index2,3, and the Moderate Blended Index.2,4

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	(8.41)%	(2.87)%
5 Years	(0.43)%	N/A
10 Years or Start of Performance	2.61%	9.46%	[5]

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	2.37%	2.12%
After Waivers	1.87%	1.62%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, BCAB, Russell 3000 Index, S&P 500 and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	Effective March 12, 2012, the Fund replaced the S&P 500 Index with the Russell 3000 Index as the primary benchmark for the Fund, because the Russell 3000 Index is the more appropriate benchmark for the Fund.

4	Effective March 12, 2012, the Fund replaced the Blended Benchmark with the Moderate Blended Index as a secondary benchmark for the Fund, because the Moderate Blended Index is the more appropriate benchmark for the Fund. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US *unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

5	The start of performance for I shares was June 11, 2010.

†	The information presented above, for the periods prior to June 14, 2010, is historical information for the MTB Managed Allocation Fund—Moderate Growth Portfolio. See Reorganization note within the notes to financial statements.

*	Formerly Class A Shares and Institutional I Shares.

ANNUAL REPORT  /  April 30, 2012

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WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

(formerly known as Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund)

Management’s Discussion of Fund Performance

For the ten-month fiscal period ended April 30, 2012, Wilmington Strategic Allocation Aggressive Fund (the “Fund”) had a total return of -0.75%* for A Shares and -0.62%* for I Shares, versus its benchmarks, the Russell 3000 Index**, MSCI All Country World ex-US Investable Market Index**, and the Aggressive Blended Index**, which returned 6.51%, -8.98%, and 0.31%, respectively.

The Fund’s underperformance for the ten-month period ended April 30, 2012 can be attributed to a combination of asset allocation positioning of the Fund, and sub-advisor performance in the period. Active positioning of the Fund, when compared with the blended benchmark weights, was maintained at a relatively modest level over a period that continued the risk-on risk-off pattern of recent years. Active positioning accounted for approximately one-third of the performance shortfall versus the blended benchmark. An early overweight to small-cap domestic equity, an underweight of inflation hedges, and a non-benchmark position in global natural resources equity tended to detract from relative performance. An overweight of domestic versus international equity, and a non-benchmark position in high-yield fixed income, contributed positively to relative performance.

The performance of the active money managers who sub-advise portions of the underlying funds in which the Aggressive Fund invests accounted for approximately two-thirds of the performance shortfall in the period. The Wilmington Multi-Manager International Fund, which accounted for 28% of the assets of the Aggressive Asset Allocation Fund at the end of the period, trailed the MSCI All-Country World ex-US Index by 266 basis points
(-11.65% vs. -8.99%), and accounted for the majority of the shortfall.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for A Shares was -6.18%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. MSCI All Country World ex-US Index (ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the large-cap and mid-cap equity market performance of developed and emerging markets excluding the U.S. market. The MSCI All Country World ex-US Investable Market Index (ACWI IMI ex-US) is designed to also include the small-cap equity market performance which is not included in the ACWI ex-US. The ACWI ex-US and ACWI IMI ex-US Indices consisted of 45 country indices comprising 22 developed and 23 emerging market country indices. The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

The Consumer Price Index provides a measure of inflation at the retail level.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2012  /  ANNUAL REPORT

19

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND – A SHARES* AND I SHARES*

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Aggressive Fund (A Shares) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2012, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index2 and the Aggressive Blended Index.2,3

The graph below illustrates the hypothetical investment of $1,000,0002 in the Wilmington Strategic Allocation Aggressive Fund (I Shares) (the “Fund”) from December 20, 2005 (start of performance) to April 30, 2012, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index2 and the Aggressive Blended Index.2,3

Average Annual Total Returns for the Period Ended April 30, 2012

	A Shares	I Shares
1 Year	(9.47)%	(3.95)%
5 Years	(2.62)%	(1.30)%
Start of Performance (12/19/05)	1.27%	2.42%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for A Shares.

Annual Operating Expense Ratio

	A Shares	I Shares
Before Waivers	1.96%	1.71%
After Waivers	1.65%	1.40%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Fund, Russell 3000 Index, MSCI ACWI ex-USA Investable Market Index and Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

*	Formerly Class A Shares and Institutional Shares.

ANNUAL REPORT  /  April 30, 2012

20

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
Actual
A Shares	$1,000.00	$1,026.00	$7.00	1.39%
I Shares	$1,000.00	$1,027.00	$6.90	1.37%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,017.95	$6.97	1.39%
I Shares	$1,000.00	$1,018.05	$6.87	1.37%

WILMINGTON ROCK MAPLE ALTERNATIVES FUND
Actual
A Shares(3)	$1,000.00	$1,011.00	$7.43	2.48%
I Shares(3)	$1,000.00	$1,011.00	$5.93	1.98%
Hypothetical (assuming a 5% return before expense)
A Shares(3)	$1,000.00	$1,012.53	$12.41	2.48%
I Shares(3)	$1,000.00	$1,015.02	$9.92	1.98%

WILMINGTON MULTI-MANAGER REAL ASSET FUND
Actual
A Shares	$1,000.00	$1,049.20	$6.42	1.26%
I Shares	$1,000.00	$1,050.60	$5.05	0.99%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,018.60	$6.32	1.26%
I Shares	$1,000.00	$1,019.94	$4.97	0.99%

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND
Actual
A Shares	$1,000.00	$1,045.90	$3.26	0.64%
I Shares	$1,000.00	$1,048.10	$1.99	0.39%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,021.68	$3.22	0.64%
I Shares	$1,000.00	$1,022.92	$1.96	0.39%

April 30, 2012  /  ANNUAL REPORT

21

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
WILMINGTON STRATEGIC ALLOCATION MODERATE FUND
Actual
A Shares	$1,000.00	$1,047.00	$4.22	0.83%
I Shares	$1,000.00	$1,048.70	$2.95	0.58%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,020.74	$4.17	0.83%
I Shares	$1,000.00	$1,021.98	$2.92	0.58%

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND
Actual
Class A Shares	$1,000.00	$1,079.80	$3.98	0.77%
Class I Shares	$1,000.00	$1,080.40	$2.69	0.52%
Hypothetical (assuming a 5% return before expense)
A Shares	$1,000.00	$1,021.03	$3.87	0.77%
I Shares	$1,000.00	$1,022.28	$2.61	0.52%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period (except for Wilmington Rock Maple Alternatives Fund actual return information for A Shares and I Shares which reflect the 109 day period, respectively, from commencement of investment operations through April 30, 2012).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

(3)	Wilmington Rock Maple Alternatives Fund, A Shares and I Shares commenced investment operation on January 12, 2012.

ANNUAL REPORT  /  April 30, 2012

22

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager International Fund

At April 30, 2012, the Fund’s sector classifications were as follows: (unaudited)

Common Stocks	Percentage of Total Net Assets
Financial	19.3%
Consumer, Non-cyclical	15.1%
Basic Materials	11.1%
Industrial	10.3%
Consumer, Cyclical	10.2%
Energy	9.9%
Communications	8.7%
Technology	3.6%
Utilities	2.5%
Investment Companies	1.9%
Diversified	1.6%
Health Care	0.4%
Information Technology	0.3%
Call Warrants	1.6%
Preferred Stocks	1.5%
Certificates	0.2%
Real Estate Investment Trusts	0.1%
Rights	0.0%[3]
Cash Equivalents[1]	2.8%
Other Assets and Liabilities – Net[2]	(1.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

Country Allocation	Percentage of Total Net Assets
United Kingdom	15.7%
Japan	13.4%
Switzerland	5.8%
Canada	5.6%
Germany	5.2%
France	4.5%
Australia	4.2%
China	3.3%
South Korea	2.5%
Mexico	2.0%
Taiwan	1.9%
Hong Kong	1.8%
Russia	1.8%
South Africa	1.7%
Sweden	1.7%
Netherlands	1.5%
Italy	1.1%
Singapore	1.0%
Israel	1.0%
Spain	1.0%
All other Country less than 1.0%	16.3%
Investment Companies	1.9%
Call Warrants	1.6%
Preferred Stocks	1.5%
Certificates	0.2%
Real Estate Investment Trusts	0.1%
Rights	0.0%[3]
Cash Equivalents[1]	2.8%
Other Assets and Liabilities – Net[2]	(1.1)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 93.0%

ARGENTINA – 0.1%
Banco Macro SA ADR	3,500	$53,970
*BBVA Banco Frances SA ADR	5,120	24,934
Cresud SACIF y A ADR	9,926	94,098
[12]Grupo Financiero Galicia SA ADR	5,000	27,950
*Petrobras Argentina SA ADR	10,318	117,522

Description	Number of Shares	Value

*Telecom Argentina SA ADR	5,650	$82,659
TOTAL ARGENTINA		$401,133

AUSTRALIA – 4.2%
Alumina Ltd. ADR	4,000	19,040
Alumina Ltd.	79,820	96,474
AMP, Ltd.	2,828	12,582
Ansell Ltd.	1,276	19,743

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	23

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Asciano Ltd.	21,670	$106,799
*AWE Ltd	22,106	40,193
[12]Bank of Queensland Ltd.	7,786	60,520
Beach Energy Ltd.	28,553	41,651
Bendigo and Adelaide Bank Ltd.	13,703	107,512
BHP Billiton Ltd.	66,954	2,480,062
*BlueScope Steel Ltd.	120,724	49,686
Boral Ltd.	21,033	82,840
Brambles Ltd.	12,481	94,023
Brickworks Ltd.	1,116	12,093
Caltex Australia Ltd.	4,696	67,377
Campbell Brothers Ltd.	2,260	161,468
Challenger Ltd.	51,900	215,227
Coca-Cola Amatil, Ltd.	16,032	207,972
Cochlear Ltd.	1,488	101,785
Commonwealth Bank of Australia	5,380	291,327
Computershare Ltd.	2,578	22,590
Crown, Ltd.	13,476	127,776
CSL Ltd.	4,135	157,948
*Downer EDI Ltd.	63,750	239,792
DuluxGroup Ltd.	45,447	146,796
Echo Entertainment Group Ltd.	22,548	105,722
[12]Fairfax Media Ltd.	86,793	62,399
First Quantum Minerals Ltd.	3,125	64,914
Fleetwood Corp. Ltd.	2,292	31,356
Fortescue Metals Group Ltd.	15,758	92,604
Goodman Fielder Ltd.	242,392	165,427
Harvey Norman Holdings Ltd.	9,633	20,275
Iluka Resources Ltd.	3,900	69,081
Incitec Pivot, Ltd.	47,395	161,483
Insurance Australia Group, Ltd.	10,913	40,253
Leighton Holdings Ltd.	391	8,388
*,12Lynas Corp. Ltd.	12,324	14,446
Macquarie Group Ltd.	10,788	328,336
Metcash Ltd.	42,500	175,360
Miclyn Express Offshore Ltd.	11,930	25,855
Monadelphous Group Ltd.	5,406	130,906
National Australia Bank Ltd.	16,800	441,645
[12]New Hope Corp. Ltd.	34,191	173,495
Newcrest Mining Ltd.	55,161	1,511,591
NRW Holdings Ltd.	6,738	28,714
OneSteel Ltd.	227,828	309,788
Orica Ltd.	2,830	79,232
Origin Energy Ltd.	46,744	645,826
OZ Minerals Ltd.	17,496	170,085
*,12Paladin Energy Ltd.	419,300	696,838
*Qantas Airways Ltd.	37,254	63,465

Description	Number of Shares	Value

QR National Ltd.	14,150	$53,667
[12]Raiffeisen International Bank Holding AG	957	31,777
Ramsay Health Care Ltd.	2,723	56,830
Rio Tinto Ltd.	16,270	1,124,800
Santos, Ltd.	25,459	371,908
Seek Ltd.	2,387	17,808
Sims Metal Management Ltd.	6,362	94,262
Suncorp Group Ltd.	39,126	331,846
TABCORP Holdings Ltd.	50,830	152,001
Tatts Group Ltd.	42,161	113,338
Telstra Corp., Ltd.	24,995	92,194
Toll Holdings Ltd.	15,196	92,784
Transurban Group	8,366	51,168
Treasury Wine Estates Ltd.	61,839	278,351
Washington H Soul Pattinson & Co. Ltd.	3,937	56,692
Wesfarmers, Ltd.	44,126	1,392,185
Westfield Retail Trust	32,705	92,689
Woodside Petroleum Ltd.	24,548	893,176
Woolworths, Ltd.	8,963	242,253
WorleyParsons Ltd.	21,727	639,536
TOTAL AUSTRALIA		$16,760,025

AUSTRIA – 0.1%
Erste Bank DER Oesterreichischen Sparkassen AG	896	20,631
[12]Oesterreichische Post AG	1,424	50,517
12OMV AG	8,700	294,526
Strabag SE	762	20,355
[12]Verbund AG	452	12,651
Voestalpine AG	4,500	145,670
TOTAL AUSTRIA		$544,350

BELGIUM – 0.9%
[12]Ageas	54,091	98,450
Anheuser-Busch InBev NV	30,648	2,208,963
Colruyt SA	452	18,518
Delhaize Group SA ADR	2,400	116,904
Delhaize Group SA	3,000	146,037
Financiere de Tubize SA	1,311	49,094
KBC Groep NV	8,401	162,469
Mobistar SA	103	3,895
NV Bekaert SA	209	6,191
Solvay SA	2,239	272,458
UCB SA	12,738	594,949
Umicore SA	2,320	125,895
TOTAL BELGIUM		$3,803,823

BERMUDA – 0.0%**
Fairwood Ltd.	6,000	10,285
First Pacific Co. Ltd.	16,000	17,384

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

24	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Great Eagle Holdings Ltd.	3,000	$8,855
Lancashire Holdings Ltd.	4,656	60,828
Seadrill Ltd.	900	34,833
Shangri-La Asia, Ltd.	4,000	8,496
TOTAL BERMUDA		$140,681

BOTSWANA – 0.1%
Barclays Bank of Botswana Ltd.	100,300	97,028
Botswana Insurance Hldgs Ltd.	60,900	82,976
First National Bank of Botswana	274,700	102,927
Sechaba Breweries Ltd.	61,203	102,569
Standard Chartered Bank Botswana Ltd.	41,700	51,987
TOTAL BOTSWANA		$437,487

BRAZIL – 0.8%
All America Latina Logistica SA	11,400	51,613
Banco Do Brasil SA	9,167	113,737
Banco Santander Brasil SA	5,600	45,449
BM&FBovespa SA	15,307	85,523
BR Malls Participacoes SA	3,200	39,552
BRF – Brasil Foods SA	8,856	160,752
CCR SA	16,400	127,163
Centrais Eletricas Brasileiras SA	12,500	106,956
Cia de Saneamento Basico do Estado de Sao Paulo	4,800	188,963
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,400	189,984
Cia de Saneamento de Minas Gerais-COPASA	10,400	243,611
Cia Energetica de Minas Gerais	2,454	42,068
Cia Siderurgica Nacional SA	4,900	41,618
Cielo SA	7,224	217,006
Cosan SA Industria e Comercio	3,000	52,205
CPFL Energia SA	4,800	67,084
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,000	32,233
EDP – Energias do Brasil SA	30,300	211,257
Embraer SA	14,300	122,808
*Fibria Celulose SA	2,086	16,645
*Gafisa SA	6,800	12,522
*LLX Logistica SA	13,400	22,355
Localiza Rent a Car SA	2,700	46,177
Lojas Renner SA	2,500	79,440
Marfrig Alimentos SA	5,050	27,950
MRV Engenharia e Participacoes SA	6,600	38,572
Natura Cosmeticos SA	2,100	47,450
*OGX Petroleo e Gas Participacoes SA	13,400	93,568
Oi SA	9,480	63,659
*PDG Realty SA Empreendimentos e Participacoes	16,500	38,780

Description	Number of Shares	Value
Redecard SA	6,500	$108,302
Souza Cruz SA	5,500	85,465
Tim Participacoes SA	13,706	80,964
Totvs SA	4,400	85,408
Tractebel Energia SA	2,700	46,389
Ultrapar Participacoes SA	4,000	90,696
Weg SA	4,600	48,603
TOTAL BRAZIL		$3,172,527

BRITISH VIRGIN ISLANDS – 0.0%**
Arcos Dorados Holdings, Inc.	2,300	41,101

BULGARIA – 0.0%**
*Central Cooperative Bank AD	20,482	10,410
*Chimimport AD	10,600	9,312
*Doverie Holding AD	11,040	8,966
*Olovno Tzinkov Komplex AD	900	1,736
*Petrol AD	37,250	115,994
Sopharma AD Sofia	14,000	24,067
TOTAL BULGARIA		$170,485

CANADA – 5.6%
Agnico-Eagle Mines Ltd.	1,603	64,032
Agrium, Inc.	1,342	118,217
Alimentation Couche Tard, Inc.	7,500	325,328
Atco Ltd.	2,300	170,198
*Athabasca Oil Sands Corp.	3,132	36,778
Bank of Nova Scotia	9,855	546,558
Bank of Nova Scotia	7,848	435,360
Barrick Gold Corp.	22,048	891,874
Baytex Energy Corp.	536	28,329
BCE, Inc.	1,700	68,871
Bell Aliant, Inc.	1,300	34,426
Bombardier, Inc.	8,200	34,698
Brookfield Asset Management, Inc.	253	8,349
CAE, Inc.	1,400	15,306
Cameco Corp.	2,511	55,566
Cameco Corp.	25,588	565,495
Canadian Imperial Bank of Commerce	10,800	814,824
Canadian National Railway Co	8,492	724,681
Canadian Natural Resources Ltd.	10,521	365,605
Canadian Natural Resources Ltd.	15,953	554,241
Canadian Oil Sands Ltd.	182	4,022
Canadian Pacific Railway Ltd.	5,538	428,588
Canadian Tire Corp. Ltd.	2,273	158,973
Canadian Utilities Ltd.	698	49,171
CCL Industries, Inc.	2,400	91,982
Cenovus Energy, Inc.	8,930	324,078
Centerra Gold, Inc.	4,900	63,442

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	25

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Centerra Gold, Inc.	1,583	$20,496
*CGI Group, Inc.	1,400	31,420
Cineplex, Inc.	6,100	185,745
Crescent Point Energy Corp.	1,200	52,429
Dorel Industries, Inc.	8,700	263,241
Eldorado Gold Corp.	3,589	50,864
Empire Co. Ltd.	8,000	470,841
Enbridge, Inc.	7,470	312,986
Encana Corp.	13,452	281,745
Enerplus Corp.	1,090	20,170
Ensign Energy Services, Inc.	232	3,354
Ensign Energy Services, Inc.	1,500	21,683
Fairfax Financial Holdings Ltd.	457	187,356
Finning International, Inc.	1,116	31,180
Fortis, Inc.	957	33,190
Franco-Nevada Corp.	1,500	67,282
Genworth MI Canada, Inc.	1,061	22,050
George Weston Ltd.	1,400	89,469
Gildan Activewear, Inc.	600	17,280
Goldcorp, Inc.	16,840	644,893
Goldcorp, Inc.	11,423	437,044
Great-West Lifeco, Inc.	300	7,592
Groupe Aeroplan, Inc.	11,000	141,418
Husky Energy, Inc.	5,100	133,044
IAMGOLD Corp	2,000	24,800
IAMGOLD Corp.	2,480	30,754
Imperial Oil Ltd.	2,119	98,651
Inmet Mining Corp.	1,164	64,030
Intact Financial Corp.	1,031	66,566
*Ivanhoe Mines Ltd.	3,081	35,961
Kinross Gold Corp.	14,013	125,540
Laurentian Bank of Canada	5,700	254,058
Liquor Stores N.A. Ltd.	2,200	39,597
Loblaw Cos Ltd.	3,821	128,998
*Lundin Mining Corp.	45,100	219,143
MacDonald Dettwiler & Associates Ltd.	400	18,165
Magna International, Inc.	16,420	719,564
Manulife Financial Corp.	23,435	320,501
Manulife Financial Corp.	40,349	551,571
*Martinrea International, Inc.	10,100	94,983
*MEG Energy Corp.	937	40,796
Metro, Inc.	4,500	248,266
National Bank of Canada	7,400	577,558
*Neo Material Technologies, Inc.	6,100	67,246
*New Gold, Inc.	3,377	30,767
Nexen, Inc.	10,229	197,673
Onex Corp.	500	19,856

Description	Number of Shares	Value

*Open Text Corp.	300	$16,818
*Osisko Mining Corp.	1,673	17,224
Pacific Rubiales Energy Corp.	1,400	40,164
Pan American Silver Corp.	5,900	114,733
Pembina Pipeline Corp.	1,266	38,259
[12]Pembina Pipeline Corp.	4,207	127,251
Pengrowth Energy Corp.	576	5,178
Penn West Petroleum Ltd.	3	51
Penn West Petroleum Ltd.	3,500	59,990
PetroBakken Energy Ltd.	3,400	49,218
Potash Corp. of Saskatchewan, Inc.	11,008	468,023
Power Corp. of Canada	4,100	113,514
Progress Energy Resources Corp.	4,890	53,808
*Research In Motion Ltd.	1,406	20,106
*Research In Motion Ltd.	8,246	117,949
Ritchie Bros Auctioneers, Inc.	500	10,579
Rogers Communications, Inc.	2,798	104,431
RONA, Inc.	23,600	253,237
Saputo, Inc.	800	37,390
Shaw Communications, Inc.	2,000	41,221
Sherritt International Corp.	44,900	256,805
Shoppers Drug Mart Corp.	1,200	51,700
Silver Wheaton Corp.	3,576	109,179
SNC-Lavalin Group, Inc.	800	30,077
Sun Life Financial, Inc.	8,575	210,241
Suncor Energy, Inc.	58,650	1,937,288
Suncor Energy, Inc.	18,014	595,183
*SXC Health Solutions Corp.	1,000	90,682
Talisman Energy, Inc.	12,790	167,279
Teck Resources Ltd.	5,952	222,089
Teck Resources Ltd.	5,395	201,395
TELUS Corp.	1,181	69,305
Thomson Reuters Corp.	8,775	262,224
Tim Hortons, Inc.	1,000	57,721
Toromont Industries Ltd.	20,300	454,970
*Tourmaline Oil Corp.	1,041	25,091
TransAlta Corp.	10,072	167,009
TransCanada Corp.	13,910	611,964
Transcontinental, Inc.	18,800	220,001
Trinidad Drilling Ltd.	14,900	96,533
*Valeant Pharmaceuticals International, Inc.	1,463	81,381
Vermilion Energy, Inc.	282	13,674
Viterra, Inc.	103	1,659
West Fraser Timber Co. Ltd.	1,500	65,946
Yamana Gold, Inc.	36,986	542,518
TOTAL CANADA		$22,711,866

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

26	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

CAYMAN ISLANDS – 0.1%
China Mengniu Dairy Co. Ltd.	36,000	$111,360
Sands China Ltd.	25,600	100,636
Want Want China Holdings Ltd.	143,000	175,464
Wynn Macau Ltd.	40,400	129,657
TOTAL CAYMAN ISLANDS		$517,117

CHILE – 0.8%
Administradora de Fondos de Pensiones Provida SA	14,200	75,815
AES Gener SA	49,000	31,010
Antarchile SA	6,064	108,117
Banco de Chile	1,900,403	295,657
Banco de Credito e Inversiones	1,950	140,287
Banco Santander Chile	876,218	69,270
Banco Santander Chile ADR	1,260	103,081
CAP SA	2,590	108,651
Cencosud SA	32,500	207,019
Cia Cervecerias Unidas SA ADR	1,000	71,620
Cia General de Electricidad SA	7,900	44,133
*Colbun SA	194,247	55,259
Empresa Nacional de Electricidad SA ADR	3,400	185,708
Empresas CMPC SA	30,750	126,398
Empresas COPEC SA	14,446	234,513
Enersis SA	319,955	130,719
ENTEL Chile SA	3,669	72,835
Lan Airlines SA	4,626	130,360
Quinenco SA	15,702	48,556
SACI Falabella	30,748	301,712
*Sociedad Matriz SAAM SA	373,941	44,710
Sociedad Quimica y Minera de Chile SA ADR	6,170	359,649
Sonda SA	39,007	116,193
[12]Vina Concha y Toro SA ADR	1,100	46,189
TOTAL CHILE		$3,107,461

CHINA – 3.3%
Agile Property Holdings Ltd.	446,000	582,890
[12]Agricultural Bank of China Ltd.	270,000	128,412
*Alibaba.com Ltd.	41,500	71,247
*Aluminum Corp. of China Ltd.	142,000	68,999
*Anhui Conch Cement Co. Ltd.	28,500	95,506
*Baidu, Inc. ADR	9,950	1,320,365
Bank of China Ltd.	1,340,000	561,309
Bank of Communications Co. Ltd.	78,800	60,938
Beijing Capital International Airport Co. Ltd.	90,000	58,812
*Byd Co. Ltd.	15,000	39,537
China Citic Bank Corp. Ltd.	156,000	99,327
*China Coal Energy Co. Ltd.	45,000	51,678

Description	Number of Shares	Value

*China Communications Construction Co. Ltd.	96,000	$96,512
China Construction Bank Corp.	645,810	502,754
China COSCO Holdings Co. Ltd.	63,000	36,540
*China Eastern Airlines Corp. Ltd.	74,000	24,703
China Huiyuan Juice Group Ltd.	29,000	9,718
China International Marine Containers Group Co. Ltd.	39,000	57,203
*China Longyuan Power Group Corp.	732,000	578,343
*China Merchants Bank Co. Ltd.	55,552	120,575
China Minsheng Banking Corp. Ltd.	89,500	92,861
China Mobile Ltd.	93,000	1,030,250
China Oilfield Services Ltd.	30,000	48,642
China Overseas Land & Investment Ltd.	52,320	113,425
*China Pacific Insurance Group Co. Ltd.	23,800	77,762
China Petroleum & Chemical Corp.	594,000	640,040
China Railway Construction Corp. Ltd.	89,400	71,325
China Resources Land Ltd.	328,000	631,595
*China Shenhua Energy Co. Ltd.	52,000	230,891
*China Shipping Development Co. Ltd.	112,000	72,899
*,10Chongqing Iron & Steel Co. Ltd.	562,000	99,961
Chongqing Machinery & Electric Co. Ltd.	1,156,000	213,063
*Ctrip.com International Ltd. ADR	2,800	60,676
Datang International Power Generation Co. Ltd.	132,000	46,957
Dongfeng Motor Group Co. Ltd.	94,000	185,367
Evergrande Real Estate Group Ltd.	52,000	30,093
Focus Media Holding, Ltd. ADR	3,300	78,837
Golden Eagle Retail Group Ltd.	53,000	139,013
*Guangzhou Automobile Group Co. Ltd.	64,974	72,104
Industrial & Commercial Bank of China	1,343,000	896,643
Inner Mongolia Yitai Coal Co	6,600	37,660
Intime Department Store Group Co. Ltd.	35,000	44,209
[12]Jiangxi Copper Co. Ltd.	20,000	48,359
KWG Property Holding Ltd.	18,000	11,902
*Netease, Inc. ADR	1,100	66,352
*New Oriental Education & Technology Group ADR	24,401	652,239
Parkson Retail Group Ltd.	35,000	39,156
PetroChina Co. Ltd.	380,000	575,977
Ping An Insurance Group Co.	78,000	652,459
Shandong Weigao Group Medical Polymer Co. Ltd.	64,000	73,992
*Shanghai Electric Group Co. Ltd.	90,000	45,356
*Shanghai Zhenhua Heavy Industries Co. Ltd.	62,400	28,579
Shimao Property Holdings Ltd.	9,500	12,563
*,12SINA Corp.	1,000	58,510
Sinopec Shanghai Petrochemical Co. Ltd.	54,000	18,792
Soho China Ltd.	94,500	73,445
Tencent Holdings Ltd.	34,200	1,074,666

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	27

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Tingyi Cayman Islands Holding Corp.	46,000	$122,728
Wumart Stores, Inc.	27,000	62,431
Yangzijiang Shipbuilding Holdings Ltd.	52,000	49,584
Yantai Changyu Pioneer Wine Co. Ltd.	7,000	73,982
*Yanzhou Coal Mining Co. Ltd.	86,000	179,789
*ZTE Corp.	16,440	39,878
TOTAL CHINA		$13,440,380

COLOMBIA – 0.4%
Almacenes Exito SA	9,203	149,347
Banco de Bogota SA	2,920	83,008
BanColombia SA ADR	3,100	210,273
Cementos Argos SA	7,800	53,995
Corp. Financiera Colombiana SA	2,416	47,021
Ecopetrol SA	83,490	270,029
Empresa de Energia de Bogota SA	54,110	31,470
Empresa de Telecomunicaciones de Bogota	23,800	6,509
Grupo Aval Acciones y Valores	107,700	77,610
Grupo de Inversiones Suramericana SA	5,600	101,554
Grupo Nutresa SA	14,678	180,062
Grupo Odinsa SA	6,850	36,886
*Grupo Odinsa SA	334	1,759
Interconexion Electrica SA ESP	18,478	119,525
Inversiones Argos SA	9,500	91,637
Isagen SA ESP	46,200	64,619
Promigas SA	2,000	32,910
TOTAL COLOMBIA		$1,558,214

CROATIA – 0.1%
*Atlantska Plovidba DD	562	31,754
Ericsson Nikola Tesla	200	43,894
Hrvatski Telekom DD	5,250	191,891
Koncar-Elektroindustrija DD	920	82,453
*Petrokemija DD	1,500	70,979
*Podravka DD	1,000	41,669
Privredna Banka Zagreb DD	830	80,455
*Tankerska Plovidba DD	40	5,007
VIRO Tvornica Secera	370	29,209
*Zagrebacka Banka DD	3,000	22,475
TOTAL CROATIA		$599,786

CZECH REPUBLIC – 0.3%
CEZ AS	13,730	553,629
Komercni Banka AS	1,800	330,997
Telefonica Czech Republic AS	7,222	145,643
*Unipetrol AS	15,600	144,053
TOTAL CZECH REPUBLIC		$1,174,322

DENMARK – 0.9%
AP Moeller – Maersk A/S	80	625,743

Description	Number of Shares	Value

AP Moeller – Maersk A/S	41	$305,519
Carlsberg A/S	4,377	377,250
Coloplast A/S	137	25,351
*Danske Bank A/S	28,265	458,913
DSV A/S	1,213	27,626
H Lundbeck A/S	9,528	190,723
Novo-Nordisk A/S	9,242	1,363,229
Novozymes A/S	5,564	145,926
Pandora A/S	2,072	21,881
TDC A/S	8,413	60,326
TrygVesta A/S	98	5,467
*,12Vestas Wind Systems A/S	2,924	25,810
*William Demant Holding A/S	139	13,120
TOTAL DENMARK		$3,646,884

EGYPT – 0.4%
Alexandria Mineral Oils Co	4,000	56,752
Commercial International Bank Egypt SAE	49,870	211,103
Eastern Tobacco	6,070	91,342
Egyptian Co for Mobile Services	1,400	45,206
*Egyptian Financial Group-Hermes Holding	19,750	44,301
Egyptian International Pharmaceutical Industrial Co	8,690	48,170
Egyptian Kuwaiti Holding Co SAE	77,173	85,662
El Watany Bank of Egypt	5,466	16,990
ElSwedy Electric Co	6,134	21,998
Ezz Steel	50,600	61,103
Juhayna Food Industries	95,000	67,102
Misr Beni Suef Cement Co	5,875	51,993
Orascom Construction Industries	6,420	282,447
*Orascom Telecom Holding SAE	204,255	114,202
*Orascom Telecom Media And Technology Holding SAE	224,975	52,846
Oriental Weavers	5,605	17,728
Sidi Kerir Petrochemicals Co	44,250	90,034
Six of October Development & Investment	4,275	11,371
*Talaat Moustafa Group	66,887	46,802
Telecom Egypt Co	30,480	65,394
TOTAL EGYPT		$1,482,546

ESTONIA – 0.1%
AS Merko Ehitus	4,300	32,956
AS Tallinna Vesi	5,400	55,039
*Nordecon AS	12,000	18,267
Olympic Entertainment Group AS	42,630	82,782
*Tallink Group AS	306,420	265,673
Tallinna Kaubamaja AS	11,600	88,291
TOTAL ESTONIA		$543,008

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

28	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

FINLAND – 0.3%
Fortum OYJ	2,749	$59,131
Kemira OYJ	14,637	185,709
Kesko OYJ	2,195	58,633
Kone OYJ	1,086	67,205
Metso OYJ	4,947	212,166
Neste Oil OYJ	4,585	54,197
Nokian Renkaat OYJ	2,316	109,843
Stora Enso OYJ	19,709	134,357
UPM-Kymmene OYJ	16,967	217,180
Wartsila OYJ Abp	1,520	61,528
TOTAL FINLAND		$1,159,949

FRANCE – 4.5%
Accor SA	858	29,637
Aeroports de Paris	175	14,723
*Air France-KLM	275	1,320
Air Liquide SA	1,968	253,131
*Alcatel-Lucent	16,735	25,785
Alstom SA	1,259	44,963
Arkema SA	5,273	467,022
AtoS	272	17,518
*AXA SA	98,799	1,399,344
BioMerieux	68	5,577
BNP Paribas SA	17,098	686,899
Bollore	165	35,819
Bureau Veritas SA	382	34,035
Capital Gemini SA	2,110	82,366
Carrefour SA	509	10,224
*Casino Guichard Perrachon SA	2,184	214,480
[12]Christian Dior SA	8,199	1,235,613
Cie de St-Gobain	13,321	557,995
*Cie Generale de Geophysique – Veritas ADR	1,200	34,512
*Cie Generale de Geophysique – Veritas	1,920	54,667
Cie Generale des Etablissements Michelin	2,189	163,481
Cie Generale d’Optique Essilor International SA	1,512	133,175
Ciments Francais SA	1,374	88,028
CNP Assurances	2,460	34,517
Credit Agricole SA	43,057	221,310
Danone	12,645	889,633
Dassault Systemes SA	446	43,286
Edenred	839	26,798
Electricite de France SA	3,044	64,409
Eramet	30	3,989
Eutelsat Communications SA	579	20,609
France Telecom SA	24,508	335,279
12GDF Suez	40,922	941,987

Description	Number of Shares	Value

Groupe Eurotunnel SA	5,129	$43,160
Hermes International	1,651	584,054
Iliad SA	96	12,358
Imerys SA	219	12,448
Ipsen SA	173	4,612
*JCDecaux SA	395	11,208
Lafarge Cement WAPCO Nigeria PLC	155,000	40,289
Lafarge SA	5,924	230,974
Lagardere SCA	4,684	141,984
Legrand SA	2,246	75,812
L’Oreal SA	1,894	227,869
LVMH Moet Hennessy Louis Vuitton SA	1,819	301,337
Metropole Television SA	132	2,027
National Societe Generale Bank SAE	6,587	31,109
Natixis	28,991	88,340
Nexans SA	3,205	160,216
Pernod-Ricard SA	1,422	147,591
Peugeot SA	6,771	81,292
Publicis Groupe SA	1,400	72,200
Renault SA	8,566	389,204
Rexel SA	2,645	55,319
Sa des Ciments Vicat	165	9,488
Safran SA	978	36,248
Sanofi-Aventis SA	22,091	1,686,081
*Schneider Electric SA	6,376	391,695
SCOR SE	9,000	237,968
Societe BIC SA	157	17,293
Societe Generale SA	15,290	361,475
Societe Television Francaise 1	674	6,513
Sodexo	2,680	213,418
Suez Environnement Co.	58,568	826,043
Technip SA	920	104,037
Total SA	27,339	1,305,321
Vallourec SA	1,525	91,707
*Video Futur Entertainment Group SA	4,954	656
Vivendi SA	52,702	974,218
Zodiac Aerospace	7,779	856,096
TOTAL FRANCE		$18,003,791

GERMANY – 5.2%
Adidas AG	9,470	789,730
Aixtron Se NA	23,808	436,004
Allianz SE	7,073	788,136
BASF SE	20,456	1,683,952
Bayer AG	21,965	1,547,081
Bayerische Motoren Werke AG	17,944	1,705,661
Bechtle AG	4,150	186,883

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	29

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Beiersdorf AG	593	$41,602
Bilfinger Berger SE	5,099	466,325
Brenntag AG	209	26,033
CANCOM AG	7,586	133,754
Celesio AG	2,050	35,344
*Commerzbank AG	15,432	33,399
Continental AG	411	39,835
Daimler AG	14,029	775,582
Deutsche Bank AG	7,855	341,771
[12]Deutsche Bank AG	8,646	375,150
Deutsche Boerse AG	20,884	1,311,159
Deutsche Lufthansa AG	6,051	78,743
Deutsche Post AG	54,734	1,021,562
Deutsche Telekom AG	37,522	423,020
[12]Deutsche Telekom AG ADR	29,100	331,740
Duerr AG	1,316	83,145
E.ON AG	46,239	1,047,548
[12]Fraport AG Frankfurt Airport Services Worldwide	75	4,874
Fresenius Medical Care AG & Co KGaA	1,536	109,040
Fresenius SE & Co KGaA	9,055	903,750
GEA Group AG	1,277	42,141
Gesco AG	538	45,008
HeidelbergCement AG	4,508	247,849
Henkel AG & Co KGaA	3,053	186,867
Hochtief AG	270	15,829
Infineon Technologies AG	7,589	75,552
K+S AG	1,237	61,821
*Kabel Deutschland Holding AG	1,011	63,701
Lanxess AG	1,828	145,546
Linde AG	1,288	220,446
12MAN SE	482	60,893
Metro AG	4,863	156,905
Muenchener Rueckversicherungs AG	10,185	1,478,285
RWE AG	7,876	338,566
Salzgitter AG	1,747	91,204
SAP AG	29,671	1,967,305
Siemens AG	3,941	365,012
Suedzucker AG	389	11,841
[12]ThyssenKrupp AG	8,340	197,609
*TUI AG	416	3,040
United Internet AG	702	13,883
Volkswagen AG	1,369	233,676
TOTAL GERMANY		$20,743,802

GHANA – 0.1%
*Aluworks Ghana Ltd.	232,000	7,501
*CAL Bank Ltd.	498,146	67,108
*Ghana Commercial Bank Ltd.	106,696	109,240

Description	Number of Shares	Value

10HFC Bank Ghana Ltd.	243,750	$59,107
[10]Produce Buying Co. Ltd.	162,500	21,016
Standard Chartered Bank Ghana Ltd.	2,200	60,935
TOTAL GHANA		$324,907

GREECE – 0.0%**
*Coca-Cola Hellenic Bottling Co. SA	1,053	20,908
Hellenic Petroleum SA	12,659	93,000
*National Bank of Greece SA	17,182	38,210
TOTAL GREECE		$152,118

HONG KONG – 1.8%
AIA Group Ltd.	145,600	517,946
Asm Pacific Technology Ltd.	1,100	14,901
Bank of East Asia Ltd.	20,200	75,372
Beijing Enterprises Holdings Ltd.	7,000	39,156
BOC Hong Kong Holdings Ltd.	7,500	23,248
*,10Chaoda Modern Agriculture Holdings Ltd.	98,140	11,131
Cheung Kong Infrastructure Holdings Ltd.	3,000	17,806
China Agri-Industries Holdings Ltd.	51,000	37,599
China Gas Holdings Ltd.	10,000	4,975
China Green Holdings Ltd.	45,000	13,166
*China Life Insurance Co. Ltd.	64,000	173,226
China Merchants Holdings International Co. Ltd.	18,000	58,232
China Resources Enterprise Ltd.	26,000	94,501
China Resources Power Holdings Co. Ltd.	39,600	72,272
*China Southern Airlines Co. Ltd.	81,000	36,435
*China Telecom Corp. Ltd.	258,000	138,998
China Unicom Hong Kong Ltd.	380,652	677,051
China Yurun Food Group Ltd.	31,000	39,676
CLP Holdings, Ltd.	12,500	107,058
CNOOC Ltd.	183,000	390,122
COSCO Pacific Ltd.	38,000	55,345
Dickson Concepts International Ltd.	34,500	19,121
Esprit Holdings Ltd.	6,228	12,843
*Galaxy Entertainment Group Ltd.	14,000	43,758
Global Bio-Chem Technology Group Co. Ltd.	282,000	55,610
Hang Lung Properties Ltd.	18,000	66,584
Hang Seng Bank, Ltd.	600	8,244
*Harbin Electric Co. Ltd.	24,000	25,025
Henderson Land Development Co. Ltd.	45,048	256,632
*HKT Trust / HKT Ltd.	346	269
Hong Kong & China Gas Co., Ltd.	44,500	113,793
Hong Kong Exchanges and Clearing Ltd.	19,400	310,304
Hongkong & Shanghai Hotels	6,000	7,857
Hopewell Holdings Ltd.	10,000	26,873
Hutchison Port Holdings Trust	33,000	24,915
Hutchison Whampoa, Ltd.	58,400	561,897

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

30	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Kerry Properties Ltd.	10,500	$47,975
Kingboard Chemical Holdings Ltd.	113,500	318,177
Lenovo Group Ltd.	118,000	113,458
Li & Fung Ltd.	252,000	539,166
Lifestyle International Holdings Ltd.	3,000	7,037
MGM China Holdings Ltd.	46,000	85,257
MTR Corp. Ltd.	15,500	55,138
New World Development Co. Ltd.	102,697	127,996
Nine Dragons Paper Holdings Ltd.	93,000	76,714
Noble Group Ltd.	44,000	41,955
Orient Overseas International Ltd.	7,000	47,818
PCCW, Ltd.	8,000	2,980
PICC Property & Casualty Co. Ltd.	32,000	40,131
Shanghai Industrial Holdings Ltd.	13,000	43,481
SJM Holdings Ltd.	53,000	116,402
Sun Hung Kai Properties Ltd.	68,064	821,121
Swire Pacific, Ltd.	10,000	118,126
Swire Properties Ltd.	5,250	14,379
Wharf Holdings Ltd.	16,000	95,481
Wheelock & Co. Ltd.	68,000	229,628
Wing Hang Bank Ltd.	1,000	10,640
Xinyi Glass Holdings Ltd.	268,000	173,401
*Zijin Mining Group Co. Ltd.	90,000	29,348
TOTAL HONG KONG		$7,287,750

HUNGARY – 0.4%
EGIS Pharmaceuticals PLC	3,690	246,990
*FHB Mortgage Bank PLC	2,400	6,337
Magyar Telekom Telecommunications PLC	93,710	236,192
*MOL Hungarian Oil and Gas PLC	4,613	381,173
OTP Bank Nyrt	25,320	445,323
Richter Gedeon Nyrt	2,040	352,999
TOTAL HUNGARY		$1,669,014

INDIA – 0.9%
GAIL India Ltd. GDR	1,770	66,592
HDFC Bank Ltd. ADR	15,741	540,389
ICICI Bank Ltd. ADR	6,300	213,507
Infosys Ltd. ADR	9,868	467,250
Niko Resources Ltd.	17,854	752,223
*,6,7Reliance Industries Ltd. GDR	14,461	408,914
State Bank of India GDR	1,710	138,753
[12]Tata Motors Ltd. ADR	21,790	648,252
Tata Steel Ltd. GDR	38,100	333,756
Wipro Ltd. ADR	9,766	94,340
TOTAL INDIA		$3,663,976

INDONESIA – 0.8%
Adaro Energy Tbk PT	486,000	98,358

Description	Number of Shares	Value

AKR Corp.orindo Tbk PT	143,500	$64,408
Aneka Tambang Persero Tbk PT	190,000	35,558
Astra International Tbk PT	43,500	336,054
Bank Central Asia Tbk PT	335,500	292,041
Bank Danamon Indonesia Tbk PT	81,122	49,430
Bank Mandiri Persero Tbk PT	206,500	166,270
Bank Negara Indonesia Persero Tbk PT	166,000	72,700
Bank Rakyat Indonesia Persero Tbk PT	231,500	167,507
*Barito Pacific Tbk PT	269,000	20,781
Bumi Resources Tbk PT	556,000	122,507
Gudang Garam Tbk PT	18,000	115,946
Indocement Tunggal Prakarsa Tbk PT	70,000	137,479
Indofood Sukses Makmur Tbk PT	100,000	52,772
Indosat Tbk PT	70,500	37,204
Kalbe Farma Tbk PT	174,000	76,204
Lippo Karawaci Tbk PT	501,000	45,246
Perusahaan Gas Negara Persero Tbk PT	588,000	214,330
Semen Gresik Persero Tbk PT	89,000	117,660
Tambang Batubara Bukit Asam Persero Tbk PT	29,000	58,218
Telekomunikasi Indonesia Persero Tbk PT	449,500	415,728
Timah Persero Tbk PT	980,000	194,070
Unilever Indonesia Tbk PT	49,000	105,832
United Tractors Tbk PT	75,500	243,164
TOTAL INDONESIA		$3,239,467

IRELAND – 0.2%
CRH PLC ADR	6,847	139,200
*Elan Corp. PLC	3,601	49,811
*Irish Life & Permanent Group Holdings PLC	38,000	1,861
James Hardie Industries SE	17,644	137,697
Kerry Group PLC	4,673	211,363
Kerry Group PLC	1,457	66,605
TOTAL IRELAND		$606,537

ISRAEL – 1.0%
Bank Hapoalim BM	35,812	133,174
Bank Leumi Le-Israel BM	33,430	104,781
Delek Group Ltd.	50	9,762
*Discount Investment Corp.	10,300	52,393
Elbit Systems Ltd.	745	27,210
Israel Chemicals Ltd.	83,834	961,761
Israel Corp. Ltd.	39	25,484
*Israel Discount Bank Ltd.	45,421	58,997
*Mizrahi Tefahot Bank Ltd.	777	7,017
*NICE Systems Ltd.	366	13,883
*NICE Systems Ltd. ADR	17,639	677,691
Teva Pharmaceutical Industries Ltd.	10,501	475,296
Teva Pharmaceutical Industries Ltd. ADR	36,113	1,651,809
TOTAL ISRAEL		$4,199,258

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	31

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

ITALY – 1.1%
Assicurazioni Generali SpA	9,199	$125,298
Atlantia SpA	1,460	22,128
Banca Monte dei Paschi di Siena SpA	101,271	35,966
[12]Banco Popolare SC	12,600	18,713
Davide Campari-Milano SpA	54,006	381,744
De’Longhi SpA	26,430	372,244
Enel Green Power SpA	10,670	17,231
Enel SpA	53,600	175,956
ENI SpA	24,800	550,520
Exor SpA	752	17,490
Fiat Industrial SpA	5,647	64,060
*Fiat SpA	16,729	80,782
Finmeccanica SpA	6,450	27,714
Intesa Sanpaolo SpA	32,448	43,338
Luxottica Group SpA	672	24,062
Mediaset SpA	13,498	32,107
Mediobanca SpA	4,477	21,868
*Milano Assicurazioni SpA	19,800	6,592
Pirelli & C SpA	11,999	146,124
*Prada SpA	89,300	606,563
Prysmian SpA	1,573	25,611
Saipem SpA	18,364	907,188
*Telecom Italia SpA	189,456	215,297
*Telecom Italia SpA ADR	6,400	72,448
UniCredit SpA	56,859	226,244
Unione di Banche Italiane SCPA	25,628	95,190
TOTAL ITALY		$4,312,478

JAPAN – 13.4%
ABC-Mart, Inc.	100	3,641
Advantest Corp.	1,000	16,784
Aeon Co., Ltd.	13,900	181,759
Aeon Credit Service Co. Ltd.	200	3,507
Aeon Mall Co., Ltd.	400	8,923
Ai Holdings Corp.	4,600	29,038
Aisan Industry Co. Ltd.	7,400	78,875
Aisin Seiki Co., Ltd.	1,700	60,556
Ajinomoto Co., Inc.	35,000	452,843
Alfresa Holdings Corp.	1,300	60,164
All Nippon Airways Co. Ltd.	11,000	32,239
Alpen Co., Ltd.	1,200	24,484
Amada Co., Ltd.	52,000	355,611
*Arrk Corp.	13,800	14,519
Asahi Glass Co., Ltd.	18,000	142,711
Asahi Group Holdings Ltd.	3,100	70,006
Asahi Kasei Corp.	73,000	453,507

Description	Number of Shares	Value

Asics Corp.	2,000	$21,718
Autobacs Seven Co., Ltd.	2,400	115,280
Azbil Corp.	2,800	60,251
Bando Chemical Industries Ltd.	6,000	22,169
Benesse Holdings, Inc.	400	19,840
Bridgestone Corp.	4,800	114,529
Brother Industries Ltd.	29,000	393,011
Canon Marketing Japan, Inc.	1,600	20,721
Canon, Inc.	17,900	822,809
Central Japan Railway Co.	40	332,666
Century Tokyo Leasing Corp.	2,200	44,226
Chiyoda Corp.	2,000	24,274
Chugai Pharmaceutical Co., Ltd.	1,200	21,703
Citizen Holdings Co., Ltd.	4,600	28,980
Coca-Cola West Co., Ltd.	1,400	25,391
COMSYS Holdings Corp.	3,000	30,361
Cosmo Oil Co., Ltd.	12,000	33,367
Dai Nippon Printing Co., Ltd.	15,000	133,955
Daicel Corp.	4,000	25,451
Daihatsu Motor Co., Ltd.	8,000	152,104
Dai-ichi Life Insurance Co., Ltd.	97	122,951
Daikin Industries Ltd.	2,200	58,527
Dainippon Sumitomo Pharma Co., Ltd.	5,300	53,239
Daishi Bank Ltd.	6,000	18,712
Daito Trust Construction Co., Ltd.	17,700	1,598,409
Daiwa Securities Group, Inc.	15,000	57,114
Dena Co., Ltd.	15,700	492,198
Dentsu, Inc.	1,500	46,274
DTS Corp.	2,600	35,529
East Japan Railway Co.	15,500	966,809
Eizo Nanao Corp.	9,500	183,717
Faith, Inc.	244	30,103
FamilyMart Co., Ltd.	300	13,377
FANUC Corp.	7,800	1,327,680
Fast Retailing Co. Ltd.	400	89,830
Fuji Heavy Industries Ltd.	13,000	99,813
Fuji Media Holdings, Inc.	77	130,294
FUJIFILM Holdings Corp	28,000	598,647
Fukuoka Financial Group, Inc.	23,000	96,217
Furukawa Electric Co., Ltd.	1,000	2,730
Geo Holdings Corp.	200	242,485
Glory, Ltd.	1,200	25,777
Gree, Inc.	900	24,247
GS Yuasa Corp.	2,000	10,371
Gulliver International Co., Ltd.	1,290	46,291
Gunma Bank Ltd.	12,000	61,022
H2O Retailing Corp	2,000	17,635

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

32	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Hachijuni Bank Ltd.	13,000	$70,992
Hakuhodo DY Holdings, Inc.	900	56,476
Hamamatsu Photonics KK	300	12,005
Hankyu Hanshin Holdings, Inc.	19,000	88,765
Hirose Electric Co., Ltd.	100	10,534
Hisamitsu Pharmaceutical Co., Inc.	300	13,377
Hitachi Capital Corp.	11,200	186,433
Hitachi Construction Machinery Co., Ltd.	500	10,941
Hitachi High-Technologies Corp.	1,800	45,474
Hitachi Metals Ltd.	64,000	803,206
Hitachi Transport System Ltd.	1,300	23,854
Hitachi, Ltd.	19,000	121,844
Hokuhoku Financial Group, Inc.	29,000	50,852
Hokuriku Electric Power Co	4,000	68,487
Honda Motor Co. Ltd.	29,500	1,070,040
House Foods Corp.	1,600	27,014
Hoya Corp.	3,000	69,138
Idemitsu Kosan Co., Ltd.	700	64,704
IHI Corp.	7,000	17,009
Imasen Electric Industrial	2,300	31,717
Information Services International-Dentsu Ltd.	3,500	28,538
Inpex Corp.	64	424,850
Isetan Mitsukoshi Holdings Ltd.	8,900	97,427
IT Holdings Corp.	6,400	82,405
Ito En Ltd.	100	1,814
ITOCHU Corp.	21,100	239,437
Iyo Bank Ltd.	10,000	83,166
J Front Retailing Co. Ltd.	15,000	77,405
Japan Steel Works Ltd.	3,000	18,337
Japan Tobacco, Inc.	33	183,310
JFE Holdings, Inc.	6,600	124,908
JGC Corp.	2,000	57,916
Joyo Bank Ltd.	12,000	52,605
JS Group Corp.	6,200	122,152
JTEKT Corp.	7,300	80,736
Jupiter Telecommunications Co. Ltd.	700	741,734
Juroku Bank Ltd.	3,000	9,469
JX Holdings, Inc.	102,780	583,158
Kamigumi Co., Ltd.	8,000	64,429
Kaneka Corp.	9,000	55,912
Kansai Paint Co. Ltd.	2,000	21,593
KAO Corp.	22,300	599,675
Kawasaki Heavy Industries Ltd.	7,000	21,217
*Kawasaki Kisen Kaisha, Ltd.	23,000	48,973
KDDI Corp.	74	486,599
Keikyu Corp.	4,000	34,369
Keio Corp.	5,000	36,197

Description	Number of Shares	Value

Keisei Electric Railway Co., Ltd.	1,000	$7,740
Keyence Corp.	4,070	966,523
Kikkoman Corp.	2,000	23,522
Kinden Corp.	3,000	20,854
Kintetsu Corp.	12,000	42,385
Kirin Holdings Co. Ltd.	22,000	281,614
Kobe Steel Ltd.	32,000	46,093
Koito Manufacturing Co. Ltd.	2,000	31,062
Komatsu Ltd.	30,000	869,865
Konami Corp.	1,200	35,020
Konica Minolta Holdings, Inc.	24,500	200,689
Kubota Corp.	10,000	97,194
Kuraray Co. Ltd.	2,000	28,657
Kurita Water Industries Ltd.	600	14,737
Kuroda Electric Co. Ltd.	3,500	35,991
Kyocera Corp. ADR	300	29,193
Kyocera Corp.	12,300	1,210,897
Kyowa Exeo Corp.	16,100	147,005
Kyowa Hakko Kirin Co. Ltd.	9,000	95,028
Lawson, Inc.	500	33,129
Mabuchi Motor Co. Ltd.	800	33,717
Makita Corp.	600	23,221
Marubeni Corp.	48,000	335,471
Marudai Food Co. Ltd.	12,000	46,443
Marui Group Co. Ltd.	5,100	40,626
Maruichi Steel Tube Ltd.	65	1,436
Matsui Securities Co. Ltd.	600	3,697
*Mazda Motor Corp.	120,000	196,893
McDonald’s Holdings Co Japan Ltd.	300	8,522
Medipal Holdings Corp.	5,550	70,487
MEIJI Holdings Co. Ltd.	2,200	97,683
Meitec Corp.	1,400	28,863
Minebea Co. Ltd.	1,000	4,572
Ministop Co. Ltd.	9,600	169,659
Miraca Holdings, Inc.	3,400	134,356
Mitsubishi Chemical Holdings Corp.	25,000	132,139
Mitsubishi Corp.	60,300	1,316,419
Mitsubishi Electric Corp.	30,000	265,656
Mitsubishi Estate Co. Ltd.	9,000	160,521
Mitsubishi Gas Chemical Co., Inc.	14,000	92,234
Mitsubishi Heavy Industries Ltd.	101,000	460,471
Mitsubishi Logistics Corp.	3,000	33,104
Mitsubishi Materials Corp.	26,000	78,156
*Mitsubishi Motors Corp.	22,000	24,800
Mitsubishi Tanabe Pharma Corp.	4,767	66,394
Mitsubishi UFJ Financial Group, Inc.	383,994	1,861,293
Mitsui & Co. Ltd.	7,792	122,384

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	33

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Mitsui Chemicals, Inc.	18,000	$52,079
Mitsui Engineering & Shipbuilding Co. Ltd.	2,000	2,956
Mitsui Fudosan Co. Ltd.	6,000	110,997
Mitsui Home Co. Ltd.	5,000	26,303
Mitsui Osk Lines, Ltd.	7,000	27,355
Mizuho Financial Group, Inc.	150,120	238,793
MS&AD Insurance Group Holdings	7,900	146,740
Murata Manufacturing Co. Ltd.	1,700	97,839
Nabtesco Corp.	1,000	21,568
Nagase & Co. Ltd.	3,000	36,448
Namco Bandai Holdings, Inc.	23,300	335,025
*NEC Corp.	85,000	154,372
NET One Systems Co. Ltd.	5,200	71,383
NGK Insulators Ltd.	2,000	25,175
Nichirei Corp.	1,000	4,559
Nidec Corp.	10,200	919,839
Nihon Kohden Corp.	6,600	193,685
Nihon Trim Co. Ltd.	850	22,219
Nikon Corp.	2,800	83,923
Nintendo Co., Ltd.	800	109,218
Nippon Electric Glass Co. Ltd.	9,000	73,497
Nippon Express Co. Ltd.	108,000	409,869
Nippon Meat Packers, Inc.	5,000	64,191
Nippon Paper Group, Inc.	2,200	44,088
Nippon Sheet Glass Co. Ltd.	30,000	39,078
Nippon Shokubai Co., Ltd.	4,000	45,090
Nippon Steel Corp.	51,000	128,394
Nippon Telegraph & Telephone Corp.	10,700	485,815
Nippon Television Network Corp.	180	27,956
Nippon Thompson Co. Ltd.	11,000	61,172
Nippon Yusen KK	45,000	134,143
Nishi-Nippon City Bank Ltd.	17,000	44,927
Nissan Motor Co. Ltd.	58,400	611,503
*Nissha Printing Co. Ltd.	100	1,137
Nisshin Seifun Group, Inc.	6,500	79,622
Nisshin Steel Co., Ltd.	15,000	21,230
Nisshinbo Holdings, Inc.	3,000	26,566
Nissin Foods Holdings Co. Ltd.	300	11,291
Nitori Holdings Co. Ltd.	200	18,412
Nitto Denko Corp.	900	37,312
NOF Corp.	42,000	211,473
NOK Corp.	500	10,415
Nomura Real Estate Holdings, Inc.	500	8,811
Nomura Research Institute Ltd.	500	11,554
NS Solutions Corp.	1,200	23,462
NSK, Ltd.	11,000	76,328
NTT Data Corp.	7	24,400

Description	Number of Shares	Value

NTT DoCoMo, Inc.	200	$341,182
NTT Urban Development Corp.	6	4,637
Obara Group, Inc.	2,000	26,754
Obayashi Corp.	15,000	63,690
Odakyu Electric Railway Co. Ltd.	6,000	55,611
OJI Paper Co. Ltd.	31,000	142,497
*Olympus Corp.	3,800	59,970
Omron Corp.	1,100	23,518
Onward Holdings Co. Ltd.	2,000	15,656
Oriental Land Co. Ltd.	300	33,292
Osaka Gas Co., Ltd.	44,000	178,006
Otsuka Corp.	300	24,161
Otsuka Holdings Co. Ltd.	18,700	564,467
Panasonic Corp.	70,100	546,119
Rakuten, Inc.	1,351	1,505,999
*Renesas Electronics Corp.	1,900	11,018
Rengo Co., Ltd.	7,000	51,290
Ricoh Co., Ltd.	18,000	163,226
Riken Corp.	8,000	34,068
Rinnai Corp.	200	14,654
Rohm Co. Ltd.	7,500	340,055
Round One Corp.	18,200	119,221
San-In Godo Bank Ltd.	2,000	14,429
Sankyo Co. Ltd.	1,000	48,347
Sankyu, Inc.	44,000	175,251
Sanrio Co. Ltd.	500	22,013
Santen Pharmaceutical Co. Ltd.	400	16,708
Sapporo Hokuyo Holdings, Inc.	13,000	45,591
Sasebo Heavy Industries Co. Ltd.	17,000	25,551
SBI Holdings, Inc.	771	62,769
Secom Co. Ltd.	1,500	71,393
Sega Sammy Holdings, Inc.	1,500	31,469
Seiko Epson Corp.	1,300	17,520
Sekisui Chemical Co. Ltd.	6,000	54,108
Sekisui House Ltd.	15,000	139,967
Seven & I Holdings Co. Ltd.	2,000	60,696
Seven Bank Ltd.	1,000	2,480
Sharp Corp.	30,563	197,526
Shiga Bank Ltd.	8,000	45,792
Shikoku Electric Power Co., Inc.	3,600	93,021
Shimadzu Corp.	1,000	8,968
Shimamura Co. Ltd.	100	11,360
Shimano, Inc.	300	19,765
Shimizu Corp.	20,000	76,152
Shin-Etsu Chemical Co. Ltd.	1,000	58,116
Shinko Electric Industries Co. Ltd.	300	2,829
Shinsei Bank Ltd.	9,000	11,723

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

34	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Shionogi & Co. Ltd.	1,700	$22,251
Ship Healthcare Holdings, Inc.	2,100	49,554
Shiseido Co. Ltd.	2,000	35,120
SMC Corp.	3,000	503,882
Softbank Corp.	16,000	480,160
Sojitz Corp.	30,900	52,248
Sony Corp.	43,600	718,657
Sony Financial Holdings, Inc.	800	13,106
SRA Holdings	1,200	13,677
Sumitomo Bakelite Co., Ltd.	7,000	36,385
Sumitomo Corp.	86,500	1,235,095
Sumitomo Electric Industries, Ltd.	52,200	711,997
Sumitomo Heavy Industries Ltd.	32,000	165,932
Sumitomo Metal Industries Ltd.	29,000	52,668
Sumitomo Mitsui Financial Group, Inc.	16,000	517,836
Sumitomo Mitsui Trust Holdings, Inc.	26,820	79,278
Sumitomo Realty & Development Co. Ltd.	2,000	48,196
Suruga Bank Ltd.	1,000	10,020
Suzuken Co. Ltd.	2,300	69,714
Suzuki Motor Corp.	1,900	45,144
Sysmex Corp.	20,200	817,209
T&D Holdings, Inc.	3,200	34,750
Taiheiyo Cement Corp.	1,000	2,392
Taisei Corp.	24,000	61,022
Taisho Pharmaceutical Holdings Co. Ltd.	200	15,982
Taiyo Nippon Sanso Corp.	1,000	6,939
Takashimaya Co. Ltd.	5,000	38,076
Takeda Pharmaceutical Co. Ltd.	7,600	331,738
TDK Corp.	100	5,286
Teijin, Ltd.	13,000	43,963
Terumo Corp.	10,900	501,722
THK Co. Ltd.	600	12,054
Tobu Railway Co., Ltd.	7,000	35,684
Toda Corp.	4,000	12,776
Toho Co. Ltd.	500	8,993
Toho Gas Co. Ltd.	1,000	6,037
Tokai Rika Co. Ltd.	7,900	147,828
Tokio Marine Holdings, Inc.	43,200	1,114,088
Tokuyama Corp.	7,000	22,007
Tokyo Broadcasting System Holdings, Inc.	700	9,522
Tokyo Electron, Ltd.	22,400	1,249,900
TOKYO KEIKI INC	8,000	17,034
Tokyo Steel Manufacturing Co. Ltd.	4,500	34,494
*Tokyo Tatemono Co. Ltd.	9,000	33,592
Tokyu Corp.	6,000	28,106
Tokyu Land Corp.	36,000	174,950
Toppan Printing Co. Ltd.	18,000	122,419

Description	Number of Shares	Value

Toray Industries, Inc.	12,000	$92,735
Tosei Corp.	101	41,113
Toshiba Corp.	32,000	131,864
Tosoh Corp.	95,000	265,343
TOTO Ltd.	1,000	7,415
Toyo Ink SC Holdings Co. Ltd.	1,000	3,995
Toyo Seikan Kaisha Ltd.	5,600	75,191
Toyo Suisan Kaisha, Ltd.	1,000	25,676
Toyo Tire & Rubber Co. Ltd.	62,000	170,065
Toyoda Gosei Co. Ltd.	300	6,177
Toyota Boshoku Corp.	300	3,709
Toyota Industries Corp.	300	8,541
Toyota Motor Corp.	75,330	3,118,306
Toyota Tsusho Corp.	6,800	135,676
Trend Micro, Inc.	500	15,243
Tsumura & Co	300	8,015
Unicharm Corp.	800	44,689
UNY Co. Ltd.	6,000	70,040
Ushio, Inc.	500	6,569
Wacoal Holdings Corp.	4,000	46,443
West Japan Railway Co.	5,500	226,296
Yahoo Japan Corp.	84	25,261
Yakult Honsha Co. Ltd.	500	18,462
Yamada Denki Co. Ltd.	870	56,664
Yamaguchi Financial Group, Inc.	6,000	51,703
Yamaha Corp.	6,400	62,445
Yamaha Motor Co. Ltd.	700	9,425
Yamato Holdings Co. Ltd.	2,100	32,536
Yamato Kogyo Co. Ltd.	1,600	45,771
Yamazaki Baking Co. Ltd.	1,000	14,817
Yaskawa Electric Corp.	1,000	8,755
Yellow Hat Ltd.	2,100	36,403
Yokogawa Electric Corp.	700	6,769
Yokohama Rubber Co. Ltd.	19,100	140,906
Yorozu Corp.	1,200	24,319
TOTAL JAPAN		$53,961,246

JORDAN – 0.2%
Arab Bank PLC	30,435	350,999
Arab Potash Co	2,100	119,758
Bank of Jordan	14,070	42,953
*Capital Bank of Jordan	21,205	35,664
Jordan Petroleum Refinery Co	1,380	11,000
*Jordan Phosphate Mines	1,700	33,133
Jordan Steel	5,259	14,494
Jordan Telecommunications Co PSC	9,750	74,687
Jordanian Electric Power Co	10,917	47,368

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	35

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

*,10Middle East Complex for Engineering Electric and Heavy Industries PLC	60	$12
*Taameer Jordan Holdings PSC	12,900	4,376
TOTAL JORDAN		$734,444

KAZAKHSTAN – 0.1%
Eurasian Natural Resources Corp. PLC	21,112	191,700
*Halyk Savings Bank of Kazakhstan JSC	21,790	147,083
*Kazkommertsbank JSC	19,000	54,150
KazMunaiGas Exploration Production JSC	9,700	186,004
TOTAL KAZAKHSTAN		$578,937

KENYA – 0.2%
Athi River Mining Ltd.	29,200	65,590
Bamburi Cement Co. Ltd.	26,700	47,467
Barclays Bank of Kenya Ltd.	493,600	75,893
East African Breweries Ltd.	66,980	168,959
Equity Bank Ltd.	470,900	117,371
Kenya Airways Ltd.	402,900	71,869
Kenya Commercial Bank Ltd.	244,300	66,027
Kenya Power & Lighting Ltd.	178,087	32,943
Nation Media Group Ltd.	26,620	53,400
Safaricom Ltd.	2,400,100	95,139
Standard Chartered Bank Kenya Ltd.	9,711	19,247
TOTAL KENYA		$813,905

LATVIA – 0.0%**
*Latvian Shipping Co	36,206	20,558

LEBANON – 0.1%
*Solidere GDR	18,936	259,423

LITHUANIA – 0.1%
Apranga PVA	22,400	55,595
*Invalda PVA	17,284	65,662
Lesto AB	19,018	16,187
*Lietuvos Energijos Gamyba	10,949	5,797
*Litgrid AB	8,818	5,860
Panevezio Statybos Trestas	16,900	26,621
Pieno Zvaigzdes	10,687	24,473
*Siauliu Bankas	58,107	20,306
TOTAL LITHUANIA		$220,501

LUXEMBOURG – 0.6%
Arcelormittal	11,319	195,752
[12]ArcelorMittal	31,453	545,080
*Kernel Holding SA	4,220	93,011
Millicom International Cellular SA	5,156	547,719
RTL Group SA	889	87,081
SES SA	34,468	825,359
*Subsea 7 SA	5,065	131,251

Description	Number of Shares	Value

Tenaris SA	3,354	$64,953
TOTAL LUXEMBOURG		$2,490,206

MALAYSIA – 0.8%
Alliance Financial Group Bhd	28,800	37,594
Axiata Group Bhd	45,000	78,966
Batu Kawan Bhd	12,600	78,282
British American Tobacco Malaysia Bhd	4,100	75,252
Bursa Malaysia Bhd	14,500	32,345
CIMB Group Holdings Bhd	54,800	134,193
DiGi.Com Bhd	50,000	66,755
DRB-Hicom Bhd	129,790	109,374
Gamuda Bhd	81,100	95,412
Genting Bhd	47,800	163,335
Genting Malaysia Bhd	57,900	73,475
Hong Leong Bank Bhd	16,400	66,229
IJM Corp. Bhd	40,860	73,996
IOI Corp. Bhd	75,280	129,862
KLCC Property Holdings Bhd	24,500	27,447
*KNM Group Bhd	27,075	7,471
Kuala Lumpur Kepong Bhd	15,400	120,309
Kulim Malaysia Bhd	17,300	24,183
Malayan Banking Bhd	50,490	143,995
Malaysian Resources Corp. Bhd	83,700	46,193
Maxis Bhd	62,200	125,798
MISC Bhd	24,700	39,180
MMC Corp. Bhd	48,400	42,226
Muhibbah Engineering M Bhd	68,300	27,762
Multi-Purpose Holdings Bhd	36,500	32,326
Petronas Chemicals Group Bhd	110,500	238,455
Petronas Dagangan Bhd	18,600	119,001
PPB Group Bhd	14,100	77,909
Public Bank Bhd	19,800	89,643
RHB Capital Bhd	9,900	24,112
SapuraCrest Petroleum Bhd	27,700	46,411
*Scomi Group Bhd	69,500	5,972
Sime Darby Bhd	78,946	254,109
Ta Ann Holdings Bhd	15,840	34,130
Telekom Malaysia Bhd	35,100	62,521
Tenaga Nasional Bhd	60,025	127,548
UMW Holdings Bhd	15,400	40,052
Wah Seong Corp. Bhd	35,921	24,098
WCT Bhd	35,466	27,543
YTL Corp. Bhd	95,790	51,282
YTL Power International Bhd	69,316	39,400
TOTAL MALAYSIA		$3,114,146

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

36	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

MAURITIUS – 0.2%
*Lux Island Resorts Ltd.	7,000	$5,060
Mauritius Commercial Bank	38,600	220,571
Mauritius Development Invest Trust	265,200	45,645
New Mauritius Hotels Ltd.	18,900	46,193
Rogers And Co. Ltd.	7,100	77,966
State Bank of Mauritius Ltd.	55,800	155,587
Sun Resorts Ltd.	24,969	33,865
TOTAL MAURITIUS		$584,887

MEXICO – 2.0%
Alfa SAB de CV	39,300	562,228
America Movil SAB de CV	1,188,524	1,586,712
America Movil SAB de CV	35,690	951,138
Arca Continental SAB de CV ADR	12,700	64,602
*Cemex SAB de CV	355,268	256,920
*Coca-Cola Femsa SAB de CV	6,400	67,931
Compartamos SAB de CV	108,000	131,332
*Corp. GEO SAB de CV	18,100	24,178
Corp. Moctezuma SAB de CV	20,900	48,937
*Empresas ICA SAB de CV	20,800	37,653
Fomento Economico Mexicano SAB de CV	46,900	380,897
Grupo Aeroportuario del Centro Norte Sab de CV	17,800	36,253
Grupo Aeroportuario del Pacifico SAB de CV	14,700	57,193
Grupo Bimbo SAB de CV	53,600	127,890
Grupo Carso SAB de CV	24,800	83,771
Grupo Elektra SA de CV	1,460	88,883
Grupo Financiero Banorte SAB de CV	108,900	525,190
Grupo Financiero Inbursa SA	195,500	429,994
Grupo Mexico SAB de CV	138,321	426,348
Grupo Modelo SAB de CV	16,500	116,600
Grupo Televisa SAB	60,600	266,109
*Impulsora del Desarrollo y El Empleo en America Latina SAB de CV	56,900	107,458
*Industrias CH SAB de CV	7,500	34,028
Industrias Penoles SAB de CV	4,530	212,242
Kimberly-Clark de Mexico SAB de CV	42,000	85,606
Mexichem SAB de CV	20,292	75,632
*Minera Frisco SAB de CV	24,800	107,341
*Organizacion Soriana SAB de CV	10,800	30,694
*Promotora y Operadora de Infraestructura SAB de CV	13,900	67,857
TV Azteca SAB de CV	38,700	25,313
*Urbi Desarrollos Urbanos SAB de CV	22,900	24,067
Wal-Mart de Mexico SAB de CV	138,900	397,209
Wal-Mart de Mexico SAB de CV ADR	14,839	423,653
TOTAL MEXICO		$7,861,859

Description	Number of Shares	Value

MOROCCO – 0.4%
Attijariwafa Bank	6,559	$258,621
Auto Hall	3,700	26,366
Banque Centrale Populaire	3,900	89,857
Banque Marocaine du Commerce et de l’Industrie	320	28,618
Banque Marocaine du Commerce Exterieur	6,980	163,309
Brasseries Maroc	171	35,540
Cie Generale Immobiliere	390	34,507
Ciments du Maroc	500	56,354
Credit Immobilier et Hotelier	800	23,753
Douja Promotion Groupe Addoha SA	13,520	100,196
Holcim Maroc SA	520	118,884
Lafarge Ciments	365	65,457
Maroc Telecom SA	21,650	331,435
*SAMIR	440	27,173
*Sonasid	210	36,912
TOTAL MOROCCO		$1,396,982

NETHERLANDS – 1.5%
*Aegon NV	96,730	446,735
AKZO Nobel NV	3,317	177,758
ASML Holding NV	9,509	483,845
Delta Lloyd NV	2,063	34,777
European Aeronautic Defence And Space Co. NV	4,004	158,075
Fugro NV	392	28,570
Heineken Holding NV	2,823	130,713
Heineken NV	3,117	170,464
*ING Groep NV	91,193	643,032
Koninklijke Ahold NV	53,141	674,022
Koninklijke Boskalis Westminster NV	635	23,165
Koninklijke DSM NV	11,848	679,316
Koninklijke KPN NV	24,200	217,219
Koninklijke Philips Electronics NV	10,258	203,677
Koninklijke Vopak NV	418	26,943
PostNL NV	1,597	6,930
*QIAGEN NV	1,361	22,770
Randstad Holding NV	626	21,677
Royal Dutch Shell PLC	39,302	1,432,892
SBM Offshore NV	1,844	33,501
TNT Express NV	4,079	49,458
Unilever NV	12,250	419,489
*Yandex NV	2,700	64,044
TOTAL NETHERLANDS		$6,149,072

NEW ZEALAND – 0.0%**
Auckland International Airport Ltd.	4,674	9,670
*Contact Energy Ltd.	14,398	57,104

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April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	37

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Fletcher Building Ltd.	87	$445
SKYCITY Entertainment Group Ltd.	3,557	11,170
Telecom Corp. of New Zealand, Ltd.	25,560	54,971
Warehouse Group Ltd.	4,227	9,229
TOTAL NEW ZEALAND		$142,589

NIGERIA – 0.2%
Access Bank PLC	362,588	13,526
Dangote Cement PLC	91,000	70,556
First Bank of Nigeria PLC	1,383,642	87,758
*First City Monument Bank PLC	862,500	30,093
*Forte Oil PLC	61,333	4,093
Guaranty Trust Bank PLC	1,293,110	131,653
Guinness Nigeria PLC	45,800	68,993
Nestle Nigeria PLC	17,736	47,228
Nigerian Breweries PLC	170,480	119,287
Oando PLC	186,725	19,224
UAC of Nigeria PLC	124,250	25,861
*United Bank for Africa PLC	796,092	18,922
Zenith Bank PLC	1,340,475	120,630
TOTAL NIGERIA		$757,824

NORWAY – 0.5%
AKER Solutions ASA	954	16,211
*Cermaq ASA	498	6,800
12DNB ASA	9,287	100,125
Kvaerner ASA	954	2,817
Marine Harvest ASA	47,108	24,167
Norsk Hydro ASA	28,067	136,535
Orkla ASA	26,885	197,493
*Petroleum Geo-Services ASA	2,777	41,900
Statoil ASA	19,825	529,318
*Storebrand ASA	10,389	46,690
Telenor ASA	53,594	985,172
Yara International ASA	1,298	63,664
TOTAL NORWAY		$2,150,892

OMAN – 0.2%
Bank Dhofar SAOG	40,413	46,606
Bank Sohar	215,660	86,824
BankMuscat SAOG	87,449	141,736
Dhofar International Development & Investment Holding Co	8,500	9,957
Galfar Engineering & Contracting SAOG	34,540	37,770
National Bank Of Oman SAOG	49,374	37,447
Oman Cement Co	52,540	86,930
Oman Flour Mills Co SAOG	16,000	20,571
Oman International Bank SAOG	35,846	23,370
Oman Oil Marketing Co	13,300	58,244

Description	Number of Shares	Value

Oman Telecommunications Co SAOG	46,000	$156,281
*Renaissance Services SAOG	35,992	58,896
TOTAL OMAN		$764,632

PAKISTAN – 0.2%
Engro Corp. Ltd.	19,952	21,267
Fauji Fertilizer Co. Ltd.	58,780	79,131
HUB Power Co	151,500	61,455
Lucky Cement Ltd.	15,000	21,457
MCB Bank Ltd.	44,770	84,637
Millat Tractors Ltd.	7,660	42,881
National Bank Of Pakistan	88,480	43,783
Nishat Mills Ltd.	55,450	32,189
Oil & Gas Development Co. Ltd.	94,600	173,499
Pakistan Oilfields Ltd.	9,300	39,507
Pakistan Petroleum Ltd.	36,458	76,152
Pakistan State Oil Co. Ltd.	11,700	31,917
Pakistan Telecommunication Co. Ltd.	135,000	18,610
United Bank Ltd.	53,000	49,664
TOTAL PAKISTAN		$776,149

PAPUA NEW GUINEA – 0.2%
Oil Search Ltd.	107,164	820,697

PERU – 0.3%
Alicorp SA	41,600	112,488
BBVA Banco Continental SA	25,099	63,211
Cia de Minas Buenaventura SA ADR	7,700	317,779
Cia Minera Milpo SAA	34,893	66,998
Credicorp Ltd.	2,500	327,275
Ferreyros SA	62,587	69,212
Grana y Montero SA	46,300	157,110
Luz del Sur SAA	12,200	34,329
Minsur SA	35,670	38,500
Sociedad Minera el Brocal SA	4,000	79,682
Volcan Cia Minera SAA	41,904	50,466
TOTAL PERU		$1,317,050

PHILIPPINES – 0.4%
Aboitiz Equity Ventures, Inc.	274,600	331,705
Aboitiz Power Corp.	88,400	71,189
Alliance Global Group, Inc.	135,000	39,522
Ayala Corp.	8,520	86,774
Ayala Land, Inc.	178,200	90,535
Bank of the Philippine Islands	34,945	61,001
BDO Unibank, Inc.	52,400	82,162
Energy Development Corp.	411,750	57,540
Jollibee Foods Corp.	47,600	126,385
Manila Electric Co	10,710	66,918
Metropolitan Bank & Trust	27,813	60,211

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ANNUAL REPORT  /  April 30, 2012

38	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Philex Mining Corp.	216,150	$127,734
Philippine Long Distance Telephone Co	1,800	110,336
San Miguel Corp.	23,000	61,232
Semirara Mining Corp.	9,690	57,837
SM Investments Corp.	5,010	82,946
SM Prime Holdings, Inc.	160,600	63,525
TOTAL PHILIPPINES		$1,577,552

POLAND – 0.7%
*AmRest Holdings SE	2,700	59,937
Asseco Poland SA	7,073	105,042
Bank Pekao SA	4,050	190,986
*Bioton SA	1,701,800	43,175
*BRE Bank SA	780	71,462
Budimex SA	2,780	69,912
*Cyfrowy Polsat SA	22,930	101,150
Eurocash SA	10,410	127,100
*Get Bank SA	52,683	31,744
*Getin Holding SA	18,000	13,072
Grupa Kety SA	450	17,111
*Grupa Lotos SA	2,600	23,376
ING Bank Slaski SA	2,000	51,343
*Jastrzebska Spolka Weglowa SA	2,850	83,648
KGHM Polska Miedz SA	4,200	184,873
LPP SA	90	81,058
Lubelski Wegiel Bogdanka SA	1,500	60,413
*Netia SA	21,500	41,114
*Orbis SA	2,900	35,187
PBG SA	1,090	8,766
PGE SA	34,980	209,438
Polimex-Mostostal SA	47,700	15,430
*Polish Energy Partners SA	4,100	29,255
*Polski Koncern Naftowy Orlen SA	11,150	130,089
Polskie Gornictwo Naftowe i Gazownictwo SA	61,300	79,315
Powszechna Kasa Oszczednosci Bank Polski SA	26,300	281,908
Powszechny Zaklad Ubezpieczen SA	2,360	238,597
*Rovese SA	13,950	18,581
Synthos SA	34,800	67,320
Tauron Polska Energia SA	70,360	104,202
Telekomunikacja Polska SA	38,120	199,467
TVN SA	14,650	44,508
TOTAL POLAND		$2,818,579

PORTUGAL – 0.1%
*,12Banco Espirito Santo SA	16,030	13,580
Cimpor Cimentos de Portugal SGPS SA	14,732	107,644
Galp Energia SGPS SA	1,350	21,247
Jeronimo Martins SGPS SA	5,853	109,628

Description	Number of Shares	Value

Portugal Telecom SGPS SA	8,127	$43,741
TOTAL PORTUGAL		$295,840

QATAR – 0.4%
Barwa Real Estate Co	3,607	27,641
Commercial Bank of Qatar QSC	3,008	59,485
Doha Bank QSC	2,658	42,489
Gulf International Services QSC	5,500	39,201
Industries Qatar QSC	8,430	338,047
Masraf Al Rayan	21,290	156,422
Omani Qatari Telecommunications Co SAOG	14,700	21,038
Qatar Electricity & Water Co	2,230	87,097
Qatar Fuel Co	610	39,892
Qatar Gas Transport Co Nakilat	15,550	70,685
Qatar International Islamic Bank	1,680	23,487
Qatar Islamic Bank	3,500	74,406
Qatar National Bank SAQ	8,188	300,007
Qatar National Cement Co	1,220	35,687
Qatar Navigation	2,703	51,746
Qatar Telecom Qtel QSC	5,130	197,403
TOTAL QATAR		$1,564,733

ROMANIA – 0.1%
*Antibiotice	159,827	18,370
*Banca Transilvania	239,637	88,570
Biofarm Bucuresti	481,487	27,434
*BRD-Groupe Societe Generale	66,400	206,989
OMV Petrom SA	1,688,500	201,980
Transelectrica SA	2,450	11,029
TOTAL ROMANIA		$554,372

RUSSIA – 1.8%
Federal Hydrogenerating Co JSC ADR	67,760	235,805
Gazprom Neft JSC ADR	12,600	308,700
Gazprom OAO ADR	160,831	1,844,732
Globaltrans Investment PLC GDR	8,080	158,206
LSR Group GDR	27,240	145,734
Lukoil OAO ADR	9,610	589,574
[12]Magnit OJSC GDR	4,800	140,544
*Mail.ru Group Ltd. GDR	2,090	90,392
*,12Mechel ADR	8,700	75,603
MMC Norilsk Nickel OJSC ADR	14,210	251,659
MMC Norilsk Nickel OJSC ADR	15,900	282,066
Mobile Telesystems OJSC ADR	28,700	561,372
NovaTek OAO GDR	1,000	127,100
Novolipetsk Steel OJSC GDR	2,800	60,480
*Pharmstandard OJSC GDR	5,700	99,750
*Rosneft Oil Co. GDR	25,500	181,943
*Rostelecom OJSC ADR	8,766	240,977

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	39

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Sberbank of Russia ADR	64,630	$834,373
Severstal OAO GDR	5,880	79,556
[12]Sistema JSFC GDR	5,500	104,500
Surgutneftegas OJSC ADR	10,000	66,638
Tatneft ADR	4,000	148,000
TMK OAO GDR	4,860	65,173
VimpelCom Ltd. ADR	20,100	204,819
*VTB Bank OJSC GDR	42,550	183,139
*X5 Retail Group NV GDR	6,100	154,208
TOTAL RUSSIA		$7,235,043

SINGAPORE – 1.0%
CapitaLand Ltd.	58,000	137,794
City Developments Ltd.	5,000	40,970
ComfortDelGro Corp. Ltd.	8,000	9,891
Cosco Corp. Singapore Ltd.	5,000	4,182
DBS Group Holdings Ltd.	83,000	936,307
Fraser And Neave Ltd.	20,000	113,778
*Genting Singapore PLC	92,000	128,614
*Global Logistic Properties Ltd.	17,000	28,299
Golden Agri-Resources Ltd.	390,040	231,660
Hi-P International Ltd.	7,000	5,063
Hutchison Port Holdings Trust	59,000	46,020
Jardine Cycle & Carriage, Ltd.	3,335	127,121
Keppel Corp. Ltd.	122,400	1,092,945
*Neptune Orient Lines, Ltd.	16,000	15,968
Olam International Ltd.	7,000	12,840
Oversea-Chinese Banking Corp.	11,000	79,645
Overseas Union Enterprise Ltd.	8,000	15,192
SembCorp. Industries Ltd.	25,000	102,020
SembCorp. Marine Ltd.	18,000	73,891
Singapore Airlines Ltd.	17,000	146,990
Singapore Exchange, Ltd.	7,000	37,899
Singapore Land Ltd.	2,000	9,632
Singapore Press Holdings, Ltd.	8,000	25,665
Singapore Technologies Engineering Ltd.	9,000	21,891
Singapore Telecommunications, Ltd.	82,000	206,740
STX OSV Holdings Ltd.	170,000	219,798
SunVic Chemical Holdings Ltd.	33,000	9,067
United Industrial Corp. Ltd.	9,000	20,145
UOL Group Ltd.	43,000	157,058
Venture Corp. Ltd.	5,000	34,747
Wilmar International Ltd.	28,000	110,190
TOTAL SINGAPORE		$4,202,022

SLOVENIA – 0.1%
*Gorenje DD	2,600	18,241
Krka DD Novo mesto	4,070	255,904

Description	Number of Shares	Value

*Luka Koper	1,120	$14,603
Mercator Poslovni Sistem	422	74,294
Nova Kreditna Banka Maribor DD	11,800	51,545
Petrol DD Ljubljana	210	53,232
*Sava DD	100	1,059
Telekom Slovenije DD	400	36,852
TOTAL SLOVENIA		$505,730

SOUTH AFRICA – 1.7%
ABSA Group Ltd.	4,900	100,857
Aeci Ltd.	3,000	34,306
African Bank Investments Ltd.	19,710	98,508
African Rainbow Minerals Ltd.	2,100	48,898
Anglo American Platinum Ltd.	900	58,353
AngloGold Ashanti Ltd.	6,130	208,646
ArcelorMittal South Africa Ltd.	2,610	19,810
*Aspen Pharmacare Holdings Ltd.	7,432	120,180
Astral Foods Ltd.	16,800	265,831
Aveng Ltd.	17,400	88,999
AVI Ltd.	12,300	76,268
Barloworld Ltd.	10,400	131,115
Bidvest Group Ltd.	8,625	203,993
Discovery Holdings Ltd.	7,999	52,995
Exxaro Resources Ltd.	2,300	61,248
FirstRand Ltd.	64,690	210,298
Foschini Group Ltd.	4,400	72,894
Gold Fields Ltd.	12,790	162,727
Grindrod Ltd.	29,600	59,213
Harmony Gold Mining Co. Ltd.	8,390	81,640
Impala Platinum Holdings Ltd.	9,300	181,015
Imperial Holdings Ltd.	3,900	84,699
Investec Ltd.	3,500	20,095
JSE Ltd.	2,600	27,494
[12]Kumba Iron Ore Ltd.	1,490	105,328
Liberty Holdings Ltd.	2,800	31,766
Massmart Holdings Ltd.	3,274	70,380
MMI Holdings Ltd.	22,679	51,086
MTN Group Ltd.	58,860	1,028,962
*Murray & Roberts Holdings Ltd.	26,380	97,024
Naspers Ltd.	6,271	377,913
Nedbank Group Ltd.	19,600	427,333
Netcare Ltd.	31,200	56,393
Pick n Pay Stores Ltd.	8,300	48,081
Pretoria Portland Cement Co. Ltd.	10,421	41,532
Remgro Ltd.	9,190	155,654
Reunert Ltd.	14,450	133,842
RMB Holdings Ltd.	13,000	56,192
RMI Holdings	13,000	29,099

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

40	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Sanlam Ltd.	29,000	$124,754
Sasol Ltd.	7,980	379,210
[12]Shoprite Holdings Ltd.	6,320	109,272
Standard Bank Group Ltd.	19,740	291,401
*,12Steinhoff International Holdings Ltd.	24,400	89,020
Telkom SA Ltd.	71,800	219,649
Tiger Brands Ltd.	3,590	131,623
Truworths International Ltd.	7,400	79,014
Vodacom Group Ltd.	10,220	142,124
Wilson Bayly Holmes-Ovcon Ltd.	2,800	48,970
Woolworths Holdings Ltd.	18,580	116,188
TOTAL SOUTH AFRICA		$6,911,892

SOUTH KOREA – 2.5%
Amorepacific Corp.	30	28,802
BS Financial Group, Inc.	19,015	196,018
Cheil Industries, Inc.	890	76,390
*Daewoo Engineering & Construction Co. Ltd.	4,364	36,491
Daewoo International Corp.	1,379	40,023
DGB Financial Group, Inc.	12,200	143,037
Doosan Heavy Industries & Construction Co. Ltd.	1,030	48,578
*Doosan Infracore Co. Ltd.	2,200	41,172
E-Mart Co. Ltd.	221	52,506
Hana Financial Group, Inc.	3,860	132,694
*Hanjin Shipping Co. Ltd.	1,497	20,598
Honam Petrochemical Corp.	200	48,136
Hyosung Corp.	1,650	84,535
Hyundai Department Store Co. Ltd.	430	60,688
Hyundai Heavy Industries Co. Ltd.	557	139,481
*Hyundai Merchant Marine Co. Ltd.	1,180	30,019
Hyundai Mobis	2,932	797,779
Hyundai Motor Co.	1,619	384,649
*Hyundai Securities Co. Ltd.	2,330	19,256
Hyundai Steel Co	1,290	112,549
KB Financial Group, Inc.	5,173	176,229
KCC Corp.	120	30,899
Kia Motors Corp.	2,955	218,071
*Korea Electric Power Corp.	6,940	133,258
Korea Exchange Bank	24,650	187,363
Korea Zinc Co. Ltd.	200	64,772
*Korean Air Lines Co. Ltd.	800	31,501
KT Corp.	4,331	112,670
KT Corp. ADR	55,096	707,984
KT&G Corp.	1,400	96,131
LG Chem Ltd.	528	132,920
LG Corp.	830	42,303
*LG Display Co. Ltd.	2,660	58,608

Description	Number of Shares	Value

LG Electronics, Inc.	1,070	$66,465
LG Uplus Corp.	5,860	29,089
Lotte Shopping Co. Ltd.	190	59,011
Macquarie Korea Infrastructure Fund	5,769	28,280
*Mirae Asset Securities Co. Ltd.	388	11,879
NHN Corp.	380	86,079
OCI Co. Ltd.	270	51,127
POSCO	1,054	350,206
Samsung C&T Corp.	1,650	112,129
Samsung Card Co. Ltd.	1,000	30,705
Samsung Electro-Mechanics Co. Ltd.	470	45,539
Samsung Electronics Co. Ltd.	1,995	2,453,755
*,6,7Samsung Electronics Co. Ltd. GDR	1,071	654,381
Samsung Fire & Marine Insurance Co. Ltd.	630	120,411
Samsung Heavy Industries Co. Ltd.	1,680	61,990
Samsung Life Insurance Co. Ltd.	1,080	95,565
*Samsung Securities Co. Ltd.	1,240	55,081
Shinhan Financial Group Co. Ltd.	6,950	242,916
SK Holdings Co. Ltd.	320	34,403
*SK Hynix, Inc.	3,690	91,587
SK Innovation Co. Ltd.	800	111,846
SK Telecom Co. Ltd.	3,630	433,624
S-Oil Corp.	740	64,104
Woongjin Coway Co. Ltd.	1,510	48,368
Woori Finance Holdings Co. Ltd.	5,090	53,822
*Woori Investment & Securities Co. Ltd.	2,168	21,486
TOTAL SOUTH KOREA		$9,899,958

SPAIN – 1.0%
Abertis Infraestructuras SA	1,790	27,698
Acciona SA	1,219	74,870
Amadeus IT Holding SA	2,020	41,285
Banco Bilbao Vizcaya Argentaria SA	9,348	63,181
Banco de Sabadell SA	40,280	95,120
Banco Espanol de Credito SA	6,527	24,563
Banco Popular Espanol SA	37,970	121,380
*Banco Santander SA	4,430	27,678
Banco Santander SA	160,629	1,003,586
[12]Banco Santander SA ADR	5,461	34,568
*Bankia SA	6,850	23,512
[12]CaixaBank	20,214	69,676
*,12Distribuidora Internacional de Alimentacion SA	3,647	17,476
*EDP Renovaveis SA	11,782	50,187
Enagas SA	1,069	18,785
Ferrovial SA	37,419	416,659
Gamesa Corp. Tecnologica SA	1,166	3,167
*Grifols SA	24,739	623,011
Iberdrola SA	45,513	211,884

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	41

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

[12]Inditex SA	7,020	$631,415
Mapfre SA	18,468	53,366
Red Electrica Corp. SA	1,048	45,626
Repsol YPF SA	16,630	318,089
Telefonica SA	8,800	128,250
TOTAL SPAIN		$4,125,032

SWEDEN –1.7%
ALFA Laval AB	2,389	47,629
[12]Assa Abloy AB	2,056	59,924
Atlas Copco AB	5,601	133,331
Atlas Copco AB	2,330	48,914
Bilia AB	2,140	41,072
Boliden AB	18,444	295,266
*CDON Group AB	191	1,407
Concentric AB	19,393	174,561
Electrolux AB	114	2,546
Getinge AB	1,939	52,042
*Hennes & Mauritz AB-B Shares	10,491	360,402
Hexagon AB	2,016	40,942
Holmen AB	2,937	77,999
Investment AB Kinnevik	645	13,118
[12]Investor AB	88	1,754
*Lundin Petroleum AB	7,686	152,890
Modern Times Group AB	191	9,287
Nordea Bank AB	33,779	299,530
Ratos AB	424	4,965
[12]Saab AB	16,098	268,249
Sandvik AB	8,871	140,562
Scania AB-B Shares	1,889	38,616
Skandinaviska Enskilda Banken AB	34,304	231,507
12SKF AB	2,911	69,080
SSAB AB	1,865	16,482
SSAB AB	4,875	49,756
Svenska Cellulosa AB	17,620	279,192
Swedbank AB	27,776	459,951
[12]Swedish Match AB	37,610	1,528,730
Tele2 AB	1,876	35,754
*Telefonaktiebolaget LM Ericsson	124	1,225
*,12Telefonaktiebolaget LM Ericsson	30,032	297,581
*,12Telefonaktiebolaget LM Ericsson ADR	24,700	246,876
TeliaSonera AB	121,920	815,001
TEO LT AB	59,800	51,215
Trelleborg AB	5,775	66,374
Volvo AB-B Shares	23,358	323,891
TOTAL SWEDEN		$6,737,621

Description	Number of Shares	Value

SWITZERLAND – 5.8%
*ABB Ltd.	44,607	$812,868
*Actelion Ltd.	590	24,961
*Adecco SA	24,871	1,211,148
*Aryzta AG	536	26,988
Baloise Holding AG	4,451	344,497
Cie Financiere Richemont SA	11,804	729,580
Credit Suisse Group AG	35,261	843,404
*GAM Holding AG	1,598	20,511
*Geberit AG	219	46,302
*Givaudan SA	173	167,921
[12]Glencore International PLC	6,543	45,193
Helvetia Holding AG	600	214,841
*Holcim, Ltd.	14,984	932,734
*Inficon Holding AG	363	82,226
*Julius Baer Group Ltd.	26,190	1,002,702
Kuehne + Nagel International AG	396	48,123
*Lindt & Spruengli AG	1	39,178
*Lindt & Spruengli AG	4	13,045
*Lonza Group AG	974	43,922
*Luzerner Kantonalbank AG	73	26,541
Nestle SA	44,419	2,720,979
Novartis AG ADR	1,473	81,265
Novartis AG	12,011	662,315
Pargesa Holding SA	102	6,827
Partners Group Holding AG	162	30,824
*PSP Swiss Property AG	1,723	154,712
*Rieter Holding AG	1,183	205,932
Roche Holding AG	25,767	4,706,846
Schindler Holding AG	380	49,151
Schindler Holding AG	125	15,975
SGS SA	43	83,049
Sika AG	12	25,424
*Sonova Holding AG	261	28,813
STMicroelectronics NV	63,773	361,724
Straumann Holding AG	45	7,467
Sulzer AG	170	24,442
Swatch Group AG	712	328,368
Swatch Group AG	250	19,942
*Swiss Life Holding AG	3,385	346,276
*Swiss Re AG	18,492	1,159,251
Syngenta AG	3,600	1,264,055
[6,7]Synthes, Inc.	529	91,212
*UBS AG	165,266	2,062,980
Wolseley PLC	2,034	77,342
*Zurich Financial Services AG	8,693	2,126,200
TOTAL SWITZERLAND		$23,318,056

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ANNUAL REPORT  /  April 30, 2012

42	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

TAIWAN – 1.9%
Acer, Inc.	28,870	$33,112
Advanced Semiconductor Engineering, Inc.	79,661	80,592
Asia Cement Corp.	40,146	48,312
Asustek Computer, Inc.	7,700	77,768
AU Optronics Corp.	147,126	65,986
Catcher Technology Co. Ltd.	9,438	60,424
Cathay Financial Holding Co. Ltd.	124,403	131,607
Chang Hwa Commercial Bank	73,030	40,505
Cheng Shin Rubber Industry Co. Ltd.	28,000	69,692
*Chimei Innolux Corp.	68,389	28,331
China Airlines Ltd.	87,858	34,140
China Development Financial Holding Corp.	192,750	48,833
China Steel Corp.	144,242	143,459
Chinatrust Financial Holding Co. Ltd.	189,047	120,709
Chipbond Technology Corp.	175,000	237,260
Chunghwa Telecom Co. Ltd.	89,024	278,576
Compal Electronics, Inc.	278,736	320,644
Delta Electronics, Inc.	22,888	68,017
D-Link Corp.	36,046	25,731
Epistar Corp.	10,099	24,549
Far Eastern Department Stores Co. Ltd.	47,001	50,688
Far Eastern New Century Corp.	43,000	48,508
Far EasTone Telecommunications Co. Ltd.	29,000	63,047
First Financial Holding Co. Ltd.	83,399	49,968
Formosa Chemicals & Fibre Corp.	54,950	159,346
Formosa Petrochemical Corp.	28,990	90,220
Formosa Plastics Corp.	67,040	190,503
Foxconn Technology Co. Ltd.	19,000	67,001
Fubon Financial Holding Co. Ltd.	118,402	123,435
Gemtek Technology Corp.	1	1
Gigabyte Technology Co. Ltd.	252,000	218,279
Hiwin Technologies Corp.	51,000	483,661
Hon Hai Precision Industry Co. Ltd.	224,934	711,571
Hotai Motor Co. Ltd.	13,000	82,784
HTC Corp.	9,465	143,554
Hua Nan Financial Holdings Co. Ltd.	88,815	49,260
Largan Precision Co. Ltd.	4,000	63,543
Lien Hwa Industrial Corp.	75,104	47,569
Lite-On Technology Corp.	33,892	41,366
MediaTek, Inc.	10,082	87,329
Mega Financial Holding Co. Ltd.	198,580	157,050
Motech Industries, Inc.	13,372	19,617
Nan Kang Rubber Tire Co. Ltd.	57,166	83,963
Nan Ya Plastics Corp.	84,730	174,632
Novatek Microelectronics Corp.	10,145	30,739
Pegatron Corp.	42,990	62,258

Description	Number of Shares	Value

Pou Chen Corp.	96,157	$82,467
President Chain Store Corp.	12,496	67,168
Quanta Computer, Inc.	44,571	117,194
Realtek Semiconductor Corp.	34,826	75,593
*Shin Kong Financial Holding Co. Ltd.	223,586	66,291
Siliconware Precision Industries Co	36,000	42,707
Sino-American Silicon Products, Inc.	13,657	23,753
SinoPac Financial Holdings Co. Ltd.	126,203	42,992
Synnex Technology International Corp.	23,941	56,147
Tainan Spinning Co. Ltd.	113,464	48,364
Taishin Financial Holding Co. Ltd.	90,799	35,128
Taiwan Cement Corp.	62,057	74,043
*Taiwan Cooperative Financial Holding	49,343	30,324
Taiwan Fertilizer Co. Ltd.	16,000	38,345
Taiwan Mobile Co. Ltd.	38,874	125,372
Taiwan Prosperity Chemical Corp.	85,200	204,187
Taiwan Semiconductor Manufacturing Co. Ltd.	219,911	653,518
*Tatung Co. Ltd.	245,916	67,355
TSRC Corp.	17,000	41,149
Tung Ho Steel Enterprise Corp.	37,476	35,669
Uni-President Enterprises Corp.	86,366	134,390
United Microelectronics Corp.	131,000	68,620
Walsin Lihwa Corp.	120,000	34,962
Wistron Corp.	30,496	45,783
*Yuanta Financial Holding Co. Ltd.	204,172	97,862
Yulon Motor Co. Ltd.	49,640	79,537
Zinwell Corp.	22,435	24,733
TOTAL TAIWAN		$7,651,792

THAILAND – 0.9%
Advanced Info Service PCL	50,400	299,941
Airports of Thailand PCL	24,300	48,995
Bangkok Bank PCL	15,200	95,896
Bangkok Dusit Medical Services PCL	20,600	61,633
Bangkok Expressway PCL	50,500	38,429
Bank of Ayudhya PCL	79,700	73,220
Banpu PCL	2,900	52,813
BEC World PCL	41,700	69,839
Berli Jucker PCL	32,200	44,766
Big C Supercenter PCL	12,200	74,589
Bumrungrad Hospital PCL	16,000	31,740
*CalComp Electronics Thailand PCL	211,500	19,809
Central Pattana PCL	44,600	72,883
Charoen Pokphand Foods PCL	91,300	120,991
*CP ALL PCL	67,200	167,180
Electricity Generating PCL	15,300	49,259
*Glow Energy PCL	22,100	48,333
*Hana Microelectronics PCL	131,800	96,010

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	43

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Indorama Ventures PCL	46,100	$51,722
IRPC PCL	269,900	38,269
Kasikornbank PCL	33,300	176,517
Krung Thai Bank PCL	736,000	430,829
PTT Exploration & Production PCL	32,100	185,293
PTT Global Chemical PCL	23,681	52,945
PTT PCL	21,900	249,980
Quality Houses PCL	838,700	51,004
Ratchaburi Electricity Generating Holding PCL	46,000	62,455
Siam Cement PCL	6,500	88,358
Siam City Cement PCL	4,600	49,216
Siam Commercial Bank PCL	34,900	175,919
Siam Makro PCL	3,300	41,102
*Thai Airways International PCL	46,000	40,016
Thai Beverage PCL	440,000	117,333
Thai Oil PCL	25,600	56,195
Thai Union Frozen Products PCL	17,220	40,740
TMB Bank PCL	546,200	30,196
Total Access Communication PCL	28,400	76,195
*True Corp. PCL	317,500	36,138
TOTAL THAILAND		$3,516,748

TOGO – 0.0%**
Ecobank Transnational, Inc.	281,039	20,897

TURKEY – 0.8%
Akbank TAS	43,103	160,018
Akcansa Cimento AS	4,900	21,762
*Akenerji Elektrik Uretim AS	15,852	19,225
Anadolu Efes Biracilik Ve Malt Sanayii AS	7,963	112,219
Arcelik AS	13,520	59,276
*Asya Katilim Bankasi AS	40,000	40,769
BIM Birlesik Magazalar AS	4,300	179,345
Cimsa Cimento Sanayi VE Tica	42,100	188,416
*Dogan Sirketler Grubu Holding AS	85,907	40,599
Dogus Otomotiv Servis ve Ticaret AS	13,000	33,236
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	19,500	23,872
Enka Insaat ve Sanayi AS	37,391	117,096
*Eregli Demir ve Celik Fabrikalari TAS	31,733	41,558
Eregli Demir ve Celik Fabrikalari TAS	72,582	100,426
Haci Omer Sabanci Holding AS	31,548	131,132
*Ihlas Holding AS	53,700	34,857
*Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	68,862	37,641
KOC Holding AS	51,074	189,610
Koza Altin Isletmeleri AS	2,800	60,584
*Petkim Petrokimya Holding AS	24,518	29,177
*TAV Havalimanlari Holding AS	6,700	35,250

Description	Number of Shares	Value

Tekfen Holding AS	18,500	$67,416
Tofas Turk Otomobil Fabrikasi AS	14,700	65,119
Tupras Turkiye Petrol Rafinerileri AS	15,836	330,921
*Turk Hava Yollari	31,080	47,604
Turk Sise ve Cam Fabrikalari AS	1	2
Turk Telekomunikasyon AS	34,827	152,693
*Turkcell Iletisim Hizmetleri AS	49,268	246,305
*Turkiye Garanti Bankasi AS	71,423	262,715
Turkiye Halk Bankasi AS	8,554	59,908
Turkiye Is Bankasi	52,992	121,297
Turkiye Sinai Kalkinma Bankasi AS	37,500	48,683
Turkiye Vakiflar Bankasi Tao	41,240	73,968
Ulker Biskuvi Sanayi AS	23,881	72,340
*Yapi ve Kredi Bankasi AS	28,578	52,885
Yazicilar Holding AS	9,580	66,003
TOTAL TURKEY		$3,323,927

UNITED ARAB EMIRATES – 0.4%
*,10Aabar Investments PJSC	83,600	16,502
*Abu Dhabi Commercial Bank PJSC	216,270	194,310
Abu Dhabi National Hotels	50,000	27,226
Air Arabia PJSC	414,500	66,696
Aldar Properties PJSC	193,170	60,481
*Arabtec Holding Co	34,375	31,914
*Dana Gas PJSC	469,700	57,546
DP World Ltd.	27,130	310,910
*Dubai Financial Market	144,800	44,548
Dubai Islamic Bank PJSC	65,548	35,157
Emaar Properties PJSC	275,260	245,062
Emirates NBD PJSC	52,030	40,089
First Gulf Bank PJSC	35,998	88,208
*Gulf Cement Co PSC	65,000	17,697
National Bank of Abu Dhabi PJSC	89,654	212,605
*National Central Cooling Co PJSC	36,199	12,615
Surgutneftegas OJSC ADR	18,070	179,977
Union National Bank PJSC	86,416	69,171
*Union Properties PJSC	65,340	7,987
TOTAL UNITED ARAB EMIRATES		$1,718,701

UNITED KINGDOM – 15.7%
Aberdeen Asset Management PLC	112,461	517,425
Admiral Group PLC	43,317	851,325
Aggreko PLC	8,188	299,120
AMEC PLC	1,893	34,869
Anglo American PLC	32,590	1,252,445
Antofagasta PLC	3,000	57,499
ARM Holdings PLC	49,781	423,338
Ashtead Group PLC	32,072	129,344

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

44	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Associated British Foods PLC	2,442	$48,311
AstraZeneca PLC	17,400	762,298
Aviva PLC	88,098	440,505
Babcock International Group PLC	2,062	27,809
BAE Systems PLC	78,900	377,995
Balfour Beatty PLC	1,949	8,256
Barclays PLC	62,900	222,791
Barclays PLC ADR	56,612	806,155
BG Group PLC	133,539	3,143,534
BHP Billiton PLC	26,096	836,226
Bodycote PLC	39,653	273,757
BP PLC	218,849	1,580,509
BP PLC ADR	49,498	2,148,708
British American Tobacco PLC	60,790	3,116,550
British Sky Broadcasting Group PLC	8,584	94,452
BT Group PLC	243,213	832,051
Bunzl PLC	1,926	31,976
Burberry Group PLC	3,102	74,759
*Cairn Energy PLC	3,227	18,005
Capita PLC	4,252	45,751
Carnival PLC ADR	4,546	147,836
Carnival PLC	1,943	63,161
*Centamin PLC	436,020	485,426
Centrica PLC	13,843	68,948
Chesnara PLC	14,191	40,534
Cineworld Group PLC	23,402	77,098
Cobham PLC	6,837	25,132
Compass Group PLC	14,506	151,609
Computacenter PLC	25,600	172,376
Cookson Group PLC	17,900	210,757
Croda International PLC	14,742	534,002
Dairy Crest Group PLC	68,730	335,742
Devro PLC	15,685	78,478
Diageo PLC	41,809	1,052,383
Diploma PLC	5,228	38,910
Drax Group PLC	39,739	350,194
*EnQuest PLC	53,836	110,699
*Evraz PLC	13,160	78,894
Experian PLC	7,508	118,497
Fenner PLC	4,035	29,520
Fresnillo PLC	35,233	892,003
G4S PLC	8,338	37,835
GKN PLC	59,265	195,921
GlaxoSmithKline PLC	73,081	1,690,097
GlaxoSmithKline PLC ADR	16,731	773,474
Greene King PLC	7,380	61,143
Home Retail Group PLC	108,645	187,957

Description	Number of Shares	Value

Homeserve PLC	42,753	$175,194
HSBC Holdings PLC	30,668	276,280
HSBC Holdings PLC ADR	44,512	2,010,607
ICAP PLC	144,266	888,990
IG Group Holdings PLC	6,661	50,051
Imperial Tobacco Group PLC	51,709	2,067,756
Inmarsat PLC	2,496	17,815
InterContinental Hotels Group PLC	1,698	40,426
Intermediate Capital Group PLC	6,986	29,115
*International Consolidated Airlines Group SA	18,643	53,371
International Power PLC	12,039	81,474
Intertek Group PLC	1,153	47,061
Invensys PLC	4,513	16,267
Investec PLC	2,473	14,256
ITV PLC	21,905	29,755
J Sainsbury PLC	40,780	203,774
John Wood Group PLC	5,683	72,031
Johnson Matthey PLC	1,263	47,431
Kazakhmys PLC	24,269	339,115
Kingfisher PLC	77,137	363,664
Ladbrokes PLC	5,720	16,654
*Lloyds Banking Group PLC	311,460	156,746
*Lloyds Banking Group PLC ADR	114,884	225,173
Logica PLC	122,500	154,870
London Stock Exchange Group PLC	2,311	40,806
Lonmin PLC	941	15,913
Man Group PLC	6,774	11,378
Marks & Spencer Group PLC	1,189	6,889
Marston’s PLC	172,386	272,911
Meggitt PLC	6,123	40,593
Melrose PLC	37,376	265,134
Micro Focus International PLC	12,176	92,005
Mondi PLC	34,720	322,024
Morgan Crucible Co PLC	2,625	13,845
New World Resources PLC	20,470	137,335
Next PLC	1,099	52,241
Old Mutual PLC	173,262	415,595
Pace PLC	24,555	28,991
Paragon Group of Cos PLC	46,188	134,926
Pearson PLC	8,482	159,679
Pennon Group PLC	9,546	114,023
Petrofac Ltd.	2,059	57,976
*Premier Foods PLC	67,000	17,669
Prudential PLC	132,510	1,622,559
Randgold Resources Ltd.	10,242	901,731
Reckitt Benckiser Group PLC	11,420	664,798
Reed Elsevier PLC	6,275	51,937

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	45

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Resolution Ltd.	235,545	$855,514
Rexam PLC	7,157	49,945
Rio Tinto PLC	31,174	1,736,583
*Rolls-Royce Holdings PLC	134,734	1,800,666
*Royal Bank of Scotland Group PLC ADR	18,461	146,211
*Royal Bank of Scotland Group PLC	139,951	55,124
Royal Dutch Shell PLC	22,773	810,497
Royal Dutch Shell PLC ADR	36,981	2,712,926
SABMiller PLC	37,672	1,582,556
Sage Group PLC	11,594	53,832
Schroders PLC	648	14,912
Serco Group PLC	2,809	24,731
Severn Trent PLC	1,386	38,014
Shire PLC	27,669	902,572
Smith & Nephew PLC	6,948	68,388
Smiths Group PLC	2,301	39,957
SSE PLC	4,192	89,870
Standard Chartered PLC	96,903	2,368,397
Tate & Lyle PLC	40,241	450,946
TESCO PLC	133,629	688,227
Thomas Cook Group PLC	70,000	25,561
Travis Perkins PLC	3,143	53,558
TUI Travel PLC	3,596	11,147
Tullow Oil PLC	53,289	1,326,647
Unilever PLC	26,987	921,056
Vedanta Resources PLC	33,821	667,989
Vodafone Group PLC	131,900	364,974
Vodafone Group PLC ADR	89,009	2,477,120
Weir Group PLC	1,346	37,244
Whitbread PLC	1,014	31,711
William Hill PLC	68,794	314,172
WM Morrison Supermarkets PLC	174,960	796,744
WPP PLC	87,180	1,179,274
Xstrata PLC	54,978	1,050,612
TOTAL UNITED KINGDOM		$63,030,900

UNITED STATES – 0.3%
Boart Longyear Ltd.	48,400	211,303
Brookfield Office Properties, Inc.	2,569	46,525
CTC Media, Inc.	10,700	115,881
Mercadolibre, Inc.	1,800	174,132
Oracle Corp. Japan	100	3,870
Philip Morris CR AS	160	92,936
*ResMed, Inc.	10,275	35,009
*Sociedad Minera Cerro Verde SAA	1,400	56,420
Southern Copper Corp.	5,659	186,068
Transocean Ltd.	2,771	139,631

Description	Number of Shares	Value

Transportadora de Gas del Sur SA ADR	10,400	$28,600
TOTAL UNITED STATES		$1,090,375
TOTAL COMMON STOCKS (COST $358,227,974)		$374,632,012

INVESTMENT COMPANIES – 1.9%
*Dragon Capital – Vietnam Enterprise Investments Ltd.	101,745	215,699
iShares MSCI EAFE Index Fund	4,910	263,912
Vanguard MSCI Emerging Markets ETF	2,020	85,911
WisdomTree Emerging Markets Equity, Income Fund	124,000	7,030,800
TOTAL INVESTMENT COMPANIES (COST $7,744,959)		$7,596,322

PREFERRED STOCKS – 1.5%

BRAZIL – 1.1%
AES Tiete SA	3,080	42,819
Banco Bradesco SA	16,793	267,821
Banco do Estado do Rio Grande do Sul	13,900	119,956
Banco Industrial e Comercial SA	39,700	123,298
Bradespar SA	1,900	34,409
Braskem SA	3,300	23,112
Centrais Eletricas Brasileiras SA, Series B	13,600	162,317
Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,423	65,725
Cia de Bebidas das Americas	9,935	416,132
Cia Energetica de Minas Gerais ADR	15,871	391,538
Cia Energetica de Minas Gerais	9,010	177,492
Cia Energetica de Sao Paulo	4,100	77,971
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	11,560	176,843
Gerdau SA	9,900	92,448
Itau Unibanco Holding SA	19,200	301,273
Itau Unibanco Holding SA ADR	24,949	391,450
Itausa – Investimentos Itau SA	28,817	135,909
Lojas Americanas SA	8,857	82,708
Marcopolo SA	8,000	43,061
Metalurgica Gerdau SA	3,500	42,581
Petroleo Brasileiro SA	52,459	580,141
Telefonica Brasil SA	4,510	128,428
Usinas Siderurgicas de Minas Gerais SA	4,300	24,657
Vale SA	24,741	535,407
TOTAL BRAZIL		$4,437,496

CHILE – 0.1%
Embotelladora Andina SA	10,300	54,568
Sociedad Quimica y Minera de Chile SA	3,190	186,757
TOTAL CHILE		$241,325

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

46	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

CROATIA – 0.0%**
Adris Grupa DD	579	$22,276

GERMANY – 0.3%
Henkel AG & Co KGaA	5,493	408,634
Hugo Boss AG	516	57,586
Porsche Automobil Holding SE	4,244	259,063
Volkswagen AG	2,309	437,373
TOTAL GERMANY		$1,162,656

UNITED KINGDOM – 0.0%**
*Rolls-Royce Holdings PLC	14,281,804	23,178
TOTAL UNITED KINGDOM		$23,178
TOTAL PREFERRED STOCKS (COST $5,023,524)		$5,886,931

MONEY MARKET FUND – 0.6%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	2,227,544	2,227,543
TOTAL MONEY MARKET FUND (COST $2,227,543)		$2,227,543

RIGHTS – 0.0%**

BRAZIL – 0.0%**
CIA Brasileira De Distribuicao Group, Expire 6/4/2012 at $85.66	10	12
CIA De Bebidas Das Americas, Expire 6/4/2012 at $63.82	24	202
Itausa Investment, Expire 6/8/2012 at $8.50	349	90
TOTAL BRAZIL		$304

THAILAND – 0.0%**
Thailand Union Frozen Products, Expire 5/21/2012 at $50.00	3,444	2,554
TOTAL RIGHTS (COST $0)		$2,858

CALL WARRANTS – 1.6%
Citigroup Global Markets Holdings, Inc. –
Agility, Expire 3/17/2014	45,000	68,010
Al-Qurain Petrochemicals Co., Expire 11/2/2013	40,000	31,090
Boubyan Petrochemicals, Expire 10/4/2013	60,000	133,861
Boubyan Petrochemicals, Expire 10/4/2013	20,000	42,461
Commercial Bank of Kuwait, Expire 2/25/2014	29,000	81,396
Gulf Bank, Expire 10/4/2013	40,000	63,332
Gulf Cable and Electrical Industries Co., Expire 11/4/2013	20,000	93,559
Kuwait Finance House, Expire 1/14/2014	53,200	139,748
Kuwait Food Co., Expire 11/15/2013	9,600	46,981
Kuwait Real Estate Co., Expire 11/15/2013	120,000	24,613
Mebanee, Expire 7/27/2014	10,000	35,984

Description	Number of Shares	Value

[10]Mena Holdings, Expire 11/15/2013	35,000	$2,050
Mobile Telecommunications Co., Expire 9/20/2013	78,500	209,032
National Industries Group Holdings, Expire 1/14/2014	148,000	119,295
National Investment co., Expire 10/4/2013	30,000	15,761
National Real Estate Bank for Development, Expire 3/28/2018	71,100	271,198
National Real Estate Bank for Development, Expire 11/4/2013	40,000	19,000
Sultan, Expire 3/11/2014	100,000	38,863
JPMorgan Chase Bank NA –
Fpt Corp., Expire 1/13/2015	29,400	83,496
Hagl JSC, Expire 3/3/2015	49,508	67,330
Hoa Phat Group JSC, Expire 3/3/2015	53,570	66,427
Kinh Do Corp., Expire 12/8/2014	21,700	46,004
Masan Group Corp., Expire 7/7/2016	9,630	50,558
Petrovietnam Fertilizer & Chemicals JSC, Expire 12/9/2014	24,830	42,708
Pha Lai Thermal Power JSC, Expire 1/13/2015	58,600	29,886
Saudi Pharmaceutical Industries Ltd., Expire 11/26/2012	2,270	27,783
Vietnam Joint Stock Commercial Bank For Industry And Trade, Expire 10/27/2016	88,828	93,269
Vingroup JSC, Expire 12/16/2014	19,841	95,634
Merrill Lynch International & Co. –
ABB Ltd., Expire 6/27/2012	2,560	39,486
Adani Ports And Special Economic Zone, Expire 11/23/2012	21,000	50,574
Aditya Birla Nuvo Ltd., Expire 6/11/2015	1,600	28,132
Axis Bank Ltd., Expire 3/16/2015	5,660	118,771
Bharat Heavy Electricals Ltd., Expire 8/17/2015	16,020	68,276
Bharti Airtel Ltd., Expire 6/29/2012	37,396	220,042
Bharti Airtel Ltd., Expire 2/8/2016	10,730	63,177
Burgan Bank, Expire 4/24/2013	30,000	46,959
Cairn India Ltd., Expire 11/14/2016	8,870	57,945
Cipla Ltd., Expire 9/9/2015	6,800	40,232
Coal India Ltd., Expire 11/2/2015	14,980	100,089
Colgate-Palmolive India Ltd., Expire 10/25/2012	2,500	52,572
Container Corp. of India, Expire 2/2/2015	2,500	42,377
Dlf Ltd., Expire 6/21/2012	11,800	41,820
Dr Reddy’s Laboratories Ltd., Expire 12/17/2015	1,700	56,832
Essar Oil Ltd., Expire 7/20/2012	5,730	5,911
Essar Oil Ltd., Expire 3/27/2017	38,560	39,778
Grasim Industries Ltd., Expire 4/18/2016	300	14,589
HDFC Bank Ltd., Expire 5/26/2015	22,505	231,516
Hero Motocorp Ltd., Expire 4/18/2016	2,200	93,492
Hindustan Unilever Ltd., Expire 12/14/2015	20,000	158,376
Housing Development Finance Corp., Expire 8/19/2015	19,470	248,696

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	47

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Idea Cellular Ltd., Expire 2/14/2017	47,390	$70,545
Indian Oil Corp. Ltd., Expire 7/29/2016	9,200	46,328
Infrastructure Development Finance Co. Ltd., Expire 7/29/2015	32,000	73,392
ITC Ltd., Expire 8/4/2015	41,360	192,547
Jaiprakash Associates Ltd., Expire 6/15/2015	28,900	40,966
Jindal Steel & Power Ltd., Expire 10/8/2015	9,510	90,655
Kotak Mahindra Bank Ltd., Expire 3/27/2017	7,400	81,781
Larsen & Toubro Ltd., Expire 6/10/2014	3,690	85,846
Mahindra & Mahindra Ltd., Expire 12/10/2015	7,700	103,677
Maruti Suzuki India Ltd., Expire 11/30/2015	3,080	80,123
Nestle India Ltd., Expire 9/17/2015	1,500	132,848
NTPC Ltd., Expire 10/6/2014	54,303	167,226
Oil & Natural Gas Corp. Ltd., Expire 2/8/2016	38,498	197,144
Piramal Healthcare Ltd., Expire 2/5/2013	4,505	37,413
Power Grid Corp. of India Ltd., Expire 3/27/2017	27,390	57,757
Power Grid Corp. of India Ltd., Expire 9/27/2012	24,600	51,874
Punj Lloyd Ltd., Expire 3/27/2017	39,790	40,594
Punj Lloyd Ltd., Expire 6/25/2012	4,400	4,489
Ranbaxy Laboratories Ltd., Expire 10/26/2015	5,000	47,682
Reliance Capital Ltd., Expire 8/30/2016	3,100	19,361
Reliance Communications Ltd., Expire 12/28/2015	30,229	43,079
Reliance Power Ltd., Expire 2/4/2013	23,200	47,008
Sesa Goa Ltd., Expire 12/4/2014	4,700	16,791
Steel Authority of India Ltd., Expire 3/25/2014	32,680	58,687
Sterlite Industries India Ltd., Expire 6/24/2015	18,000	36,198
Sun Pharmaceutical Industries Ltd., Expire 2/2/2015	12,000	137,237
Suzlon Energy Ltd., Expire 8/15/2015	43,500	18,975
Tata Consultancy Services Ltd., Expire 8/6/2014	5,840	138,052
Tata Consultancy Services Ltd., Expire 12/14/2015	3,240	76,590
Tata Power Co. Ltd., Expire 9/17/2015	34,400	68,886
Tata Steel Ltd., Expire 12/23/2014	4,750	41,762
Ultratech Cement Ltd., Expire 6/10/2014	3,571	96,488
Unitech Ltd., Expire 7/7/2015	46,200	23,262
United Spirits Ltd., Expire 1/13/2016	2,200	32,588
TOTAL CALL WARRANTS (COST $7,092,100)		$6,316,822

CERTIFICATES – 0.2%
HSBC Bank PLC –
Al Rajhi Bank, Expire 2/16/2015	3,200	66,555
Alinma Bank, Expire 6/4/2012	10,150	40,461
Almarai Co., Ltd., Expire 11/24/2014	2,782	49,701
Arab National Bank, Expire 6/4/2012	3,923	32,428
Banque Saudi Fransi, Expire 2/23/2015	4,125	42,237

Description	Number of Shares	Value

Etihad Etisalat Co., Expire 12/5/2014	4,700	$86,786
Jarir Marketing Co., Expire 6/4/2012	650	27,644
National Industrialization Co., Expire 5/14/2012	4,802	46,096
Samba Financial, Expire 2/10/2015	1,750	24,031
Saudi Arabian Fertilizer Co., Expire 6/4/2012	1,100	54,116
Saudi Basic Industries Corp., Expire 2/23/2015	3,800	103,858
Saudi Electricity Co., Expire 6/25/2012	5,670	20,713
Saudi Industrial Investment Group, Expire 6/11/2012	5,750	37,410
Saudi Kayan Petrochemical Co., Expire 6/4/2012	5,500	26,251
Saudi Telecom Co., Expire 5/21/2012	3,600	40,797
Savola, Expire 2/2/2015	2,800	26,281
TOTAL CERTIFICATES (COST $667,493)		$725,365

REAL ESTATE INVESTMENT TRUSTS – 0.1%

FRANCE – 0.1%
*ICADE	135	11,388
Unibail-Rodamco SE	1,653	308,956
TOTAL FRANCE		$320,344

HONG KONG – 0.0%**
Link REIT	43,000	179,013
TOTAL HONG KONG		$179,013
TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $468,907)		$499,357
TOTAL INVESTMENTS IN SECURITIES – 98.9% (COST $381,452,500)		$397,887,210

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.2%

REPURCHASE AGREEMENTS – 2.2%
Barclays Capital, Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $2,070,419, collateralized by U.S. Government Securities 3.00% to 5.00%, maturing 04/01/27 to 09/01/41; total market value of $2,111,819.	$2,070,407	2,070,407
Citibank N.A. 0.17%, dated 04/30/12, due 05/01/12, repurchase price $2,070,417, collateralized by U.S. Treasury Securities 0.13% to 5.25%, maturing 09/15/13 to 02/15/29; total market value of $2,111,815.	2,070,407	2,070,407
Deutsche Bank Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $459,584, collateralized by U.S. Treasury Securities 0.25% to 4.00%, maturing 09/30/13 to 04/30/19; total market value of $468,774.	459,582	459,582

(Wilmington Multi-Manager International Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

48	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

	Par Value	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $2,070,417, collateralized by U.S. Treasury Securities 0.00% to 3.13%, maturing 11/15/12 to 11/15/41; total market value of $2,111,824.	$2,070,407	$2,070,407
RBS Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $2,070,418, collateralized by U.S. Government Securities 0.00% to 8.88%, maturing 06/15/12 to 07/15/32; total market value of $2,111,832.	2,070,407	2,070,407
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $8,741,210)		$8,741,210
TOTAL INVESTMENTS – 101.1% (COST $390,193,710)		$406,628,420
COLLATERAL FOR SECURITIES ON LOAN – (2.2%)		(8,741,210)
OTHER ASSETS LESS LIABILITIES – 1.1%		4,485,185
TOTAL NET ASSETS – 100.0%		$402,372,395

Cost of investments for Federal income tax purposes is $400,073,233. The net unrealized appreciation/(depreciation) of investments was $6,555,187. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $48,931,809 and net unrealized depreciation from investments for those securities having an excess of cost over value of $42,376,622.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level  1  –  quoted prices in active markets for identical securities

Level  2  –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level  3  –  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets
Investments in Securities
Call Warrants	$6,314,772	$2,050	$—	$6,316,822
Certificates	725,365	—	—	725,365
Common Stocks	363,555,741	11,076,271	—	374,632,012
Investment Companies	7,596,322	—	—	7,596,322
Preferred Stocks	5,863,753	23,178	—	5,886,931
Real Estate Investment Trusts	499,357	—	—	499,357
Rights	6	2,852	—	2,858
Money Market Fund	2,227,543	—	—	2,227,543
Repurchase Agreements	—	8,741,210	—	8,741,210

Total Investments	$386,782,859	$19,845,561	$—	$406,628,420

Other Financial Instruments^
Forward Foreign Currency Contracts	$—	$1	$—	$1

Total Assets	$386,782,859	$19,845,562	$—	$406,628,421

Liabilities
Other Financial Instruments^
Financial Futures Contracts	$—	$(27,676)	$—	$(27,676)
Forward Foreign Exchange Contracts	—	(3,764)	—	(3,764)

Total Liabilities	$—	$(31,440)	$—	$(31,440)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in the Portfolio of Investments such as financial futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

(Wilmington Multi-Manager International Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	49

Wilmington Multi-Manager International Fund (concluded)

At April 30, 2012, the Wilmington Multi-Manager International Fund had the following outstanding forward foreign exchange contracts:

Settlement Date	Counterparty	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD
5/1/2012	Bank of New York	171,477 Australian Dollar	$177,616	$178,670	$(1,054)
5/1/2012	Bank of New York	115 Canadian Dollar	116	116	—
5/1/2012	Bank of New York	5,172,305 Japanese Yen	63,324	64,783	(1,459)
5/1/2012	Bank of New York	3,065,265 Japanese Yen	37,528	38,393	(865)
5/1/2012	Bank of New York	12 Canadian Dollar	12	12	—
5/1/2012	Bank of New York	5,288 Australian Dollar	5,478	5,510	(32)
5/1/2012	Bank of New York	115 Canadian Dollar	116	116	—
5/2/2012	Bank of New York	29,827 Euro	39,387	39,482	(95)
5/2/2012	Bank of New York	3,163 Norwegian Krone	551	553	(2)
5/2/2012	Bank of New York	5,700 Hong Kong Dollar	735	735	—
5/2/2012	Bank of New York	306 Euro	404	405	(1)
5/2/2012	Bank of New York	1670 ILS	443	442	1
5/2/2012	Bank of New York	49,297 ILS	13,069	13,046	23
5/3/2012	Bank of New York	7,736 Euro	10,184	10,240	(56)
5/3/2012	Bank of New York	14,574 Euro	19,187	19,292	(105)
5/3/2012	Bank of New York	454 Euro	598	601	(3)
5/3/2012	Bank of New York	12,502 Euro	16,458	16,548	(90)
5/3/2012	Bank of New York	407 Pound Sterling	661	660	1
5/3/2012	Bank of New York	248 Euro	327	329	(2)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN EXCHANGE CONTRACTS					$(3,739)

At April 30, 2012, the Wilmington Multi-Manager International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy	Expiration Date	Number of Contracts	Contract Amount	Contracts at Value	Unrealized (Appreciation) Depreciation
LONG POSITIONS:
EURO STOXX 50	June 2012	10	$320,788	$299,023	$(21,765)
FTSE 100 INDEX	June 2012	1	95,682	92,749	(2,933)
TOPIX/TKYO	June 2012	1	103,492	100,514	(2,978)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(27,676)

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

50

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Rock Maple Alternatives Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Common Stocks	45.1%
Corporate Bonds	17.9%
Investment Companies	15.1%
U.S. Government Obligations	2.4%
Purchased Options	1.2%
Cash Equivalents[1]	21.7%
Written Options	(0.1)%
Securities Sold Short	(19.9)%
Other Assets and Liabilities – Net[2]	16.6%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

COMMON STOCKS – 45.1%

AEROSPACE & DEFENSE – 1.4%
*Kratos Defense & Security Solutions, Inc.	1,352	$7,504
[15]Lockheed Martin Corp.	3,667	332,010
TOTAL AEROSPACE & DEFENSE		$339,514

AGRICULTURE – 0.0%**
Archer-Daniels-Midland Co.	258	7,954

APPAREL – 0.0%**
Jones Group, Inc.	556	6,238

BANKS – 0.2%
*,15HomeStreet, Inc.	1,096	38,272

BEVERAGES – 0.9%
Anheuser-Busch InBev NV	3,075	221,632

BUILDING MATERIALS – 0.1%
*Owens Corning	257	8,828
*USG Corp.	386	6,967
TOTAL BUILDING MATERIALS		$15,795

CHEMICALS – 0.4%
*,15Chemtura Corp.	5,500	93,610

COMMERCIAL SERVICES – 1.7%
[15]Macquarie Infrastructure Co. LLC	4,070	140,578
[15]Mastercard, Inc.	300	135,681
[15]Visa, Inc.	1,200	147,576
TOTAL COMMERCIAL SERVICES		$423,835

Description	Number of Shares	Value

COMPUTERS – 0.9%
*,15Apple, Inc.	213	$124,443
*,15NCR Corp.	4,600	108,100
TOTAL COMPUTERS		$232,543

CONSUMER SERVICES – 0.5%
Domino’s Pizza UK & IRL PLC	18,575	132,489

COSMETICS/PERSONAL CARE – 0.0%**
Procter & Gamble Co.	193	12,283

DIVERSIFIED FINANCIAL SERVICES – 0.9%
[15]American Express Co.	3,017	181,654
Goldman Sachs Group, Inc.	328	37,769
TOTAL DIVERSIFIED FINANCIAL SERVICES		$219,423

ELECTRIC – 0.0%**
*Synthesis Energy Systems, Inc.	1,568	2,195

ELECTRONICS – 1.2%
Gentex Corp.	202	4,438
*,15Rogers Corp.	3,100	118,699
*,15Stoneridge, Inc.	19,100	164,642
*Zagg, Inc.	1,545	20,131
TOTAL ELECTRONICS		$307,910

ENTERTAINMENT – 1.4%
[15]Cinemark Holdings, Inc.	15,386	353,263

(Wilmington Rock Maple Alternatives Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	51

Wilmington Rock Maple Alternatives Fund (continued)

Description	Number of Shares	Value

FOOD – 1.1%
Booker Group PLC	200,997	$257,697
Kraft Foods, Inc.	461	18,380
[15]Unilever NV	322	11,061
TOTAL FOOD		$287,138

HEALTHCARE PROVIDERS & SERVICES – 0.6%
*,15DaVita, Inc.	1,749	154,926
TOTAL HEALTHCARE PROVIDERS & SERVICES		$154,926

HEALTHCARE-PRODUCTS – 0.4%
*,15CareFusion Corp.	3,610	93,535

HOLDING COMPANIES-DIVERSIFIED – 0.3%
[15]Primoris Services Corp.	5,424	78,214

HOME BUILDERS – 1.4%
*,15Brookfield Residential Properties, Inc.	16,400	190,568
DR Horton, Inc.	3,039	49,688
Lennar Corp.	1,682	46,659
15MDC Holdings, Inc.	1,213	34,097
*PulteGroup, Inc.	3,863	38,012
TOTAL HOME BUILDERS		$359,024

HOUSEHOLD PRODUCTS/WARES – 0.2%
*Tumi Holdings, Inc.	2,420	61,637

INSURANCE – 0.9%
*,15Berkshire Hathaway, Inc.	730	58,728
[15]Loews Corp.	290	11,928
15XL Group PLC	7,434	159,905
TOTAL INSURANCE		$230,561

INTERNET – 1.0%
*,15IntraLinks Holdings, Inc.	27,943	130,214
*TripAdvisor, Inc.	3,110	116,656
TOTAL INTERNET		$246,870

LEISURE TIME – 0.1%
[15]Callaway Golf Co.	2,950	18,083

LODGING – 1.3%
[15]Wynn Resorts Ltd.	2,488	331,899

MACHINERY – 0.1%
Caterpillar, Inc.	193	19,835

MEDIA – 2.8%
*Kabel Deutschland Holding AG	3,674	231,491
*,15Liberty Global, Inc.	3,200	153,376
*,15Liberty Media Corp. – Liberty Capital	3,240	283,306
Walt Disney Co.	522	22,503
TOTAL MEDIA		$690,676

METALS & MINING – 1.2%
[15]Cameco Corp.	6,520	144,092
Newmont Mining Corp.	3,150	150,097
TOTAL METALS & MINING		$294,189

Description	Number of Shares	Value

MISCELLANEOUS MANUFACTURING – 0.6%
Invensys PLC	42,650	$153,730

OIL & GAS – 2.1%
ConocoPhillips	773	55,370
Nexen, Inc.	7,115	137,496
[15]Nexen, Inc.	5,045	97,621
Suncor Energy, Inc.	1,750	57,820
[15]Transocean Ltd.	3,281	165,330
TOTAL OIL & GAS		$513,637

OIL & GAS SERVICES – 2.8%
*,15Dresser-Rand Group, Inc.	4,807	234,005
John Wood Group PLC	19,510	247,287
ProSafe SE	27,495	214,514
TOTAL OIL & GAS SERVICES		$695,806

PACKAGING & CONTAINERS – 0.6%
[15]Sealed Air Corp.	7,500	143,850

PHARMACEUTICALS – 1.2%
[15]Bristol-Myers Squibb Co.	1,318	43,982
GlaxoSmithKline PLC ADR	129	5,964
Johnson & Johnson	193	12,562
*Pain Therapeutics, Inc.	20,000	81,000
Pfizer, Inc.	2,584	59,251
*QLT, Inc.	10,000	66,600
*Watson Pharmaceuticals, Inc.	411	30,973
TOTAL PHARMACEUTICALS		$300,332

PIPELINES – 1.6%
Enbridge Energy Partners LP	2,800	86,520
Enterprise Products Partners LP	1,800	92,772
Kinder Morgan, Inc.	2,850	102,315
Williams Cos., Inc.	3,150	107,194
TOTAL PIPELINES		$388,801

REAL ESTATE – 0.1%
Brookfield Asset Management, Inc.	307	10,125
Kennedy-Wilson Holdings, Inc.	579	8,141
TOTAL REAL ESTATE		$18,266

REAL ESTATE INVESTMENT TRUSTS (REIT) – 4.3%
[15]Annaly Capital Management, Inc.	8,982	146,586
Chimera Investment Corp.	102,841	297,210
15MFA Financial, Inc.	43,428	320,499
[15]Starwood Property Trust, Inc.	15,452	322,483
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$1,086,778

RETAIL – 3.2%
Abercrombie & Fitch Co.	362	18,162
Carphone Warehouse Group PLC	105,266	223,796
*,15Carrols Restaurant Group, Inc.	10,997	165,835
CVS Caremark Corp.	757	33,777
[15]Foot Locker, Inc.	967	29,581

(Wilmington Rock Maple Alternatives Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

52	PORTFOLIOS OF INVESTMENTS

Wilmington Rock Maple Alternatives Fund (continued)

Description	Number of Shares	Value

GNC Holdings, Inc.	544	$21,249
*Saks, Inc.	7,953	87,165
TJX Cos., Inc.	1,216	50,719
Wal-Mart Stores, Inc.	553	32,577
*,15Wet Seal, Inc.	34,000	111,860
Williams-Sonoma, Inc.	440	17,024
TOTAL RETAIL		$791,745

SEMICONDUCTORS – 1.3%
*,15Freescale Semiconductor Holdings I Ltd.	12,000	148,920
*,15GSI Group, Inc.	12,833	154,894
Intersil Corp.	557	5,720
*LSI Corp.	1,610	12,944
*Marvell Technology Group Ltd.	1,005	15,085
TOTAL SEMICONDUCTORS		$337,563

SOFTWARE – 2.5%
*Allscripts Healthcare Solutions, Inc.	7,200	79,776
[15]Broadridge Financial Solutions, Inc.	5,000	116,050
[15]Microsoft Corp.	2,282	73,070
SAP AG	2,016	133,669
*VeriFone Systems, Inc.	1,264	60,217
*Verint Systems, Inc.	5,820	175,997
TOTAL SOFTWARE		$638,779

TELECOMMUNICATIONS – 2.8%
ADTRAN, Inc.	553	16,878
Koninklijke KPN NV	13,552	121,643
QUALCOMM, Inc.	542	34,601
[15]Virgin Media, Inc.	9,500	233,320
[15]Vodafone Group PLC ADR	10,995	305,991
TOTAL TELECOMMUNICATIONS		$712,433

TOBACCO – 1.0%
Imperial Tobacco Group PLC	6,216	248,567
TOTAL COMMON STOCKS (COST $10,763,117)		$11,303,830

INVESTMENT COMPANIES – 15.1%

ALTERNATIVE INVESTMENT FUND – 4.0%
*Arbitrage Fund	76,220	1,000,762

ASSET ALLOCATION FUND – 1.1%
*,16Proshares Ultrashort MSCI Europe	7,700	284,361

COMMODITY FUNDS – 1.1%
*Ipath Dow Jones-UBS Copper Subindex Total Return ETN	1,275	62,603
*iShares Silver Trust	322	9,695
*SPDR Gold Shares	1,354	219,186
TOTAL COMMODITY FUNDS		$291,484

DEBT FUNDS – 1.8%
*Ipath US Treasury 10-Year Bear ETN	2,400	72,754
*Ipath US Treasury Steepener ETN	1,850	71,854
RidgeWorth Seix Floating Rate High Income Fund	33,599	298,022
TOTAL DEBT FUNDS		$442,630

Description	Number of Shares		Value

EQUITY FUNDS – 7.1%
Energy Select Sector SPDR Fund	1,983		$141,130
iShares FTSE China 25 Index Fund	2,040		77,377
iShares MSCI Brazil Index Fund	965		58,151
iShares MSCI Emerging Markets Index Fund	966		40,765
iShares MSCI Italy Index Fund	708		8,503
Market Vectors Gold Miners ETF	129		5,984
Professionally Managed Portfolios – The Osterweis Strategic Income Fund	87,624		1,017,309
*,16Proshares Ultrashort Euro	18,350		352,503
*,[16]Proshares Ultrashort MSCI Emerging Markets	2,900		76,850
TOTAL EQUITY FUNDS			$1,778,572
TOTAL INVESTMENT COMPANIES (COST $3,838,514)			$3,797,809

	Par Value

CORPORATE BONDS – 17.9%

COMMERCIAL SERVICES – 4.0%
Iron Mountain, Inc., Company Guaranteed, 6.63%, 1/01/16	$500,000		500,312
[6,7]ServiceMaster Co., Company Guaranteed, 10.75%, 7/15/15	470,000		491,150
TOTAL COMMERCIAL SERVICES			$991,462

COMPUTERS & PERIPHERALS – 2.1%
SunGard Data Systems, Inc., Company Guaranteed, 10.25%, 8/15/15	500,000		521,250

ENTERTAINMENT – 2.0%
Greektown Superholdings, Inc., Series A, Secured, 13.00%, 7/01/15	450,000		497,250

FOOD – 1.4%
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Company Guaranteed, 9.25%, 4/01/15	350,000		360,938

FOODS – 2.0%
ARAMARK Corp., Company Guaranteed, 8.50%, 2/01/15	500,000		510,625

PACKAGING & CONTAINERS – 1.2%
Solo Cup Co. / Solo Cup Operating Corp., Sr. Secured, 10.50%, 11/01/13	300,000		304,875

RETAIL – 2.2%
Dave & Buster’s, Inc., Company Guaranteed, 11.00%, 6/01/18	500,000		542,500

SOVEREIGN BONDS – 0.9%
Canadian Government Bond, 2.75%, 6/01/22	100,000	CAD	106,842
Canadian Government Bond, 3.25%, 6/01/21	100,000	CAD	111,277
TOTAL SOVEREIGN BONDS			$218,119

TELECOMMUNICATIONS – 2.1%
Intelsat Jackson Holdings SA, Company Guaranteed, 11.25%, 6/15/16	500,000		$526,875
TOTAL CORPORATE BONDS (COST $4,453,014)			$4,473,894

(Wilmington Rock Maple Alternatives Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	53

Wilmington Rock Maple Alternatives Fund (continued)

Description	Par Value/ Shares	Value

U.S. GOVERNMENT OBLIGATIONS – 2.4%

U.S. TREASURY BILLS – 2.4%
[15]0.08%, 5/10/12	$100,000	$99,998
[15]0.16%, 2/07/13	500,000	499,395
TOTAL U.S. TREASURY BILLS		$599,393
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $599,387)		$599,393

MONEY MARKET FUND – 21.7%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	5,443,056	5,443,056
TOTAL MONEY MARKET FUND (COST $5,443,056)		$5,443,056

	Contracts

PURCHASED OPTIONS – 1.2%

CALL OPTIONS – 0.3%
S&P 500 Index, Strike Price $1,492.00, Expiring 5/16/12	5	59
S&P 500 Index, Strike Price $1,477.00, Expiring 5/22/12	5	156
S&P 500 Index, Strike Price $1,480.00, Expiring 5/08/12	5	22
S&P 500 Index, Strike Price $1,480.00, Expiring 5/11/12	5	44
S&P 500 Index, Strike Price $1,485.00, Expiring 5/09/12	5	20
S&P 500 Index, Strike Price $1,485.00, Expiring 5/17/12	5	99
S&P 500 Index, Strike Price $1,485.00, Expiring 5/19/12	5	150
S&P 500 Index, Strike Price $1,495.00, Expiring 5/04/12	5	7
S&P 500 Index, Strike Price $1,495.00, Expiring 5/24/12	5	70
S&P 500 Index, Strike Price $1,500.00, Expiring 5/02/12	5	0
S&P 500 Index, Strike Price $1,505.00, Expiring 5/25/12	4	36
S&P 500 Index, Strike Price $1,515.00, Expiring 5/01/12	4	0
SPDR Gold Trust, Strike Price $165.00, Expiring 12/22/12	90	78,300
TOTAL CALL OPTIONS		$78,963

PUT OPTIONS – 0.9%
Automatic Data Processing, Inc., Strike Price $55.00, Expiring 1/19/13	14	4,970
Avon Products, Inc., Strike Price $17.50, Expiring 1/19/13	34	3,145
Caterpillar, Inc., Strike Price $110.00, Expiring 1/19/13	5	7,500
Colgate-Palmolive Company, Strike Price $90.00, Expiring 1/19/13	11	3,289
Cummins Inc., Strike Price $115.00, Expiring 1/19/13	4	5,640
Deere & Company, Strike Price $87.50, Expiring 1/19/13	7	7,648

Description	Contracts	Value

Duke Energy Corporation, Strike Price $22.50, Expiring 1/19/13	29	$5,945
Freeport-McMoran Copper & Gold, Strike Price $45.00, Expiring 1/19/13	11	10,835
Home Depot, Inc., Strike Price $45.00, Expiring 1/19/13	15	2,978
International Business Machines, Strike Price $190.00, Expiring 1/19/13	5	4,100
iShares MSCI Germany Index Fund, Strike Price $22.00, Expiring 1/19/13	129	30,960
JP Morgan Chase & Co., Strike Price $37.00, Expiring 1/19/13	15	3,510
KB Home, Strike Price $10.00, Expiring 1/19/13	32	7,632
Monsanto Company, Strike Price $82.50, Expiring 1/19/13	8	8,960
Raytheon Company, Strike Price $50.00, Expiring 1/19/13	13	2,945
Rydex CurrencyShares Australian, Strike Price $107.00, Expiring 9/22/12	98	51,450
S&P 500 Index, Strike Price $1,220.00, Expiring 5/11/12	5	83
S&P 500 Index, Strike Price $1,230.00, Expiring 5/17/12	5	266
S&P 500 Index, Strike Price $1,265.00, Expiring 5/25/12	4	602
S&P 500 Index, Strike Price $1,225.00, Expiring 5/08/12	5	49
S&P 500 Index, Strike Price $1,225.00, Expiring 5/09/12	5	63
S&P 500 Index, Strike Price $1,325.00, Expiring 12/22/12	6	37,980
S&P 500 Index, Strike Price $1,265.00, Expiring 5/24/12	5	701
S&P 500 Index, Strike Price $1,235.00, Expiring 5/22/12	5	356
S&P 500 Index, Strike Price $1,240.00, Expiring 5/16/12	5	287
S&P 500 Index, Strike Price $1,265.00, Expiring 5/01/12	4	0
S&P 500 Index, Strike Price $1,245.00, Expiring 5/19/12	5	375
S&P 500 Index, Strike Price $1,265.00, Expiring 5/04/12	5	49
S&P 500 Index, Strike Price $1,250.00, Expiring 5/02/12	5	1
SPDR S&P 500, Strike Price $135.00, Expiring 5/19/12	150	8,550
Titan Machinery, Inc., Strike Price $25.00, Expiring 9/22/12	20	1,500
Union Pacific Corporation, Strike Price $115.00, Expiring 1/19/13	6	7,005
United Rentals, Inc., Strike Price $40.00, Expiring 1/19/13	9	4,275
TOTAL PUT OPTIONS		$223,649
TOTAL PURCHASED OPTIONS (COST $430,361)		$302,612
TOTAL INVESTMENTS IN SECURITIES – 103.4% (COST $25,527,449)		$25,920,594

(Wilmington Rock Maple Alternatives Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

54	PORTFOLIOS OF INVESTMENTS

Wilmington Rock Maple Alternatives Fund (continued)

Description	Number of Shares	Value

SECURITIES SOLD SHORT – (19.9%)

COMMON STOCK – 0.0%**

INTERNET & CATALOG RETAIL – 0.0%**
PetMed Express, Inc.	(293)	$(3,947)

INVESTMENT COMPANIES – (19.9%)

ASSET ALLOCATION FUND – (0.1%)
CurrencyShares Japanese Yen Trust	(129)	(15,888)

DEBT FUND – (0.9%)
iShares Barclays 20+ Year Treasury Bond Fund	(2,014)	(236,282)

EQUITY FUNDS – (18.9%)
Consumer Discretionary Select Sector SPDR Fund	(7,150)	(326,111)
Financial Select Sector SPDR Fund	(11,480)	(177,022)
Health Care Select Sector SPDR Fund	(4,120)	(154,541)
Industrial Select Sector SPDR Fund	(7,050)	(260,709)
Market Vectors Semiconductor ETF	(1,350)	(46,696)
iShares MSCI U.K. Index Fund	(58,000)	(1,017,900)
iShares Russell 2000 Value Index Fund	(1,570)	(112,820)
iShares S&P Europe 350 Index Fund	(20,000)	(728,800)
SPDR S&P 500 ETF Trust Series 1	(1,000)	(139,770)
SPDR S&P 500 ETF Trust Series 1	(460)	(64,294)
SPDR S&P 500 ETF Trust Series 1	(10,163)	(1,420,483)
SPDR S&P Midcap 400 ETF Trust	(390)	(70,278)
Technology Select Sector SPDR Fund	(7,280)	(216,944)
TOTAL EQUITY FUNDS		$(4,736,368)
TOTAL INVESTMENT COMPANIES		$(4,988,538)
TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,779,977)		$(4,992,485)

	Contracts

WRITTEN OPTIONS – (0.1%)

CALL OPTIONS – (0.1%)
GNC Holdings, Inc., Strike Price $40.00, Expiring 5/19/12	(4)	(340)
MDC Holdings, Inc., Strike Price $27.00, Expiring 5/19/12	(3)	(510)
S&P 500 Index, Strike Price $1,420.00, Expiring 5/09/12	(5)	(1,570)
S&P 500 Index, Strike Price $1,412.00, Expiring 5/22/12	(5)	(5,355)
S&P 500 Index, Strike Price $1,435.00, Expiring 5/02/12	(5)	(22)
S&P 500 Index, Strike Price $1,415.00, Expiring 5/11/12	(5)	(2,667)
S&P 500 Index, Strike Price $1,420.00, Expiring 5/19/12	(5)	(3,400)
S&P 500 Index, Strike Price $1,415.00, Expiring 5/08/12	(5)	(2,021)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,420.00, Expiring 5/17/12	(5)	$(3,073)
S&P 500 Index, Strike Price $1,427.00, Expiring 5/16/12	(5)	(1,964)
S&P 500 Index, Strike Price $1,430.00, Expiring 5/04/12	(5)	(234)
S&P 500 Index, Strike Price $1,435.00, Expiring 5/25/12	(4)	(1,623)
S&P 500 Index, Strike Price $1,445.00, Expiring 5/01/12	(4)	0
S&P 500 Index, Strike Price $1,430.00, Expiring 5/24/12	(5)	(2,506)
Targacept, Inc., Strike Price $7.50, Expiring 5/19/12	(6)	(36)
Targacept, Inc., Strike Price $7.50, Expiring 8/18/12	(6)	(90)
Verifone Systems, Inc., Strike Price $57.50, Expiring 5/19/12	(3)	(30)
TOTAL CALL OPTIONS		$(25,441)

PUT OPTIONS – 0.0%**
M.D.C. Holdings, Inc., Strike Price $24.00, Expiring 5/19/12	(3)	(60)
S&P 500 Index, Strike Price $1,300.00, Expiring 5/22/12	(5)	(1,249)
S&P 500 Index, Strike Price $1,285.00, Expiring 5/11/12	(5)	(337)
S&P 500 Index, Strike Price $1,290.00, Expiring 5/08/12	(5)	(235)
S&P 500 Index, Strike Price $1,290.00, Expiring 5/09/12	(5)	(278)
S&P 500 Index, Strike Price $1,295.00, Expiring 5/17/12	(5)	(850)
S&P 500 Index, Strike Price $1,310.00, Expiring 5/19/12	(5)	(1,175)
S&P 500 Index, Strike Price $1,305.00, Expiring 5/16/12	(5)	(950)
S&P 500 Index, Strike Price $1,315.00, Expiring 5/02/12	(5)	(30)
S&P 500 Index, Strike Price $1,330.00, Expiring 5/04/12	(5)	(249)
S&P 500 Index, Strike Price $1,330.00, Expiring 5/24/12	(5)	(2,752)
S&P 500 Index, Strike Price $1,335.00, Expiring 5/01/12	(4)	(2)
S&P 500 Index, Strike Price $1,335.00, Expiring 5/25/12	(4)	(2,581)
Verifone Systems, Inc., Strike Price $49.00, Expiring 5/19/12	(4)	(1,140)
TOTAL PUT OPTIONS		(11,888)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $77,560)		$(37,329)
OTHER ASSETS LESS LIABILITIES – 16.6%		4,165,168
TOTAL NET ASSETS – 100.0%		$25,055,948

(Wilmington Rock Maple Alternatives Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	55

Wilmington Rock Maple Alternatives Fund (concluded)

Cost of investments for Federal income tax purposes is $25,711,093. The net unrealized appreciation/(depreciation) of investments was $209,501. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $919,622 and net unrealized depreciation from investments for those securities having an excess of cost over value of $710,121.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets and Liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets
Investments in Securities
Common Stocks	$11,303,830	$—	$—	$11,303,830
Corporate Bonds	—	4,473,894	—	4,473,894
Investment Companies	3,797,809	—	—	3,797,809
Purchased Options	299,642	2,970	—	302,612
U.S. Government Obligations	—	599,393	—	599,393
Money Market Fund	5,443,056	—	—	5,443,056

Total Investments in Securities	$20,844,337	$5,076,257	$—	$25,920,594

Other Financial Instruments^
Forward Foreign Currency Contracts	—	22	—	22

Total Assets	$20,844,337	$5,076,279	$—	$25,920,616

Liabilities
Other Financial Instruments^
Securities Sold Short	$(4,992,485)	$—	$—	$(4,992,485)
Written Options	(6,781)	(30,548)	—	(37,329)
Forward Foreign Currency Contracts	—	(14,522)	—	(14,522)

Total Liabilities	$(4,999,266)	$(45,070)	$—	$(5,044,336)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in the Portfolio of Investments such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument. Securities sold short and written options are reported at their market value at period end.

At April 30, 2012, the Wilmington Rock Maple Alternatives Fund had the following outstanding forward foreign currency contracts, which contractually obligate the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/3/2012	Bank of New York	10,633 Pound Sterling	$17,263	$17,256	$(7)
5/31/2012	Bank of New York	9,000 Euro	11,918	11,915	(3)
CONTRACTS SOLD
5/3/2012	Bank of New York	9,731 Euro	12,884	12,881	3
5/31/2012	Bank of New York	1,188,000 Norwegian Krone	206,681	207,323	(642)
5/31/2012	Bank of New York	30,000 Pound Sterling	48,696	48,677	19
5/31/2012	Bank of New York	547,000 Euro	719,360	724,153	(4,793)
5/31/2012	Bank of New York	137,000 Canadian Dollar	137,716	138,590	(874)
5/31/2012	Bank of New York	749,000 Pound Sterling	1,207,088	1,215,291	(8,203)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(14,500)

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

56

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Real Asset Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Inflation-Linked & Fixed Income Securities:
Foreign Government Inflation-Linked Securities	30.2%
U.S. Government Inflation-Linked Securities	16.9%
Exchange-Traded Funds	2.1%
Corporate Bonds	2.0%
Variable Rate Demand Notes	1.3%
Mortgage-Backed Securities	0.4%
Asset-Backed Securities	0.1%
Real Estate Related Securities:
Real Estate Investment Trusts	18.9%
Common Stocks	11.1%
Exchange-Traded Funds	4.2%
Rights	0.0%[3]
Commodity Related Securities:
Investment Companies	5.4%
Exchange-Traded Funds	4.6%
Structured Note	1.5%
Short-Term Investments:
Open-End Fund	0.0%[3]
Purchases Options	0.0%[3]
Written Options	0.0%[3]
Cash Equivalents[1]	4.4%
Other Assets and Liabilities – Net[2]	(3.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Par Value	Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 53.0%

CORPORATE BONDS – 2.0%

ENERGY– 0.1%
DCP Midstream Operating LP, Company Guaranteed, 3.25%, 10/1/2015	$200,000	$203,008

Description	Par Value	Value

Petroleos Mexicanos, Company Guaranteed, 5.50%, 1/21/2021	$100,000	$111,800
TOTAL ENERGY		$314,808

FINANCIALS – 1.9%
AK Transneft OJSC Via TransCapitalInvest Ltd, Company Guaranteed, 8.70%, 8/7/2018	200,000	247,750
[1,6,7]Banco Santander Brazil SA, Sr. Unsecured, 2.57%, 3/18/2014	500,000	497,077

(Wilmington Multi-Manager Real Asset Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	57

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

Banque PSA Finance SA, Sr. Unsecured, 4.00%, 7/19/2013	$300,000	$404,334
[12]Countrywide Financial Corp., Company Guaranteed, 5.80%, 6/7/2012	200,000	200,885
[1,6,7]Dexia Credit Local SA, Government Liquid GTD, 0.88%, 3/5/2013	1,700,000	1,635,446
Ford Motor Credit Co., LLC, Sr. Unsecured, 8.00%, 6/1/2014	200,000	223,250
[6,7]International Lease Finance Corp., Sr. Secured, 7.13%, 9/1/2018	100,000	110,719
MAGI Funding PLC, 1.31%, 4/11/2021	464,742	583,145
[1]Merrill Lynch & Co., Inc., Sr. Unsecured, 1.56%, 9/27/2012	700,000	925,539
[1]Merrill Lynch & Co., Inc., Sr. Unsubordinated, 1.36%, 8/9/2013	200,000	259,453
[1]Royal Bank of Scotland PLC, Company Guaranteed, 2.91%, 8/23/2013	1,100,000	1,099,854
SLM Corp., Sr. Unsecured, 3.13%, 9/17/2012	400,000	530,767
TOTAL FINANCIALS		$6,718,219
TOTAL CORPORATE BONDS (COST $7,278,039)		$7,033,027
	Shares

EXCHANGE-TRADED FUNDS – 2.1%

DEBT FUND – 2.1%
iShares Barclays TIPS Bond Fund, %,	61,300	7,320,446
TOTAL EXCHANGE-TRADED FUNDS (COST $7,188,016)		$7,320,446
	Par Value

VARIABLE RATE DEMAND NOTES – 1.3%

FINANCIALS – 1.3%
[1]Bank of Nova Scotia, Certificate of Deposit, 0.77%, 10/18/2012	$1,500,000	1,501,447
1JPMorgan Chase & Co., Notes, 1.22%, 9/30/2013	1,500,000	1,510,540
[1,6,7]Metropolitan Life Global Funding I, Secured, 1.22%, 1/10/2014	1,500,000	1,498,407
[1]Morgan Stanley, Sr. Unsecured, 1.45%, 4/29/2013	100,000	98,859
TOTAL FINANCIALS		$4,609,253
TOTAL VARIABLE RATE DEMAND NOTES (COST $4,603,632)		$4,609,253

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 16.9%

U.S. TREASURY INFLATION INDEXED BILLS – 0.9%
U.S. Treasury Note, 2.00%, 2/15/2022	3,050,000	3,071,445

U.S. TREASURY INFLATION INDEXED BONDS – 9.0%
U.S. Treasury Inflation Indexed Bond, 2.50%, 1/15/2029	48,000	69,269
U.S. Treasury Inflation Indexed Bond, 1.75%, 1/15/2028	578,000	772,691

	Par Value		Value

U.S. Treasury Inflation Indexed Bond, 2.00%, 1/15/2026	$568,000		$820,819
U.S. Treasury Inflation Indexed Bond, 2.13%, 2/15/2040	400,000		575,508
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/2027	1,100,000		1,639,774
U.S. Treasury Inflation Indexed Bond, 3.88%, 4/15/2029	2,849,000		6,256,075
U.S. Treasury Inflation Indexed Bond, 3.63%, 4/15/2028	584,000		1,247,178
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/2025	3,723,000		5,860,991
U.S. Treasury Inflation Indexed Bond, 3.38%, 4/15/2032	1,254,000		2,533,721
United States Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042	1,050,000		1,057,907
United States Treasury Inflation Indexed Bonds, 0.13%, 1/15/2022	10,150,000		10,670,607
TOTAL U.S. TREASURY INFLATION INDEXED BONDS			$31,504,540

U.S. TREASURY INFLATION INDEXED NOTES – 7.0%
Inflation Protected Note, 1.63%, 1/15/2015	400,000		518,129
U.S. Treasury Inflation Indexed Note, 1.88%, 7/15/2015	1,100,000		1,433,344
U.S. Treasury Inflation Indexed Note, 1.13%, 1/15/2021	5,700,000		6,798,813
U.S. Treasury Inflation Indexed Note, 1.25%, 7/15/2020	700,000		849,147
U.S. Treasury Inflation Indexed Note, 1.63%, 1/15/2018	1,400,000		1,765,546
U.S. Treasury Inflation Indexed Note, 2.38%, 1/15/2017	1,000,000		1,329,832
U.S. Treasury Inflation Indexed Note, 0.13%, 4/15/2017	500,000		536,568
U.S. Treasury Inflation Indexed Note, 1.25%, 4/15/2014	40,000		45,359
U.S. Treasury Inflation Indexed Note, 2.00%, 7/15/2014	1,930,000		2,525,874
U.S. Treasury Inflation Indexed Note, 2.00%, 1/15/2014	1,630,000		2,131,507
U.S. Treasury Inflation Indexed Note, 1.88%, 7/15/2013	3,478,000		4,508,225
U.S. Treasury Inflation Indexed Note, 2.13%, 1/15/2019	1,510,000		1,939,672
U.S. Treasury Inflation Indexed Note, 0.63%, 4/15/2013	176,000		193,250
U.S. Treasury Inflation Indexed Note, 2.00%, 1/15/2016	8,000		10,372
TOTAL U.S. TREASURY INFLATION INDEXED NOTES			$24,585,638
TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $57,032,315)			$59,161,623

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 30.2%

DIVERSIFIED – 0.2%
Network Rail Infrastructure Finance PLC, Government Guaranteed, 1.38%, 11/22/2037	376,138	GBP	765,882

(Wilmington Multi-Manager Real Asset Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

58	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value		Value

GOVERNMENT – 30.0%
Australia Government Bond, 3.23%, 9/20/2025	3,200,000	AUD	$4,384,254
Australia Government Bond, 4.00%, 8/20/2020	350,000	AUD	683,870
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/2014	544,000	BRL	644,490
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 5/15/2045	1,508,000	BRL	2,061,147
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 5/15/2017	5,949,000	BRL	7,234,816
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/2024	1,640,000	BRL	2,095,689
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 2.25%, 4/15/2013	332,133	EUR	454,762
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/2018	41,155	EUR	59,632
Canadian Government Bond, 4.25%, 12/1/2021	3,282,089	CAD	4,678,684
Canadian Government Bond, 3.00%, 12/1/2036	705,978	CAD	1,134,789
Canadian Government Bond, 4.00%, 12/1/2031	610,011	CAD	1,041,245
Canadian Government Bond, 1.50%, 12/1/2044	943,470	CAD	1,202,257
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/2020	148,484	EUR	231,090
*Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/2023	330,000	EUR	452,989
France Government Bond OAT, 1.10%, 7/25/2022	661,620	EUR	874,277
France Government Bond OAT, 1.80%, 7/25/2040	720,694	EUR	1,009,752
France Government Bond OAT, 3.15%, 7/25/2032	359,085	EUR	602,734
France Government Bond OAT, 2.50%, 7/25/2013	936,480	EUR	1,307,172
France Government Bond OAT, 1.30%, 7/25/2019	836,728	EUR	1,157,928
France Government Bond OAT, 3.40%, 7/25/2029	675,543	EUR	1,143,438
France Government Bond OAT, 2.25%, 7/25/2020	767,878	EUR	1,125,874
France Government Bond OAT, 1.00%, 7/25/2017	388,990	EUR	536,153
France Government Bond OAT, 1.60%, 7/25/2015	520,925	EUR	742,229
France Government Bond OAT, 5.75%, 10/25/2032	500,000	EUR	868,969
France Government Bond OAT, 2.10%, 7/25/2023	861,928	EUR	1,255,679
French Treasury Note BTAN, 0.45%, 7/25/2016	308,886	EUR	419,197
Italy Buoni Poliennali del Tesoro, 2.35%, 9/15/2019	535,850	EUR	642,345
Italy Buoni Poliennali del Tesoro, 2.60%, 9/15/2023	1,657,935	EUR	1,840,395
Italy Buoni Poliennali del Tesoro, 2.35%, 9/15/2035	347,199	EUR	328,007
Italy Buoni Poliennali del Tesoro, 2.10%, 9/15/2017	731,361	EUR	899,796
Italy Buoni Poliennali del Tesoro, 2.15%, 9/15/2014	708,912	EUR	943,293

Description	Par Value		Value

Italy Buoni Poliennali Del Tesoro, 2.55%, 9/15/2041	210,370	EUR	$201,275
Italy Buoni Poliennali Del Tesoro, 5.50%, 9/1/2022	900,000	EUR	1,183,643
Italy Buoni Poliennali Del Tesoro, 2.10%, 9/15/2021	628,875	EUR	691,807
Italy Buoni Poliennali Del Tesoro, 2.10%, 9/15/2016	932,778	EUR	1,176,863
Japanese Government CPI Linked Bond, 1.40%, 3/10/2018	63,960,000	JPY	874,170
Mexican Bonos, 8.50%, 12/13/2018	15,154,200	MXN	1,355,463
Mexican Udibonos, 3.50%, 12/14/2017	31,783,955	MXN	2,663,975
Mexican Udibonos, 2.50%, 12/10/2020	19,982,428	MXN	1,558,237
New South Wales Treasury Corp., 2.75%, 11/20/2025	300,000	AUD	379,075
New South Wales Treasury Corp., 3.75%, 11/20/2020	800,000	AUD	1,029,799
Poland Government Bond, 3.00%, 8/24/2016	2,290,813	PLN	757,538
South Africa Government Bond – CPI Linked, 2.60%, 3/31/2028	4,619,123	ZAR	623,759
Sweden Government Bond, 4.29%, 12/1/2028	4,100,000	SEK	1,122,249
Sweden Government Bond, 4.29%, 12/1/2015	11,400,000	SEK	2,342,484
Sweden Government Bond, 5.11%, 12/1/2020	12,000,000	SEK	3,033,520
Turkey Government Bond, 9.00%, 5/21/2014	1,631,337	TRY	1,051,951
U.K. Gilt Inflation Linked, 1.13%, 11/22/2037	830,116	GBP	1,726,250
U.K. Gilt Inflation Linked, 0.50%, 3/22/2050	224,776	GBP	423,338
U.K. Gilt Inflation Linked, 0.13%, 3/22/2029	252,545	GBP	422,653
U.K. Gilt Inflation Linked, 2.50%, 4/16/2020	700,000	GBP	4,160,071
U.K. Gilt Inflation Linked, 0.63%, 11/22/2042	914,352	GBP	1,756,118
U.K. Gilt Inflation Linked, 1.25%, 11/22/2027	2,339,464	GBP	4,664,652
U.K. Gilt Inflation Linked, 0.75%, 11/22/2047	1,385,232	GBP	2,807,528
U.K. Gilt Inflation Linked, 1.25%, 11/22/2032	331,368	GBP	682,667
U.K. Gilt Inflation Linked, 0.75%, 3/22/2034	3,821,212	GBP	7,153,216
U.K. Gilt Inflation Linked, 1.25%, 11/22/2055	499,140	GBP	1,223,751
U.K. Gilt Inflation Linked, 1.25%, 11/22/2017	990,424	GBP	1,866,701
U.K. Gilt Inflation Linked, 1.88%, 11/22/2022	7,463,616	GBP	15,383,918
U.K. Gilt Inflation Linked, 2.50%, 7/17/2024	200,000	GBP	1,068,357
TOTAL GOVERNMENT			$105,441,980
TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $100,288,212)			$106,207,862

ASSET-BACKED SECURITIES – 0.1%
[1,6,7]SLM Student Loan Trust, 2.16%, 8/15/2016	$33,783		33,932
[1,6,7]Venture CDO Ltd, 0.70%, 1/20/2022	400,000		377,426
TOTAL ASSET-BACKED SECURITIES			$411,358
TOTAL ASSET-BACKED SECURITIES (COST $392,956)			$411,358

MORTGAGE-BACKED SECURITIES – 0.4%

DIVERSIFIED – 0.2%
[1,6,7]Arran Residential Mortgages Funding PLC, 2.49%, 11/19/2047	400,000		531,131

(Wilmington Multi-Manager Real Asset Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

WHOLE LOAN – 0.2%
1WAMU Mortgage Pass-Through Certificates, 2.27%, 11/25/2036	531,136	$346,162
1WAMU Mortgage Pass-Through Certificates, 2.69%, 3/25/2037	240,655	184,047
TOTAL WHOLE LOAN		$530,209
TOTAL MORTGAGE-BACKED SECURITIES (COST $1,129,983)		$1,061,340
TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $177,913,153)		$185,804,909
	Number of Shares

REAL ESTATE RELATED SECURITIES –34.2%

COMMON STOCKS – 11.1%

DEPARTMENT STORES – 0.4%
Lifestyle International Holdings Ltd.	600,400	1,408,400

DIVERSIFIED – 0.2%
Shaftesbury PLC	69,733	578,864

DIVERSIFIED REAL ESTATE ACTIVITIES – 4.8%
CapitaLand Ltd.	710,050	1,686,907
City Developments Ltd.	131,000	1,073,406
Daito Trust Construction Co. Ltd.	7,901	713,505
Daiwa House Industry Co. Ltd.	86,700	1,122,843
Evergrande Real Estate Group Ltd.	981,000	567,713
Great Eagle Holdings Ltd.	61,100	180,339
Hang Lung Group Ltd.	41,900	263,001
Hang Lung Properties Ltd.	483,999	1,790,359
Kerry Properties Ltd.	378,000	1,727,117
Mitsubishi Estate Co. Ltd.	159,120	2,838,012
Mitsui Fudosan Co. Ltd.	165,589	3,063,313
Nomura Real Estate Holdings, Inc.	15,800	278,439
Sumitomo Realty & Development Co. Ltd.	11,000	265,080
Sun Hung Kai Properties Ltd.	80,353	969,375
Wharf Holdings Ltd.	62,000	369,987
TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$16,909,396

FINANCIAL – 0.2%
Goodman Group	130,443	489,294
Investa Office Fund	143,300	407,620
TOTAL FINANCIAL		$896,914

HOTELS, RESORTS & CRUISE LINES – 0.9%
Melia Hotels International SA	105,000	628,226
Shangri-La Asia, Ltd.	482,416	1,024,691
Starwood Hotels & Resorts Worldwide, Inc.	26,400	1,562,880
TOTAL HOTELS, RESORTS & CRUISE LINES		$3,215,797

OFFICE – 0.1%
CapitaCommercial Trust	405,000	422,182

Description	Number of Shares	Value

REAL ESTATE DEVELOPMENT – 1.3%
Cheung Kong Holdings Ltd.	106,410	$1,415,389
China Overseas Land & Investment Ltd.	561,000	1,216,193
China Resources Land Ltd.	118,000	227,220
Guangzhou R&F Properties Co. Ltd.	320,000	427,291
Keppel Land Ltd.	58,000	148,574
*Longfor Properties Co. Ltd.	187,700	298,534
Sino Land Co. Ltd.	392,500	677,889
Wing Tai Holdings Ltd.	290,000	277,697
TOTAL REAL ESTATE DEVELOPMENT		$4,688,787

REAL ESTATE OPERATING COMPANIES – 2.4%
Aeon Mall Co. Ltd.	48,700	1,086,356
Brookfield Office Properties, Inc.	67,400	1,223,984
Castellum AB	45,490	575,622
Central Pattana PCL, Receipt	23,000	37,585
Central Pattana PCL	537,000	877,537
*Country Garden Holdings Co. Ltd.	847,000	367,898
*Global Logistic Properties Ltd.	398,300	663,029
*GSW Immobilien AG	6,847	227,898
Hongkong Land Holdings Ltd.	250,681	1,556,729
Hufvudstaden AB	10,220	109,859
Hysan Development Co. Ltd.	341,784	1,548,428
Safestore Holdings PLC	66,300	120,510
Sonae Sierra Brasil SA	6,700	108,260
TOTAL REAL ESTATE OPERATING COMPANIES		$8,503,695

RESIDENTIAL – 0.0%**
Advance Residence Investment Corp.	52	100,561

RETAIL – 0.8%
DDR Corp.	90,510	1,339,548
General Growth Properties, Inc.	50,674	901,997
Westfield Retail Trust	220,863	625,948
TOTAL RETAIL		$2,867,493
TOTAL COMMON STOCKS (COST $32,057,679)		$39,592,089

REAL ESTATE INVESTMENT TRUSTS – 18.9%

DIVERSIFIED – 2.6%
British Land Co. PLC	28,818	228,887
Canadian Real Estate Investment Trust	4,388	171,860
Dexus Property Group	661,214	644,169
Fonciere Des Regions	4,726	366,277
GPT Group	245,996	838,151
*ICADE	15,650	1,320,221
Kenedix Realty Investment Corp.	46	160,747
Land Securities Group PLC	150,946	1,782,161
Liberty Property Trust	18,300	667,035
Mirvac Group	75,475	101,840
Segro PLC	64,428	231,183

(Wilmington Multi-Manager Real Asset Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

60	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Stockland	405,714	$1,310,473
United Urban Investment Corp.	161	190,159
Vornado Realty Trust	13,997	1,201,503
TOTAL DIVERSIFIED		$9,214,666

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.1%
*Tokyo Tatemono Co. Ltd.	106,000	395,641

INDUSTRIAL – 0.9%
Ascendas Real Estate Investment Trust	33,000	55,467
Prologis, Inc.	89,121	3,188,749
TOTAL INDUSTRIAL		$3,244,216

OFFICE – 3.1%
Alexandria Real Estate Equities, Inc.	11,400	854,088
Boston Properties, Inc.	32,300	3,496,475
Derwent London PLC	53,158	1,502,828
Douglas Emmett, Inc.	36,200	841,288
Great Portland Estates PLC	136,614	798,382
Highwoods Properties, Inc.	8,000	277,840
Japan Real Estate Investment Corp.	59	523,196
Kilroy Realty Corp.	6,800	322,660
Nippon Building Fund, Inc.	31	295,478
SL Green Realty Corp.	21,600	1,780,704
Societe Immobiliere de Location pour l’industrie et le Commerce	1,430	150,901
TOTAL OFFICE		$10,843,840

RESIDENTIAL – 3.5%
American Campus Communities, Inc.	15,300	680,085
AvalonBay Communities, Inc.	10,329	1,501,837
Boardwalk Real Estate Investment Trust	23,200	1,381,174
BRE Properties, Inc.	12,800	672,000
Equity Residential	46,900	2,881,536
Essex Property Trust, Inc.	16,500	2,606,505
Nippon Accommodations Fund, Inc.	25	165,644
Post Properties, Inc.	11,300	550,310
UDR, Inc.	67,919	1,788,307
TOTAL RESIDENTIAL		$12,227,398

RETAIL – 6.0%
Calloway Real Estate Investment Trust	3,900	108,490
CapitaMall Trust	279,542	406,607
Corio NV	9,100	407,263
Federal Realty Investment Trust	12,100	1,217,986
Frasers Centrepoint Trust	44,000	56,711
Hammerson PLC	201,459	1,365,336
Japan Retail Fund Investment Corp.	192	306,613
Kimco Realty Corp.	36,300	704,583
Klepierre	22,380	708,614

Description	Number of Shares	Value

Link REIT	142,800	$594,490
Macerich Co.	19,584	1,205,787
Primaris Retail Real Estate Investment Trust	5,000	117,275
RioCan Real Estate Investment Trust	60,558	1,663,759
Simon Property Group, Inc.	43,069	6,701,536
Tanger Factory Outlet Centers	9,000	281,880
Taubman Centers, Inc.	17,500	1,350,650
Unibail-Rodamco SE	13,487	2,520,801
Westfield Group	152,785	1,470,954
TOTAL RETAIL		$21,189,335

SPECIALIZED – 2.7%
HCP, Inc.	35,800	1,483,910
Health Care REIT, Inc.	36,000	2,039,760
Host Hotels & Resorts, Inc.	101,314	1,685,865
Pebblebrook Hotel Trust	9,400	226,352
Public Storage	14,200	2,034,292
Ventas, Inc.	36,884	2,168,410
TOTAL SPECIALIZED		$9,638,589
TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $47,031,272)		$66,753,685

RIGHTS – 0.0%**

FINANCIAL – 0.0%**
*GSW Immobilien AG, exp. 05/02/12	6,838	6,698
TOTAL RIGHTS (COST $–)		$6,698

EXCHANGE-TRADED FUNDS – 4.2%

EQUITY FUNDS – 4.2%
SPDR Dow Jones International Real Estate ETF	215,000	8,041,000
Vanguard REIT ETF	100,000	6,547,000
TOTAL EQUITY FUNDS		$14,588,000
TOTAL EXCHANGE-TRADED FUNDS (COST $13,395,731)		$14,588,000
TOTAL REAL ESTATE RELATED SECURITIES (COST $92,484,682)		$120,940,472

COMMODITY RELATED SECURITIES – 11.5%

EXCHANGE-TRADED FUNDS – 4.6%
*PowerShares DB Commodity Index Tracking Fund	568,000	16,136,880
TOTAL EXCHANGE-TRADED FUNDS (COST $15,217,256)		$16,136,880

INVESTMENT COMPANIES – 5.4%
*Credit Suisse Commodity Return Strategy Fund	1,724,196	14,103,925
PIMCO Commodity RealReturn Strategy Fund	711,399	4,787,718
TOTAL INVESTMENT COMPANIES (COST $17,761,101)		$18,891,643

(Wilmington Multi-Manager Real Asset Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	61

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

STRUCTURED NOTE – 1.5%
[2] Deutsche Bank AG, London Branch, Structured Note Linked to Dow Jones-UBS Commodity Index, 0.12%, 08/01/12	$7,869,000	$5,433,544
TOTAL STRUCTURED NOTE (COST $7,869,000)		$5,433,544
TOTAL COMMODITY RELATED SECURITIES (COST $40,847,357)		$40,462,067
Description	Contracts

PURCHASED OPTION – 0.0%**

PUT OPTION – 0.0%**
U.S. 30Y Futures, Strike Price 3.88%, Expiring 4/14/2014	600,000	25,479
TOTAL PURCHASED OPTION (COST $30,510)		$25,479

	Number of Shares

SHORT-TERM INVESTMENTS – 4.3%

MONEY MARKET FUNDS – 4.3%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	13,205,386	13,205,386
[8,9]Wilmington Prime Money Market Fund, Select Shares, 0.04%	1,774,134	1,774,134
TOTAL MONEY MARKET FUNDS (COST $14,979,520)		$14,979,520
	Par Value

REPURCHASE AGREEMENT – 0.0%**
Deutsche Bank Securities, Inc., 0.18%, dated 04/30/12, due 05/01/12, repurchase price $200,001, collateralized by a U.S. Treasury Note 0.63%, maturing 10/31/16; total market value of $202,000.	$200,000	200,000
TOTAL REPURCHASE AGREEMENT (COST $200,000)		$200,000
TOTAL SHORT-TERM INVESTMENTS (COST $15,179,520)		$15,179,520

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES – 0.1%

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.1%

REPURCHASE AGREEMENTS – 0.1%
HSBC Securities, Inc., 0.19%, dated 04/30/12, due 05/01/12, repurchase price $210,258, collateralized by U.S. Government Securities 0.00% to 9.38%, maturing 06/04/12 to 04/15/30; total market value of $214,466.	210,257	210,257
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $210,257)		$210,257

Description	Number of Shares	Value

OPEN-END FUND – 0.0%**

DEBT FUND – 0.0%
Aberdeen Deposit Fund	75,975	$75,975
TOTAL OPEN-END FUND (COST $75,975)		$75,975
TOTAL SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES (COST $286,232)		$286,232
TOTAL INVESTMENTS IN SECURITIES BEFORE WRITTEN OPTIONS – 103.1% (COST $326,741,454)		$362,698,679

	Contracts

WRITTEN OPTIONS – 0.0%**

CALL OPTIONS – 0.0%**
INF FLOOR USD, Strike Price $216.69, Expiring 4/7/2020	(260)	(3,517)
U.S. 1Y Futures, Strike Price 0.80%, Expiring 10/11/2012	(60)	(1,681)
U.S. 1Y Futures, Strike Price 0.80%, Expiring 10/11/2012	(40)	(1,121)
U.S. 2Y Futures, Strike Price 1.06%, Expiring 10/11/2012	(120)	(10,994)
U.S. 2Y Futures, Strike Price 0.92%, Expiring 11/14/2012	(140)	(9,072)
U.S. 3Y Futures, Strike Price 1.70%, Expiring 3/18/2013	(230)	(46,292)
U.S. 5Y Futures, Strike Price 1.70%, Expiring 3/18/2013	(80)	(16,102)
U.S. 5Y Futures, Strike Price 1.50%, Expiring 9/24/2012	(150)	(23,798)
TOTAL CALL OPTIONS		$(112,577)

PUT OPTIONS – 0.0%**
U.S. 10Y Futures, Strike Price 10.00%, Expiring 7/10/2012	(40)	0
U.S. 10Y Futures, Strike Price 10.00%, Expiring 7/10/2012	(30)	0
U.S. 1Y Futures, Strike Price 0.80%, Expiring 10/11/2012	(60)	(143)
U.S. 1Y Futures, Strike Price 0.80%, Expiring 10/11/2012	(40)	(96)
U.S. 2Y Futures, Strike Price 1.06%, Expiring 10/11/2012	(120)	(552)
U.S. 2Y Futures, Strike Price 0.92%, Expiring 11/14/2012	(140)	(1,262)
U.S. 3Y Futures, Strike Price 1.70%, Expiring 3/18/2013	(230)	(19,335)
U.S. 3Y Futures, Strike Price 1.70%, Expiring 3/18/2013	(80)	(6,725)
U.S. 5Y Futures, Strike Price 1.50%, Expiring 9/24/2012	(150)	(5,867)
U.S. 5Y Futures, Strike Price 2.85%, Expiring 4/14/2014	(270)	(26,640)
TOTAL PUT OPTIONS		$(60,620)

(Wilmington Multi-Manager Real Asset Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

62	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (concluded)

Description	Contracts	Value

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $189,785)		$(173,197)
OTHER LIABILITIES LESS ASSETS – (3.1)%		(10,837,416)
TOTAL NET ASSETS – 100.0%		$351,688,066

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	63

Cost of investments for Federal income tax purposes is $344,095,278. The net unrealized appreciation/(depreciation) of investments was $18,603,401. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $33,520,564 and net unrealized depreciation from investments for those securities having an excess of cost over value of $14,917,163.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets and Liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets
Investments in Securities
Inflation-Linked & Fixed Income Securities
Corporate Bonds	$—	$7,033,027	$—	$7,033,027
Exchange-Traded Funds	7,320,446	—	—	7,320,446
Variable Rate Demand Notes	—	4,609,253	—	4,609,253
U.S. Government Inflation-Linked Securities	—	59,161,623	—	59,161,623
Foreign Government Inflation-Linked Securities	—	106,207,862	—	106,207,862
Asset-backed Securities	—	411,358	—	411,358
Mortgage-backed Securities	—	1,061,340	—	1,061,340
Real Estate Related Securities
Common Stocks	38,469,246	1,122,843	—	39,592,089
Real Estate Investment Trusts	66,753,685	—	—	66,753,685
Rights	6,698	—	—	6,698
Exchange-Traded Funds	14,588,000	—	—	14,588,000
Commodity Related Securities
Exchange-Traded Funds	16,136,880	—	—	16,136,880
Investment Companies	18,891,643	—	—	18,891,643
Structured Note	—	5,433,544	—	5,433,544
Purchased Option	—	25,479	—	25,479
Short-Term Investments
Money Market Fund	14,979,520	—	—	14,979,520
Repurchase Agreement	—	200,000	—	200,000
Cash Collateral for Securities on Loan	—	210,257	—	210,257
Open-end-fund	—	75,975	—	75,975

Total Investments	177,146,118	185,552,561	—	362,698,679

Other Financial Instruments^
Credit Default Swaps	—	20,552	—	20,552
Interest Rate Swaps	—	140,607	—	140,607
Forward Foreign Currency Contracts	—	1,672,904	—	1,672,904
Financial Futures Contracts	—	12,968	—	12,968

Total Assets	$177,146,118	$187,399,592	$—	$364,545,710

Liabilities
Other Financial Instruments^
Written Options	$—	$(173,197)	$—	$(173,197)
Forward Foreign Currency Contracts	—	(1,972,571)	—	(1,972,571)
Financial Futures Contracts	—	(59,360)	—	(59,360)
Credit Default Swaps	—	(8,383)	—	(8,383)
Interest Rate Swaps	—	(82,026)	—	(82,026)

Total Liabilities	$—	$(2,295,537)	$—	$(2,295,537)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in the Portfolio of Investments such as forward foreign currency contracts, financial futures contracts and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Written options are reported at their market value at period end.

ANNUAL REPORT  /  April 30, 2012

64	NOTES TO PORTFOLIOS OF INVESTMENTS

At April 30, 2012, the Wilmington Multi-Manager Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligate the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2012	Barclays Bank International	19,755,000 Great British Pound	$31,663,314	$32,060,437	$397,123
5/4/2012	Brown Brothers Harriman	25,965 Singapore Dollar	20,989	20,982	(7)
5/11/2012	Societe General Securities	558,600 Australian Dollar	571,963	581,288	9,325
5/11/2012	Societe General Securities	111,870 Canadian Dollar	112,563	113,218	655
5/11/2012	UBS	1,690,673 Swedish Krona	250,827	251,421	595
5/11/2012	UBS	365,294 Australian Dollar	380,297	380,131	(166)
5/11/2012	UBS	74,761 Euro	99,720	98,966	(754)
5/11/2012	UBS	75,478 Great British Pound	120,528	122,484	1,956
5/11/2012	Societe General Securities	10,550,469 Japanese Yen	125,675	132,158	6,484
5/11/2012	UBS	568,475 Great British Pound	900,594	922,508	21,914
5/11/2012	UBS	850,307 Euro	1,133,920	1,125,598	(8,322)
5/11/2012	Societe General Securities	263,000 Euro	345,478	348,147	2,669
5/14/2012	Barclays Bank International	1,490,109 Polish Zloty	471,255	471,816	561
5/15/2012	HSBC Securities Inc	417 Singapore Dollar	330	337	7
5/17/2012	JP Morgan Securities	75,000 Australian Dollar	77,392	77,992	600
5/17/2012	Citigroup Global Markets	76,000 Australian Dollar	78,883	79,032	148
5/17/2012	Barclays Bank International	92,000 Australian Dollar	95,493	95,670	177
5/17/2012	Deutsche Bank	220,000 Australian Dollar	226,228	228,776	2,548
5/17/2012	Citigroup Global Markets	100,000 Australian Dollar	103,128	103,989	861
5/17/2012	Barclays Bank International	136,000 Australian Dollar	139,684	141,425	1,741
5/17/2012	Citigroup Global Markets	106,000 Australian Dollar	110,021	110,228	207
5/17/2012	Barclays Bank International	120,000 Australian Dollar	125,417	124,787	(630)
5/17/2012	Credit Suisse	63,000 Euro	82,601	83,398	797
5/17/2012	JP Morgan Securities	89,000 Euro	118,750	117,817	(933)
5/17/2012	Barclays Bank International	1,877,000 Euro	2,480,406	2,484,747	4,341
5/17/2012	JP Morgan Securities	293,000 Euro	390,260	387,869	(2,391)
6/8/2012	Citigroup Global Markets	22,520 Phillipine Peso	522	531	9
6/21/2012	JP Morgan Securities	50,000 Canadian Dollar	49,774	50,554	780
7/12/2012	Citigroup Global Markets	907,700 Korea Won	804	799	(5)
7/12/2012	JP Morgan Securities	41,559,110 Indian Rupee	894,129	776,179	(117,950)
2/1/2013	Barclays Bank International	4,678,475 Chinese Yuan	742,026	738,475	(3,551)
CONTRACTS SOLD
5/1/2012	Bank of New York	3,163 Australian Dollar	3,276	3,295	(19)
5/1/2012	Bank of New York	913 Australian Dollar	946	951	(5)
5/1/2012	Bank of New York	4,760 Great British Pound	7,695	7,725	(30)
5/1/2012	Bank of New York	1,955 Great British Pound	3,160	3,173	(13)
5/1/2012	Bank of New York	1,579 Great British Pound	2,553	2,563	(10)
5/1/2012	Bank of New York	3,845 Great British Pound	6,215	6,240	(25)
5/2/2012	Bank of New York	109,250 Hong Kong Dollar	14,079	14,081	(2)
5/2/2012	Royal Bank of Canada	3,106,000 Great British Pound	4,934,797	5,040,735	(105,938)
5/2/2012	Bank of New York	18,385 Hong Kong Dollar	2,369	2,369	—
5/3/2012	Brown Brothers Harriman	562,206 Hong Kong Dollar	72,464	72,462	2
5/11/2012	UBS	8,728,700 Swedish Krona	1,286,189	1,298,051	(11,862)
5/11/2012	UBS	1,304,000 Australian Dollar	1,371,714	1,356,963	14,751
5/11/2012	UBS	255,710 Great British Pound	407,317	414,960	(7,643)

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	65

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Net Unrealized Appreciation (Depreciation)
5/11/2012	Societe General Securities	7,377,000 Great British Pound	$11,596,607	$11,971,225	$(374,618)
5/11/2012	Societe General Securities	67,924 Canadian Dollar	68,354	68,743	(389)
5/11/2012	UBS	1,361,386 Swedish Krona	202,679	202,453	226
5/11/2012	UBS	183,365 Australian Dollar	190,395	190,813	(418)
5/11/2012	UBS	281,518 Euro	369,408	372,661	(3,253)
5/11/2012	UBS	851,439 Swedish Krona	128,163	126,618	1,545
5/11/2012	Societe General Securities	92,438 Australian Dollar	96,072	96,192	(120)
5/11/2012	UBS	426,814 Euro	562,877	564,997	(2,120)
5/11/2012	Societe General Securities	980,300 Canadian Dollar	990,515	992,118	(1,603)
5/11/2012	Societe General Securities	7,323,000 Euro	9,624,165	9,693,855	(69,690)
5/11/2012	UBS	78,405,000 Japanese Yen	953,651	982,125	(28,474)
5/11/2012	UBS	687,210 Great British Pound	1,086,475	1,115,189	(28,714)
5/11/2012	UBS	112,899 Canadian Dollar	112,857	114,260	(1,403)
5/11/2012	Societe General Securities	1,113,591 Euro	1,474,154	1,474,121	33
5/11/2012	UBS	154,200 Great British Pound	245,668	250,232	(4,564)
5/11/2012	Societe General Securities	344,747 Swedish Krona	51,054	51,268	(214)
5/14/2012	JP Morgan Securities	1,490,109 Polish Zloty	454,530	471,816	(17,286)
5/17/2012	Royal Bank of Canada	72,000 Euro	95,377	95,312	65
5/17/2012	HSBC Securities Inc	6,615,000 Australian Dollar	6,910,691	6,878,866	31,825
5/17/2012	Barclays Bank International	59,000 Euro	78,279	78,103	176
5/17/2012	Citigroup Global Markets	200,000 Euro	263,914	264,757	(843)
5/17/2012	Barclays Bank International	6,796,000 Euro	8,999,433	8,996,451	2,982
5/24/2012	Deutsche Bank	1,258,000 Swedish Krona	187,781	186,974	807
5/24/2012	Barclays Bank International	30,886,000 Swedish Krona	4,603,186	4,590,522	12,664
6/1/2012	HSBC Securities Inc	1,263,000 Chinese Yuan	200,000	199,955	45
6/1/2012	Credit Suisse	600,923 Chinese Yuan	95,000	95,137	(137)
6/1/2012	Barclays Bank International	945,525 Chinese Yuan	150,000	149,693	307
6/1/2012	Barclays Bank International	1,832,510 Chinese Yuan	290,000	290,118	(118)
6/1/2012	Barclays Bank International	19,755,000 Great British Pound	31,657,388	32,053,328	(395,940)
6/4/2012	Morgan Stanley & C0	18,525,558 Brazil Real	10,602,391	9,646,249	956,142
6/4/2012	Morgan Stanley & Co	3,703,400 Brazil Real	2,000,000	1,928,359	71,641
6/7/2012	Barclays Bank International	24,175,000 Japanese Yen	294,204	302,898	(8,694)
6/14/2012	Credit Suisse	5,563,000 Euro	7,302,634	7,365,237	(62,603)
6/15/2012	Barclays Bank International	13,510,419 Mexican Peso	1,050,658	1,032,588	18,070
6/15/2012	HSBC Securities Inc	58,715,665 Mexican Peso	4,570,557	4,487,582	82,975
6/21/2012	Goldman Sachs Group LP	299,000 Canadian Dollar	304,529	302,315	2,214
6/21/2012	Barclays Bank International	5,525,000 Canadian Dollar	5,577,738	5,586,252	(8,514)
6/21/2012	JP Morgan Securities	1,350,000 Canadian Dollar	1,352,479	1,364,966	(12,487)
7/2/2012	JP Morgan Securities	19,780 Indonesian Rupiah	2	2	—
7/12/2012	JP Morgan Securities	10,674,316 Indian Rupee	208,973	199,359	9,614
7/12/2012	Barclays Bank International	5,267,000 Indian Rupee	100,000	98,369	1,631
7/12/2012	Barclays Bank International	2,904,400 Indian Rupee	53,000	54,244	(1,244)
7/12/2012	Barclays Bank International	5,019,000 Indian Rupee	100,000	93,737	6,263
7/12/2012	Barclays Bank International	5,318,000 Indian Rupee	100,000	99,322	678
7/12/2012	Barclays Bank International	5,100,000 Indian Rupee	100,000	95,250	4,750
7/12/2012	JP Morgan Securities	2,777,500 Indian Rupee	50,000	51,874	(1,874)
7/12/2012	Deutsche Bank	2,471,056 Indian Rupee	44,620	46,151	(1,531)

ANNUAL REPORT  /  April 30, 2012

66	NOTES TO PORTFOLIOS OF INVESTMENTS

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Net Unrealized Appreciation (Depreciation)
7/12/2012	HSBC Securities Inc	1,469,610 Indian Rupee	$27,000	$27,447	$(447)
7/12/2012	HSBC Securities Inc	279,050 Indian Rupee	5,000	5,212	(212)
7/12/2012	Goldman Sachs Group LP	278,850 Indian Rupee	5,000	5,208	(208)
7/26/2012	Deutsche Bank	920,643 South African Rand	109,444	116,916	(7,472)
7/27/2012	HSBC Securities Inc	1,533,754 New Turkish Lira	832,431	856,866	(24,435)
8/14/2012	Barclays Bank International	1,490,109 Polish Zloty	466,563	466,905	(342)
9/2/2012	Deutsche Bank	16,649,000 Great British Pound	26,367,354	27,019,702	(652,348)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(299,667)

At April 30, 2012, the Wilmington Multi-Manager Real Asset Fund had the following outstanding foreign exchange contracts:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2012	33,611 Euro	$44,552	$44,491	$(61)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FOREIGN EXCHANGE CONTRACTS				$(61)

At April 30, 2012, the Wilmington Multi-Manager Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized (Appreciation) Depreciation
LONG POSITIONS:
90 DAY EURO DOLLAR	March 2015	6	$1,477,350	$1,481,925	$4,575
90 DAY EURO DOLLAR	JUNE 2015	6	1,473,482	1,479,375	5,893
					10,468
SHORT POSITIONS:
AUSTRALIAN 10Y BOND	June 2012	(5)	(608,426)	(624,230)	(15,805)
EURO-BUND 10YR FUT	June 2012	(5)	(913,970)	(933,802)	(19,832)
FIN FUT U.S. 10YR NOTE	June 2012	(8)	(1,043,024)	(1,058,250)	(15,226)
LONG 10YR GILT FUT	June 2012	(5)	(929,622)	(938,119)	(8,497)
U.S. LONG TREASURY BOND	June 2012	(9)	(1,422,813)	(1,420,313)	2,500
					(56,860)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(46,392)

At April 30, 2012, the Wilmington Multi-Manager Real Asset Fund had open interest rate swap contracts as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC#	01/02/14	$10,900,000	10.58%	Brazilian interbank lending rate	$137,254	$15,482	$121,772
USD FIX FLT#	06/20/22	2,800,000	2.25	3-month LIBOR rate	(43,815)	38,211	(82,026)
HSBC Bank USA, NA#	01/02/14	4,000,000	9.49	Brazilian interbank lending rate	22,099	3,264	18,835

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS					$115,538	$56,957	$58,581

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	67

At April 30, 2012, the Wilmington Multi-Manager Real Asset Fund had open credit default swap contracts as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity/Obligation	Fair Value(b)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.##	12/20/15	$200,000	5.00%	Dow Jones CDX EM14 Index	$19,357	$21,370	$(2,013)
JPMorgan Chase Bank##	12/20/15	100,000	5.00	Dow Jones CDX EM14 Index	9,678	10,599	(921)
Barclays Bank PLC##	06/20/16	300,000	5.00	Dow Jones CDX EM15 Index	31,434	34,027	(2,593)

					$60,469	$65,996	$(5,527)

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity/Obligation	Implied Credit Spread at April 30, 2012(c)	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG##	06/20/15	$1,000,000	1.00%	United Kingdom of Great Britain	0.500%	$22,203	$8,471	$13,732
Royal Bank of Scotland PLC##	06/20/15	500,000	1.00	Federal Republic of Brazil	1.200%	1,762	(2,529)	4,291
Goldman Sachs International##	12/20/15	500,000	1.00	Japan Govt-55, 2.00%, due 03/21/22	1.200%	5,539	8,395	(2,856)
Credit Suisse International##	12/20/15	600,000	1.00	United Kingdom Treasury, 4.25%, due 06/07/32	0.600%	13,177	10,648	2,529

						$42,681	$24,985	$17,696

NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS						$103,150	$90,981	$12,169

#	Portfolio pays the floating rate and receives the fixed rate.

##	The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT  /  April 30, 2012

68

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Conservative Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Wilmington Intermediate-Term Bond Fund	56.3%
Wilmington Large-Cap Strategy Fund	10.9%
Wilmington Multi-Manager International Fund	6.7%
PowerShares Emerging Markets Sovereign Debt Portfolio	6.0%
Wilmington Multi-Manager Real Asset Fund	5.1%
Vanguard High-Yield Corporate Fund	4.8%
RidgeWorth Seix Floating Rate High Income Fund	3.7%
Dreyfus International Bond Fund	2.0%
Vanguard Dividend Appreciation ETF	1.6%
Dreyfus Cash Management Fund, Institutional Shares	1.2%
SPDR S&P Global Natural Resources ETF	1.1%
Wilmington Small-Cap Strategy Fund	0.7%
Other Assets and Liabilities – Net[1]	(0.1)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

INVESTMENT COMPANIES – 98.9%

ASSET ALLOCATION FUND – 5.1%
[9]Wilmington Multi-Manager Real Asset Fund	186,604	$2,674,033
DEBT FUNDS – 72.8%
Dreyfus International Bond Fund	60,753	1,028,554
PowerShares Emerging Markets Sovereign Debt Portfolio	110,000	3,133,900
RidgeWorth Seix Floating Rate High Income Fund	219,146	1,943,829
Vanguard High-Yield Corporate Fund	427,776	2,511,046
[9]Wilmington Intermediate-Term Bond Fund	2,766,407	29,462,232
TOTAL DEBT FUNDS		$38,079,561

EQUITY FUNDS – 21.0%
SPDR S&P Global Natural Resources ETF	10,500	542,420
Vanguard Dividend Appreciation ETF	14,500	846,075

Description	Number of Shares	Value

[9]Wilmington Large-Cap Strategy Fund	444,836	$5,711,689
[9]Wilmington Multi-Manager International Fund	515,092	3,476,869
[9]Wilmington Small-Cap Strategy Fund	36,077	382,058
TOTAL EQUITY FUNDS		$10,959,111

MONEY MARKET FUND – 1.2%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	641,616	$641,616
TOTAL INVESTMENT COMPANIES (COST $47,539,070)		$52,354,321
TOTAL INVESTMENTS – 100.1% (COST $47,539,070)		$52,354,321
OTHER LIABILITIES LESS ASSETS – (0.1%)		(51,941)
TOTAL NET ASSETS – 100.0%		$52,302,380

Cost of investments for Federal income tax purposes is $48,530,374. The net unrealized appreciation/(depreciation) of investments was $3,823,947. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,831,340 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,392.

(Wilmington Strategic Allocation Conservative Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

Wilmington Strategic Allocation Conservative Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Investment Companies	$51,712,705	$—	$—	$51,712,705
Money Market Fund	641,616	—	—	641,616

Total	$52,354,321	$—	$—	$52,354,321

ANNUAL REPORT  /  April 30, 2012

See Notes to Portfolios of Investments

70

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Moderate Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Investment Companies	77.1%
Corporate Bonds	7.2%
U.S. Treasury	6.0%
Mortgage-Backed Securities	6.0%
Enhanced Equipment Trust Certificates	0.2%
Collateralized Mortgage Obligations	0.2%
Cash Equivalents[1]	5.8%
Other Assets and Liabilities – Net[2]	(2.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

INVESTMENT COMPANIES – 77.1%

ASSET ALLOCATION FUND – 3.0%
[9]Wilmington Multi-Manager Real Asset Fund	145,148	$2,079,972

DEBT FUNDS – 19.2%
Artio Global High Income Fund LLC	215,293	2,081,886
Dreyfus International Bond Fund	82,225	1,392,071
Federated Ultrashort Bond Fund	412,447	3,786,267
MFS Emerging Markets Debt Fund	203,772	3,114,909
RidgeWorth Seix Floating Rate High Income Fund	313,194	2,778,031
TOTAL DEBT FUNDS		$13,153,164

EQUITY FUNDS – 54.9%
Alpine International Real Estate Equity Fund	32,231	680,723
Guinness Atkinson Funds – China & Hong Kong Fund	19,828	600,203
Guinness Atkinson Funds – Global Energy Fund	45,828	1,239,180
Harbor International Fund	43,480	2,580,125
[12]iShares High Dividend Equity Fund	30,300	1,755,279
Lazard Emerging Markets Equity Portfolio	110,638	2,126,463
Litman Gregory Masters International Fund	60,140	829,334
LSV Value Equity Fund	194,185	2,817,630
MainStay Epoch Global Equity Yield Fund	130,827	2,078,848
*,14Morgan Stanley Focus Growth Fund	76,856	3,156,470
*RS Global Natural Resources Fund	48,447	1,807,082
SPDR S&P Dividend ETF	30,940	1,753,060

Description	Number of Shares	Value

TIAA-CREF Institutional Mid-Cap Value Fund	50,418	$915,093
[9]Wilmington Large-Cap Growth Fund	394,891	3,561,918
[9]Wilmington Large-Cap Value Fund	226,768	2,415,075
*,9Wilmington Mid-Cap Growth Fund	200,777	3,130,117
[9]Wilmington Multi-Manager International Fund	623,127	4,206,109
[9]Wilmington Small-Cap Growth Fund	110,991	1,904,605
TOTAL EQUITY FUNDS		$37,557,314
TOTAL INVESTMENT COMPANIES (COST $46,361,894)		$52,790,450

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Series 1988-23, Class C, 9.75%, 9/25/18	$2,793	3,169

WHOLE LOAN – 0.2%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.00%, 2/25/34	79,606	70,646
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.06%, 11/25/35	58,202	46,862
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	6,030	6,026
TOTAL WHOLE LOAN		$123,534
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $146,169)		$126,703

(Wilmington Strategic Allocation Moderate Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	71

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

CORPORATE BONDS – 7.2%

AGRICULTURE – 0.3%
Archer-Daniels-Midland Co., Sr. Unsecured, 5.94%, 10/01/32	$200,000	$243,354

BANKS – 1.7%
[1,14]BankBoston Capital Trust III, Limited Guarantee, 1.22%, 6/15/27	170,000	140,250
Capital One Financial Corp., Sr. Unsecured, 2.15%, 3/23/15	130,000	130,999
Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	100,000	111,092
[14]Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	100,000	105,236
Goldman Sachs Group, Inc., Sr. Notes, 3.30%, 5/03/15	100,000	100,182
JPMorgan Chase & Co., Sr. Unsecured, 3.40%, 6/24/15	100,000	104,891
JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.05%, 1/24/14	100,000	101,787
KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	100,000	105,721
PNC Funding Corp., Bank Guaranteed, 4.25%, 9/21/15	75,000	82,150
[1,14]SunTrust Capital III, Limited Guarantee, 1.12%, 3/15/28	152,000	110,001
14U.S. Bank N.A., Sr. Unsecured, MTN, 5.92%, 5/25/12	61,184	61,394
TOTAL BANKS		$1,153,703

BIOTECHNOLOGY – 0.1%
Gilead Sciences, Inc., Sr. Unsecured, 4.40%, 12/01/21	60,000	65,336

CHEMICALS – 0.2%
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	140,000	157,730

COMPUTERS – 0.4%
Dell, Inc., Sr. Unsecured, 2.30%, 9/10/15	200,000	207,243
Hewlett-Packard Co., Sr. Unsecured, 4.75%, 6/02/14	80,000	85,408
TOTAL COMPUTERS		$292,651

DIVERSIFIED FINANCIAL SERVICES – 1.1%
American Express Credit Corp., Sr. Unsecured, 5.13%, 8/25/14	100,000	108,665
Caterpillar Financial Services Corp., Sr. Unsecured, MTN, 1.38%, 5/20/14	200,000	203,571
Citigroup, Inc., Sr. Unsecured, 6.00%, 8/15/17	200,000	222,200
[6,7]FMR LLC, Sr. Unsecured, 6.45%, 11/15/39	100,000	110,593
General Electric Capital Corp., Unsecured, MTN, 2.30%, 4/27/17	130,000	130,678
TOTAL DIVERSIFIED FINANCIAL SERVICES		$775,707

ELECTRONICS – 0.2%
Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.25%, 11/20/14	150,000	159,374

Description	Par Value	Value

FOOD – 0.5%
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	$100,000	$108,761
[6,7,14]WM Wrigley Jr. Co., Secured, 2.45%, 6/28/12	200,000	200,442
TOTAL FOOD		$309,203

INSURANCE – 0.1%
WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	60,000	61,426

MEDIA – 0.1%
Viacom, Inc., Sr. Unsecured, 2.50%, 12/15/16	60,000	62,052

METALS & MINING – 0.1%
Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	60,000	82,343

OFFICE/BUSINESS EQUIPMENT – 0.2%
Xerox Corp., Sr. Unsecured, 5.63%, 12/15/19	100,000	113,258

OIL & GAS – 0.2%
Apache Corp., Sr. Unsecured, 3.25%, 4/15/22	135,000	139,887

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.2%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 5.70%, 3/15/17	100,000	115,777
Boston Properties LP, Sr. Unsecured, 5.88%, 10/15/19	100,000	115,971
Commonwealth REIT, Sr. Unsecured, 6.65%, 1/15/18	100,000	108,917
Digital Realty Trust LP, Company Guaranteed, 5.88%, 2/01/20	100,000	110,368
HCP, Inc., Sr. Unsecured, 5.38%, 2/01/21	100,000	110,349
Health Care REIT, Inc., Sr. Unsecured, 4.70%, 9/15/17	100,000	106,183
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	100,000	116,765
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$784,330

RETAIL – 0.6%
CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	100,000	118,539
Target Corp., Sr. Unsecured, 2.90%, 1/15/22	160,000	160,966
Yum! Brands, Inc., Sr. Unsecured, 5.30%, 9/15/19	100,000	114,124
TOTAL RETAIL		$393,629

TELECOMMUNICATIONS – 0.2%
Corning, Inc., Sr. Unsecured, 4.75%, 3/15/42	120,000	120,252
TOTAL CORPORATE BONDS (COST $4,727,174)		$4,914,235

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%
Continental Airlines, Inc., Series A, Pass-Through Certificates, 7.25%, 11/10/19	74,149	83,695

(Wilmington Strategic Allocation Moderate Fund continued next page)

ANNUAL REPORT  /  April 30, 2012

72	PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

Delta Air Lines, Inc., Series 071A, Pass-Through Certificates, 6.82%, 8/10/22	$58,635	$63,949
TOTAL AIRLINES		$147,644
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $132,693)		$147,644

MORTGAGE-BACKED SECURITIES – 6.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.0%
Pool A15865, 5.50%, 11/01/33	147,525	161,874
Pool A19412, 5.00%, 3/01/34	275,586	298,374
Pool C00478, 8.50%, 9/01/26	3,542	4,156
Pool C03517, 4.50%, 9/01/40	116,055	123,908
Pool G05774, 5.00%, 1/01/40	696,141	752,834
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,341,146

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 3.8%
Pool 533246, 7.50%, 4/01/30	33,510	38,874
Pool 889982, 5.50%, 11/01/38	463,810	507,748
Pool 932752, 5.00%, 4/01/40	123,903	134,779
Pool AA7692, 4.50%, 6/01/39	246,125	263,912
Pool AB3417, 4.00%, 8/01/41	704,473	746,221
Pool AB4089, 3.00%, 12/01/26	305,637	319,301
Pool AJ4050, 4.00%, 10/01/41	294,692	312,155
Pool MA0563, 4.00%, 11/01/30	245,410	262,560
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,585,550

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%
Pool 354677, 7.50%, 10/15/23	36,652	42,539
Pool 354765, 7.00%, 2/15/24	42,158	48,540
Pool 354827, 7.00%, 5/15/24	46,150	53,136
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$144,215
TOTAL MORTGAGE-BACKED SECURITIES (COST $3,946,396)		$4,070,911

U.S. TREASURY – 6.0%

U.S. TREASURY BONDS – 1.1%
4.75%, 2/15/37	96,000	126,375
4.38%, 5/15/40	500,000	625,781
TOTAL U.S. TREASURY BONDS		$752,156

U.S. TREASURY INFLATION INDEXED NOTE – 1.2%
1.13%, 1/15/21	680,000	811,086

Description	Par Value	Value

U.S. TREASURY NOTES – 3.7%
4.00%, 2/15/14	$40,000	$42,659
2.13%, 5/31/15	535,000	562,920
4.50%, 2/15/16	200,000	229,406
1.75%, 5/31/16	100,000	104,563
0.88%, 1/31/17	150,000	150,773
4.50%, 5/15/17	200,000	236,188
1.88%, 8/31/17	300,000	314,859
1.50%, 3/31/19	400,000	405,313
3.50%, 5/15/20	200,000	229,750
2.00%, 11/15/21	200,000	202,125
2.00%, 2/15/22	50,000	50,352
TOTAL U.S. TREASURY NOTES		$2,528,908
TOTAL U.S. TREASURY (COST $3,712,421)		$4,092,150
	Shares

MONEY MARKET FUNDS – 3.4%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	725	725
[8,9]Wilmington Prime Money Market Fund, Select Shares, 0.04%	2,351,958	2,351,958
TOTAL MONEY MARKET FUNDS (COST $2,352,683)		$2,352,683
TOTAL INVESTMENTS IN SECURITIES – 100.1% (COST $61,379,430)		$68,494,776
	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.4%

REPURCHASE AGREEMENTS – 2.4%
Credit Suisse First Boston LLC, 0.18%, dated 04/30/12, due 05/01/12, repurchase price $648,954, collateralized by U.S. Treasury Securities 0.63% to 2.38%, maturing 04/30/13 to 02/15/41; total market value of $661,932.	$648,951	648,951
Deutsche Bank Securities, Inc., 0.22%, dated 04/30/12, due 05/01/12, repurchase price $1,000,006, collateralized by U.S. Government Securities 2.49% to 7.00%, maturing 08/01/25 to 04/01/42; total market value of $1,020,000.	1,000,000	1,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,648,951)		$1,648,951
TOTAL INVESTMENTS – 102.5% (COST $63,028,381)		$70,143,727
COLLATERAL FOR SECURITIES ON LOAN – (2.4%)		(1,648,951)
OTHER LIABILITIES LESS ASSETS – (0.1%)		(102,290)
TOTAL NET ASSETS – 100.0%		$68,392,486

(Wilmington Strategic Allocation Moderate Fund continued next page)

April 30, 2012  /  ANNUAL REPORT

Wilmington Strategic Allocation Moderate Fund (concluded)

Cost of investments for Federal income tax purposes is $63,941,477. The net unrealized appreciation/(depreciation) of investments was $6,202,250. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $6,717,058 and net unrealized depreciation from investments for those securities having an excess of cost over value of $514,808.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Collateralized Mortgage Obligations	$—	$126,703	$—	$126,703
Corporate Bonds	—	4,914,235	—	4,914,235
Enhanced Equipment Trust Certificates	—	147,644	—	147,644
Mortgage-Backed Securities	—	4,070,911	—	4,070,911
Investment Companies	52,790,450	—	—	52,790,450
U.S. Treasury	—	4,092,150	—	4,092,150
Money Market Funds	2,352,683	—	—	2,352,683
Repurchase Agreements	—	1,648,951	—	1,648,951

Total	$55,143,133	$15,000,594	$—	$70,143,727

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2012

PORTFOLIOS OF INVESTMENTS	73

74

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Aggressive Fund

At April 30, 2012, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Wilmington Large-Cap Strategy Fund	46.4%
Wilmington Multi-Manager International Fund	27.4%
Vanguard Dividend Appreciation ETF	6.2%
Vanguard High-Yield Corporate Fund	5.3%
Wilmington Multi-Manager Real Asset Fund	5.2%
SPDR S&P Global Natural Resources ETF	4.3%
Dreyfus Cash Management Fund, Institutional Shares	3.2%
Wilmington Small-Cap Strategy Fund	2.1%
Other Assets and Liabilities – Net[1]	(0.1)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2012

Description	Number of Shares	Value

INVESTMENT COMPANIES – 96.9%

ASSET ALLOCATION FUND – 5.2%
[9]Wilmington Multi-Manager Real Asset Fund	154,862	$2,219,173

DEBT FUND – 5.3%
Vanguard High-Yield Corporate Fund	379,223	2,226,036

EQUITY FUNDS – 86.4%
SPDR S&P Global Natural Resources ETF	35,000	1,808,065
Vanguard Dividend Appreciation ETF	45,000	2,625,750
[9]Wilmington Large-Cap Strategy Fund	1,530,206	19,647,847
[9]Wilmington Multi-Manager International Fund	1,718,189	11,597,776

Description	Number of Shares	Value

[9]Wilmington Small-Cap Strategy Fund	84,858	$898,648
TOTAL EQUITY FUNDS		$36,578,086

MONEY MARKET FUND – 3.2%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.06%	1,352,814	1,352,814
TOTAL INVESTMENT COMPANIES (COST $32,725,045)		$42,376,109
TOTAL INVESTMENTS – 100.1% (COST $32,725,045)		$42,376,109
OTHER LIABILITIES LESS ASSETS – (0.1%)		(45,233)
TOTAL NET ASSETS – 100.0%		$42,330,876

Cost of investments for Federal income tax purposes is $39,378,994. The net unrealized appreciation/(depreciation) of investments was $2,997,115. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,180,396 and net unrealized depreciation from investments for those securities having an excess of cost over value of $183,281.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Investment Companies	$41,023,295	$—	$—	$41,023,295
Money Market Fund	1,352,814	—	—	1,352,814

Total	$42,376,109	$—	$—	$42,376,109

See Notes to Portfolios of Investments

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	75

NOTES TO PORTFOLIOS OF INVESTMENTS

(1)	Floating rate note with current rate and stated maturity date shown.

(2)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

(6)	Denotes a restricted security, or a portion thereof, that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2012, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
Wilmington Multi-Manager International Fund	$2,840,136	0.7%
Wilmington Rock Maple Alternatives Fund	491,150	2.0%
Wilmington Multi-Manager Real Asset Fund	4,684,138	1.3%
Wilmington Strategic Allocation Moderate Fund	311,035	0.5%

(7)	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2012, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Wilmington Multi-Manager International Fund
ABB Ltd.	07/07/2008	$47,029	$39,486
Aditya Birla Nuvo Ltd.	06/16/2010	26,604	28,132
Axis Bank Ltd.	03/19/2010	70,031	57,916
Axis Bank Ltd.	01/13/2011	29,199	20,984
Axis Bank Ltd.	03/27/2012	43,358	39,870
Bharti Airtel Ltd.	10/05/2010	191,985	142,960
Bharti Airtel Ltd.	01/13/2011	102,484	77,082
Colgate-Palmolive India Ltd.	04/01/2008	6,880	14,720
Colgate-Palmolive India Ltd.	01/13/2011	34,092	37,852
Container Corp. of India	02/08/2010	29,219	18,646
Container Corp. of India	01/13/2011	38,773	23,731
Essar Oil Ltd.	04/08/2008	32,681	5,911
Fpt Corp.	10/13/2010	60,895	46,576
Fpt Corp.	01/13/2011	38,488	36,920
HDFC Bank Ltd.	12/20/2010	121,868	131,215
HDFC Bank Ltd.	01/13/2011	54,119	56,580
HDFC Bank Ltd.	03/27/2012	43,653	43,721
Jaiprakash Associates Ltd.	06/21/2010	34,593	16,868
Jaiprakash Associates Ltd.	01/13/2011	36,608	24,098
Kinh Do Corp.	10/14/2010	60,400	46,004
NTPC Ltd.	10/12/2009	102,375	69,822
NTPC Ltd.	01/13/2011	52,888	38,186
NTPC Ltd.	03/27/2012	63,330	59,219
Petrovietnam Fertilizer & Chemicals JSC	03/27/2012	37,753	42,708
Pha Lai Thermal Power JSC	10/13/2010	35,986	29,886
Piramal Healthcare Ltd.	04/08/2008	37,998	37,413
Punj Lloyd Ltd.	01/30/2008	49,631	4,489
Reliance Industries Ltd.	07/03/2007	303,953	202,322
Reliance Industries Ltd.	01/13/2011	76,929	48,071
Reliance Industries Ltd.	01/20/2012	42,433	38,344
Reliance Industries Ltd.	03/27/2012	82,122	80,589
Reliance Industries Ltd.	04/02/2012	41,493	39,588

ANNUAL REPORT  /  April 30, 2012

76	NOTES TO PORTFOLIOS OF INVESTMENTS

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Samsung Electronics Co. Ltd. GDR	10/28/2005	$33,234	$77,597
Samsung Electronics Co. Ltd. GDR	10/28/2008	13,862	54,990
Samsung Electronics Co. Ltd. GDR	11/04/2008	6,765	20,774
Samsung Electronics Co. Ltd. GDR	04/17/2009	40,650	109,369
Samsung Electronics Co. Ltd. GDR	05/01/2009	81,759	218,738
Samsung Electronics Co. Ltd. GDR	09/13/2011	21,736	38,493
Samsung Electronics Co. Ltd. GDR	09/20/2011	59,455	102,037
Samsung Electronics Co. Ltd. GDR	10/24/2011	21,816	32,383
Steel Authority of India Ltd.	04/16/2009	20,302	16,342
Steel Authority of India Ltd.	03/27/2012	44,175	42,345
Sun Pharmaceutical Industries Ltd.	02/08/2010	77,517	137,237
Synthes, Inc.	11/08/2010	42,786	59,141
Synthes, Inc.	11/30/2011	30,856	32,071
Tata Consultancy Services Ltd.	08/14/2009	62,871	138,052
Tata Steel Ltd.	09/21/2011	45,297	41,762
Unitech Ltd.	07/08/2010	16,170	5,136
Unitech Ltd.	01/13/2011	47,365	18,126
Vingroup JSC	10/13/2010	24,321	35,143
Vingroup JSC	10/14/2010	42,949	60,491
			2,840,136	0.7%
Wilmington Rock Maple Alternatives Fund
ServiceMaster Co.	01/13/2012	375,135	372,020
ServiceMaster Co.	03/22/2012	67,760	66,880
ServiceMaster Co.	04/04/2012	52,813	52,250
			491,150	2.0%
Wilmington Multi-Manager Real Asset Fund
Arran Residential Mortgages Funding PLC	04/07/2011	571,616	531,131
Banco Santander Brazil SA	03/17/2011	500,000	497,077
Dexia Credit Local SA	03/02/2010	1,700,000	1,635,446
International Lease Finance Corp.	08/11/2010	100,000	110,719
Metropolitan Life Global Funding I	01/05/2011	1,500,000	1,498,407
SLM Student Loan Trust	07/13/2010	33,783	33,932
Venture CDO Ltd	08/02/2010	358,224	377,426
			4,684,138	1.3%
Wilmington Strategic Allocation Moderate Fund
FMR LLC	06/28/2010	102,666	110,593
WM Wrigley Jr. Co.	06/22/2010	199,934	200,442
			311,035	0.5%

(8)	7-Day net yield.

(9)	Affiliated company. See Note 4 in Notes to Financial Statements.

(10)	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2012, the value of these securities amounted to:

Fund	Amount	Percentage of Total Net Assets
Wilmington Multi-Manager International Fund	$209,779	0.1%

(12)	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

(14)	All or a portion of this security was segregated for extended settlement contracts.

April 30, 2012  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	77
(15)	All or a portion of this security is segregated as collateral in connection with the fund’s short positions and options carried by the funds. The total value of all securities segregated at April 30, 2012 was:

Fund	Amount
Wilmington Rock Maple Alternatives Fund	$7,205,730

(16)	While the Fund’s position in this security is long, the investment provides short exposure to the market.

*	Non-income producing security.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

PCL – Public Company Limited

SPDR – Standard & Poor’s Depository Receipts

TIPS – Treasury Inflation Protected Security

Currency Code	Currency
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

ANNUAL REPORT  /  April 30, 2012

78	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2012	Wilmington Multi-Manager International Fund		Wilmington Rock Maple Alternatives Fund		Wilmington Multi-Manager Real Asset Fund		Wilmington Strategic Allocation Conservative Fund		Wilmington Strategic Allocation Moderate Fund
ASSETS:
Investments, at identified cost	$390,193,710		$25,527,449		$326,741,454		$47,539,070		$63,028,381

Investments in repurchase agreements, at value (including securities on loan)	$8,741,210		$—		$410,257		$—		$1,648,951
Investments in securities, at value	397,887,210		25,920,594		362,288,422	(a)	52,354,321	(a)	68,494,776	(a)

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	406,628,420		25,920,594		362,698,679		52,354,321		70,143,727

Cash	1,515,771		3,942,532		184,607		—		—
Cash denominated in foreign currencies	1,685,532	(b)	16,220	(b)	732,809	(b)	—		—
Premiums paid for swap agreements	—		—		150,467		—		—
Income receivable	2,298,655		141,879		1,473,002		20,110		115,929
Receivable for shares sold	83,521		75,000		1,067,811		139		68,558
Unrealized appreciation on swap agreements	—		—		161,159		—		—
Unrealized appreciation on foreign exchange contracts	25		22		1,672,904		—		—
Receivable for investments sold	438,621		936,884		791,525		—		—
Other assets	6,984		4,407		11,027		5,304		3,739

TOTAL ASSETS	412,657,529		31,037,538		368,943,990		52,379,874		70,331,953

LIABILITIES:
Options written, at value	—		37,329	(c)	173,197	(c)	—		—
Deferred capital gains tax payable	234,933		—		97,523		—		—
Premiums received for swap agreements	—		—		2,529		—		—
Payable to broker for forward currency contracts	13,842		—		—		—		—
Payable for securities sold short	—		4,992,485	(d)	—		—		—
Payable for investments purchased	—		849,438		13,124,932		—		99,929
Collateral for securities on loan	8,741,210		—		210,257		—		1,648,951
Due to broker for swap agreements	—		—		1,120,000		—		—
Unrealized depreciation on swap agreements					90,409
Unrealized depreciation on foreign exchange contracts	3,788		14,522		1,972,571		—		—
Payable for shares redeemed	476,923		—		169,835		22,975		50,612
Payable for Trustees’ fees	536		858		2,208		348		1,318
Payable for distribution services fee	5,052		25		2,547		2,397		39,715
Payable for shareholder services fee	71,629		25		43		209		867
Accrued advisory fee	160,934		—		—		—		—
Other accrued expenses	576,287		86,908		289,873		51,565		98,075

TOTAL LIABILITIES	10,285,134		5,981,590		17,255,924		77,494		1,939,467

NET ASSETS	$402,372,395		$25,055,948		$351,688,066		$52,302,380		$68,392,486

NET ASSETS CONSIST OF:
Paid-in capital	$757,078,817		$24,876,990		$445,373,869		$51,720,150		$78,316,459
Undistributed (distributions in excess of) net investment income	3,137,031		8,784		(3,182,329)		203,414		101,652
Accumulated net realized gain (loss) on investments	(374,281,418)		(36,274)		(126,192,387)		(4,436,435)		(17,140,971)
Net unrealized appreciation (depreciation) of investments and foreign currencies	16,437,965		206,448		35,688,913		4,815,251		7,115,346

TOTAL NET ASSETS	$402,372,395		$25,055,948		$351,688,066		$52,302,380		$68,392,486

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
A Shares
Net Assets	$6,681,871		$120,952		$7,037,763		$7,003,079		$65,284,728

Shares outstanding (unlimited shares authorized)	994,479		11,964		492,795		659,758		7,047,441

Net Asset Value per share	$6.72		$10.11		$14.28		$10.61		$9.26

Offering price per share*	$7.11	**	$10.70	**	$15.11	**	$11.23	**	$9.80	**

I Shares
Net Assets	$395,690,524		$24,934,996		$344,650,303		$45,299,301		$3,107,758

Shares outstanding (unlimited shares authorized)	58,622,587		2,474,094		24,052,703		4,259,340		335,884

Net Asset Value per share	$6.75		$10.08		$14.33		$10.64		$9.25

(a)	Includes $1,774,134, $41,706,881 and $19,649,754 of investments in affiliated issuers, respectively.

(b)	Cost of cash denominated in foreign currencies was $1,676,332, $16,173, and $754,635, respectively.

(c)	Premiums received for options written was $77,560 and $189,785, respectively.

(d)	Proceeds received for securities sold short was $4,779,977.

*	See “What Do Share Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.5 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	79

April 30, 2012	Wilmington Strategic Allocation Aggressive Fund
ASSETS:
Investments, at identified cost	$32,725,045

Investments in securities, at value(a)	42,376,109

TOTAL INVESTMENTS IN SECURITIES	42,376,109

Income receivable	11,189
Receivable for shares sold	8,366
Other Assets	4,883

TOTAL ASSETS	42,400,547

LIABILITIES:
Payable for shares redeemed	17,157
Payable for Trustees’ fees	448
Payable for distribution services fee	1,046
Payable for shareholder services fee	3,853
Other accrued expenses	47,167

TOTAL LIABILITIES	69,671

NET ASSETS	$42,330,876

NET ASSETS CONSIST OF:
Paid-in capital	$50,541,559
Undistributed (distributions in excess of) net investment income	62,632
Accumulated net realized gain (loss) on investments	(17,924,379)
Net unrealized appreciation (depreciation) of investments	9,651,064

TOTAL NET ASSETS	$42,330,876

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
A Shares
Net Assets	$3,074,119

Shares outstanding (unlimited shares authorized)	334,312

Net Asset Value per share	$9.20

Offering price per share*	$9.74	**

I Shares
Net Assets	$39,256,757

Shares outstanding (unlimited shares authorized)	4,257,885

Net Asset Value per share	$9.22

(a)	Includes $34,363,444 of investments in affiliated issuers.

*	See “What Do Share Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.5 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2012

80	STATEMENTS OF OPERATIONS

	Wilmington Multi-Manager International Fund		Wilmington Rock Maple Alternatives Fund	Wilmington Multi-Manager Real Asset Fund
	Ten Months Ended April 30, 2012**	Year Ended June 30, 2011	For the period January 12, 2012 through April 30, 2012*	Ten Months Ended April 30, 2012**	Year Ended June 30, 2011
INVESTMENT INCOME:
Dividends	$6,784,340 (a)	$8,913,047 (a)	$200,444	$2,597,438	$5,248,257
Interest	—	3,701	97,425	(2,057,944)	11,912,185
Security lending income	99,910	210,177	—	11,375	30,611

TOTAL INVESTMENT INCOME	6,884,250	9,126,925	297,869	550,869	17,191,053

EXPENSES:
Investment advisory fee	2,335,424	2,681,272	158,580	1,615,279	1,964,615
Administrative personnel and services fee	74,053	—	1,824	60,362	47,561
Portfolio accounting, administration and custodian fees	886,474	1,483,752	19,757	273,580	496,847
Transfer and dividend disbursing agent fees and expenses	104,576	110,073	4,083	131,088	157,036
Trustees’ fees	36,308	34,750	858	20,163	34,696
Professional fees	168,154	217,086	40,810	96,893	122,443
Distribution services fee—A Shares	3,069	843	25	21,248	38,747
Shareholder services fee—A Shares	2,306	—	25	2,547	—
Shareholder services fee—I Shares	136,989	—	17,520	111,234	—
Share registration costs	21,470	27,628	14,449	27,482	32,925
Printing and postage	21,751	30,346	6,531	42,742	33,382
Compliance services	—	11,967	—	—	11,975
Interest expense	—	—	11,112	605	—
Miscellaneous	33,891	62,845	10,713	45,085	62,738

TOTAL EXPENSES	3,824,465	4,660,562	286,287	2,448,308	3,002,965

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(40,093)	(51,844)	(118,646)	(12,659)	(20,023)
Waiver of shareholder services fee—A Shares	(2,306)		—	(2,547)	—
Waiver of shareholder services fee—I Shares	(71,234)		(17,520)	(111,234)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(113,633)	(51,844)	(136,166)	(126,440)	(20,023)

Net expenses	3,710,832	4,608,718	150,121	2,321,868	2,982,942

Net investment income	3,173,418	4,518,207	147,748	(1,770,999)	14,208,111

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	(10,142,129)	24,599,460	(10,662)	5,620,948	29,672,198
Net realized loss of foreign currency transactions	(122,829)	(589,888)	(65,117)	3,047,666	(5,992,714)
Net realized gain (loss) on futures contracts	(111,394)	(26,957)	—	726,987	31,513
Net realized gain on swap agreements	—	—	—	170,606	98,497
Net realized gain on options written	—	—	116,340	223,627	180,580
Net realized loss on short sales	—	—	(144,650)	—	—
Net changed in unrealized appreciation (depreciation) on investments	(38,808,023)	43,967,692	206,448	(873,799)	20,676,164

Net realized and unrealized gain (loss) on investments	(49,184,375)	67,950,307	102,359	8,916,035	44,666,238

Change in net assets resulting from operations	$(46,010,957)	$72,468,514	$250,107	$7,145,036	$58,874,349

(a)	Net of foreign withholding taxes withheld of $589,584 and $742,919, respectively.

*	Commencement of operations.

**	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	81

	Wilmington Strategic Allocation Conservative Fund			Wilmington Strategic Allocation Moderate Fund	Wilmington Strategic Allocation Aggressive Fund
	Ten Months Ended April 30, 2012*	Year Ended June 30, 2011		Year Ended April 30, 2012	Ten Months Ended April 30, 2012*	Year Ended June 30, 2011
INVESTMENT INCOME:
Dividends	$1,209,145 (a)	$1,459,328	(a)	$920,866 (a)	$564,642 (a)	$817,140	(a)
Interest	—	600,908		510,275	—	427,480
Security lending income	—	—		3,830	—	—

TOTAL INVESTMENT INCOME	1,209,145	2,060,236		1,434,971	564,642	1,244,620

EXPENSES:
Investment advisory fee	36,513	—		441,277	28,713	—
Administrative personnel and services fee	8,160	10,511		19,434	6,558	8,680
Portfolio accounting, administration and custodian fees	26,844	33,540		41,428	24,760	31,188
Transfer and dividend disbursing agent fees and expenses	22,920	35,210		131,811	22,240	36,264
Trustees’ fees	20,777	34,750		20,199	20,859	34,750
Professional fees	38,510	42,850		92,767	37,173	44,730
Distribution services fee—A Shares	15,190	23,515		167,351	6,316	9,611
Shareholder services fee—A Shares	2,397	—		167,351	1,046	—
Shareholder services fee—I Shares	15,859	—		7,784	13,311	—
Share registration costs	27,823	32,019		15,798	35,098	29,485
Printing and postage	22,009	17,090		23,178	21,552	16,887
Compliance services	—	11,491		—	—	11,464
Miscellaneous	21,937	11,601		15,606	20,873	11,574

TOTAL EXPENSES	258,939	252,577		1,143,984	238,499	234,633

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(47,909)	—		(408,484)	(36,986)	—
Waiver of shareholder services fee—A Shares	(2,397)	—		(167,597)	(1,046)	—
Waiver of shareholder services fee—I Shares	(15,859)	—		(8,973)	(13,311)	—
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	—	—		(12,323)	—	—

TOTAL WAIVERS AND REIMBURSEMENTS	(66,165)	—		(597,377)	(51,343)	—

Net expenses	192,774	252,577		546,607	187,156	234,633

Net investment income	1,016,371	1,807,659		888,364	377,486	1,009,987

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	841,846	536,729		750,065	(54,071)	(59,015)
Net realized gain (loss) from affiliated investment companies	207,195	267,848		(73,131)	224,738	796,247
Realized gain distributions received from investment companies	903,224	610,022		327,456	351,307	13
Net change in unrealized appreciation (depreciation) on investments	(2,033,581)	4,673,730		(4,599,886)	(2,521,934)	10,603,386

Net realized and unrealized gain (loss) on investments	(81,316)	6,088,329		(3,595,496)	(1,999,960)	11,340,631

Change in net assets resulting from operations	$935,055	$7,895,988		$(2,707,132)	$(1,622,474)	$12,350,618

(a)	Includes $138,909, $1,459,328, $157,007, $80,089 and $817,140 received from affiliated issuers, respectively.

*	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2012

82	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Multi- Manager International Fund			Wilmington Rock Maple Alternatives Fund
	Year Ended April 30, 2012**	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended April 30, 2012*
OPERATIONS:
Net investment income (loss)	$3,173,418	$4,518,207	$4,432,445	$147,748
Net realized gain (loss) on investments	(10,376,352)	23,982,615	49,294,416	(104,089)
Net change in unrealized appreciation (depreciation) on investments	(38,808,023)	43,967,692	8,301,130	206,448

Change in net assets resulting from operations	(46,010,957)	72,468,514	62,027,991	250,107

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(1,355)	(5,671)	(1,310)	—
I Shares	(1,469,295)	(4,170,715)	(5,607,555)	(71,149)
Distributions from net realized gain on investments
A Shares	—	—	—	—
I Shares	—	—	—	—
Return of Capital
A Shares			(7)
I Shares			(28,033)

Change in net assets resulting from distributions to shareholders	(1,470,650)	(4,176,386)	(5,636,905)	(71,149)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	156,622	550,709	31,892	121,568
I Shares	43,205,337	132,362,115	66,812,360	25,140,242
Proceeds from shares issued in connection with Reorganization (Note 9)	131,922,273	—		—
Distributions reinvested
A Shares	1,225	5,480	1,317	—
I Shares	636,820	1,806,057	2,386,209	1,524
Cost of shares redeemed
A Shares	(359,888)	(102,237)	(36,446)	—
I Shares	(100,077,373)	(77,659,243)	(272,088,612)	(386,344)

Change in net assets resulting from share transactions	75,485,016	56,962,881	(202,893,280)	24,876,990

Change in net assets	28,003,409	125,255,009	(146,502,194)	25,055,948
NET ASSETS:
Beginning of year	374,368,986	249,113,977	395,616,171	—

End of year	$402,372,395	$374,368,986	$249,113,977	$25,055,948

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,137,031	$(225,519)	$(265,631)	$8,784

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	22,732	73,980	4,782	11,964
I Shares	6,748,787	17,575,569	10,500,673	2,512,086
Shares issued in connection with Reorganization (Note 9)	19,336,655	—	—	—
Distributions reinvested
A Shares	189	746	209	—
I Shares	97,298	245,029	376,474	150
Shares redeemed
A Shares	(54,447)	(13,770)	(5,917)	—
I Shares	(15,391,690)	(10,733,877)	(42,799,809)	(38,142)

Net change resulting from share transactions	10,759,524	7,147,677	(31,923,588)	2,486,058

*	Commencement of investment operations January 12, 2012.

**	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2012  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	83

	Wilmington Multi- Manager Real Asset Fund			Wilmington Strategic Allocation Conservative Fund
	Year Ended April 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended April 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
OPERATIONS:
Net investment income (loss)	$(1,770,999)	$14,208,111	$1,251,893	$1,016,371	$1,807,659	$1,606,333
Net realized gain (loss) on investments	9,789,834	23,990,074	5,803,947	1,952,265	1,414,599	(1,268,218)
Net change in unrealized appreciation (depreciation) on investments	(873,799)	20,676,164	22,591,330	(2,033,581)	4,673,730	3,189,859

Change in net assets resulting from operations	7,145,036	58,874,349	29,647,170	935,055	7,895,988	3,527,974

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(5,519)	(718,487)	(396,565)	(144,371)	(235,297)	(250,242)
I Shares	(240,392)	(13,559,782)	(8,295,964)	(1,054,442)	(1,563,166)	(1,336,358)
Distributions from net realized gain on investments					—	—
A Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(245,911)	(14,278,269)	(8,692,529)	(1,198,813)	(1,798,463)	(1,586,600)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	1,277,305	2,247,464	9,685,149	89,798	7,194,268	945,831
I Shares	146,316,832	47,667,501	97,906,262	3,320,115	323,968	43,632,229
Proceeds from merger (Note 9)
A Shares	—	—	—	—	—	8,139,354
I Shares	—	—	—	—	—	15,358,229
Distributions reinvested
A Shares	5,209	680,196	371,712	137,603	221,830	235,494
I Shares	78,344	4,291,103	2,484,278	968,602	1,402,127	1,113,143
Cost of shares redeemed
A Shares	(7,934,816)	(7,842,454)	(14,777,559)	(1,205,703)	(3,342,991)	(3,295,476)
I Shares	(61,223,719)	(125,378,229)	(204,952,550)	(13,973,081)	(11,688,226)	(21,472,511)

Change in net assets resulting from share transactions	78,519,155	(78,334,419)	(109,282,708)	(10,662,666)	(5,889,024)	44,656,293

Change in net assets	85,418,280	(33,738,339)	(88,328,067)	(10,926,424)	208,501	46,597,667
NET ASSETS:
Beginning of year	266,269,786	300,008,125	388,336,192	63,228,804	63,020,303	16,422,636

End of year	$351,688,066	$266,269,786	$300,008,125	$52,302,380	$63,228,804	$63,020,303

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,182,329)	$(5,345,159)	$(192,087)	$203,414	$313,907	$129,084

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	93,062	164,706	788,494	8,568	31,671	98,388
I Shares	10,525,216	3,501,036	7,954,319	320,755	695,050	4,516,681
Shares Issued in fund merger (Note 9)
A Shares	—	—	—	—	—	864,369
I Shares	—	—	—	—	—	1,628,014
Distributions reinvested
A Shares	381	50,838	29,675	13,640	21,512	24,215
I Shares	5,727	319,566	197,794	95,789	135,584	113,900
Shares redeemed
A Shares	(584,668)	(579,584)	(1,200,714)	(117,367)	(322,385)	(339,820)
I Shares	(4,484,128)	(9,233,540)	(16,456,624)	(1,357,544)	(1,122,201)	(2,207,062)

Net change resulting from share transactions	5,555,590	(5,776,978)	(8,687,056)	(1,036,159)	(560,769)	4,698,685

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2012

84	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
OPERATIONS:
Net investment income	$888,364	$658,161	$377,486	1,009,987	907,071
Net realized gain (loss) on investments	1,004,390	4,516,747	521,974	737,245	(6,377,192)
Net change in unrealized appreciation (depreciation) on investments	(4,599,886)	7,281,032	(2,521,934)	10,603,386	13,341,988

Change in net assets resulting from operations	(2,707,132)	12,455,940	(1,622,474)	12,350,618	7,871,867

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
A Shares	(859,662)	(630,182)	(19,654)	(61,960)	(52,604)
B Shares	—	(133,160)	—	—
I Shares	(51,060)	(36,841)	(320,102)	(948,415)	(850,801)
Distributions from net realized gain on investments
A Shares	(87,547)	(199,928)	—	—	—
B Shares	—	(78,041)	—	—	—
I Shares	(3,953)	(11,674)	—	—	—

Change in net assets resulting from distributions to shareholders	(1,002,222)	(1,089,826)	(339,756)	(1,010,375)	(903,405)

SHARE TRANSACTIONS:
Proceeds from sale of shares
A Shares	2,997,639	25,591,791	88,736	145,629	1,181,814
B Shares	—	5,712,075	—	—
I Shares	149,012	1,102,910	5,267,653	7,918,850	16,575,547
Proceeds from shares issued in connection with the Reorganization (Note 8)	—	39,254,425	—	—	—
Distributions reinvested
A Shares	892,049	789,579	18,277	59,889	51,087
B Shares	—	205,155	—	—
I Shares	55,013	48,514	98,282	286,957	234,217
Cost of shares redeemed
A Shares	(10,617,664)	(15,728,837)	(463,921)	(1,343,528)	(988,990)
B Shares	—	(24,613,701)	—	—
I Shares	(354,196)	(230,321)	(16,104,843)	(12,864,588)	(29,164,181)

Change in net assets resulting from share transactions	(6,878,147)	32,131,590	(11,095,816)	(5,796,791)	(12,110,506)

Change in net assets	(10,587,501)	43,497,704	(13,058,046)	5,543,452	(5,142,044)
NET ASSETS:
Beginning of year	78,979,987	35,482,283	55,388,922	49,845,470	54,987,514

End of year	$68,392,486	$78,979,987	$42,330,876	$55,388,922	$49,845,470

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$101,652	$80,387	$62,632	$24,902	$39,783

SHARES OF BENEFICIAL INTEREST:
Shares sold
A Shares	330,801	2,762,858	9,921	16,577	158,330
B Shares	—	6,477	—	—	—
I Shares	16,720	132,039	610,813	878,842	2,166,734
Shares issued in connection with Reorganization (Note 8)	—	4,895,079	—	—	—
Distributions reinvested
A Shares	102,604	90,048	2,186	6,796	6,572
B Shares	—	23,806	—	—	—
I Shares	6,304	5,488	11,700	32,395	29,928
Shares redeemed
A Shares	(1,175,129)	(1,166,437)	(53,136)	(153,541)	(124,103)
B Shares	—	(2,751,953)	—	—	—
I Shares	(40,455)	(26,411)	(1,914,753)	(1,495,856)	(3,657,190)

Net change resulting from share transactions	(759,155)	3,970,994	(1,333,269)	(714,787)	(1,419,729)

See Notes which are an integral part of the Financial Statements

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS	85

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†

A SHARES	For the period July 1, 2011 through April 30, 2012*		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007
Net Asset Value, Beginning of Period	$ 7.63		$ 5.95	$ 5.36	$ 8.50	$11.75	$ 9.92
Income (Loss) From Operations:
Net Investment Income(c)	0.16		0.12	0.06	0.08	0.15	0.16
Net realized and unrealized gain (loss) on Investments and foreign currency	(1.05)		1.64	0.63	(2.92)	(1.23)	2.72

Total Income (Loss) From Operations	(0.89)		1.76	0.69	(2.84)	(1.08)	2.88

Less Distributions From:
Net Investment Income	(0.02)		(0.08)	(0.10)	(0.10)	(0.25)	(0.12)
Net Realized gains	—		—	—	(0.20)	(1.92)	(0.93)
Return of Capital	—		—	0.00 (d)	—	—	—

Total Distributions	(0.02)		(0.08)	(0.10)	(0.30)	(2.17)	(1.05)

Net Asset Value, End of Period	$ 6.72		$ 7.63	$ 5.95	$ 5.36	$ 8.50	$11.75

Total Return(a)	(11.65)%		29.57%	12.74%	(32.95)%	(10.66)%	30.30%
Net Assets, End of Period (000’s)	$6,682		$571	$83	$80	$118	$122
Ratios to Average Net Assets
Gross Expense	1.62	%(f)	1.59%	1.63%	1.72%	1.40%	1.37%
Net Expenses(b)	1.42	%(f)	1.58%	1.62%	1.65%	1.40%	1.37%
Net Investment Income	2.77	%(f)	1.61%	0.89%	1.53%	1.46%	1.54%
Portfolio Turnover Rate	85%		98%	107%	136%	124%	89%

I SHARES(e)	For the period July 1, 2011 through April 30, 2012*		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007
Net Asset Value, Beginning of Period	$ 7.66		$ 5.97	$ 5.37	$ 8.51	$11.76	$ 9.92
Income (Loss) From Operations:
Net Investment Income(c)	0.06		0.10	0.07	0.10	0.18	0.16
Net realized and unrealized gain (loss) on Investments and foreign currency	(0.94)		1.67	0.64	(2.93)	(1.24)	2.74

Total Income (Loss) From Operations	(0.88)		1.77	0.71	(2.83)	(1.06)	2.90

Less Distributions From:
Net Investment Income	(0.03)		(0.08)	(0.11)	(0.11)	(0.27)	(0.13)
Net Realized gains	—		—	—	(0.20)	(1.92)	(0.93)
Return of Capital	—		—	0.00 (d)	—	—	—

Total Distributions	(0.03)		(0.08)	(0.11)	(0.31)	(2.19)	(1.06)

Net Asset Value, End of Period	$ 6.75		$ 7.66	$ 5.97	$ 5.37	$ 8.51	$11.76

Total Return(a)	(11.45)%		29.78%	13.10%	(32.82)%	(10.49)%	30.57%
Net Assets, End of Period (000’s)	$395,690		$373,798	$249,031	$395,536	$1,035,939	$1,129,534
Ratios to Average Net Assets
Gross Expense	1.42	%(f)	1.43%	1.38%	1.42%	1.16%	1.06%
Net Expenses(b)	1.38	%(f)	1.41%	1.37%	1.40%	1.15%	1.06%
Net Investment Income	1.17	%(f)	1.38%	1.03%	1.64%	1.75%	1.49%
Portfolio Turnover Rate	85%		98%	107%	136%	124%	89%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	The net investment income per share was calculated using the average share outstanding method.
(d)	Less than $.01 per share.
(e)	Formerly Institutional Shares.
(f)	Annualized for periods less than one year.
†	Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period prior to this date reflect the performance of the WT Fund.
*	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

86	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON ROCK MAPLE ALTERNATIVES FUND

A SHARES	For the period January 12, 2012 to April 30, 2012*
Net Asset Value, Beginning of Period	$10.00
Income (Loss) From Operations:
Net Investment Income(c)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.08

Total Income (Loss) From Operations	0.11

Less Distributions From:
Net Investment Income	—
Net Realized gains	—

Total Distributions	—

Net Asset Value, End of Period	$10.11

Total Return(a)	1.10%
Net Assets, End of Period (000’s)	$121
Ratios to Average Net Assets
Gross Expense	4.25	%(d)
Net Expenses(b)	2.48	%(d)
Net Investment Income	0.88	%(d)
Portfolio Turnover Rate	8%

I SHARES	For the period January 12, 2012 to April 30, 2012*
Net Asset Value, Beginning of Period	$10.00
Income (Loss) From Operations:
Net Investment Income(c)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.05

Total Income (Loss) From Operations	0.11

Less Distributions From:
Net Investment Income	(0.03)
Net Realized gains	—

Total Distributions	(0.03)

Net Asset Value, End of Period	$10.08

Total Return(a)	1.10%
Net Assets, End of Period (000’s)	$24,935
Ratios to Average Net Assets	3.92	%(d)
Gross Expense	1.98	%(d)
Net Expenses(b)	2.11	%(d)
Net Investment Income	8%
Portfolio Turnover Rate

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year if any are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized for periods less than one year.
*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	87

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND†

A SHARES	For the period July 1, 2011 through April 30, 2012*		For the year ended June 30, 2011	For the year ended June 30, 2010	For the year ended June 30, 2009	For the year ended June 30, 2008	For the year ended June 30, 2007
Net Asset Value, Beginning of Period	$14.00		$12.10	$11.60	$17.75	$15.34	$15.07
Income (Loss) From Operations:
Net Investment Income(c)	(0.21)		0.63	0.02	0.15	0.63	0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.50		1.91	0.75	(4.89)	2.65	0.12

Total Income (Loss) From Operations	0.29		2.54	0.77	(4.74)	3.28	0.70

Less Distributions From:
Net Investment Income	(0.01)		(0.64)	(0.27)	(0.59)	(0.54)	(0.32)
Net Realized gains	—		—	—	(0.82)	(0.33)	(0.11)

Total Distributions	(0.01)		(0.64)	(0.27)	(1.41)	(0.87)	(0.43)

Net Asset Value, End of Period	$14.28		$14.00	$12.10	$11.60	$17.75	$15.34

Total Return(a)	2.04%		21.45%	6.57%	(26.78)%	22.00%	4.62%
Net Assets, End of Period (000’s)	$7,038		$13,773	$16,305	$20,073	$32,637	$128
Ratios to Average Net Assets
Gross Expense	1.33	%(e)	1.25%	1.20%	1.09%	0.99%	0.90%
Net Expenses(b)	1.28	%(e)	1.25%	1.19%	1.07%	0.90%	0.89%
Net Investment Income	(1.86	)%(e)	4.64%	0.13%	1.15%	3.61%	3.74%
Portfolio Turnover Rate	180%		199%	156%	115%	72%	23%

I SHARES(d)	For the period July 1, 2011 through April 30, 2012*		For the year ended June 30, 2011	For the year ended June 30, 2010	For the year ended June 30, 2009	For the year ended June 30, 2008	For the year ended June 30, 2007
Net Asset Value, Beginning of Period	$14.02		$12.11	$11.61	$17.75	$15.33	$15.06
Income (Loss) From Operations:
Net Investment Income(c)	(0.09)		0.65	0.04	0.28	0.60	0.50
Net realized and unrealized gain (loss) on investments and foreign currency	0.41		1.94	0.75	(4.99)	2.71	0.24

Total Income (Loss) From Operations	0.32		2.59	0.79	(4.71)	3.31	0.74

Less Distributions From:
Net Investment Income	(0.01)		(0.68)	(0.29)	(0.61)	(0.56)	(0.36)
Net Realized gains	—		—	—	(0.82)	(0.33)	(0.11)

Total Distributions	(0.01)		(0.68)	(0.29)	(1.43)	(0.89)	(0.47)

Net Asset Value, End of Period	$14.33		$14.02	$12.11	$11.61	$17.75	$15.33

Total Return(a)	2.31%		21.70%	6.76%	(26.59)%	22.27%	4.89%
Net Assets, End of Period (000’s)	$344,650		$252,497	$283,703	$368,263	$782,540	$555,007
Ratios to Average Net Assets
Gross Expense	1.08	%(e)	1.00%	0.95%	0.82%	0.65%	0.65%
Net Expenses(b)	1.02	%(e)	1.00%	0.94%	0.82%	0.65%	0.63%
Net Investment Income	(0.74	)%(e)	4.82%	0.33%	2.09%	3.64%	3.23%
Portfolio Turnover Rate	180%		199%	156%	115%	72%	23%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge if applicable. Total returns for periods of less than one year. If any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Formerly Institutional Shares
(e)	Annualized for periods less than one year.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Multi-Manager Real Asset Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

88	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND†

A SHARES	For the period July 1, 2011 through April 30, 2012*		For the year ended June 30, 2011	For the year ended June 30, 2010	For the year ended June 30, 2009	For the year ended June 30, 2008	For the year ended June 30, 2007
Net Asset Value, Beginning of Period	$10.60		$ 9.66	$ 9.02	$ 10.54	$10.80	$ 10.17
Income (Loss) From Operations:
Net Investment Income(c)	0.17		0.26	0.26	0.28	0.28	0.27
Net realized and unrealized gain (loss) on Investments	0.05		0.95	0.64	(1.41)	(0.13)	0.66

Total Income (Loss) From Operations	0.22		1.21	0.90	(1.13)	0.15	0.93

Less Distributions From(d):
Net Investment Income	(0.21)		(0.27)	(0.26)	(0.25)	(0.28)	(0.25)
Net Realized gains	—		—	—	(0.14)	(0.13)	(0.05)

Total Distributions	(0.21)		(0.27)	(0.26)	(0.39)	(0.41)	(0.30)

Net Asset Value, End of Period	$10.61		$10.60	$ 9.66	$ 9.02	$10.54	$10.80

Total Return(a)	2.15%		12.58%	9.98%	(10.57)%	1.35%	9.30%
Net Assets, End of Period (000's)	$7,003		$8,003	$9,890	$3,402	$4,777	$3,273
Ratios to Average Net Assets
Gross Expense(g)	0.77	%(f)	0.60%	0.64%	1.56%	1.68%	3.73%
Net Expenses(b)(g)	0.63	%(f)	0.60%	0.64%	0.75%	0.75%	0.75%
Net Investment Income	1.95	%(f)	2.54%	2.65%	3.02%	2.61%	2.57%
Portfolio Turnover Rate	37%		26%	92%	31%	25%	47%

I SHARES(e)	For the period July 1, 2011 through April 30, 2012*		For the year ended June 30, 2011	For the year ended June 30, 2010	For the year ended June 30, 2009	For the year ended June 30, 2008	For the year ended June 30, 2007
Net Asset Value, Beginning of Period	$10.62		$ 9.67	$ 9.04	$ 10.55	$10.81	$10.17
Income (Loss) From Operations:
Net Investment Income(c)	0.19		0.29	0.29	0.31	0.31	0.31
Net realized and unrealized gain (loss) on Investments	0.06		0.95	0.62	(1.41)	(0.14)	0.65

Total Income (Loss) From Operations	0.25		1.24	0.91	(1.10)	0.17	0.96

Less Distributions From(d):
Net Investment Income	(0.23)		(0.29)	(0.28)	(0.27)	(0.30)	(0.27)
Net Realized gains	—		—	—	(0.14)	(0.13)	(0.05)

Total Distributions	(0.23)		(0.29)	(0.28)	(0.41)	(0.43)	(0.32)

Net Asset Value, End of Period	$10.64		$10.62	$ 9.67	$ 9.04	$10.55	$10.81

Total Return	2.44%		12.96%	10.12%	(10.30)%	1.58%	9.62%
Net Assets, End of Period (000's)	$45,299		$55,226	$53,131	$13,021	$8,058	$7,894
Ratios to Average Net Assets
Gross Expense(g)	0.52	%(f)	0.35%	0.39%	1.30%	1.43%	3.08%
Net Expenses(b)(g)	0.38	%(f)	0.35%	0.39%	0.50%	0.50%	0.50%
Net Investment Income	2.20	%(f)	2.81%	2.91%	3.42%	2.83%	2.86%
Portfolio Turnover Rate	37%		26%	92%	31%	25%	47%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(e)	Formerly Institutional Shares.
(f)	Annualized for periods less than one year.
(g)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2012  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	89

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

A SHARES(i)	2012	2011(d)		2010(d)	2009(d)	2008(d)	2007(d)
Net Asset Value, Beginning of Period	$ 9.70	$ 8.62		$ 6.72	$10.07	$10.67	$10.47
Income (Loss) From Operations:
Net Investment Income(c)	0.11	0.10		0.04	0.10	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.42)	1.13		1.87	(2.82)	(0.19)	0.87

Total Income (Loss) From Operations	(0.31)	1.23		1.91	(2.72)	(0.09)	0.99

Less Distributions From:
Net Investment Income	(0.12)	(0.12)		(0.01)	(0.10)	(0.16)	(0.22)
Net Realized Gains	(0.01)	(0.03)		—	(0.53)	(0.35)	(0.57)

Total Distributions	(0.13)	(0.15)		(0.01)	(0.63)	(0.51)	(0.79)

Net Asset Value, End of Period	$ 9.26	$ 9.70		$ 8.62	$ 6.72	$10.07	$10.67

Total Return(a)	(3.13)%	14.54%		28.39%	(26.61)%	(0.93)%	9.80%
Net Assets, End of Period (000’s)	$65,285	$75,554		$21,822	$21,871	$36,868	$41,963
Ratios to Average Net Assets
Gross Expense(h)	1.64%	1.51%		1.39%	1.48%	1.20%	1.14%
Net Expenses(b)(h)	0.79%	0.73%		0.83%	0.86%	0.88%	0.89%
Net Investment Income	1.26%	0.97%		0.46%	1.31%	0.98%	1.20%
Portfolio Turnover Rate	41%	55%		10%	42%	21%	22%

I SHARES(j)	2012	2011(g)
Net Asset Value, Beginning of Period	$ 9.70	$ 8.08
Income (Loss) From Operations:
Net Investment Income(c)	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.43)	1.66

Total Income (Loss) From Operations	(0.29)	1.76

Less Distributions From:
Net Investment Income	(0.15)	(0.11)
Net Realized Gains	(0.01)	(0.03)

Total Distributions	(0.16)	(0.14)

Net Asset Value, End of Period	$ 9.25	$ 9.70

Total Return(a)	(2.87)%	22.07%
Net Assets, End of Period (000’s)	$3,108	$3,426
Ratios to Average Net Assets
Gross Expense(h)	1.39%	1.44	%(e)
Net Expenses(b)(h)	0.51%	0.67	%(e)
Net Investment Income	1.53%	1.25	%(e)
Portfolio Turnover Rate	41%	55	%(f)

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Effective June 11, 2010, shareholders of the former Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, and Managed Allocation Fund—Conservative Growth became owners of the Strategic Allocation Fund in a plan of reorganization. See Note 8. Additionally, the accounting and performance history of the Managed Allocation Fund—Moderate Growth Fund was redesignated as that of the Strategic Allocation Fund for A Shares for periods prior to June 14, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2011.
(g)	For the period from June 11, 2010 (commencement of operations) to April 30, 2011.
(h)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(i)	Formerly Class A Shares.
(j)	Formerly Institutional I Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2012

90	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND†

A SHARES	For the period July 1, 2011 through April 30, 2012*		For the year ended June 30, 2011	For the year ended June 30, 2010	For the year ended June 30, 2009	For the year ended June 30, 2008	For the year ended June 30, 2007
Net Asset Value, Beginning of Period	$ 9.33		$ 7.49	$ 6.81	$ 10.92	$12.19	$10.54
Income (Loss) From Operations:
Net Investment Income(c)	0.05		0.14	0.10	0.12	0.17	0.08
Net realized and unrealized gain (loss) on Investments	(0.13)		1.85	0.68	(3.53)	(0.78)	1.80

Total Income (Loss) From Operations	(0.08)		1.99	0.78	(3.41)	(0.61)	1.88

Less Distributions From(d):
Net Investment Income	(0.05)		(0.15)	(0.10)	(0.12)	(0.17)	(0.07)
Net Realized gains	—		—	—	(0.58)	(0.49)	(0.16)

Total Distributions	(0.05)		(0.15)	(0.10)	(0.70)	(0.66)	(0.23)

Net Asset Value, End of Period	$ 9.20		$ 9.33	$ 7.49	$ 6.81	$10.92	$12.19

Total Return(a)	(0.75)%		26.66%	11.41%	(30.79)%	(5.37)%	18.01%
Net Assets, End of Period (000's)	$3,074		$3,502	$3,788	$3,165	$4,737	$5,070
Ratios to Average Net Assets
Gross Expense(g)	0.88	%(f)	0.67%	0.58%	0.66%	0.61%	0.76%
Net Expenses(b)(g)	0.73	%(f)	0.67%	0.58%	0.65%	0.60%	0.75%
Net Investment Income	0.75	%(f)	1.64%	1.23%	1.63%	1.41%	0.69%
Portfolio Turnover Rate	17%		34%	53%	59%	23%	14%

I SHARES(e)	For the period July 1, 2011 through April 30, 2012*		For the year ended June 30, 2011	For the year ended June 30, 2010	For the year ended June 30, 2009	For the year ended June 30, 2008	For the year ended June 30, 2007
Net Asset Value, Beginning of Period	$ 9.35		$ 7.51	$ 6.82	$ 10.93	$12.20	$10.55
Income (Loss) From Operations:
Net Investment Income(c)	0.07		0.17	0.11	0.15	0.20	0.10
Net realized and unrealized gain (loss) on Investments	(0.13)		1.84	0.70	(3.54)	(0.78)	1.81

Total Income (Loss) From Operations	(0.06)		2.01	0.81	(3.39)	(0.58)	1.91

Less Distributions From(d):
Net Investment Income	(0.07)		(0.17)	(0.12)	(0.14)	(0.20)	(0.10)
Net Realized gains	—		—	—	(0.58)	(0.49)	(0.16)

Total Distributions	(0.07)		(0.17)	(0.12)	(0.72)	(0.69)	(0.26)

Net Asset Value, End of Period	$ 9.22		$ 9.35	$ 7.51	$ 6.82	$10.93	$12.20

Total Return(a)	(0.62)%		26.91%	11.80%	(30.63)%	(5.14)%	18.25%
Net Assets, End of Period (000's)	$39,257		$51,887	$46,058	$51,823	$56,985	$53,249
Ratios to Average Net Assets
Gross Expense(g)	0.61	%(f)	0.42%	0.33%	0.41%	0.36%	0.52%
Net Expenses(b)(g)	0.48	%(f)	0.42%	0.33%	0.40%	0.35%	0.50%
Net Investment Income	1.02	%(f)	1.89%	1.41%	1.97%	1.67%	0.90%
Portfolio Turnover Rate	17%		34%	53%	59%	23%	14%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(e)	Formerly Institutional Shares.
(f)	Annualized for periods less than one year.
(g)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Prior to March 9, 2012 the Fund’s fiscal year end was June 30.

See Notes which are an integral part of the Financial Statements

April 30, 2012   /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	91
1.	ORGANIZATION

Wilmington Funds (the “Trust”), formerly known as MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 26 portfolios, 6 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 20 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Goal

Wilmington Multi-Manager International Fund* (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Rock Maple Alternatives Fund (“Rock Maple Alternatives Fund”)(d)	The Fund’s investment goal is to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.

Wilmington Multi-Manager Real Asset Fund* (“Real Asset Fund”)(d)	The Fund’s investment goal is to achieve long-term preservation of capital with current income.

Wilmington Strategic Allocation Conservative Fund* (“Strategic Allocation Conservative Fund”)(d)	The Fund’s investment goal is to seek a high level of total return consistent with a conservative level of risk relative to other Wilmington Strategic Allocation Funds.

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”), formerly MTB Strategic Allocation Fund(d)	The Fund’s investment goal is to seek a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.

Wilmington Strategic Allocation Aggressive Fund* (“Strategic Allocation Aggressive Fund”)(d)	The Fund’s investment goal is to seek a high level of total return consistent with an aggressive level of risk relative to other Wilmington Strategic Allocation Funds.

(d)	Diversified

*	Effective March 9, 2012, the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Conservative Asset Allocation Fund and Wilmington Aggressive Asset Allocation Fund (collectively the “WT Funds”), each a series of WT Mutual Fund, were reorganized into the Trust. For financial reporting purposes, the WT Funds’ financial and performance history prior to the reorganization has been carried forward and is reflected in the Funds’ financial statements and financial highlights. See Note 8 for additional information regarding the reorganization.

The Trust offers 7 classes of shares: A Shares, C Shares, Service Shares, Select Shares, Administrative Shares, I Shares and Institutional Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•	price information on listed securities, including underlying Exchange Traded Funds (“ETF’s”) and Exchange Traded Notes (“ETN’s”), is taken from the exchange where the security is primarily traded.

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest

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ANNUAL REPORT  /  April 30, 2012

92	NOTES TO FINANCIAL STATEMENTS

rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2012, there were no significant transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. This does not include transfers between Level 1 and Level 2 due to the Multi-Manager International Fund utilizing international fair value pricing during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

In May 2011, the International Accounting Standards Board and the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04, which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS, will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly.

Premium and Discount Amortization/Accretion and Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	93

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Board of Trustee’s approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Short Sales – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Funds.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2012, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
Multi-Manager International Fund	$8,267,443	$8,741,210
Multi-Manager Real Asset Fund	200,885	210,257
Strategic Allocation Moderate Fund	1,616,247	1,648,951

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in

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ANNUAL REPORT   /  April 30, 2012

94	NOTES TO FINANCIAL STATEMENTS

value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Rock Maple Alternatives Fund had options written during the period ended April 30, 2012 as follows:

	Number of Contracts	Premiums Received
Outstanding options at January 12, 2012*	—	$—
Options purchased	—	—
Option closed	(141)	(14,948)
Options written	667	295,825
Options expired	(270)	(148,961)
Options exercised	(111)	(54,356)

Options outstanding at April 30, 2012	145	$77,560

*	Commencement of operations.

The Real Asset Fund had transactions in options written during the period ended April 30, 2012 as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2011**	3,431	$226,303
Options purchased	(3,210)	(217,280)
Options closed	—	—
Options written	2,632	234,774
Options expired	(613)	(54,012)
Options exercised	—	—

Options outstanding at April 30, 2012	2,240	$189,785

**	Funds previous fiscal year end.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest rate swaps – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	95

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of April 30, 2012 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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ANNUAL REPORT   /  April 30, 2012

96	NOTES TO FINANCIAL STATEMENTS

The Following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2012.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities, at value. Net unrealized appreciation on swap agreements. Net unrealized appreciation on financial futures contracts.	Options written, at value. Net unrealized depreciation on swap agreements. Net unrealized depreciation on financial futures contracts.

Foreign exchange contracts	Net unrealized appreciation on forward foreign currency exchange contracts.	Net unrealized depreciation on forward foreign currency exchange contracts.

Equity contracts	Investments in securities, at value. Net unrealized appreciation on financial futures contracts.	Net unrealized depreciation on financial futures contracts. Options written, at value.

Credit contracts	Net unrealized appreciation on swap agreements.	Net unrealized depreciation on swap agreements.

	Asset Derivative Fair Value
	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$25	$—	$25	$—	$—
Rock Maple Alternatives Fund	302,634	302,612	22	—	—
Real Asset Fund	1,872,510	—	1,672,904	179,054	20,552

	Liability Derivative Fair Value
	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$31,464	$27,676	$3,788	$—	$—
Rock Maple Alternatives Fund	51,851	37,329	14,522	—	—
Real Asset Fund	2,295,537	—	1,972,571	314,583	8,383

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2012 are as follows:

Derivative Type	Location of the Statement of Operations
Equity contracts	Net realized gain (loss) on investments, options written and futures contracts Net change in unrealized appreciation (depreciation) on investments

Credit contracts	Net realized gain (loss) on swap agreements, options written and futures contracts Net change in unrealized appreciation (depreciation) on investments

Interest rate contracts	Net realized gain (loss) on swap agreements, options written and futures contracts Net change in unrealized appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions Net change in unrealized appreciation (depreciation) on investments

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$(112,738)	$(111,394)	$(1,344)	$—	$—
Rock Maple Alternatives Fund	(26,992)	(63,638)	36,646	—	—
Real Asset Fund	23,860,727	—	22,912,965	950,614	(2,852)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund	$(36,980)	$(42,757)	$5,777	$—	$—
Rock Maple Alternatives Fund	182,480	(167,980)	(14,500)	—	—
Real Asset Fund	374,743	—	483,536	(103,057)	(5,736)

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	97

For the period ended April 30, 2012, the Fund’s average volume of derivative activities is as follows:

	Written Options[1]	Purchased Options[2]	Futures Long Positions[3]	Futures Short Positions[3]	Forward Currency Contracts – Purchased[4]
International Fund	$—	$—	$440,246	$—	$—
Rock Maple Alternatives Fund	(77,560)	430,361	—	—	29,171
Real Asset Fund	(189,785)	30,510	29,556,678	1,228,834	42,231,759

	Forward Currency Contracts – Sold[5]	Interest Rate Swaps[6]	Credit Default Swaps as writer[6]
International Fund	$(376,329)	$—	$—
Rock Maple Alternatives Fund	(2,346,915)	—	—
Real Asset Fund	(152,094,480)	17,700,000	3,200,000

[1]	Premium Received.

[2]	Cost.

[3]	Average Notional Value.

[4]	Value at Settlement Date Payable.

[5]	Value at Settlement Date Receivable.

[6]	Notional Amount.
4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities.

As of April 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2011, 2010, and 2009, remain subject to examination by the Internal Revenue Service.

For the period ended April 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$29,272,586	$1,659,782	$(30,932,368)
Rock Maple Alternatives Fund	—	(67,815)	67,815
Real Asset Fund	—	4,179,740	(4,179,740)
Strategic Allocation Conservative Fund	—	71,949	(71,949)
Strategic Allocation Moderate Fund	—	43,623	(43,623)

The tax character of distributions for the corresponding years or periods as reported on the Statements of Changes in Net Assets were as follows:

	2012		2011
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Rock Maple Alternatives Fund	$71,149	$—	$—	$—
Strategic Allocation Moderate Fund	910,770	91,452	800,183	289,643

	2012	2011	2010
Fund	Ordinary Income*	Ordinary Income*	Ordinary Income*	Return of Capital
International Fund	$2,509,709	$4,176,386	$5,608,865	$28,040
Real Asset Fund	245,911	14,278,269	8,692,529	—
Strategic Allocation Conservative Fund	1,198,813	1,798,463	1,586,600	—
Strategic Allocation Aggressive Fund	339,756	1,010,375	903,405	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

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ANNUAL REPORT  /  April 30, 2012

98	NOTES TO FINANCIAL STATEMENTS

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ Over Distributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Capital Loss Carryforwards and Deferrals
International Fund	$3,701,607	$—	$6,565,138	$364,973,167
Rock Maple Alternatives Fund	116,458	44,353	18,147	—
Real Asset Fund	888,753	—	17,416,139	111,990,695
Strategic Allocation Conservative Fund	203,414	—	3,823,947	3,445,131
Strategic Allocation Moderate Fund	101,652	—	6,202,250	16,227,876
Strategic Allocation Aggressive Fund	62,632	—	2,997,115	11,270,430

At April 30, 2012, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Capital Loss Available Through				Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total Capital Loss Carryforwards
	2016	2017	2018	2019
International Fund	$88,749,523	$236,603,604	$28,105,841	$—	$8,049,983	$825,710	$362,334,661
Real Asset Fund	—	—	111,990,695	—	—	—	111,990,695
Strategic Allocation Conservative Fund	—	1,528,460	1,916,671	—	—	—	3,445,131
Strategic Allocation Moderate Fund	—	13,143,879	1,811,021				14,954,900
Strategic Allocation Aggressive Fund	—	1,765,190	1,730,440	7,629,135	96,999	—	11,221,764

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As a result of the tax-free transfer of assets described in Note 8 and 9 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the period ended April 30, 2012:

Fund	Capital Loss Carryforwards Used
International Fund	$12,666,152
Real Asset Fund	4,435,348
Strategic Allocation Conservative Fund	1,907,689
Strategic Allocation Moderate Fund	326,684

The International Fund expired capital loss carryforwards in the amount of $29,752,863.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October losses deferred to May 1, 2012 are as follows:

Fund	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses	Short-Term Post-October/ Late Year Currency Losses
International Fund	$2,638,506	$—	$—
Strategic Allocation Moderate Fund	—	1,272,976	—
Strategic Allocation Aggressive Fund	48,666	—	—

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC”) (formerly Rodney Square Management Corporation) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) (formerly MTB Investment Advisors, Inc.) provides sub-advisory services to each of the Funds. Prior to March 12, 2012, WTIA served as the Investment Advisor of the Strategic Allocation Moderate Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

The International Fund, Rock Maple Alternatives Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among a number of sub-advisors. WFMC engages Rock Maple Services, LLC (“Rock Maple”) to assist in the identification and selection of sub-advisors and in the portfolio construction process for the Rock Maple Alternatives Fund. For their services, the Funds pay Rock Maple and

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	99

each sub-advisor fees, accrued daily and paid monthly, as described below. Certain sub-advisors have entered into an agreement with WFMC to waive their fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of WFMC or its affiliates results in a fee that is less than the fee calculation under the sub-advisory agreement.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2013 (August 31, 2012 with regard to the Strategic Allocation Moderate Fund), so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below.

	Contractual Expense Limitations
	A Shares	I Shares
Multi-Manager International Fund	1.49%	1.36%
Rock Maple Fund	2.48%	1.98%
Multi-Manager Real Asset Fund	1.28%	1.03%
Strategic Allocation Conservative Fund	0.90%	0.65%
Strategic Allocation Moderate Fund	1.10%	0.85%
Strategic Allocation Aggressive Fund	1.03%	0.78%

Prior to March 12, 2012 the contractual expense limitations for Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund were 0.75% and 0.75% for A Shares and 0.50% and 0.50% for I Shares.

Fund	Gross Fees	Fees Waived	Fee as a % of average net asset of the Fund/ Allocated Net Assets for Subadvisors
Multi-Manager International Fund
WFMC	$1,026,768	$—	0.50%
Sub-advisors:
Artio Global Management, LLC*	103,895	—	0.50%
Barings International Investment Limited	34,435	—	0.45%
Goldman Sachs Asset Management, L.P.	272,903	(7,183)	0.50%
Hansberger Global Investors, Inc.	29,064	—	0.60%
LSV Asset Management	26,403	—	0.49%
Dimensional Fund Advisors LP	232,418	(30,792)	0.45% on the first $50 million; 0.30% in excess of $50 million
Parametric Portfolio Associates, Inc. (Emerging Markets Strategy)	525,679	(1,268)	0.80% on the first $100 million; 0.75% in excess of $100 million
Parametric Portfolio Associates, Inc. (Developed Country Index Replication Strategy)	83,859	(850)	0.275% on the first $50 million; 0.20% in excess of $50 million
Rock Maple Fund
WFMC	70,182	(118,646)	1.00%
Rock Maple Services, LLC	28,072	—	0.40%
Sub-advisors:
Acuity Investment Management, LLC	12,969	—	1.00%
Adar Investment Management, LLC	9,156	—	1.00%
Calypso Investment Management, LP	9,081	—	1.00%
TIG Advisors, LLC	9,204	—	1.00%
Whitebox Advisors	—	—	1.00%
Madison Street Partners, LLC	9,291	—	1.00%
Parametric Risk Advisors, Inc.	4,254	—	0.90%
Evercore Wealth Management, LLC	6,371	—	0.75%
Multi-Manager Real Asset Fund
WFMC	857,681	(1,324)	0.50% excluding assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy
			0.57% of the first $25 million of assets allocated to the TIPS strategy; 0.54% of the next $25 million; and 0.52% of assets over $50 million
			0.58% of assets allocated to the enhanced cash strategy
WFMC - Enhanced Cash Strategy	11,810	—	For assets allocated to the Enhanced Cash strategy, an additional fee as follows:
			0.08% on the assets allocated to the Enhanced Cash strategy.
Sub-advisors:
Pacific Investment Management Company, LLC	209,216	—	0.29%
E.I.I. Realty Securities, Inc.	234,905	—	0.65% on the first $100 million; 0.60% in excess of $100 million
CBRE Clarion Securities, LLC	244,987	(11,335)	0.65% on the first $50 million; 0.55% on the next $50 million; 0.45% in excess of $100 million
HSBC Global Asset Management (France)	56,680	—	0.20% on the first $100 million; 0.15% on the next $400 million; 0.10% in excess of $500 million
Strategic Allocation Conservative Fund	36,513	(47,909)	0.50%
Strategic Allocation Moderate Fund	441,277	(408,484)	0.50%
Strategic Allocation Aggressive Fund	28,713	(36,986)	0.50%

*	Effective March 27, 2012 Artio was terminated as the fund’s sub-advisor.

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ANNUAL REPORT  /  April 30, 2012

100	NOTES TO FINANCIAL STATEMENTS

Administrative Fee – BNY Mellon (“BNYM”) provides the Trust with fund administration, accounting, transfer agency, and custody services. WTIA in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WTIA	0.033%	On the first $5 billion
	0.020%	On the next $2 billion
	0.016%	On the next $3 billion
	0.015%	On assets in excess of $10 billion

BNYM	0.0285%	On the first $500 million
	0.0280%	On the next $500 million
	0.0275%	On assets in excess of $1 billion

WTIA may voluntarily choose to waive any portion of its fee. WTIA can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2012, WTIA did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ A Shares.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2012, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Multi-Manager International Fund	$1,020
Multi-Manager Real Asset Fund	122
Strategic Allocation Conservative Fund	16
Strategic Allocation Moderate Fund	163,438
Strategic Allocation Aggressive Fund	6

Sales Charges – The A Shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2012, M&T received the amounts listed below from sales charges on the sale of A Shares.

Fund	Sales Charges from A Shares
Multi-Manager International Fund	$—
Rock Maple Alternatives Fund	—
Multi-Manager Real Asset Fund	—
Strategic Allocation Conservative Fund	—
Strategic Allocation Moderate Fund	89,923
Strategic Allocation Aggressive Fund	—

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s A Shares and I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. Prior to March 12, 2012, the WT Funds were not subject to a shareholders service fee.

For the year ended April 30, 2012, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Multi-Manager International Fund	$59,142
Multi-Manager Real Asset Fund	764
Strategic Allocation Conservative Fund	28
Strategic Allocation Moderate Fund	5
Strategic Allocation Aggressive Fund	18

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

For the period May 1, 2011 to February 17, 2012, ALPS Fund Services, Inc. provided transfer agency services to the Trust. Effective February 18, 2012, BNYM, Inc. replaced ALPS Fund Services, Inc. as the transfer agent. BNYM agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. when the total expenses payable by the Trust exceed $995,413 until October 1, 2011. This agreement was extended and then terminated when BNYM replaced ALPS Fund Services, Inc. as the Fund’s transfer agent.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	101

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the period ended April 30, 2012 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/2011	Purchases/ Additions	Sales/ Reductions	Shares Received through Reorganization	Balance of Shares Held 4/30/2012	Value at 4/30/2012	Dividend Income	Realized Gain/Loss
Multi-Manager International Fund
Wilmington Prime Money Market Fund	—	1,522,104	1,522,104	—	—	$—	$—	$—

Real Assets Fund
Wilmington Prime Money Market Fund	—	18,277,519	16,503,385	—	1,774,134	1,774,134	48	—

Strategic Allocation Conservative Fund:
Wilmington Prime Money Market Fund	—	3,814,003	3,814,003	—	—	—	12,318	—
Wilmington Large Cap Strategy Fund	—	799,088	354,252	—	444,836	5,711,689	31,883	987,006
Wilmington Small Cap Strategy Fund	—	36,077	—	—	36,077	382,058	—	—
Wilmington Intermediate-Term Bond Fund	—	2,782,569	16,917	755	2,766,407	29,462,232	88,340	1,076
Wilmington Multi-Manager International Fund	—	886,880	371,788	—	515,092	3,476,869	6,368	(144,758)
Wilmington Multi-Manager Real Asset Fund	—	206,384	19,780	—	186,604	2,674,033	—	14,788

TOTAL		8,525,001	4,576,740	755		41,706,881	138,909	858,112

Strategic Allocation Moderate Fund:
Wilmington Prime Money Market Fund	3,386,724	21,012,520	22,047,286	—	2,351,958	2,351,958	1,209	—
Wilmington Large Cap Growth Fund	906,162	72,123	583,394	—	394,891	3,561,918	4,389	1,316,603
Wilmington Large Cap Value Fund	537,508	26,671	337,411	—	226,768	2,415,075	33,101	(315,505)
Wilmington Mid Cap Growth Fund	190,133	45,279	34,635	—	200,777	3,130,117	—	328,858
Wilmington Small Cap Growth Fund	130,721	20,845	40,575	—	110,991	1,904,605	—	253,357
Wilmington Multi-Manager International Fund	1,270,152	98,472	876,860	131,363	623,127	4,206,109	118,308	(1,656,444)
Wilmington Multi-Manager Real Asset Fund	—	145,148	—	—	145,148	2,079,972	—	—

TOTAL		21,421,058	23,920,161	131,363		19,649,754	157,007	(73,131)

Strategic Allocation Aggressive Fund:
Wilmington Prime Money Market Fund	—	8,781,393	8,781,393	—	—	—	13	—
Wilmington Large Cap Strategy Fund	—	3,337,107	1,806,901	—	1,530,206	19,647,847	66,678	178,374
Wilmington Small Cap Strategy Fund	—	94,041	9,183	—	84,858	898,648	—	45,546
Wilmington Multi-Manager International Fund	—	1,922,621	204,432	—	1,718,189	11,597,776	13,398	(18,728)
Wilmington Multi-Manager Real Asset Fund	—	154,862	—	—	154,862	2,219,173	—	—

TOTAL		14,290,024	10,801,909	—		34,363,444	80,089	205,192

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the advisor or sub-advisors. Commissions paid on those trades for the ten-month period ended April 30, 2012 were as follows:

International Fund	$81,438
Real Asset Fund	46,510

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ANNUAL REPORT  /  April 30, 2012

102	NOTES TO FINANCIAL STATEMENTS
6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year of period ended April 30, 2012 were as follows:

	Investments
Fund	Purchases	Sales
Multi-Manager International Fund	$339,544,538	$273,947,878
Rock Maple Alternatives Fund	20,487,547	1,552,688
Multi-Manager Real Asset Fund	568,922,064	501,117,577
Strategic Allocation Conservative Fund	20,901,059	31,159,728
Strategic Allocation Moderate Fund	25,484,995	29,092,879
Strategic Allocation Aggressive Fund	7,758,849	23,360,443

Purchases and sales of investments of U.S. Government Securities for the year or period ended April 30, 2012 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Strategic Allocation Moderate Fund	$2,324,340	$4,552,521

7.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the

Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNY Mellon. The termination date of this LOC is March 11, 2013. The Funds did not utilize the LOC for the year ended April 30, 2012.

8.	REORGANIZATION

On January 13, 2010, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided the transfer of all the assets of the MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth and MTB Managed Allocation Fund—Conservative Growth, (the “Target Funds”) for shares of the MTB Strategic Allocation Fund (“Acquiring Fund”). Shareholders approved the Plan at a meeting on May 27, 2010 and the reorganization took place on June 11, 2010. The acquisition was accomplished by a tax-free exchange of shares on June 11, 2010.

The purpose of this transaction was to combine the four Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Target Funds, and the comparatively better prospects for asset growth of the Acquiring Fund, it was believed that the shareholders best interests would be served by reorganizing the Target Funds into the Acquiring Fund.

For financial reporting purposes, the MTB Managed Allocation Fund—Moderate Growth was deemed to be the accounting survivor.

As such, the following information is presented as if the MTB Managed Allocation—Moderate Growth Fund acquired the MTB Managed Allocation—Conservative Growth Fund, the MTB Managed Allocation—Aggressive Growth Fund, and the MTB Strategic Allocation Fund:

	Shares Prior to Reorganization	Shares Issued by Surviving Fund	Appreciation/ (Depreciation) Prior to Reorganization	Net Assets Prior to Reorganization
MTB Managed Allocation Fund—Aggressive Growth			$114,689	$15,743,533
Class A Shares	1,541,966	1,286,370
Class B Shares	830,491	685,267
MTB Managed Allocation Fund—Conservative Growth			515,056	5,533,849
Class A Shares	440,110	471,856
Class B Shares	199,543	220,494
MTB Strategic Allocation Fund			(359,578)	17,977,043
Class A Shares	1,113,579	1,813,562
Class B Shares	103,099	175,331
Class I Shares	148,233	242,199

		4,895,079		$39,254,425

Prior to the acquisition the MTB Managed Allocation—Moderate Growth Fund had net assets of $31,482,373. After the acquisition, the MTB Managed Allocation—Moderate Growth Fund had net assets of $70,736,798.

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April 30, 2012  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	103

Assuming the acquisition had been completed on May 1, 2010, the MTB Strategic Allocation Fund results of operations for the year ended April 30, 2011 would have been as follows:

Net investment income	$674,489
Net realized and unrealized gain on investments	12,188,479

Because the combined Funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenues and earnings of MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Conservative Growth, and MTB Managed Allocation Fund—Moderate Growth, that have been included in Strategic Allocation’s Statement of Operations.

9.	REORGANIZATION – WT

On February 21, 2012, the Board approved an Agreement and Plan of Reorganization (the “Reorganization”) to transfer all of the assets of Wilmington Multi-Manager International Fund (“WT International Fund”), Wilmington Multi-Manager Real Asset Fund (“WT Real Asset Fund”), Wilmington Conservative Asset Allocation Fund (“WT Conservative Asset Allocation Fund”) and Wilmington Aggressive Asset Allocation Fund (“WT Aggressive Asset Allocation Fund”), each a series of WT Mutual Fund (collectively the “WT Funds”), in exchange for shares of the International Fund (“MTB International Fund”), Real Asset Fund, Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund (each an “Acquiring Fund”), respectively. The Reorganization is believed to be in the best interest of shareholders as combining the series of WT Funds and the Trust onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Additionally, the Reorganization is believed to present the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The shareholders of the WT Funds approved the Reorganization at a meeting on February 21, 2012 and the Reorganization took place on March 9, 2012. The Reorganization was treated as tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Acquiring Fund reflected the historical basis of the assets of each respective WT Fund as of the date of the Reorganization. WFMC and its affiliates bore the expenses related to the

Reorganization, except for brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

In exchange for their shares (A Shares and Institutional Shares), shareholders of the WT Real Asset Fund, WT Conservative Asset Allocation Fund and WT Aggressive Asset Allocation Fund received an identical number of shares of the corresponding class (Class A Shares and Class I Shares) of the Real Asset Fund, Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of their shares immediately prior to the Reorganization. The Real Asset Fund, Strategic Allocation Conservative Fund and Strategic Allocation Aggressive Fund had no operations prior to March 9, 2012. Each WT Fund’s investment objectives, policies and limitations were similar or identical to those of the respective Acquiring Fund. Accordingly, for financial reporting purposes, the operating history of the WT Real Asset Fund, WT Aggressive Asset Allocation Fund and WT Aggressive Asset Allocation Fund prior to the Reorganization is reflected in each respective Acquiring Fund’s financial statements and financial highlights.

In connection with the Reorganization, the MTB International Fund revised its investment strategies so that they were identical to the investment strategies of WT International Fund. Additionally, the portfolio management team, portfolio composition and operating structure of the combined fund more closely resemble that of the WT International Fund. Accordingly, for financial reporting purposes, the WT International Fund’s operating history prior to the Reorganization is reflected in the International Fund’s financial statements and financial highlights. As such, the financial statements and financial highlights are presented as if the WT International Fund acquired the MTB International Fund, and reflect the issuance of 951,099 A Shares and 18,385,556 I Shares (formerly A Shares and Institutional Shares) of the WT International Fund, respectively, in exchange for 740,978 A Shares and 14,509,670 I Shares of the MTB International Fund with an aggregate net asset value equal to the aggregate net asset value of such shares in the MTB International Fund immediately prior to the Reorganization. The following additional information is as of the date of the Reorganization:

MTB International Fund
Accumulated Net Realized Loss on Investments	Net Unrealized Appreciation on Investments	Net Assets	Net Assets of WT International Fund	Net Assets of combined fund
($61,012,527)	$9,585,986	$131,922,273	$283,001,865	$414,924,138

The financial statements of the International Fund reflect the operations of the WT International Fund for the period prior to the Reorganization and the combined fund for the period subsequent to the Reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the International Fund that have been included in the combined fund’s Statement of Operations since the Reorganization was completed. Assuming the Reorganization had been completed on July 1, 2011, the proforma net investment income , net loss on investments and net decrease in net assets from operations for the fiscal period ended April 30, 2012 would have been $5,019,069, $(153,589,156) and $(148,570,086), respectively.

On August 21, 2009, the Conservative Asset Allocation Fund (the “Conservative Fund”) acquired all of the assets and liabilities of the Moderate Asset Allocation Fund (the “Moderate Fund”) in exchange for shares of the Conservative Fund, pursuant to an agreement and plan of

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ANNUAL REPORT  /  April 30, 2012

104	NOTES TO FINANCIAL STATEMENTS

reorganization approved by the Board of Trustees and approved by the shareholders of the Moderate Fund. The Conservative Fund’s acquisition of the Moderate Fund was accomplished through the tax-free exchange of the outstanding shares of the Moderate Fund, 1,794,412 Institutional Shares and 953,809 A Shares, on August 21, 2009 (valued at $15,358,229 and $8,139,354, respectively) for 1,628,014 Institutional Shares and 864,369 A Shares of the Conservative Fund. The net assets and net unrealized depreciation of the Moderate Fund as of the close of business on August 21, 2009 were $23,497,583 and $(361,399), respectively. Prior to the acquisition on August 21, 2009, the Conservative Fund had net assets of $17,650,098. After the acquisition the Conservative Fund had net assets of $41,147,681.

10.	PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk Related to Investment in Underlying Funds – The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the decisions of the Advisor, as investment advisor, regarding the allocation of the Fund’s assets among the underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved. Through its investments in underlying funds, the Fund is subject to the risks of the underlying funds’ investments. Both the Fund and the underlying funds in which it invests bear fees and expenses, so an investment in the Fund may be subject to certain duplicate expenses.

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require disclosure in the Funds’ financial statements through this date.

12.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2012, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Rock Maple Alternatives Fund	34.69%
Multi-Manager Real Asset Fund	0.02%
Strategic Allocation Conservative Fund	15.78%
Strategic Allocation Moderate Fund	23.76%
Strategic Allocation Aggressive Fund	87.55%

For the year ended April 30, 2012, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Multi-Manager International Fund	100.00%
Rock Maple Alternatives Fund	100.00%
Multi-Manager Real Asset Fund	3.91%
Strategic Allocation Conservative Fund	23.13%
Strategic Allocation Moderate Fund	51.78%
Strategic Allocation Aggressive Fund	100.00%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2012  /  ANNUAL REPORT

105

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities of Wilmington Multi-Manager International Fund, Wilmington Rock Maple Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) (the “Funds”), including the portfolios of investments, as of April 30, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for each of years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager International Fund, Wilmington Rock Maple Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund at April 30, 2012, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2012

ANNUAL REPORT  /  April 30, 2012

106	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Kenneth G. Thompson* Birth date: 9/64 TRUSTEE Began serving: December 2008

Principal Occupations: President, Wilmington Funds; Senior Vice President and Managing Director, Wilmington Trust Investment Advisors, Inc. (“WTIA”); Senior Vice President, M&T Bank.

Other Directorships Held: None.

Robert J. Christian* Birth date: 2/49 TRUSTEE Began serving: March 2012

Principal Occupations: Retired.

Other Directorships Held: Fund Vantage Trust (33 portfolios); Optimum Fund Trust (6 portfolios) (registered investment companies).

Previous Positions: Executive Vice President of Wilmington Trust Company (“WTC”) (2/96 to 2/06); President of Rodney Square Management Corporation (“RSMC”) (1996 to 2005); Vice President of RSMC (2005 to 2006).

R. Samuel Fraundorf, CFA, CPA* Birth year: 1964 TRUSTEE Began serving: March 2012

Principal Occupations: President of WTIA.

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of Wilmington Trust Investment Management (“WTIM”) (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Jeffrey Durkee** Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupations:

President and Chief Executive Officer, Wilmington Trust Investment Advisors, Inc. (3/07 to 1/12).

Other Directorships Held: None.

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*	Kenneth G. Thompson is “interested” due to positions he held with M&T Bank, the parent of the Fund’s Advisor. Robert J. Christian is “interested” due to positions he held with WTC and RSMC. R. Samuel Fraundorf is “interested” due to positions he held with WTIM.
**	Jeffrey Durkee resigned as Trustee effective January 27, 2012. Mr. Durkee was “interested” due to positions he held with WTIA.

April 30, 2012  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	107

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Joseph J. Castiglia Birth date: 7/34 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Retired

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/05 to 2/08); Chairman, Trustee and Treasurer, Buffalo Olmstead Parks Conservancy (1/05 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to present); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Baker Victory Services (1/05 to 12/08); Director, Dunn Tire Corporation (1/05 to present); Director, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer, Controller and Vice Chairman, Pratt & Lambert United (manufacturing of paints, coatings and adhesives) (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (health insurance provider) (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

William H. Cowie, Jr. Birth date: 1/31 TRUSTEE Began serving: September 2003

Principal Occupations: Retired.

Other Directorships Held: MedStar Community Health (not-for-profit owner and operator of hospitals) (1972 to present).

Previous Positions: Vice Chairman of Signet Banking Corp.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Highmark Blue Cross/Blue Shield (2/05 to 6/10); Director, Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Hilbert College (2000 to 2011); Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation; Former National Director, Classic Car Club of America.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman and Director, Girard Partners, Ltd. (investment advisor) (9/95 to present); Chairman and Director, Girard Capital (broker-dealer) (3/09 to present).

Other Directorships Held: Director, Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

ANNUAL REPORT  /  April 30, 2012

108	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Date Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dr. Marguerite D. Hambleton Birth date: 2/43 TRUSTEE Began Serving: September 2005

Principal Occupations: President, AAA New York State Association (travel and financial services) (7/09 to present).

Other Directorships Held: Director, AAA Foundation for Traffic Safety (5/85 to 2/06); Director, AAA (travel and financial services) (3/91 to 3/08).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (2003 to 2005); President and CEO, AAA Western and Central New York (travel and financial services) (12/85 to 12/05).

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting) (1989 to present). Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

Dr. Eric Brucker Birth date: 12/41 TRUSTEE Began serving: March 2012

Principal Occupations: Retired.

Other Directorships Held: None.

Previous Positions: Professor of Economics, Widener University (2004 to 2012); Dean, School of Business Administration of Widener University (2001 to 2004); Dean, School of Business, Public Policy and Health, University of Maine (1998 to 2001); Dean, School of Management, University of Michigan-Dearborn (1992 to 1998); Academic Vice President, Trenton State University (1989-1991); Dean, College of Business and Economics, University of Delaware (1976 to 1989).

Nicholas A. Giordano Birth date: 2/43 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Kenneth G. Thompson Birth year: 1964 PRESIDENT Began serving: March 2012	Principal Occupations: Senior Vice President, M&T Bank.

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc., Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

April 30, 2012  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	109

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2009 AML COMPLIANCE OFFICER Began serving: February 2012

Principal Occupations: Managing Director, Wilmington Trust Investment Advisors, Inc.; Chief Compliance Officer, Wilmington Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank since April 2008.

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007

Principal Occupations: Vice President, BNY Mellon Asset Servicing (2009 to present).

Previous Positions: Vice President, BNY Mellon Asset Management (2003 to 2009); Vice President, BNY Mellon Asset Servicing (1999 to 2003).

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupations: President and Managing Partner, Foreside Financial Group, LLC (5/08 to present).

Previous Positions: Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management (8/02 to 5/04).

ANNUAL REPORT  /  April 30, 2012

110

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Advisory Agreement and Sub-Advisory Agreement on Behalf of Each Fund

At in-person meetings held on October 26 and December 9, 2011, the Board, including each Trustee who is not an “interested person” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved an investment advisory agreement between the Trust, on behalf of each Fund, and WFMC (the “New Investment Advisory Agreement”). At the same meetings, the Board, including all of the Independent Trustees, also approved a sub-advisory agreement among the Trust, on behalf of each Fund, WFMC and WTIA (the “New Sub-Advisory Agreement,” and together with the New Investment Advisory Agreement, the “New Agreements”).

The New Agreements relate to each of: the Wilmington Large-Cap Value Fund, Wilmington Large-Cap Growth Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund, Wilmington Multi-Manager International Fund, Wilmington Strategic Allocation Moderate Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Short-Term Corporate Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Maryland Municipal Bond Fund, Wilmington New York Municipal Bond Fund, Wilmington Pennsylvania Municipal Bond Fund, Wilmington Virginia Municipal Bond Fund, Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund, and Wilmington Tax-Exempt Money Market Fund (the “Group A Funds”); the Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Aggressive Fund, and Wilmington Municipal Bond Fund (the “Group B Funds”); and the Wilmington Rock Maple Alternatives Fund (the “Alternatives Fund,” and, collectively with the Group A Funds and the Group B Funds, the “Funds”). Each Group A Fund has been a series of the Trust for a number of years, and on or about March 12, 2012, certain of the Group A Funds acquired the assets and liabilities of a corresponding series of the WT Mutual Fund. The shareholders of each Group A Fund as of January 6, 2012, approved the New Agreements. The Board established the Group B Funds at the October 26 and December 9 meetings and on or about March 12, 2012, each Group B Fund acquired the assets and liabilities of a corresponding series of the WT Mutual Fund. The Board established the Alternatives Fund at the October 26 and December 9 meetings and the Alternatives Fund commenced operations on or about January 14, 2012.

Before considering the New Advisory Agreement and the New Sub-Advisory Agreement with respect to each Fund, the Board requested and reviewed information relating to the New Agreements, which was provided by WFMC and WTIA. That information addressed, among other things: (i) the services to be performed; (ii) the size and qualifications of WFMC and WTIA’s portfolio management staff; (iii) any potential or actual material conflicts of interest which may arise in connection with WFMC and WTIA’s management of the Funds; (iv) how the Funds would be managed by WFMC and WTIA, including a general description of the investment decision making processes, sources of information and investment strategies; (v) investment performance information; (vi) results of independent audit and regulatory examinations, including any recommendations or deficiencies noted; (vii) any litigation, investigation or administrative proceeding which may have a material impact on WFMC or WTIA’s ability to service the Funds; and (viii) WFMC and WTIA’s internal program for ensuring compliance with applicable investment objectives, policies and practices of the Funds, and the federal securities laws and other regulatory requirements. WFMC and WTIA provided written responses to the Board’s request for information, and also provided oral responses during the in-person meetings. The Independent Trustees received and reviewed a memorandum from independent legal counsel regarding the legal standards applicable to their review of the New Agreements. In addition, the Independent Trustees consulted with independent legal counsel in executive session with respect to their review of the New Agreements and certain other considerations relevant to their deliberations on whether to approve the New Agreements.

At the meetings on October 26 and December 9, 2011, the Board determined that WFMC and WTIA had the capabilities, resources and personnel necessary to provide satisfactory advisory services to each Fund, and that the advisory fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represent reasonable compensation to WFMC and WTIA. In making their decision to approve the New Agreements for each Fund, the Independent Trustees gave attention to all information furnished, including information provided throughout the prior year by WTIA (formerly known as MTB Investment Advisors, Inc.) as investment advisor to the Group A Funds. The Trustees also noted that WFMC and WTIA are under the common control of M&T Bank Corporation, and that the officers and employees of WFMC overlap with the officers and employees of WTIA.

In making their decision to approve the New Agreements for each Fund, the Independent Trustees considered various factors, as described below, that they believed to be relevant in evaluating the New Agreements. In their deliberations, the Trustees did not identify any particular information or factor that was controlling, and different Trustees may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.

The Board considered that the New Agreements are substantially similar to the Trust’s previous investment advisory agreements with WTIA, which were approved for renewal at an in-person meeting held on September 14-15, 2011. In the case of each Fund, the Trustees therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as: the relative performance of the Group A Funds; compliance with the investment objectives, policies, strategies and limitations of the Group A Funds; and the compliance of management personnel with the numerous operational and compliance policies and procedures that were established by the Board. In the case of each Fund, the Trustees also considered WFMC and WTIA’s personnel who possess the experience to provide investment management services to the Funds. The Trustees noted that the Wilmington Multi-Manager International Fund, Wilmington Large-Cap Value Fund, Wilmington Multi-Manager Real Asset Fund and Alternatives Fund employ a multi-manager approach through which the Funds rely

April 30, 2012  /  ANNUAL REPORT

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS	111

on two or more sub-advisors to manage a portion of each Fund’s assets under the ongoing supervision of WFMC and WTIA. In the case of the Wilmington Multi-Manager Real Asset Fund and Alternatives Fund, which were established at the October 26 and December 9 meetings, the Trustees focused on the prior experience of WFMC and WTIA in overseeing the investment activities of sub-advisors that are not affiliated with WFMC and WTIA.

Based on the information provided by WFMC and WTIA, the Trustees concluded that the nature, extent and quality of the services provided by WFMC and WTIA supported the approval of the New Agreements.

Investment Performance.

The Board considered the overall investment performance of WFMC, WTIA and the Group A and Group B Funds, as well as the funds of the WT Mutual Fund for which WFMC previously served as investment advisor. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees also gave weight to their review of investment performance in connection with the approval of the New Agreements at the Board meetings held October 26 and December 9, 2011. The Trustees reviewed reports prepared by WFMC and WTIA, which showed each Group A Fund’s investment performance in comparison with its applicable peer group for the one-, five- and ten-year periods, as well as information about each Fund’s performance compared to its benchmark. With respect to the Group B Funds, the Trustees considered similar information about the performance of each series of the WT Mutual Fund that was merged into a corresponding Group B Fund. With respect to the Alternatives Fund, the Trustees considered hypothetical, pro-forma performance information for the Fund. The Board concluded that the performance information provided by WFMC and WTIA supported approval of the New Agreements.

Comparative Expenses.

WFMC and WTIA represented to the Board that the aggregate contractual investment advisory fees for each Group A Fund would be the same as that previously charged to the Funds by WTIA. At its meeting on September 14-15, 2011, the Board, including all of the Independent Trustees, approved the continuation of the investment advisory agreements for each Group A Fund based upon, among other things, comparative information about the net advisory fee ratios and total expense ratios (after deduction for advisory fee waivers and expense reimbursements) of each Fund versus those of a group of funds selected as being similar to each Fund. The Trustees reviewed reports prepared by WFMC and WTIA which showed each Group B Fund’s advisory fees and expenses in comparison with its applicable peer group. The Trustees also reviewed reports prepared by WFMC which showed Alternatives Fund’s advisory fees and expenses in comparison with its applicable peer group. In that regard, the Trustees noted the unique nature of the Alternatives Fund, which uses multiple sub-advisors employing alternative investment strategies, as well as WFMC and WTIA’s contractual commitment to waive certain fees and reimburse expenses for the Fund.

At the October 26 and December 9 meetings, the Trustees concluded that the proposed advisory and sub-advisory fees to be paid to and the services to be provided by WFMC and WTIA supported approval of the New Agreements.

Management Profitability.

The Trustees also considered the profitability of the relationships among the Funds and WFMC and WTIA, noting the significant decreases in profitability for the Group A Funds over the last few years. The Trustees considered any direct or indirect revenues received by affiliates of WFMC and WTIA. Based on the information provided, the Trustees concluded that the profitability to WFMC and WTIA with respect to the Funds supported approval of the New Agreements.

Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered WFMC and WTIA’s assessments that under the current market conditions and based on the asset sizes of the Funds, and the existence of certain voluntary and contractual fee waivers, economies of scale were appropriately reflected in the investment advisory fees of the Funds.

Other Benefits.

The Trustees considered the “fall-out” or ancillary benefits resulting from the relationships among the Funds and WFMC and WTIA. In that regard, the Board considered the fees received by WFMC and WTIA and their affiliates for providing other services to the Funds under separate agreements. With respect to any soft-dollar arrangements, the Board noted that in selecting brokers, WFMC and WTIA must seek to obtain best execution of fund trades.

Conclusion.

After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session with independent legal counsel outside of the presence of management personnel, the Board, including all of the Independent Trustees, approved the New Agreements. The Board based its decision on the totality of the circumstances, including the factors identified above, and with a view to past and long-term considerations. Not all of the factors and considerations identified were relevant to each Fund, nor did the Board find any one of them to be determinative.

ANNUAL REPORT  /  April 30, 2012

112	BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Sub-Advisory Agreements on Behalf of the Wilmington Multi-Manager International Fund (the “International Fund”), the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”) and the Alternatives Fund

At in-person meetings held on October 26 and December 9, 2011, the Board, including all of the Independent Trustees, approved investment sub-advisory agreements among the Trust, WFMC and each of the following sub-advisors: (i) on behalf the International Fund, Acadian Asset Management, LLC; Dimensional Fund Advisors LP; Goldman Sachs Asset Management, L.P.; Parametric Portfolio Associates LLC; and Principal Global Investors LLC; (ii) on behalf of the Real Asset Fund, CBRE Clarion Securities LLC, EII Realty Securities, Inc.; Pacific Investment Management Company, LLC; and HSBC Global Asset Management (France); and (iii) on behalf of the Alternatives Fund, Acuity Capital Management, LLC; ADAR Investment Management, LLC; Calypso Capital Management, LP; Evercore Wealth Management, LLC; Madison Street Partners, LLC; Parametric Risk Advisors, LLC; Rock Maple Services, LLC (“Rock Maple”); TIG Advisors, LLC; Water Island Capital, LLC; and Whitebox Advisors LLC. Together, the International Fund, Real Asset Fund and Alternatives Fund are referred to as the “Sub-Advised Funds.” The Sub-Advised Funds’ agreements with the sub-advisors listed above are referred to as the “Sub-Advisory Agreements.”

Before meeting to determine whether to approve the Sub-Advisory Agreements, the Board had the opportunity to review written materials provided by each of the sub-advisors and independent legal counsel to the Independent Trustees, which contained information to help the Board evaluate the Sub-Advisory Agreements. The materials generally included information regarding, among other things: (i) services performed or to be performed; (ii) the size and qualifications of each sub-advisor’s portfolio management staff; (iii) any potential or actual conflicts of interest which may arise in connection with a sub-advisor’s management of the relevant Fund; (iv) investment performance information; (v) results of any independent audit or regulatory examinations, including any recommendations or deficiencies noted; (vi) any litigation, investigation or administrative proceeding which may have a material impact on any sub-advisor’s ability to service the relevant Fund; and (vii) the sub-advisor’s internal program for ensuring compliance with applicable investment objectives, policies and practices, the federal securities laws and other regulatory requirements. The Board also considered the recommendations of management with respect to each sub-adviser.

The Independent Trustees received and reviewed a memorandum from independent legal counsel regarding the legal standards applicable to their review of the New Agreements, including the Sub-Advisory Agreements. In addition, the Independent Trustees consulted with independent legal counsel in executive session with respect to their review of the Sub-Advisory Agreements and certain other considerations relevant to their deliberations on whether to approve them.

In addition to the information provided by each sub-advisor as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Sub-Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.

The Trustees considered the services to be provided to each Sub-Advised Fund by each sub-advisor, including information about the education and experience of relevant personnel at each sub-advisor. With respect to the Alternatives Fund, WFMC engages WTIA and Rock Maple to assist in the identification and selection of sub-advisors and in the portfolio construction process. The Trustees concluded that the nature, extent and quality of the services provided by the sub-advisors to each Sub-Advised Fund are appropriate and consistent with the terms of the Sub-Advisory Agreements.

Investment Performance.

The Trustees reviewed information from the sub-advisors for the International Fund and Real Asset Fund reflecting the investment performance of their respective sub-advised portions of the corresponding series of the WT Mutual Fund (that was merged into the International Fund and Real Asset Fund, as applicable) for various time periods, and, as available, information about the performance of similarly managed accounts. Although the Alternatives Fund did not have historical performance, the sub-advisors to the Alternatives Fund, to the extent available, showed investment performance information for similarly managed pooled accounts and investment companies for various periods. The Board concluded, taking into account the recommendations of Fund management, that the information supported approval of the Sub-Advisory Agreements.

Comparative Expenses.

The sub-advisors provided information regarding sub-advisory fees and an analysis of these fees in relation to the delivery of services to the Sub-Advised Funds. The Trustees also reviewed information regarding fees charged by the sub-advisors to other similar clients, to the extent available, and evaluated any explanation provided by the sub-advisors as to differences in fees charged to the Sub-Advised Funds and other similarly managed accounts. The Trustees concluded that the amount of the sub-advisory fees to be paid to the sub-advisors was supported by the information provided.

Management Profitability.

The Board considered information about the profitability of the relationships among each Sub-Advised Fund and each sub-advisor. Based on the information provided, the Board concluded that each sub-advisor’s profitability supported approval of the Sub-Advisory Agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS	113

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized relative to fee levels as each Sub-Advised Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered WFCM and WTIA’s assessments that under the current market conditions and based on asset sizes of the Sub-Advised Funds, economies of scale were appropriately reflected in the fees to be paid to each sub-advisor.

Other Benefits.

The Trustees considered any ancillary benefit resulting from each sub-advisor’s relationship with the Sub-Advised Fund, including any soft-dollar arrangements. With respect to any soft-dollar arrangements, the Board noted that in selecting brokers, the sub-advisors must seek to obtain best execution of fund trades.

Conclusion.

Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreements was in the best interests of each Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Sub-Advisory Agreements.

ANNUAL REPORT  /  April 30, 2012

114

SHAREHOLDER PROXY RESULTS

At February 21, 2012, a summary report of shares voted by proposal is as follows:

To approve a new investment advisory agreement between MTB Group of Funds, on behalf of each Fund, and Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation).

Shares Voted
For	2,817,888,588
Against	10,879,070
Abstain	301,975,843
Broker Non-Vote	537,128,987

To approve a new investment sub-advisory agreement among MTB Group of Funds, on behalf of each Fund, Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation) and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investment Advisors, Inc.).

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Aggressive Asset Allocation Fund (“target fund”), to Wilmington Strategic Allocation Aggressive Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	4,289,032
Against	2,324
Abstain	—

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Conservative Asset Allocation Fund (“target fund”), to Wilmington Strategic Allocation Conservative Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	3,708,976
Against	—
Abstain	7,038

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Multi-Manager Intenational Fund (“target fund”), to MTB International Equity Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	35,064,004
Against	18,426
Abstain	17,241

Approve an agreement & plan of reorganization providing for (i) transfer substantially all of Assets & Liabilities of Wilmington Multi-Manager Real Asset Fund (“target fund”), to Wilmington Multi-Manager Real Asset Fund (“acquiring fund”); (ii) distribution of corresponding class shares of acquiring fund to holders of target fund; (iii) deregistration of WT Mutual Fund.

Shares Voted
For	13,067,483
Against	23,018
Abstain	16,279

April 30, 2012  /  ANNUAL REPORT

115

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT  /  April 30, 2012

116

PRIVACY POLICY AND NOTICE OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

April 30, 2012  /  ANNUAL REPORT

117

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT  /  April 30, 2012

Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors

111 South Calvert Street 26th Floor

Baltimore, MD 21202

Additional Sub-Advisors to the

Wilmington Multi-Manager International Fund

Acadian Asset Management LLC

One Post Office Square

Boston, MA 02109

Baring International Investment Limited

155 Bishopsgate

London, EC2M 3XY, United Kingdom

Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One

Austin, TX 78746

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Hansberger Global Investors, Inc.

401 East Las Olas Blvd, Suite 1700

Ft. Lauderdale, FL 33301

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, IL 60606

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Global Investors LLC

801 Grand Avenue

Des Moines, IA 50392

Additional Sub-Advisors to the

Wilmington Rock Maple Alternatives Fund

Acuity Capital Management, LLC

60 Arch Street, 2nd Floor

Greenwich, CT 06830

ADAR Investment Management, LLC

156 West 56th Street, Suite 801

New York, NY 10019

Calypso Capital Management, LP

135 East 57th Street, 20th Floor

New York, NY 10022

Rock Maple Services, LLC

711 Fifth Avenue, 5th Floor

New York, NY 10022

TIG Advisors, LLC

520 Madison Avenue, 26th Floor

New York, NY 10022

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Whitebox Advisors LLC

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

Madison Street Partners, LLC

3200 Cherry Creek South Drive, Suite 360

Denver, CO 80209

Parametric Risk Advisers

274 Riverside Avenue, 1st Floor

Westport, CT 06880

Evercore Wealth Management, LLC

55 East 52 Street, 36th Floor

New York, NY 10055

Additional Sub-Advisors to the

Wilmington Multi-Manager Real Asset Fund

EII Realty Securities, Inc.

640 Fifth Avenue, 8th Floor

New York, NY 10019

CBRE Clarion Securities LLC

201 King of Prussia Road, Suite 600

Radnor, PA 19087

Pacific Investment Management Company, LLC (“PIMCO”)

840 Newport Center Drive

Newport Beach, CA 92660

HSBC Global Asset Management (France)

Immeuble Ile De France, 4 Place de la Pyramide

Puteaux France, 92800

Co-Administrator

Wilmington Trust Investment Advisors

111 South Calvert Street 26th Floor

Baltimore, MD 21202

Co-Administrator, Accountant, and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square, 2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-AR-MMgr-0412

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds. Since we are required by law to send a report to each person listed as a shareholder, you (or your household) may receive more than one report.

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b) There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2012 - $605,900

Fiscal year ended 2011 - $412,432

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2012 - $117,990

Fiscal year ended 2011 - $86,060

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2012 - 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2012 - 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2012 - 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not Applicable

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2012 - $117,990

Fiscal year ended 2011 - $86,060

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	INVESTMENTS

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Wilmington Funds

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 29, 2012

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 29, 2012

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 29, 2012